                    File Numbers: 333-140230 and 811-04294

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X


                       Post-Effective Amendment Number 14


                            Registration Statement

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X


                      Post-Effective Amendment Number 181


                           VARIABLE ANNUITY ACCOUNT
             (formerly Minnesota Mutual Variable Annuity Account)

                          (Exact Name of Registrant)

                       Minnesota Life Insurance Company
                              (Name of Depositor)

            400 Robert Street North, St. Paul, Minnesota 55101-2098 (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (651) 665-3500
              (Depositor's Telephone Number, Including Area Code)

                             Dwayne C. Radel, Esq.
                   Senior Vice President and General Counsel
                       Minnesota Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota 55101-2098
                    (Name and Address of Agent for Service)

It is proposed that this filing will became effective (check appropriate box)
[_] Immediately upon filing pursuant to paragraph (b)

[X] on September 12, 2011 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i)

[_] on (date) pursuant to paragraph (a) (i)

[_] 75 days after filing pursuant to paragraph (a) (ii)
[_] on (date) pursuant to paragraph (a) (ii) of Rule 485.
If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED
   Variable Annuity Contracts

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS

                           Variable Annuity Account

                      Cross Reference Sheet to Prospectus

Form N-4

Item Number Caption in Prospectus

        1.  Cover Page

        2.  Special Terms and How To Contact Us

        3.  An Overview of Contract Features

        4.  Condensed Financial Information; Performance Data -
            Appendix A

        5.  General Information

        6.  Contract Charges and Fees

        7.  Description of the Contract

        8.  Annuitization Benefits and options

        9.  Death Benefits

       10. Description of the contract; purchase payments, purchase payments and Value of the contract; contract Charges and Fees - Deferred Sales Charge

       11.  Description of the Contract; Redemptions, Withdrawals and
            Surrender

       12.  Federal Tax Status

       13.  Not Applicable

       14.  Table of Contents of the Statement of Additional Information

SUPPLEMENT DATED SEPTEMBER 12, 2011 TO THE MULTIOPTION(R) EXTRA VARIABLE ANNUITY PRODUCT PROSPECTUS DATED APRIL 29, 2011.


As of this supplement's date, or such later date the rider is approved by your state, a new optional living benefit rider is available as described below. This supplement serves to notify you that we are introducing two new living benefit riders: the Ovation Lifetime Income -- Single (Ovation-Single) and Ovation Lifetime Income -- Joint (Ovation-Joint). The Ovation-Single rider and Ovation-Joint rider each provides a guaranteed minimum annual withdrawal amount. This supplement describes the benefits and their costs and limitations in detail. Please note contract owners may only elect one living benefit rider with their contract.

THE SUBSECTION ENTITLED 'OTHER OPTIONAL RIDERS', WITHIN THE SECTION ENTITLED 'AN OVERVIEW OF CONTRACT FEATURES', IS REVISED TO ADD THE FOLLOWING IMMEDIATELY FOLLOWING THE SUMMARY OF THE ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT):

OVATION LIFETIME INCOME -- SINGLE (OVATION -- SINGLE)

Ovation-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income
(GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation-Single rider does not provide any benefit at death.


This rider also differs, in part, from the GMIB rider in that the Ovation-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

OVATION LIFETIME INCOME -- JOINT (OVATION -- JOINT)

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero and will be pursuant to the automatic payment phase if the contract value falls to zero. In each contract year, beginning on the later of the rider effective date or the contract anniversary following the 59/th/ birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Joint rider.

This rider differs, in part, from the Encore-Joint rider in that the Ovation-Joint rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation-Joint rider does not provide any benefit at death.


This rider also differs, in part, from the GMIB rider in that the Ovation-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through fixed annuity payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional purchase payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial advisor.

THE SUBSECTION ENTITLED 'MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE
COMBINATIONS', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES', IS REPLACED WITH THE FOLLOWING:

   MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS

                                          CONTRACT YEARS CONTRACT YEARS
                                           1 THROUGH 9    10 AND AFTER
                                          -------------- --------------
        BASE CONTRACT + PDB + EEB + GIPB       2.95%          2.35%

  .  The GIPB option may not be elected after March 1, 2010.

    (The GMIB, GMWB, GLWB, GLWB II, Encore, and Ovation options are not included with the above charges because the charges are calculated on a different basis than the above -- described charges.)

THE SUBSECTION ENTITLED 'OTHER OPTIONAL BENEFIT CHARGES TAKEN FROM CONTRACT VALUE', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES', IS REVISED TO ADD THE FOLLOWING IMMEDIATELY AFTER THE DISCLOSURE OF THE ENCORE LIFETIME INCOME -- JOINT (ENCORE -- JOINT) CHARGE:

       -----------------------------------------------------------------
       Ovation Lifetime Income -- Single  Maximum possible charge  1.75%
       (Ovation-Single) Charge/8/         Current benefit charge   1.15%
       -----------------------------------------------------------------


        ----------------------------------------------------------------
        Ovation Lifetime Income -- Joint  Maximum possible charge  2.50%
        (Ovation-Joint) Charge/9/         Current benefit charge   1.65%
        ----------------------------------------------------------------


THE SUBSECTION ENTITLED 'OTHER OPTIONAL BENEFIT CHARGES TAKEN FROM CONTRACT VALUE', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES', IS FURTHER REVISED TO REPLACE FOOTNOTES 5, 6, AND 7, AND TO ADD FOOTNOTES 8 AND 9 IMMEDIATELY THEREAFTER, SUCH THAT FOOTNOTES 5 THROUGH 9 ARE AS FOLLOWS:

/5/The current annual rider charge is equal to 0.95% of the GMIB benefit base.
   Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the annual rider charge will be multiplied by the benefit base amount on that date and will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GIPB, GMWB, GLWB, either GLWB II, either Encore, or either Ovation.

/6/The current annual rider charge is equal to 1.10% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GMIB, GIPB, GMWB, GLWB, either GLWB II, Encore-Joint, or either Ovation.

/7/The current annual rider charge is equal to 1.30% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GMIB, GIPB, GMWB, GLWB, either GLWB II, Encore-Single, or either Ovation.

/8/The current annual rider charge is equal to 1.15% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GMIB, GIPB, GMWB, GLWB, either GLWB II, either Encore, or Ovation-Joint.

/9/The current annual rider charge is equal to 1.65% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GMIB, GIPB, GMWB, GLWB, either GLWB II, either Encore, or Ovation-Single.

THE SUBSECTION ENTITLED 'CONTRACT OWNER EXPENSE EXAMPLE', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND EXPENSES', IS REPLACED WITH THE FOLLOWING:

CONTRACT OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and Portfolio company fees and expenses.

Please note:

  .  You may elect only one living benefit on the contract.

  . If you elect the Premier Death Benefit, you may not elect GMWB, GMIB, GLWB, GLWB II-Single or Joint, Encore-Single or Joint, or Ovation-Single or Joint.

  . If you elect the Estate Enhancement Benefit, you may not elect GMIB, Encore-Single or Joint, or Ovation-Single or Joint.

The Example assumes that you invest a single $10,000 purchase payment in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The Example does not reflect the credit enhancement or any recapture. The Example is shown using both the least expensive Portfolio (Minimum Fund Expenses) and the most expensive Portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:

  .  Base + HAV + Ovation-Joint

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                IF YOU SURRENDERED YOUR      IF YOU ANNUITIZE AT THE END OF
                               CONTRACT AT THE END OF THE    THE AVAILABLE TIME PERIOD OR YOU DO
                                 APPLICABLE TIME PERIOD        NOT SURRENDER YOUR CONTRACT
                            -------------------------------- -----------------------------------
                            1 YEAR  3 YEARS 5 YEARS 10 YEARS 1 YEAR  3 YEARS  5 YEARS  10 YEARS
                            ------- ------- ------- -------- ------  -------  -------  --------
MAXIMUM FUND EXPENSES
Base + HAV + Ovation-Joint  $ 1,295 $ 2,553 $ 3,908 $ 6,835  $ 645   $ 1,963  $ 3,318  $ 6,835
MINIMUM FUND EXPENSES
Base + HAV + Ovation-Joint  $ 1,150 $ 2,133 $ 3,239 $ 5,668  $ 500   $ 1,543  $ 2,649  $ 5,668



NOTE: In the above example, the charge for Ovation-Joint is based on the maximum annual fee rate of 2.50% for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.


Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see the section entitled "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

AFTER ANNUITY PAYMENTS COMMENCE (AS A PERCENTAGE OF VARIABLE CONTRACT VALUE)

The next section shows the fees and charges that apply to your contract after you have annuitized it.

THE SUBSECTION ENTITLED 'CREDIT ENHANCEMENT AND RECAPTURE', WITHIN THE SECTION ENTITLED 'DESCRIPTION OF THE CONTRACT', IS REVISED TO REPLACE THE THIRD TO THE LAST PARAGRAPH IN THAT SUBSECTION WITH THE FOLLOWING:

The following guaranteed or optional benefits have initial benefit values based on purchase payments: Guaranteed Minimum Death Benefit, Highest Anniversary Death Benefit, Premier Death Benefit, GIPB, GMIB, GMWB, GLWB, GLWB II (Single and Joint), Encore (Single and Joint), and Ovation (Single and Joint). For examples of how the credit enhancement may or may not be included in a particular optional benefit, please see the particular death benefit section of the contract or the applicable optional benefit Appendix.

THE SUBSECTION ENTITLED 'CUSTOMCHOICE ALLOCATION OPTION', WITHIN THE SECTION ENTITLED 'DESCRIPTION OF THE CONTRACT', IS REVISED TO REPLACE THE FIRST PARAGRAPH WITH THE FOLLOWING:

In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you purchase the GMIB, either Encore, or either Ovation rider. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS. If you choose to participate in this option you must allocate 100% of your contract value within the limitations set forth below.

THE SUBSECTION ENTITLED 'DEFERRED SALES CHARGE', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND FEES', IS REVISED TO REPLACE THE LAST BULLET POINT IN THAT SUBSECTION WITH THE FOLLOWING:

  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, Guaranteed Lifetime Withdrawal Benefit II-Joint, Encore Lifetime Income-Single, Encore Lifetime Income-Joint, Ovation Lifetime Income-Single, or Ovation Lifetime Income-Joint Options.

THE SUBSECTION ENTITLED 'OPTIONAL CONTRACT RIDER CHARGES', WITHIN THE SECTION ENTITLED 'CONTRACT CHARGES AND FEES', IS REVISED TO ADD THE FOLLOWING IMMEDIATELY PRECEDING THE DESCRIPTION OF THE 'GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION -- CHARGE':

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE) OPTION -- CHARGE

  . If you purchase the Ovation-Single optional benefit, we will deduct an Ovation-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Single charge is equal to 1.15% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT) OPTION -- CHARGE

  . If you purchase the Ovation-Joint optional benefit, we will deduct an Ovation-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Joint charge is equal to 1.65% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the contract value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the contract value or benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

THE SUBSECTION ENTITLED 'ANNUITY OPTIONS', WITHIN THE SECTION ENTITLED 'ANNUITIZATION BENEFITS AND OPTIONS', IS REVISED TO REPLACE THE FINAL PARAGRAPH OF THAT SUBSECTION WITH THE FOLLOWING:

If you have elected an optional GMWB, GLWB, GLWB II, Encore (Single or Joint), or Ovation (Single or Joint) benefit and it is still in effect when you reach the maximum maturity date, we will offer you a fifth annuity option. For contracts issued under qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GMWB, this option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point annuity payments will cease. For GLWB, GLWB II, Encore (Single or Joint), and Ovation (Single or Joint) the annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

THE SECTION ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' IS REVISED TO ADD THE FOLLOWING IMMEDIATELY FOLLOWING THE SUBSECTION ENTITLED 'ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT) OPTION':

OVATION LIFETIME INCOME-SINGLE (OVATION-SINGLE) OPTION

Ovation-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may only elect this rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest contract owner (or annuitant if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner) or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Single exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT


On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.


200% BENEFIT BASE GUARANTEE


On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the oldest owner (or the oldest annuitant in the case of a non-natural owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:


   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.


If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:


       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and


       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                       65 - 74                5.0%
                       75 - 79                5.5%
                         80+                  6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   a)  100% allocation to an allowable Focused Portfolio Strategy;

   b)  100% allocation among allowable sub accounts; or

   c)  100% allocation to the CustomChoice Allocation Option

A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Conservative Income, Income, and Conservative Growth. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.

B) CURRENT ALLOWABLE SUB-ACCOUNTS INCLUDE: Ibbotson Conservative ETF, Ibbotson Income and Growth ETF, and Ibbotson Balanced ETF. Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'


The Focused Portfolio Strategies, ETF Asset Allocation Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.


You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

RIDER TERMINATION

Once you elect the Ovation-Single rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the rider effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the death of the owner or joint owner, or in the case of a non-natural owner, the death of the annuitant or joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

OVATION LIFETIME INCOME-JOINT (OVATION-JOINT) OPTION

Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or pursuant to the automatic payment phase if the contract value is zero. See Appendix K for examples of how this rider works.

Ovation-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . The maximum benefit base under this rider is $5,000,000. If you make large purchase payments, you may not realize the full benefit of the increases in benefit base provided by this rider.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may only elect this rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . If you take any withdrawals from the contract prior to the 10/th/ contract anniversary following the rider effective date, or prior to the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.

  .  Once you elect this option you may not cancel it.

  . The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the rider effective date, subsequent purchase payments are limited to a cumulative total of $25,000, without our prior consent.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of contract value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59/th/ birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date.

CALCULATING THE BENEFIT BASE

BENEFIT BASE MAXIMUM

The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Joint exceeds your current rider charge and the benefit base increases to the contract value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT


On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the enhancement.


200% BENEFIT BASE GUARANTEE


On the later of the 10/th/ contract anniversary following the rider effective date, or the contract anniversary on or following the 70/th/ birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:


   (a) is 200% of the initial benefit base,

   (b) is 200% of all subsequent purchase payments made in the one year following the rider effective date, and

   (c) is 100% of all subsequent purchase payments made after the first contract anniversary following the rider effective date.


If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. THE BENEFIT BASE AFTER ADJUSTMENT REMAINS SUBJECT TO THE BENEFIT BASE MAXIMUM OF $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. IF YOU TAKE A WITHDRAWAL ON OR BEFORE THE DATE YOUR BENEFIT BASE IS ELIGIBLE FOR THE 200% BENEFIT BASE GUARANTEE, THE 200% BENEFIT BASE GUARANTEE TERMINATES WITHOUT VALUE. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or contract value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the contract value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.


CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:


       (1) is the benefit base on the reset date, after all applicable benefit base adjustments described above, and


       (2) is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the purchase payment or reset date.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.5%
                       65 - 74                5.0%
                       75 - 79                5.5%
                         80+                  6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent purchase payment is credited to the contract, subject to the maximum GAI immediately following a subsequent purchase payment described below.

The GAI immediately following a subsequent purchase payment is subject to a maximum of (a) multiplied by (b) where:

   (a) is the benefit base maximum of $5,000,000, and

   (b) is the annual income percentage based on the applicable age as of the date the subsequent purchase payment is credited to the contract.

We may limit subsequent purchase payments after the first contract year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

You should consider the following before taking a withdrawal under this contract or rider:

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, credit enhancement recapture or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

  . A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS TAKEN AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by
(b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2011 contract year ending March 31, 2012 is $5,000. The RMDs for calendar years 2011 and 2012 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2011 and $2,000 in the first quarter of calendar year 2012, then the owner will have withdrawn $6,500 for the 2011 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2011 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2012, he or she takes it in the last quarter of 2011. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix K for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   a)  100% allocation to an allowable Focused Portfolio Strategy;

   b)  100% allocation among allowable sub accounts; or

   c)  100% allocation to the CustomChoice Allocation Option

A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Conservative Income, Income, and Conservative Growth. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.

B) CURRENT ALLOWABLE SUB-ACCOUNTS INCLUDE: Ibbotson Conservative ETF, Ibbotson Income and Growth ETF, and Ibbotson Balanced ETF. Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'


The Focused Portfolio Strategies, ETF Asset Allocation Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your contract value.


You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Ovation-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

ANNUITY PAYMENTS UNDER OVATION-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled 'Annuitization Benefits and Options' if you are considering annuitizing your contract.

If annuity payments are required to begin, the Ovation-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the maturity date. Please see the section entitled 'Electing the Retirement Date and Annuity Option' for further details on the maturity date and the required beginning of annuity payments.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation-Joint rider charge.

RIDER TERMINATION

Once you elect the Ovation-Joint rider, you may not elect to cancel it.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note -- a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change to a Designated Life after the rider effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid as a lump sum under the terms of the contract; or

   (e) the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

THE SUBSECTION ENTITLED 'TAXES PAYABLE ON OPTIONAL RIDERS', WITHIN THE SECTION ENTITLED 'FEDERAL TAX STATUS', SHOULD BE REPLACED WITH THE FOLLOWING:

The GMWB, GLWB, GLWB II (Single and Joint), Encore (Single and Joint), and Ovation (Single and Joint) options provide benefits that are different from the usual benefits available under variable annuity contracts. If you elect these options a contract owner or beneficiary may be allowed to take withdrawals under the option even after the contract value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes, then these withdrawals are generally included in the taxpayer's income.

THE FOLLOWING IS ADDED AS APPENDIX K:

APPENDIX K -- EXAMPLES OF THE OVATION LIFETIME INCOME SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Ovation Lifetime Income -- Single and Ovation Lifetime Income -- Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Ovation -- Single and the age of the youngest Designated Life for Ovation -- Joint. The values in the column entitled 'Contract Value after Activity' reflect a credit enhancement of 7% of purchase payments when applicable.

                         CONTRACT                     CONTRACT          GUARANTEED
                          VALUE   PURCHASE             VALUE              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------        --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1. 64     $0    $100,000     --     $107,000 $100,000   $4,500

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $     0  $100,000     --     $107,000 $100,000   $4,500
Activity (purchase payment). 65  $99,000  $ 20,000     --     $120,400 $120,000   $5,500

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $107,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $120,400 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first contract anniversary.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $107,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $120,400 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --     --     $122,000 $127,200   $6,360

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.

GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis.

Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $107,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000     --     $120,400 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --     --     $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --     --     $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --   $6,360   $113,640 $120,840   $6,360

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 127,200 - 6,360 = 120,840.

GAI remains unchanged.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000       --   $107,000 $100,000   $4,500
Activity (purchase payment). 65  $ 99,000 $ 20,000       --   $120,400 $120,000   $5,500
Benefit Base Reset.......... 65  $122,000       --       --   $122,000 $122,000   $6,100
Benefit Base 6% Increase.... 65  $122,000       --       --   $122,000 $127,200   $6,360
Beginning of Year 2......... 65  $122,000       --       --   $122,000 $127,200   $6,360
Activity (withdrawal)....... 66  $120,000       --  $ 6,360   $113,640 $120,840   $6,360
Activity (withdrawal)....... 66  $113,640       --  $53,640   $ 60,000 $ 63,801   $3,358

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 120,840 - [120,840 x 53,640 / 113,640] = 63,801. Thus, the
benefit base becomes 63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,360 - [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (127,200 - 6,360) - [(127,200 - 6,360) x
(60,000 - 6,360) / (120,000 - 6,360)] = 63,801. Thus, the benefit base becomes
63,801.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,360 - [6,360 x (60,000 - 6,360) / (120,000 - 6,360)] = 3,358. Thus, the GAI becomes
3,358.

EXAMPLE #7 -- YOUNGER OWNER(S) OR DESIGNATED LIVES WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 44  $      0 $100,000       --   $107,000 $100,000   $4,500
Activity (purchase payment). 45  $ 99,000 $ 20,000       --   $120,400 $120,000   $5,400
Benefit Base Reset.......... 45  $122,000       --       --   $122,000 $122,000   $5,490
Benefit Base 6% Increase.... 45  $122,000       --       --   $122,000 $127,200   $5,724
Beginning of Year 2......... 45  $122,000       --       --   $122,000 $127,200   $5,724
Activity (withdrawal)....... 46  $120,000            $5,724   $114,276 $121,133   $5,451

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 127,200 - [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes
121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.

EXAMPLE #8 -- 200% BENEFIT BASE GUARANTEE.

On the later of the 10/th/ contract anniversary or the contract anniversary on or immediately following the 70/th/ birthday of the oldest owner (or annuitant if non-natural), or the 70/th /birthday of the youngest Designated Life if Joint, if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

                                 CONTRACT                     CONTRACT          GUARANTEED
                                  VALUE   PURCHASE             VALUE              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL  AFTER   BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY  BASE      (GAI)
-------------                --- -------- -------- ---------- -------- -------- ----------
Beginning of Year 1......... 64  $      0 $100,000     --     $107,000 $100,000  $ 4,500
Purchase Payment............ 65  $ 99,000 $ 20,000     --     $120,400 $120,000  $ 5,500
Benefit Base Reset.......... 65  $122,000       --     --     $122,000 $122,000  $ 6,100
Benefit Base 6% Increase.... 65  $122,000       --     --     $122,000 $127,200  $ 6,360
Beginning of Year 2......... 65  $122,000       --     --     $122,000 $127,200  $ 6,360
Beginning of Year 3......... 66  $128,000       --     --     $128,000 $134,832  $ 6,742
Beginning of Year 4......... 67  $113,000       --     --     $113,000 $142,922  $ 7,146
Beginning of Year 5......... 68  $108,000       --     --     $108,000 $151,497  $ 7,575
Beginning of Year 6......... 69  $110,000       --     --     $110,000 $160,587  $ 8,029
Beginning of Year 7......... 70  $126,000       --     --     $126,000 $170,222  $ 8,511
Beginning of Year 8......... 71  $130,000       --     --     $130,000 $180,436  $ 9,022
Activity (purchase payment). 71  $132,000 $ 15,000     --     $147,000 $195,436  $ 9,772
Beginning of Year 9......... 72  $141,000       --     --     $141,000 $207,162  $10,358
Beginning of Year 10........ 73  $145,000       --     --     $145,000 $219,591  $10,980
200% Benefit Base Guarantee. 74  $150,000       --     --     $150,000 $255,000  $12,750

After the adjustment for the 200% Benefit Base Guarantee:

Benefit base = the greater of (a) or (b) or (c), where:

   (a) is the [Prior contract anniversary benefit base + purchase payments received during the contract year] x 106%, and

   (b) is the contract value, and

   (c) is 200% of the initial benefit base + 200% of purchase payments in the first rider year + 100% of purchase payments after the first rider year.

       =   the greater of

       (a) 219,591 x 106% = 232,766

       (b) 150,000

       (c) 200% x [100,000 + 20,000] + 100% x 15,000 = 255,000

Thus, the benefit base becomes 255,000.

GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

MULTIOPTION EXTRA
VARIABLE ANNUITY CONTRACT
MINNESOTA LIFE INSURANCE COMPANY

[LOGO] MINNESOTA LIFE

400 ROBERT STREET NORTH . ST. PAUL, MINNESOTA 55101-2098 . TELEPHONE:
1-800-362-3141 . HTTP://WWW.MINNESOTALIFE.COM

This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, variable annuity contract (the "contract") offered by the Minnesota Life Insurance Company. This contract is designed for long term investors. It may be used in connection with all types of personal retirement plans or independent of a retirement plan.

This contract is NOT:
  .  a bank deposit or obligation
  .  federally insured
  .  endorsed by any bank or government agency

We will add a credit enhancement to your contract value each time you make a purchase payment during the first contract year. The expenses for this annuity may be higher than the expenses of an annuity without a credit enhancement. We recover the cost of providing the credit enhancements through higher fees and expenses. The credit enhancements may, over time, be more than offset by the higher expenses.

Your contract value and the amount of each variable annuity payment will vary in accordance with the performance of the investment portfolio(s)
("Portfolio(s)") you select for amounts allocated to the variable annuity account. You bear the entire investment risk for amounts allocated to those Portfolios.

You may invest your contract values in our variable annuity account or certain fixed investment options that are available.

THE VARIABLE ANNUITY ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:

[LOGO] Advantus/(R)/ CAPITAL MANAGEMENT

ADVANTUS SERIES FUND, INC.
..  BOND PORTFOLIO -- CLASS 2 SHARES
..  INDEX 400 MID-CAP PORTFOLIO -- CLASS 2 SHARES
..  INDEX 500 PORTFOLIO -- CLASS 2 SHARES
..  INTERNATIONAL BOND PORTFOLIO -- CLASS 2 SHARES
..  MONEY MARKET PORTFOLIO
..  MORTGAGE SECURITIES PORTFOLIO -- CLASS 2 SHARES
..  REAL ESTATE SECURITIES PORTFOLIO -- CLASS 2 SHARES

[LOGO]        AB
      ALLIANCE BERNSTEIN


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
..  INTERNATIONAL VALUE PORTFOLIO -- CLASS B SHARES

[LOGO] American Century
       Investments/R/

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
..  VP INCOME & GROWTH FUND -- CLASS II SHARES
..  VP ULTRA(R) FUND -- CLASS II SHARES
..  VP VALUE FUND -- CLASS II SHARES

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
..  VP INFLATION PROTECTION FUND -- CLASS II SHARES

[LOGO] American Funds/R/

AMERICAN FUNDS INSURANCE SERIES(R)
..  GLOBAL BOND FUND/SM/ - CLASS 2 SHARES
..  GLOBAL GROWTH FUND/SM/ - CLASS 2 SHARES
..  GLOBAL SMALL CAPITALIZATION FUND/SM/ - CLASS 2 SHARES
..  GROWTH FUND/SM/ - CLASS 2 SHARES
..  GROWTH-INCOME FUND/SM/ - CLASS 2 SHARES
..  INTERNATIONAL FUND/SM/ - CLASS 2 SHARES
..  NEW WORLD FUND(R) - CLASS 2 SHARES
..  U.S. GOVERNMENT/AAA-RATED SECURITIES FUND/SM/ - CLASS 2 SHARES

[LOGO] Fidelity/(R)/
       INVESTMENTS

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
..  CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS 2 SHARES
..  EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES
..  HIGH INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES
..  MID CAP PORTFOLIO -- SERVICE CLASS 2 SHARES

[LOGO](R) FRANKLIN TEMPLETON
             INVESTMENTS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
..  FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- CLASS 2 SHARES
..  FRANKLIN SMALL CAP VALUE SECURITIES FUND -- CLASS 2 SHARES
.. FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2 SHARES .. MUTUAL SHARES SECURITIES FUND -- CLASS 2 SHARES
..  TEMPLETON DEVELOPING MARKETS SECURITIES FUND -- CLASS 2 SHARES

[LOGO] Goldman Sachs Asset Management

GOLDMAN SACHS VARIABLE INSURANCE TRUST
..  GOLDMAN SACHS GOVERNMENT INCOME FUND -- SERVICE SHARES

[LOGO] i.b.botson.
       ETF allocation
           series.....

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
.. IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES* .. IBBOTSON BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*
..  IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*
..  IBBOTSON GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*
.. IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES* *THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN
 SHARES OF UNDERLYING FUNDS, SEE THE SECTION ENTITLED "AN OVERVIEW OF CONTRACT FEATURES -- THE PORTFOLIOS" FOR ADDITIONAL INFORMATION.

[LOGO]

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
..  INVESCO V.I. BASIC BALANCED FUND -- SERIES II SHARES (WILL MERGE INTO
   INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND -- SERIES II SHARES EFFECTIVE MAY 2, 2011)
..  INVESCO V.I. CAPITAL APPRECIATION FUND -- SERIES II SHARES
..  INVESCO V.I. CORE EQUITY FUND -- SERIES II SHARES
..  INVESCO V.I. SMALL CAP EQUITY FUND -- SERIES II SHARES
..  INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND -- SERIES II SHARES
..  INVESCO VAN KAMPEN V.I. COMSTOCK FUND -- SERIES II SHARES
..  INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND -- SERIES II SHARES
   (EFFECTIVE MAY 2, 2011)
..  INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND -- SERIES II SHARES
..  INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND -- SERIES II SHARES

[LOGO] IVY FUNDS
Variable Insurance Portfolios



IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
..  IVY FUNDS VIP ASSET STRATEGY
..  IVY FUNDS VIP BALANCED
..  IVY FUNDS VIP CORE EQUITY
..  IVY FUNDS VIP GLOBAL NATURAL RESOURCES
..  IVY FUNDS VIP GROWTH
..  IVY FUNDS VIP INTERNATIONAL CORE EQUITY
..  IVY FUNDS VIP INTERNATIONAL GROWTH
..  IVY FUNDS VIP MICRO CAP GROWTH
..  IVY FUNDS VIP MID CAP GROWTH
..  IVY FUNDS VIP SCIENCE AND TECHNOLOGY
..  IVY FUNDS VIP SMALL CAP GROWTH
..  IVY FUNDS VIP SMALL CAP VALUE
..  IVY FUNDS VIP VALUE

[LOGO] JANUS

JANUS ASPEN SERIES
..  BALANCED PORTFOLIO -- SERVICE SHARES
..  FORTY PORTFOLIO -- SERVICE SHARES
..  OVERSEAS PORTFOLIO -- SERVICE SHARES
..  PERKINS MID CAP VALUE PORTFOLIO -- SERVICE SHARES

[LOGO] MFS/(R)/
       INVESTMENT MANAGEMENT



MFS(R) VARIABLE INSURANCE TRUST
..  INVESTORS GROWTH STOCK SERIES -- SERVICE CLASS SHARES
..  MID CAP GROWTH SERIES -- SERVICE CLASS SHARES
..  NEW DISCOVERY SERIES -- SERVICE CLASS SHARES
..  VALUE SERIES -- SERVICE CLASS SHARES

[LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
..  MORGAN STANLEY UIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES

[LOGO] NEUBERGER BERMAN



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
..  NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO -- S CLASS SHARES

[LOGO]

OPPENHEIMER VARIABLE ACCOUNT FUNDS
..  CAPITAL APPRECIATION FUND/VA -- SERVICE SHARES
..  HIGH INCOME FUND/VA -- SERVICE SHARES
..  MAIN STREET SMALL- & MID-CAP FUND/VA -- SERVICE SHARES
PANORAMA SERIES FUND, INC.
..  INTERNATIONAL GROWTH FUND/VA -- SERVICE SHARES

[LOGO] Pimco Your Global Investment Authority.

PIMCO VARIABLE INSURANCE TRUST
..  PIMCO VIT LOW DURATION PORTFOLIO -- ADVISOR CLASS SHARES
..  PIMCO VIT TOTAL RETURN PORTFOLIO -- ADVISOR CLASS SHARES

[LOGO] Putnam Investments

PUTNAM VARIABLE TRUST
..  PUTNAM VT EQUITY INCOME FUND -- CLASS IB SHARES
..  PUTNAM VT GROWTH AND INCOME FUND -- CLASS IB SHARES
..  PUTNAM VT INTERNATIONAL EQUITY FUND -- CLASS IB SHARES
..  PUTNAM VT MULTI-CAP GROWTH FUND -- CLASS IB SHARES
..  PUTNAM VT VOYAGER FUND -- CLASS IB SHARES


This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling:
1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC's web site: http://www.sec.gov, via its EDGAR database.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THE DATE OF THIS PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION IS:
APRIL 29, 2011.

                               TABLE OF CONTENTS

                                                               PAGE
             SPECIAL TERMS....................................   1
             HOW TO CONTACT US................................   3
             AN OVERVIEW OF CONTRACT FEATURES.................   4
             CONTRACT CHARGES AND EXPENSES....................  10
             CONDENSED FINANCIAL INFORMATION AND
              FINANCIAL STATEMENTS............................  15
             DESCRIPTION OF THE CONTRACT......................  21
               Right of Cancellation or "Free Look"...........  21
               1035 Exchanges or Replacements.................  21
               Purchase Payments..............................  21
               Credit Enhancement and Recapture...............  22
               Automatic Purchase Plan........................  23
               Purchase Payment Allocation Options............  24
               Focused Portfolio Strategies or Models.........  24
               CustomChoice Allocation Option.................  25
               Transfers......................................  29
               Market Timing and Disruptive Trading...........  29
               Systematic Transfer Arrangements...............  31
                  Automatic Portfolio Rebalancing.............  31
                  Dollar Cost Averaging.......................  31
                  DCA Fixed Account Option....................  32
               Purchase Payments and Value of the
                Contract......................................  33
                  Crediting Accumulation Units................  33
                  Value of the Contract.......................  34
                  Accumulation Unit Value.....................  34
               Net Investment Factor for Each Valuation
                Period........................................  34
               Redemptions, Withdrawals and Surrender.........  35
               Modification and Termination of the
                Contract......................................  35
               Assignment.....................................  36
               Deferment of Payment...........................  36
               Confirmation Statements and Reports............  36
             CONTRACT CHARGES AND FEES........................  37
               Deferred Sales Charge..........................  37
               Nursing Home or Terminal Illness Waiver........  38
               Mortality and Expense Risk Charge..............  39
               Administrative Charge..........................  39
               Annual Maintenance Fee.........................  39
               Optional Contract Rider Charges................  39
               Premium Taxes..................................  42
               Transfer Charges...............................  42
               Market Value Adjustment........................  42
               Underlying Portfolio Charges...................  42
             ANNUITIZATION BENEFITS AND OPTIONS...............  42
               Annuity Payments...............................  42
               Electing the Retirement Date and Annuity
                Option........................................  43
               Annuity Options................................  44
               Calculation of Your First Annuity Payment......  45
               Amount of Subsequent Variable Annuity
                Payments......................................  46
               Value of the Annuity Unit......................  46
               Transfers after you have Annuitized your
                Contract......................................  46
             DEATH BENEFITS...................................  47
               Before Annuity Payments Begin..................  47
               Optional Death Benefits........................  49
                  Highest Anniversary Value Death Benefit
                   Option.....................................  49

                                                               PAGE
                  Premier Death Benefit Option................  51
                  Estate Enhancement Benefit (EEB)
                   Option.....................................  53
               Death Benefits After Annuity Payments
                Begin.........................................  55
             OTHER CONTRACT OPTIONS (LIVING BENEFITS).........  55
               Guaranteed Minimum Income Benefit (GMIB)
                Option........................................  55
               Encore Lifetime Income -- Single (Encore --
                Single) Option................................  62
               Encore Lifetime Income -- Joint (Encore --
                Joint) Option.................................  70
               Guaranteed Income Provider Benefit (GIPB)
                Option........................................  79
               Guaranteed Minimum Withdrawal Benefit
                (GMWB) Option.................................  81
               Guaranteed Lifetime Withdrawal Benefit
                (GLWB) Option.................................  86
               Guaranteed Lifetime Withdrawal Benefit II-
                Single (GLWB II-Single) Option................  91
               Guaranteed Lifetime Withdrawal Benefit II-
                Joint (GLWB II-Joint) Option..................  97
             GENERAL INFORMATION.............................. 104
               The Company -- Minnesota Life Insurance
                Company....................................... 104
               The Separate Account -- Variable Annuity
                Account....................................... 104
               Changes to the Separate Account -- Additions,
                Deletions or Substitutions.................... 104
               Compensation Paid for the Sale of Contracts.... 105
               Payments Made by Underlying Mutual
                Funds......................................... 107
               Fixed Account(s) and the Guaranteed Term
                Account....................................... 108
             VOTING RIGHTS.................................... 111
             FEDERAL TAX STATUS............................... 111
             PERFORMANCE DATA................................. 118
             STATEMENT OF ADDITIONAL INFORMATION.............. 119
             APPENDIX A -- Condensed Financial
              Information and Financial Statements............ A-1
             APPENDIX B -- Illustration of Annuity Values..... B-1
               Illustration of Variable Annuity Income........ B-1
               Illustration of Market Value Adjustment........ B-2
             APPENDIX C -- Types of Qualified Plans........... C-1
             APPENDIX D -- Examples Illustrating the
              Guaranteed Income Provider Benefit Option....... D-1
             APPENDIX E -- Examples of the Guaranteed
              Minimum Withdrawal Benefit Option............... E-1
             APPENDIX F -- Examples of the Guaranteed
              Lifetime Withdrawal Benefit Option.............. F-1
             APPENDIX G -- Examples Illustrating Recapture
              of Credit Enhancements.......................... G-1
             APPENDIX H -- Examples of the Guaranteed
              Lifetime Withdrawal Benefit II-Single and Joint
              Options......................................... H-1
             APPENDIX I -- Examples of the Guaranteed
              Minimum Income Benefit Option................... I-1
             APPENDIX J -- Examples of the Encore Lifetime
              Income -- Single and Joint Options.............. J-1

--------------------------------------------------------------------------------
THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION IN WHICH THE OFFERING WOULD BE UNLAWFUL. WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON, REPRESENTATIVE OR OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, YOU SHOULD NOT RELY ON THEM.
--------------------------------------------------------------------------------

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting unit of measure used to calculate the value of a sub-account of the variable annuity account, of this contract before annuity payments begin.

ANNUITANT: the person named as annuitant upon whose lifetime annuity payment benefits will be determined under this contract. An annuitant's life may also be used to determine the value of death benefits and to determine the maturity date. If the annuitant is other than the owner and dies prior to the annuity commencement date, the owner may name a new annuitant.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting unit of measure used to calculate the value of annuity payments under a variable annuity income option.

ASSUMED INVESTMENT RETURN: the annual investment return (AIR) used to determine the amount of the initial variable annuity payment. Currently the AIR is equal to 4.5%.

BENEFICIARY: the person, persons or entity designated to receive any death benefit proceeds payable on the death of any contract owner prior to the annuity commencement date; or to receive any remaining annuity benefits payable on the death of the annuitant after the annuity commencement date. Prior to the annuity commencement date the beneficiary will be the first person on the following list who is alive on the date of death; the joint contract owner (if any), the primary (class 1) beneficiary, the secondary (class 2) beneficiary or, if none of the above is alive, to the executor or administrator of your estate.

CODE:  the Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a commuted value is elected for a period certain on a variable annuity payment during the life of the annuitant, a deferred sales charge may apply.

CONTRACT ANNIVERSARY: the same day and month as the contract date for each succeeding year of this contract.

CONTRACT DATE: the effective date of your contract. It is also the date from which we determine contract anniversaries and contract years.

CONTRACT OWNER: the owner of the contract, which could be the annuitant, his or her employer, or a trustee acting on behalf of the employer.

CONTRACT VALUE: the sum of your values in the DCA Fixed Account, Fixed Account, the guarantee periods of the guaranteed term account, and the sub-accounts of the variable annuity account on any valuation date prior to the annuity commencement date.

CONTRACT YEAR: a period of one year beginning with the contract date and continuing up to (but not including) the next contract anniversary or beginning with a contract anniversary and continuing up to (but not including) the next contract anniversary.

CREDIT ENHANCEMENT: an amount added to the contract value equal to a percentage of each purchase payment received during the first contract year.

DOLLAR COST AVERAGING (DCA) FIXED ACCOUNT: the DCA Fixed Account provides dollar cost averaging options that are available for purchase payment allocations. Any purchase payments allocated to a DCA Fixed Account option will be transferred in approximately equal installments to your selected sub-accounts of the variable annuity account over a specific time period based on the DCA Fixed

Account option elected. Making transfers in this fashion is also known as dollar cost averaging. Amounts allocated to the DCA Fixed Account options are part of our general account. You may not transfer amounts from the Fixed Account, the Guaranteed Term Account, or the sub-accounts to the DCA Fixed Account.

FIXED ACCOUNT: the fixed account is only available for fixed dollar annuity payments. You may not elect to transfer amounts to the fixed account. If you elect fixed dollar annuity payments, your contract value will automatically be transferred to the fixed account as of the date we receive your written request electing annuity payments. For any period prior to the annuity commencement date, interest will be credited on amounts in the fixed account at an annual rate at least equal to the guaranteed rate shown on page one of your contract. Amounts in the fixed account are part of our General Account.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

GENERAL ACCOUNT: all of our assets other than those held in our separate accounts.

GUARANTEE PERIOD: in the Guaranteed Term Account, a period of one or more years, for which the current interest rate is guaranteed.

GUARANTEED TERM ACCOUNT: Not available to contracts issued on or after June 1, 2011 (or such later date if approved later in your state); a non-unitized separate account providing guarantee periods of different lengths. Amounts allocated to the guarantee periods of the guaranteed term account are credited with interest rates guaranteed by us for the entire guarantee period. The assets of the guaranteed term account are ours and are not subject to claims arising out of any other business of ours.

JOINT ANNUITANT: the person named as joint annuitant upon whose life, together with the annuitant, annuity payments may be determined. If joint annuitants are named, all references to annuitant shall mean the joint annuitants.

JOINT OWNER: if more than one owner has been designated, each owner shall be a joint owner of the contract. Joint owners have equal ownership rights and must both authorize any exercising of those ownership rights unless otherwise permitted by us.

MARKET VALUE ADJUSTMENT ("MVA"): the adjustment made to any amount you withdraw, surrender, apply to provide annuity payments, or transfer from a guarantee period of the guaranteed term account prior to the renewal date. This adjustment may be positive or negative and reflects the impact of changes in applicable interest rates between the time the purchase payment, transfer, or renewal is allocated to the guaranteed term account and the time of the withdrawal, surrender, annuity payment election or transfer.

NET INVESTMENT FACTOR: the net investment factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the variable account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying fund after deductions for all charges to the variable account including those for applicable optional benefit riders.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the contract.

PORTFOLIO(S): the mutual funds whose separate investment portfolios we have designated as eligible investments for the variable annuity account. Each sub-account of the variable annuity account invests in a different portfolio. Currently these include the portfolios shown on the cover page of this prospectus.

PURCHASE PAYMENTS: amounts paid to us under your contract in consideration of the benefits provided.

RECAPTURE: recapture is a reimbursement to us for the credit enhancements we added to your contract that is applied as described in the Credit Enhancement and Recapture section of this prospectus.

SEPARATE ACCOUNT: a separate investment account for which the investment experience of its assets is separate from that of our other assets.

SUB-ACCOUNT: a division of the variable annuity account. Each sub-account invests in a different portfolio.

VALUATION DATE OR VALUATION DAYS:  each date on which a portfolio is valued.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the portfolios.

VARIABLE ANNUITY ACCOUNT: a separate investment account called the variable annuity account. The investment experience of its assets is separate from that of our other assets.

VARIABLE CONTRACT VALUE: the sum of your values in the sub-accounts of the variable annuity account on any valuation date prior to the annuity commencement date. After the annuity commencement date, this is the value of any reserves that are used to support your variable annuity payment on any valuation date.

WE, OUR, US:  Minnesota Life Insurance Company.

YOU, YOUR:  the contract owner.

HOW TO CONTACT US

At Minnesota Life, we make it easy for you to find information on your annuity. Here's how you can get the answers you need.

ON THE INTERNET

Visit our On-line Service Center 24 hours a day, 7 days a week at www.minnesotalife.com. Our Online Service Center offers access to:

                                    [GRAPHIC]  .  Account values

                                               .  Variable investment performance

                                               .  Interest rates (when applicable)

                                               .  Service forms

                                               .  Beneficiary information

                                               .  Transactions to transfer among investment
                                                  options or change your allocation percentage

                                               .  Contribution and transaction history

MINNESOTA LIFE'S ANNUITY SERVICE LINE

                                    [GRAPHIC]  .  Call our service line at 1-800-362-3141 to
                                                  speak with one of our customer service
                                                  representatives. They're available Monday
                                                  through Friday from 7:30 a.m. to 4:30 p.m.
                                                  Central Time, during normal business days.

BY MAIL

                                    [GRAPHIC]  .  For purchase payments sent by regular mail:
                                                   Minnesota Life
                                                   Annuity Services
                                                   P.O. Box 64628
                                                   St. Paul, MN 55164-0628

                                               .  All other service requests, inquiries and
                                                  overnight express mail should be sent to:
                                                   Annuity Services A3-9999
                                                   400 Robert Street North
                                                   St. Paul, MN 55101-2098



              To receive a current copy of the MultiOption Extra Variable Annuity Statement of Additional Information
                (SAI) without charge, call 1-800-362-3141, or complete and detach the following and send it to:
                  Minnesota Life Insurance Company
                  Annuity Services
                  400 Robert Street North
                  St. Paul, MN 55101-2098

                          Name __________

                          Address _______

                          City State Zip


AN OVERVIEW OF CONTRACT FEATURES

ANNUITY CONTRACTS

An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person; or for a specified period of time. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary with the investment experience of a separate account is a variable annuity. An annuity contract may also be "deferred" or "immediate". An immediate annuity contract is one in which annuity payments begin right away, generally within a month or two after our receipt of your purchase payment. A deferred annuity contract delays your annuity payments until a later date. During this deferral period, also known as the accumulation period, your annuity purchase payments and any earnings accumulate on a tax deferred basis.

TYPE OF CONTRACT

The contract is a deferred variable annuity contract which provides for monthly annuity payments when annuitized. Below is a summary of certain contract features and expenses. PLEASE SEE THE CORRESPONDING SECTION OF THE PROSPECTUS FOR COMPLETE DETAILS, RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.

Your contract has a right of cancellation which is described in detail in the section entitled "Right of Cancellation or Free look". For charges that apply to your contract, please see "Contract Charges and Fees". State variations of certain features may exist.

CREDIT ENHANCEMENT

This annuity is also known as a "bonus" annuity because each time that you make a purchase payment, during the first contract year and prior to the first contract anniversary, we will credit an amount to your contract value called a credit enhancement. The amount of the credit enhancement is equal to 7% of each purchase payment.

Credit enhancements will be allocated among the investment options in the same proportion as your purchase payment(s).

We will "recapture" all or part of the credit enhancement(s) in certain circumstances.

  . We will recapture credit enhancements if you cancel your contract under the "free look" provision;

  . We will recapture credit enhancements added to your contract 12 months prior to your death, if a death benefit is paid (unless the contract is assumed by a surviving spouse); and

  . We may recapture credit enhancements if you make a withdrawal or surrender request, or request to apply amounts to provide annuity payments (i.e., annuitize the contract) in the first seven years.

A more detailed discussion of the credit enhancement, vesting and recapture is found in the section entitled "Credit Enhancement and Recapture".

It might not be beneficial to purchase this contract if you know you will experience an event that will be subject to the recapture provisions.

This contract has a longer deferred sales charge period and has higher expenses than many contracts that do not offer a credit enhancement. The credit enhancements applied to your contract may be more than offset by the higher expenses of the contract.

We offer other variable annuity contracts which do not include a credit enhancement, which have lower charges and a shorter deferred sales charge period. You should discuss your particular circumstances with your registered representative to be certain that a variable annuity with a credit enhancement, or bonus, is appropriate for you. Some of the factors you may wish to consider include:

  .  The length of time you plan to continue to own the contract.

  .  Your need for access to amounts held in the contract.

  .  The frequency and amount of any anticipated withdrawals.

  .  The amount of your purchase payments and when they will be received by us.

  .  When you plan to annuitize your contract.

*PURCHASE PAYMENTS:

        Initial Minimum                 $10,000

        Subsequent Payment Minimum      $500
                                        ($100 for automatic payment plans)

   * PLEASE NOTE: If you intend to use this contract as part of a qualified retirement plan or IRA, the qualified plan or IRA may have contribution minimums which are different than those that apply to this contract. You should consult your tax advisor to ensure that you meet all of the requirements and limitations that may apply to your situation.

INVESTMENT OPTIONS:

    DCA Fixed Account (new purchase payments only)      6 month option
    DCA Fixed Account (new purchase payments only)      12 month option

   +Guaranteed Term Account
                                                        3 year guarantee period*
                                                        5 year guarantee period*
                                                        7 year guarantee period*
                                                        10 year guarantee period*

    Variable Annuity Account
                                                        See the list of portfolios on the cover page

   * Subject to market value adjustment on early withdrawal -- see "General Information" for additional details. The 3 year period is not currently available.
   + Not available to contracts issued on or after June 1, 2011 (or such later date if approved later in your state).

WITHDRAWALS:

                        Minimum Withdrawal Amount      $250

   (Withdrawals and surrenders may be subject to deferred sales charges, recapture of credit enhancements, and/or market value adjustment depending upon how your contract value is allocated.)

In certain cases the deferred sales charge ("DSC") is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first contract anniversary:

  .  Nursing Home Waiver

  .  Terminal Illness Waiver

State variations may apply to these waivers. See your representative and see "Contract Charges and Fees" for more details. The DSC is also waived at death and upon annuitization.

DEATH BENEFIT AND OPTIONAL DEATH BENEFITS

Your contract provides a death benefit. The standard death benefit included with the contract is known as the GUARANTEED MINIMUM DEATH BENEFIT.

Certain optional death benefits may also be selected and may provide the opportunity for a larger death benefit. The optional death benefits include: the HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION; or the PREMIER DEATH BENEFIT (PDB) OPTION.

In addition, you may also elect the ESTATE ENHANCEMENT BENEFIT (EEB). This contract option provides for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract.

In order to elect one or more of these optional death benefits you must be less than 76 years old and you may only elect to purchase an optional death benefit when the contract is issued. Once you elect an option it may not be cancelled or terminated. Each of the optional choices has specific charges associated with it. To whom a benefit is paid depends upon who has died and the type of contract you have purchased. Death benefit options may not be available in all states.

ALLOCATION OF CONTRACT VALUES

You can change your allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. Before annuity payments begin, you may transfer all or a part of your contract value among the portfolios and/or one or more of the guarantee periods of the guaranteed term account. A market value adjustment may apply if you move amounts from the guaranteed term account prior to the end of a guarantee period. After annuity payments begin, you may instruct us to transfer amounts held as annuity reserves among the variable annuity sub-accounts or to a fixed annuity, subject to some restrictions. During the annuity period, annuity reserves may only be transferred from a variable annuity to a fixed annuity; you may not transfer from fixed annuity reserves to variable annuity reserves.

AVAILABLE ANNUITY OPTIONS

After the second contract anniversary you may choose to annuitize your contract.

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; a joint and last survivor annuity; and a period certain annuity. Each annuity option may be elected as a variable or fixed annuity or a combination of the two. Other annuity options may be available from us on request.

OTHER OPTIONAL RIDERS

We have suspended the availability of the following optional riders:

  .  Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)
  . Guaranteed Lifetime Withdrawal Benefit II -- Single Option (effective May 15, 2009)
  . Guaranteed Lifetime Withdrawal Benefit II -- Joint Option (effective May 15, 2009)
  .  Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)
  .  Guaranteed Income Provider Benefit (effective March 1, 2010)

Certain other contract options may be available to you. These are sometimes referred to as "living benefits." Only one living benefit may be elected on a contract. When you elect a living benefit rider (except for the Guaranteed Income Provider Benefit) your investment choices will be limited and you must allocate your entire contract value to an asset allocation plan or model approved by us. Purchase payment amounts after your initial purchase payment may also be limited. Each contract option may or may not be beneficial to you depending upon your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s) it may adversely effect the benefit of the contract option. These descriptions are brief overviews of the optional riders. Please refer to the section entitled "Other Contract Options" later in the prospectus for a complete description of each rider, its benefits and its limitations and restrictions. Each rider also has a charge that applies to it. The charges are discussed in the section titled "Optional Contract Rider Charges."

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

This contract option provides for a guaranteed minimum fixed annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract's accumulation period. If you do not annuitize your contract, you will not utilize the guaranteed fixed annuity benefit this option provides. If you do not intend to annuitize, this option may not be appropriate for you. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base is greater than the contract value. Once you elect this option it cannot be canceled. This rider does not guarantee an investment return in your contract or a minimum contract value. WITHDRAWALS FROM YOUR CONTRACT WILL REDUCE THE BENEFIT YOU RECEIVE IF YOU ANNUITIZE UNDER THIS RIDER AND THERE ARE LIMITATIONS ON HOW YOUR CONTRACT VALUE MAY BE ALLOCATED IF YOU PURCHASE THIS RIDER. IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE, ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT. IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THIS RIDER MAY NOT BE APPROPRIATE. SEE THE SECTION OF THIS PROSPECTUS ENTITLED 'OTHER CONTRACT OPTIONS (LIVING BENEFITS)' FOR A COMPLETE DESCRIPTION OF THE GMIB RIDER.

ENCORE LIFETIME INCOME -- SINGLE (ENCORE -- SINGLE)

Encore-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the oldest owner (or annuitant in the case of a non-natural owner) (the "benefit date"), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owners, until the first death). The GAI amount is based on the age of the oldest contract owner and ranges from 4% to 6% of the benefit base. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE

CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Single rider.

This rider differs, in part, from the GLWB rider in that the Encore-Single benefit base, on which the GAI is based, has the potential to increase annually; while the GLWB provides the potential for the GAI to increase every 3 years.

ENCORE LIFETIME INCOME -- JOINT (ENCORE -- JOINT)

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest "Designated Life" and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value, if the contract value is greater than zero, or in the form of annuity payments. In each contract year, beginning on the later of the rider issue date or the contract anniversary following the 59th birthday of the youngest Designated Life (the "benefit date") you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4% to 6% of the benefit base. SINCE THE BENEFITS OF THIS RIDER ARE ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM THE CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE OR IN EXCESS OF THE GAI REDUCE THE BENEFITS THIS RIDER PROVIDES AND MAY PREMATURELY TERMINATE THE CONTRACT AND THE RIDER. THIS RIDER DOES NOT GUARANTEE ANY INVESTMENT RETURN IN YOUR CONTRACT VALUE. IF YOU PURCHASE THIS RIDER, THERE ARE LIMITATIONS ON HOW FUNDS MAY BE INVESTED AND THE ENTIRE CONTRACT VALUE MUST BE ALLOCATED TO AN APPROVED ALLOCATION PLAN. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Joint rider.

This rider differs, in part, from the GLWB rider in that GLWB does not offer a "joint" version of the rider and the Encore-Joint benefit base, on which the GAI is based, has the potential to increase annually as opposed to the GAI under GLWB which has the potential to increase every 3 years.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB)

EFFECTIVE AUGUST 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE OPTION (GLWB II-SINGLE)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the oldest contract owner's 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die) or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

This optional rider differs, in part, from either of the GLWB II riders (single or joint) below in that the GAI amount is based on the age of the oldest contract owner and has a range of 4.0% to 6.0%; while the GLWB II riders have a set GAI amount of 5.0%.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT OPTION (GLWB II-JOINT)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II -- Single Life Option. However its guarantee is over the lifetime of both "designated lives", (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the youngest designated life's 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. This option allows a contract owner to take these withdrawals from the contract for the longer of: a) the duration of the both designated lives, or, b) until the GWB is reduced to zero. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. A detailed explanation of how these amounts are calculated is provided in the section of this Prospectus describing this contract option. SINCE THIS BENEFIT IS ACCESSED THROUGH WITHDRAWALS FROM THE CONTRACT, IF YOU DO NOT INTEND TO TAKE WITHDRAWALS FROM YOUR CONTRACT, THEN THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

GUARANTEED INCOME PROVIDER BENEFIT OPTION (GIPB)

EFFECTIVE MARCH 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guaranteed minimum fixed income benefit if you elect certain annuity options. It is designed to provide a guaranteed level of annuity income regardless of the actual investment performance that you experience during your accumulation period. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT RECEIVE THE BENEFIT OF THIS OPTION, AND THEREFORE THIS OPTION MAY NOT BE APPROPRIATE FOR YOU. ONCE YOU ELECT THIS CONTRACT OPTION YOU MAY NOT CHANGE OR TERMINATE THE OPTION. THIS RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

CONTRACT CHARGES AND EXPENSES

The following contract expense information is intended to illustrate the expenses of your variable annuity contract. All expenses shown are rounded to the nearest dollar.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted. The credit enhancements are not treated as purchase payments under the contract. Therefore, the deferred sales charge does not apply to any credit enhancement. Credit enhancements vest over 7 years and may be subject to recapture during that time. Please see the section entitled "Credit Enhancement and Recapture" for additional details.

CONTRACT OWNER TRANSACTION EXPENSES

  SALES LOAD IMPOSED ON PURCHASES

                  (as a percentage of purchase payments)    None

DEFERRED SALES CHARGE

.. Deferred Sales Charges may apply to withdrawals, partial surrenders and surrenders.

Contract Years Since Payment  0-1  1-2  2-3  3-4  4-5  5-6 6-7 7-8 8-9 9 and thereafter
---------------------------------------------------------------------------------------
Deferred Sales Charge         6.5% 6.5% 5.9% 5.9% 5.9% 5%  4%  3%  2%         0%

CREDIT ENHANCEMENT RECAPTURE SCHEDULE

(assumes a withdrawal exceeding the "free amount")/1/

--------------------------------------------------------------------------------------------------
Contract Year           Issue up to 1st
                          Anniversary
                       (Contract Year 1)    2        3        4        5        6        7     8
--------------------------------------------------------------------------------------------------
Recapture Percentage
 of Credit Enhancement       100%        85.7143% 71.4286% 57.1429% 42.8571% 28.5714% 14.2857% 0%
--------------------------------------------------------------------------------------------------

/1/ The "free amount" during the first contract year is equal to 10% of the purchase payments not previously withdrawn. After the first contract year, it is equal to 10% of the sum of the purchase payments received within nine years of the contract date and not previously withdrawn as of the most recent contract anniversary. Additional discussion of the "free amount" may be found in the section entitled "Deferred Sales Charge".

(for a complete discussion of how recapture applies and vesting of the Credit Enhancement see the section entitled "Credit Enhancement and Recapture")

                            TRANSFER FEE*
                              Maximum Charge   $10*
                              Transfer Charge  None

* (We reserve the right to impose a $10 charge for each transfer when transfer requests exceed 12 in a single contract year. Currently this fee is waived.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including portfolio company fees and expenses.

                         ANNUAL MAINTENANCE FEE**  $35

** (Applies only to contracts where the greater of the contract value or purchase payments, less withdrawals, is less than $75,000 on the contract anniversary and at surrender. Does not apply after annuitization.)

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of variable contract value)

BEFORE ANNUITY PAYMENTS COMMENCE

BASE CONTRACT SEPARATE ACCOUNT CHARGES

Mortality and Expense Risk Fee
   Contract Years 1 through 9                                              1.70%
   Contract Years 10 and after                                             1.10%

Administrative Fee                                                         0.15%

Total Base Contract Separate Account Annual Expenses (No Optional Riders)
   Contract Years 1 through 9                                              1.85%
   Contract Years 10 and after                                             1.25%

OPTIONAL DEATH BENEFIT SEPARATE ACCOUNT CHARGES

                    Highest Anniversary Value (HAV)   0.15%

                    Premier Death Benefit (PDB)       0.35%

                    Estate Enhancement Benefit (EEB)  0.25%

OTHER OPTIONAL SEPARATE ACCOUNT CHARGES

               Guaranteed Income Provider Benefit (GIPB)*  0.50%

* This option may not be elected after March 1, 2010.

MAXIMUM POSSIBLE SEPARATE ACCOUNT CHARGE COMBINATIONS

                                       CONTRACT YEARS CONTRACT YEARS
                                        1 THROUGH 9    10 AND AFTER
                                       -------------- --------------
           BASE CONTRACT+PDB+EEB+GIPB       2.95%          2.35%

(The GMWB, GLWB, GMIB, GLWB II or Encore options are not included with the above charges because the charges are calculated on a different basis than the above charges.)

OTHER OPTIONAL BENEFIT CHARGES TAKEN FROM CONTRACT VALUE

   --------------------------------------------------------------------------------

     Guaranteed Minimum Withdrawal
     Benefit              Maximum possible charge       1.00%
       (GMWB) Charge/1                                  /Current benefit
       charge          0.50%

   --------------------------------------------------------------------------------
   --------------------------------------------------------------------------------

     Guaranteed Lifetime Withdrawal
     Benefit               Maximum possible charge       0.60%
       (GLWB) Charge/2                                  /Current benefit
       charge          0.60%

   --------------------------------------------------------------------------------

   --------------------------------------------------------------------------------

     Guaranteed Lifetime Withdrawal Benefit
     II-Single        Maximum possible charge       1.00%
       (GLWB II-Single) Charge/3                           /Current benefit
       charge          0.60%

   --------------------------------------------------------------------------------
   --------------------------------------------------------------------------------

     Guaranteed Lifetime Withdrawal Benefit
     II-Joint          Maximum possible charge       1.15%
       (GLWB II-Joint) Charge/4                            /Current benefit
       charge          0.75%

   --------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

   Guaranteed Minimum Income
   Benefit                  Maximum possible charge       1.50%
     (GMIB Charge/5                                    /Current
     benefit charge          0.95%

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

   Encore Lifetime
   Income-Single                         Maximum possible charge       1.75%
     (Encore-Single) Charge/6                             /Current
     benefit charge          1.10%

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

   Encore Lifetime
   Income-Joint                           Maximum possible charge       2.00%
     (Encore-Joint) Charge/7                              /Current
     benefit charge          1.30%

 ------------------------------------------------------------------------------

/1/ The current annual charge for this option is equal to 0.50% times the Guaranteed Withdrawal Benefit (GWB) amount. The GWB amount is equal to the initial purchase payment if the GMWB is added at contract issue. If the option is added at a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GMWB section of the prospectus for a detailed discussion of charges and formulas used to calculate these amounts. This option may not be elected if you have selected the Premier Death Benefit, GIPB, GLWB, or either GLWB II.

/2/ The annual charge for this option is equal to 0.60% of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one-quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB section of the prospectus for details. This option may not be elected if you have selected the Premier Death Benefit, GIPB, GMWB, or either GLWB II.
/3/ The annual charge for this option is equal to 0.60% of the greater of the contract value, or the Guaranteed Withdrawal Benefit (GWB) amount deducted quarterly. The GWB amount is equal to the initial purchase payment if GLWB II-Single is added at contract issue. If the option is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GLWB II-Single effective date and at the end of every three months thereafter, one-quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or the GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB II-Single section of the prospectus for details. This option may not be elected if you have selected the Premier Death Benefit, GIPB, GMWB, GLWB, or GLWB II-Joint.
/4/ The annual charge for this option is equal to 0.75% of the greater of the contract value or the Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The GWB amount is equal to the initial purchase payment if GLWB II-Joint is added at contract issue. If the option is added on a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the option. Beginning with the GLWB II-Joint effective date and at the end of every three months thereafter, one-quarter of the annual GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or the GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. Please see the GLWB II-Joint section of the prospectus for details. This option may not be elected if you have selected the Premier Death Benefit, GIPB, GMWB, GLWB, or GLWB II-Single.
/5/ The current annual rider charge is equal to 0.95% of the GMIB benefit base. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the annual rider charge will be multiplied by the benefit base amount on that date and will be deducted in proportion to the contract owner's allocation to the sub-accounts in the variable account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GIPB, GMWB, GLWB, either of the GLWB II Riders, Encore-Single or Encore-Joint.
/6/ The current annual rider charge is equal to 1.10% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of the prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GMIB, GIPB, GMWB, GLWB, either GLWB II, or Encore-Joint.
/7/ The current annual rider charge is equal to 1.30% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. This option may not be elected if you have selected the Premier Death Benefit, Estate Enhancement Benefit, GMIB, GIPB, GMWB, GLWB, either GLWB II, or Encore-Single.

The next item shows the minimum and maximum total operating expenses charged by the portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the portfolios fees and expenses is contained in the prospectus for each portfolio.

                                                                               MINIMUM MAXIMUM
                                                                               ------- -------
TOTAL ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES/1/
(expenses that are deducted from portfolio assets, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                   0.47%   1.96%/2/

/1/ The table showing the range of expenses for the portfolios takes into account the expenses of the Ibbotson ETF Asset Allocation Portfolios, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, in this case exchange traded funds or ETF's (each an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of the portfolio expenses, we have taken into account the information received from Ibbotson on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by an Ibbotson ETF Asset Allocation Portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Ibbotson ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.
/2/ The maximum Total Annual Portfolio Company Operating Expense shown above is before any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2010 was 0.31%, resulting in a net annual portfolio company operating expense of 1.65% for Morgan Stanley UIF Emerging Markets Equity Portfolio. Please see The Universal Institutional Funds, Inc. (Morgan Stanley) prospectus for additional information.

State premium taxes may also be deducted ranging from 0% to 3.5% depending on applicable law. See "Premium Tax" for more information.

CONTRACT OWNER EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, annual maintenance fees, separate account annual expenses, and portfolio company fees and expenses.

Please note:

..  You may only elect one living benefit on the contract.

..  If you elect the Premier Death Benefit, you may not elect GMWB, GLWB, GLWB
   II-Single GLWB II-Joint, Encore-Single or Encore-Joint.

..  If you elect the Estate Enhancement Benefit you may not elect GMIB
   Encore-Single or Encore-Joint.

The example assumes that you invest a single $10,000 purchase payment in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year, and uses the separate account annual expenses before annuity payments commence. The example does not reflect the credit enhancement or any recapture. The example is shown using both the least expensive portfolio (minimum fund expenses) and the most expensive portfolio (maximum fund expenses) before reimbursements, using the most expensive contract design over the time period; (Base+HAV+ Encore-Joint) which includes the Highest Anniversary Value and Encore-Joint options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                             IF YOU SURRENDERED YOUR   IF YOU ANNUITIZE AT THE END OF
                           CONTRACT AT THE END OF THE  THE AVAILABLE TIME PERIOD OR YOU DO NOT
                             APPLICABLE TIME PERIOD     SURRENDER YOUR CONTRACT
                           --------------------------- ---------------------------------------
                             1      3      5     10     1         3          5        10
                            YEAR  YEARS  YEARS  YEARS  YEAR     YEARS      YEARS     YEARS
                           ------ ------ ------ ------ ----       ------    ------    ------
MAXIMUM FUND EXPENSES

Base + HAV + Encore-Joint  $1,177 $2,333 $3,573 $6,141 $527     $1,743     $2,983    $6,141

MINIMUM FUND EXPENSES
Base + HAV + Encore-Joint  $1,031 $1,907 $2,890 $4,918 $381     $1,317     $2,300    $4,918

Different fees and expenses not reflected in the examples above apply after annuity payments commence. Please see "Contract Charges and Fees" for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

AFTER ANNUITY PAYMENTS COMMENCE (AS A PERCENTAGE OF VARIABLE CONTRACT VALUE)

The next section shows the fees and charges that apply to your contract after you have annuitized it.

        SEPARATE ACCOUNT BASED CHARGES

        Mortality and Expense Risk Fee                       1.20%

        Administrative Fee                                   0.15%

        Total Base Contract Separate Account Annual
          Expenses (No Optional Riders)                      1.35%

        Optional Death Benefit Separate Account Charges  Not Applicable

        Other Optional Separate Account Charges          Not Applicable

        OTHER CHARGES

        Other Optional Benefit Charges taken from
          Contract Value                                 Not Applicable

CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

The financial history of each sub-account may be found in the appendix under the heading "Condensed Financial Information and Financial Statements." The complete financial statements of the variable annuity account and Minnesota Life are included in the Statement of Additional Information.

THE PORTFOLIOS

Below is a list of the portfolios, their investment adviser and/or investment sub-adviser and investment objective. Prospectuses for the portfolios contain more detailed information about each portfolio, including discussion of the portfolio's investment techniques and risks associated with its investments. No assurance can be given that a portfolio will achieve its investment objective. YOU SHOULD CAREFULLY READ THESE PROSPECTUSES BEFORE INVESTING IN THE CONTRACT. Please contact us to receive a copy of the portfolio prospectuses.

                                INVESTMENT                           INVESTMENT
     FUND NAME                    ADVISER                             OBJECTIVE
     ---------                   ----------                           ----------
ADVANTUS SERIES
FUND, INC.
Bond Portfolio -     Advantus Capital Management, Inc.  Seeks as high a level of a long-term
 Class 2 Shares                                         total rate of return as is consistent
                                                        with prudent investment risk. The
                                                        Portfolio also seeks preservation of
                                                        capital as a secondary objective.

                                  INVESTMENT                            INVESTMENT
     FUND NAME                     ADVISER                               OBJECTIVE
     ---------                    ----------                             ----------
Index 400 Mid-Cap    Advantus Capital Management, Inc.     Seeks investment results generally
 Portfolio - Class                                         corresponding to the aggregate price
 2 Shares                                                  and dividend performance of the
                                                           publicly traded common stocks that
                                                           comprise the Standard & Poor's 400
                                                           MidCap Index (the S&P 400).
Index 500 Portfolio  Advantus Capital Management, Inc.     Seeks investment results that
 - Class 2 Shares                                          correspond generally to the price and
                                                           yield performance of the common
                                                           stocks included in the Standard &
                                                           Poor's 500 Composite Stock Price
                                                           Index (the S&P 500).
International Bond   Advantus Capital Management, Inc.     Seeks to maximize current income,
 Portfolio - Class   SUB-ADVISER: Franklin Advisers, Inc.  consistent with the protection of
 2 Shares                                                  principal.
Money Market         Advantus Capital Management, Inc.     Seeks maximum current income to
 Portfolio+                                                the extent consistent with liquidity
                                                           and the preservation of capital.
Mortgage Securities  Advantus Capital Management, Inc.     Seeks a high level of current income
 Portfolio - Class                                         consistent with prudent investment
 2 Shares                                                  risk.
Real Estate          Advantus Capital Management, Inc.     Seeks above average income and long-
 Securities                                                term growth of capital.
 Portfolio -
 Class 2 Shares
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Basic   Invesco Advisers, Inc.                The fund's investment objective is
 Balanced Fund -                                           long-term capital appreciation, and
 Series II Shares                                          secondarily current income. The
 (will merge into                                          investment objective of the fund may
 Invesco Van Kampen                                        be changed by the Board of Trustees
 V.I. Equity and                                           (the Board) without shareholder
 Income Fund -                                             approval.
 Series II Shares
 on or about May 2,
 2011)
Invesco V.I.         Invesco Advisers, Inc.                The fund's investment objective is
 Capital                                                   long-term growth of capital. The
 Appreciation Fund                                         investment objective of the fund may
 - Series II Shares                                        be changed by the Board of Trustees
                                                           (the Board) without shareholder
                                                           approval.
Invesco V.I. Core    Invesco Advisers, Inc.                The fund's investment objective is
 Equity Fund -                                             long-term growth of capital. The
 Series II Shares                                          investment objective of the fund may
                                                           be changed by the Board of Trustees
                                                           (the Board) without shareholder
                                                           approval.
Invesco V.I. Small   Invesco Advisers, Inc.                The fund's investment objective is
 Cap Equity Fund -                                         long-term growth of capital. The
 Series II Shares                                          investment objective of the fund may
                                                           be changed by the Board of Trustees
                                                           (the Board) without shareholder
                                                           approval.
Invesco Van Kampen   Invesco Advisers, Inc.                To seek capital growth.
 V.I. Capital
 Growth Fund -
 Series II Shares
Invesco Van Kampen   Invesco Advisers, Inc.                Seeks capital growth and income
 V.I. Comstock Fund                                        through investments in equity
 - Series II Shares                                        securities, including common stocks,
                                                           preferred stocks and securities
                                                           convertible into common and
                                                           preferred stocks.

                                 INVESTMENT                           INVESTMENT
      FUND NAME                   ADVISER                              OBJECTIVE
      ---------                  ----------                            ----------
Invesco Van Kampen    Invesco Advisers, Inc.            The fund's investment objectives are
 V.I. Equity and                                        both capital appreciation and current
 Income Fund -                                          income.
 Series II Shares
Invesco Van Kampen    Invesco Advisers, Inc.            Seeks long-term growth of capital and
 V.I. Growth and                                        income.
 Income Fund -
 Series II Shares
Invesco Van Kampen    Invesco Advisers, Inc.            To provide above-average total return
 V.I. Mid Cap Value                                     over a market cycle of three to five
 Fund - Series II                                       years by investing in common stocks
 Shares                                                 and other equity securities.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
International Value   AllianceBernstein L.P.            The Portfolio's investment objective is
 Portfolio - Class                                      long-term growth of capital.
 B Shares
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP Income & Growth    American Century Investment       The fund seeks capital growth by
 Fund - Class II      Management, Inc.                  investing in common stocks. Income
 Shares                                                 is a secondary objective.
VP Ultra(R) Fund -    American Century Investment       The fund seeks long-term capital
 Class II Shares      Management, Inc.                  growth.
VP Value Fund -       American Century Investment       The fund seeks long-term capital
 Class II Shares      Management, Inc.                  growth. Income is a secondary
                                                        objective.
AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
VP Inflation          American Century Investment       The fund pursues long-term total
 Protection Fund -    Management, Inc.                  return using a strategy that seeks to
 Class II Shares                                        protect against U.S. inflation.
AMERICAN FUNDS INSURANCE SERIES(R)
Global Bond           Capital Research and Management   The fund's investment objective is to
 Fund/SM/ - Class 2   Company                           provide you, over the long term, with
 Shares                                                 a high level of total return consistent
                                                        with prudent investment
                                                        management.
Global Growth         Capital Research and Management   The fund's investment objective is to
 Fund/SM/ - Class 2   Company                           provide you with long-term growth of
 Shares                                                 capital.
Global Small          Capital Research and Management   The fund's investment objective is to
 Capitalization       Company                           provide you with long-term growth of
 Fund/SM/ - Class 2                                     capital.
 Shares
Growth Fund/SM/ -     Capital Research and Management   The fund's investment objective is to
 Class 2 Shares       Company                           provide you with growth of capital.
Growth-Income         Capital Research and Management   The fund's investment objectives are
 Fund/SM/ - Class 2   Company                           to achieve long-term growth of capital
 Shares                                                 and income.
International         Capital Research and Management   The fund's investment objective is to
 Fund/SM/ - Class 2   Company                           provide you with long-term growth of
 Shares                                                 capital.
New World Fund(R) -   Capital Research and Management   The fund's investment objective is
 Class 2 Shares       Company                           long-term capital appreciation.
U.S.                  Capital Research and Management   The fund's investment objective is to
 Government/AAA-Rated Company                           provide a high level of current income
 Securities                                             consistent with preservation of
 Fund/SM/ - Class 2                                     capital.
 Shares
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
Contrafund(R)         Fidelity Management & Research    Seeks long-term capital appreciation.
 Portfolio -          Company (FMR) is the fund's
 Service Class 2      manager. FMR Co., Inc. and other
 Shares               affiliates of FMR serve as
                      sub-advisers for the fund.

                                INVESTMENT                             INVESTMENT
     FUND NAME                    ADVISER                              OBJECTIVE
     ---------                   ----------                            ----------
Equity-Income        Fidelity Management & Research     Seeks reasonable income. The fund
 Portfolio -         Company (FMR) is the fund's        will also consider the potential for
 Service Class 2     manager. FMR Co., Inc. and other   capital appreciation. The fund's goal is
 Shares              affiliates of FMR serve as         to achieve a yield which exceeds the
                     sub-advisers for the fund.         composite yield on the securities
                                                        comprising the Standard & Poor's
                                                        500/(SM)/ Index (S&P 500(R)).
High Income          Fidelity Management & Research     Seeks a high level of current income,
 Portfolio -         Company (FMR) is the fund's        while also considering growth of
 Service Class 2     manager. FMR Co., Inc. and other   capital.
 Shares              affiliates of FMR serve as
                     sub-advisers for the fund.
Mid Cap Portfolio -  Fidelity Management & Research     Seeks long-term growth of capital.
 Service Class 2     Company (FMR) is the fund's
 Shares              manager. FMR Co., Inc. and other
                     affiliates of FMR serve as
                     sub-advisers for the fund.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Large Cap   Franklin Advisers, Inc.            Seeks capital appreciation. The fund
 Growth Securities                                      normally invests in both equity and
 Fund - Class 2                                         debt securities.
 Shares
Franklin Small Cap   Franklin Advisory Services, LLC    Seeks long-term total return. The fund
 Value Securities                                       normally invests at least 80% of its
 Fund - Class 2                                         net assets in investments of small
 Shares                                                 capitalization companies.
Franklin Small-Mid   Franklin Advisers, Inc.            Seeks long-term capital growth. The
 Cap Growth                                             fund normally invests at least 80% of
 Securities Fund -                                      its net assets in investments of small
 Class 2 Shares                                         capitalization and mid capitalization
                                                        companies
Mutual Shares        Franklin Mutual Advisers, LLC      Seeks capital appreciation with
 Securities Fund -                                      income as a secondary goal. The fund
 Class 2 Shares                                         normally invests primarily in U.S. and
                                                        foreign equity securities that the
                                                        manager believes are undervalued.
                                                        The fund also invests, to a lesser
                                                        extent, in risk arbitrage securities and
                                                        distressed companies.
Templeton            Templeton Asset Management Ltd.    Seeks long-term capital appreciation.
 Developing Markets
 Securities Fund -
 Class 2 Shares
FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (IBBOTSON)
Ibbotson Aggressive  ALPS Advisors, Inc.,               Seeks to provide investors with capital
 Growth ETF Asset    SUB-ADVISER: Ibbotson Associates,  appreciation.
 Allocation          Inc.
 Portfolio - Class
 II Shares
Ibbotson Balanced    ALPS Advisors, Inc.,               Seeks to provide investors with capital
 ETF Asset           SUB-ADVISER: Ibbotson Associates,  appreciation and some current
 Allocation          Inc.                               income.
 Portfolio - Class
 II Shares
Ibbotson             ALPS Advisors, Inc.,               Seeks to provide investors with
 Conservative ETF    SUB-ADVISER: Ibbotson Associates,  current income and preservation of
 Asset Allocation    Inc.                               capital.
 Portfolio - Class
 II Shares
Ibbotson Growth ETF  ALPS Advisors, Inc.,               Seeks to provide investors with capital
 Asset Allocation    SUB-ADVISER: Ibbotson Associates,  appreciation.
 Portfolio - Class   Inc.
 II Shares
Ibbotson Income and  ALPS Advisors, Inc.,               Seeks to provide investors with
 Growth ETF Asset    SUB-ADVISER: Ibbotson Associates,  current income and capital
 Allocation          Inc.                               appreciation.
 Portfolio Class II
 Shares
GOLDMAN SACHS VARIABLE INSURANCE TRUST
Goldman Sachs        Goldman Sachs Asset Management,    Seeks a high level of current income,
 Government Income   L.P.                               consistent with safety of principal.
 Fund - Service
 Shares

                                 INVESTMENT                             INVESTMENT
     FUND NAME                     ADVISER                               OBJECTIVE
     ---------                    ----------                             ----------
IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
Ivy Funds VIP Asset  Waddell & Reed Investment            Seeks high total return over the long
 Strategy            Management Company                   term.
Ivy Funds VIP        Waddell & Reed Investment            Seeks, as a primary objective, to
 Balanced            Management Company                   provide current income to the extent
                                                          that, in the opinion of WRIMCO, the
                                                          Portfolio's investment manager,
                                                          market and economic conditions
                                                          permit. As a secondary objective, the
                                                          Portfolio seeks long-term appreciation
                                                          of capital.
Ivy Funds VIP Core   Waddell & Reed Investment            Seeks capital growth and income.
 Equity              Management Company
Ivy Funds VIP        Waddell & Reed Investment            Seeks to provide long-term growth.
 Global Natural      Management Company                   Any income realized will be
 Resources           SUB-ADVISER: Mackenzie Financial     incidental.
                     Corporation
Ivy Funds VIP Growth Waddell & Reed Investment            Seeks capital growth, with current
                     Management Company                   income as a secondary objective.
Ivy Funds VIP        Waddell & Reed Investment            Seeks long-term capital growth.
 International Core  Management Company
 Equity
Ivy Funds VIP        Waddell & Reed Investment            Seeks, as a primary objective, long-
 International       Management Company                   term appreciation of capital. As a
 Growth                                                   secondary objective, the Portfolio
                                                          seeks current income.
Ivy Funds VIP Micro  Waddell & Reed Investment            Seeks long-term capital appreciation.
 Cap Growth          Management Company
                     SUB-ADVISER: Wall Street Associates
Ivy Funds VIP Mid    Waddell & Reed Investment            Seeks to provide growth of your
 Cap Growth          Management Company                   investment.
Ivy Funds VIP        Waddell & Reed Investment            Seeks long-term capital growth.
 Science and         Management Company
 Technology
Ivy Funds VIP Small  Waddell & Reed Investment            Seeks growth of capital.
 Cap Growth          Management Company
Ivy Funds VIP Small  Waddell & Reed Investment            Seeks long-term accumulation of
 Cap Value           Management Company                   capital.
Ivy Funds VIP Value  Waddell & Reed Investment            Seeks long-term capital appreciation.
                     Management Company
JANUS ASPEN SERIES
Balanced Portfolio   Janus Capital Management LLC         Seeks long-term capital growth,
 - Service Shares                                         consistent with preservation of capital
                                                          and balanced by current income.
Forty Portfolio -    Janus Capital Management LLC         Seeks long-term growth of capital.
 Service Shares
Overseas Portfolio   Janus Capital Management LLC         Seeks long-term growth of capital.
 - Service Shares
Perkins Mid Cap      Janus Capital Management LLC         Seeks capital appreciation.
 Value Portfolio -   SUB-ADVISER: Perkins Investment
 Service Shares      Management LLC
MFS(R) VARIABLE INSURANCE TRUST
Investors Growth     Massachusetts Financial Services     The fund's investment objective is to
 Stock Series -      Company                              seek capital appreciation. The fund's
 Service Class                                            objective may be changed without
 Shares                                                   shareholder approval.
Mid Cap Growth       Massachusetts Financial Services     The fund's investment objective is to
 Series - Service    Company                              seek capital appreciation. The fund's
 Class Shares                                             objective may be changed without
                                                          shareholder approval.

                                INVESTMENT                            INVESTMENT
     FUND NAME                   ADVISER                              OBJECTIVE
     ---------                  ----------                            ----------
New Discovery        Massachusetts Financial Services  The fund's investment objective is to
 Series - Service    Company                           seek capital appreciation. The fund's
 Class Shares                                          objective may be changed without
                                                       shareholder approval.
Value Series -       Massachusetts Financial Services  The fund's investment objective is to
 Service Class       Company                           seek capital appreciation. The fund's
 Shares                                                objective may be changed without
                                                       shareholder approval.
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman     Neuberger Berman Management       Seeks long-term growth of capital by
 AMT Socially        Inc. LLC                          investing primarily in securities of
 Responsive          SUB-ADVISER: Neuberger Berman,    companies that meet the Fund's
 Portfolio - S       LLC                               financial criteria and social policy. To
 Class Shares                                          pursue this goal, the Fund invests
                                                       mainly in common stocks of mid- to
                                                       large- capitalization companies. The
                                                       Fund seeks to reduce risk by investing
                                                       across many different industries.
OPPENHEIMER VARIABLE ACCOUNT FUNDS
Capital              OppenheimerFunds, Inc.            Seeks capital appreciation by investing
 Appreciation                                          in securities of well- known
 Fund/VA - Service                                     established companies.
 Shares
High Income Fund/VA  OppenheimerFunds, Inc.            Seeks a high level of current income
 - Service Shares                                      by investing in high-yield lower-rated
                                                       fixed- income securities.
Main Street Small-   OppenheimerFunds, Inc.            Seeks capital appreciation.
 & Mid-Cap Fund/VA
 - Service Shares
PANORAMA SERIES FUND, INC.
International        OppenheimerFunds, Inc.            Seeks long-term growth of capital by
 Growth Fund/VA -                                      investing under normal
 Service Shares                                        circumstances, at least 90% of its total
                                                       assets in equity securities of
                                                       companies wherever located, the
                                                       primary stock market of which is
                                                       outside the United States.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT Low        Pacific Investment Management     Seeks maximum total return,
 Duration Portfolio  Company LLC ("PIMCO")             consistent with preservation of capital
 - Advisor Class                                       and prudent investment management.
 Shares
PIMCO VIT Total      Pacific Investment Management     Seeks maximum total return,
 Return Portfolio -  Company LLC ("PIMCO")             consistent with preservation of capital
 Advisor Class                                         and prudent investment management.
 Shares
PUTNAM VARIABLE TRUST
Putnam VT Equity     Putnam Investment Management,     Seeks capital growth and current
 Income Fund -       LLC                               income.
 Class IB Shares
Putnam VT Growth     Putnam Investment Management,     Seeks capital growth and current
 and Income Fund -   LLC                               income.
 Class IB Shares
Putnam VT            Putnam Investment Management,     Seeks capital appreciation.
 International       LLC
 Equity Fund -
 Class IB Shares
Putnam VT Multi-Cap  Putnam Investment Management,     Seeks long-term capital appreciation.
 Growth Fund -       LLC
 Class IB Shares
Putnam VT Voyager    Putnam Investment Management,     Seeks capital appreciation.
 Fund - Class IB     LLC
 Shares
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Morgan Stanley UIF   Morgan Stanley Investment         Seeks long-term capital appreciation
 Emerging Markets    Management Inc.                   by investing primarily in growth-
 Equity Portfolio -                                    oriented equity securities of issuers in
 Class II Shares                                       emerging market countries.

* Although the Money Market Portfolio seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the Variable Annuity Account, during extended periods of low interest rates, the yield of the sub-account that invests in the Money Market Portfolio may become extremely low and possibly negative.

DESCRIPTION OF THE CONTRACT

Your contract may be used generally in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any retirement plan. The contract provides for a variable annuity or a fixed annuity to begin at some future date.

You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. The annuitant must be the same as the owner except in situations where the owner is other than a natural person, such as a trust, corporation or similar entity or where otherwise agreed to by us.

RIGHT OF CANCELLATION OR "FREE LOOK"

You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: 400 Robert Street North, St. Paul, Minnesota 55101-2098. This is referred to as the "free look" period. If you cancel and return your contract during the "free look period", we will refund to you the amount required by your state. This amount is either your contract value less the amount of any credit enhancement(s) which were credited to your contract, plus any premium tax charges that may have been deducted, or your purchase payments at the time you exercise your free look right. Purchase payments will be invested in accordance with your allocation instructions during the free look period. YOU BEAR THE INVESTMENT RISK FOR YOUR PURCHASE PAYMENTS AND THE CREDIT ENHANCEMENT(S) DURING THIS PERIOD. IN THE EVENT THE SUB-ACCOUNT VALUES DECLINE DURING THIS PERIOD, RECAPTURE OF THE CREDIT ENHANCEMENT(S) WILL REDUCE THE CONTRACT VALUE MORE THAN IF THE CREDIT ENHANCEMENT HAD NOT BEEN APPLIED. Please see Appendix G for an example.

Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.

1035 EXCHANGES OR REPLACEMENTS

If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a "Section 1035 Exchange" or "Replacement", it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

PURCHASE PAYMENTS

You choose when to make purchase payments. Your initial purchase payment must be at least equal to $10,000, and must be in U.S. dollars.

We may reduce the initial purchase payment requirement if you purchase this contract through a 1035 exchange or qualified plan direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial purchase payment for this contract but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial purchase payment requirement due to market conditions.

You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to retirement plans. Be sure to review your retirement plan's contribution rules, applicable to your situation.

We will return your initial payment or any subsequent payment within five business days if: (1) your application or instructions fail to specify which portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in "good order."

Purchase payments subsequent to your initial payment must be at least $500 regardless of the type of contract you purchase or the retirement plan with which it is used. Total purchase payments may not exceed $2,000,000, for the same owner or annuitant except with our consent. Additional purchase payments will not be accepted while either the owner or joint owner qualifies under the nursing home or terminal illness provisions for the waiver of any deferred sales charges.

CREDIT ENHANCEMENT AND RECAPTURE

For purchase payments made during the first contract year (i.e., the first 12 months of the contract) and prior to the first contract anniversary, we will credit a "bonus" amount to your contract in an amount equal to 7.0% of each purchase payment. This amount is called a "credit enhancement".

The credit enhancements are subject to recapture in the following circumstances:

1) If you return your contract under the Right of Cancellation/Free look provision, we will deduct an amount equal to all of the credit enhancements added to your contract;

2) If a death benefit is paid, we will deduct an amount equal to all credit enhancements added to your contract within 12 months of your date of death; and

3) If you make a withdrawal, surrender or apply amounts to provide annuity payments (i.e., annuitize) within the first seven years of the contract date, we will deduct an amount equal to a percentage of the credit enhancement(s) that has not yet vested.

We will never recapture more than the dollar amount of the credit enhancement added to your contract. In other words, we do not recapture investment gain or earnings attributable to credit enhancements. However, decreases in your contract's sub-account values, which includes the value of the accumulation units attributable to credit enhancements, does not diminish the dollar amount subject to recapture. Therefore, additional accumulation units must become subject to recapture as the value of accumulation units decreases. Stated differently, you bear the investment risk for the credit enhancements added to your contract because the proportionate share of any contract owner's variable contract value that we recapture increases as the variable contract value decreases. This has the potential to dilute somewhat the contract owner's interest in their contract as compared to other contract owners who do not trigger the recapture provisions. Finally, because it is not administratively feasible to track unvested credit enhancements, we are unable to refund any asset based fees or charges that might be applied to credit enhancements which are subsequently recaptured.

The value of the credit enhancement(s) only fully "vests", or belongs irrevocably to the contract owner, when the recapture period for the credit enhancement expires. Several examples corresponding to the discussion below may be found in Appendix G.

On each contract anniversary, an amount equal to 14.2857% (i.e. 1/7) of the credit enhancement(s) not previously recaptured will vest. All credit enhancements will be fully vested at the end of seven contract years.

You may calculate the amount of the credit enhancements that will be recaptured if you take a withdrawal, surrender the contract or annuitize your contract, in the first seven years with the following formula:

(amount withdrawn or annuitized) - (applicable "free amount")*
--------------------------------------------------------        x Amount of Unvested Credit
         (contract value at the time of the request)                   Enhancements

* The "free amount" is described in the section entitled 'Deferred Sales Charge' of the prospectus. The free amount does not apply when you surrender the contract or if you elect annuity payments.

The credit enhancements are treated as earnings for federal tax purposes. Credit enhancements are also treated as earnings, not purchase payments, when you calculate a benefit, such as an optional benefit, under the contract. Some of the guaranteed and optional benefits under this contract have an initial benefit value equal to the amount of your purchase payments. Since the credit enhancement is not treated as a purchase payment, it will not increase the initial value of that benefit. If however, a benefit calculation uses the contract value, such as when a benefit "resets" or if the benefit is added on a contract anniversary with an initial benefit equal to contract value, the current value of the credit enhancement will be reflected in the guaranteed or optional benefit.

The following guaranteed or optional benefits have initial benefit values based on purchase payments: Guaranteed Minimum Death Benefit, Highest Anniversary Death Benefit, Premier Death Benefit, Guaranteed Minimum Income Benefit, Encore Lifetime Income-Single, Encore Lifetime Income-Joint Guaranteed Income Protection Benefit, Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit Guaranteed Lifetime Withdrawal Benefit II-Single and the Guaranteed Lifetime Withdrawal Benefit II-Joint. For examples of how the credit enhancement may or may not be included in a particular optional benefit, please see the particular death benefit section of the contract or the applicable optional benefit Appendix.

The deferred sales charges is generally higher and the deferred sales charge period is longer than under our products that do not offer a credit enhancement. Also, the mortality and expense risk charge is higher than that charged under other products which, in some cases, offer comparable features, but which have no credit enhancement. We use a portion of the deferred sales charge and mortality and expense risk charge to recover the cost of providing the credit enhancement and to the extent these amounts exceed our costs we expect to make a profit.

There may be circumstances under which the contract owner may be worse off from having received the credit enhancement. For example, if the contract owner cancels the contract during the free look period, we recapture the dollar value of all of the credit enhancements that had been credited to your contract. If the state law provides that contract value is returned on a free look, and if the performance of the applicable sub-accounts has been negative during that period, we will return the contract value less the credit enhancement(s). The negative performance associated with the credit enhancement will reduce the contract value more than if the credit enhancement had not been applied.

AUTOMATIC PURCHASE PLAN

If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent purchase payment amount is reduced to $100. You may elect purchase payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a valuation date, for example because it's a holiday or weekend, the transaction will be processed on the next valuation date.

PURCHASE PAYMENT ALLOCATION OPTIONS

Your purchase payments may be allocated to a portfolio of the variable annuity account, to the DCA Fixed Account or to one or more guarantee period(s) of the guaranteed term account if available. There is no minimum amount which must be allocated to any of the allocation options.

FOCUSED PORTFOLIO STRATEGIES OR MODELS

Minnesota Life makes available to contract owners at no additional charge five diversified model portfolios called "Focused Portfolio Strategies or Models" ("model portfolios") that range from conservative to aggressive in investment style. These model portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

Pursuant to an agreement with Minnesota Life, Ibbotson Associates, Inc. ("Ibbotson"), a diversified financial services firm and registered investment adviser, determines the composition of the model portfolios. There is no investment advisory relationship between Ibbotson and contract owners and you should not rely on the model portfolios as providing individualized investment recommendations to you. In the future, Minnesota Life may modify or discontinue its arrangement with Ibbotson, in which case Minnesota Life may contract with another firm to provide similar asset allocation models, or may provide its own asset allocation models.

The following is a brief description of the five model portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the model portfolios. Please talk to him or her if you have additional questions about these model portfolios.

AGGRESSIVE GROWTH portfolio is composed of underlying sub-accounts representing a target allocation of approximately 100% in equity investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

GROWTH portfolio is composed of underlying sub-accounts representing a target allocation of approximately 80% in equity and 20% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

CONSERVATIVE GROWTH portfolio is composed of underlying sub-accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap value.

INCOME portfolio is composed of underlying sub-accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

CONSERVATIVE INCOME portfolio is composed of underlying sub-accounts representing a target allocation of approximately 20% in equity and 80% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these model portfolios may vary from time to time in response to market conditions and changes in the holdings of the funds in the underlying portfolios. However, this is considered a "static" allocation model. When you elect one of the model portfolios we do not automatically change your allocations among the sub-accounts if the model portfolio's allocation is changed. You must instruct us to change the allocation.

Only certain model portfolios may be used with the living benefits riders. Please see the section that describes the optional benefit you are considering for additional discussion of how the models are required to be used for these benefits.

CUSTOMCHOICE ALLOCATION OPTION

In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you purchase the GMIB or either Encore riders. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. IN PROVIDING THIS ALLOCATION OPTION, MINNESOTA LIFE IS NOT PROVIDING INVESTMENT ADVICE OR MANAGING THE ALLOCATIONS UNDER YOUR CONTRACT. THIS IS NOT AN INVESTMENT ADVISORY ACCOUNT. IF YOU PARTICIPATE IN THIS OPTION YOU HAVE SOLE AUTHORITY TO MAKE INVESTMENT ALLOCATION DECISIONS WITHIN THE DEFINED LIMITATIONS. If you choose to participate in this option you must allocate 100% of your contract value within the limitations set forth below.

You may transfer your contract value among the fund options within a group or among funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between funds within the CustomChoice Allocation Option will be validated against the limitations based on contract values as of the valuation date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.

If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. THE DCA FIXED ACCOUNT AND GUARANTEED TERM ACCOUNT OPTIONS ARE NOT AVAILABLE IF YOU PARTICIPATE IN THE CUSTOMCHOICE ALLOCATION OPTION.

In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. ASSET ALLOCATION DOES NOT ENSURE A PROFIT OR PROTECT AGAINST A LOSS IN A DECLINING MARKET.

To participate in the CustomChoice Allocation Option you must allocate 100% of your contract value to Groups A, B, C and D, according to the following limitations:

    Group A -- a MINIMUM of 30% and MAXIMUM of 70% of your contract value, but no more than 30% of contract value may be allocated to any single fund in Group A

    Group B -- a MINIMUM of 30% of your contract value, but no more than 30% of contract value may be allocated to any single fund in Group B

    Group C -- a MAXIMUM of 25% of your contract value, but no more than 15% of contract value may be allocated to any single fund in Group C

    Group D -- a MAXIMUM of 10% of your contract value, but no more than 5% of contract value may be allocated to any single fund in Group D

Please note -- the above percentage limitations require that you allocate a minimum of 30% of your contract value to Group A and a minimum of 30% of your contract value to Group B. You are not required to allocate anything to Groups C or D.

The underlying funds in each Group are:

GROUP A (30% -- 70%, NO MORE THAN 30% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.

  .  Bond Portfolio -- Class 2 Shares
  .  Money Market Portfolio
  .  Mortgage Securities Portfolio -- Class 2 Shares

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
  .  VP Inflation Protection Fund -- Class II Shares

AMERICAN FUNDS INSURANCE SERIES(R)
  .  U.S. Government/AAA--Rated Securities Fund/SM/ -- Class 2 Shares

GOLDMAN SACHS VARIABLE INSURANCE TRUST
  .  Goldman Sachs Government Income Fund -- Service Shares

PIMCO VIT VARIABLE INSURANCE TRUST
  .  PIMCO VIT Low Duration Portfolio -- Advisor Class Shares
  .  PIMCO VIT Total Return Portfolio -- Advisor Class Shares


GROUP B (AT LEAST 30%, NO MORE THAN 30% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.
  .  Index 500 Portfolio -- Class 2 Shares

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  . Invesco V.I. Basic Balanced Fund -- Series II Shares (will merge into Invesco Van Kampen V.I. Equity and Income Fund -- Series II Shares effective May 2, 2011)
  .  Invesco V.I. Capital Appreciation Fund -- Series II Shares
  .  Invesco V.I. Core Equity Fund -- Series II Shares
  .  Invesco Van Kampen V.I. Capital Growth Fund -- Series II Shares
  .  Invesco Van Kampen V.I. Comstock Fund -- Series II Shares
  .  Invesco Van Kampen V.I. Equity and Income Fund -- Series II Shares
  .  Invesco Van Kampen V.I. Growth and Income Fund -- Series II Shares

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .  VP Income & Growth Fund -- Class II Shares
  .  VP Ultra(R) Fund -- Class II Shares
  .  VP Value Fund -- Class II Shares

AMERICAN FUNDS INSURANCE SERIES(R)
  .  Growth Fund/SM/ -- Class 2 Shares
  .  Growth-Income Fund/SM/ -- Class 2 Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  .  Ivy Funds VIP Asset Strategy
  .  Ivy Funds VIP Balanced
  .  Ivy Funds VIP Core Equity
  .  Ivy Funds VIP Growth
  .  Ivy Funds VIP Value

JANUS ASPEN SERIES
  .  Balanced Portfolio -- Service Shares
  .  Forty Portfolio -- Service Shares

MFS(R) VARIABLE INSURANCE TRUST
  .  Investors Growth Stock Series -- Service Class Shares
  .  Value Series -- Service Class Shares

OPPENHEIMER VARIABLE ACCOUNT FUNDS
  .  Capital Appreciation Fund/VA -- Service Shares

PUTNAM VARIABLE TRUST
  .  Putman VT Equity Income Fund -- Class IB Shares
  .  Putman VT Growth and Income Fund -- Class IB Shares
  .  Putman VT Multi-Cap Growth Fund -- Class IB Shares
  .  Putman VT Voyager Fund -- Class IB Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
  .  Contrafund(R) Portfolio -- Service Class 2 Shares
  .  Equity-Income Portfolio -- Service Class 2 Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  .  Franklin Large Cap Growth Securities Fund -- Class 2 Shares
  .  Mutual Shares Securities Fund -- Class 2 Shares

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST
  .  Ibbotson Aggressive Growth ETF Asset Allocation Portfolio -- Class II
     Shares
  .  Ibbotson Balanced ETF Asset Allocation Portfolio -- Class II Shares
  . Ibbotson Conservative ETF Asset Allocation Portfolio -- Class II Shares . Ibbotson Growth ETF Asset Allocation Portfolio -- Class II Shares
  .  Ibbotson Income and Growth ETF Asset Allocation Portfolio -- Class II
     Shares


GROUP C (UP TO 25%, NO MORE THAN 15% IN ANY SINGLE FUND)


ADVANTUS SERIES FUND, INC.
  .  Index 400 Mid-Cap Portfolio -- Class 2 Shares
  .  International Bond Portfolio -- Class 2 Shares

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .  Invesco V.I. Small Cap Equity Fund -- Series II Shares
  .  Invesco Van Kampen V.I. Mid Cap Value Fund -- Series II Shares

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
  .  International Value Portfolio -- Class B Shares

JANUS ASPEN SERIES
  .  Overseas Portfolio -- Service Shares
  .  Perkins Mid Cap Value Portfolio -- Service Shares

MFS(R) VARIABLE INSURANCE TRUST
  .  Mid Cap Growth Series -- Service Class Shares

OPPENHEIMER VARIABLE ACCOUNT FUNDS
  .  Main Street Small- & Mid-Cap Fund/VA -- Service Shares

PANORAMA SERIES FUND, INC.
  .  International Growth Fund/VA -- Service Shares

PUTNAM VARIABLE TRUST
  .  Putnam VT International Equity Fund -- Class IB Shares

AMERICAN FUNDS INSURANCE SERIES(R)
  .  Global Bond Fund/SM/ -- Class 2 Shares
  .  Global Growth Fund/SM/ -- Class 2 Shares
  .  International Fund/SM/ -- Class 2 Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
  .  Mid Cap Portfolio -- Service Class 2 Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  .  Franklin Small Cap Value Securities Fund -- Class 2 Shares
  .  Franklin Small-Mid Cap Growth Securities Fund -- Class 2 Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  .  Ivy Funds VIP International Core Equity
  .  Ivy Funds VIP International Growth
  .  Ivy Funds VIP Micro Cap Growth
  .  Ivy Funds VIP Mid Cap Growth
  .  Ivy Funds VIP Small Cap Growth
  .  Ivy Funds VIP Mid Cap Value

GROUP D (UP TO 10%, NO MORE THAN 5% IN ANY SINGLE FUND)

ADVANTUS SERIES FUND, INC.
  .  Real Estate Securities Portfolio -- Class 2 Shares

AMERICAN FUNDS INSURANCE SERIES(R)
  .  Global Small Capitalization Fund/SM/ -- Class 2 Shares
  .  New World Fund(R) -- Class 2 Shares

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
  .  High Income Portfolio -- Service Class 2 Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  .  Templeton Developing Markets Securities Fund -- Class 2 Shares

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
  .  Ivy Funds VIP Global Natural Resources
  .  Ivy Funds VIP Science and Technology

MFS(R) VARIABLE INSURANCE TRUST
  .  New Discovery Series -- Service Class Shares

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  .  Neuberger Berman AMT Socially Responsive Portfolio -- S Class Shares

OPPENHEIMER VARIABLE ACCOUNT FUNDS
  .  High Income Fund/VA -- Service Shares

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  .  Morgan Stanley UIF Emerging Markets Equity Portfolio -- Class II Shares


REBALANCING

If you elect to use the CustomChoice Allocation Option, your contract value will automatically be rebalanced each quarter. When we rebalance your contract value we will transfer amounts between sub-accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the contract date. If the contract date is after the 25/th/ of the month, rebalancing will occur on the first business day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. REBALANCING DOES NOT GUARANTEE AN INVESTMENT RETURN IN YOUR CONTRACT VALUE.

POSSIBLE CHANGES

We reserve the right to add, remove, or change the groups, the funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a purchase payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the purchase payment, reallocation request or transfer request. If a contract owner makes an allocation change request to a group or fund that is no longer available, the contract owner will be obligated to provide a new allocation instruction to a group or fund available at the time of the request. Until your next purchase payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.

TERMINATION

To terminate participation in the CustomChoice Allocation Option you must allocate your entire contract value to another allocation plan approved for use with the rider you have elected.

TRANSFERS

Values may be transferred between the guarantee period(s) of the guaranteed term account if available to your contract and/or between or among the sub-accounts of the variable annuity account. You may effect transfers or change allocation of future purchase payments by written request, internet (through our Online Service Center) or telephone transfer. We will make the transfer on the basis of accumulation unit values next determined after receipt of your request at our home office. You may not transfer into the DCA Fixed Account.

Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests (including any faxed requests) and internet transfers through our on-line service center. We have procedures designed to provide reasonable assurance that telephone, internet or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require contract owners or persons authorized by them to provide identifying information to us for telephone and internet transactions, we record telephone instruction conversations and we provide you with written confirmations of your telephone, internet or faxed transactions.

There is generally no dollar amount limitation on transfers. Limitations apply in the case of systematic transfer arrangements. See "Systematic Transfer Arrangements".

No deferred sales charge will be imposed on transfers. In addition, there is currently no charge for transfers. However, we reserve the right to charge up to $10 per transfer if you make more than 12 transfers in any single contract year. A market value adjustment may apply in the case of amounts transferred from a guarantee period of the guaranteed term account. Please see "General Information -- Fixed Account(s) and the Guaranteed Term Account" for details.

During periods of marked economic or market changes, you may experience difficulty making a telephone, internet or faxed request due to market conditions or performance of systems. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.

MARKET TIMING AND DISRUPTIVE TRADING

This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market timing."

Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term contract owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for contract owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.

We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more contract owners is or would be to the disadvantage of other contract owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your contract. We will consider one or more of the following factors:

  .  the dollar amount of the transfer(s);

  . whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

  . whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

  .  the number of transfers in the previous calendar quarter;

  . whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.

In addition to our market timing procedures, the underlying portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the portfolios' policies and procedures, contract owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the portfolios.

None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

SPECULATIVE INVESTING

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your contract may not be traded on any stock exchange or secondary market. By purchasing this contract you represent and warrant that you are not using this contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

SYSTEMATIC TRANSFER ARRANGEMENTS

We offer certain systematic transfer arrangements including rebalancing and two dollar cost averaging options -- (1) regular Dollar Cost Averaging ("DCA") and
(2) the DCA Fixed Account option. You may elect either rebalancing or regular DCA to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect more than one of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). If a transaction cannot be completed on that date, for example, because it's a weekend or holiday, it will be processed on the next valuation date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single contract year described above.

    AUTOMATIC PORTFOLIO REBALANCING

    Rebalancing is a technique where you instruct us to re-allocate specific portfolios periodically to a predetermined percentage. We will re-allocate your portfolios based on the designated date, frequency and percentage instructions you provide to us.

    Rebalancing will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. Rebalancing is not available for values in a guarantee period of the guaranteed term account or for values in the DCA Fixed Account.

    If you elect a variable annuitization, the annuitant may instruct us to rebalance the variable sub-accounts. Rebalancing is not available for any portion that is a fixed annuitization.

    DOLLAR COST AVERAGING

    Dollar Cost Averaging ("DCA") is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market's volatility in your portfolio. You must instruct us with the date, amount, frequency and the portfolios you wish to be included.

    DCA will not affect your allocation of future purchase payments and is not limited to a maximum or minimum number of portfolios. DCA instructions will remain active until the portfolio is depleted in the absence of specific instructions otherwise. DCA is not available after you annuitize. You may not DCA out of any of the guaranteed term accounts.

    DCA FIXED ACCOUNT OPTION

    The DCA Fixed Account option also allows you to dollar cost average. However, the DCA Fixed Account option differs from regular DCA described above. The DCA Fixed Account option may only be used for new purchase payments to the contract -- you may not transfer into it from other investment options.

    Purchase payment amounts that you allocate to the DCA Fixed Account will be held in a fixed account which credits interest at an annual rate at least equal to the amount shown on page 1 of your contract. Beginning one month following the date a purchase payment is allocated to the DCA Fixed Account, a portion of the amount allocated will be systematically transferred over an established period of time (currently either 6 months or 12 months) to sub-accounts of the variable annuity account that you have elected. If the date on which you allocate a purchase payment to the DCA Fixed Account is on or after the 26th day of the month, then the systematic transfer will begin on the first day of the following month.

    Each month thereafter a portion of the allocated purchase payment will be transferred to the designated sub-accounts until the DCA Fixed Account has been depleted. In the event you allocate additional purchase payments to the DCA Fixed Account during the period selected, those additional amounts will be transferred over the remainder of the period. If you allocate purchase payments to the DCA Fixed Account after it is depleted, a new period of time will be started, as selected by you.

    You may not establish transfers into any of the Guaranteed Term Accounts. The DCA Fixed Account is not available with automatic premium purchase
    (APP) plans or in combination with any other systematic transfer arrangement.

    If you wish to terminate this systematic transfer prior to the end of the period, you may instruct us to do so. Any remaining amount held in the DCA Fixed Account at that time will be transferred to the sub-accounts you elected as of the valuation date coincident with or next following the date you instruct us to terminate the transfers. In the event you die prior to the end of the period, the amount remaining in your DCA Fixed Account when we receive notice of your death will be transferred to the money market sub-account.

    The DCA Fixed Account is not available after you annuitize. Amounts held in the DCA Fixed Account are part of our general account. To the extent permitted by law we reserve the right at any time to stop accepting new purchase payments to the DCA Fixed Account.

Below is an example designed to show how transfers from the DCA Fixed Account might work:

                           DCA FIXED ACCOUNT EXAMPLE

                                             PURCHASE
                            DCA FIXED        PAYMENTS       TRANSFER TO     DCA FIXED
TRANSACTION               ACCOUNT BEFORE ALLOCATED TO DCA  SELECTED SUB-  ACCOUNT AFTER
   DATE      TRANSACTION     ACTIVITY     FIXED ACCOUNT      ACCOUNTS       ACTIVITY
-----------  -----------  -------------- ---------------- -------------   -------------
  June 1      Purchase         --           20,000.00           --          21,400.00
              Payment
  July 1      Monthly       21,485.99          --            1,790.50
              Transfer                                    (=21,485.99/12)   19,695.49
 August 1     Monthly       19,777.27          --            1,797.93
              Transfer                                    (=19,777.27/11)   17,979.34
 August 15    Purchase      18,013.02       10,000.00           --          28,713.02
              Payment
September 1   Monthly       28,778.34          --            2,877.83
              Transfer                                    (=28,778.34/10)   25,900.51

To illustrate the DCA Fixed Account, assume a contract is issued on June 1. At this time, purchase payments totaling $20,000 are allocated to the 12 month DCA Fixed Account, along with a credit enhancement of $1,400. Assume the interest rate as of June 1 for the 12 month DCA Fixed Account option is 5%.

On July 1, one month after the first purchase payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $21,485.99. There are 12 monthly transfers remaining from the DCA Fixed Account. Therefore, an amount of $1,790.50 ($21,485.99/12) is transferred into the variable sub-accounts you previously selected.

On August 1, two months after the initial purchase payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $19,777.27. There are 11 monthly transfers remaining in the period. Therefore, an amount of $1,797.93 ($19,777.27/11) is transferred into the variable sub-accounts you previously selected.

On August 15, the value of the DCA Fixed Account is $18,013.02. An additional purchase payment of $10,000 is allocated to the DCA Fixed Account. The additional purchase payment is prior to the first contract anniversary so a credit enhancement of $700 is also allocated, resulting in a DCA Fixed Account value of $28,713.02.

On September 1, three months after the initial purchase payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $28,778.34. There are 10 monthly transfers remaining in the period. Therefore, an amount of $2,877.83 ($28,778.34/10) is transferred into the variable sub-accounts you previously selected.

This process will continue, with transfers being made monthly, until the end of the 12 month period. The final transfer will occur on June 1 of the following year. Following this transfer, the DCA Fixed Account value will equal zero.

PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

    CREDITING ACCUMULATION UNITS

During the accumulation period each purchase payment is credited on the valuation date on or following the date we receive the purchase payment at our home office. We will credit your purchase payments and any related credit enhancements allocated to the variable annuity account, to your contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion allocated to each sub-account by the then current accumulation unit value for that sub-account.

The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the portfolio(s).

We will determine the value of accumulation units on each day on which each portfolio is valued. The net asset value of the portfolios' shares shall be computed once daily, and, in the case of money market portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange ("Exchange") (currently, 3:00 p.m., Central
Time), on each day, Monday through Friday, except:

  . days on which changes in the value of that portfolio's securities will not materially affect the current net asset value of that portfolio's shares;

  . days during which none of that portfolio's shares are tendered for redemption and no order to purchase or sell that portfolio's shares is received by that portfolio; and

  . customary national business holidays on which the Exchange is closed for trading.

The value of accumulation units for any given sub-account will be the same for all purchase payments we receive at our home office on that day prior to the close of the Exchange. Purchase payments received after the close of business of the Exchange will be priced on the next valuation date.

In addition to providing for the allocation of purchase payments to the sub-account of the variable annuity account, the contracts allow you to allocate purchase payments to the DCA Fixed Account or for contracts issued prior to June 1, 2011, to the guarantee periods of the guaranteed term account for accumulation at a guaranteed interest rate.

    VALUE OF THE CONTRACT

The contract value of your contract at any time prior to when annuity payments begin can be determined by multiplying the number of accumulation units of each portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to any fixed account(s) and guarantee period(s) of the guaranteed term account. There is no assurance that your contract value will equal or exceed your purchase payments.

    ACCUMULATION UNIT VALUE

The value of an accumulation unit for each sub-account of the variable annuity account was set at $1.000000 on the first valuation date of the sub-account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying:

  . the value of that accumulation unit on the immediately preceding valuation date by,

  . the net investment factor for the applicable sub-account (described below) for the valuation period just ended.

The value of an accumulation unit any day other than a valuation date is its value on the next valuation date.

NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD

The net investment factor is an index used to measure the investment performance of a sub-account of the variable annuity account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for that sub-account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.70% per annum for contract years 1 through 9, and 1.10% per annum for contract year 10 and after (1.20% per annum after annuitization) and a deduction for the administrative charge at the current rate of .15% per annum. If you elected an optional benefit the charge associated with that option may also be deducted.

The gross investment rate may be positive or negative and is equal to:

  . the net asset value per share of a portfolio share held in a sub-account of the variable annuity account determined at the end of the current valuation period, plus

  . the per share amount of any dividend or capital gain distribution by the portfolio if the "ex-dividend" date occurs during the current valuation period, divided by,

  . the net asset value per share of that portfolio share determined at the end of the preceding valuation period.

REDEMPTIONS, WITHDRAWALS AND SURRENDER

Prior to the date annuity payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:

  . on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or

  . when the withdrawal is requested because of an excess contribution to a tax-qualified contract.

To request a withdrawal or surrender (including 1035 exchanges) you must submit to Annuity Services, a fully completed and signed Minnesota Life surrender or withdrawal form. The form(s) may be sent to us via facsimile. Our FAX number is: (651) 665-7942. Payment of a partial withdrawal or surrender will be made to you within 7 days after we receive your completed request.

Withdrawal values will be determined as of the valuation date we receive your written withdrawal request at our home office. Unless you tell us otherwise, and to the extent funds are allocated, withdrawals (including systematic withdrawals) will be taken from the variable annuity account, all guarantee periods of the guaranteed term account and any amounts in the DCA Fixed Account on a pro rata basis.

Your contract value will be reduced by the amount of your withdrawal and any applicable deferred sales charge. In addition, any unvested credit enhancements will be recaptured. For a complete discussion of vesting and recapture please see the section entitled "Credit Enhancement and Recapture." Withdrawals or surrenders from one of the guarantee periods of the guaranteed term account may also be subject to a market value adjustment. Please refer to the sections entitled; "General Information -- Fixed Account(s) and the Guaranteed Term Account" for details.

If a withdrawal leaves you with a contract value of less than $1,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract's surrender value, as calculated below.

Before annuity payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single cash sum. The surrender value of your contract is the contract value computed as of the valuation date your surrender request is received, reduced by any applicable deferred sales charge, unvested credit enhancement, and any market value adjustment for amounts held in a guarantee period of the guaranteed term account. In lieu of a cash sum payment, you may elect an annuity. In most cases, once annuity payments begin for an annuitant, the annuitant cannot surrender annuity benefit and receive a single sum instead (see "Electing the Retirement Date and Annuity Option" for more information).

MODIFICATION AND TERMINATION OF THE CONTRACT

Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.

The contract permits us to cancel your contract, and pay you its contract value if:

  . no purchase payments are made for a period of two or more full contract years, and

  . the total purchase payments made, less any withdrawals and associated charges, are less than $2,000, and

  .  the contract value of the contract is less than $2,000.

We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the contract anniversary unless we receive an additional purchase payment before the end of that ninety day period. We will not terminate your contract solely because of poor sub-account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.

ASSIGNMENT

If the contract is sold in connection with a tax-qualified program (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), then:

  . neither the annuitant's or your interest may be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and

  . to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

If the contract is not issued in connection with a tax-qualified program, any person's interest in the contract may be assigned during the lifetime of the annuitant. You should discuss the tax consequences with you tax advisor.

We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

DEFERMENT OF PAYMENT

We will pay any single sum payment within seven days after the date the payment is called for by the terms of the contract, unless the payment is postponed for:

  . any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC");

  . any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the portfolio(s) or to fairly determine the value of the assets of the portfolio(s); or

  . other periods the SEC by order permits for the protection of the contract owners.

See "Fixed Account(s) and the Guaranteed Term Account", for additional restrictions on those options.

CONFIRMATION STATEMENTS AND REPORTS

Confirmation statements will be sent for any unscheduled purchase payment, transfer, or withdrawal; surrender; and payment of any death benefit. You will also receive quarterly statements with certain contract information. Statements will include the number of accumulation units in your contract, current value of those units and the contract's total value. Scheduled transactions such as systematic withdrawals, automatic purchase payment plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the fixed account(s) or guarantee periods of the guaranteed term account.

CONTRACT CHARGES AND FEES

DEFERRED SALES CHARGE

No sales charge is deducted from a purchase payment made for this contract at the time of its receipt. However, when a contract's value is reduced by a withdrawal or a surrender, a deferred sales charge ("DSC") may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A deferred sales charge of up to 6.5% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from all sub-accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.

The deferred sales charge may be assessed upon withdrawal or surrender of purchase payments. It applies during the 9 year period following receipt of each purchase payment. The amount withdrawn plus any DSC is deducted from the contract value. For purposes of determining the amount of deferred sales charge, withdrawal amounts will be allocated to contract gain up to the free amount (described below), and then to purchase payments on a first-in, first-out basis. The applicable DSC percentage is as shown in the table below:

Contract Years Since Payment  0-1  1-2  2-3  3-4  4-5  5-6 6-7 7-8 8-9 9 and thereafter
---------------------------------------------------------------------------------------
Deferred Sales Charge         6.5% 6.5% 5.9% 5.9% 5.9% 5%  4%  3%  2%         0%

The amount of the DSC is determined by:

  . calculating the number of years each purchase payment being withdrawn has been in the contract;

  . multiplying each purchase payment withdrawn by the appropriate deferred sales charge percentage in the table; and

  . adding the DSC from all purchase payments so calculated. This amount is then deducted from your contract value.

Please see Appendix G for an example of how the deferred sales charge is calculated as well as how the recapture of any unvested credit enhancement may apply.

The DSC will not apply to:

  . The annual "free amount". During the first contract year, the free amount is equal to 10% of purchase payments received by us and not previously withdrawn. After the first contract year, the free amount is equal to 10% of the sum of purchase payments received by us within nine years of the contract date and not previously withdrawn as of the most recent contract anniversary. The free amount does not apply when you surrender the contract or annuitize.

  . Amounts withdrawn to pay the annual maintenance fee, any transfer charge or any periodic charges for optional riders.

  .  Any amount attributable to recaptured credit enhancements.

  . Amounts payable as a death benefit upon the death of the owner or the annuitant, if applicable.

  .  Amounts applied to provide annuity payments under an annuity option.

  . Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs and tax sheltered annuities).

  . The difference between any required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract and any annual "free amount" allowed.

  . A surrender or withdrawal requested any time after the first contract anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.

  . A surrender or withdrawal requested any time after the first contract anniversary and in the event that you are diagnosed with a terminal illness as described below.

  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Withdrawal (GAW) if you have purchased the Guaranteed Minimum Withdrawal Benefit option.

  . Withdrawals in a contract year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, Guaranteed Lifetime Withdrawal Benefit II-Joint, Encore Lifetime Income-Single or Encore Lifetime Income-Joint option.

    NURSING HOME OR TERMINAL ILLNESS WAIVER

    A surrender or withdrawal request made any time after the first contract anniversary due to the owner's confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Nursing Home Waiver). The request must be made while the owner is still confined or within 60 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is:

     .   prescribed by a licensed Physician in writing; and

     . based on physical limitations which prohibit daily living in a non-institutional setting.

    A surrender or withdrawal request made any time after the first contract anniversary in the event the owner is diagnosed with a terminal illness will also not be subject to a DSC (Terminal Illness Waiver). A terminal illness for this purpose is a condition which:

     .   is diagnosed by a licensed Physician; and

     .   is expected to result in death within 12 months.

    For purposes of these provisions, we must receive due proof, satisfactory to us, of the owner's confinement or terminal illness in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the owner, the annuitant or a member of either the owner's or the annuitant's immediate families.

    If the owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to nursing home confinement or terminal illness will be based upon the annuitant.

    If the owner, or annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new owner or annuitant is eligible for this benefit.

    The Nursing Home Waiver is not available in Massachusetts. In Texas and New Jersey there is no one year waiting period for a surrender or withdrawal request due to the owner's confinement in a hospital or medical care facility; or if the owner is diagnosed with a terminal illness.

MORTALITY AND EXPENSE RISK CHARGE

We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly annuity payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.

For assuming these risks, we make a deduction from the variable annuity account at the annual rate of 1.70% of the net asset value during the accumulation period for contract years 1 through 9. At the beginning of contract year 10, the rate decreases to 1.10% of the variable contract value for the remainder of the accumulation period. Once you annuitize your contract the annual rate changes to 1.20% of contract value.

ADMINISTRATIVE CHARGE

We perform all contract administrative services. These include the review of applications, the preparation and issuance of contracts, the receipt of purchase payments, forwarding amounts to the portfolios for investment, the preparation and mailing of periodic reports and other services.

For providing these services we make a deduction from the variable annuity account at the annual rate of 0.15% of the net asset value of the variable annuity account. This charge is taken during both the accumulation period and the annuity period by the contract. Since the charge is taken from a contract on each valuation date, there is no return of any part of the charge in the event that the contract is redeemed. As the charge is made as a percentage of assets in the variable annuity account, there is not necessarily a relationship between the amount of administrative charge imposed on a given contract and the amount of expenses that may be attributable to that contract.

ANNUAL MAINTENANCE FEE

We charge an annual maintenance fee for maintaining the records and documents with each contract. This fee is $35 and it will be deducted on each contract anniversary and at surrender of the contract on a pro rata basis from your accumulation value in the variable annuity account. We waive this fee if the greater of your purchase payments, less withdrawals, or your contract value is $75,000 or more at each contract anniversary.

OPTIONAL CONTRACT RIDER CHARGES

If you elect one of the optional death benefits and/or one of the other contract options, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or "retained earnings" may be used to cover any distribution costs not recovered through the Deferred Sales Charge (DSC).

HIGHEST ANNIVERSARY VALUE (HAV) DEATH BENEFIT OPTION -- CHARGE

  . If you purchase the HAV optional death benefit, we will deduct an annual HAV death benefit charge (HAV charge) for expenses related to this optional benefit. The HAV charge is equal to 0.15% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

PREMIER DEATH BENEFIT (PDB) OPTION -- CHARGE

  . If you purchase the PDB optional death benefit, we will deduct an annual PDB death benefit charge for expenses related to this optional benefit.
     The PDB charge is equal to 0.35% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

ESTATE ENHANCEMENT BENEFIT (EEB) OPTION -- CHARGE

  . If you purchase the EEB optional benefit, we will deduct an annual EEB benefit charge for expenses related to this optional benefit. The EEB charge is equal to 0.25% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. This charge will also reduce the interest rate available with this option. See the "Other Contract Options -- Estate Enhancement Benefit Option" for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION -- CHARGE

  . If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95% multiplied by the GMIB benefit base amount. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the GMIB benefit base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first contract anniversary following the rider effective date and every contract anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the contract owner's allocation to the sub-accounts in the variable annuity account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ENCORE LIFETIME INCOME-SINGLE (ENCORE-SINGLE) OPTION -- CHARGE

  . If you purchase the Encore-Single optional benefit, we will deduct an Encore-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Encore-Single charge is equal to 1.10% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the contract value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT) OPTION -- CHARGE

  . If you purchase the Encore-Joint optional benefit, we will deduct an Encore-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Encore-

    Joint charge is equal to 1.30% of the greater of the contract value or benefit base. The maximum possible charge for this rider is 2.00% of the greater of the contract value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the contract value or the benefit base on that date and will be deducted on a pro rata basis from contract values allocated to the variable annuity account. See the section of this Prospectus entitled 'Other Contract Options (Living Benefits)' for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION -- CHARGE

  . If you purchase the GIPB optional benefit, we will deduct an annual GIPB benefit charge for expenses related to this optional benefit. The GIPB charge is equal to 0.50% annually of the variable contract value and this amount will be deducted daily from amounts held in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION -- CHARGE

  . If you purchase the GMWB optional benefit, we will deduct a GMWB benefit charge on a quarterly basis for expenses related to this optional benefit. The current GMWB charge is equal to 0.50% annually multiplied by the Guaranteed Withdrawal Benefit (GWB) amount. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The maximum possible annual charge will never exceed 1.00% of the GWB amount. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION -- CHARGE

  . If you purchase the GLWB optional benefit, we will deduct a GLWB benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB charge is equal to 0.60% of contract value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one quarter of the GLWB charge (0.15%) will be multiplied by the contract value on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION --
CHARGE

  . If you purchase the GLWB II-Single optional benefit, we will deduct a GLWB II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II-Single charge is equal to 0.60% of the greater of the contract value or Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for this rider is 1.00%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II-Single effective date and at the end of every three months thereafter, one quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION -- CHARGE

  . If you purchase the GLWB II-Joint optional benefit, we will deduct a GLWB II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II-Joint charge is equal to 0.75% of the greater of the contract value or Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for the rider is 1.15%. The GWB amount is equal to the initial purchase payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the contract value on the effective date of the rider. Beginning with the GLWB II-Joint effective date and at the end of every three months thereafter, one quarter of the GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the contract value or GWB on that date and will be deducted in proportion to the contract owner's allocation to sub-accounts in the variable annuity account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

PREMIUM TAXES

Deduction for any applicable state premium taxes may be made from each purchase payment or when annuity payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted. Transfers currently are free from any state premium tax.

TRANSFER CHARGES

There currently is no charge for any transfer. However, we reserve the right under the contract to charge up to $10 per transfer if you make more than 12 transfers in any single contract year.

MARKET VALUE ADJUSTMENT

See "Fixed Account(s) and the Guaranteed Term Account" for a complete description of this charge.

UNDERLYING PORTFOLIO CHARGES

There are deductions from and expenses paid out of the assets of the portfolio companies that are described in the prospectuses of those portfolios.

ANNUITIZATION BENEFITS AND OPTIONS

ANNUITY PAYMENTS

When you elect annuity payments to commence, or annuitize, you elect to convert your contract value into a stream of payments. This is sometimes referred to as the "payout" phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your contract value will be reduced by the amount you annuitize and any applicable recapture of credit enhancement. If you choose a partial annuitization in a non-qualified contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated pro rata between each portion of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Internal Revenue Code is unclear. Values will be allocated at your direction to our fixed account for purposes of providing a fixed annuity payment and to the sub-accounts of the variable annuity account for purposes of providing variable annuity payments. You also need to elect an annuity option, which is described below.

If you choose a variable annuitization, annuity payments are determined by several factors:

(a) the Assumed Investment Return (AIR) and mortality table specified in the contract,

(b) the age and gender of the annuitant and any joint annuitant,

(c) the type of annuity payment option you select, and

(d) the investment performance of the portfolios you select.

The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The annuitant will receive the value of a fixed number of annuity units each month. The value of those units, and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the portfolios. In other words, the annuity payments will vary with the investment experience of the assets of the portfolios you select. The dollar amount of payment determined for each sub-account will be aggregated for purposes of making payments.

When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. You should refer to the section of the prospectus describing the specific optional benefit you have elected for additional information. However, your beneficiaries may be entitled to any remaining annuity payments, depending on the annuity option used.

Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial advisor and consider requesting an annuitization illustration before you decide.

ELECTING THE RETIREMENT DATE AND ANNUITY OPTION

You may elect to annuitize your contract any time after the second contract anniversary. If you annuitize your contract prior to the end of contract year 7, we will recapture any unvested credit enhancement. For additional details regarding vesting and recapture, see the section entitled "Credit Enhancement and Recapture".

You may request a change in the annuity commencement date which is shown on your contract, at any time after the second contract anniversary and before the maturity date. You must notify us in writing at least 30 days before annuity payments are to begin. Under the contract, if you do not make an election for an annuity commencement date, annuity payments will begin automatically on the maturity date. The maturity date is the first of the month following the later of:

  .  the 85th birthday of the annuitant, or

  .  ten years after the date of issue of the contract.

Currently, it is our practice to await your instructions before beginning to pay annuity payments. We reserve the right, in our sole discretion, to refuse to extend your annuity commencement date or the maturity date, regardless of whether we may have granted extensions in the past to you or other similarly situated contract owners. There may be adverse tax consequences for delaying the maturity date. See the section of this prospectus entitled "Federal Tax Status" for a further description of these risks. Some broker-dealers may not allow you to elect an annuity commencement date or extend a maturity date beyond age 95.

The contract permits an annuity payment to begin on the first day of any month. The minimum first annuity payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first monthly annuity payment would be less than $50, we may fulfill our obligation by paying in a single sum the surrender value of the contract which would otherwise have been applied to provide annuity payments. The maximum amount which may be applied to provide a fixed annuity under the contract without our prior consent is $2,000,000.

ANNUITY OPTIONS

The contract provides for four annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a variable annuity or a fixed annuity basis, or a combination of the two. We may make other annuity options available on request. Except for Option 4, once annuity payments have commenced you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof. If you fail to elect an annuity option and your entire contract value is in the general account, a fixed annuity will be provided and the annuity option will be a life annuity with a cash refund. If a portion of your contract value is allocated to the variable sub-accounts, a fixed and/ or variable annuity will be provided proportionate to the allocation of your available value and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.

OPTION 1 -- LIFE ANNUITY This is an annuity payment option which is payable monthly during the lifetime of the annuitant and it terminates with the last scheduled payment preceding the death of the annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

OPTION 2 -- LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS (OPTION 2C) This is an annuity payment option which is payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.

OPTION 3 -- JOINT AND LAST SURVIVOR ANNUITY This is an annuity payment option which is payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant. It would be possible under this option for both annuitants to receive only one annuity payment if they both died prior to the due date of the second annuity payment, two if they died before the due date of the third annuity payment, etc.

OPTION 4 -- PERIOD CERTAIN ANNUITY This is an annuity payment option which is payable monthly for a period certain of 10 to 20 years, as you choose; our consent is required for any other period of years. At any time prior to the annuitant's death, the annuitant may elect to withdraw the commuted value of any portion of the remaining annuity payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the fixed account(s).

If the annuitant dies before all payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain, or be commuted to a present value as determined by Minnesota Life and paid as either a single sum or applied to effect a life annuity under Option 1 or Option 2, at the beneficiary's election.

If you have elected an optional GMWB, GLWB, GLWB II (Single or Joint) or Encore (Single or Joint) benefit and it is still in effect when you reach the maximum maturity date, we will offer you a fifth annuity option. For contracts issued to qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GMWB, this option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point annuity payments will cease. For contracts issued under qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GLWB, GLWB II (Single or Joint) or Encore (Single or Joint), the annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the joint owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.

CALCULATION OF YOUR FIRST ANNUITY PAYMENT

The contract value, adjusted for any applicable market value adjustment for amounts in the guaranteed term account, and reduced for any recapture of credit enhancement, is available to provide annuity payments. Some states impose a premium tax on the amounts used to provide annuity payments. These taxes may vary based on the type of plan involved and we may deduct these amounts from the amount available to provide annuity payments.

The amount of the first monthly payment depends on the annuity payment option elected, gender (except in tax-qualified plans that require the use of genderless rates), and the adjusted age of the annuitant and any joint annuitant. A formula for determining the adjusted age is contained in your contract.

The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for fixed or variable annuity payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.

If you elect a variable annuity payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each sub-account of the variable annuity account. A number of annuity units is then determined by dividing this dollar amount by the then current annuity unit value for each sub-account. Thereafter, the number of annuity units remains unchanged during the period of annuity payments, except for transfers and in the case of certain joint annuity payment options which provide for a reduction in payment after the death of the annuitant.

A 4.50% assumed investment return (AIR) is used for the initial variable annuity payment determination. This would produce level annuity payments if the net investment factor remained constant at 4.50% per year. Subsequent variable annuity payments will decrease, remain the same or increase depending upon whether the actual net investment factor is less than, equal to, or greater than 4.50%. (See Section entitled "Value of Annuity Unit").

Annuity payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin annuity payments at least thirty days prior to the annuity commencement date.

AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each sub-account multiplied by the current annuity unit value for that sub-account. This dollar amount may increase or decrease from month to month.

VALUE OF THE ANNUITY UNIT

The value of an annuity unit for each sub-account of the variable annuity account will vary to reflect the investment experience of the applicable portfolio(s). It will be determined by multiplying:

(a) the value of the annuity unit for that sub-account for the preceding valuation date by;

(b) the net investment factor (as defined in "Special Terms") for that sub-account for the valuation date for which the annuity unit value is being calculated; and by

(c) a factor that neutralizes the assumed investment return. This factor reverses the assumed investment return (AIR) which is used to calculate the initial variable payment and annuity units. It substitutes the performance of the underlying funds in place of the AIR to determine the increase or decrease in the value of the annuity units.

TRANSFERS AFTER YOU HAVE ANNUITIZED YOUR CONTRACT

After you annuitize, we hold amounts as "reserves" for our obligations to make annuity payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a sub-account of the variable annuity account, then the amount of your annuity payments will vary with the performance of that sub-account. Amounts held as annuity reserves may be transferred among the sub-accounts. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.

There are restrictions to such a transfer:

  . We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the annuity payment subject to the transfer. A transfer request received less than 3 days prior to the annuity payment due date will be made as of the next annuity payment due date.

Upon request, we will provide you with annuity reserve amount information by sub-account.

A transfer will be made on the basis of annuity unit values. The number of annuity units being transferred from the sub-account will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at the number of units which are needed to pay that same amount on the transfer date.

Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply in this case as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.

When we receive a request to make transfers of annuity reserves it will be effective for future annuity payments.

DEATH BENEFITS

BEFORE ANNUITY PAYMENTS BEGIN

If you die before annuity payments begin, we will pay the death benefit to the beneficiary. If the owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of the annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled "Other Contract Options" for the specific optional benefit details. We will recapture any credit enhancement applied to your contract within 12 months of your date of death. Please see the "Credit Enhancement and Recapture" section for details and Appendix G for an example.

The value of the death benefit will be determined as of the valuation date coincident with or next following the day we receive due proof of death and any related information necessary. Any death benefit amounts due as an adjustment in excess of the contract value on the date we receive due proof of death will be directed into the guaranteed term account or the sub-accounts of the variable annuity account, in the same proportion that each allocation bears to the contract value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. Amounts will not be directed into the DCA Fixed Account Option. The death benefit will be equal to the greater of:

(a) the contract value; or

(b) the total amount of purchase payments, reduced pro rata/1/ for partial withdrawals (including any DSC or MVA); or

/1/ The pro rata adjustment will be calculated by taking the total amount withdrawn, divided by the contract value prior to the withdrawal, and multiplying the result by the death benefit just prior to the withdrawal. For example:

    (10,000 withdrawal/90,000 contract value prior to the withdrawal) X 100,000 death benefit just prior to withdrawal = 11,111. So "b" equals: 100,000 - 11,111 = 88,889

(c) if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See "Optional Death Benefits" for details of this calculation.)

Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the contract value) shall continue to be affected by the portfolio performance as allocated by the contract owner. The beneficiary has the right to allocate or transfer any amount to any available portfolio option, subject to the same limitations imposed on the contract owner.

    SURVIVING SPOUSE OPTION

    If any portion of the death benefit is payable to the designated beneficiary who is also the surviving spouse, that spouse shall be treated as the contract owner for purposes of: (1) when payments must begin, and
    (2) the time of distribution in the event of that spouse's death. In addition, if a surviving spouse elects to assume his or her deceased spouse's contract, there may be an adjustment to the contract value in the form of a death benefit.

    BENEFICIARY OTHER THAN A SURVIVING SPOUSE

    If the designated beneficiary is a person other than the owner's spouse, that beneficiary may:
    (1) elect an annuity option measured by a period not longer than that beneficiary's life expectancy only so long as annuity payments begin not later than one year after the death, or
    (2) take the entire contract value within five years after death of the owner. If there is no designated beneficiary, then the entire contract value must be distributed within five years after death of the owner.

Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Internal Revenue Code.

Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms.

IF DEATH OCCURS BEFORE ANNUITY PAYMENTS BEGIN:

                  IF:                                   THEN:
 -----------------------------------------------------------------------------
 The contract owner dies; and           The joint contract owner receives the
   .  there is a surviving joint        death benefit
      contract owner; and
   .  the annuitant is either living
      or deceased.
 -----------------------------------------------------------------------------
 The contract owner dies; and           The designated beneficiary receives
   .  there is no joint contract        the death benefit
      owner; and
   .  the annuitant is either living
      or deceased.
 -----------------------------------------------------------------------------
 The contract owner dies; and           Contract owner's estate receives the
   .  there is no joint contract        death benefit
      owner; and
   .  there is no designated
      beneficiary (or all of the
      beneficiaries pre-decease the
      contract owner); and
   .  the annuitant is either living
      or deceased
 -----------------------------------------------------------------------------
 The annuitant dies; and                The contract owner may name a new
   .  contract owner is living          Annuitant
 -----------------------------------------------------------------------------
 The annuitant dies; and                The designated beneficiary receives
   .  the contract owner is a           the death benefit.
      non-natural person, such as a
      trust
 -----------------------------------------------------------------------------

OPTIONAL DEATH BENEFITS

At the time you purchase your contract you may elect one of the optional death benefits. There is a particular charge associated with each optional death benefit. See "Optional Contract Rider Charges" for more information. Each optional contract feature may or may not be beneficial to you depending on your specific circumstances. You should consult with your tax advisor and your financial advisor before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT OPTION

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Highest Anniversary Value death benefit option provides for a periodic calculation of a death benefit based on the highest contract value on contract anniversaries as described below.

The highest anniversary value will be determined on every contract anniversary prior to and including the contract anniversary following your 80th birthday. On the day your death benefit is determined, the highest anniversary value is equal to the greater of:

(a) the contract value; or

(b) the previous highest anniversary value increased by any purchase payments and reduced pro rata for amounts withdrawn since the previous highest anniversary value was determined.

Where joint owners exist, there will be no further highest anniversary values determined after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of new highest anniversary values may resume on the next contract anniversary if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving owner.

This death benefit option will terminated at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

          HIGHEST ANNIVERSARY VALUE DEATH BENEFIT RIDER ILLUSTRATION

                                                          HIGHEST
      CONTRACT           PURCHASE PAYMENTS     CONTRACT ANNIVERSARY  DEATH
     ANNIVERSARY  AGE ADJUSTED FOR WITHDRAWALS  VALUE      VALUE    BENEFIT
     -----------  --- ------------------------ -------- ----------- -------
         0        65           10,000           10,700    10,000    10,000
         1        66           10,000            9,000    10,000    10,000
         2        67           10,000            8,000    10,000    10,000
         3        68           10,000            9,000    10,000    10,000
         4        69           10,000           11,000    11,000    11,000
         5        70           10,000           13,500    13,500    13,500
         6        71            9,473            9,000    12,789    12,789
         7        72            9,473           10,000    12,789    12,789
         8        73            9,473           12,000    12,789    12,789
         9        74            9,473           14,000    14,000    14,000
         10       75            9,473           12,000    14,000    14,000
         11       76            9,473           15,000    15,000    15,000
         12       77            9,473           17,000    17,000    17,000
         13       78            9,473           19,000    19,000    19,000
         14       79            9,473           21,200    21,200    21,200
         15       80            9,473           23,000    23,000    23,000
         16       81            9,473           24,000    23,000    24,000

                                    [CHART]

          Purchase Payments                             Highest Anniversary
Age    Adjusted For Withdrawals     Contract Value             Value
---    ------------------------     ---------------            ------
65             $10,000                  $10,700
66              10,000                    9,000                $ 9,000
67              10,000                    8,000                  9,000
68              10,000                    9,000                  9,000
69              10,000                   11,000                 11,000
70              10,000                   13,000                 13,500
71              10,000                    9,000                 13,500
72              10,000                   10,000                 13,500
73              10,000                   12,000                 13,500
74              10,000                   14,000                 14,000
75              10,000                   12,000                 14,000
76              10,000                   15,000                 15,000
77              10,000                   17,000                 17,000
78              10,000                   19,000                 19,000
79              10,000                   21,000                 21,200
80              10,000                   23,000                 23,000
81              10,000                   24,000                 23,000

To illustrate the highest anniversary value death benefit rider, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary. A credit enhancement of $700 is added at contract issue.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 - 10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 - 13,500 x 500 / 9,500 = 12,789.47. The adjusted highest anniversary value is still higher than the current contract value so the new highest anniversary value, and the resulting death benefit, is now $12,789.47.

On the 10th contract anniversary (owner age 75), the highest anniversary value exceeds the contract value ($12,000) and purchase payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $14,000.

On the 15th contract anniversary (owner age 80), both the highest anniversary value and contract value are $23,000. Since this value exceeds the purchase payments adjusted for withdrawals ($9,473), the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), the highest anniversary value cannot exceed the highest anniversary value for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), for example, the highest anniversary value is not increased to the contract value. Instead, the highest anniversary value remains $23,000, the highest anniversary value at owner age 80. Therefore, the death benefit at owner age 81 is equal to the $24,000 contract value.

PREMIER DEATH BENEFIT OPTION

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

The Premier Death Benefit option provides for a death benefit equal to the greater of the Highest Anniversary value or the 5% Death Benefit Increase value.

Where joint owners exist, there will be no further highest anniversary value determined or accumulation of the 5% death benefit increase value after the contract anniversary following the 80th birthday of the oldest joint owner. After the death of the first joint owner, determination of the new highest anniversary value and accumulation of the 5% death benefit increase value may resume if the surviving joint owner continues the contract. Death benefit guarantees continue to apply and will be based upon the age of the surviving owner.

This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract; termination or surrender of the contract; or the annuity commencement date where all remaining contract value has been applied to provide annuity payments.

                   PREMIER DEATH BENEFIT RIDER ILLUSTRATION

                                                                  5%
                                                                DEATH
                                                     HIGHEST   BENEFIT
 CONTRACT           PURCHASE PAYMENTS     CONTRACT ANNIVERSARY INCREASE  DEATH
ANNIVERSARY  AGE ADJUSTED FOR WITHDRAWALS  VALUE      VALUE     VALUE   BENEFIT
-----------  --- ------------------------ -------- ----------- -------- -------
    0        65           10,000           10,700    10,000     10,000  10,000
    1        66           10,000            9,000    10,000     10,500  10,500
    2        67           10,000            8,000    10,000     11,025  11,025
    3        68           10,000            9,000    10,000     11,576  11,576
    4        69           10,000           11,000    11,000     12,155  12,155
    5        70           10,000           13,500    13,500     12,763  13,500
    6        71            9,473            9,000    12,789     12,901  12,901
    7        72            9,473           10,000    12,789     13,546  13,546
    8        73            9,473           12,000    12,789     14,223  14,223
    9        74            9,473           14,000    14,000     14,934  14,934
    10       75            9,473           12,000    14,000     15,681  15,681
    11       76            9,473           15,000    15,000     16,465  16,465
    12       77            9,473           17,000    17,000     17,289  17,289
    13       78            9,473           19,000    19,000     18,153  19,000
    14       79            9,473           21,200    21,200     18,947  21,200
    15       80            9,473           23,000    23,000     18,947  23,000
    16       81            9,473           24,000    23,000     18,947  24,000

                                    [CHART]

          Purchase Payments                             Highest Anniversary
Age    Adjusted For Withdrawals     Contract Value             Value
---    ------------------------     ---------------            ------
65             $10,000                  $10,700
66              10,000                    9,000                $ 9,000
67              10,000                    8,000                  9,000
68              10,000                    9,000                  9,000
69              10,000                   11,000                 11,000
70              10,000                   13,000                 13,500
71              10,000                    9,000                 13,500
72              10,000                   10,000                 13,500
73              10,000                   12,000                 13,500
74              10,000                   14,000                 14,000
75              10,000                   12,000                 14,000
76              10,000                   15,000                 15,000
77              10,000                   17,000                 17,000
78              10,000                   19,000                 19,000
79              10,000                   21,000                 21,200
80              10,000                   23,000                 23,000
81              10,000                   24,000                 23,000

To illustrate the premier death benefit option, assume a contract is issued to an owner at age 65. A single $10,000 purchase payment is made into the variable annuity account with a single withdrawal of $500 on the sixth contract anniversary. A credit enhancement of $700 is added at contract issue.

On the sixth contract anniversary (owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the contract value is $9,500 and the 5% death benefit increase value is $13,401. The purchase payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 -10,000 x 500 / 9,500 = $9,473.68. The remaining contract value after the withdrawal is

$9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 - 13,500 x 500 / 9,500 = 12,789.47. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 - 500). The 5% death benefit increase value exceeds the contract value ($9,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($12,789) resulting in a death benefit equal to $12, 901.

On the 10th contract anniversary (owner age 75), the 5% death benefit increase value exceeds the contract value ($12,000), the purchase payments adjusted for withdrawals ($9,473) and the highest anniversary value ($14,000). Therefore, the death benefit is equal to $15,681.

On the 15th contract anniversary (owner age 80), the highest anniversary value and contract value are equal and exceed both the purchase payments adjusted for withdrawals ($9,473) and 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to $23,000.

After the 15th contract anniversary (owner ages 81 and older), neither the highest anniversary value nor 5% death benefit increase value can exceed their respective values for the contract anniversary following the owner's 80th birthday. On the 16th contract anniversary (owner age 81), the contract value exceeds the purchase payments adjusted for withdrawals ($9,473), the highest anniversary value ($23,000) and the 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to the $24,000 contract value.

ESTATE ENHANCEMENT BENEFIT (EEB) OPTION:

  .  You may only elect this option at the time your contract is issued.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

This contract option provides an additional amount to be added to the death benefit proceeds that become payable upon your death. It is designed to help pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the EEB option will be adequate to cover any such expenses that your heirs may have to pay. If any contract owner dies before annuity payments begin, we will pay the EEB to the beneficiary. If the contract owner is a non-natural person, we will pay the EEB to the beneficiary based on the death of the annuitant.

If you elect the EEB option, the interest rate which will be credited to any amounts in your contract which you choose to be allocated into fixed accounts (including the DCA Fixed Account Option and any guarantee periods of the guaranteed term account), may be lower than the interest rate credited to a contract where the EEB option was not elected. This reduced interest rate helps to pay for the EEB benefit since the EEB benefit is based on all of the gain in your contract, including any interest credited under the fixed account options. The interest rate used will in no event be less than the minimum guaranteed interest rate for your contract.

FOR EXAMPLE:

Assume a contract with a $10,000 purchase payment during the first contract year that is allocated entirely into the fixed account of the contract and the contract owner elects the EEB option. The contract will receive a credit enhancement of $700 which will also be allocated to the fixed account. If the current interest rate credited for this fixed account is 3.50% generally, the interest rate credited will be 3.25% if the EEB option is elected.

At the end of the first contract year, the contract owner will have a contract value in the fixed account of $11,047.75. Assuming the contract owner was under age 70, took no withdrawals, had the guaranteed minimum death benefit and died at the end of the first contract year, the EEB benefit would be $419.10. This is arrived at in the following way: death benefit amount, in this case contract value ($11,047.75) less purchase payments not previously withdrawn ($10,000) equals $1,047.75; multiplied by 0.40%, which equals $419.10. The 200% "cap" of purchase payments ($20,000 in this example) would not have been triggered, so the EEB benefit for this example is $130.

Using the same assumptions as above, a contract owner who did not elect the EEB option would have received $26.75 in additional interest in his/her contract due to the higher interest rate credited (3.50% versus 3.25%), but that contract owner would not receive the EEB benefit of $419.10.

The Estate Enhancement Benefit is calculated as follows:

If the age of the contract owner (or annuitant as applicable) is less than 70 years old as of the contract date, the EEB is equal to 40% of the lesser of:

(a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

If the age of the contract owner (or annuitant as applicable) is equal to or greater than 70 years old as of the contract date, the EEB is equal to 25% of the lesser of:

(a) the calculated death benefit amount of the death benefit you selected less purchase payments not previously withdrawn; or

(b) 200% of purchase payments not previously withdrawn, reduced starting with the third contract year, by any purchase payments received within the previous twelve months.

The age used in determining the EEB is determined at the time the contract is issued. Where joint owners exist, the age of the oldest joint owner as of the contract date will be used in determining the EEB. If the owner of the contract is other than a natural person, the age of the oldest annuitant as of the contract date will be used in determining the EEB.

The value of the EEB will be determined as of the valuation date coincident with or next following the day we receive due proof of death at our home office. Any amounts due as an EEB will be directed into the guaranteed term account, or the sub-accounts of the variable annuity account based on the same proportion that each bears in the contract value on the date the benefit is calculated.

If the surviving spouse of a deceased contract owner is the sole beneficiary of the contract and elects to continue the contract, the spouse may choose to:

Option A:Continue the EEB option. In this case the EEB amount is not calculated until the death of the surviving spouse making this election and charges for the option will continue to apply; or

Option B:Stop the EEB option. In this case the EEB amount is calculated and added to the contract. The EEB option is then terminated and the additional 0.25% charge for the option will cease.

A surviving spouse must make this election within 30 days of the date proof of death is provided to us at our home office. If no election is made within that time by the surviving spouse, Option B will apply and the EEB option will terminate. If there are any non-spouse beneficiaries in addition to the surviving spouse on a contract, only Option B will apply.

This rider will terminate on the earliest of:

  .  the payment of the EEB available;

  .  termination or surrender of the contract; or

  .  the date on which the contract has been fully annuitized.

DEATH BENEFITS AFTER ANNUITY PAYMENTS BEGIN

If the annuitant dies on or after annuity payments have started, we will pay whatever amount may be required by the terms of the annuity payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the annuitant's death.

OTHER CONTRACT OPTIONS (LIVING BENEFITS)

We have suspended the availability of the following optional riders:

  .  Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)
  . Guaranteed Lifetime Withdrawal Benefit II -- Single Option (effective May 15, 2009)
  . Guaranteed Lifetime Withdrawal Benefit II -- Joint Option (effective May 15, 2009)
  .  Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)
  .  Guaranteed Income Provider Benefit (effective March 1, 2010)

Your contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as "living benefits" and may not be available in every state. We reserve the right to stop offering any or all of the contract options at any time. Before you elect a living benefit you should consider it's specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.

In considering your specific circumstances, you may wish to consider how long you intend to hold the contract; how long you may be required to hold the contract before you may access the benefit; whether you intend to take withdrawals from the contract, including how much and how frequently; whether you intend to annuitize the contract and what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each contract option which is described in detail in the "Optional Contract Rider Charges" section of this Prospectus. The longer you are required to hold the contract before the benefit may be utilized generally the more you will pay in charges.

None of the living benefits guarantees an investment return in your contract value nor do they guarantee that the income or amounts received will be sufficient to cover any individual's particular needs. You should consider whether the benefits provided by the option and its costs (which reduce contract value) are consistent with your financial goals.

All living benefit options terminate once the contract moves into the payout phase, (i.e., once the contract is annuitized). In purchasing your contract and when considering the election of a living benefit in this contract, you should also consider whether annuitizing the contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial advisor or tax advisor before making a determination.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) OPTION

This optional rider is designed to provide a guaranteed minimum fixed annuity payment during the payout phase of your contract to protect against negative investment performance during the accumulation phase. IT DOES NOT HOWEVER, GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM

CONTRACT VALUE. The GMIB annuity payout rates are conservative so the annuity payments provided by this rider may be less than the same annuity payment option available under the base contract, even if the benefit base (described below) is greater than the contract value. All requests to elect this option must be in writing on a form provided by us. You should also consider the following before electing this option:

  . UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION BELOW FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . THE GMIB IS AN ANNUITIZATION BENEFIT, NOT A WITHDRAWAL BENEFIT. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, YOU WILL NOT UTILIZE THE GUARANTEED FIXED ANNUITY BENEFIT THIS OPTION PROVIDES. IF YOU DO NOT INTEND TO ANNUITIZE YOUR CONTRACT, THIS OPTION MAY NOT BE APPROPRIATE FOR YOU.

  . IF YOU ANTICIPATE HAVING TO MAKE NUMEROUS WITHDRAWALS FROM THE CONTRACT, THE GMIB RIDER MAY NOT BE APPROPRIATE.

  . IF YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE (DESCRIBED BELOW), ANY WITHDRAWAL OR CHARGE THAT REDUCES YOUR CONTRACT VALUE TO ZERO TERMINATES THE RIDER AND THE CONTRACT.

  .  ONCE YOU ELECT THIS OPTION YOU MAY NOT CANCEL IT.

  . AFTER THE FIRST CONTRACT YEAR FOLLOWING THE GMIB EFFECTIVE DATE, PURCHASE PAYMENTS ARE LIMITED TO A CUMULATIVE TOTAL OF $25,000, WITHOUT OUR PRIOR CONSENT. CURRENTLY THIS RESTRICTION IS BEING WAIVED. THIS RESTRICTION DOES NOT APPLY TO PURCHASE PAYMENTS MADE DURING THE FIRST CONTRACT YEAR.

  . You may only elect this option at contract issue. The option will be effective on the issue date.

  . The youngest contract owner (or annuitant, if a non-natural contract owner) must be at least age 45 at the time the rider is issued, in order to elect this option.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 76 at the time the rider is issued, in order to elect this option.

  . You may not elect this option if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit rider.

  . If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.

  . Your entire contract value must be allocated to an allocation plan approved by us while this option is in effect.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account and may not be available in every state.

THE BENEFIT

This rider guarantees that on any benefit date (described below), your minimum monthly fixed annuity payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the fixed annuity payment amount calculated by multiplying the benefit base (described below), adjusted for any applicable premium tax not previously deducted from purchase payments, by the

Guaranteed Minimum Income Benefit rates provided with the rider. Please note -- some states impose a premium tax on amounts used to provide annuity payments. These taxes are deducted at annuitization from the amount available to provide annuity payments. THIS GMIB RIDER DOES NOT GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE. SEE APPENDIX I FOR NUMERICAL EXAMPLES OF THE GMIB RIDER.

If the owner is a natural person, the owner must also be named as an annuitant. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the annuitant(s).

THE BENEFIT DATES

The benefit dates begin the period of time during which you may exercise the benefit. The benefit dates for this rider are:

    (a)the later of the 10/th/ contract anniversary following the rider effective date or the 10/th/ contract anniversary following the last optional reset (described below), or

    (b)any contract anniversary subsequent to the date described in "a", but prior to the contract anniversary following the oldest owner's 90/th/ birthday or the rider's termination.

EXERCISING THE BENEFIT

To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the benefit date. You may not elect a partial annuitization of the benefit base. You may however, elect a partial annuitization of the contract value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' and 'Withdrawals' for a complete description of how withdrawals impact the benefit base.

The fixed annuity payment amount will be the greater of:

    (a)the fixed annuity payment calculated under the terms of this rider based on the annuity payment option selected by the contract owner; or

    (b)the fixed annuity payment calculated under the terms of the base contract based on the same annuity payment option selected by the contract owner.

THE GMIB ANNUITY PAYOUT RATES ARE CONSERVATIVE SO THE ANNUITY PAYMENTS PROVIDED BY THIS RIDER MAY BE LESS THAN THE SAME ANNUITY PAYMENT OPTION AVAILABLE UNDER THE BASE CONTRACT, EVEN IF THE BENEFIT BASE IS GREATER THAN THE CONTRACT VALUE.

BENEFIT BASE

The benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The benefit base is subject to a maximum of $5,000,000. IT IS IMPORTANT TO REMEMBER, NEITHER THIS RIDER NOR THE BENEFIT BASE GUARANTEE AN INVESTMENT RETURN OR ANY MINIMUM CONTRACT VALUE.

HIGHEST ANNIVERSARY VALUE

The initial Highest Anniversary Value is equal to purchase payment(s) applied on the contract date. During each contract year, the Highest Anniversary Value will increase by any purchase payments received and will be adjusted, on a pro rata basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the contract value is below the Highest Anniversary Value.

On every subsequent contract anniversary, up to and including the contract anniversary following the oldest contract owner's 80/th /birthday, if the contract value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the contract value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal and while other contract charges do not directly reduce the Highest Anniversary Value, they do reduce the contract value which may reduce the amount by which the Highest Anniversary Value increases on future contract anniversaries.

ROLL-UP VALUE

The initial Roll-up Value is equal to purchase payment(s) applied on the contract date. Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for purchase payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the contract anniversary following the oldest owner's 80/th/ birthday.

Any amount withdrawn in a single contract year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior contract anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.

If a withdrawal causes the cumulative withdrawals for the contract year to exceed the greater of 5% of the Roll-up Value as of the prior contract anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a pro rata basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the contract value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the contract value, the greater the reduction in the benefit base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.

REQUIRED MINIMUM DISTRIBUTION (RMD)

For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may result in a pro rata adjustment as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar
(tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the contract year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a pro rata reduction of the Roll-up Value and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid a pro rata adjustment to the Roll-up Value.

For a contract which is part of a qualified plan or IRA, any withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior contract anniversary, will reduce the Roll-up Value on a pro rata basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior contract anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the owner will have withdrawn $6,500 for the 2009 contract year (April 1 to March 31). However, since the sum of the owner's withdrawals for the 2009 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year's withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the contract year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note--the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

WITHDRAWALS

If you are considering purchasing this optional rider, please remember these important details:

  . UNLIKE GLWB AND OTHER "LIFETIME WITHDRAWAL BENEFIT" RIDERS WHICH MAY ALLOW YOU TO TAKE A CERTAIN AMOUNT OF WITHDRAWALS WITHOUT REDUCING THE BENEFIT YOU RECEIVE UNDER THE RIDER, ALL WITHDRAWALS UNDER THE GMIB RIDER REDUCE THE BENEFIT YOU RECEIVE FROM THE RIDER. SEE THE BENEFIT BASE DESCRIPTION ABOVE FOR ADDITIONAL DETAILS ON HOW WITHDRAWALS IMPACT THE BENEFIT BASE.

  . Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. This means the contract value amount converted to annuity payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled 'Benefit Base' for a complete description of how withdrawals impact the benefit base.

  . Withdrawals reduce the Highest Anniversary Value on a pro rata basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a pro rata basis. This means that for each pro rata withdrawal, the lower the contract value, the greater the reduction in the benefit base. See the section above entitled 'Benefit Base' for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.

  . Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable sub-account in any proportion.

SUBSEQUENT PURCHASE PAYMENTS

Purchase Payments after the first contract year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent. Currently this restriction is being waived.

OPTIONAL RESET OF THE ROLL-UP VALUE

Beginning with the third contract anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the contract value on the date of reset. The last date on which you can elect a reset is the contract anniversary following the oldest owner's 80/th/ birthday. A reset can only occur on a contract anniversary if the contract value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable contract anniversary. PLEASE NOTE: IF YOU ELECT TO RESET, THE NEXT AVAILABLE BENEFIT DATE WILL BE THE 10/TH/ CONTRACT ANNIVERSARY FOLLOWING THE DATE OF THE RESET. IN THAT CASE, YOU WILL NOT BE ABLE TO EXERCISE THE GMIB UNTIL THAT BENEFIT DATE. YOU MAY STILL ELECT TO ANNUITIZE UNDER THE BASE CONTRACT AT ANY TIME, HOWEVER, YOU WILL NOT BE ABLE TO UTILIZE THE BENEFIT PROVIDED BY THIS RIDER UNTIL THE NEXT BENEFIT DATE.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.

AUTOMATIC PAYMENT PHASE

Your contract will enter the automatic payment phase if your contract value falls to zero immediately after a withdrawal or charge at any point prior to the earliest benefit date. If your contract enters the automatic payment phase, the benefit base will be applied to provide monthly annuity payments under a Life with a Period Certain of 60 months option based on the age of the oldest annuitant unless you select a different annuity payment option under this rider as described below. We will notify you by letter that your contract has entered the automatic payment phase and offer you the opportunity to choose from the allowable annuity payment options. If we receive a withdrawal request that would result in your contract entering the automatic payment phase, we will notify you and offer you the opportunity to cancel the withdrawal. YOUR CONTRACT IS NOT ELIGIBLE FOR THE AUTOMATIC PAYMENT PHASE IF IN THE YEAR IN WHICH YOUR CONTRACT VALUE FALLS TO ZERO IMMEDIATELY AFTER A WITHDRAWAL OR CHARGE, OR IN ANY PRIOR CONTRACT YEAR, THE CUMULATIVE WITHDRAWALS FOR THE CONTRACT YEAR EXCEED THE GREATER OF 5% OF THE ROLL-UP VALUE AS OF THE PRIOR CONTRACT ANNIVERSARY OR THE RMD AMOUNT. In the unlikely event your contract value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the automatic payment phase. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.

ANNUITY PAYMENT OPTIONS

You may not elect a partial annuitization of the benefit base under this rider. You may however, partially annuitize your contract value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. See the section above entitled 'Benefit Base' for a detailed description of how a partial annuitization will impact the benefit base.

You may elect the GMIB to be paid under one of the following annuity payment options:

  . Life Annuity -- annuity payments payable for the lifetime of the annuitant, ending with the last annuity payment due prior to the annuitant's death.

  . Life with a Period Certain of 60 Months -- annuity payments payable for the lifetime of the annuitant; provided, if the annuitant dies before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

  . Joint Life with 100% to Survivor -- annuity payments payable for the joint lifetimes of the annuitant and designated joint annuitant. The annuity payments end with the last annuity payment due before the survivor's death.

  . Joint Life with 100% to Survivor with a Period Certain of 60 Months -- annuity payments payable for the joint lifetimes of the annuitant and joint annuitant; provided, if both annuitants die before annuity payments have been made for the entire period certain, annuity payments will continue to the beneficiary for the remainder of the period.

If a single life option is chosen and joint owners are named, monthly fixed annuity payments will be made for the lifetime of the oldest joint owner. You may name a joint annuitant on the benefit date for purposes of a Joint Life option provided the joint annuitant is your spouse or the difference in ages of the annuitants is no more than 10 years.

Annuity payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the benefit base is less than $5,000, we reserve the right to make one lump sum payment in lieu of annuity payments. If the amount of the first annuity payment is less than $150, we may reduce the frequency of annuity payments to meet this minimum payment requirement.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

    (a)100% allocation to an allowable Focused Portfolio Strategy;

    (b)100% allocation among allowable sub-accounts; or

    (c)100% allocation to the CustomChoice Allocation Option

(A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Conservative Income, Income, and Conservative Growth. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies, the contract value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.

(B) CURRENT ALLOWABLE SUB-ACCOUNTS INCLUDE: Ibbotson Conservative ETF Asset Allocation Portfolio, Ibbotson Income and Growth ETF Asset Allocation Portfolio, and Ibbotson Balanced ETF Asset Allocation Portfolio. Each of the Ibbotson ETF Asset Allocation Portfolios is a "Fund of Funds". Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

(C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract.'

The Focused Portfolio Strategies, ETF Asset Allocation Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request.

SPOUSAL CONTINUATION

If the contract owner dies and the contract to which this rider is attached is continued on the life of the contract owner's spouse (as defined by federal law) pursuant to Internal Revenue Code Section 72(s) and the terms of the contract, the rider will continue with the surviving spouse as owner and annuitant for purposes of this benefit.

Spousal continuation will not affect the benefit base calculation or the initial benefit date; however, the new annuitant's age will be used to determine the amount of fixed annuity payment available under this rider.

RIDER TERMINATION

This rider will terminate upon the earliest of:

    (a)the contract anniversary following the oldest owner's 90/th/ birthday; or

    (b)termination or surrender of the contract, other than due to a withdrawal or charge that triggers the automatic payment phase of this rider (If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your contract value to zero terminates the rider and the contract.); or

    (c)any change of owner or joint owner after the rider effective date; or, in the case of a non-natural owner, any change of annuitant, other than the addition of a joint annuitant as provided for under annuity payment options, after the rider effective date; or

    (d)the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

    (e)the death of the owner or joint owner (or annuitant if the owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

    (f)the date the GMIB is exercised.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

ENCORE LIFETIME INCOME-SINGLE (ENCORE-SINGLE) OPTION

Encore-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the contract owner's life, regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Single does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Single effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Beginning 7 years after the Encore-Single effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 80 or younger at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit.

  . After the first contract year following the Encore-Single effective date, purchase payments are limited to a cumulative total of $25,000, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

THE BENEFIT

This rider guarantees that in each contract year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the contract owner's death (or in the case of joint owner's, until the first death). The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the contract anniversary following the 59th birthday of the oldest owner (or the oldest annuitant, in the case of a non-natural owner) or the Encore-Single effective date. The Encore-Single effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

CALCULATING THE BENEFIT BASE

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Single effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Single exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Single effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the Encore-Single effective date multiplied by the annual income percentage (described below) based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the Encore-Single effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

    (a) is the GAI immediately prior to the reset date, and

    (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, and

       (2) is the annual income percentage based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the reset date.

The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest owner on the rider effective date, date of the purchase payment or reset date. If the owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest annuitant.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.0%
                       65 - 79                5.0%
                         80+                  6.0%

See Appendix J for examples of how the annual income percentage is used to determine the GAI.

GAI ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable annual income percentage shown above based on the age of the oldest owner (or annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Single effective date to a cumulative total of $25,000, without our prior consent. Currently this restriction is being waived. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

    (a) is the benefit base immediately prior to the withdrawal,

    (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS AFTER THE BENEFIT DATE

Each contract year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011, he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note--the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   a)  100% allocation to an allowable Focused Portfolio Strategy;

   b)  100% allocation among allowable sub accounts; or

   c)  100% allocation to the CustomChoice Allocation Option

A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Conservative Income, Income, and Conservative Growth. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.

B) CURRENT ALLOWABLE SUB-ACCOUNTS INCLUDE: Ibbotson Conservative ETF, Ibbotson Income and Growth ETF, and Ibbotson Balanced ETF. Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract'.

The Focused Portfolio Strategies, ETF Asset Allocation Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an Allocation Plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Single.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any owner, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS UNDER ENCORE-SINGLE

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Single rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or any joint owner. Annuity payments are required to begin on the maturity date. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the maturity date and the required beginning of annuity payments.

EFFECT OF PAYMENT OF DEATH BENEFIT

If you die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Single rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary's life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of the owner or any joint owner which we were not obligated to make by the terms of your contract and this rider.

RIDER TERMINATION

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Single effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of owner or joint owner after the Encore-Single effective date, or in the case of a non-natural owner, any change of annuitant or joint annuitant after the Encore-Single effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

   (e) the date the benefit base is reduced to zero following the death of an owner.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

CONVERSION

If you have previously elected the GMWB rider for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB rider if you elect the Encore-Single rider at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB rider will be terminated. The Encore-Single rider will then be effective as of the contract anniversary date based on the contract values based on that date. The Guaranteed Withdrawal Benefit (GWB) value, as it existed under your GMWB, even if greater than the contract value on the contract anniversary date, will be eliminated and the benefit base value under the Encore-Single rider will be the contract value on the contract anniversary date. We reserve the right to eliminate this waiver of the seven-year termination prohibition on the GMWB rider at any time.

YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO ENCORE-SINGLE:

  . Because the Encore-Single benefit base will be based on the contract value at the date of conversion, if your contract value has declined since you purchased the GMWB rider, the benefit base in Encore-Single will be lower than the GWB in the GMWB.

  . Your GAI under Encore-Single will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under Encore-Single than under the GMWB rider.

  . If you are concerned about outliving the GWB under the GMWB rider you may wish to consider Encore-Single.

  . If you are looking for lifetime income for two lives or joint owners, annuitization or Encore-Joint may be more appropriate for you than either GMWB or Encore-Single.

ENCORE LIFETIME INCOME-JOINT (ENCORE-JOINT) OPTION

Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two "Designated Lives" regardless of underlying sub-account performance. The amount received will be in the form of a withdrawal of contract value if the contract value is greater than zero or in the form of annuity payments if the contract value is zero. See Appendix J for examples of how this rider works.

Encore-Joint does not guarantee investment gains or a minimum contract value. Because the GAI is paid in the form of a withdrawal until your contract value reaches zero, our obligation to pay you more than your contract value will only arise if your entire contract value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:

  . Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.

  . Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract feature impacted by a withdrawal.

  . You may elect this rider at the time the contract is issued or within 30 days prior to any contract anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the contract anniversary immediately following election, also known as the Encore-Joint effective date.

  . If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.

  . Beginning 7 years after the Encore-Joint effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date immediately following the date you provide notice of termination.

  . The oldest Designated Life (as defined below) must be under age 81 at the time the rider becomes effective.

  . Your entire contract value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.

  . You may not elect this rider if you have selected the Premier Death Benefit, Estate Enhancement Option or in combination with any other living benefit.

  . After the first contract year following the Encore-Joint effective date, subsequent purchase payments are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent's named beneficiary.

  . This rider may not be available under certain employer-sponsored qualified plans.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Encore-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Encore-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse's status under federal law.

THE BENEFIT

In each contract year, beginning at the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both designated lives. If you take withdrawals in a single contract year in excess of the GAI it may result in a reduced GAI, as described below. The amount received will be in the form of a withdrawal of contract value, if available, or in the form of annuity payments. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.

THE BENEFIT DATE

The benefit date is the later of the contract anniversary following the 59th birthday of the youngest Designated Life, or the Encore-Joint effective date. The Encore-Joint effective date is the rider issue date, if the rider is elected at issue, or the contract anniversary immediately following election.

CALCULATING THE BENEFIT BASE

INITIAL BENEFIT BASE

The initial benefit base will be set to the initial purchase payment if this rider is added when your contract is issued. If it is added on a subsequent contract anniversary, the initial benefit base will be equal to the contract value on the Encore-Joint effective date. Subsequent purchase payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.

BENEFIT BASE RESET

On each reset date the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Joint exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled 'Contract Charges and Fees' for additional details on the charges for this rider.

You may elect to decline the rider charge increase. DECLINING THE RIDER CHARGE INCREASE WILL RESULT IN NO INCREASE TO THE BENEFIT BASE. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.

BENEFIT BASE ENHANCEMENT

On each contract anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Joint effective date, we will take the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or contract value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the contract value as a result of the enhancement.

CALCULATING THE GAI

The initial GAI will be equal to the benefit base on the Encore-Joint effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the Encore-Joint effective date.

On each reset date the GAI will be reset to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the reset date, and

   (b) is equal to (1) multiplied by (2) where:

       (1) is the benefit base on the reset date, and

       (2) is the annual income percentage based on the age of the youngest Designated Life as of the reset date.

The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. Subsequent purchase payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.

THE ANNUAL INCOME PERCENTAGE

The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the Encore - Joint effective date, date of the purchase payment or reset date.

                         AGE        ANNUAL INCOME PERCENTAGE
                         ---        ------------------------
                    through age 64            4.0%
                        65-79                 5.0%
                         80+                  6.0%

See Appendix J for examples of how the annual income percentage is used to determine the GAI.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent purchase payments. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the annual income percentage shown above based on the age of the youngest Designated Life as of the date the purchase payment is credited to the contract. We may limit subsequent purchase payments after the first contract year following the Encore-Joint effective date to $25,000, without our prior consent. Currently this restriction is being waived. See Appendix J for examples of how the GAI is adjusted for subsequent purchase payments.

WITHDRAWALS

  . Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

  . A withdrawal which causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the contract value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the contract value, free withdrawal amounts or any other contract features impacted by a withdrawal and may have tax consequences.

  . If you decide to apply an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

  . Any provision in your annuity requiring there be a minimum contract value following any withdrawal is waived while this rider is in effect.

If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the sub-accounts of the variable annuity account on a pro rata basis relative to the contract value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable sub-account in any proportion.

ADJUSTMENT FOR WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

   (a) is the benefit base immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:

   (a) is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

   (b) is the annual income percentage based on the applicable age as of the date of the withdrawal.

ADJUSTMENT FOR WITHDRAWALS AFTER THE BENEFIT DATE

Each contract year after the benefit bate you may withdraw an amount less than or equal to the GAI or, if this contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the contract value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the remaining GAI may not be carried forward to future contract years.

Any amount you withdraw in a single contract year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the contract value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:

The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:

   (a) is the benefit base immediately prior to the excess portion of the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by
(c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that contract year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and there are no withdrawals other than as described. The GAI for the 2010 contract year ending March 31, 2011 is $5,000. The RMDs for calendar years 2010 and 2011 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the last three quarters of calendar year 2010 and $2,000 in the first quarter of calendar year 2011, then the owner will have withdrawn $6,500 for the 2010 contract year (April 1 to March 31). Since the sum of the owner's withdrawals for the 2010 contract year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the contract owner taking the $2,000 withdrawal in the first quarter of 2011 he or she takes it in the last quarter of 2010. In that case, the withdrawals for the contract year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note -- the last withdrawal makes the total withdrawals for the year exceed the RMD amount. See Example #6 of Appendix J for an example of how an excess withdrawal is calculated.

CONTRACT VALUE ALLOCATION PLAN

While this rider is in effect, the full contract value must be allocated to the sub-accounts of the variable annuity account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:

   a)  100% allocation to an allowable Focused Portfolio Strategy;

   b)  100% allocation among allowable sub accounts; or

   c)  100% allocation to the CustomChoice Allocation Option

A) CURRENT ALLOWABLE FOCUSED PORTFOLIO STRATEGIES INCLUDE: Conservative Income, Income, and Conservative Growth. The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.

B) CURRENT ALLOWABLE SUB-ACCOUNTS INCLUDE: Ibbotson Conservative ETF, Ibbotson Income and Growth ETF, and Ibbotson Balanced ETF. Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus.

C) THE CUSTOMCHOICE ALLOCATION OPTION: This option requires that you allocate purchase payments or your contract value among a number of allocation "groups" according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your contract value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled 'Description of the Contract'.

The Focused Portfolio Strategies, ETF Asset Allocation Portfolios and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against a loss in a declining market.

You may reallocate the full contract value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the valuation date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional purchase payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. To terminate participation in an allocation plan, you must allocate your entire contract value to another allocation plan approved for use with Encore-Joint.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.

We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the 'Interest Rate Swap' rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS UNDER ENCORE-JOINT

If you elect to receive annuity payments, you may apply your available contract value to any annuity payment option in accordance with your contract terms. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

If annuity payments are required to begin, the Encore-Joint rider allows you to elect from an additional annuity payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Please see the section entitled "Electing the Retirement Date and Annuity Option" for further details on the maturity date and the required beginning of annuity payments.

EFFECT OF PAYMENT OF DEATH BENEFIT

If you and the Joint Designated Life die while the contract value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you and the Joint Designated Life die while the contract value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional purchase payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Joint rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary's life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of both Designated Lives.

SPOUSAL CONTINUATION

If the contract owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date.

RIDER TERMINATION

You may elect to cancel this benefit on any contract anniversary beginning seven contract years after the Encore-Joint effective date. You must provide a written request to cancel within 30 days prior to the applicable contract anniversary.

The rider will automatically terminate at the earliest of:

   (a) termination or surrender of the contract (Note - a withdrawal that reduces the contract value to zero and causes the cumulative withdrawals for the contract year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

   (b) any change of the Designated Lives after the Encore-Joint effective date; or

   (c) the annuity commencement date where all remaining amount available has been applied to provide annuity payments; or

   (d) the date any death benefits are paid either as a lump sum or an adjustment to the contract value under the terms of the contract; or

   (e) the date the benefit base is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

CONVERSION

If you have previously elected the GMWB rider for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB rider if you elect the Encore-Joint rider at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB rider will be terminated. The Encore-Joint rider will then be effective as of the contract anniversary date based on the contract values based on that date. The Guaranteed Withdrawal Benefit (GWB) value, as it existed under your GMWB, even if greater than the contract value on the contract anniversary date, will be eliminated and the benefit base value under the Encore-Joint rider will be the contract value on the contract anniversary date. We reserve the right to eliminate this waiver of the 7-year termination prohibition on the GMWB rider at any time.

YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO ENCORE-JOINT:

  . Because the Encore-Joint benefit base will be based on the contract value at the date of conversion, if your contract value has declined since you purchased the GMWB rider, the benefit base in Encore-Joint will be lower than the GWB in the GMWB.

  . Your GAI under Encore-Joint will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under Encore-Joint than under the GMWB rider.

  . If you are concerned about outliving the GWB under the GMWB rider you may wish to consider Encore-Single or Encore-Joint.

  . If you are looking for lifetime income for one life, annuitization or Encore-Single may be more appropriate for you than Encore-Joint.

GUARANTEED INCOME PROVIDER BENEFIT (GIPB) OPTION

EFFECTIVE MARCH 1, 2010, THIS RIDER IS NO LONGER AVAILABLE.

The GIPB option is a type of guaranteed minimum income benefit. The GIPB option guarantees a stated or fixed income payment in the pay-out phase of your annuity contract, for the annuity options set forth below. It is designed to help protect you against poor investment performance before annuitization of your contract. It does not however, guarantee a contract value or minimum return for any investment option or for the contract. All requests to elect this option must be in writing on a form provided by us.

  . If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you.

  . You may elect this option when your contract is issued or within 30 days following any contract anniversary date. The option will be effective on either the issue date or contract anniversary date.

  .  Once you elect this option you may not terminate or cancel the option.

  . The oldest contract owner, or oldest annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.

  . You may not elect this option in combination with either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Lifetime Withdrawal Benefit.

This option may be exercised by the contract owner on or within 30 days following a contract anniversary, after a 10 year waiting period from the effective date of the option. However, it may not be exercised after the contract anniversary following the earlier of the oldest annuitant's 90th birthday or the oldest contract owner's 90th birthday. After that date the option and associated charge will automatically terminate. If the owner is a non-natural person, the age of the oldest annuitant is the basis for determining the benefit.

If you wish to annuitize only a portion of your contract and invoke this option you may do so once, however, you must annuitize at least one-half of your contract value as of the date you elect to annuitize. To invoke this option at any other time you must annuitize your entire contract value. In addition, under the GIPB option, only a fixed annuity is available and only the following annuity options are available to you if you exercise the GIPB option:

  .  Option 1 - Life Annuity

  . Option 2 - Life Annuity with a Period Certain of 120 months (Option 2A), 180 months (Option 2B) or 240 months (Option 2C)

  .  Option 3 - Joint and Last Survivor Annuity

The GIPB option provides a fixed annuity payment amount. The fixed annuity payment amount is equal to the following formula: the Guaranteed Income Provider Basis, adjusted for any premium taxes not previously deducted, and applied to the annuity tables that accompany the GIPB option. The annuity tables that accompany the GIPB option supersede those annuity tables that were issued with your base contract, but only if you invoke the GIPB option. These tables are more conservative than those issued with the base contract. The dollar amount of the annuity payment will depend on the annuity option selected, the amount applied and the age of the annuitant (and joint annuitant if applicable).

THE GUARANTEED INCOME PROVIDER BASIS IS THE GREATER OF:

  . the Guaranteed Income Provider Highest Anniversary Value prior to the date annuity payments are elected, increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined; or

  .  the Guaranteed Income Provider 5% Increase Value.

THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY VALUE IS EQUAL TO THE GREATER OF:

  .  the contract value; or

  . the previous Guaranteed Income Provider Highest Anniversary Value increased by any purchase payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined.

The Guaranteed Income Provider Highest Anniversary Value will be determined on every contract anniversary starting with the contract anniversary on which this option was effective, up to and including the contract anniversary following your 85th birthday.

REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER HIGHEST ANNIVERSARY
VALUE:

A withdrawal or annuitization will reduce the Guaranteed Income Provider Highest Anniversary Value as follows:

(i) On a dollar-for-dollar basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is less than or equal to 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary.

(ii)On a pro rata basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current contract year is greater than 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent contract anniversary. The pro rata adjustment will reduce the Guaranteed Income Provider Highest Anniversary Value by the proportion that the current amount withdrawn or annuitized bears to the contract value just prior to the withdrawal or annuitization.

THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE IS EQUAL TO THE SUM OF:

  . the portion of the contract value in any fixed account and all of the guarantee periods of the Guaranteed Term Account; and

  . Purchase payments and transfers into the variable annuity account reduced for withdrawals, annuitizations and transfers out of the variable annuity account using the reduction procedure defined below, accumulated to the earlier of the date annuity payments are elected or the contract anniversary following your 85th birthday at an interest rate of 5%, compounded annually.

Please note, after the contract anniversary following your 85th birthday, the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value will not increase further. Any amounts withdrawn, annuitized or transferred out of the variable annuity account will reduce the value using the reduction procedure for the Guaranteed Income Provider 5% Increase Value, as described below.

REDUCTION PROCEDURE FOR THE GUARANTEED INCOME PROVIDER 5% INCREASE VALUE:

A withdrawal, annuitization, or transfer out of any fixed account or the Guaranteed Term Account will reduce the Guaranteed Income Provider 5% Increase Value on a dollar for dollar basis.

A withdrawal, annuitization, or transfer out of the variable annuity account will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as follows:

(i) On a dollar-for-dollar basis if the cumulative withdrawal, annuitization, and transfer out amount from the variable annuity account, including the current withdrawal, annuitization, or transfer from the variable annuity account, occurring during the current contract year is less than or equal to 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary.

(ii)On a pro rata basis if the cumulative withdrawal, annuitization, and transfer out amount; including the current withdrawal, annuitization, or transfer from the variable annuity account; occurring during the current contract year is greater than 5% of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent contract anniversary. The pro rata adjustment will reduce the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value by the proportion that the current amount withdrawn, annuitized, or transferred out of the variable annuity account bears to the contract value in the variable annuity account just prior to the withdrawal, annuitization, or transfer.

At no time shall either the Guaranteed Income Provider Highest Anniversary Value or the Guaranteed Income Provider 5% Increase Value exceed 200% of the sum of the contract value as of the effective date of the option, plus any subsequent purchase payments received more than 12 months prior to the date annuity payments are elected, adjusted pro rata for subsequent withdrawals and annuitizations. Where joint owners exist, there will be no further Guaranteed Income Provider Highest Anniversary Values determined or accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value after the contract anniversary following the 85th birthday of the oldest joint owner. After the death of the first joint owner, determination of new Guaranteed Income Provider Highest Anniversary Values and accumulation of the variable annuity account portion of the Guaranteed Income Provider 5% Increase Value may resume if the surviving joint owner continues the contract.

If a surviving spouse elects to assume his or her deceased spouse's contract, this option and its associated charge will continue to be effective and based upon the new owner's age as long as it is less than or equal to age 90. In the event the surviving spouse's age is greater than 90, the option and its charge will automatically terminate.

This option and its associated charge will also terminate automatically in the following circumstances:

  .  the contract is fully annuitized;

  .  the contract is terminated or surrendered; or

  . the contract anniversary following the oldest contract owner or annuitant's 90th birthday.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

This contract option provides for a guarantee that allows a contract owner to withdraw an amount from the contract each contract year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. If you withdraw amount(s) in excess of the Guaranteed Annual Withdrawal, you will reduce the benefit you receive with this contract option.

  . Election of this option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. Amounts taken under the GMWB will first be taken from your contract value as described below. Our obligation to pay you more than your contract value will only arise in certain circumstances. Therefore, as you consider election of this option you should consider whether the value of the benefit and the level of protection that the option provides you, along with its costs, are consistent with your financial objectives and the assurances you are seeking.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GMWB effective date.

  . Beginning 7 years after the GMWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . Your entire contract value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be under age 81 at the time the rider becomes effective.

  . You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit for your contract. In addition, you may not elect this contract option and the Guaranteed Income Provider Benefit or the Guaranteed Lifetime Withdrawal Benefit in the same contract.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GMWB option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, regardless of underlying sub-account performance during the contract deferral period. This option does not guarantee any investment gains nor does it guarantee any lifetime income payments. Several examples to help show how this option works are included in Appendix E.

In each contract year, you may withdraw up to the Guaranteed Annual Withdrawal
(GAW) from your contract until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAW and the GWB is described below.

This contract option also provides for an opportunity in certain cases to increase the GWB or reset the GWB amount as described further below in the sections entitled: "Guaranteed Withdrawal Benefit Enhancement" and "Guaranteed Withdrawal Benefit Reset Option."

CALCULATING THE INITIAL GWB AND GAW

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times. The initial GAW for your contract will be equal to 7% of the GWB.

Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawals exceed the GAW in a contract year, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments. The GAW will be recalculated and will be equal to the greater of: (a) GAW prior to the purchase payment; or (b) 7% of the new GWB determined at the time the subsequent purchase payment is applied. After the first contract year following the GMWB effective date we restrict the application of subsequent purchase payments to the GWB to $100,000 without our prior written approval. Currently this restriction is being waived.

ADJUSTMENTS FOR WITHDRAWALS

Each contract year you may withdraw an amount less than or equal to the GAW. Such withdrawals will reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAW. If withdrawals in any contract year are less than the GAW, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in any fixed account and each sub-account of the variable annuity account. Amounts less than the entire contract value that are applied to provide annuity payments under an annuity payment option will be treated as a withdrawal for purposes of adjusting the GWB and GAW.

Withdrawals in excess of the GAW or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a tax qualified plan, in any one contract year, will cause both the GWB and GAW to be recalculated. In that case, the GWB will be reduced to the lesser of:

(a) the contract value after the excess withdrawal; or

(b) the GWB prior to the excess withdrawal less the amount of the withdrawal.

The GAW will also be adjusted to equal the lesser of:

(a) GAW prior to the withdrawal; or

(b) the greater of either:

   (i) 7% of the recalculated GWB; or

   (ii)7% of the current contract value after the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

If the contract value is reduced to zero and the GWB immediately after the withdrawal is greater than zero, the contract will enter the automatic payment phase. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated. You may elect to receive the GAW at any frequency offered by us, but no less frequently than annually, until the GWB reaches zero. Once selected, the frequency may not be changed without our prior consent. If you die before the GWB reaches zero, the remaining payments will be made to your beneficiaries. When the GWB reaches zero, this rider terminates and no further benefits are payable.

At our discretion, we may elect to pay you a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GMWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences. For IRAs or other contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to satisfy minimum required distribution requirements. Such withdrawals may exceed the GAW amount which could quickly and substantially decrease your GWB. IN A DECLINING MARKET, WITHDRAWALS THAT EXCEED THE GAW MAY SUBSTANTIALLY REDUCE YOUR GWB AND GAW.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

If you do not take any withdrawals during the first three years after the GMWB effective date, your GWB will be increased on the third contract anniversary following the GMWB effective date. The GWB will be increased by an amount equal to 10% of the initial GWB plus any subsequent purchase payments received within 12 months of the GMWB effective date. The GAW will be increased to 7% of the recalculated GWB.

GUARANTEED WITHDRAWAL BENEFIT RESET OPTION

Beginning with the third contract anniversary following the GMWB effective date and prior to your 81st birthday, you may elect to reset your GWB to your current contract value, if higher. IF YOU ELECT TO RESET THE GWB, THE RIDER CHARGE WILL BE INCREASED TO THE THEN CURRENT CHARGE FOR THE GMWB RIDER. In addition, a three year waiting period will be required before you may elect another reset. Your written request to elect to reset your GWB must be received by us within 30 days prior to the applicable contract anniversary. The GAW will also be recalculated at this time and will be equal to the greater of (a) the GAW prior to the reset, or (b) 7% of the reset GWB amount. You must request your election of the reset in writing in a form satisfactory to us, within 30 days prior to the contract anniversary.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using the following approved options:

(i) 100% allocation to one of the permitted Focused Portfolio Strategies:
    Conservative Growth, Income or Conservative Income; or

(ii)allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

EFFECT OF PAYMENT OF DEATH BENEFIT

If the contract owner dies before the GWB is reduced to zero and there is contract value, the beneficiary may elect to take the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals equal in an amount to the GAW annually, over a period no longer than the beneficiary's life expectancy. If the beneficiary elects to continue this option, the charges for this option will continue to apply. If withdrawals of the GAW annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GMWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GMWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. Once cancelled the GMWB may not be elected again until the next contract anniversary.

The contract option will automatically terminate at the earliest of the following:

  .  if the GWB is reduced to zero; or

  . if the contract to which this rider is attached is surrendered, applied to provide annuity payments, or otherwise terminated; or

  . if the contract's death benefits are paid as a lump sum to a beneficiary under the terms of the contract.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In the case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If the GMWB option is still in effect and annuity payments are required to begin you may choose an additional annuity option. This annuity option provides a fixed annuity payment equivalent on an annual basis to your maximum GAW, until the GWB is reduced to zero, at which point annuity payments will cease. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) OPTION

EFFECTIVE AUGUST 1, 2010, THIS OPTION IS NO LONGER AVAILABLE.

This contract option is designed to provide a benefit that guarantees the contract owner a minimum withdrawal amount, generally over their life regardless of underlying sub-account performance. It allows a contract owner to take withdrawals from their contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest contract owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). If you withdraw amount(s) in excess of the guaranteed amount you will reduce the benefit you receive under this contract option.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB effective date.

  . Beginning 7 years after the GLWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . Your entire contract value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.

  . You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB effective date, subsequent purchase payments that may be applied to the GLWB option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GLWB option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to the GWB multiplied by the Annual Income Percentage shown below, which is based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) at the GLWB effective date. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, a withdrawal that exceeds the GAI in a contract year, Guaranteed Annual Income Reset, or as otherwise described below.

                          AGE   ANNUAL INCOME PERCENTAGE
                          -     ------------------------
                       50 - 59            4.0%
                       60 - 69            5.0%
                       70 - 79            5.5%
                         80+              6.0%

These percentages apply for purchase payments, as well as the Guaranteed Annual Income Reset described later. When there are multiple purchase payments over several years, more than one Annual Income Percentage may apply for purposes of calculating the GAI. For example, if a purchase payment is made at age 58, the Annual Income Percentage that will apply to that payment is 4.0%. If a subsequent purchase payment is made at age 65, the Annual Income Percentage that applies to the subsequent payment is 5.0%. If there are withdrawals that exceed the GAI in any contract year, there will no longer be a single applicable Annual Income Percentage from this table since the GAI and GWB are adjusted based on the contract value at the time of the withdrawal(s).

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by the applicable Annual Income Percentage shown above, based on the age of the oldest contract owner (or oldest annuitant in the case of a non-natural owner) as of the date the purchase payment is credited to the contract. After the first contract year following the GLWB effective date we restrict the application of subsequent purchase payments to the GWB and GAI to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

WITHDRAWALS

Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GLWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, recapture of credit enhancements or any other contract features impacted by a withdrawal and which may have tax consequences.

ADJUSTMENTS FOR WITHDRAWALS LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI, the additional amount may not be carried forward to future contract years. Withdrawals will be taken pro rata from your values in any fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

ADJUSTMENTS FOR WITHDRAWALS IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the excess withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the amount of the excess withdrawal, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but no less frequently than annually, until the death of the contract owner or the death of any joint owner (or annuitant in the case of a non-natural owner). Once selected, the frequency may not be changed without our prior consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated.

Upon the death of the contract owner or any joint owner (or annuitant in the case of a non-natural owner) before the GWB reaches zero, the GAI will be paid at least annually to your beneficiaries until the GWB reaches zero. When the GWB reaches zero, this rider terminates and no further benefits are payable. At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

GUARANTEED ANNUAL INCOME RESET

Beginning with the third contract anniversary following the GLWB effective date and every 3 years thereafter the GAI will go through a "Guaranteed Annual Income Reset" (GAI Reset) process. This GAI Reset will occur automatically and the charge for the contract option will not change. The new GAI will be equal to the greater of (a) or (b) where:

   (a) is the GAI immediately prior to the GAI reset; and

   (b) is an amount equal to: (1) multiplied by (2) where:

       1)  is the greater of the GWB or the contract value; and

       2) is the Annual Income Percentage based on the age of the oldest owner, (or oldest annuitant if a non-natural owner), at the time of the GAI reset.

In no event however, will the new GAI be less than the old GAI. The GAI following the GAI Reset may be the same as before the GAI Reset even if the applicable Annual Income Percentage based on current age has increased.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using one of the following approved options:

(i) 100% allocation to one of the permitted Focused Portfolio Strategies:
    Conservative Growth, Income or Conservative Income; or

(ii)allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

EFFECT OF PAYMENT OF DEATH BENEFIT

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. No additional purchase payments may be made and no additional GAI Reset will occur. If the beneficiary elects to continue the GLWB option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GLWB effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB may not be elected again until the next contract anniversary, subject to availability.

The GLWB option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract; or

  . any change of the contract owner or joint contract owner after the GLWB effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB effective date; or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

CONVERSION

If you have previously elected the GMWB option for your contract we will waive the prohibition on the termination for 7 years and allow you to terminate the GMWB option if you elect the GLWB option at the same time. You must request this "conversion" in writing within 30 days prior to the contract anniversary in a form satisfactory to us. As of the contract anniversary date, the GMWB option will be terminated. The GLWB option will then be effective as of the contract anniversary date based on the contract values on that date. The GWB value, as it existed under your GMWB even if greater than the contract value on the contract anniversary date, will be eliminated and the GWB value under the GLWB option will be the contract value on the contract anniversary date.

YOU SHOULD CONSIDER THE FOLLOWING BEFORE YOU MAKE ANY ELECTION TO CONVERT YOUR GMWB TO A GLWB:

  . Because the GLWB will be established based on contract value at the date of conversion, if your contract value has declined since you purchased the GMWB option, the GWB in the GLWB will be lower.

  . Your GAI under the GLWB will potentially be lower than any GAW under the GMWB. This means that your annual withdrawal amounts may be lower under the GLWB than under the GMWB option.

  . If you are concerned about outliving the GWB under the GMWB option you may wish to consider the GLWB option.

  . If you are looking for lifetime income for two lives or joint owners, annuitization may be more appropriate for you than either GMWB or GLWB.

We reserve the right to eliminate this waiver of the 7 year requirement for termination on the GMWB option at any time.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-SINGLE (GLWB II-SINGLE) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

  . This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, generally over the contract owner's life, regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the contract owner's 59th birthday or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income
     (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . Beginning 7 years after the GLWB II-Single effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . If you take withdrawals prior to the Benefit Date or in excess of the annual guaranteed amount, you will reduce the benefit you receive.

  . The oldest contract owner (or annuitant, if a non-natural contract owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Single effective date.

  . Your entire contract value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.

  . You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB II-Single effective date, subsequent purchase payments that may be applied to the GLWB II-Single option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a "stretch" IRA or other "decedent" type account.

The GLWB II-Single option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the contract owner's life (or in the case of joint owners, the lifetime of the first joint owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the oldest contract owner (or oldest annuitant, in the case of a non-natural owner) or the GLWB II-Single effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix H.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to your contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Single to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

WITHDRAWALS

  . Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals will be taken pro rata from your values in any fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contract in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by (c) where:

   (a) is the GWB immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year and the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix H for examples of how withdrawals impact the benefit.

GUARANTEED WITHDRAWAL BENEFIT RESET

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the oldest contract owner's 86th birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Single to new customers is higher than the rider charge that currently applies to your GLWB II-Single rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Single riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Single riders which have a GWB reset on that date.

YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-SINGLE RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

This optional benefit also provides an enhancement to the benefit if you do not take withdrawals from your contract for the first ten years you have this optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will occur prior to the GWB reset on any contract anniversary where both are applicable.

Please see Appendix H for examples.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using one of the following approved options:

(i) 100% allocation to one of the permitted Focused Portfolio Strategies:
    Conservative Growth, Income or Conservative Income; or

(ii)allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

EFFECT OF PAYMENT OF DEATH BENEFIT

At the death of the first contract owner (or first annuitant if a non-natural owner) and if the contract owner (or annuitant, as applicable) die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contract us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Resets will occur. If the beneficiary elects to continue the GLWB II-Single option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Single will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

RIDER TERMINATION

Beginning seven contract years after the GLWB II-Single effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Single may not be elected again until the next contract anniversary, subject to availability

THE GLWB II-SINGLE OPTION WILL AUTOMATICALLY TERMINATE AT THE EARLIEST OF THE
FOLLOWING:

  .  the date of termination or surrender of the contract; or

  . any change of the contract owner or joint contract owner after the GLWB II-Single effective date, or in the case of a non-natural owner, any change of the annuitant or joint annuitant after the GLWB II-Single effective date; or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid either as a lump sum or as an adjustment to the contract value under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of the contract owner, the first joint owner, or in the case of a non-natural owner, the annuitant or any joint annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of any joint owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of the contract owner or the death of any joint owner, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT II-JOINT (GLWB II-JOINT) OPTION

EFFECTIVE MAY 15, 2009, THIS OPTION IS NO LONGER AVAILABLE.

  . This contract option is also designed to provide a benefit that guarantees the contract owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II -- Single Life Option. However its guarantee is over the lifetime of both "designated lives", (instead of a single life) regardless of underlying sub-account performance. Beginning on the later of the contract anniversary following the 59th birthday of the youngest designated life or the date this contract option is added, it allows a contract owner to take withdrawals from the contract each contract year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.

  . Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.

  . Beginning 7 years after the GLWB II-Joint effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any contract anniversary. Termination will be effective on the contract anniversary date.

  . If you take withdrawals prior to the Benefit Date or in excess of the annual guaranteed amount, you will reduce the benefit you receive.

  . Both "Designated Lives" must be age 50 or over and must be under age 81 at the time the rider becomes effective.

  . You may elect this option at the time your contract is issued or within 30 days prior to any contract anniversary. The option will be effective on either the issue date or contract anniversary date, also known as the GLWB II-Joint effective date.

  . Your entire contract value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.

  . You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.

  . After the first contact year following the GLWB II-Joint effective date, subsequent purchase payments that may be applied to the GLWB II-Joint option are limited to a total of $25,000 in the aggregate, without our prior consent. Currently this restriction is being waived.

  . This rider may not be purchased for a: "stretch" IRA or other "decedent" type account; TSA; Deferred Compensation Plan; Charitable Remainder Trust; Qualified Retirement Plan; 412(i) Plan; or corporate non-qualified contract.

The GLWB II-Joint Life option is designed to provide a benefit that guarantees the contract owner an annual minimum withdrawal amount, regardless of underlying sub-account performance. In each contract year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract until the later of: (a) the death of both Designated Lives, or
(b) the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.

The Benefit Date is the later of the contract anniversary following the 59th birthday of the youngest Designated Life or the GLWB II-Joint effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix H.

DESIGNATED LIFE, JOINT DESIGNATED LIFE AND DESIGNATED LIVES

The "Designated Life" is the owner of the contract, or the annuitant in the case of a non-natural owner, unless otherwise agreed to by us. The "Joint Designated Life" is either the joint owner, joint annuitant if a non-natural owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the Designated Life. All references to "Designated Lives" will mean both the Designated Life and the Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the GLWB II-Joint option. The Designated Life and the Joint Designated Life will be shown on your contract rider.

CALCULATING THE INITIAL GWB AND GAI

The GWB for your contract will be equal to the initial purchase payment if this option is added when your contract is issued. If the option is added on a subsequent contract anniversary, the initial GWB will be equal to the contract value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent purchase payment, withdrawal, withdrawal that exceeds the GAI in a contract year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.

ADJUSTMENT FOR SUBSEQUENT PURCHASE PAYMENTS

The GWB will be increased by the amount of any subsequent purchase payments as of the date the purchase payment is credited to the contract. The GAI will also be increased by the amount of the subsequent purchase payment multiplied by 5% as of the date the purchase payment is credited to the contract. You may make additional purchase payments to the contract. However, after the first contract year following the effective date of the option, we restrict the application of subsequent purchase payments to the GLWB II-Joint to $25,000 in the aggregate without our prior written approval. Currently this restriction is being waived.

WITHDRAWALS

  . Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.

  . Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.

  . Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the contract value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.

  . Withdrawals will be taken pro rata from your values in any fixed accounts and each sub-account of the variable annuity account. If you decide to annuitize your contact in an amount less than the entire contract value to provide annuity payments under an annuity payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled "Annuitization Benefits and Options" if you are considering annuitizing your contract.

WITHDRAWALS TAKEN PRIOR TO THE BENEFIT DATE

If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by (c) where:

   (a) is the GWB immediately prior to the withdrawal,

   (b) is the amount of the withdrawal, and

   (c) is the contract value immediately prior to the withdrawal.

The GAI will be 5% of the GWB as recalculated above.

WITHDRAWALS AFTER THE BENEFIT DATE AND LESS THAN THE GUARANTEED ANNUAL INCOME

Each contract year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the contract value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any contract year are less than the GAI or RMD, the additional amount may not be carried forward to future contract years.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on contract year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a contract year exceeds the highest of the RMD for either of the two calendar years occurring in that contract year or the GAI for that contract year, then the GWB and GAI would be recalculated, as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income". If your contract year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.

Assume an IRA with a contract year of April 1 to March 31, and that there are no withdrawals other than as described. The GAI for the 2006 contract year ending March 31, 2007 is $5,000. The RMDs for calendar years 2006 and 2007 are $6,000 and $8,000, respectively. If the owner withdraws $1,500 in each of the quarters of calendar year 2006 and $2,000 in the first quarter of 2007, then the owner will have withdrawn $6,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that contract year, the GAI would not be recalculated.

Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2007, the owner takes a withdrawal of $4,000 in the first quarter of 2007. In that case, the owner will have withdrawn $8,500 for the 2006 contract year. Since the sum of the owner's withdrawals for the 2006 contract year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that contract year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled "Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income".

WITHDRAWALS AFTER THE BENEFIT DATE IN EXCESS OF THE GUARANTEED ANNUAL INCOME

Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one contract year, will cause both the GWB and GAI to be recalculated as follows:

The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GWB immediately prior to the excess portion of the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:

   (a) is the GAI prior to the withdrawal,

   (b) is the excess portion of the withdrawal amount, and

   (c) is the contract value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the contract value, the greater the reduction in GWB.

Please see Appendix H for examples of how withdrawals impact the benefit.

GUARANTEED WITHDRAWAL BENEFIT RESET

Beginning with the first contract anniversary following the effective date of the option and every year thereafter prior to the youngest Designated Life's 86/th/ birthday, the GWB will automatically be reset to your current contract value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.

In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the "percentage of GAI" option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.

On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Joint to new customers is higher than the rider charge that currently applies to your GLWB II-Joint rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Joint riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Joint riders which have a GWB reset on that date.

YOU MAY ELECT TO DECLINE THE AUTOMATIC GWB RESET. IF YOU CHOOSE TO DO SO, YOUR GLWB II-JOINT RIDER CHARGE WILL REMAIN THE SAME (I.E., THE RIDER CHARGE WILL NOT INCREASE). YOU WILL BE NOTIFIED IN WRITING AT LEAST 30 DAYS PRIOR TO THE AUTOMATIC GWB RESET DATE OF YOUR OPTION TO DECLINE THE AUTOMATIC GWB RESET. WE MUST RECEIVE YOUR WRITTEN NOTIFICATION TO DECLINE AN AUTOMATIC GWB RESET NO LESS THAN 7 CALENDAR DAYS PRIOR TO THE AUTOMATIC RESET DATE. ELECTING TO DECLINE AN AUTOMATIC GWB RESET WILL SERVE AS AN ELECTION TO CEASE ANY FUTURE AUTOMATIC GWB RESETS UNTIL WE RECEIVE A WRITTEN INSTRUCTION FROM YOU TO REINSTATE THE AUTOMATIC GWB RESET AT THE NEXT AUTOMATIC RESET DATE.

GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT

This optional benefit also provides an enhancement to the benefit if you don't take withdrawals from your contract for the first ten years you have the optional benefit. On each contract anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB amount on the date will be increased by 5% of the GWB prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will occur prior to the GWB reset on any contract anniversary where both are applicable.

Please see Appendix H for examples.

SUB-ACCOUNT ALLOCATION

While this rider is in effect, your full contract value must be allocated to an allocation "plan" or option approved by us. You may satisfy this requirement by using one of the following approved options:

(i) 100% allocation to one of the permitted Focused Portfolio Strategies:
    Conservative Growth, Income or Conservative Income; or

(ii)allocation to any combination of the permitted Ibbotson ETF Asset Allocation Portfolios: Balanced ETF Asset Allocation Portfolio; Income and Growth ETF Asset Allocation Portfolio or Conservative ETF Asset Allocation Portfolio.

The contract owner may elect to change from the current option to another approved option. If this rider is elected after the contract is issued, your contract value will be reallocated to the option you elected on the valuation date coincident with or next following the day the rider is effective. We reserve the right to add, delete or modify the required allocation options.

The Focused Portfolio Strategies are discussed in the section entitled "Focused Portfolio Strategies or Models" in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies the contract value will be automatically rebalanced each quarter according to the model you currently have chosen.

Each of the Ibbotson ETF Asset Allocation Portfolios is a Fund of Funds. Each portfolio invests in underlying exchange traded funds, also called "ETF's". The risks and objectives of each portfolio are described in detail in the Financial Investors Variable Insurance Trust prospectus which is part of the underlying funds prospectus. If you choose to allocate to more than one ETF Asset Allocation Portfolio, rebalancing is optional and must be elected by you.

Each Focused Portfolio Strategy or Model, and each ETF Asset Allocation Portfolio is designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against loss in a declining market.

EFFECT OF PAYMENT OF DEATH BENEFIT

If both Designated Lives die before the GWB is reduced to zero and there is contract value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.

Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary's life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional purchase payments may be made and no additional GWB Resets will occur. If the beneficiary elects to continue the GLWB II-Joint option, the charges for this option will continue to apply. If your beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary's life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Joint will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.

SPOUSAL CONTINUATION

If the Designated Life dies, the surviving spouse may elect to continue the contract and this rider under the following conditions:

   (a) the surviving spouse is also the Joint Designated Life, and

   (b) this rider is in effect at the time of the contract continuation

RIDER TERMINATION

Beginning seven contract years after the GLWB II-Joint effective date the contract owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable contract anniversary in a form satisfactory to us. The termination effective date will be on the contract anniversary date. Once cancelled the GLWB II-Joint may not be elected again until the next contract anniversary, subject to availability

The GLWB II-Joint option will automatically terminate at the earliest of the following:

  .  the date of termination or surrender of the contract; or

  .  any change to the Designated Lives after the GLWB II-Joint effective date;
     or

  . the annuity commencement date where all remaining contract value has been applied to provide annuity payments; or

  . the date any death benefits are paid as a lump sum under the terms of the contract; or

  . the date the GWB is reduced to zero following the death of both Designated Lives.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

AUTOMATIC PAYMENT PHASE

If the contract value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the contract owner or the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional purchase payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of both Designated Lives, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.

At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

ANNUITY PAYMENTS

On annuity commencement or when your contract reaches its maturity date, and if we have not agreed to an extension of the maturity date, your contract value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of contract value applied to provide annuity payments will be treated as a withdrawal from the contract.

If annuity payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a fixed annuity payment equivalent on an annual basis to your current GAI for the remainder of your life (or the joint owner or designated life, as applicable). This option will generally be more favorable when your remaining benefit value is greater than the current contract value and you believe it is unlikely your contract value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

GENERAL INFORMATION

THE COMPANY -- MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

THE SEPARATE ACCOUNT -- VARIABLE ANNUITY ACCOUNT

We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The separate account is registered as a "unit investment trust" with the SEC under the Investment Company Act of 1940.

The variable annuity account has sub-accounts to which you may allocate purchase payments. Each sub-account invests in shares of a corresponding portfolio. Additional sub-accounts may be added at our discretion.

The assets of the variable annuity account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the variable annuity account is entirely independent of the investment performance of our general account, amounts in the guaranteed term account and our other separate accounts. All obligations under the contracts are our general corporate obligations.

The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

CHANGES TO THE SEPARATE ACCOUNT -- ADDITIONS, DELETIONS OR SUBSTITUTIONS

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the variable annuity account. If an investment in a portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another portfolio. Substitution may be with respect to existing accumulation values, future purchase payments or future annuity payments.

We also reserve the right to add, combine or remove any sub-accounts of the variable annuity account. Sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the sub-accounts of the variable annuity account. The addition of any investment option may be made available to existing contract owners on whatever basis we determine.

We also reserve the right, when permitted by law, to deregister the variable annuity account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the contract owners, and to combine the variable annuity account with one or more of our other separate accounts.

The portfolios serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the portfolio at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the portfolio at the same time, or (iii) participating qualified plans to invest in shares of the portfolio at the same time as one or more life insurance companies. Neither the portfolio nor Minnesota Life currently foresees any disadvantage, but if the portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the portfolio's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell portfolio shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

COMPENSATION PAID FOR THE SALE OF CONTRACTS

Securian Financial Services, Inc. ("Securian Financial"), an affiliate of Minnesota Life, is the principal underwriter of the contract. Securian Financial and other authorized broker-dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker-dealer. In the case of contracts sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus. The following is a list of broker-dealers that are affiliated with Minnesota Life:

       Securian Financial Services, Inc.
       CRI Securities, LLC
       H.Beck, Inc.

COMMISSIONS

Commissions paid to broker-dealers, and indirectly to registered representatives (including registered representatives of Securian Financial), will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the contract owner at the time the purchase payment generating the commission is paid, and whether annuity payments will begin within twelve months of the date the contract is issued. Subject to these factors, all broker-dealers are paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of purchase payments, an asset-based (or "trail") commission calculated as a percentage of contract value, or a combination of both. The maximum front-end base commission is 6.00% of purchase payments. We do not pay any additional compensation on the sale or exercise of any of the contract's optional benefit riders offered.

ADDITIONAL PAYMENTS

From time to time certain broker-dealers may receive additional cash payments. Subject to FINRA and other applicable rules, Minnesota Life (or its affiliates(s)) may also choose to make the following types of payments to help encourage the sale of its products.

 -----------------------------------------------------------------------------
 ADDITIONAL PAYMENT TYPE                DESCRIPTION OR EXAMPLES OF PAYMENT
 -----------------------------------------------------------------------------
 Payments for Access or Visibility      Access to registered representatives
                                        and/or broker dealers such as
                                        one-on-one wholesaler visits or
                                        attendance at national/regional sales
                                        meetings or similar events; inclusion
                                        of our products on a broker-dealer's
                                        "preferred list"; participation in or
                                        visibility at national and/or
                                        regional conferences; articles in
                                        broker-dealer or similar publications
                                        promoting our services or products
 -----------------------------------------------------------------------------
 Payments for Gifts & Entertainment     Occasional meals and/or
                                        entertainment, tickets to
                                        sporting/other events, and other
                                        gifts.
 -----------------------------------------------------------------------------
 Payments for Marketing Support         Joint marketing campaigns,
                                        broker-dealer event
                                        participation/advertising;
                                        sponsorship of broker-dealer sales
                                        contests or promotions in which
                                        participants (including registered
                                        representatives) receive prizes such
                                        as travel, awards, merchandise or
                                        other recognition
 -----------------------------------------------------------------------------
 Payments for Technical Type Support    Sales support through the provision
                                        of hardware, software, or links to
                                        our websites from broker-dealer
                                        websites and other expense allowance
                                        or reimbursement
 -----------------------------------------------------------------------------
 Payments for Training                  Educational, due diligence, sales or
                                        training seminars, conferences and
                                        programs, sales and service desk
                                        training, and/or client or prospect
                                        seminar sponsorships.
 -----------------------------------------------------------------------------

These additional payments may be either in the form of front-end commissions in excess of base commissions or in the form of marketing allowances not based on purchase payments or contract values. Additional payments are intended to provide further encouragement to broker-dealers to sell contracts, and are paid based on a determination by Minnesota Life and Securian Financial of a broker-dealer's ability and willingness to promote and market the contracts. In no event will total front-end commissions paid to broker-dealers in connection with sales of contracts exceed 7.50% of purchase payments (i.e., base commission plus additional payments).

A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to Minnesota Life. This allowance, which ranges from 0.10% to 0.16% is based on the dollar amount of new and subsequent purchase payments (but excludes transfers from other sub-accounts) allocated to the American Funds Insurance Series(R) sub-accounts available through the variable annuity contract.

A marketing allowance paid to a broker-dealer is not subject to any specified limit based on the purchase payments or contract values attributable to contracts sold by the broker-dealer. Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contact owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 7.50% of purchase payments.

NON-CASH COMPENSATION

In accordance with FINRA rules, on the sales of all insurance policies by registered representatives of Securian Financial either we or Securian Financial, will pay credits which allow those registered representatives who are responsible for the sales of the insurance products to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits also cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We will also pay to qualifying Securian Financial registered representatives additional amounts based on their production or persistency. Finally, qualifying registered representatives of Securian Financial are also eligible for financing arrangements, company-paid training, group health and/or life insurance benefits, retirement benefits, deferred compensation benefits and other benefits based on their contract with us. All of these programs are designed to encourage Securian Financial's registered representatives to sell Minnesota Life's products, including the contracts described in this Prospectus.

All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the contracts.

PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0% to 0.25% of fund assets held in the Separate Account.

In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund's investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life's aggregation of all contract owner purchase, redemption, and transfer requests within the sub-accounts of the separate account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the separate account aggregates such transactions through the separate account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of fund assets held in the separate account.

Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to Minnesota Life.

Minnesota Life considers profitability when determining the charges in the contract. In early contract years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later contract years. In general, Minnesota Life's profit will be greater the longer a contract is held and the greater a contract's investment return.

FIXED ACCOUNT(S) AND THE GUARANTEED TERM ACCOUNT

The Guaranteed Term Account is not available to contracts issued on or after June 1, 2011 (or such later date if approved later in your state).

The interests of contract owners arising from the allocation of purchase payments or the transfer of contract values to a fixed account or one of the guarantee periods of the guaranteed term account, are not registered under the Securities Act of 1933, nor is either registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required. In addition, the staff of the commission has not reviewed the disclosures in the prospectus relating to those. Disclosures relating to interests in these options however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

The guaranteed interest rate on new amounts allocated to the DCA Fixed Account or a guarantee period is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract. Once an interest rate is established for a guarantee period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.

The guaranteed term account is a separate account of Minnesota Life titled "Modified Guaranteed Annuity Fixed Separate Account". There are no units in this separate account. Amounts allocated to this separate account do not participate in the investment gain or loss in the separate account. Such gain or loss accrues solely to Minnesota Life. We retain the risk that the value of the assets in this separate account may drop below the reserves and other liabilities we must maintain. Should this occur, Minnesota Life may transfer assets from its general account to this separate account to make up the difference. Minnesota Life also reserves the right to transfer to its general account any assets of this separate account in excess of the required reserves and liabilities. We maintain assets in this separate account for other Minnesota Life annuities.

GUARANTEE PERIODS OF THE GUARANTEED TERM ACCOUNT. There are four guarantee periods of the guaranteed term account. These provide for the accumulation of interest at a guaranteed interest rate when held for three, five, seven and ten year periods. Minnesota Life may offer additional guarantee periods at its discretion. It also may at any time stop accepting new purchase payments, transfers or renewals for a particular guarantee period. The guaranteed term account is not available in all states.

Contract owners may allocate purchase payments, or make transfers from or to guarantee periods at any time prior to the annuity commencement date as long as the guarantee period for such allocation does not extend past the contract maturity date. Minnesota Life establishes a separate entry in the guaranteed term account for accounting and interest rate purposes each time the contract owner allocates or transfers amounts to the guaranteed term account guarantee period option.

RENEWALS. At the end of a guarantee period, the contract owner may establish a new guarantee period with the same guarantee period at the then current interest rate, select a different guaranteed term account guarantee period option or transfer the amounts to a variable annuity account option, or those amounts may be withdrawn from the contract (though such amounts withdrawn may be subject to a DSC and/or recapture as credit enhancement). You may make your election during the period 30 days immediately following the renewal date of each guarantee period without having the market value adjustment applied.

If the contract owner does not specify the guarantee period option desired at the time of renewal, Minnesota Life will automatically renew the funds held in that guarantee period option for the same duration at the newly established interest rate, provided, however, that we will select a period which does not extend beyond the maturity date or any previously elected annuitization date. The interest rate applicable to the new guarantee period may be higher or lower than the interest rate which was credited to the expired guarantee period. If, at the time of renewal, a guarantee period of the same duration is no longer available, Minnesota Life will select the next shortest available guarantee period. If no guarantee period of the guaranteed term account is available, we will allocate the funds to be renewed to the money market sub-account.

MARKET VALUE ADJUSTMENT. Amounts surrendered, withdrawn, transferred or applied to provide annuity payments from a guarantee period of the guaranteed term account prior to the renewal date may be subject to a market value adjustment. The market value adjustment may increase or decrease the amount of the guarantee period value which is being transferred, withdrawn or surrendered.

The market value adjustment will be calculated by multiplying the amount transferred, withdrawn, or surrendered by the market value adjustment factor. The market value adjustment factor is equal to:

                                    [GRAPHIC]


              (1+i)      (n/12)
        [---------------]       -1
          (1+j+0.0025)

where  i = Swap Rate for the week prior to the date of allocation into the guarantee term account for a maturity equal to the guarantee period.

       j = Swap Rate for the week prior to the date of surrender, withdrawal, transfer or application to provide annuity payments with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the guarantee period.

If a Swap Rate maturity is not available for the necessary period, we will determine the rate by linear interpolation based on the Swap Rates with maturity closest to the period being measured. If Swap Rates are no longer available we will use an appropriate rate approved by the insurance department of the state which has jurisdiction over the contract.

We guarantee that the amount of the market value adjustment will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate for the guarantee period.

There will be no market value adjustment in the following situations:

   (a) transfers, withdrawals, surrenders and amounts applied to provide annuity payments occurring within 30 days immediately following the renewal date of each guarantee period;

   (b) amounts payable as a death benefit; and

   (c) amounts withdrawn from the guaranteed term account to pay any annual maintenance fee, transfer charge or periodic charges if any, for optional benefit riders.

However, amounts withdrawn or surrendered may be subject to the deferred sales charge.

TRANSFERS. Prior to the annuity commencement date, the contract owner may transfer amounts between or among the guarantee periods of the guaranteed term account or from a guarantee period to the variable annuity account. The market value adjustment, if applicable, may increase or decrease the amount of the transfer. For further information regarding transfers, see the heading "Transfers" in this Prospectus.

The contract owner must specify the guarantee period from or to which a transfer is to be made.

WITHDRAWALS. The contract owner may make withdrawals of, or may surrender amounts held in guarantee periods of the guaranteed term account at any time prior to death and prior to the start of annuity payments. Withdrawals from guarantee periods of the guaranteed term account will be made in the same manner and be subject to the same limitations as set forth under the heading "Withdrawals and Surrender" in this Prospectus. In addition, the following provisions apply to withdrawals from the guarantee periods of the guaranteed term account or other fixed accounts:

   (1) Minnesota Life reserves the right to defer payment of amounts withdrawn from guarantee periods of the guaranteed term account or other fixed accounts for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract);

   (2) if there are multiple investment entries under a guarantee period of the guaranteed term account, amounts will be withdrawn from such accounts on a first-in-first-out basis; and

   (3) the market value adjustment described above may apply to withdrawals from any guarantee period of the guarantee term account.

In the case of a contract surrender, the market value adjustment to each guarantee period option, if applicable, will be calculated using the full amount in that guarantee period option, and the amount of the adjustment will be added to or subtracted from such amount and paid to the owner. In the case of a withdrawal, the market value adjustment to each guarantee period option affected by the withdrawal will be calculated using the full amount to be taken from that guarantee period in order to provide the amount requested, after application of the adjustment and deduction of applicable charges, and the amount of the adjustment will be added to or subtracted from the contract value remaining after payment of the requested amount.

Withdrawals from the contract may also be subject to income tax and a 10% penalty tax. Retirement plan limitations may also apply. See the heading "Federal Tax Status", in this Prospectus.

VOTING RIGHTS

We will vote the portfolio shares held in the variable annuity account at shareholder meetings of the portfolios. We will vote shares attributable to contracts in accordance with instructions received from contract owners with voting interests in each sub-account of the variable annuity account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which a contract owner may provide instructions will be calculated separately for each sub-account of the variable annuity account. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.

During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the contract value of the contract attributable to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account.

During the annuity period the annuitant holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each sub-account of the variable annuity account by the net asset value per share of the portfolio shares held by that sub-account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.

We shall notify you or the annuitant of a portfolio shareholders' meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

FEDERAL TAX STATUS

INTRODUCTION

Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). The contract may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Sections 401(a), 403(b), 408(b), 408A or 457 of the Code ("Tax Qualified Accounts"). This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008. The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary(ies) may depend on the tax status of the individual concerned. It is also important to consider that current federal law does not recognize same-sex marriages, civil unions or domestic partnerships which may be recognized under the laws of certain states. This means that the tax treatment available to opposite-sex spouses may not be available to same-sex partners. You should consult your tax advisor about these issues if you are in a same sex marriage, civil union or domestic partnership.

There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stock, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the premiums paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the owner may be entitled to reduced tax rates applicable to long term capital gains.

For variable annuity contracts, increases in contract values attributable to dividends and interest from underlying investment funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal or contract surrender, or annuity payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the owner to determine the timing of the receipt of taxable income. Note, however, that variable annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.

This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax adviser.

TAXATION OF MINNESOTA LIFE AND THE VARIABLE ANNUITY ACCOUNT

We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the variable annuity account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the variable annuity account or on capital gains arising from the variable annuity account's activities. The variable annuity account is not taxed as a "regulated investment company" under the Code and we do not anticipate any change in that tax status.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

TAXATION OF ANNUITY CONTRACTS IN GENERAL

Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity:
(i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

If you do not annuitize your nonqualified contract on or before the maturity date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the contract value each year from the inception of the contract or the entire increase in the contract value would be taxable in the year you reach the maturity date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the variable annuity account to be "adequately diversified" in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to annuity contracts which are held under a plan described in Sections 401(a), 403(a), 403(b), 408, 408A or 457(b) of the Code.

The variable annuity account, through the fund portfolios, intends to comply with the diversification requirements prescribed in Regulations
Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Advantus Series Fund is an affiliate of ours, we do not control the Advantus Series Fund nor the investments of its portfolios. Nonetheless, we believe that each portfolio of the Advantus Series Fund in which the variable annuity account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the variable annuity account to be deemed to be "adequately diversified".

OWNERSHIP TREATMENT

In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the contract owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Annuity Account.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the "investment in the contract" (i.e., purchase payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a variable annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the investment in the contract. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.

In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.

TAXATION OF ANNUITY PAYMENTS

The taxable portion of an annuity payment is generally equal to the excess of the payment over the exclusion amount. In the case of a fixed annuity payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). The taxable portion of an annuity payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, annuity payments will be fully taxable.

TAXES PAYABLE ON OPTIONAL RIDERS

The GLWB, GMWB, GLWB II (Single or Joint) or Encore (Single or Joint) options provide benefits that are different from the usual benefits available under variable annuity contracts. If you elect one of these options, a contract owner or beneficiary may be allowed to take withdrawals under the option even after the contract value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes, then these withdrawals are generally included in the taxpayer's income.

TAXATION OF DEATH BENEFIT PROCEEDS

Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of a contract owner generally, are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or
(2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

MEDICARE TAX

Beginning in 2013, distribution from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or the entire taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax adviser for more information.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:

  .  where the taxpayer is 59 1/2 or older,

  .  where payment is made on account of the taxpayer's disability, or

  .  where payment is made by reason of the death of the owner, and

  .  in certain other circumstances.

The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For qualified plans, this exception to the 10% additional tax applies only if payments begin after separation from service.

For some types of qualified plans, other tax penalties may apply to certain distributions.

AGGREGATION OF CONTRACTS

For purposes of determining a contract owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

ASSIGNMENT OR PLEDGES

Transfers, assignments and certain designations of annuitants can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax advisor about its potential tax effects.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that:

   (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above will be considered satisfied with respect to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary", who must be a natural person, is the person designated by the owner as a beneficiary. If the owner's "designated beneficiary" is the surviving spouse of the owner, however, the contract may be continued with the surviving spouse as the new owner.

Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such contract provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Similar rules apply to qualified contracts.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax advisor with respect to legislative developments and their effect on the contract.

TAX QUALIFIED PROGRAMS

The contract is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

  .  contributions in excess of specified limits;

  .  distributions prior to age 59 1/2 (subject to certain exceptions);

  .  distributions that do not conform to specified minimum distribution rules;
     and

  .  other specified circumstances.

We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under the specific provisions of the Code governing the tax-qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax-qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax advisor regarding the suitability of the contract.

Any annuity contract that is part of a qualified retirement plan must comply with the required minimum distribution (RMD) provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your qualified retirement plan contract after annuity payments have begun after the required beginning date without violating of the RMD rules. We will notify any holder of a contract issued under a qualified plan who requests such a partial withdrawal of the effects of a withdrawal on the contract prior to processing the withdrawal.

For qualified plans under Sections 401(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant): (i) reaches age 70 1/2, or (ii) if later retires; and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner reaches age
70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the owner's death.

To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a qualified contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

In accordance with recent changes in laws and regulations RMDs must be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the contract value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.

WITHHOLDING

In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under
Section 457(b). Distributions which may not be rolled over are those which are:

  . one of a series of substantially equal annual (or more frequent) payments made:

    .   over the life or life expectancy of the employee,

    . over the joint lives or joint life expectancies of the employee and the employee's designated beneficiary, or

    .   for a specified period of ten years or more,

  .  a required minimum distribution,

  .  a hardship distribution, or

  .  the non-taxable portion of a distribution.

Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISOR

The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. The benefits and features of this contract, when owned by employer provided welfare benefit arrangements or other types of special purpose entities, may impact any unique tax aspects such arrangements or entities may enjoy. Special rules may apply to situations not discussed here. Should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information you should consult a tax advisor.

PERFORMANCE DATA

From time to time the variable annuity account may publish advertisements containing performance data relating to its sub-accounts. In the case of the money market portfolio, the variable annuity account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the portfolios first became available to the variable annuity account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying portfolios first became available to the variable annuity account under other contracts issued by us. The money market portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the variable annuity account are based on historical information of the portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the variable annuity account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying funds. More detailed information on the computations is set forth in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:
       General Information and History
       Distribution of Contract
       Performance
       Independent Registered Public Accounting Firm
       Registration Statement
       Financial Statements

RULE 12H-7 REPRESENTATION:

Minnesota Life, as depositor of the Variable Annuity Account, is relying upon the requirements set forth in Rule 12h-7 under the Securities Exchange Act of 1934 (the "Securities Exchange Act") to the extent necessary to avoid being subject to periodic reporting obligations under the Securities Exchange Act.

    APPENDIX A -- CONDENSED FINANCIAL INFORMATION AND FINANCIAL STATEMENTS

    The table below is designed to help you understand how the sub-account options have performed. It shows the value of a sub-account at the beginning and end of each period, as well as the number of sub-account units at the end of each period. A sub-account unit is also referred to as an ACCUMULATION UNIT. Each possible charge combination is reflected in the following tables. You should read the table in conjunction with the financial statements for the variable annuity account and the consolidated financial statements of Minnesota Life Insurance Company. The financial statements of the variable annuity account and the consolidated financial statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information.

1.85% Variable Account Charge

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.       $1.04       $1.12       9,400,906
                  2009.       $0.92       $1.04       9,018,635
                  2008.       $1.08       $0.92       6,972,110
                  2007.       $1.09(a)    $1.08       3,420,941
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.       $1.54       $1.91       2,131,799
                  2009.       $1.15       $1.54       2,102,240
                  2008.       $1.85       $1.15       1,828,279
                  2007.       $1.83(a)    $1.85         929,156
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $1.19       $1.34         254,942
                  2009.       $0.97       $1.19         495,104
                  2008.       $1.57       $0.97         439,628
                  2007.       $1.55(a)    $1.57         100,183
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.20       $1.34       2,347,081
                  2009.       $1.04       $1.20       2,019,202
                  2008.       $1.02       $1.04       1,753,277
                  2007.       $0.98(a)    $1.02         869,440
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $1.02       $1.00       2,656,270
                  2009.       $1.04       $1.02       2,508,234
                  2008.       $1.04       $1.04       3,280,001
                  2007.       $1.03(a)    $1.04         996,146
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.99       $1.04       1,670,501
                  2009.       $0.93       $0.99       1,740,149
                  2008.       $1.09       $0.93       1,333,016
                  2007.       $1.10(a)    $1.09         820,701
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.54       $1.95       1,408,128
                  2009.       $1.26       $1.54       1,365,113
                  2008.       $2.02       $1.26       1,021,358
                  2007.       $2.14(a)    $2.02         591,607
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.56       $0.57         147,008
                  2009...     $0.42       $0.56         117,988
                  2008...     $0.92       $0.42          80,478
                  2007...     $1.00(b)    $0.92           1,142
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $1.16       $1.30          82,544
                  2009...     $1.00       $1.16          49,840
                  2008...     $1.57       $1.00          56,418
                  2007...     $1.60(a)    $1.57          53,841



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
               AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                 2010..     $1.09       $1.24       1,283,629
                 2009..     $0.82       $1.09       1,371,080
                 2008..     $1.44       $0.82       1,389,386
                 2007..     $1.29(a)    $1.44       1,495,516
               AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                 2010..     $1.31       $1.45       1,248,731
                 2009..     $1.11       $1.31         819,785
                 2008..     $1.55       $1.11         642,279
                 2007..     $1.65(a)    $1.55         685,943
               AMERICAN CENTURY VP INFLATION PROTECTION
                SUB-ACCOUNT:
                 2010..     $1.09       $1.13       1,932,423
                 2009..     $1.01       $1.09         870,460
                 2008..     $1.05       $1.01         326,363
                 2007..     $1.00(b)    $1.05              --
               FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                 2010..     $1.51       $1.73         910,814
                 2009..     $1.13       $1.51         790,550
                 2008..     $2.02       $1.13         579,459
                 2007..     $1.89(a)    $2.02         420,637
               FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                 2010..     $1.19       $1.34       3,203,610
                 2009..     $0.93       $1.19       3,487,968
                 2008..     $1.66       $0.93       3,205,710
                 2007..     $1.70(a)    $1.66       2,040,589
               FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                 2010..     $1.02       $1.13       1,235,989
                 2009..     $0.72       $1.02         981,454
                 2008..     $0.98       $0.72         566,276
                 2007..     $1.00(b)    $0.98              --
               FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                 2010..     $2.00       $2.53         493,978
                 2009..     $1.46       $2.00         478,432
                 2008..     $2.46       $1.46         447,725
                 2007..     $2.38(a)    $2.46         323,094
               FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                 2010..     $1.17       $1.28         128,050
                 2009..     $0.92       $1.17         112,675
                 2008..     $1.43       $0.92         106,772
                 2007..     $1.46(a)    $1.43          88,480
               FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                 2010..     $0.76       $0.95         971,328
                 2009..     $0.60       $0.76         819,064
                 2008..     $0.91       $0.60         484,527
                 2007       $1.00(b)    $0.91              --

1.85% Variable Account Charge Continued

                          UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                          BEGINNING OF   AT END OF   OUTSTANDING AT
                             PERIOD        PERIOD     END OF PERIOD
                          -------------  ----------  ---------------
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $1.37        $1.72           72,540
                  2009...     $0.97        $1.37           83,690
                  2008...     $1.72        $0.97           93,779
                  2007...     $1.70(a)     $1.72           77,998
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010...     $1.29        $1.41          226,809
                  2009...     $1.05        $1.29          286,982
                  2008...     $1.69        $1.05          304,210
                  2007...     $1.68(a)     $1.69          213,000
                TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
                  2010...     $2.76        $3.19          395,934
                  2009...     $1.63        $2.76          414,316
                  2008...     $3.51        $1.63          430,606
                  2007...     $3.08(a)     $3.51          375,237
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010...     $1.00        $1.02          331,551
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010...     $0.72        $0.82          564,937
                  2009...     $0.58        $0.72          523,589
                  2008...     $0.94        $0.58        1,078,619
                  2007...     $1.00(b)     $0.94           59,475
                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010...     $0.84        $0.93        6,972,524
                  2009...     $0.72        $0.84        5,872,763
                  2008...     $0.97        $0.72        3,062,308
                  2007...     $1.00(b)     $0.97        1,303,752
                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010...     $0.98        $1.03        3,000,615
                  2009...     $0.93        $0.98        2,053,562
                  2008...     $1.01        $0.93          326,459
                  2007...     $1.00(b)     $1.01               --
                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010...     $0.77        $0.87        8,632,126
                  2009...     $0.64        $0.77        8,166,250
                  2008...     $0.95        $0.64        4,930,458
                  2007...     $1.00(b)     $0.95          294,248
                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010...     $0.91        $0.98        2,784,740
                  2009...     $0.82        $0.91        2,256,461
                  2008...     $0.99        $0.82        1,281,709
                  2007...     $1.00(b)     $0.99           55,425
                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010...     $1.04        $1.10           24,255
                  2009...     $0.80        $1.04           19,420
                  2008...     $1.32        $0.80            4,432
                  2007...     $1.33(a)     $1.32            2,549
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010...     $1.10        $1.24          116,907
                  2009...     $0.93        $1.10          117,731
                  2008...     $1.64        $0.93          110,809
                  2007...     $1.58(a)     $1.64          120,666
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010...     $1.29        $1.39           22,753
                  2009...     $1.03        $1.29           20,997
                  2008...     $1.50        $1.03           22,433
                  2007...     $1.48(a)     $1.50           26,674
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010...     $0.74        $0.93        1,347,281
                  2009...     $0.62        $0.74        1,190,641
                  2008...     $0.92        $0.62          643,996
                  2007...     $1.00(b)     $0.92               --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010.       $1.23       $1.44          29,064
                  2009.       $0.75       $1.23          23,774
                  2008.       $1.51       $0.75              --
                  2007.       $1.40(a)    $1.51              --
                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010.       $1.28       $1.45         298,508
                  2009.       $1.01       $1.28         142,645
                  2008.       $1.61       $1.01         150,584
                  2007.       $1.67(a)    $1.61         162,088
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.       $1.39       $1.53          64,322
                  2009.       $1.14       $1.39          58,160
                  2008.       $1.71       $1.14          40,513
                  2007.       $1.71(a)    $1.71          50,927
                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.       $0.74       $0.89          49,032
                  2009.       $0.54       $0.74          23,682
                  2008.       $0.95       $0.54              --
                  2007.       $1.00(b)    $0.95              --
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.       $2.14       $2.28       1,757,335
                  2009.       $1.74       $2.14       1,373,455
                  2008.       $2.39       $1.74       1,130,276
                  2007.       $1.00(a)    $2.39         465,822
                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.       $1.23       $1.41         194,586
                  2009.       $1.11       $1.23         127,539
                  2008.       $1.43       $1.11         100,711
                  2007.       $1.36(a)    $1.43          77,418
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.       $1.25       $1.49         155,186
                  2009.       $1.03       $1.25         132,657
                  2008.       $1.61       $1.03         109,088
                  2007.       $1.52(a)    $1.61          63,543
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.       $1.39       $1.60         987,896
                  2009.       $0.82       $1.39         960,531
                  2008.       $2.16       $0.82         678,009
                  2007.       $1.86(a)    $2.16         402,211
                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.17       $1.29       2,900,095
                  2009.       $0.94       $1.17       2,562,738
                  2008.       $1.50       $0.94       1,936,348
                  2007.       $1.34(a)    $1.50         797,318
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $1.95       $2.18       2,551,762
                  2009.       $1.45       $1.95       2,363,567
                  2008.       $2.56       $1.45       2,077,081
                  2007.       $2.42(a)    $2.56       1,216,238
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $1.44       $1.62         389,818
                  2009...     $1.16       $1.44         154,060
                  2008...     $2.04       $1.16         115,206
                  2007...     $1.83(a)    $2.04          91,529
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.54       $2.13         102,961
                  2009...     $1.11       $1.54         121,171
                  2008...     $2.17       $1.11         105,742
                  2007...     $2.13(a)    $2.17         100,786

1.85% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.27       $1.64         132,657
                  2009.       $0.88       $1.27          68,407
                  2008.       $1.41       $0.88          59,603
                  2007.       $1.35(a)    $1.41          47,504
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010.       $1.71       $1.89         336,023
                  2009.       $1.21       $1.71         319,605
                  2008.       $1.86       $1.21         233,774
                  2007.       $1.72(a)    $1.86         218,161
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.21       $1.53         382,147
                  2009.       $0.92       $1.21         353,335
                  2008.       $1.54       $0.92         349,259
                  2007.       $1.47(a)    $1.54         202,831
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.       $1.68       $2.09         785,593
                  2009.       $1.33       $1.68         874,321
                  2008.       $1.83       $1.33         909,211
                  2007.       $1.83(a)    $1.83         770,693
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.       $1.17       $1.37         126,636
                  2009.       $0.94       $1.17          65,537
                  2008.       $1.45       $0.94          69,266
                  2007.       $1.46(a)    $1.45          70,420
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.       $1.46       $1.55         652,728
                  2009.       $1.18       $1.46         604,197
                  2008.       $1.44       $1.18         466,476
                  2007.       $1.39(a)    $1.44          36,729
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.       $1.67       $1.75         661,934
                  2009.       $1.17       $1.67         619,981
                  2008.       $2.14       $1.17         501,406
                  2007.       $1.82(a)    $2.14         296,746
                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.       $3.04       $3.74       1,584,016
                  2009.       $1.73       $3.04       1,708,369
                  2008.       $3.69       $1.73       1,656,845
                  2007.       $3.29(a)    $3.69         758,652
                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.87       $0.99         825,211
                  2009...     $0.67       $0.87         624,891
                  2008...     $0.95       $0.67         363,631
                  2007...     $1.00(b)    $0.95              --
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010...     $1.21       $1.34       1,955,992
                  2009...     $0.89       $1.21       1,734,794
                  2008...     $1.44       $0.89       1,379,727
                  2007...     $1.38(a)    $1.44         328,150
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010...     $1.02       $1.30          47,400
                  2009...     $0.74       $1.02          44,667
                  2008...     $1.55       $0.74          42,583
                  2007...     $1.52(a)    $1.55          30,254
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010...     $1.44       $1.92         226,356
                  2009...     $0.90       $1.44         234,732
                  2008...     $1.52       $0.90         219,720
                  2007...     $1.56(a)    $1.52         290,095



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010.     $1.42       $1.56       4,296,375
                  2009.     $1.19       $1.42       3,774,474
                  2008.     $1.80       $1.19       2,707,792
                  2007.     $1.71(a)    $1.80         533,666
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010.     $0.69       $0.80         769,830
                  2009.     $0.41       $0.69         529,033
                  2008.     $0.97       $0.41         322,291
                  2007.     $1.00(b)    $0.97          41,100
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010.     $0.74       $0.89          67,503
                  2009.     $0.57       $0.74              --
                  2008.     $0.96       $0.57              --
                  2007.     $1.00(b)    $0.96              --
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010.     $1.18       $1.26          94,205
                  2009.     $0.83       $1.18         116,030
                  2008.     $1.56       $0.83         112,117
                  2007.     $1.50(a)    $1.56          72,807
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010.     $0.32       $0.36       2,140,367
                  2009.     $0.26       $0.32       2,437,730
                  2008.     $1.24       $0.26       1,732,983
                  2007.     $1.25(a)    $1.24         799,017
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010.     $0.74       $0.89          66,815
                  2009.     $0.55       $0.74          57,914
                  2008.     $0.91       $0.55          59,741
                  2007.     $1.00(b)    $0.91              --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $2.05       $2.30         181,214
                  2009.     $1.50       $2.05         157,626
                  2008.     $2.68       $1.50         120,375
                  2007.     $2.58(a)    $2.68         102,199
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01       1,503,971
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.03       2,854,454
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $1.11       $1.22         101,713
                  2009.     $0.87       $1.11         100,545
                  2008.     $1.61       $0.87         101,347
                  2007.     $1.68(a)    $1.61          96,496
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $1.11       $1.25           7,347
                  2009.     $0.87       $1.11           7,395
                  2008.     $1.45       $0.87           7,443
                  2007.     $1.52(a)    $1.45           7,492
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $1.43       $1.54         109,083
                  2009.     $1.17       $1.43         106,284
                  2008.     $2.12       $1.17         103,273
                  2007.     $2.06(a)    $2.12          95,570

1.85% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $1.24       $1.45        20,364
                  2009.     $0.96       $1.24         1,317
                  2008.     $1.59       $0.96         1,289
                  2007.     $1.53(a)    $1.59         1,310
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.34       $1.58        98,458
                  2009.     $0.83       $1.34        45,534
                  2008.     $1.34       $0.83         5,200
                  2007.     $1.28(a)    $1.34         5,134

2.00% Variable Account Charge

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.       $1.03       $1.11       3,384,835
                  2009.       $0.91       $1.03       3,184,996
                  2008.       $1.08       $0.91       2,793,183
                  2007.       $1.08(a)    $1.08         858,243
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.       $1.25       $1.55         773,755
                  2009.       $0.94       $1.25         795,684
                  2008.       $1.51       $0.94         694,066
                  2007.       $1.49(a)    $1.51         280,804
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $1.04       $1.17          14,589
                  2009.       $0.84       $1.04          14,857
                  2008.       $1.37       $0.84           6,854
                  2007.       $1.36(a)    $1.37              --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.19       $1.33         810,997
                  2009.       $1.03       $1.19         680,351
                  2008.       $1.01       $1.03         659,854
                  2007.       $0.98(a)    $1.01         166,984
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $1.02       $1.00         831,907
                  2009.       $1.04       $1.02         869,342
                  2008.       $1.04       $1.04       1,667,785
                  2007.       $1.03(a)    $1.04         182,647
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.98       $1.03         561,297
                  2009.       $0.93       $0.98         546,310
                  2008.       $1.09       $0.93         469,720
                  2007.       $1.10(a)    $1.09         142,102
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.24       $1.57         341,437
                  2009.       $1.02       $1.24         363,679
                  2008.       $1.63       $1.02         259,099
                  2007.       $1.73(a)    $1.63         105,952
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.57           9,104
                  2009...     $0.42       $0.55           7,758
                  2008...     $0.92       $0.42           5,442
                  2007...     $1.00(b)    $0.92              --
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $1.00       $1.11              --
                  2009...     $0.86       $1.00              --
                  2008...     $1.35       $0.86              --
                  2007...     $1.38(a)    $1.35              --



                          UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                          BEGINNING OF   AT END OF   OUTSTANDING AT
                             PERIOD        PERIOD     END OF PERIOD
                          -------------  ----------  ---------------
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.94        $1.07         156,847
                  2009...     $0.72        $0.94         178,737
                  2008...     $1.25        $0.72         210,206
                  2007...     $1.13(a)     $1.25         218,781
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $1.13        $1.26         281,498
                  2009...     $0.97        $1.13         187,074
                  2008...     $1.35        $0.97          80,254
                  2007...     $1.44(a)     $1.35         100,708
                AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
                  2010...     $1.09        $1.12         612,509
                  2009...     $1.01        $1.09         458,599
                  2008...     $1.05        $1.01          20,579
                  2007...     $1.00(b)     $1.05              --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $1.27        $1.46          74,185
                  2009...     $0.96        $1.27          46,123
                  2008...     $1.71        $0.96          26,488
                  2007...     $1.60(a)     $1.71          22,612
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010...     $1.02        $1.15         888,575
                  2009...     $0.80        $1.02         978,150
                  2008...     $1.43        $0.80         896,056
                  2007...     $1.46(a)     $1.43         354,662
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010...     $1.01        $1.13         497,058
                  2009...     $0.72        $1.01         462,667
                  2008...     $0.98        $0.72         293,705
                  2007...     $1.00(b)     $0.98              --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010...     $1.57        $1.97          44,779
                  2009...     $1.14        $1.57          40,402
                  2008...     $1.93        $1.14          25,694
                  2007...     $1.87(a)     $1.93           6,132
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $1.02        $1.12              --
                  2009...     $0.80        $1.02          17,687
                  2008...     $1.25        $0.80          17,804
                  2007...     $1.27(a)     $1.25          15,446
                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010...     $0.76        $0.95         368,589
                  2009...     $0.60        $0.76         342,832
                  2008...     $0.91        $0.60         181,647
                  2007...     $1.00(b)     $0.91              --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $1.09        $1.37          24,402
                  2009...     $0.78        $1.09          21,928
                  2008...     $1.38        $0.78           9,544
                  2007...     $1.36(a)     $1.38           9,039
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010...     $1.16        $1.26          37,497
                  2009...     $0.93        $1.16          22,473
                  2008...     $1.52        $0.93          21,991
                  2007...     $1.50(a)     $1.52          20,345
                TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
                  2010...     $2.08        $2.40          55,741
                  2009...     $1.23        $2.08          73,611
                  2008...     $2.66        $1.23          63,665
                  2007...     $2.33(a)     $2.66          47,354
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010...     $1.00        $1.02          91,271

2.00% Variable Account Charge Continued

                           UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                           BEGINNING OF  AT END OF  OUTSTANDING AT
                              PERIOD       PERIOD    END OF PERIOD
                           ------------- ---------- ---------------
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..       $0.72       $0.82          20,488
                  2009..       $0.58       $0.72           5,114
                  2008..       $0.94       $0.58              --
                  2007..       $1.00(b)    $0.94              --
                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010....     $0.84       $0.93       1,440,189
                  2009....     $0.72       $0.84       1,571,328
                  2008....     $0.97       $0.72         194,470
                  2007....     $1.00(b)    $0.97              --
                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.98       $1.03         146,329
                  2009....     $0.93       $0.98         143,123
                  2008....     $1.01       $0.93              --
                  2007....     $1.00(b)    $1.01              --
                IBBOTSON GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.77       $0.87       1,580,537
                  2009....     $0.64       $0.77       1,590,717
                  2008....     $0.95       $0.64         281,942
                  2007....     $1.00(b)    $0.95          67,566
                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.91       $0.97         548,654
                  2009....     $0.82       $0.91         655,601
                  2008....     $0.99       $0.82         531,235
                  2007....     $1.00(b)    $0.99           8,576
                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010....     $0.96       $1.01           3,495
                  2009....     $0.73       $0.96           3,523
                  2008....     $1.22       $0.73             313
                  2007....     $1.23(a)    $1.22              --
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010....     $0.93       $1.05           8,480
                  2009....     $0.78       $0.93           8,532
                  2008....     $1.39       $0.78          11,546
                  2007....     $1.34(a)    $1.39          12,571
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010....     $1.14       $1.22           2,950
                  2009....     $0.91       $1.14           2,977
                  2008....     $1.33       $0.91           3,004
                  2007....     $1.31(a)    $1.33              --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010....     $0.73       $0.92         499,675
                  2009....     $0.62       $0.73         474,705
                  2008....     $0.92       $0.62         257,103
                  2007....     $1.00(b)    $0.92              --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010....     $1.04       $1.22          20,613
                  2009....     $0.64       $1.04              --
                  2008....     $1.29       $0.64              --
                  2007....     $1.20(a)    $1.29              --
                INVESCO VAN KAMPEN V.I. COMSTOCK
                 SUB-ACCOUNT(N):
                  2010....     $1.09       $1.23          50,836
                  2009....     $0.87       $1.09           8,448
                  2008....     $1.37       $0.87           8,547
                  2007....     $1.43(a)    $1.37           7,777
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010....     $1.20       $1.32           6,505
                  2009....     $0.99       $1.20           6,557
                  2008....     $1.49       $0.99              --
                  2007....     $1.49(a)    $1.49              --



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT (P):
                  2010.     $0.74       $0.89              --
                  2009.     $0.54       $0.74              --
                  2008.     $0.95       $0.54              --
                  2007.     $1.00(b)    $0.95              --
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.     $2.12       $2.25         191,052
                  2009.     $1.73       $2.12         199,559
                  2008.     $2.37       $1.73         154,457
                  2007.     $1.96(a)    $2.37          29,701
                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.     $1.20       $1.38          22,531
                  2009.     $1.09       $1.20          25,240
                  2008.     $1.40       $1.09          10,573
                  2007.     $1.34(a)    $1.40           5,381
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.     $1.23       $1.46          12,262
                  2009.     $1.01       $1.23          22,623
                  2008.     $1.59       $1.01          10,552
                  2007.     $1.50(a)    $1.59              --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.     $1.38       $1.59         116,344
                  2009.     $0.81       $1.38          91,588
                  2008.     $2.15       $0.81          99,998
                  2007.     $1.85(a)    $2.15          44,059
                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.14       $1.26       1,156,344
                  2009.     $0.92       $1.14       1,068,932
                  2008.     $1.47       $0.92         845,299
                  2007.     $1.31(a)    $1.47         327,443
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.     $1.48       $1.66         728,114
                  2009.     $1.10       $1.48         686,211
                  2008.     $1.95       $1.10         564,746
                  2007.     $1.85(a)    $1.95         213,350
                IVY FUNDS VIP INTERNATIONAL GROWTH
                 SUB-ACCOUNT(E):
                  2010.     $1.36       $1.53          70,189
                  2009.     $1.10       $1.36          18,691
                  2008.     $1.93       $1.10           3,274
                  2007.     $1.74(a)    $1.93              --
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.09       $1.51          28,083
                  2009.     $0.79       $1.09          10,255
                  2008.     $1.55       $0.79              --
                  2007.     $1.52(a)    $1.55              --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.26       $1.63          18,254
                  2009.     $0.88       $1.26           4,627
                  2008.     $1.41       $0.88           4,664
                  2007.     $1.35(a)    $1.41              --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010.     $1.65       $1.82          83,175
                  2009.     $1.17       $1.65          21,751
                  2008.     $1.80       $1.17          20,345
                  2007.     $1.66(a)    $1.80          10,028
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.18       $1.50          59,944
                  2009.     $0.90       $1.18          60,455
                  2008.     $1.50       $0.90          70,581
                  2007.     $1.43(a)    $1.50          31,920

2.00% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.       $1.26       $1.56         170,397
                  2009.       $1.00       $1.26         184,128
                  2008.       $1.38       $1.00         207,524
                  2007.       $1.38(a)    $1.38         143,490
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.       $1.14       $1.33          22,101
                  2009.       $0.92       $1.14          26,765
                  2008.       $1.42       $0.92              --
                  2007.       $1.43(a)    $1.42              --
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.       $1.38       $1.46          79,083
                  2009.       $1.12       $1.38          70,723
                  2008.       $1.36       $1.12           6,243
                  2007.       $1.32(a)    $1.36           4,647
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.       $1.49       $1.55         134,649
                  2009.       $1.04       $1.49         137,467
                  2008.       $1.90       $1.04          96,752
                  2007.       $1.63(a)    $1.90           5,207
                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.       $2.34       $2.87         471,863
                  2009.       $1.33       $2.34         527,642
                  2008.       $2.85       $1.33         491,889
                  2007.       $2.54(a)    $2.85         151,044
                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.87       $0.98         303,952
                  2009...     $0.67       $0.87         282,828
                  2008...     $0.95       $0.67         159,475
                  2007...     $1.00(b)    $0.95              --
                MFS INVESTORS GROWTH STOCK SERIES
                 SUB-ACCOUNT:
                  2010...     $1.08       $1.19         795,160
                  2009...     $0.79       $1.08         740,119
                  2008...     $1.28       $0.79         636,539
                  2007...     $1.23(a)    $1.28         169,036
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010...     $0.83       $1.06              --
                  2009...     $0.60       $0.83              --
                  2008...     $1.27       $0.60              --
                  2007...     $1.24(a)    $1.27              --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010...     $1.15       $1.53           5,542
                  2009...     $0.72       $1.15           9,600
                  2008...     $1.21       $0.72          12,927
                  2007...     $1.25(a)    $1.21           5,835
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010...     $1.26       $1.38       1,649,943
                  2009...     $1.05       $1.26       1,560,282
                  2008...     $1.59       $1.05       1,164,061
                  2007...     $1.55(a)    $1.59         247,804
                MORGAN STANLEY UIF EMERGING MARKETS
                 EQUITY SUB-ACCOUNT(I):
                  2010...     $0.68       $0.80         223,181
                  2009...     $0.41       $0.68         166,570
                  2008...     $0.97       $0.41          48,859
                  2007...     $1.00(b)    $0.97              --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010...     $0.74       $0.89           8,312
                  2009...     $0.57       $0.74              --
                  2008...     $0.96       $0.57              --
                  2007...     $1.00(b)    $0.96              --



                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF    AT END OF   OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------
             OPPENHEIMER CAPITAL APPRECIATION/VA
              SUB-ACCOUNT:
               2010. $         1.01    $      1.08           9,885
               2009. $         0.71    $      1.01           7,509
               2008. $         1.34    $      0.71           6,458
               2007. $         1.29(a) $      1.34           6,899
             OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
               2010. $         0.30    $      0.33         637,999
               2009. $         0.24    $      0.30         685,473
               2008. $         1.15    $      0.24         617,967
               2007. $         1.17(a) $      1.15         173,766
             OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
              SUB-ACCOUNT:
               2010. $         0.74    $      0.89          20,191
               2009. $         0.55    $      0.74          20,389
               2008. $         0.91    $      0.55          13,011
               2007. $         1.00(b) $      0.91              --
             PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
               2010. $         1.48    $      1.66           1,799
               2009. $         1.08    $      1.48           1,813
               2008. $         1.94    $      1.08              --
               2007. $         1.87(a) $      1.94              --
             PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
               2010. $         1.00    $      1.01          87,599
             PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
               2010. $         1.00    $      1.03         261,738
             PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
               2010. $         0.93    $      1.03           3,082
               2009. $         0.74    $      0.93           3,109
               2008. $         1.36    $      0.74           3,138
               2007. $         1.42(a) $      1.36              --
             PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
               2010. $         0.97    $      1.09              --
               2009. $         0.76    $      0.97              --
               2008. $         1.27    $      0.76              --
               2007. $         1.33(a) $      1.27              --
             PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
               2010. $         1.20    $      1.30          12,584
               2009. $         0.98    $      1.20          12,414
               2008. $         1.79    $      0.98          11,567
               2007. $         1.75(a) $      1.79          11,395
             PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
               2010. $         1.03    $      1.21              --
               2009. $         0.80    $      1.03              --
               2008. $         1.33    $      0.80              --
               2007. $         1.28(a) $      1.33              --
             PUTNAM VT VOYAGER SUB-ACCOUNT:
               2010. $         1.16    $      1.38           6,208
               2009. $         0.72    $      1.16              --
               2008. $         1.17    $      0.72              --
               2007. $         1.11(a) $      1.17              --
             2.10%Variable Account Charge

                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------
             ADVANTUS BOND SUB-ACCOUNT:
               2010. $         1.03    $      1.10         134,923
               2009. $         0.91    $      1.03          98,833
               2008. $         1.07    $      0.91         105,106
               2007. $         1.08(a) $      1.07         113,642

2.10%Variable Account Charge Continued

                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------
             ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
               2010. $         1.24    $      1.53          42,680
               2009. $         0.93    $      1.24          33,788
               2008. $         1.50    $      0.93          33,042
               2007. $         1.49(a) $      1.50          33,971
             ADVANTUS INDEX 500 SUB-ACCOUNT:
               2010. $         1.03    $      1.16              --
               2009. $         0.84    $      1.03              --
               2008. $         1.36    $      0.84              --
               2007. $         1.35(a) $      1.36              --
             ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
               2010. $         1.18    $      1.32           9,863
               2009. $         1.03    $      1.18           2,857
               2008. $         1.01    $      1.03           2,544
               2007. $         0.98(a) $      1.01           3,977
             ADVANTUS MONEY MARKET SUB-ACCOUNT:
               2010. $         1.01    $      0.99          21,977
               2009. $         1.03    $      1.01          16,618
               2008. $         1.03    $      1.03          17,214
               2007. $         1.03(a) $      1.03          19,078
             ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
               2010. $         0.98    $      1.02           8,224
               2009. $         0.92    $      0.98           1,669
               2008. $         1.08    $      0.92           1,381
               2007. $         1.10(a) $      1.08           1,789
             ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
               2010. $         1.24    $      1.56          18,095
               2009. $         1.01    $      1.24          15,013
               2008. $         1.62    $      1.01          12,695
               2007. $         1.72(a) $      1.62          13,331
             ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
               2010. $         0.55    $      0.57              --
               2009. $         0.42    $      0.55              --
               2008. $         0.92    $      0.42              --
               2007. $         1.00(b) $      0.92              --
             AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
               2010. $         0.99    $      1.11              --
               2009. $         0.86    $      0.99              --
               2008. $         1.35    $      0.86              --
               2007. $         1.38(a) $      1.35              --
             AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
               2010. $         0.94    $      1.06          72,531
               2009. $         0.71    $      0.94          67,151
               2008. $         1.24    $      0.71          66,653
               2007. $         1.12(a) $      1.24          63,723
             AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
               2010. $         1.13    $      1.25          59,683
               2009. $         0.96    $      1.13          43,316
               2008. $         1.34    $      0.96          42,304
               2007. $         1.44(a) $      1.34           42,94
             AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
               2010. $         1.09    $      1.12          18,580
               2009. $         1.01    $      1.09              --
               2008. $         1.05    $      1.01              --
               2007. $         1.00(b) $      1.05              --
             FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
               2010. $         1.27    $      1.45           2,155
               2009. $         0.95    $      1.27           2,199
               2008. $         1.70    $      0.95           2,392
               2007. $         1.59(a) $      1.70           1,949
             FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
               2010. $         1.01    $      1.14          58,851
               2009. $         0.80    $      1.01          51,942
               2008. $         1.42    $      0.80          50,336
               2007. $         1.46(a) $      1.42          47,242



                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------
             FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
               2010. $         1.01    $      1.12          10,476
               2009. $         0.72    $      1.01              --
               2008. $         0.98    $      0.72              --
               2007. $         1.00(b) $      0.98              --
             FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
               2010. $         1.56    $      1.96             763
               2009. $         1.14    $      1.56             857
               2008. $         1.92    $      1.14             964
               2007. $         1.86(a) $      1.92             825
             FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
               2010. $         1.01    $      1.11              --
               2009. $         0.80    $      1.01              --
               2008. $         1.24    $      0.80              --
               2007. $         1.27(a) $      1.24              --
             FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
               2010. $         0.75    $      0.95           5,470
               2009. $         0.60    $      0.75              --
               2008. $         0.91    $      0.60              --
               2007. $         1.00(b) $      0.91              --
             FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-ACCOUNT:
               2010. $         1.09    $      1.36              --
               2009. $         0.77    $      1.09              --
               2008. $         1.37    $      0.77              --
               2007. $         1.36(a) $      1.37              --
             MUTUAL SHARES SECURITIES SUB-ACCOUNT:
               2010. $         1.15    $      1.25              --
               2009. $         0.93    $      1.15              --
               2008. $         1.51    $      0.93              --
               2007. $         1.50(a) $      1.51              --
             TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
               2010. $         2.07    $      2.39          14,293
               2009. $         1.23    $      2.07          13,571
               2008. $         2.65    $      1.23          14,845
               2007. $         2.32(a) $      2.65          13,112
             GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
               2010. $         1.00    $      1.01              --
             IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
              SUB-ACCOUNT:
               2010. $         0.72    $      0.82              --
               2009. $         0.58    $      0.72              --
               2008. $         0.94    $      0.58              --
               2007. $         1.00(b) $      0.94              --
             IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
               2010. $         0.84    $      0.92              --
               2009. $         0.72    $      0.84              --
               2008. $         0.97    $      0.72              --
               2007. $         1.00(b) $      0.97              --
             IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
              SUB-ACCOUNT:
               2010. $         0.98    $      1.03              --
               2009. $         0.93    $      0.98              --
               2008. $         1.01    $      0.93              --
               2007. $         1.00(b) $      1.01              --
             IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
               2010. $         0.77    $      0.86              --
               2009. $         0.64    $      0.77              --
               2008. $         0.95    $      0.64              --
               2007. $         1.00(b) $      0.95              --
             IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
              SUB-ACCOUNT:
               2010. $         0.90    $      0.97              --
               2009. $         0.82    $      0.90              --
               2008. $         0.99    $      0.82              --
               2007. $         1.00(b) $      0.99              --

2.10%Variable Account Charge Continued

                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------
             INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
               2010. $         0.95    $      1.01              --
               2009. $         0.73    $      0.95              --
               2008. $         1.21    $      0.73              --
               2007. $         1.23(a) $      1.21              --
             INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
               2010. $         0.92    $      1.04              --
               2009. $         0.78    $      0.92              --
               2008. $         1.39    $      0.78              --
               2007. $         1.34(a) $      1.39              --
             INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
               2010. $         1.13    $      1.21              --
               2009. $         0.90    $      1.13              --
               2008. $         1.33    $      0.90              --
               2007. $         1.31(a) $      1.33              --
             INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
               2010. $         0.73    $      0.92           5,641
               2009. $         0.62    $      0.73              --
               2008. $         0.92    $      0.62              --
               2007. $         1.00(b) $      0.92              --
             INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
              SUB-ACCOUNT(B) (M):
               2010. $         1.04    $      1.21              --
               2009. $         0.64    $      1.04              --
               2008. $         1.28    $      0.64              --
               2007. $         1.19(a) $      1.28              --
             INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
               2010. $         1.08    $      1.23           3,180
               2009. $         0.86    $      1.08           3,219
               2008. $         1.37    $      0.86           3,318
               2007. $         1.42(a) $      1.37           3,022
             INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
              SUB-ACCOUNT(O):
               2010. $         1.19    $      1.31              --
               2009. $         0.98    $      1.19              --
               2008. $         1.48    $      0.98              --
               2007. $         1.48(a) $      1.48              --
             INVESCO VAN KAMPEN V.I. MID CAP VALUE SUB-ACCOUNT(P):
               2010. $         0.74    $      0.88              --
               2009. $         0.54    $      0.74              --
               2008. $         0.95    $      0.54              --
               2007. $         1.00(b) $      0.95              --
             IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
               2010. $         2.10    $      2.24              --
               2009. $         1.72    $      2.10              --
               2008. $         2.36    $      1.72              --
               2007. $         1.96(a) $      2.36              --
             IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
               2010. $         1.20    $      1.37              --
               2009. $         1.08    $      1.20              --
               2008. $         1.40    $      1.08              --
               2007. $         1.34(a) $      1.40              --
             IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
               2010. $         1.22    $      1.45              --
               2009. $         1.01    $      1.22              --
               2008. $         1.58    $      1.01              --
               2007. $         1.50(a) $      1.58              --
             IVY FUNDS VIP GLOBAL NATURAL RESOURCES
              SUB-ACCOUNT(E):
               2010. $         1.38    $      1.58              --
               2009. $         0.81    $      1.38              --
               2008. $         2.15    $      0.81              --
               2007. $         1.85(a) $      2.15              --
             IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
               2010. $         1.13    $      1.25          81,900
               2009. $         0.91    $      1.13          61,833
               2008. $         1.46    $      0.91          60,416
               2007. $         1.31(a) $      1.46          61,052



                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------
             IVY FUNDS VIP INTERNATIONAL CORE EQUITY
              SUB-ACCOUNT(E) (H):
               2010. $         1.47    $      1.65          51,786
               2009. $         1.10    $      1.47          38,987
               2008. $         1.94    $      1.10          40,207
               2007. $         1.84(a) $      1.94          38,385
             IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
               2010. $         1.36    $      1.52              --
               2009. $         1.09    $      1.36              --
               2008. $         1.93    $      1.09              --
               2007. $         1.73(a) $      1.93              --
             IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
               2010. $         1.09    $      1.50              --
               2009. $         0.79    $      1.09              --
               2008. $         1.54    $      0.79              --
               2007. $         1.51(a) $      1.54              --
             IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
               2010. $         1.26    $      1.62              --
               2009. $         0.88    $      1.26              --
               2008. $         1.40    $      0.88              --
               2007. $         1.35(a) $      1.40              --
             IVY FUNDS VIP SCIENCE AND TECHNOLOGY
              SUB-ACCOUNT(E):
               2010. $         1.64    $      1.81              --
               2009. $         1.16    $      1.64              --
               2008. $         1.79    $      1.16              --
               2007. $         1.66(a) $      1.79              --
             IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
               2010. $         1.18    $      1.48           4,548
               2009. $         0.89    $      1.18           3,571
               2008. $         1.50    $      0.89           3,640
               2007. $         1.43(a) $      1.50           3,412
             IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
               2010. $         1.25    $      1.55          20,952
               2009. $         0.99    $      1.25          20,005
               2008. $         1.37    $      0.99          20,376
               2007. $         1.38(a) $      1.37          21,171
             IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
               2010. $         1.13    $      1.32              --
               2009. $         0.91    $      1.13              --
               2008. $         1.41    $      0.91              --
               2007. $         1.42(a) $      1.41              --
             JANUS ASPEN: BALANCED SUB-ACCOUNT:
               2010. $         1.37    $      1.45              --
               2009. $         1.11    $      1.37              --
               2008. $         1.35    $      1.11              --
               2007. $         1.31(a) $      1.35              --
             JANUS ASPEN: FORTY SUB-ACCOUNT:
               2010. $         1.48    $      1.54           1,100
               2009. $         1.03    $      1.48           1,029
               2008. $         1.90    $      1.03           1,194
               2007. $         1.62(a) $      1.90             947
             JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
               2010. $         2.33    $      2.85          16,920
               2009. $         1.33    $      2.33          12,926
               2008. $         2.84    $      1.33          15,002
               2007. $         2.53(a) $      2.84          13,243
             JANUS ASPEN: PERKINS MID CAP VALUE
              SUB-ACCOUNT(D):
               2010. $         0.87    $      0.98           5,084
               2009. $         0.67    $      0.87              --
               2008. $         0.95    $      0.67              --
               2007. $         1.00(b) $      0.95              --
             MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
               2010. $         1.07    $      1.18           9,089
               2009. $         0.79    $      1.07              --
               2008. $         1.28    $      0.79              --
               2007. $         1.23(a) $      1.28              --

2.10%Variable Account Charge Continued

                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------

             MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
               2010. $         0.83    $      1.05              --
               2009. $         0.60    $      0.83              --
               2008. $         1.26    $      0.60              --
               2007. $         1.23(a) $      1.26              --

             MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
               2010. $         1.14    $      1.52              --
               2009. $         0.71    $      1.14              --
               2008. $         1.21    $      0.71              --
               2007. $         1.24(a) $      1.21              --

             MFS VALUE SERIES SUB-ACCOUNT:
               2010. $         1.25    $      1.37          22,395
               2009. $         1.05    $      1.25              --
               2008. $         1.59    $      1.05              --
               2007. $         1.54(a) $      1.59              --

             MORGAN STANLEY UIF EMERGING MARKETS EQUITY
              SUB-ACCOUNT(I):
               2010. $         0.68    $      0.79           6,112
               2009. $         0.41    $      0.68              --
               2008. $         0.97    $      0.41              --
               2007. $         1.00(b) $      0.97              --

             NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
              SUB-ACCOUNT:
               2010. $         0.73    $      0.88              --
               2009. $         0.57    $      0.73              --
               2008. $         0.96    $      0.57              --
               2007. $         1.00(b) $      0.96              --

             OPPENHEIMER CAPITAL APPRECIATION/VA
              SUB-ACCOUNT:
               2010. $         1.00    $      1.07              --
               2009. $         0.71    $      1.00              --
               2008. $         1.34    $      0.71              --
               2007. $         1.28(a) $      1.34              --

             OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
               2010. $         0.30    $      0.33          62,388
               2009. $         0.24    $      0.30          63,257
               2008. $         1.15    $      0.24          33,838
               2007. $         1.16(a) $      1.15          29,334

             OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
              SUB-ACCOUNT:
               2010. $         0.74    $      0.89              --
               2009. $         0.55    $      0.74              --
               2008. $         0.91    $      0.55              --
               2007. $         1.00(b) $      0.91              --

             PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
               2010. $         1.47    $      1.65             865
               2009. $         1.08    $      1.47             866
               2008. $         1.93    $      1.08             953
               2007. $         1.86(a) $      1.93             776

             PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
               2010. $         1.00    $      1.01              --

             PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
               2010. $         1.00    $      1.03              --

             PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
               2010. $         0.93    $      1.02              --
               2009. $         0.73    $      0.93              --
               2008. $         1.35    $      0.73              --
               2007. $         1.41(a) $      1.35              --

             PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
               2010. $         0.96    $      1.08              --
               2009. $         0.76    $      0.96              --
               2008. $         1.26    $      0.76              --
               2007. $         1.33(a) $      1.26              --



                       UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                       BEGINNING OF     AT END OF  OUTSTANDING AT
                          PERIOD         PERIOD     END OF PERIOD
                     -------------     ----------  ---------------

             PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
               2010. $         1.19    $      1.29              --
               2009. $         0.98    $      1.19              --
               2008. $         1.78    $      0.98              --
               2007. $         1.74(a) $      1.78              --

             PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
               2010. $         1.03    $      1.20              --
               2009. $         0.79    $      1.03              --
               2008. $         1.32    $      0.79              --
               2007. $         1.28(a) $      1.32              --

             PUTNAM VT VOYAGER SUB-ACCOUNT:
               2010. $         1.15    $      1.37              --
               2009. $         0.72    $      1.15              --
               2008. $         1.17    $      0.72              --
               2007. $         1.11(a) $      1.17              --

2.20% Variable Account Charge

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.       $1.02       $1.09        759,060
                  2009.       $0.90       $1.02        737,050
                  2008.       $1.07       $0.90        657,346
                  2007.       $1.08(a)    $1.07        505,958
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.       $1.24       $1.52        199,119
                  2009.       $0.93       $1.24        202,874
                  2008.       $1.49       $0.93        167,401
                  2007.       $1.48(a)    $1.49        106,909
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $1.03       $1.15        144,323
                  2009.       $0.83       $1.03        146,683
                  2008.       $1.36       $0.83        120,251
                  2007.       $1.35(a)    $1.36        108,598
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.18       $1.31        187,699
                  2009.       $1.03       $1.18        171,596
                  2008.       $1.01       $1.03        108,131
                  2007.       $0.98(a)    $1.01         58,648
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $1.01       $0.99        120,013
                  2009.       $1.03       $1.01        149,535
                  2008.       $1.03       $1.03        170,394
                  2007.       $1.02(a)    $1.03        294,351
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.97       $1.02        435,888
                  2009.       $0.92       $0.97        418,423
                  2008.       $1.08       $0.92        313,391
                  2007.       $1.09(a)    $1.08        384,591
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.23       $1.55        177,584
                  2009.       $1.01       $1.23        190,946
                  2008.       $1.62       $1.01        141,945
                  2007.       $1.71(a)    $1.62        114,970
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.56         72,248
                  2009...     $0.42       $0.55             --
                  2008...     $0.92       $0.42             --
                  2007...     $1.00(b)    $0.92             --

2.20% Variable Account Charge Continued

                          UNIT VALUE AT   UNIT VALUE  NUMBER OF UNITS
                          BEGINNING OF    AT END OF   OUTSTANDING AT
                             PERIOD         PERIOD     END OF PERIOD
                           -------------  ----------  ---------------
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $0.99         $1.10              --
                  2009...     $0.86         $0.99              --
                  2008...     $1.34         $0.86              --
                  2007...     $1.37(a)      $1.34              --
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.93         $1.06         207,947
                  2009...     $0.71         $0.93         215,559
                  2008...     $1.24         $0.71         230,223
                  2007...     $1.12(a)      $1.24         271,613
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $1.12         $1.24          50,623
                  2009...     $0.96         $1.12          37,979
                  2008...     $1.34         $0.96          15,058
                  2007...     $1.43(a)      $1.34          23,001
                AMERICAN CENTURY VP INFLATION PROTECTION SUB-
                 ACCOUNT:
                  2010...     $1.09         $1.12          74,309
                  2009...     $1.01         $1.09          48,057
                  2008...     $1.05         $1.01          14,885
                  2007...     $1.00(b)      $1.05              --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $1.26         $1.44         108,894
                  2009...     $0.95         $1.26         114,796
                  2008...     $1.69         $0.95          90,810
                  2007...     $1.59(a)      $1.69         112,219
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010...     $1.01         $1.13         431,986
                  2009...     $0.79         $1.01         453,230
                  2008...     $1.42         $0.79         409,741
                  2007...     $1.45(a)      $1.42         349,390
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010...     $1.01         $1.12          97,175
                  2009...     $0.72         $1.01          84,410
                  2008...     $0.98         $0.72          44,257
                  2007...     $1.00(b)      $0.98              --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010...     $1.55         $1.95          75,089
                  2009...     $1.13         $1.55          78,008
                  2008...     $1.92         $1.13          65,540
                  2007...     $1.85(a)      $1.92          79,472
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $1.01         $1.10              --
                  2009...     $0.79         $1.01              --
                  2008...     $1.24         $0.79              --
                  2007...     $1.26(a)      $1.24              --

                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010...     $0.75         $0.94          78,741
                  2009...     $0.60         $0.75          78,455
                  2008...     $0.91         $0.60          47,773
                  2007...     $1.00(b)      $0.91              --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES SUB-
                 ACCOUNT:
                  2010...     $1.08         $1.35           4,395
                  2009...     $0.77         $1.08           4,896
                  2008...     $1.37         $0.77           9,410
                  2007...     $1.35(a)      $1.37           9,580
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010...     $1.14         $1.24           2,498
                  2009...     $0.93         $1.14           2,455
                  2008...     $1.50         $0.93           2,548
                  2007...     $1.49(a)      $1.50           2,389
                TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
                  2010...     $2.06         $2.37          36,432
                  2009...     $1.22         $2.06          18,579
                  2008...     $2.64         $1.22          20,059
                  2007...     $2.31(a)      $2.64          24,749



                           UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                           BEGINNING OF  AT END OF  OUTSTANDING AT
                              PERIOD       PERIOD    END OF PERIOD
                           ------------- ---------- ---------------
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010..       $1.00       $1.01         21,597
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..       $0.72       $0.82        101,289
                  2009..       $0.58       $0.72             --
                  2008..       $0.94       $0.58             --
                  2007..       $1.00(b)    $0.94             --
                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010....     $0.84       $0.92         16,404
                  2009....     $0.72       $0.84             --
                  2008....     $0.97       $0.72             --
                  2007....     $1.00(b)    $0.97             --
                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.98       $1.02         78,202
                  2009....     $0.93       $0.98         79,022
                  2008....     $1.01       $0.93         55,033
                  2007....     $1.00(b)    $1.01             --
                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010....     $0.77       $0.86             --
                  2009....     $0.63       $0.77             --
                  2008....     $0.95       $0.63             --
                  2007....     $1.00(b)    $0.95             --
                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.90       $0.97        325,845
                  2009....     $0.82       $0.90        329,119
                  2008....     $0.99       $0.82        361,147
                  2007....     $1.00(b)    $0.99         29,053
                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010....     $0.95       $1.00         15,685
                  2009....     $0.73       $0.95         14,689
                  2008....     $1.21       $0.73         15,505
                  2007....     $1.22(a)    $1.21         14,582
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010....     $0.92       $1.03             --
                  2009....     $0.77       $0.92             --
                  2008....     $1.38       $0.77             --
                  2007....     $1.33(a)    $1.38             --
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010....     $1.13       $1.20             --
                  2009....     $0.90       $1.13             --
                  2008....     $1.32       $0.90             --
                  2007....     $1.30(a)    $1.32             --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010....     $0.73       $0.92         96,164
                  2009....     $0.62       $0.73        101,886
                  2008....     $0.92       $0.62         74,023
                  2007....     $1.00(b)    $0.92             --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010....     $1.03       $1.21             --
                  2009....     $0.64       $1.03          5,318
                  2008....     $1.28       $0.64             --
                  2007....     $1.19(a)    $1.28             --
                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010....     $1.08       $1.22         19,967
                  2009....     $0.86       $1.08         16,626
                  2008....     $1.36       $0.86         25,407
                  2007....     $1.42(a)    $1.36         34,682

2.20% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.       $1.19       $1.30             --
                  2009.       $0.98       $1.19             --
                  2008.       $1.47       $0.98             --
                  2007.       $1.48(a)    $1.47             --

                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.       $0.74       $0.88             --
                  2009.       $0.54       $0.74             --
                  2008.       $0.95       $0.54             --
                  2007.       $1.00(b)    $0.95             --

                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.       $2.09       $2.22        119,550
                  2009.       $1.71       $2.09         92,101
                  2008.       $2.35       $1.71         58,844
                  2007.       $1.95(a)    $2.35         74,510

                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.       $1.19       $1.36         63,967
                  2009.       $1.07       $1.19         65,581
                  2008.       $1.39       $1.07         18,559
                  2007.       $1.33(a)    $1.39         21,747

                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.       $1.22       $1.44         15,509
                  2009.       $1.00       $1.22          4,815
                  2008.       $1.57       $1.00             --
                  2007.       $1.49(a)    $1.57             --

                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.       $1.37       $1.57         90,050
                  2009.       $0.81       $1.37         85,637
                  2008.       $2.14       $0.81         78,003
                  2007.       $1.85(a)    $2.14         52,690

                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.13       $1.24        258,656
                  2009.       $0.91       $1.13        246,734
                  2008.       $1.46       $0.91        181,028
                  2007.       $1.30(a)    $1.46         98,129

                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $1.46       $1.63        301,851
                  2009.       $1.09       $1.46        295,052
                  2008.       $1.94       $1.09        251,419
                  2007.       $1.83(a)    $1.94        198,766
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $1.35       $1.51         16,785
                  2009...     $1.09       $1.35          4,761
                  2008...     $1.92       $1.09          4,809
                  2007...     $1.72(a)    $1.92          4,857
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.08       $1.49          6,856
                  2009...     $0.78       $1.08          1,962
                  2008...     $1.54       $0.78             --
                  2007...     $1.51(a)    $1.54             --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.25       $1.61          8,464
                  2009...     $0.87       $1.25             --
                  2008...     $1.40       $0.87             --
                  2007...     $1.34(a)    $1.40             --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010...     $1.63       $1.79         21,905
                  2009...     $1.16       $1.63         19,111
                  2008...     $1.79       $1.16         15,764
                  2007...     $1.65(a)    $1.79         16,727



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.17       $1.47         59,982
                  2009.       $0.89       $1.17         64,108
                  2008.       $1.49       $0.89         59,606
                  2007.       $1.42(a)    $1.49         56,093
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.       $1.25       $1.54        103,068
                  2009.       $0.99       $1.25        119,622
                  2008.       $1.36       $0.99        118,531
                  2007.       $1.37(a)    $1.36        125,968
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.       $1.13       $1.31         60,934
                  2009.       $0.91       $1.13         82,744
                  2008.       $1.40       $0.91         74,495
                  2007.       $1.42(a)    $1.40         82,974
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.       $1.36       $1.44         18,088
                  2009.       $1.11       $1.36             --
                  2008.       $1.35       $1.11             --
                  2007.       $1.31(a)    $1.35             --
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.       $1.47       $1.53         58,388
                  2009.       $1.03       $1.47         64,980
                  2008.       $1.89       $1.03         61,502
                  2007.       $1.61(a)    $1.89         48,908
                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.       $2.31       $2.83        167,119
                  2009.       $1.32       $2.31        138,885
                  2008.       $2.83       $1.32        133,721
                  2007.       $2.52(a)    $2.83         79,477
                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.87       $0.98         63,448
                  2009...     $0.67       $0.87         55,518
                  2008...     $0.95       $0.67         38,836
                  2007...     $1.00(b)    $0.95             --
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010...     $1.07       $1.17        149,449
                  2009...     $0.78       $1.07        149,799
                  2008...     $1.27       $0.78        118,295
                  2007...     $1.22(a)    $1.27         32,151
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010...     $0.82       $1.04          7,574
                  2009...     $0.60       $0.82             --
                  2008...     $1.26       $0.60             --
                  2007...     $1.23(a)    $1.26             --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010...     $1.13       $1.51         32,654
                  2009...     $0.71       $1.13         27,808
                  2008...     $1.20       $0.71         30,899
                  2007...     $1.24(a)    $1.20         30,961
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010...     $1.25       $1.36        325,431
                  2009...     $1.04       $1.25        304,006
                  2008...     $1.58       $1.04        221,732
                  2007...     $1.54(a)    $1.58         45,491
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010...     $0.68       $0.79        115,581
                  2009...     $0.41       $0.68         35,764
                  2008...     $0.97       $0.41         15,120
                  2007...     $1.00(b)    $0.97             --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010...     $0.73       $0.88             --
                  2009...     $0.57       $0.73             --
                  2008...     $0.96       $0.57             --
                  2007...     $1.00(b)    $0.96             --

2.20% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010.     $1.00       $1.06             --
                  2009.     $0.71       $1.00             --
                  2008.     $1.33       $0.71          8,169
                  2007.     $1.28(a)    $1.33         10,329
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010.     $0.29       $0.33        505,645
                  2009.     $0.24       $0.29        550,644
                  2008.     $1.14       $0.24        404,527
                  2007.     $1.15(a)    $1.14        211,587
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010.     $0.73       $0.88             --
                  2009.     $0.55       $0.73             --
                  2008.     $0.90       $0.55             --
                  2007.     $1.00(b)    $0.90             --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $1.46       $1.64         21,399
                  2009.     $1.07       $1.46          1,127
                  2008.     $1.93       $1.07          6,559
                  2007.     $1.85(a)    $1.93         11,192
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01          8,794
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.03         71,063
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.92       $1.01         31,281
                  2009.     $0.73       $0.92         35,950
                  2008.     $1.35       $0.73         35,888
                  2007.     $1.41(a)    $1.35         31,545
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.96       $1.07             --
                  2009.     $0.75       $0.96             --
                  2008.     $1.26       $0.75             --
                  2007.     $1.32(a)    $1.26             --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $1.19       $1.28             --
                  2009.     $0.97       $1.19             --
                  2008.     $1.78       $0.97             --
                  2007.     $1.73(a)    $1.78          2,288
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $1.02       $1.19             --
                  2009.     $0.79       $1.02             --
                  2008.     $1.32       $0.79             --
                  2007.     $1.27(a)    $1.32             --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.15       $1.36         22,076
                  2009.     $0.72       $1.15             --
                  2008.     $1.16       $0.72             --
                  2007.     $1.11(a)    $1.16             --

                2.25% Variable Account Charge

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                ADVANTUS BOND SUB-ACCOUNT:
                  2010.     $1.02       $1.09        213,107
                  2009.     $0.90       $1.02        168,711
                  2008.     $1.07       $0.90        188,405
                  2007.     $1.07(a)    $1.07        225,144

                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.     $1.23       $1.52         74,996
                  2009.     $0.92       $1.23         46,823
                  2008.     $1.49       $0.92         46,135
                  2007.     $1.48(a)    $1.49         52,253



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $1.02       $1.15             --
                  2009.       $0.83       $1.02             --
                  2008.       $1.36       $0.83             --
                  2007.       $1.34(a)    $1.36             --

                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.18       $1.31         70,642
                  2009.       $1.02       $1.18         21,897
                  2008.       $1.00       $1.02         99,343
                  2007.       $0.98(a)    $1.00          6,734

                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $1.00       $0.98         45,577
                  2009.       $1.02       $1.00        129,975
                  2008.       $1.03       $1.02         45,863
                  2007.       $1.02(a)    $1.03         61,196

                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.97       $1.01         28,945
                  2009.       $0.92       $0.97         25,941
                  2008.       $1.08       $0.92         12,866
                  2007.       $1.09(a)    $1.08          4,807

                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.22       $1.54         56,149
                  2009.       $1.00       $1.22         25,848
                  2008.       $1.61       $1.00         16,831
                  2007.       $1.71(a)    $1.61         20,334

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.56             --
                  2009...     $0.42       $0.55         35,635
                  2008...     $0.92       $0.42             --
                  2007...     $1.00(b)    $0.92             --

                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $0.98       $1.09             --
                  2009...     $0.85       $0.98             --
                  2008...     $1.34       $0.85             --
                  2007...     $1.37(a)    $1.34             --

                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.93       $1.05        102,550
                  2009...     $0.71       $0.93        110,771
                  2008...     $1.24       $0.71        107,739
                  2007...     $1.12(a)    $1.24        159,919

                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $1.12       $1.23         55,002
                  2009...     $0.95       $1.12             --
                  2008...     $1.33       $0.95             --
                  2007...     $1.44(a)    $1.33         23,762

                AMERICAN CENTURY VP INFLATION PROTECTION
                 SUB-ACCOUNT:
                  2010...     $1.08       $1.11        112,286
                  2009...     $1.01       $1.08             --
                  2008...     $1.05       $1.01             --
                  2007...     $1.00(b)    $1.05             --

                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $1.25       $1.43          6,174
                  2009...     $0.95       $1.25          6,116
                  2008...     $1.69       $0.95             --
                  2007...     $1.47(a)    $1.69             --

                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010...     $1.00       $1.13        139,129
                  2009...     $0.79       $1.00        153,927
                  2008...     $1.41       $0.79        133,704
                  2007...     $1.45(a)    $1.41        145,677

2.25% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010.       $1.01       $1.12        50,061
                  2009.       $0.72       $1.01         7,298
                  2008.       $0.98       $0.72            --
                  2007.       $1.00(b)    $0.98            --

                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010.       $1.54       $1.94         4,305
                  2009.       $1.13       $1.54         4,725
                  2008.       $1.91       $1.13            --
                  2007.       $1.85(a)    $1.91            --

                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010..      $1.00       $1.10            --
                  2009..      $0.79       $1.00            --
                  2008..      $1.24       $0.79            --
                  2007..      $1.26(a)    $1.24            --

                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010..      $0.75       $0.94        23,266
                  2009..      $0.59       $0.75            --
                  2008..      $0.91       $0.59            --
                  2007..      $1.00(b)    $0.91            --

                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010..      $1.08       $1.34            --
                  2009..      $0.77       $1.08         5,725
                  2008..      $1.36       $0.77            --
                  2007..      $1.35(a)    $1.36            --

                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010..      $1.14       $1.24         7,242
                  2009..      $0.92       $1.14         7,100
                  2008..      $1.50       $0.92            --
                  2007..      $1.49(a)    $1.50            --

                TEMPLETON DEVELOPING MARKETS SECURITIES
                 SUB-ACCOUNT:
                  2010..      $2.05       $2.36            --
                  2009..      $1.22       $2.05         2,955
                  2008..      $2.63       $1.22            --
                  2007..      $2.31(a)    $2.63         6,556

                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010..      $1.00       $1.01        55,612

                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..      $0.72       $0.81            --
                  2009..      $0.58       $0.72            --
                  2008..      $0.94       $0.58            --
                  2007..      $1.00(b)    $0.94            --

                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010...     $0.84       $0.92        75,150
                  2009...     $0.72       $0.84            --
                  2008...     $0.97       $0.72            --
                  2007...     $1.00(b)    $0.97            --
                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010...     $0.97       $1.02        89,319
                  2009...     $0.93       $0.97        40,062
                  2008...     $1.01       $0.93            --
                  2007...     $1.00(b)    $1.01            --
                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010...     $0.77       $0.86            --
                  2009...     $0.63       $0.77            --
                  2008...     $0.95       $0.63            --
                  2007...     $1.00(b)    $0.95            --



                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.90       $0.97        68,954
                  2009.      $0.82       $0.90            --
                  2008.      $0.99       $0.82            --
                  2007.      $1.00(b)    $0.99            --
                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010.      $0.94       $1.00            --
                  2009.      $0.72       $0.94            --
                  2008.      $1.20       $0.72            --
                  2007.      $1.22(a)    $1.20            --
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010..     $0.91       $1.03            --
                  2009..     $0.77       $0.91            --
                  2008..     $1.38       $0.77            --
                  2007..     $1.33(a)    $1.38            --
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010..     $1.12       $1.20            --
                  2009..     $0.90       $1.12            --
                  2008..     $1.32       $0.90            --
                  2007..     $1.30(a)    $1.32            --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010..     $0.73       $0.91        37,311
                  2009..     $0.62       $0.73            --
                  2008..     $0.92       $0.62            --
                  2007..     $1.00(b)    $0.92            --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010..     $1.03       $1.20            --
                  2009..     $0.63       $1.03         6,305
                  2008..     $1.28       $0.63            --
                  2007..     $1.18(a)    $1.28            --
                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010..     $1.07       $1.21        32,202
                  2009..     $0.85       $1.07            --
                  2008..     $1.36       $0.85            --
                  2007..     $1.41(a)    $1.36            --
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010..     $1.18       $1.30            --
                  2009..     $0.98       $1.18            --
                  2008..     $1.47       $0.98            --
                  2007..     $1.47(a)    $1.47            --
                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010..     $0.74       $0.88            --
                  2009..     $0.54       $0.74            --
                  2008..     $0.95       $0.54            --
                  2007..     $1.00(b)    $0.95            --
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010..     $2.08       $2.21         4,492
                  2009..     $1.70       $2.08        19,371
                  2008..     $2.35       $1.70            --
                  2007..     $1.94(a)    $2.35            --
                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010..     $1.19       $1.36            --
                  2009..     $1.07       $1.19            --
                  2008..     $1.39       $1.07            --
                  2007..     $1.33(a)    $1.39            --
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010..     $1.21       $1.43            --
                  2009..     $1.00       $1.21            --
                  2008..     $1.57       $1.00            --
                  2007..     $1.49(a)    $1.57            --

2.25% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.       $1.37       $1.56         7,190
                  2009.       $0.81       $1.37        12,051
                  2008.       $2.14       $0.81            --
                  2007.       $1.84(a)    $2.14            --
                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.12       $1.24        80,424
                  2009.       $0.90       $1.12        17,513
                  2008.       $1.45       $0.90        17,139
                  2007.       $1.30(a)    $1.45        41,172
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $1.46       $1.63        95,742
                  2009.       $1.09       $1.46        59,480
                  2008.       $1.93       $1.09        51,883
                  2007.       $1.83(a)    $1.93        68,591
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $1.34       $1.51        42,440
                  2009...     $1.08       $1.34            --
                  2008...     $1.91       $1.08            --
                  2007...     $1.72(a)    $1.91            --
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.08       $1.48            --
                  2009...     $0.78       $1.08            --
                  2008...     $1.53       $0.78            --
                  2007...     $1.51(a)    $1.53            --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.25       $1.61        19,244
                  2009...     $0.87       $1.25         8,071
                  2008...     $1.40       $0.87            --
                  2007...     $1.34(a)    $1.40            --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010...     $1.62       $1.79            --
                  2009...     $1.15       $1.62         8,123
                  2008...     $1.78       $1.15            --
                  2007...     $1.65(a)    $1.78            --
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.17       $1.47            --
                  2009...     $0.88       $1.17            --
                  2008...     $1.49       $0.88            --
                  2007...     $1.42(a)    $1.49            --
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010...     $1.24       $1.54        33,642
                  2009...     $0.98       $1.24        46,412
                  2008...     $1.36       $0.98        42,298
                  2007...     $1.37(a)    $1.36        47,542
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010...     $1.12       $1.30            --
                  2009...     $0.91       $1.12        11,551
                  2008...     $1.40       $0.91            --
                  2007...     $1.41(a)    $1.40            --
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010...     $1.36       $1.43            --
                  2009...     $1.10       $1.36            --
                  2008...     $1.34       $1.10            --
                  2007...     $1.30(a)    $1.34            --
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010...     $1.47       $1.53            --
                  2009...     $1.03       $1.47            --
                  2008...     $1.88       $1.03            --
                  2007...     $1.61(a)    $1.88            --



                         UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                         BEGINNING OF   AT END OF   OUTSTANDING AT
                            PERIOD        PERIOD     END OF PERIOD
                         -------------  ----------  ---------------
                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010..     $2.31        $2.82          19,217
                  2009..     $1.32        $2.31          27,702
                  2008..     $2.82        $1.32          22,156
                  2007..     $2.51(a)     $2.82          21,615
                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010..     $0.87        $0.98          30,994
                  2009..     $0.67        $0.87              --
                  2008..     $0.95        $0.67              --
                  2007..     $1.00(b)     $0.95              --
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010..     $1.06        $1.17          72,920
                  2009..     $0.78        $1.06          19,917
                  2008..     $1.27        $0.78          20,362
                  2007..     $1.22(a)     $1.27           6,588
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010..     $0.82        $1.04              --
                  2009..     $0.59        $0.82              --
                  2008..     $1.26        $0.59              --
                  2007..     $1.23(a)     $1.26              --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010..     $1.13        $1.50          16,278
                  2009..     $0.71        $1.13          14,097
                  2008..     $1.20        $0.71              --
                  2007..     $1.23(a)     $1.20              --
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010..     $1.24        $1.35          86,766
                  2009..     $1.04        $1.24          29,045
                  2008..     $1.58        $1.04          28,289
                  2007..     $1.53(a)     $1.58           9,253
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010..     $0.68        $0.79          25,853
                  2009..     $0.41        $0.68          15,103
                  2008..     $0.97        $0.41              --
                  2007..     $1.00(b)     $0.97              --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010..     $0.73        $0.88              --
                  2009..     $0.57        $0.73              --
                  2008..     $0.96        $0.57              --
                  2007..     $1.00(b)     $0.96              --
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010..     $0.99        $1.06              --
                  2009..     $0.71        $0.99              --
                  2008..     $1.33        $0.71              --
                  2007..     $1.27(a)     $1.33              --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010..     $0.29        $0.33         189,673
                  2009..     $0.24        $0.29         194,508
                  2008..     $1.14        $0.24          68,603
                  2007..     $1.15(a)     $1.14          75,008
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
                  2010..     $0.73        $0.88              --
                  2009..     $0.55        $0.73              --
                  2008..     $0.90        $0.55              --
                  2007..     $1.00(b)     $0.90              --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010..     $1.45        $1.63              --
                  2009..     $1.07        $1.45              --
                  2008..     $1.92        $1.07              --
                  2007..     $1.85(a)     $1.92              --
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010..     $1.00        $1.01          56,587
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010..     $1.00        $1.03         131,273

2.25% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.92       $1.01          --
                  2009.     $0.73       $0.92          --
                  2008.     $1.34       $0.73          --
                  2007.     $1.41(a)    $1.34          --
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.95       $1.07          --
                  2009.     $0.75       $0.95          --
                  2008.     $1.25       $0.75          --
                  2007.     $1.32(a)    $1.25          --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $1.18       $1.27          --
                  2009.     $0.97       $1.18          --
                  2008.     $1.77       $0.97          --
                  2007.     $1.73(a)    $1.77          --
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $1.02       $1.19          --
                  2009.     $0.79       $1.02          --
                  2008.     $1.31       $0.79          --
                  2007.     $1.27(a)    $1.31          --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.14       $1.35          --
                  2009.     $0.71       $1.14          --
                  2008.     $1.16       $0.71          --
                  2007.     $1.10(a)    $1.16          --

                2.35% Variable Account Charge

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.     $1.01       $1.08        354,802
                  2009.     $0.90       $1.01        275,796
                  2008.     $1.06       $0.90        129,864
                  2007.     $1.07(a)    $1.06         25,679
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.     $1.23       $1.51        115,611
                  2009.     $0.92       $1.23         92,721
                  2008.     $1.48       $0.92         72,113
                  2007.     $1.47(a)    $1.48         24,526
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.     $1.02       $1.14          7,294
                  2009.     $0.83       $1.02          7,384
                  2008.     $1.35       $0.83             --
                  2007.     $1.34(a)    $1.35             --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.     $1.17       $1.30        106,587
                  2009.     $1.02       $1.17        106,546
                  2008.     $1.00       $1.02         38,782
                  2007.     $0.97(a)    $1.00         20,010
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.     $1.00       $0.98         80,858
                  2009.     $1.02       $1.00         64,908
                  2008.     $1.02       $1.02         90,223
                  2007.     $1.02(a)    $1.02         11,896
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.     $0.96       $1.00         26,355
                  2009.     $0.91       $0.96          7,323
                  2008.     $1.07       $0.91          7,866
                  2007.     $1.09(a)    $1.07             --
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.     $1.22       $1.53         76,410
                  2009.     $1.00       $1.22         30,660
                  2008.     $1.61       $1.00         17,009
                  2007.     $1.70(a)    $1.61          1,733



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.56        132,917
                  2009...     $0.42       $0.55        132,017
                  2008...     $0.92       $0.42          8,707
                  2007...     $1.00(b)    $0.92             --
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $0.98       $1.09             --
                  2009...     $0.85       $0.98             --
                  2008...     $1.33       $0.85             --
                  2007...     $1.36(a)    $1.33             --
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.92       $1.04          5,582
                  2009...     $0.70       $0.92          6,037
                  2008...     $1.23       $0.70          5,345
                  2007...     $1.11(a)    $1.23          5,460
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $1.11       $1.23         69,631
                  2009...     $0.95       $1.11         24,338
                  2008...     $1.33       $0.95          5,893
                  2007...     $1.42(a)    $1.33          6,597
                AMERICAN CENTURY VP INFLATION PROTECTION
                 SUB-ACCOUNT:
                  2010...     $1.08       $1.11         78,070
                  2009...     $1.00       $1.08         32,153
                  2008...     $1.05       $1.00             --
                  2007...     $1.00(b)    $1.05             --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $1.25       $1.42         24,360
                  2009...     $0.94       $1.25         28,330
                  2008...     $1.68       $0.94         20,252
                  2007...     $1.58(a)    $1.68         19,660
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010...     $1.00       $1.12        103,165
                  2009...     $0.79       $1.00        106,746
                  2008...     $1.41       $0.79         87,171
                  2007...     $1.44(a)    $1.41          8,224
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010...     $1.01       $1.12         51,096
                  2009...     $0.72       $1.01         22,541
                  2008...     $0.98       $0.72         10,848
                  2007...     $1.00(b)    $0.98             --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010...     $1.53       $1.93         17,361
                  2009...     $1.12       $1.53         17,653
                  2008...     $1.90       $1.12         17,046
                  2007...     $1.84(a)    $1.90         10,578
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $1.00       $1.09         47,554
                  2009...     $0.79       $1.00         48,047
                  2008...     $1.23       $0.79          1,220
                  2007...     $1.26(a)    $1.23          1,240
                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010...     $0.75       $0.94         99,174
                  2009...     $0.59       $0.75         76,170
                  2008...     $0.91       $0.59         18,889
                  2007...     $1.00(b)    $0.91             --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010...     $1.07       $1.33         33,844
                  2009...     $0.76       $1.07         34,241
                  2008...     $1.36       $0.76             --
                  2007...     $1.34(a)    $1.36          2,608

2.35% Variable Account Charge Continued

                         UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                         BEGINNING OF   AT END OF   OUTSTANDING AT
                            PERIOD        PERIOD     END OF PERIOD
                         -------------  ----------  ---------------
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010..     $1.13        $1.23           40,550
                  2009..     $0.92        $1.13           41,019
                  2008..     $1.49        $0.92               --
                  2007..     $1.48(a)     $1.49            4,501
                TEMPLETON DEVELOPING MARKETS SECURITIES SUB-ACCOUNT:
                  2010..     $2.04        $2.34            7,557
                  2009..     $1.21        $2.04            7,915
                  2008..     $2.62        $1.21            4,121
                  2007..     $2.30(a)     $2.62            1,500
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010..     $1.00        $1.01               --
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.72        $0.81          580,358
                  2009..     $0.58        $0.72          439,739
                  2008..     $0.94        $0.58           52,819
                  2007..     $1.00(b)     $0.94               --
                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010..     $0.83        $0.92          123,084
                  2009..     $0.72        $0.83          119,484
                  2008..     $0.97        $0.72           36,899
                  2007..     $1.00(b)     $0.97               --

                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.97        $1.02          141,891
                  2009..     $0.93        $0.97          139,443
                  2008..     $1.01        $0.93            8,633
                  2007..     $1.00(b)     $1.01               --

                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:...
                  2010..     $0.77        $0.86          445,164
                  2009..     $0.63        $0.77          520,587
                  2008..     $0.95        $0.63          360,905
                  2007..     $1.00(b)     $0.95               --

                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.90        $0.96        1,005,869
                  2009..     $0.82        $0.90        1,008,975
                  2008..     $0.99        $0.82          199,215
                  2007..     $1.00(b)     $0.99               --

                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010..     $0.94        $0.99               --
                  2009..     $0.72        $0.94               --
                  2008..     $1.20        $0.72               --
                  2007..     $1.21(a)     $1.20               --
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010..     $0.91        $1.02               --
                  2009..     $0.77        $0.91               --
                  2008..     $1.37        $0.77               --
                  2007..     $1.33(a)     $1.37               --
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010..     $1.12        $1.19               --
                  2009..     $0.89        $1.12               --
                  2008..     $1.31        $0.89               --
                  2007..     $1.29(a)     $1.31               --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010..     $0.73        $0.91           87,365
                  2009..     $0.62        $0.73           61,644
                  2008..     $0.92        $0.62           27,519
                  2007..     $1.00(b)     $0.92               --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010..     $1.02        $1.19               --
                  2009..     $0.63        $1.02               --
                  2008..     $1.27        $0.63               --
                  2007..     $1.18(a)     $1.27               --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010.       $1.07       $1.20          1,150
                  2009.       $0.85       $1.07          1,139
                  2008.       $1.35       $0.85          1,073
                  2007.       $1.41(a)    $1.35          1,117
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.       $1.18       $1.29          6,485
                  2009.       $0.97       $1.18          6,565
                  2008.       $1.47       $0.97             --
                  2007.       $1.47(a)    $1.47             --
                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.       $0.74       $0.88             --
                  2009.       $0.54       $0.74             --
                  2008.       $0.95       $0.54             --
                  2007.       $1.00(b)    $0.95             --
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.       $2.07       $2.20        223,623
                  2009.       $1.69       $2.07        191,304
                  2008.       $2.34       $1.69        101,650
                  2007.       $1.94(a)    $2.34          2,673
                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.       $1.18       $1.35             --
                  2009.       $1.07       $1.18             --
                  2008.       $1.38       $1.07             --
                  2007.       $1.32(a)    $1.38             --
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.       $1.21       $1.42             --
                  2009.       $1.00       $1.21             --
                  2008.       $1.56       $1.00             --
                  2007.       $1.48(a)    $1.56             --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.       $1.36       $1.56         70,532
                  2009.       $0.80       $1.36         63,217
                  2008.       $2.13       $0.80          4,667
                  2007.       $1.84(a)    $2.13          1,722
                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.12       $1.23        135,531
                  2009.       $0.90       $1.12         83,089
                  2008.       $1.45       $0.90         47,978
                  2007.       $1.29(a)    $1.45         10,956
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $1.45       $1.62        105,446
                  2009.       $1.08       $1.45         65,782
                  2008.       $1.92       $1.08         37,522
                  2007.       $1.82(a)    $1.92          9,845
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $1.33       $1.50         26,616
                  2009...     $1.08       $1.33         26,895
                  2008...     $1.91       $1.08          1,980
                  2007...     $1.71(a)    $1.91          1,745
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.07       $1.47         10,734
                  2009...     $0.78       $1.07         11,384
                  2008...     $1.53       $0.78          3,061
                  2007...     $1.50(a)    $1.53             --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.24       $1.60             --
                  2009...     $0.87       $1.24             --
                  2008...     $1.39       $0.87             --
                  2007...     $1.34(a)    $1.39             --

2.35% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010.       $1.61       $1.77         17,483
                  2009.       $1.15       $1.61         18,768
                  2008.       $1.78       $1.15         15,535
                  2007.       $1.64(a)    $1.78          9,148
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.       $1.16       $1.46         19,545
                  2009.       $0.88       $1.16         20,813
                  2008.       $1.48       $0.88         21,423
                  2007.       $1.42(a)    $1.48          8,934
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.       $1.23       $1.52         29,856
                  2009.       $0.98       $1.23         32,301
                  2008.       $1.36       $0.98         34,342
                  2007.       $1.36(a)    $1.36         13,174
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.       $1.12       $1.29             --
                  2009.       $0.90       $1.12             --
                  2008.       $1.40       $0.90             --
                  2007.       $1.41(a)    $1.40             --
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.       $1.35       $1.42             --
                  2009.       $1.10       $1.35             --
                  2008.       $1.34       $1.10             --
                  2007.       $1.30(a)    $1.34             --
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.       $1.46       $1.51         58,665
                  2009.       $1.02       $1.46         62,519
                  2008.       $1.88       $1.02         50,341
                  2007.       $1.60(a)    $1.88         12,465
                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.       $2.29       $2.80         80,648
                  2009.       $1.31       $2.29         66,947
                  2008.       $2.81       $1.31         37,728
                  2007.       $2.50(a)    $2.81          9,026
                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.86       $0.97         52,118
                  2009...     $0.67       $0.86         30,438
                  2008...     $0.94       $0.67         13,405
                  2007...     $1.00(b)    $0.94             --
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010...     $1.06       $1.16        104,822
                  2009...     $0.78       $1.06         66,559
                  2008...     $1.26       $0.78         38,980
                  2007...     $1.21(a)    $1.26          3,570
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010...     $0.82       $1.03             --
                  2009...     $0.59       $0.82             --
                  2008...     $1.25       $0.59             --
                  2007...     $1.22(a)    $1.25             --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010...     $1.12       $1.49             --
                  2009...     $0.71       $1.12             --
                  2008...     $1.19       $0.71             --
                  2007...     $1.23(a)    $1.19             --
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010...     $1.23       $1.34        241,446
                  2009...     $1.03       $1.23        153,044
                  2008...     $1.57       $1.03         68,345
                  2007...     $1.53(a)    $1.57          4,851
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010...     $0.68       $0.79        100,514
                  2009...     $0.41       $0.68         78,169
                  2008...     $0.97       $0.41         23,458
                  2007...     $1.00(b)    $0.97             --


                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                  SUB-ACCOUNT:
                  2010.     $0.73       $0.88        43,014
                  2009.     $0.57       $0.73        49,934
                  2008.     $0.96       $0.57        46,744
                  2007.     $1.00(b)    $0.96            --
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010.     $0.99       $1.05            --
                  2009.     $0.70       $0.99            --
                  2008.     $1.32       $0.70            --
                  2007.     $1.27(a)    $1.32            --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010.     $0.29       $0.33        29,159
                  2009.     $0.24       $0.29        46,918
                  2008.     $1.13       $0.24        17,922
                  2007.     $1.15(a)    $1.13        17,723
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010.     $0.73       $0.88            --
                  2009.     $0.55       $0.73            --
                  2008.     $0.90       $0.55            --
                  2007.     $1.00(b)    $0.90            --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $1.45       $1.62            --
                  2009.     $1.06       $1.45            --
                  2008.     $1.91       $1.06            --
                  2007.     $1.84(a)    $1.91           861
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01            --
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.03            --
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.91       $1.00            --
                  2009.     $0.72       $0.91            --
                  2008.     $1.34       $0.72            --
                  2007.     $1.40(a)    $1.34            --
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.95       $1.06            --
                  2009.     $0.75       $0.95            --
                  2008.     $1.25       $0.75            --
                  2007.     $1.31(a)    $1.25            --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $1.18       $1.26         1,505
                  2009.     $0.97       $1.18         7,890
                  2008.     $1.77       $0.97        11,123
                  2007.     $1.72(a)    $1.77         6,521
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $1.01       $1.18            --
                  2009.     $0.78       $1.01            --
                  2008.     $1.31       $0.78            --
                  2007.     $1.26(a)    $1.31            --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.14       $1.34            --
                  2009.     $0.71       $1.14            --
                  2008.     $1.15       $0.71            --
                  2007.     $1.10(a)    $1.15            --

2.45% Variable Account Charge

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.     $1.01       $1.07        97,290
                  2009.     $0.89       $1.01        78,099
                  2008.     $1.06       $0.89        48,867
                  2007.     $1.07(a)    $1.06            --

2.45% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.       $1.22       $1.50         34,058
                  2009.       $0.91       $1.22         15,317
                  2008.       $1.48       $0.91         13,213
                  2007.       $1.47(a)    $1.48             --
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $1.01       $1.13             --
                  2009.       $0.82       $1.01             --
                  2008.       $1.34       $0.82             --
                  2007.       $1.33(a)    $1.34             --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.17       $1.30         62,217
                  2009.       $1.02       $1.17         16,539
                  2008.       $1.00       $1.02          9,793
                  2007.       $0.97(a)    $1.00             --
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $0.99       $0.97         12,211
                  2009.       $1.01       $0.99         11,645
                  2008.       $1.02       $1.01          4,562
                  2007.       $1.01(a)    $1.02             --
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.96       $1.00         14,653
                  2009.       $0.91       $0.96         14,401
                  2008.       $1.07       $0.91          4,535
                  2007.       $1.08(a)    $1.07             --
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.21       $1.52         16,519
                  2009.       $0.99       $1.21          7,072
                  2008.       $1.60       $0.99          4,500
                  2007.       $1.70(a)    $1.60             --
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.56             --
                  2009...     $0.42       $0.55             --
                  2008...     $0.92       $0.42             --
                  2007...     $1.00(b)    $0.92        544,879
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $0.97       $1.08             --
                  2009...     $0.84       $0.97             --
                  2008...     $1.33       $0.84             --
                  2007...     $1.36(a)    $1.33             --
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.92       $1.04             --
                  2009...     $0.70       $0.92             --
                  2008...     $1.23       $0.70             --
                  2007...     $1.11(a)    $1.23             --
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $1.10       $1.22         43,659
                  2009...     $0.94       $1.10         14,073
                  2008...     $1.32       $0.94             --
                  2007...     $1.42(a)    $1.32             --
                AMERICAN CENTURY VP INFLATION PROTECTION
                 SUB-ACCOUNT:
                  2010...     $1.08       $1.11         43,909
                  2009...     $1.00       $1.08         22,161
                  2008...     $1.04       $1.00             --
                  2007...     $1.00(b)    $1.04             --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $1.24       $1.41         38,977
                  2009...     $0.94       $1.24         22,033
                  2008...     $1.68       $0.94             --
                  2007...     $1.57(a)    $1.68             --



                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010.      $0.99       $1.11         7,652
                  2009.      $0.78       $0.99         7,744
                  2008.      $1.40       $0.78        12,828
                  2007.      $1.44(a)    $1.40            --
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010.      $1.00       $1.11        13,647
                  2009.      $0.72       $1.00        13,964
                  2008.      $0.98       $0.72           738
                  2007.      $1.00(b)    $0.98            --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010.      $1.52       $1.91            --
                  2009.      $1.12       $1.52            --
                  2008.      $1.90       $1.12            --
                  2007.      $1.84(a)    $1.90            --
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010..     $0.99       $1.08            --
                  2009..     $0.78       $0.99            --
                  2008..     $1.23       $0.78            --
                  2007..     $1.25(a)    $1.23            --
                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010..     $0.75       $0.94        26,937
                  2009..     $0.59       $0.75         7,030
                  2008..     $0.91       $0.59            --
                  2007..     $1.00(b)    $0.91            --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010..     $1.06       $1.32        49,006
                  2009..     $0.76       $1.06        25,496
                  2008..     $1.35       $0.76            --
                  2007..     $1.34(a)    $1.35            --
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010..     $1.12       $1.22            --
                  2009..     $0.91       $1.12            --
                  2008..     $1.49       $0.91            --
                  2007..     $1.48(a)    $1.49            --
                TEMPLETON DEVELOPING MARKETS SECURITIES
                 SUB-ACCOUNT:
                  2010..     $2.03       $2.33        73,435
                  2009..     $1.20       $2.03        74,357
                  2008..     $2.61       $1.20        65,944
                  2007..     $2.29(a)    $2.61            --
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010..     $1.00       $1.01         9,770
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.71       $0.81            --
                  2009..     $0.58       $0.71            --
                  2008..     $0.94       $0.58            --
                  2007..     $1.00(b)    $0.94            --
                IBBOTSON BALANCED ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.83       $0.91            --
                  2009..     $0.72       $0.83            --
                  2008..     $0.97       $0.72            --
                  2007..     $1.00(b)    $0.97            --
                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.97       $1.01            --
                  2009..     $0.92       $0.97            --
                  2008..     $1.01       $0.92            --
                  2007..     $1.00(b)    $1.01            --

2.45% Variable Account Charge Continued

                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
                IBBOTSON GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.76       $0.85        505,234
                  2009.      $0.63       $0.76        539,481
                  2008.      $0.95       $0.63        618,286
                  2007.      $1.00(b)    $0.95             --
                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.90       $0.96         44,254
                  2009.      $0.82       $0.90         20,060
                  2008.      $0.99       $0.82             --
                  2007.      $1.00(b)    $0.99             --
                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010.      $0.93       $0.98             --
                  2009.      $0.72       $0.93             --
                  2008.      $1.19       $0.72             --
                  2007.      $1.21(a)    $1.19             --
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010..     $0.90       $1.01             --
                  2009..     $0.76       $0.90             --
                  2008..     $1.37       $0.76             --
                  2007..     $1.32(a)    $1.37             --
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010..     $1.11       $1.18             --
                  2009..     $0.89       $1.11             --
                  2008..     $1.31       $0.89             --
                  2007..     $1.29(a)    $1.31             --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010..     $0.73       $0.91         30,477
                  2009..     $0.62       $0.73          7,647
                  2008..     $0.92       $0.62            357
                  2007..     $1.00(b)    $0.92             --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010..     $1.01       $1.18             --
                  2009..     $0.63       $1.01             --
                  2008..     $1.26       $0.63             --
                  2007..     $1.18(a)    $1.26             --
                INVESCO VAN KAMPEN V.I. COMSTOCK
                 SUB-ACCOUNT(N):
                  2010..     $1.06       $1.20         11,121
                  2009..     $0.85       $1.06             --
                  2008..     $1.35       $0.85             --
                  2007..     $1.40(a)    $1.35             --
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010..     $1.17       $1.28             --
                  2009..     $0.97       $1.17             --
                  2008..     $1.46       $0.97             --
                  2007..     $1.16(a)    $1.46             --
                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010..     $0.73       $0.87             --
                  2009..     $0.54       $0.73             --
                  2008..     $0.95       $0.54             --
                  2007..     $1.00(b)    $0.95             --
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010..     $2.06       $2.18         52,010
                  2009..     $1.69       $2.06             --
                  2008..     $2.33       $1.69             --
                  2007..     $1.93(a)    $2.33             --
                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010..     $1.17       $1.34             --
                  2009..     $1.06       $1.17             --
                  2008..     $1.38       $1.06             --
                  2007..     $1.32(a)    $1.38             --



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.     $1.20       $1.41             --
                  2009.     $0.99       $1.20             --
                  2008.     $1.56       $0.99             --
                  2007.     $1.48(a)    $1.56             --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.     $1.35       $1.55             --
                  2009.     $0.80       $1.35             --
                  2008.     $2.13       $0.80             --
                  2007.     $1.83(a)    $2.13        250,674
                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.11       $1.22         56,337
                  2009.     $0.90       $1.11         23,722
                  2008.     $1.44       $0.90         13,867
                  2007.     $1.29(a)    $1.44             --
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.     $1.44       $1.61         44,239
                  2009.     $1.08       $1.44         17,496
                  2008.     $1.91       $1.08         10,592
                  2007.     $1.82(a)    $1.91             --
                IVY FUNDS VIP INTERNATIONAL GROWTH
                 SUB-ACCOUNT(E):
                  2010.     $1.33       $1.49         41,037
                  2009.     $1.07       $1.33         18,412
                  2008.     $1.90       $1.07             --
                  2007.     $1.71(a)    $1.90             --
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.06       $1.46          8,156
                  2009.     $0.77       $1.06          8,258
                  2008.     $1.52       $0.77             --
                  2007.     $1.49(a)    $1.52             --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.24       $1.59             --
                  2009.     $0.86       $1.24             --
                  2008.     $1.39       $0.86             --
                  2007.     $1.33(a)    $1.39             --
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010.     $1.60       $1.76          2,017
                  2009.     $1.14       $1.60             --
                  2008.     $1.77       $1.14             --
                  2007.     $1.63(a)    $1.77             --
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.15       $1.45         22,065
                  2009.     $0.88       $1.15            980
                  2008.     $1.48       $0.88          3,816
                  2007.     $1.41(a)    $1.48             --
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.     $1.23       $1.51          5,334
                  2009.     $0.97       $1.23          1,347
                  2008.     $1.35       $0.97          5,526
                  2007.     $1.36(a)    $1.35             --
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.     $1.11       $1.29             --
                  2009.     $0.90       $1.11             --
                  2008.     $1.39       $0.90             --
                  2007.     $1.40(a)    $1.39             --
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.     $1.34       $1.41             --
                  2009.     $1.09       $1.34             --
                  2008.     $1.33       $1.09             --
                  2007.     $1.29(a)    $1.33             --

2.45% Variable Account Charge Continued

                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
              JANUS ASPEN: FORTY SUB-ACCOUNT:
                2010....     $1.45       $1.50         6,561
                2009....     $1.02       $1.45            --
                2008....     $1.87       $1.02            --
                2007....     $1.60(a)    $1.87            --
              JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                2010....     $2.28       $2.78        22,974
                2009....     $1.30       $2.28         7,705
                2008....     $2.80       $1.30         5,699
                2007....     $2.49(a)    $2.80            --
              JANUS ASPEN: PERKINS MID CAP VALUE
               SUB-ACCOUNT(D):
                2010....     $0.86       $0.97        25,908
                2009....     $0.66       $0.86         6,142
                2008....     $0.94       $0.66            --
                2007....     $1.00(b)    $0.94            --

              MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                2010....     $1.05       $1.15        47,681
                2009....     $0.77       $1.05        20,069
                2008....     $1.26       $0.77        16,057
                2007....     $1.21(a)    $1.26            --

              MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                2010....     $0.81       $1.02            --
                2009....     $0.59       $0.81            --
                2008....     $1.25       $0.59            --
                2007....     $1.22(a)    $1.25            --

              MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                2010....     $1.12       $1.48            --
                2009....     $0.70       $1.12            --
                2008....     $1.19       $0.70            --
                2007....     $1.22(a)    $1.19            --

              MFS VALUE SERIES SUB-ACCOUNT:
                2010....     $1.23       $1.33        84,083
                2009....     $1.03       $1.23        40,329
                2008....     $1.56       $1.03        22,823
                2007....     $1.52(a)    $1.56            --

              MORGAN STANLEY UIF EMERGING MARKETS EQUITY
               SUB-ACCOUNT(I):
                2010....     $0.68       $0.79        99,666
                2009....     $0.41       $0.68         8,031
                2008....     $0.97       $0.41            --
                2007....     $1.00(b)    $0.97            --

              NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
               SUB-ACCOUNT:
                2010....     $0.73       $0.87            --
                2009....     $0.57       $0.73            --
                2008....     $0.96       $0.57            --
                2007....     $1.00(b)    $0.96            --

              OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                2010....     $0.98       $1.05            --
                2009....     $0.70       $0.98            --
                2008....     $1.32       $0.70            --
                2007....     $1.26(a)    $1.32            --

              OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                2010....     $0.29       $0.32        13,659
                2009....     $0.24       $0.29        13,832
                2008....     $1.13       $0.24         6,378
                2007....     $1.14(a)    $1.13            --

              OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
               SUB-ACCOUNT:
                2010....     $0.73       $0.88            --
                2009....     $0.55       $0.73            --
                2008....     $0.90       $0.55            --
                2007....     $1.00(b)    $0.90            --



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $1.44       $1.61             --
                  2009.     $1.06       $1.44             --
                  2008.     $1.91       $1.06             --
                  2007.     $1.83(a)    $1.91             --

                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01        109,646

                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.02        177,141

                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.91       $1.00             --
                  2009.     $0.72       $0.91             --
                  2008.     $1.33       $0.72             --
                  2007.     $1.40(a)    $1.33             --

                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.94       $1.05          6,335
                  2009.     $0.74       $0.94             --
                  2008.     $1.24       $0.74             --
                  2007.     $1.31(a)    $1.24             --

                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $1.17       $1.26             --
                  2009.     $0.96       $1.17             --
                  2008.     $1.76       $0.96             --
                  2007.     $1.71(a)    $1.76             --

                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $1.00       $1.17             --
                  2009.     $0.78       $1.00             --
                  2008.     $1.30       $0.78             --
                  2007.     $1.26(a)    $1.30             --

                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.13       $1.33             --
                  2009.     $0.71       $1.13             --
                  2008.     $1.15       $0.71             --
                  2007.     $1.10(a)    $1.15             --

2.50% Variable Account Charge

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                ADVANTUS BOND SUB-ACCOUNT:
                  2010.     $1.00       $1.07        261,792
                  2009.     $0.89       $1.00        245,480
                  2008.     $1.05       $0.89         43,029
                  2007.     $1.06(a)    $1.05         24,380
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.     $1.21       $1.49         52,782
                  2009.     $0.91       $1.21         45,580
                  2008.     $1.47       $0.91         12,794
                  2007.     $1.46(a)    $1.47          9,828
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.     $1.01       $1.13          9,690
                  2009.     $0.82       $1.01         10,599
                  2008.     $1.34       $0.82          5,351
                  2007.     $1.33(a)    $1.34             --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.     $1.16       $1.29         75,244
                  2009.     $1.01       $1.16         70,516
                  2008.     $1.00       $1.01         26,578
                  2007.     $0.97(a)    $1.00          5,411
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.     $0.99       $0.96         19,121
                  2009.     $1.01       $0.99         17,655
                  2008.     $1.02       $1.01        117,945
                  2007.     $1.01(a)    $1.02             --

2.50% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.95       $0.99         27,723
                  2009.       $0.91       $0.95         25,929
                  2008.       $1.07       $0.91          7,173
                  2007.       $1.08(a)    $1.07          4,617

                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.21       $1.52         39,037
                  2009.       $0.99       $1.21         43,177
                  2008.       $1.60       $0.99          8,682
                  2007.       $1.69(a)    $1.60          3,089

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.56         94,829
                  2009...     $0.42       $0.55        103,712
                  2008...     $0.92       $0.42         16,245
                  2007...     $1.00(b)    $0.92             --

                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $0.97       $1.07             --
                  2009...     $0.84       $0.97             --
                  2008...     $1.32       $0.84             --
                  2007...     $1.36(a)    $1.32             --

                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.91       $1.03             --
                  2009...     $0.70       $0.91             --
                  2008...     $1.22       $0.70             --
                  2007...     $1.11(a)    $1.22             --

                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $1.10       $1.21         36,916
                  2009...     $0.94       $1.10         34,706
                  2008...     $1.32       $0.94             --
                  2007...     $1.41(a)    $1.32             --

                AMERICAN CENTURY VP INFLATION PROTECTION
                 SUB-ACCOUNT:
                  2010...     $1.08       $1.11        128,322
                  2009...     $1.00       $1.08         60,557
                  2008...     $1.04       $1.00         15,169
                  2007...     $1.00(b)    $1.04             --

                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $1.23       $1.41         10,336
                  2009...     $0.93       $1.23         12,140
                  2008...     $1.67       $0.93          9,430
                  2007...     $1.57(a)    $1.67             --

                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010...     $0.99       $1.11         27,370
                  2009...     $0.78       $0.99         24,327
                  2008...     $1.40       $0.78         13,008
                  2007...     $1.44(a)    $1.40          8,848

                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010...     $1.00       $1.11         21,362
                  2009...     $0.72       $1.00         19,988
                  2008...     $0.98       $0.72             --
                  2007...     $1.00(b)    $0.98             --

                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010...     $1.52       $1.90         56,016
                  2009...     $1.11       $1.52          8,017
                  2008...     $1.89       $1.11          4,636
                  2007...     $1.83(a)    $1.89             --

                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $0.99       $1.08         26,492
                  2009...     $0.78       $0.99         26,838
                  2008...     $1.22       $0.78             --
                  2007...     $1.25(a)    $1.22             --



                           UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                           BEGINNING OF  AT END OF  OUTSTANDING AT
                              PERIOD       PERIOD    END OF PERIOD
                           ------------- ---------- ---------------

                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010..       $0.75       $0.93         43,551
                  2009..       $0.59       $0.75         45,589
                  2008..       $0.91       $0.59          9,537
                  2007..       $1.00(b)    $0.91             --

                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010..       $1.06       $1.32         23,298
                  2009..       $0.76       $1.06         23,602
                  2008..       $1.35       $0.76             --
                  2007..       $1.34(a)    $1.35             --

                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010..       $1.12       $1.21         29,236
                  2009..       $0.91       $1.12         28,459
                  2008..       $1.49       $0.91             --
                  2007..       $1.47(a)    $1.49             --

                TEMPLETON DEVELOPING MARKETS SECURITIES
                 SUB-ACCOUNT:
                  2010..       $2.02       $2.32          8,197
                  2009..       $1.20       $2.02            463
                  2008..       $2.60       $1.20          1,245
                  2007..       $2.28(a)    $2.60          1,007

                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010..       $1.00       $1.01             --

                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..       $0.71       $0.81         52,393
                  2009..       $0.58       $0.71             --
                  2008..       $0.94       $0.58             --
                  2007..       $1.00(b)    $0.94             --

                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010....     $0.83       $0.91        510,161
                  2009....     $0.72       $0.83        292,492
                  2008....     $0.97       $0.72        170,240
                  2007....     $1.00(b)    $0.97             --

                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.97       $1.01         34,631
                  2009....     $0.92       $0.97         35,084
                  2008....     $1.01       $0.92             --
                  2007....     $1.00(b)    $1.01             --

                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010....     $0.76       $0.85             --
                  2009....     $0.63       $0.76             --
                  2008....     $0.95       $0.63             --
                  2007....     $1.00(b)    $0.95             --

                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010....     $0.90       $0.96        109,072
                  2009....     $0.82       $0.90        110,782
                  2008....     $0.99       $0.82             --
                  2007....     $1.00(b)    $0.99             --

                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010....     $0.93       $0.98             --
                  2009....     $0.71       $0.93             --
                  2008....     $1.19       $0.71             --
                  2007....     $1.21(a)    $1.19             --

                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010....     $0.90       $1.01             --
                  2009....     $0.76       $0.90             --
                  2008....     $1.36       $0.76             --
                  2007....     $1.32(a)    $1.36             --

2.50% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010.     $1.11       $1.18             --
                  2009.     $0.89       $1.11             --
                  2008.     $1.30       $0.89             --
                  2007.     $1.29(a)    $1.30             --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010.     $0.73       $0.91         67,787
                  2009.     $0.62       $0.73         69,665
                  2008.     $0.92       $0.62         17,953
                  2007.     $1.00(b)    $0.92             --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010.     $1.01       $1.18             --
                  2009.     $0.63       $1.01             --
                  2008.     $1.26       $0.63             --
                  2007.     $1.17(a)    $1.26             --
                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010.     $1.06       $1.19             --
                  2009.     $0.84       $1.06             --
                  2008.     $1.35       $0.84             --
                  2007.     $1.40(a)    $1.35             --
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.     $1.17       $1.27          2,276
                  2009.     $0.96       $1.17          3,084
                  2008.     $1.46       $0.96             --
                  2007.     $1.46(a)    $1.46             --

                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.     $0.73       $0.87             --
                  2009.     $0.54       $0.73             --
                  2008.     $0.95       $0.54             --
                  2007.     $1.00(b)    $0.95             --

                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.     $2.05       $2.17        157,104
                  2009.     $1.68       $2.05         18,545
                  2008.     $2.32       $1.68         11,508
                  2007.     $1.93(a)    $2.32             --

                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.     $1.17       $1.33             --
                  2009.     $1.06       $1.17             --
                  2008.     $1.37       $1.06             --
                  2007.     $1.32(a)    $1.37             --

                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.     $1.19       $1.41             --
                  2009.     $0.99       $1.19             --
                  2008.     $1.55       $0.99             --
                  2007.     $1.47(a)    $1.55             --

                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.     $1.35       $1.54         94,510
                  2009.     $0.80       $1.35         17,257
                  2008.     $2.12       $0.80         10,453
                  2007.     $1.83(a)    $2.12             --

                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.     $1.11       $1.22         79,301
                  2009.     $0.89       $1.11         75,905
                  2008.     $1.44       $0.89         20,985
                  2007.     $1.29(a)    $1.44          9,952

                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.     $1.44       $1.60         64,855
                  2009.     $1.08       $1.44         61,492
                  2008.     $1.91       $1.08         16,453
                  2007.     $1.81(a)    $1.91          7,270



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $1.32       $1.48         23,954
                  2009...     $1.07       $1.32         23,183
                  2008...     $1.89       $1.07             --
                  2007...     $1.70(a)    $1.89             --

                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.06       $1.46             --
                  2009...     $0.77       $1.06             --
                  2008...     $1.52       $0.77             --
                  2007...     $1.49(a)    $1.52             --

                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.23       $1.58             --
                  2009...     $0.86       $1.23             --
                  2008...     $1.39       $0.86             --
                  2007...     $1.33(a)    $1.39             --

                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010...     $1.60       $1.76          8,582
                  2009...     $1.14       $1.60          9,503
                  2008...     $1.76       $1.14         11,885
                  2007...     $1.63(a)    $1.76          2,890

                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $1.15       $1.44          1,517
                  2009...     $0.87       $1.15          1,569
                  2008...     $1.47       $0.87          3,851
                  2007...     $1.41(a)    $1.47          3,517

                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010...     $1.22       $1.51          6,633
                  2009...     $0.97       $1.22          2,587
                  2008...     $1.35       $0.97          5,269
                  2007...     $1.36(a)    $1.35          5,127

                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010...     $1.11       $1.28             --
                  2009...     $0.90       $1.11             --
                  2008...     $1.39       $0.90             --
                  2007...     $1.40(a)    $1.39             --

                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010...     $1.33       $1.41          3,369
                  2009...     $1.09       $1.33          5,911
                  2008...     $1.33       $1.09          7,306
                  2007...     $1.29(a)    $1.33             --

                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010...     $1.44       $1.50        142,321
                  2009...     $1.01       $1.44          9,268
                  2008...     $1.87       $1.01          8,164
                  2007...     $1.59(a)    $1.87          3,839

                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010...     $2.27       $2.77         33,394
                  2009...     $1.30       $2.27         32,719
                  2008...     $2.79       $1.30         16,249
                  2007...     $2.49(a)    $2.79          4,020

                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.86       $0.97         48,770
                  2009...     $0.66       $0.86         38,689
                  2008...     $0.94       $0.66         11,727
                  2007...     $1.00(b)    $0.94             --
                MFS INVESTORS GROWTH STOCK SERIES
                 SUB-ACCOUNT:
                  2010...     $1.05       $1.14         75,515
                  2009...     $0.77       $1.05         70,360
                  2008...     $1.26       $0.77         15,414
                  2007...     $1.21(a)    $1.26         11,390

2.50% Variable Account Charge Continued

                         UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                         BEGINNING OF   AT END OF   OUTSTANDING AT
                            PERIOD        PERIOD     END OF PERIOD
                         -------------  ----------  ---------------
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010..     $0.81        $1.02              --
                  2009..     $0.59        $0.81              --
                  2008..     $1.24        $0.59              --
                  2007..     $1.22(a)     $1.24              --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010..     $1.11        $1.47           5,199
                  2009..     $0.70        $1.11              --
                  2008..     $1.19        $0.70              --
                  2007..     $1.22(a)     $1.19              --
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010..     $1.22        $1.33         162,994
                  2009..     $1.02        $1.22         144,161
                  2008..     $1.56        $1.02          27,902
                  2007..     $1.52(a)     $1.56          15,579
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010..     $0.68        $0.78          34,762
                  2009..     $0.41        $0.68          38,124
                  2008..     $0.97        $0.41          10,469
                  2007..     $1.00(b)     $0.97              --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010..     $0.73        $0.87              --
                  2009..     $0.57        $0.73              --
                  2008..     $0.96        $0.57              --
                  2007..     $1.00(b)     $0.96              --
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010..     $0.98        $1.04              --
                  2009..     $0.70        $0.98              --
                  2008..     $1.31        $0.70              --
                  2007..     $1.26(a)     $1.31              --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010..     $0.29        $0.32           6,859
                  2009..     $0.24        $0.29           7,005
                  2008..     $1.13        $0.24           6,650
                  2007..     $1.14(a)     $1.13              --
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA SUB-ACCOUNT:
                  2010..     $0.73        $0.88         116,137
                  2009..     $0.55        $0.73              --
                  2008..     $0.90        $0.55              --
                  2007..     $1.00(b)     $0.90              --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010..     $1.43        $1.60              --
                  2009..     $1.06        $1.43              --
                  2008..     $1.90        $1.06              --
                  2007..     $1.83(a)     $1.90              --
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010..     $1.00        $1.01              --
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010..     $1.00        $1.02              --
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010..     $0.90        $0.99              --
                  2009..     $0.72        $0.90              --
                  2008..     $1.33        $0.72              --
                  2007..     $1.39(a)     $1.33              --
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010..     $0.94        $1.05              --
                  2009..     $0.74        $0.94              --
                  2008..     $1.24        $0.74              --
                  2007..     $1.30(a)     $1.24              --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010..     $1.17        $1.25           4,217
                  2009..     $0.96        $1.17           4,195
                  2008..     $1.75        $0.96           3,320
                  2007..     $1.71(a)     $1.75           3,801



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.       $1.00       $1.17          --
                  2009.       $0.78       $1.00          --
                  2008.       $1.30       $0.78          --
                  2007.       $1.26(a)    $1.30          --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.       $1.13       $1.33          --
                  2009.       $0.70       $1.13          --
                  2008.       $1.15       $0.70          --
                  2007.       $1.09(a)    $1.15          --

                2.60% Variable Account Charge

                -
                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.       $1.00       $1.06          --
                  2009.       $0.88       $1.00          --
                  2008.       $1.05       $0.88          --
                  2007.       $1.06(a)    $1.05          --

                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.       $1.21       $1.48          --
                  2009.       $0.91       $1.21          --
                  2008.       $1.47       $0.91          --
                  2007.       $1.46(a)    $1.47          --

                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $1.00       $1.12          --
                  2009.       $0.82       $1.00          --
                  2008.       $1.34       $0.82          --
                  2007.       $1.33(a)    $1.34          --

                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.16       $1.28          --
                  2009.       $1.01       $1.16          --
                  2008.       $1.00       $1.01          --
                  2007.       $0.97(a)    $1.00          --
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $0.98       $0.96          --
                  2009.       $1.01       $0.98          --
                  2008.       $1.01       $1.01          --
                  2007.       $1.01(a)    $1.01          --

                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.95       $0.99          --
                  2009.       $0.90       $0.95          --
                  2008.       $1.06       $0.90          --
                  2007.       $1.07(a)    $1.06          --

                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $1.20       $1.50          --
                  2009.       $0.99       $1.20          --
                  2008.       $1.59       $0.99          --
                  2007.       $1.69(a)    $1.59          --

                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.56          --
                  2009...     $0.42       $0.55          --
                  2008...     $0.92       $0.42          --
                  2007...     $1.00(b)    $0.92          --
                AMERICAN CENTURY VP INCOME & GROWTH
                 SUB-ACCOUNT:
                  2010...     $0.96       $1.07          --
                  2009...     $0.84       $0.96          --
                  2008...     $1.32       $0.84          --
                  2007...     $1.35(a)    $1.32          --

                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.91       $1.03          --
                  2009...     $0.69       $0.91          --
                  2008...     $1.22       $0.69          --
                  2007...     $1.10(a)    $1.22          --

               2.60% Variable Account Charge Continued

               -
                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

               AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                 2010..     $1.09       $1.20          --
                 2009..     $0.94       $1.09          --
                 2008..     $1.31       $0.94          --
                 2007..     $1.41(a)    $1.31          --

               AMERICAN CENTURY VP INFLATION PROTECTION
                SUB-ACCOUNT:
                 2010..     $1.08       $1.10          --
                 2009..     $1.00       $1.08          --
                 2008..     $1.04       $1.00          --
                 2007..     $1.00(b)    $1.04          --

               FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                 2010..     $1.23       $1.40          --
                 2009..     $0.93       $1.23          --
                 2008..     $1.67       $0.93          --
                 2007..     $1.56(a)    $1.67          --

               FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                 2010..     $0.98       $1.10          --
                 2009..     $0.78       $0.98          --
                 2008..     $1.39       $0.78          --
                 2007..     $1.43(a)    $1.39          --

               FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                 2010..     $1.00       $1.11          --
                 2009..     $0.72       $1.00          --
                 2008..     $0.98       $0.72          --
                 2007..     $1.00(b)    $0.98          --

               FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                 2010..     $1.51       $1.89          --
                 2009..     $1.11       $1.51          --
                 2008..     $1.88       $1.11          --
                 2007..     $1.83(a)    $1.88          --

               FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                 2010..     $0.98       $1.07          --
                 2009       $0.78       $0.98          --
                 2008..     $1.22       $0.78          --
                 2007..     $1.24(a)    $1.22          --

               FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                 2010..     $0.75       $0.93          --
                 2009..     $0.59       $0.75          --
                 2008..     $0.91       $0.59          --
                 2007..     $1.00(b)    $0.91          --

               FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                SUB-ACCOUNT:
                 2010..     $1.05       $1.31          --
                 2009..     $0.75       $1.05          --
                 2008..     $1.34       $0.75          --
                 2007..     $1.33(a)    $1.34          --

               MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                 2010..     $1.11       $1.21          --
                 2009..     $0.91       $1.11          --
                 2008..     $1.48       $0.91          --
                 2007..     $1.47(a)    $1.48          --

               TEMPLETON DEVELOPING MARKETS SECURITIES
                SUB-ACCOUNT:
                 2010..     $2.01       $2.30          --
                 2009..     $1.19       $2.01          --
                 2008..     $2.59       $1.19          --
                 2007..     $2.28(a)    $2.59          --

               GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                 2010..   $1.00...     $1.01.         --.....



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.     $0.71       $0.80          --
                  2009.     $0.58       $0.71          --
                  2008.     $0.94       $0.58          --
                  2007.     $1.00(b)    $0.94          --

                IBBOTSON BALANCED ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.     $0.83       $0.91          --
                  2009.     $0.72       $0.83          --
                  2008.     $0.97       $0.72          --
                  2007.     $1.00(b)    $0.97          --

                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.     $0.97       $1.01          --
                  2009.     $0.92       $0.97          --
                  2008.     $1.01       $0.92          --
                  2007.     $1.00(b)    $1.01          --

                IBBOTSON GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.     $0.76       $0.85          --
                  2009.     $0.63       $0.76          --
                  2008.     $0.95       $0.63          --
                  2007.     $1.00(b)    $0.95          --

                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.     $0.89       $0.96          --
                  2009.     $0.82       $0.89          --
                  2008.     $0.99       $0.82          --
                  2007.     $1.00(b)    $0.99          --

                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010.     $0.92       $0.97          --
                  2009.     $0.71       $0.92          --
                  2008.     $1.19       $0.71          --
                  2007.     $1.20(a)    $1.19          --

                INVESCO V.I. CAPITAL APPRECIATION
                 SUB-ACCOUNT(G):
                  2010.     $0.89       $1.00          --
                  2009.     $0.76       $0.89          --
                  2008.     $1.36       $0.76          --
                  2007.     $1.31(a)    $1.36          --

                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010.     $1.10       $1.17          --
                  2009.     $0.88       $1.10          --
                  2008.     $1.30       $0.88          --
                  2007.     $1.28(a)    $1.30          --

                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010.     $0.72       $0.90          --
                  2009.     $0.61       $0.72          --
                  2008.     $0.92       $0.61          --
                  2007.     $1.00(b)    $0.92          --

                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010.     $1.01       $1.17          --
                  2009.     $0.62       $1.01          --
                  2008.     $1.26       $0.62          --
                  2007.     $1.17(a)    $1.26          --

                INVESCO VAN KAMPEN V.I. COMSTOCK
                 SUB-ACCOUNT(N):
                  2010.     $1.05       $1.18          --
                  2009.     $0.84       $1.05          --
                  2008.     $1.34       $0.84          --
                  2007.     $1.39(a)    $1.34          --

2.60% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.   $   1.16      $1.27          --
                  2009.   $   0.96      $1.16          --
                  2008.   $   1.45      $0.96          --
                  2007.   $1.45(a)      $1.45          --

                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.   $   0.73      $0.87          --
                  2009.   $   0.54      $0.73          --
                  2008.   $   0.95      $0.54          --
                  2007.   $1.00(b)      $0.95          --

                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.   $   2.04      $2.16          --
                  2009.   $   1.67      $2.04          --
                  2008.   $   2.31      $1.67          --
                  2007.   $1.92(a)      $2.31          --

                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.   $   1.16      $1.32          --
                  2009.   $   1.05      $1.16          --
                  2008.   $   1.37      $1.05          --
                  2007.   $1.31(a)      $1.37          --

                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.   $   1.19      $1.40          --
                  2009.   $   0.98      $1.19          --
                  2008.   $   1.55      $0.98          --
                  2007.   $1.47(a)      $1.55          --

                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.   $   1.34      $1.53          --
                  2009.   $   0.79      $1.34          --
                  2008.   $   2.12      $0.79          --
                  2007.   $1.83(a)      $2.12          --

                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.   $   1.10      $1.21          --
                  2009.   $   0.89      $1.10          --
                  2008.   $   1.43      $0.89          --
                  2007.   $1.28(a)      $1.43          --

                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.   $   1.43      $1.59          --
                  2009.   $   1.07      $1.43          --
                  2008.   $   1.90      $1.07          --
                  2007.   $1.81(a)      $1.90          --

                IVY FUNDS VIP INTERNATIONAL GROWTH
                 SUB-ACCOUNT(E):
                  2010.   $   1.31      $1.47          --
                  2009.   $   1.06      $1.31          --
                  2008.   $   1.89      $1.06          --
                  2007.   $1.70(a)      $1.89          --

                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010.   $   1.05      $1.45          --
                  2009.   $   0.77      $1.05          --
                  2008.   $   1.51      $0.77          --
                  2007.   $1.49(a)      $1.51          --

                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010.   $   1.23      $1.57          --
                  2009.   $   0.86      $1.23          --
                  2008.   $   1.38      $0.86          --
                  2007.   $1.33(a)      $1.38          --



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010.   $   1.59      $1.74          --
                  2009.   $   1.13      $1.59          --
                  2008.   $   1.76      $1.13          --
                  2007.   $1.62(a)      $1.76          --

                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.   $   1.14      $1.43          --
                  2009.   $   0.87      $1.14          --
                  2008.   $   1.47      $0.87          --
                  2007.   $1.40(a)      $1.47          --

                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.   $   1.22      $1.50          --
                  2009.   $   0.97      $1.22          --
                  2008.   $   1.34      $0.97          --
                  2007.   $1.35(a)      $1.34          --

                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.   $   1.10      $1.27          --
                  2009.   $   0.89      $1.10          --
                  2008.   $   1.38      $0.89          --
                  2007.   $1.39(a)      $1.38          --
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.   $   1.33      $1.40          --
                  2009.   $   1.08      $1.33          --
                  2008.   $   1.33      $1.08          --
                  2007.   $1.29(a)      $1.33          --
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.   $   1.43      $1.49          --
                  2009.   $   1.01      $1.43          --
                  2008.   $   1.86      $1.01          --
                  2007.   $1.59(a)      $1.86          --

                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.   $   2.26      $2.75          --
                  2009.   $   1.29      $2.26          --
                  2008.   $   2.78      $1.29          --
                  2007.   $2.48(a)      $2.78          --
                JANUS ASPEN: PERKINS MID CAP VALUE
                 SUB-ACCOUNT(D):
                  2010.   $   0.86      $0.97          --
                  2009.   $   0.66      $0.86          --
                  2008.   $   0.94      $0.66          --
                  2007.   $1.00(b)      $0.94          --

                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010.   $   1.04      $1.14          --
                  2009.   $   0.77      $1.04          --
                  2008.   $   1.25      $0.77          --
                  2007.   $1.20(a)      $1.25          --

                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010.   $   0.80      $1.01          --
                  2009.   $   0.58      $0.80          --
                  2008.   $   1.24      $0.58          --
                  2007.   $1.21(a)      $1.24          --

                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010.   $   1.11      $1.46          --
                  2009.   $   0.70      $1.11          --
                  2008.   $   1.18      $0.70          --
                  2007.   $1.22(a)      $1.18          --

                MFS VALUE SERIES SUB-ACCOUNT:
                  2010.   $   1.22      $1.32          --
                  2009.   $   1.02      $1.22          --
                  2008.   $   1.55      $1.02          --
                  2007.   $1.51(a)      $1.55          --

2.60% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010.   $   0.67      $0.78          --
                  2009.   $   0.41      $0.67          --
                  2008.   $   0.97      $0.41          --
                  2007.   $1.00(b)      $0.97          --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010.   $   0.73      $0.87          --
                  2009.   $   0.57      $0.73          --
                  2008.   $   0.96      $0.57          --
                  2007.   $1.00(b)      $0.96          --
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010.   $   0.97      $1.03          --
                  2009.   $   0.69      $0.97          --
                  2008.   $   1.31      $0.69          --
                  2007.   $1.26(a)      $1.31          --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010.   $   0.29      $0.32          --
                  2009.   $   0.23      $0.29          --
                  2008.   $   1.12      $0.23          --
                  2007.   $1.14(a)      $1.12          --
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010.   $   0.73      $0.87          --
                  2009.   $   0.55      $0.73          --
                  2008.   $   0.90      $0.55          --
                  2007.   $1.00(b)      $0.90          --

                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.   $   1.42      $1.59          --
                  2009.   $   1.05      $1.42          --
                  2008.   $   1.89      $1.05          --
                  2007.   $1.82(a)      $1.89          --

                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.   $   1.00      $1.01          --

                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.   $   1.00      $1.02          --

                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.   $   0.90      $0.98          --
                  2009.   $   0.71      $0.90          --
                  2008.   $   1.32      $0.71          --
                  2007.   $1.39(a)      $1.32          --

                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.   $   0.93      $1.04          --
                  2009.   $   0.74      $0.93          --
                  2008.   $   1.24      $0.74          --
                  2007.   $1.30(a)      $1.24          --

                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.   $   1.16      $1.24          --
                  2009.   $   0.95      $1.16          --
                  2008.   $   1.75      $0.95          --
                  2007.   $1.70(a)      $1.75          --

                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.   $   1.00      $1.16          --
                  2009.   $   0.77      $1.00          --
                  2008.   $   1.30      $0.77          --
                  2007.   $1.25(a)      $1.30          --

                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.   $   1.12      $1.32          --
                  2009.   $   0.70      $1.12          --
                  2008.   $   1.14      $0.70          --
                  2007.   $1.09(a)      $1.14          --



2.70% Variable Account Charge

                          UNIT VALUE AT  UNIT VALUE  NUMBER OF UNITS
                          BEGINNING OF   AT END OF   OUTSTANDING AT
                             PERIOD        PERIOD     END OF PERIOD
                          -------------  ----------  ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010...     $0.94        $1.00         43,696
                  2009...     $0.83        $0.94         42,207
                  2008...     $0.99        $0.83          5,060
                  2007...     $1.00(a)     $0.99          5,168
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010...     $0.83        $1.01         11,319
                  2009...     $0.62        $0.83         10,480
                  2008...     $1.01        $0.62          1,665
                  2007...     $1.00(a)     $1.01          1,389
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010...     $0.75        $0.84             --
                  2009...     $0.62        $0.75             --
                  2008...     $1.01        $0.62             --
                  2007...     $1.00(a)     $1.01             --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010...     $1.19        $1.32         10,204
                  2009...     $1.04        $1.19         10,008
                  2008...     $1.03        $1.04          1,285
                  2007...     $1.00(a)     $1.03          1,453
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010...     $0.97        $0.95          6,382
                  2009...     $1.00        $0.97          5,888
                  2008...     $1.00        $1.00            749
                  2007...     $1.00(a)     $1.00            829
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010...     $0.88        $0.92         13,474
                  2009...     $0.84        $0.88          8,853
                  2008...     $0.99        $0.84          1,000
                  2007...     $1.00(a)     $0.99          1,031
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010...     $0.71        $0.89          7,632
                  2009...     $0.58        $0.71          5,522
                  2008...     $0.94        $0.58            406
                  2007...     $1.00(a)     $0.94            391
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55        $0.55             --
                  2009...     $0.42        $0.55             --
                  2008...     $0.92        $0.42             --
                  2007...     $1.00(b)     $0.92             --
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010...     $0.71        $0.79             --
                  2009...     $0.62        $0.71             --
                  2008...     $0.98        $0.62             --
                  2007...     $1.00(a)     $0.98             --
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.82        $0.93             --
                  2009...     $0.63        $0.82             --
                  2008...     $1.11        $0.63             --
                  2007...     $1.00(a)     $1.11             --
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $0.77        $0.85         16,160
                  2009...     $0.66        $0.77         14,125
                  2008...     $0.93        $0.66             --
                  2007...     $1.00(a)     $0.93             --
                AMERICAN CENTURY VP INFLATION PROTECTION SUB-ACCOUNT:
                  2010...     $1.07        $1.10         23,323
                  2009...     $1.00        $1.07         21,885
                  2008...     $1.04        $1.00             --
                  2007...     $1.00(b)     $1.04             --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $0.78        $0.89          8,139
                  2009...     $0.59        $0.78          8,384
                  2008...     $1.07        $0.59          9,234
                  2007...     $1.00(a)     $1.07            787

2.70% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010.       $0.69       $0.77         2,020
                  2009.       $0.54       $0.69         1,960
                  2008.       $0.97       $0.54         1,597
                  2007.       $1.00(a)    $0.97         1,224
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010.       $1.00       $1.10        12,591
                  2009.       $0.71       $1.00        13,488
                  2008.       $0.98       $0.71            --
                  2007.       $1.00(b)    $0.98            --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010.       $0.83       $1.03            --
                  2009.       $0.61       $0.83            --
                  2008.       $1.03       $0.61            --
                  2007.       $1.00(a)    $1.03            --
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010..      $0.79       $0.86            --
                  2009..      $0.62       $0.79            --
                  2008..      $0.98       $0.62            --
                  2007..      $1.00(a)    $0.98            --
                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010..      $0.74       $0.93         8,047
                  2009..      $0.59       $0.74         6,736
                  2008..      $0.91       $0.59            --
                  2007..      $1.00(b)    $0.91            --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010..      $0.79       $0.98            --
                  2009..      $0.56       $0.79            --
                  2008..      $1.01       $0.56            --
                  2007..      $1.00(a)    $1.01            --
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010..      $0.76       $0.82            --
                  2009..      $0.62       $0.76            --
                  2008..      $1.01       $0.62            --
                  2007..      $1.00(a)    $1.01            --
                TEMPLETON DEVELOPING MARKETS SECURITIES
                 SUB-ACCOUNT:
                  2010..      $0.88       $1.01            --
                  2009..      $0.52       $0.88            --
                  2008..      $1.14       $0.52            --
                  2007..      $1.00(a)    $1.14            --
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010..      $1.00       $1.01            --
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..      $0.71       $0.80            --
                  2009..      $0.58       $0.71            --
                  2008..      $0.94       $0.58            --
                  2007..      $1.00(b)    $0.94            --
                IBBOTSON BALANCED ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010...     $0.83       $0.91            --
                  2009...     $0.72       $0.83            --
                  2008...     $0.97       $0.72            --
                  2007...     $1.00(b)    $0.97            --

                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010...     $0.96       $1.01            --
                  2009...     $0.92       $0.96            --
                  2008...     $1.01       $0.92            --
                  2007...     $1.00(b)    $1.01            --



                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------

                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010..     $0.76       $0.85         19,266
                  2009..     $0.63       $0.76         78,230
                  2008..     $0.95       $0.63         79,413
                  2007..     $1.00(b)    $0.95         80,614

                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.89       $0.95        133,267
                  2009..     $0.81       $0.89        135,353
                  2008..     $0.99       $0.81         75,078
                  2007..     $1.00(b)    $0.99             --

                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010..     $0.77       $0.80             --
                  2009..     $0.59       $0.77             --
                  2008..     $0.99       $0.59             --
                  2007..     $1.00(a)    $0.99             --

                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010..     $0.68       $0.76             --
                  2009..     $0.58       $0.68             --
                  2008..     $1.03       $0.58             --
                  2007..     $1.00(a)    $1.03             --

                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010..     $0.86       $0.91             --
                  2009..     $0.69       $0.86             --
                  2008..     $1.01       $0.69             --
                  2007..     $1.00(a)    $1.01             --

                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010..     $0.72       $0.90          8,682
                  2009..     $0.61       $0.72          7,027
                  2008..     $0.92       $0.61             --
                  2007..     $1.00(b)    $0.92             --

                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010..     $0.86       $1.00             --
                  2009..     $0.53       $0.86             --
                  2008..     $1.08       $0.53             --
                  2007..     $1.00(a)    $1.08             --

                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010..     $0.75       $0.85             --
                  2009..     $0.60       $0.75             --
                  2008..     $0.96       $0.60             --
                  2007..     $1.00(a)    $0.96             --

                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010..     $0.80       $0.87             --
                  2009..     $0.66       $0.80             --
                  2008..     $1.00       $0.66             --
                  2007..     $1.00(a)    $1.00             --

                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010..     $0.73       $0.87             --
                  2009..     $0.54       $0.73             --
                  2008..     $0.94       $0.54             --
                  2007..     $1.00(b)    $0.94             --

                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010..     $1.06       $1.12             --
                  2009..     $0.87       $1.06             --
                  2008..     $1.21       $0.87             --
                  2007..     $1.00(a)    $1.21             --

                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010..     $0.88       $1.01             --
                  2009..     $0.80       $0.88             --
                  2008..     $1.04       $0.80             --
                  2007..     $1.00(a)    $1.04             --

2.70% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.       $0.81       $0.95            --
                  2009.       $0.67       $0.81            --
                  2008.       $1.05       $0.67            --
                  2007.       $1.00(a)    $1.05            --

                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.       $0.73       $0.84         3,405
                  2009.       $0.43       $0.73            --
                  2008.       $1.16       $0.43            --
                  2007.       $1.00(a)    $1.16            --

                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.       $0.86       $0.94        20,205
                  2009.       $0.69       $0.86        17,461
                  2008.       $1.12       $0.69         1,393
                  2007.       $1.00(a)    $1.12         1,137

                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $0.79       $0.88        13,987
                  2009.       $0.59       $0.79        11,747
                  2008.       $1.05       $0.59           903
                  2007.       $1.00(a)    $1.05           699

                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $0.77       $0.86        12,044
                  2009...     $0.63       $0.77            --
                  2008...     $1.11       $0.63            --
                  2007...     $1.00(a)    $1.11            --

                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.71       $0.97            --
                  2009...     $0.51       $0.71            --
                  2008...     $1.02       $0.51            --
                  2007...     $1.00(a)    $1.02            --

                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.92       $1.18            --
                  2009...     $0.65       $0.92            --
                  2008...     $1.04       $0.65            --
                  2007...     $1.00(a)    $1.04            --

                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010...     $0.97       $1.07         7,572
                  2009...     $0.70       $0.97         5,111
                  2008...     $1.08       $0.70         6,197
                  2007...     $1.00(a)    $1.08           586

                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.81       $1.02            --
                  2009...     $0.62       $0.81            --
                  2008...     $1.05       $0.62            --
                  2007...     $1.00(a)    $1.05            --

                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010...     $0.90       $1.11           801
                  2009...     $0.71       $0.90           829
                  2008...     $0.99       $0.71           713
                  2007...     $1.00(a)    $0.99           640

                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010...     $0.79       $0.91            --
                  2009...     $0.64       $0.79            --
                  2008...     $0.99       $0.64            --
                  2007...     $1.00(a)    $0.99            --

                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010...     $1.03       $1.08            --
                  2009...     $0.84       $1.03            --
                  2008...     $1.03       $0.84            --
                  2007...     $1.00(a)    $1.03            --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.       $0.90       $0.93            --
                  2009.       $0.63       $0.90            --
                  2008.       $1.17       $0.63            --
                  2007.       $1.00(a)    $1.17            --

                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.       $0.91       $1.11         5,465
                  2009.       $0.52       $0.91         5,250
                  2008.       $1.12       $0.52           974
                  2007.       $1.00(a)    $1.12           654

                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.86       $0.96         7,267
                  2009...     $0.66       $0.86         6,077
                  2008...     $0.94       $0.66            --
                  2007...     $1.00(b)    $0.94            --
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010...     $0.86       $0.94        14,919
                  2009...     $0.64       $0.86        12,941
                  2008...     $1.04       $0.64         1,669
                  2007...     $1.00(a)    $1.04         1,380
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010...     $0.66       $0.83            --
                  2009...     $0.48       $0.66            --
                  2008...     $1.02       $0.48            --
                  2007...     $1.00(a)    $1.02            --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010...     $0.91       $1.20            --
                  2009...     $0.57       $0.91            --
                  2008...     $0.97       $0.57            --
                  2007...     $1.00(a)    $0.97            --
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010...     $0.80       $0.87        33,482
                  2009...     $0.67       $0.80        28,968
                  2008...     $1.03       $0.67         2,293
                  2007...     $1.00(a)    $1.03         1,942
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010...     $0.67       $0.78        20,515
                  2009...     $0.41       $0.67         7,748
                  2008...     $0.97       $0.41            --
                  2007...     $1.00(b)    $0.97            --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010...     $0.72       $0.87            --
                  2009...     $0.57       $0.72            --
                  2008...     $0.96       $0.57            --
                  2007...     $1.00(b)    $0.96            --
                OPPENHEIMER CAPITAL APPRECIATION/VA SUB-ACCOUNT:
                  2010...     $0.77       $0.82            --
                  2009...     $0.55       $0.77            --
                  2008...     $1.04       $0.55            --
                  2007...     $1.00(a)    $1.04            --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010...     $0.25       $0.28        28,384
                  2009...     $0.21       $0.25        29,375
                  2008...     $0.99       $0.21        11,354
                  2007...     $1.00(a)    $0.99         2,061
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010...     $0.73       $0.87            --
                  2009...     $0.55       $0.73            --
                  2008...     $0.90       $0.55            --
                  2007...     $1.00(b)    $0.90            --

2.70% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $0.78       $0.87            --
                  2009.     $0.58       $0.78            --
                  2008.     $1.04       $0.58            --
                  2007.     $1.00(a)    $1.04            --
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01            --
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.02            --
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.65       $0.71            --
                  2009.     $0.51       $0.65            --
                  2008.     $0.95       $0.51            --
                  2007.     $1.00(a)    $0.95            --
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.72       $0.80            --
                  2009.     $0.57       $0.72            --
                  2008.     $0.95       $0.57            --
                  2007.     $1.00(a)    $0.95            --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $0.68       $0.73         9,091
                  2009.     $0.56       $0.68         8,772
                  2008.     $1.02       $0.56         9,587
                  2007.     $1.00(a)    $1.02           771
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $0.79       $0.92            --
                  2009.     $0.62       $0.79            --
                  2008.     $1.03       $0.62            --
                  2007.     $1.00(a)    $1.03            --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.03       $1.21            --
                  2009.     $0.64       $1.03            --
                  2008.     $1.05       $0.64            --
                  2007.     $1.00(a)    $1.05            --

2.75% Variable Account Charge

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.      $0.94...   $1.00...         --.....
                  2009.      $0.83...   $0.94...     12,167.....
                  2008.      $0.99...   $0.83...         --.....
                  2007.   $1.00(a)...   $0.99...         --.....
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.     $0.85       $1.04            --
                  2009.     $0.64       $0.85            --
                  2008.     $1.04       $0.64            --
                  2007.     $1.03(a)    $1.04            --
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.     $0.76       $0.85            --
                  2009.     $0.62       $0.76            --
                  2008.     $1.02       $0.62            --
                  2007.     $1.01(a)    $1.02            --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.     $1.22       $1.36            --
                  2009.     $1.07       $1.22         8,815
                  2008.     $1.06       $1.07            --
                  2007.     $1.03(a)    $1.06            --
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.     $0.99       $0.96            --
                  2009.     $1.01       $0.99            --
                  2008.     $1.02       $1.01            --
                  2007.     $1.01(a)    $1.02            --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.89       $0.93            --
                  2009.       $0.85       $0.89            --
                  2008.       $1.00       $0.85            --
                  2007.       $1.01(a)    $1.00            --
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $0.62       $0.78            --
                  2009.       $0.51       $0.62            --
                  2008.       $0.82       $0.51            --
                  2007.       $0.88(a)    $0.82            --
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.55       $0.55            --
                  2009...     $0.42       $0.55            --
                  2008...     $0.92       $0.42            --
                  2007...     $1.00(b)    $0.92            --
                AMERICAN CENTURY VP INCOME & GROWTH
                 SUB-ACCOUNT:
                  2010...     $0.70       $0.78            --
                  2009...     $0.61       $0.70            --
                  2008...     $0.97       $0.61            --
                  2007...     $0.99(a)    $0.97            --
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010...     $0.87       $0.98            --
                  2009...     $0.66       $0.87            --
                  2008...     $1.17       $0.66            --
                  2007...     $1.05(a)    $1.17            --
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010...     $0.76       $0.84            --
                  2009...     $0.66       $0.76            --
                  2008...     $0.92       $0.66            --
                  2007...     $0.99(a)    $0.92            --
                AMERICAN CENTURY VP INFLATION PROTECTION
                 SUB-ACCOUNT:
                  2010...     $1.07       $1.10            --
                  2009...     $1.00       $1.07            --
                  2008...     $1.04       $1.00            --
                  2007...     $1.00(b)    $1.04            --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010...     $0.84       $0.95            --
                  2009...     $0.63       $0.84         1,825
                  2008...     $1.14       $0.63            --
                  2007...     $1.07(a)    $1.14            --
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010...     $0.69       $0.77            --
                  2009...     $0.55       $0.69            --
                  2008...     $0.98       $0.55            --
                  2007...     $1.01(a)    $0.98            --
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010...     $1.00       $1.10            --
                  2009...     $0.71       $1.00            --
                  2008...     $0.98       $0.71            --
                  2007...     $1.00(b)    $0.98            --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010...     $0.89       $1.11            --
                  2009...     $0.65       $0.89         1,411
                  2008...     $1.11       $0.65            --
                  2007...     $1.08(a)    $1.11            --
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010...     $0.83       $0.90            --
                  2009...     $0.66       $0.83            --
                  2008...     $1.03       $0.66            --
                  2007...     $1.05(a)    $1.03            --

2.75% Variable Account Charge Continued

                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010.      $0.74       $0.93            --
                  2009.      $0.59       $0.74            --
                  2008.      $0.91       $0.59            --
                  2007.      $1.00(b)    $0.91            --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010.      $0.84       $1.04            --
                  2009.      $0.60       $0.84            --
                  2008.      $1.07       $0.60            --
                  2007.      $1.06(a)    $1.07            --
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010.      $0.76       $0.82            --
                  2009.      $0.62       $0.76         2,102
                  2008.      $1.01       $0.62            --
                  2007.      $1.00(a)    $1.01            --
                TEMPLETON DEVELOPING MARKETS SECURITIES
                 SUB-ACCOUNT:
                  2010.      $0.99       $1.13            --
                  2009.      $0.59       $0.99            --
                  2008.      $1.28       $0.59            --
                  2007.      $1.12(a)    $1.28            --
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010.      $1.00       $1.01            --
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.71       $0.80            --
                  2009.      $0.58       $0.71            --
                  2008.      $0.94       $0.58            --
                  2007.      $1.00(b)    $0.94            --
                IBBOTSON BALANCED ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.83       $0.90            --
                  2009.      $0.72       $0.83            --
                  2008.      $0.97       $0.72            --
                  2007.      $1.00(b)    $0.97            --

                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.96       $1.00            --
                  2009.      $0.92       $0.96            --
                  2008.      $1.01       $0.92            --
                  2007.      $1.00(b)    $1.01            --

                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010..     $0.76       $0.85            --
                  2009..     $0.63       $0.76            --
                  2008..     $0.95       $0.63            --
                  2007..     $1.00(b)    $0.95            --

                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.89       $0.95            --
                  2009..     $0.81       $0.89            --
                  2008..     $0.99       $0.81            --
                  2007..     $1.00(b)    $0.99            --

                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010..     $0.77       $0.81            --
                  2009..     $0.59       $0.77            --
                  2008..     $0.99       $0.59            --
                  2007..     $1.01(a)    $0.99            --

                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010..     $0.71       $0.80            --
                  2009..     $0.60       $0.71            --
                  2008..     $1.08       $0.60            --
                  2007..     $1.05(a)    $1.08            --



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------

                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010.     $0.88       $0.94            --
                  2009.     $0.71       $0.88            --
                  2008.     $1.05       $0.71            --
                  2007.     $1.03(a)    $1.05            --

                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010.     $0.72       $0.90            --
                  2009.     $0.61       $0.72            --
                  2008.     $0.92       $0.61            --
                  2007.     $1.00(b)    $0.92            --

                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010.     $0.90       $1.04            --
                  2009.     $0.56       $0.90            --
                  2008.     $1.13       $0.56            --
                  2007.     $1.05(a)    $1.13            --

                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010.     $0.74       $0.83            --
                  2009.     $0.59       $0.74            --
                  2008.     $0.95       $0.59            --
                  2007.     $0.99(a)    $0.95            --

                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.     $0.79       $0.87            --
                  2009.     $0.66       $0.79            --
                  2008.     $1.00       $0.66            --
                  2007.     $1.00(a)    $1.00            --

                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.     $0.73       $0.87            --
                  2009.     $0.54       $0.73            --
                  2008.     $0.94       $0.54            --
                  2007.     $1.00(b)    $0.94            --

                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.     $1.24       $1.31            --
                  2009.     $1.02       $1.24         7,662
                  2008.     $1.41       $1.02            --
                  2007.     $1.17(a)    $1.41            --

                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.     $0.93       $1.06            --
                  2009.     $0.84       $0.93            --
                  2008.     $1.10       $0.84            --
                  2007.     $1.05(a)    $1.10            --

                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):.
                  2010.     $0.84       $0.99            --
                  2009.     $0.70       $0.84            --
                  2008.     $1.10       $0.70            --
                  2007.     $1.04(a)    $1.10            --

                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.     $0.88       $1.00            --
                  2009.     $0.52       $0.88         2,078
                  2008.     $1.39       $0.52            --
                  2007.     $1.20(a)    $1.39            --

                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.     $0.93       $1.02            --
                  2009.     $0.75       $0.93            --
                  2008.     $1.21       $0.75            --
                  2007.     $1.09(a)    $1.21            --

2.75% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------

                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $0.80       $0.89            --
                  2009.       $0.60       $0.80         1,423
                  2008.       $1.07       $0.60            --
                  2007.       $1.02(a)    $1.07            --

                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $0.83       $0.92            --
                  2009...     $0.67       $0.83            --
                  2008...     $1.19       $0.67            --
                  2007...     $1.07(a)    $1.19            --

                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.72       $0.99            --
                  2009...     $0.53       $0.72            --
                  2008...     $1.04       $0.53            --
                  2007...     $1.02(a)    $1.04            --

                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.96       $1.23            --
                  2009...     $0.67       $0.96            --
                  2008...     $1.09       $0.67            --
                  2007...     $1.05(a)    $1.09            --

                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010...     $1.08       $1.19            --
                  2009...     $0.77       $1.08            --
                  2008...     $1.20       $0.77            --
                  2007...     $1.11(a)    $1.20            --

                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.85       $1.07            --
                  2009...     $0.65       $0.85            --
                  2008...     $1.10       $0.65            --
                  2007...     $1.05(a)    $1.10            --

                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010...     $0.84       $1.04            --
                  2009...     $0.67       $0.84            --
                  2008...     $0.93       $0.67            --
                  2007...     $0.94(a)    $0.93            --

                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010...     $0.79       $0.91            --
                  2009...     $0.64       $0.79            --
                  2008...     $0.99       $0.64            --
                  2007...     $1.00(a)    $0.99            --

                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010...     $1.07       $1.12            --
                  2009...     $0.87       $1.07            --
                  2008...     $1.07       $0.87            --
                  2007...     $1.04(a)    $1.07            --

                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010...     $1.01       $1.05            --
                  2009...     $0.71       $1.01            --
                  2008...     $1.31       $0.71            --
                  2007...     $1.12(a)    $1.31            --

                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010...     $1.02       $1.24            --
                  2009...     $0.59       $1.02            --
                  2008...     $1.26       $0.59            --
                  2007...     $1.13(a)    $1.26            --

                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.86       $0.96            --
                  2009...     $0.66       $0.86            --
                  2008...     $0.94       $0.66            --
                  2007...     $1.00(b)    $0.94            --




                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010.     $0.89       $0.97          --
                  2009.     $0.66       $0.89          --
                  2008.     $1.07       $0.66          --
                  2007.     $1.03(a)    $1.07          --
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010.     $0.68       $0.86          --
                  2009.     $0.50       $0.68          --
                  2008.     $1.05       $0.50          --
                  2007.     $1.03(a)    $1.05          --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010.     $0.92       $1.22          --
                  2009.     $0.58       $0.92          --
                  2008.     $0.99       $0.58          --
                  2007.     $1.02(a)    $0.99          --
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010.     $0.81       $0.88          --
                  2009.     $0.68       $0.81          --
                  2008.     $1.04       $0.68          --
                  2007.     $1.02(a)    $1.04          --
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010.     $0.67       $0.78          --
                  2009.     $0.41       $0.67          --
                  2008.     $0.96       $0.41          --
                  2007.     $1.00(b)    $0.96          --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010.     $0.72       $0.86          --
                  2009.     $0.57       $0.72          --
                  2008.     $0.96       $0.57          --
                  2007.     $1.00(b)    $0.96          --
                OPPENHEIMER CAPITAL APPRECIATION/VA
                 SUB-ACCOUNT:
                  2010.     $0.81       $0.86          --
                  2009.     $0.58       $0.81          --
                  2008.     $1.10       $0.58          --
                  2007.     $1.05(a)    $1.10          --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010.     $0.25       $0.28          --
                  2009.     $0.20       $0.25          --
                  2008.     $0.97       $0.20          --
                  2007.     $0.98(a)    $0.97          --
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010.     $0.73       $0.87          --
                  2009.     $0.55       $0.73          --
                  2008.     $0.90       $0.55          --
                  2007.     $1.00(b)    $0.90          --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $0.83       $0.92          --
                  2009.     $0.61       $0.83          --
                  2008.     $1.10       $0.61          --
                  2007.     $1.06(a)    $1.10          --
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01          --
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.02          --
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.62       $0.68          --
                  2009.     $0.50       $0.62          --
                  2008.     $0.92       $0.50          --
                  2007.     $0.97(a)    $0.92          --

2.75% Variable Account Charge Continued

                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.69       $0.76          --
                  2009.     $0.54       $0.69          --
                  2008.     $0.91       $0.54          --
                  2007.     $0.96(a)    $0.91          --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $0.70       $0.75          --
                  2009.     $0.58       $0.70          --
                  2008.     $1.06       $0.58          --
                  2007.     $1.03(a)    $1.06          --
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $0.78       $0.91          --
                  2009.     $0.61       $0.78          --
                  2008.     $1.02       $0.61          --
                  2007.     $0.99(a)    $1.02          --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.00       $1.17          --
                  2009.     $0.62       $1.00          --
                  2008.     $1.02       $0.62          --
                  2007.     $0.99(a)    $1.02          --

2.95% Variable Account Charge

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                ADVANTUS BOND SUB-ACCOUNT:
                  2010.       $0.93       $0.99         4,158
                  2009.       $0.83       $0.93         4,113
                  2008.       $0.99       $0.83            --
                  2007.       $1.00(a)    $0.99            --
                ADVANTUS INDEX 400 MID-CAP SUB-ACCOUNT:
                  2010.       $0.82       $1.00           854
                  2009.       $0.62       $0.82           911
                  2008.       $1.01       $0.62            --
                  2007.       $1.00(a)    $1.01            --
                ADVANTUS INDEX 500 SUB-ACCOUNT:
                  2010.       $0.75       $0.83            --
                  2009.       $0.61       $0.75            --
                  2008.       $1.01       $0.61            --
                  2007.       $1.00(a)    $1.01            --
                ADVANTUS INTERNATIONAL BOND SUB-ACCOUNT:
                  2010.       $1.19       $1.31           725
                  2009.       $1.04       $1.19           697
                  2008.       $1.03       $1.04            --
                  2007.       $1.00(a)    $1.03            --
                ADVANTUS MONEY MARKET SUB-ACCOUNT:
                  2010.       $0.97       $0.94           635
                  2009.       $0.99       $0.97           546
                  2008.       $1.00       $0.99            --
                  2007.       $1.00(a)    $1.00            --
                ADVANTUS MORTGAGE SECURITIES SUB-ACCOUNT:
                  2010.       $0.88       $0.91           845
                  2009.       $0.83       $0.88           788
                  2008.       $0.99       $0.83            --
                  2007.       $1.00(a)    $0.99            --
                ADVANTUS REAL ESTATE SECURITIES SUB-ACCOUNT:
                  2010.       $0.70       $0.88           405
                  2009.       $0.58       $0.70           451
                  2008.       $0.94       $0.58            --
                  2007.       $1.00(a)    $0.94            --
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE SUB-ACCOUNT:
                  2010...     $0.54       $0.55            --
                  2009...     $0.42       $0.54            --
                  2008...     $0.92       $0.42            --
                  2007...     $1.00(b)    $0.92            --



                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
                AMERICAN CENTURY VP INCOME & GROWTH SUB-ACCOUNT:
                  2010.      $0.71       $0.78            --
                  2009.      $0.62       $0.71            --
                  2008.      $0.97       $0.62            --
                  2007.      $1.00(a)    $0.97            --
                AMERICAN CENTURY VP ULTRA(R) SUB-ACCOUNT:
                  2010.      $0.82       $0.92            --
                  2009.      $0.63       $0.82            --
                  2008.      $1.11       $0.63            --
                  2007.      $1.00(a)    $1.11            --
                AMERICAN CENTURY VP VALUE SUB-ACCOUNT:
                  2010.      $0.77       $0.85            --
                  2009.      $0.66       $0.77            --
                  2008.      $0.93       $0.66            --
                  2007.      $1.00(a)    $0.93            --
                AMERICAN CENTURY VP INFLATION PROTECTION
                 SUB-ACCOUNT:
                  2010.      $1.07       $1.09            --
                  2009.      $1.00       $1.07            --
                  2008.      $1.04       $1.00            --
                  2007.      $1.00(b)    $1.04            --
                FIDELITY VIP FUNDS: CONTRAFUND(R) SUB-ACCOUNT:
                  2010.      $0.78       $0.88            --
                  2009.      $0.59       $0.78            --
                  2008.      $1.06       $0.59            --
                  2007.      $1.00(a)    $1.06            --
                FIDELITY VIP FUNDS: EQUITY-INCOME SUB-ACCOUNT:
                  2010.      $0.68       $0.76           942
                  2009.      $0.54       $0.68           966
                  2008.      $0.97       $0.54            --
                  2007.      $1.00(a)    $0.97            --
                FIDELITY VIP FUNDS: HIGH INCOME SUB-ACCOUNT:
                  2010.      $0.99       $1.09         1,085
                  2009.      $0.71       $0.99         1,144
                  2008.      $0.98       $0.71            --
                  2007.      $1.00(b)    $0.98            --
                FIDELITY VIP FUNDS: MID CAP SUB-ACCOUNT:
                  2010.      $0.82       $1.02            --
                  2009.      $0.60       $0.82            --
                  2008.      $1.03       $0.60            --
                  2007.      $1.00(a)    $1.03            --
                FRANKLIN LARGE CAP GROWTH SECURITIES SUB-ACCOUNT:
                  2010..     $0.78       $0.85            --
                  2009..     $0.62       $0.78            --
                  2008..     $0.98       $0.62            --
                  2007..     $1.00(a)    $0.98            --
                FRANKLIN SMALL CAP VALUE SECURITIES SUB-ACCOUNT:
                  2010..     $0.74       $0.92           590
                  2009..     $0.59       $0.74           604
                  2008..     $0.91       $0.59            --
                  2007..     $1.00(b)    $0.91            --
                FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                 SUB-ACCOUNT:
                  2010..     $0.78       $0.97            --
                  2009..     $0.56       $0.78            --
                  2008..     $1.01       $0.56            --
                  2007..     $1.00(a)    $1.01            --
                MUTUAL SHARES SECURITIES SUB-ACCOUNT:
                  2010..     $0.75       $0.81            --
                  2009..     $0.61       $0.75            --
                  2008..     $1.01       $0.61            --
                  2007..     $1.00(a)    $1.01            --

2.95% Variable Account Charge Continued

                         UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                         BEGINNING OF  AT END OF  OUTSTANDING AT
                            PERIOD       PERIOD    END OF PERIOD
                         ------------- ---------- ---------------
                TEMPLETON DEVELOPING MARKETS SECURITIES
                 SUB-ACCOUNT:
                  2010.      $0.88       $1.00           --
                  2009.      $0.52       $0.88           --
                  2008.      $1.14       $0.52           --
                  2007.      $1.00(a)    $1.14           --
                GOLDMAN SACHS GOVERNMENT INCOME SUB-ACCOUNT(J):
                  2010.      $1.00       $1.01           --
                IBBOTSON AGGRESSIVE GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.71       $0.80           --
                  2009.      $0.58       $0.71           --
                  2008.      $0.94       $0.58           --
                  2007.      $1.00(b)    $0.94           --
                IBBOTSON BALANCED ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.82       $0.90           --
                  2009.      $0.71       $0.82           --
                  2008.      $0.97       $0.71           --
                  2007.      $1.00(b)    $0.97           --
                IBBOTSON CONSERVATIVE ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010.      $0.96       $1.00           --
                  2009.      $0.92       $0.96           --
                  2008.      $1.01       $0.92           --
                  2007.      $1.00(b)    $1.01           --
                IBBOTSON GROWTH ETF ASSET ALLOCATION SUB-ACCOUNT:
                  2010..     $0.76       $0.84           --
                  2009..     $0.63       $0.76           --
                  2008..     $0.95       $0.63           --
                  2007..     $1.00(b)    $0.95           --
                IBBOTSON INCOME AND GROWTH ETF ASSET ALLOCATION
                 SUB-ACCOUNT:
                  2010..     $0.89       $0.94           --
                  2009..     $0.81       $0.89           --
                  2008..     $0.99       $0.81           --
                  2007..     $1.00(b)    $0.99           --
                INVESCO V.I. BASIC BALANCED SUB-ACCOUNT(G):
                  2010..     $0.76       $0.80           --
                  2009..     $0.59       $0.76           --
                  2008..     $0.98       $0.59           --
                  2007..     $1.00(a)    $0.98           --
                INVESCO V.I. CAPITAL APPRECIATION SUB-ACCOUNT(G):
                  2010..     $0.67       $0.75           --
                  2009..     $0.58       $0.67           --
                  2008..     $1.03       $0.58           --
                  2007..     $1.00(a)    $1.03           --
                INVESCO V.I. CORE EQUITY SUB-ACCOUNT(G):
                  2010..     $0.85       $0.90           --
                  2009..     $0.69       $0.85           --
                  2008..     $1.01       $0.69           --
                  2007..     $1.00(a)    $1.01           --
                INVESCO V.I. SMALL CAP EQUITY SUB-ACCOUNT(G):
                  2010..     $0.72       $0.89          911
                  2009..     $0.61       $0.72          920
                  2008..     $0.92       $0.61           --
                  2007..     $1.00(b)    $0.92           --
                INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
                 SUB-ACCOUNT(B) (M):
                  2010..     $0.85       $0.99           --
                  2009..     $0.53       $0.85           --
                  2008..     $1.07       $0.53           --
                  2007..     $1.00(a)    $1.07           --



                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                INVESCO VAN KAMPEN V.I. COMSTOCK SUB-ACCOUNT(N):
                  2010.       $0.75       $0.84            --
                  2009.       $0.60       $0.75            --
                  2008.       $0.96       $0.60            --
                  2007.       $1.00(a)    $0.96            --
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME
                 SUB-ACCOUNT(O):
                  2010.       $0.79       $0.86            --
                  2009.       $0.66       $0.79            --
                  2008.       $1.00       $0.66            --
                  2007.       $1.00(a)    $1.00            --
                INVESCO VAN KAMPEN V.I. MID CAP VALUE
                 SUB-ACCOUNT(P):
                  2010.       $0.73       $0.86            --
                  2009.       $0.54       $0.73            --
                  2008.       $0.94       $0.54            --
                  2007.       $1.00(b)    $0.94            --
                IVY FUNDS VIP ASSET STRATEGY SUB-ACCOUNT(E):
                  2010.       $1.05       $1.11            --
                  2009.       $0.87       $1.05            --
                  2008.       $1.21       $0.87            --
                  2007.       $1.00(a)    $1.21            --
                IVY FUNDS VIP BALANCED SUB-ACCOUNT(E):
                  2010.       $0.88       $1.00            --
                  2009.       $0.80       $0.88            --
                  2008.       $1.04       $0.80            --
                  2007.       $1.00(a)    $1.04            --
                IVY FUNDS VIP CORE EQUITY SUB-ACCOUNT(E):
                  2010.       $0.80       $0.94            --
                  2009.       $0.67       $0.80            --
                  2008.       $1.05       $0.67            --
                  2007.       $1.00(a)    $1.05            --
                IVY FUNDS VIP GLOBAL NATURAL RESOURCES
                 SUB-ACCOUNT(E):
                  2010.       $0.73       $0.83            --
                  2009.       $0.43       $0.73            --
                  2008.       $1.16       $0.43            --
                  2007.       $1.00(a)    $1.16            --
                IVY FUNDS VIP GROWTH SUB-ACCOUNT(E):
                  2010.       $0.85       $0.93         1,521
                  2009.       $0.69       $0.85         1,529
                  2008.       $1.12       $0.69            --
                  2007.       $1.00(a)    $1.12            --
                IVY FUNDS VIP INTERNATIONAL CORE EQUITY
                 SUB-ACCOUNT(E) (H):
                  2010.       $0.79       $0.87           697
                  2009.       $0.59       $0.79           735
                  2008.       $1.05       $0.59            --
                  2007.       $1.00(a)    $1.05            --
                IVY FUNDS VIP INTERNATIONAL GROWTH SUB-ACCOUNT(E):
                  2010...     $0.77       $0.86            --
                  2009...     $0.62       $0.77            --
                  2008...     $1.11       $0.62            --
                  2007...     $1.00(a)    $1.11            --
                IVY FUNDS VIP MICRO CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.70       $0.96            --
                  2009...     $0.51       $0.70            --
                  2008...     $1.02       $0.51            --
                  2007...     $1.00(a)    $1.02            --
                IVY FUNDS VIP MID CAP GROWTH SUB-ACCOUNT(E):
                  2010...     $0.92       $1.17            --
                  2009...     $0.64       $0.92            --
                  2008...     $1.04       $0.64            --
                  2007...     $1.00(a)    $1.04            --

2.95% Variable Account Charge Continued

                          UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                          BEGINNING OF  AT END OF  OUTSTANDING AT
                             PERIOD       PERIOD    END OF PERIOD
                          ------------- ---------- ---------------
                IVY FUNDS VIP SCIENCE AND TECHNOLOGY
                 SUB-ACCOUNT(E):
                  2010.       $0.97       $1.06            --
                  2009.       $0.69       $0.97            --
                  2008.       $1.08       $0.69            --
                  2007.       $1.00(a)    $1.08            --
                IVY FUNDS VIP SMALL CAP GROWTH SUB-ACCOUNT(E):
                  2010.       $0.81       $1.01            --
                  2009.       $0.62       $0.81            --
                  2008.       $1.05       $0.62            --
                  2007.       $1.00(a)    $1.05            --
                IVY FUNDS VIP SMALL CAP VALUE SUB-ACCOUNT(E):
                  2010.       $0.89       $1.10            --
                  2009.       $0.71       $0.89            --
                  2008.       $0.99       $0.71            --
                  2007.       $1.00(a)    $0.99            --
                IVY FUNDS VIP VALUE SUB-ACCOUNT(E):
                  2010.       $0.78       $0.90            --
                  2009.       $0.64       $0.78            --
                  2008.       $0.99       $0.64            --
                  2007.       $1.00(a)    $0.99            --
                JANUS ASPEN: BALANCED SUB-ACCOUNT:
                  2010.       $1.02       $1.07            --
                  2009.       $0.84       $1.02            --
                  2008.       $1.03       $0.84            --
                  2007.       $1.00(a)    $1.03            --
                JANUS ASPEN: FORTY SUB-ACCOUNT:
                  2010.       $0.90       $0.93            --
                  2009.       $0.63       $0.90            --
                  2008.       $1.17       $0.63            --
                  2007.       $1.00(a)    $1.17            --
                JANUS ASPEN: OVERSEAS SUB-ACCOUNT(F):
                  2010.       $0.90       $1.10           591
                  2009.       $0.52       $0.90           671
                  2008.       $1.12       $0.52            --
                  2007.       $1.00(a)    $1.12            --
                JANUS ASPEN: PERKINS MID CAP VALUE SUB-ACCOUNT(D):
                  2010...     $0.85       $0.95           511
                  2009...     $0.66       $0.85           528
                  2008...     $0.94       $0.66            --
                  2007...     $1.00(b)    $0.94            --
                MFS INVESTORS GROWTH STOCK SERIES SUB-ACCOUNT:
                  2010...     $0.86       $0.93           905
                  2009...     $0.64       $0.86           955
                  2008...     $1.04       $0.64            --
                  2007...     $1.00(a)    $1.04            --
                MFS MID CAP GROWTH SERIES SUB-ACCOUNT:
                  2010...     $0.66       $0.83            --
                  2009...     $0.48       $0.66            --
                  2008...     $1.02       $0.48            --
                  2007...     $1.00(a)    $1.02            --
                MFS NEW DISCOVERY SERIES SUB-ACCOUNT:
                  2010...     $0.90       $1.19            --
                  2009...     $0.57       $0.90            --
                  2008...     $0.97       $0.57            --
                  2007...     $1.00(a)    $0.97            --
                MFS VALUE SERIES SUB-ACCOUNT:
                  2010...     $0.80       $0.86         2,364
                  2009...     $0.67       $0.80         2,356
                  2008...     $1.03       $0.67            --
                  2007...     $1.00(a)    $1.03            --



                        UNIT VALUE AT UNIT VALUE NUMBER OF UNITS
                        BEGINNING OF  AT END OF  OUTSTANDING AT
                           PERIOD       PERIOD    END OF PERIOD
                        ------------- ---------- ---------------
                MORGAN STANLEY UIF EMERGING MARKETS EQUITY
                 SUB-ACCOUNT(I):
                  2010.     $0.67       $0.77          --
                  2009.     $0.41       $0.67          --
                  2008.     $0.96       $0.41          --
                  2007.     $1.00(b)    $0.96          --
                NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE
                 SUB-ACCOUNT:
                  2010.     $0.72       $0.86          --
                  2009.     $0.57       $0.72          --
                  2008.     $0.96       $0.57          --
                  2007.     $1.00(b)    $0.96          --
                OPPENHEIMER CAPITAL APPRECIATION/VA
                 SUB-ACCOUNT:
                  2010.     $0.77       $0.81          --
                  2009.     $0.55       $0.77          --
                  2008.     $1.04       $0.55          --
                  2007.     $1.00(a)    $1.04          --
                OPPENHEIMER HIGH INCOME/VA SUB-ACCOUNT:
                  2010.     $0.25       $0.28          --
                  2009.     $0.21       $0.25          --
                  2008.     $0.99       $0.21          --
                  2007.     $1.00(a)    $0.99          --
                OPPENHEIMER MAIN STREET SMALL CAP(R)/VA
                 SUB-ACCOUNT:
                  2010.     $0.72       $0.86          --
                  2009.     $0.54       $0.72          --
                  2008.     $0.90       $0.54          --
                  2007.     $1.00(b)    $0.90          --
                PANORAMA INTERNATIONAL GROWTH/VA SUB-ACCOUNT:
                  2010.     $0.77       $0.86          --
                  2009.     $0.57       $0.77          --
                  2008.     $1.04       $0.57          --
                  2007.     $1.00(a)    $1.04          --
                PIMCO VIT LOW DURATION SUB-ACCOUNT(K):
                  2010.     $1.00       $1.01          --
                PIMCO VIT TOTAL RETURN SUB-ACCOUNT(L):
                  2010.     $1.00       $1.02          --
                PUTNAM VT EQUITY INCOME SUB-ACCOUNT(C):
                  2010.     $0.64       $0.70          --
                  2009.     $0.51       $0.64          --
                  2008.     $0.95       $0.51          --
                  2007.     $1.00(a)    $0.95          --
                PUTNAM VT GROWTH AND INCOME SUB-ACCOUNT:
                  2010.     $0.71       $0.79          --
                  2009.     $0.57       $0.71          --
                  2008.     $0.95       $0.57          --
                  2007.     $1.00(a)    $0.95          --
                PUTNAM VT INTERNATIONAL EQUITY SUB-ACCOUNT:
                  2010.     $0.67       $0.72          --
                  2009.     $0.56       $0.67          --
                  2008.     $1.02       $0.56          --
                  2007.     $1.00(a)    $1.02          --
                PUTNAM VT MULTI-CAP GROWTH SUB-ACCOUNT(Q):
                  2010.     $0.79       $0.92          --
                  2009.     $0.61       $0.79          --
                  2008.     $1.03       $0.61          --
                  2007.     $1.00(a)    $1.03          --
                PUTNAM VT VOYAGER SUB-ACCOUNT:
                  2010.     $1.02       $1.20          --
                  2009.     $0.64       $1.02          --
                  2008.     $1.05       $0.64          --
                  2007.     $1.00(a)    $1.05          --

--------
(a) Period from October 12, 2007, commencement of operations, to December 31, 2007.
(b) Prior to May 1, 2008, the sub-account was known as Van Kampen Strategic Growth Portfolio.
(c) Putnam VT New Value Fund merged into the Putnam VT Equity Income Fund effective January 5, 2009.
(d) Janus Aspen Series: Mid Cap Value Portfolio changed its name to Janus Aspen Series Perkins Mid Cap Value Portfolio effective December 31, 2008.
(e) W&R Target Funds, Inc. changed to Ivy Funds Variable Portfolios effective July 31, 2008.
(f) Prior to May 1, 2009, the sub-account was known as Janus International Growth Portfolio.
(g) AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) effective April 30, 2010.
(h) Ivy Funds VIP International Value changed its name to Ivy Funds VIP International Core Equity effective April 30, 2010.
(i) Van Kampen UIF Emerging Markets Equity Portfolio changed its name to Morgan Stanley UIF Emerging Market Equity Portfolio effective April 30, 2010.
(j) Goldman Sachs Government Income was made available effective April 30, 2010.
(k) PIMCO VIT Low Duration was made available effective April 30, 2010.
(l) PIMCO VIT Total Return was made available effective April 30, 2010.
(m) Van Kampen Capital Growth changed its name to Invesco Van Kampen V.I. Capital Growth effective June 1, 2010.
(n) Van Kampen Comstock changed its name to Invesco Van Kampen V.I. Comstock effective June 1, 2010.
(o) Van Kampen Growth and Income changed its name to Invesco Van Kampen V.I. Growth and Income effective June 1, 2010.
(p) Van Kampen UIF U.S. Mid Cap Value changed its name to Invesco Van Kampen V.I. Mid Cap Value effective June 1, 2010.
(q) Putnam VT New Opportunities changed its name to Putnam VT Multi-Cap Growth effective September 1, 2010.

             APPENDIX B -- ILLUSTRATION OF VARIABLE ANNUITY VALUES

The illustration included in this Appendix shows the effect of investment performance on the monthly variable annuity income. The illustration assumes a gross investment return of: 0.00%, 6.86% and 10.00%.

For illustration purposes, an average annual expense equal to 2.36% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly variable annuity incomes. The average expense charge of 2.36% includes: 1.20% for mortality and expense risk, .15% for administrative fee and an average of 1.01% for the fund management fee, other fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual portfolio operating expenses with waivers or reductions applied.

The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual variable annuity income will be more or less than shown if the actual returns are different than those illustrated.

The illustration assumes 100% of the assets are invested in the sub-account(s) of the variable annuity account. For comparison purposes, a current fixed annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first variable annuity payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.

The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average fund expenses. Upon request, a similar illustration specific to your situation and fund election may be available.

             VARIABLE ANNUITY INCOME -- HYPOTHETICAL ILLUSTRATION
       ANNUITY INCOME OPTION -- LIFE ANNUITY WITH 10 YEAR PERIOD CERTAIN

PREPARED FOR:                   Client
VARIABLE CONTRIBUTION:          $100,000.00
INITIAL VARIABLE MONTHLY INCOME:$631.36

The illustration below shows how investment returns may affect variable annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.

Annuity income payments will INCREASE if the returns on your investments ARE GREATER THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

Annuity income payments will DECREASE if the returns on your investments ARE LESS THAN the total of the Assumed Investment Return (AIR) and your annual contract expenses.

An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the Variable Annuity Income Disclosure section of this illustration and in the prospectus.

The graph and table below show how annual gross investment returns of 0%, 6.86% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).

In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

VARIABLE ANNUITY INCOME - HYPOTHETICAL

         Impact of Rate of Return on Monthly Income

                      Annuity Income ($)

                          [CHART]

           0.00% Gross      6.86% Gross     10.00% Gross
    Age    (-2.38% Net)     (4.50% Net)      (7.64% Net)
   -----   -----------      -----------     ------------
     65        $631            $631              $631
     68         515             631               690
     71         420             631               754
     74         343             631               824
     77         280             631               901
     80         228             631               984
     83         186             631             1,076
     86         152             631             1,176
     89         124             631             1,285
     92         101             631             1,404
     95          82             631             1,535
     98          67             631             1,677



VARIABLE ANNUITY INCOME - SUPPORTING DETAIL

                                MONTHLY ANNUITY INCOME BASED ON HYPOTHETICAL RATE OF RETURN
          -                     -----------------------------------------------------------
                                0.00% GROSS          6.86% GROSS        10.00% GROSS
          BEGINNING OF YEAR AGE (-2.36% NET)         (4.50% NET)        (7.64% NET)
          ----------------- --- ------------         -----------        ------------
                  1........ 65      $631                $631               $  631
                  4........ 68      $515                $631               $  690
                  7........ 71      $420                $631               $  754
                 10........ 74      $343                $631               $  824
                 13........ 77      $280                $631               $  901
                 16........ 80      $228                $631               $  984
                 19........ 83      $186                $631               $1,076
                 22........ 86      $152                $631               $1,176
                 25........ 89      $124                $631               $1,285
                 28........ 92      $101                $631               $1,404
                 31........ 95      $ 82                $631               $1,535
                 34........ 98      $ 67                $631               $1,677

If you applied the amount of your purchase payment allocated to variable to a fixed annuity on the quotation date of this illustration, your fixed annuity income would be $584.01.

                   ILLUSTRATION OF MARKET VALUE ADJUSTMENTS

The following are examples of market value adjustment (MVA) calculations using hypothetical Swap Rates. The "Swap Rate" is the weekly average of the "Interest Rate Swap" rates as reported in Federal Reserve Bulletin Release H.15. Amounts withdrawn, surrendered, applied to provide annuity payments, or transferred from the guarantee periods of the guaranteed term account prior to their renewal date may be subject to a market value adjustment. As the examples below illustrate, the MVA may be either a negative or positive value. These examples do not include the effect of any deferred sales charge that may be assessed under the contract upon withdrawal and surrender.

The MVA factor is equal to:

                                    [GRAPHIC]



where i = Swap Rate for the week prior to the date of allocation into the guaranteed term account for a maturity equal to the guarantee period.

       j = Swap Rate for the week prior to the date of withdrawal, surrender, application to provide annuity payments or transfer with a maturity equal to the number of whole months remaining in the guarantee period.

       n = the number of whole months remaining in the guarantee period.

The amount of the MVA will never exceed, in a positive or negative direction, the excess interest earned on the guarantee period from which the withdrawal, surrender, amount applied to provide annuity payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a guarantee period of the guaranteed term account in excess of interest earned based on the minimum guaranteed interest rate.

EXAMPLE 1:  NEGATIVE MVA

In this example, the Swap Rate at the time of the withdrawal is higher than the Swap Rate as of the date of allocation. Therefore, there is a negative MVA and the resultant payment is reduced by that amount.

MVA factor:

                      [GRAPHIC]


             (1+0.04)     (49/12)
        [--------------- ]        -1
         (1+0.06+0.0025)

        = -0.083689

For purposes of this example, the Swap Rate at allocation is 4% and the Swap Rate at withdrawal is 6%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000X-0.083689 = -$836.89 and the resultant payment would be $10,000 - $836.89 = $9,163.11.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

EXAMPLE 2:  POSITIVE MVA

In this example, the Swap Rate at the time of the withdrawal is lower than the Swap Rate as of the date of allocation. Therefore, there is a positive MVA and the resultant payment is increased by that amount.

MVA factor:

                 [GRAPHIC]


             (1+0.06)     (49/12)
        [--------------- ]        -1
         (1+0.04+0.0025)

        = 0.070340

For purposes of this example, the Swap Rate at allocation is 6% and the Swap Rate at withdrawal is 4%. A withdrawal of $10,000 is made from the 5 year guaranteed term account 11 months after the date of allocation.

The dollar amount of market value adjustment would be $10,000X0.070340 = $703.40 and the resultant payment would be $10,000 + $703.40 = $10,703.40.

In addition to the market value adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The market value adjustment is done before application of any deferred sales charge.

                    APPENDIX C -- TYPES OF QUALIFIED PLANS

Tax qualified plans provide tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a qualified plan.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS

This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008.

Under the Code, Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, severance from employment, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship.

The most comprehensive regulations under Code Section 403(b) since 1964 have been issued by the IRS. The regulations impose increased compliance obligations on employers and others involved in a Code Section 403(b) arrangement, including written plan documentation for all Code Section 403(b) plans. The regulations are generally effective January 1, 2009. You should consult a qualified tax advisor regarding the impact of these new regulations on your plan.

This annuity contract does not support plan loans, even if your plan may allow it.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an "IRA"). Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A qualified contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.

Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

A portion of the amount distributed from an IRA may be taxable based on the ratio of the "investment in the contract" to the individual's balance in the IRA, generally the value of the IRA. The "investment in the contract" generally equals the nondeductible contributions to an IRA. The "investment in the contract" can be zero.

SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS

Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAS

Certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer a certain percentage of their compensation (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

ROTH IRAS

Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.

Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity owner has reached age 59 1/2;
(2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.

In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans permit the purchase of the contracts to accumulate retirement savings under the plans for employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS

Code Section 457 provides for certain deferred compensation plans. These plans may be offered for service to state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Under the provisions of the Small Business Job Protection Act of 1996, all of the assets and income of a governmental plan maintained by an eligible employer as a Section 457 plan must be held in trust or in a qualifying custodial account or annuity contract held for the exclusive benefit of plan participants and beneficiaries.

  APPENDIX D -- EXAMPLES ILLUSTRATING THE GUARANTEED INCOME PROVIDER BENEFIT
                                    OPTION

The illustration below is designed to help show how the Guaranteed Income Provider Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section titled "Other Contract Options -- Guaranteed Income Provider Benefit Option".

                                                                     GUARANTEED
                                                  HIGHEST      5%      INCOME
  CONTRACT        PURCHASE             CONTRACT ANNIVERSARY INCREASE  PROVIDER
 ANNIVERSARY  AGE PAYMENTS WITHDRAWALS  VALUE      VALUE     VALUE     BASIS
 -----------  --- -------- ----------- -------- ----------- -------- ----------
     0        65   10,000        --     10,700    10,000     10,000    10,000
     1        66       --        --     10,250    10,250     10,500    10,500
     2        67    1,500        --     12,000    12,000     12,525    12,525
     3        68       --       500     11,000    11,500     12,651    12,651
     4        69       --        --     14,000    14,000     13,284    14,000
     5        70       --     2,000     11,500    11,926     11,882    11,926
     6        71       --        --     10,000    11,926     12,476    12,476
     7        72       --        --     12,000    12,000     13,099    13,099
     8        73       --        --     10,200    12,000     13,754    13,754
     9        74       --        --     11,500    12,000     14,442    14,442
     10       75       --        --     14,500    14,500     15,164    15,164

To illustrate the guaranteed income provider benefit option, assume a contract is issued to an owner at age 65. An initial purchase payment of $10,000 is made at contract issue and a subsequent purchase payment of $1,500 is made on the second contract anniversary. A credit enhancement of $700 is added at contract issue. Both purchase payments are allocated to the variable annuity account. Withdrawals of $500 and $2,000 are assumed to occur on the third contract anniversary and the fifth contract anniversary, respectively. Values shown above have been rounded to the nearest dollar.

On the second contract anniversary, the additional purchase payment is included in the contract value of $12,000 which becomes the new highest anniversary value. The prior 5% increase value is accumulated at 5% and then increased by the new purchase payment. The 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,525.

The withdrawal on the third contract anniversary is less than 5% of the highest anniversary value ($600) and 5% of the 5% increase value ($626.25) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and the 5% increase value is applied on a dollar-for-dollar basis. Since the current contract value is less than the prior highest anniversary value the prior value is simply reduced by the amount of the withdrawal (12,000 - 500). The 5% increase value is first increased by 5% and then the withdrawal is subtracted (12,525 x 1.05 - 500). The resulting 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,651.

On the fifth contract anniversary the withdrawal is greater than 5% of the highest anniversary value ($700) and 5% of the 5% increase value ($664) as of the prior contract anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and 5% increase value is applied on a pro rata basis. The contract value prior to the withdrawal is $13,500 so the adjustment to the highest anniversary value is $14,000 - $14,000 x (2,000 / 13,500) with a resulting highest anniversary value of 11,925.93. The 5% increase value is first accumulated at 5% resulting in a value of $13,948 (12,651 x 1.05) and then adjusted pro rata for the withdrawal as follows: $13,948 - 13,948 x (2,000 / 13,500) = $11,881.63. The adjusted highest anniversary value exceeds the adjusted 5% increase value therefore the guaranteed income provider basis is $11,926 after the withdrawal.

  APPENDIX E -- EXAMPLES OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Minimum Withdrawal Benefit (GMWB) Option".

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

                     CONTRACT                                 GUARANTEED GUARANTEED
                      VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT   WITHDRAWAL
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAW)
--------------       -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1.    $0    $100,000     0       $107,000    $100,000    $7,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAW will be recalculated as the greater of the previous GAW or 7% of the new GWB.

                     CONTRACT                                 GUARANTEED GUARANTEED
                      VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT   WITHDRAWAL
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAW)
--------------       -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1. $      0 $100,000     0       $107,000    $100,000    $7,000
Activity............ $102,000 $ 20,000     0       $123,400    $120,000    $8,400

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAW.

While the rider is in effect, the client may make cumulative withdrawals up to the GAW each contract year without any adjustment to the GAW. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAW not withdrawn during a contract year may not be carried over to the next contract year.

                       CONTRACT                                 GUARANTEED GUARANTEED
                        VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT   WITHDRAWAL
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAW)
--------------         -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1... $      0 $100,000       --    $107,000    $100,000    $7,000
Activity.............. $102,000 $ 20,000       --    $123,400    $120,000    $8,400
Beginning of Year 2...       --       --       --          --    $120,000    $8,400
Activity (withdrawal). $119,000       --   $8,400    $110,600    $111,600    $8,400

EXAMPLE #4 -- CUMULATIVE WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAW.

The client may withdraw more than the GAW in any contract year. Any withdrawal in excess of the GAW, will cause an immediate adjustment to the GWB and a recalculation of the GAW. The remaining GWB will be adjusted to the lesser of the contract value following the excess withdrawal or the GWB reduced by the amount of the withdrawal on a dollar-for-dollar basis. If contract values are declining, this can create a significant loss in guaranteed benefit. The GAW will be recalculated to the lesser of: (a) GAW before excess withdrawal;
(b) greater of: 7% of new GWB or 7% of contract value following withdrawal.

                              CONTRACT                                 GUARANTEED GUARANTEED
                               VALUE             PURCHASE   CONTRACT   WITHDRAWAL   ANNUAL
                               BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT   WITHDRAWAL
CONTRACT YEARS                ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAW)
--------------                -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1.......... $      0 $100,000       --    $107,000    $100,000    $7,000
Activity..................... $102,000 $ 20,000       --    $123,400    $120,000    $8,400
Beginning of Year 2..........       --       --       --          --    $120,000    $8,400
Activity (withdrawal)........ $119,000       --   $8,400    $110,600    $111,600    $8,400
Beginning of Year 3..........       --       --       --          --    $111,600    $8,400
Activity (withdrawal)........ $112,000       --   $8,400    $103,600    $103,200    $8,400
Activity (excess withdrawal). $ 99,000       --   $5,000    $ 94,000    $ 94,000    $6,580

EXAMPLE #5 -- A RESET IN THE GWB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
7. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 4, 5 AND 6 DO NOT EXCEED THE GAW AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

An optional reset may be elected on any anniversary beginning 3 years after the rider was added to the contract if the current contract value is greater than the current GWB. Election of the reset option will increase the charge if the current charge is greater. Once the reset has been elected, another reset may not be elected for another 3 years. When the reset is elected, the GWB will increase to the current contract value and the GAW will be recalculated to the greater of the prior GAW or 7% of the new GWB.

                                 CONTRACT                                 GUARANTEED GUARANTEED
                                  VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT   WITHDRAWAL
CONTRACT YEARS                   ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAW)
--------------                   -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1............. $      0 $100,000       --    $107,000    $100,000    $7,000
Activity........................ $102,000 $ 20,000       --    $123,400    $120,000    $8,400
Beginning of Year 2.............       --       --       --          --    $120,000    $8,400
Activity (withdrawal)........... $119,000       --   $8,400    $110,600    $111,600    $8,400
Beginning of Year 3.............       --       --       --          --    $111,600    $8,400
Activity (withdrawal)........... $112,000       --   $8,400    $103,600    $103,200    $8,400
Activity (excess withdrawal).... $ 99,000       --   $5,000    $ 94,000    $ 94,000    $6,580
Beginning of Year 4.............       --       --       --          --    $ 94,000    $6,580
Activity (withdrawal)........... $ 88,500       --   $6,580    $ 81,920    $ 87,420    $6,580
Beginning of Year 5.............       --       --       --          --    $ 87,420    $6,580
Activity (withdrawal)........... $ 89,600       --   $6,580    $ 83,020    $ 80,840    $6,580
Beginning of Year 6.............       --       --       --          --    $ 80,840    $6,580
Activity (withdrawal)........... $ 90,330       --   $6,580    $ 83,750    $ 74,260    $6,580
Beginning of Year 7 immediately
  before reset.................. $ 85,000       --       --    $ 85,000    $ 74,260    $6,580
Beginning of Year 7 immediately
  after reset................... $ 85,000       --       --    $ 85,000    $ 85,000    $6,580

  APPENDIX F -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit (GLWB) Option". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the product feature can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE ARE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000 AND THE AGE OF THE OLDEST OWNER.

                              CONTRACT                                 GUARANTEED GUARANTEED
                               VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                     ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS         AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------       -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1.    65       $0    $100,000     $0      $107,000    $100,000    $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment times the applicable Annual Income Percentage based on the owner's age at the time of the purchase payment.

                              CONTRACT                                 GUARANTEED GUARANTEED
                               VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                     ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS         AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------       -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1.    65    $      0 $100,000     $0      $107,000    $100,000    $5,000
Activity............    --    $102,000 $ 20,000     $0      $123,400    $120,000    $6,000

EXAMPLE #3 -- CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

While the rider is in effect, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                                CONTRACT                                 GUARANTEED GUARANTEED
                                 VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                       ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS           AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------         -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1...    65    $      0 $100,000   $    0    $107,000    $100,000    $5,000
Activity..............    --    $102,000 $ 20,000   $    0    $123,400    $120,000    $6,000
Beginning of Year 2...    66          --       --       --          --    $120,000    $6,000
Activity (withdrawal).    --    $116,600       --   $6,000    $110,600    $114,000    $6,000

EXAMPLE #4 -- WITHDRAWALS DURING THIRD CONTRACT YEAR EXCEEDING GAI.

The client may withdraw more than the GAI in any contract year. Any withdrawal in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                                       CONTRACT                                 GUARANTEED GUARANTEED
                                        VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                              ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS                  AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------                -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1..........    65    $      0 $100,000  $     0    $107,000    $100,000    $5,000
Activity.....................    --    $102,000 $ 20,000  $     0    $123,400    $120,000    $6,000
Beginning of Year 2..........    66          --       --       --          --    $120,000    $6,000
Activity (withdrawal)........    --    $116,600       --  $ 6,000    $110,600    $114,000    $6,000
Beginning of Year 3..........    67          --       --       --          --    $114,000    $6,000
Activity (excess withdrawal).    --    $111,600       --  $11,000    $100,600    $102,886    $5,716

EXAMPLE #5 -- AN AUTOMATIC GUARANTEED ANNUAL INCOME RESET OCCURS AT THE BEGINNING OF CONTRACT YEAR 4. THIS EXAMPLE ASSUMES THAT CUMULATIVE WITHDRAWALS FOR CONTRACT YEARS 1, 2, AND 3 DO NOT EXCEED THE GAI AND THAT NO ADDITIONAL PURCHASE PAYMENTS ARE MADE DURING THESE CONTRACT YEARS.

A GAI Reset is automatic beginning 3 years after the GLWB rider was added to the contract. Once the reset has occurred, another reset will not occur for another 3 years. This income reset provision only applies to the GAI. When the reset occurs, the GAI will be calculated as the Annual Income Percentage based on the age at the time of the income reset times the greater of the GWB or the current contract value, but not less than the GAI prior to the income reset.

                                 CONTRACT                                 GUARANTEED GUARANTEED
                                  VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                        ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS            AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------          -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1....    65    $      0 $100,000   $    0    $107,000    $100,000    $5,000
Activity...............    --    $102,000 $ 20,000   $    0    $123,400    $120,000    $6,000
Beginning of Year 2....    66          --       --       --          --    $120,000    $6,000
Activity (withdrawal)..    --    $116,600       --   $6,000    $110,600    $114,000    $6,000
Beginning of Year 3....    67          --       --       --          --    $114,000    $6,000
Activity (withdrawal)..    --    $111,600       --   $6,000    $105,600    $108,000    $6,000
Beginning of Year 4....    68          --       --       --          --    $108,000    $6,000
Income Reset Provision.    --          --       --       --    $115,000    $108,000    $6,000
Beginning of Year 5....    69          --       --       --          --    $108,000    $6,000
Activity (withdrawal)..    --    $118,600       --   $6,000    $112,600    $102,000    $6,000
Beginning of Year 6....    70          --       --       --          --    $102,000    $6,000
Activity (withdrawal)..    --    $115,800       --   $6,000    $109,800    $ 96,000    $6,000
Beginning of Year 7....    71          --       --       --          --    $ 96,000    $6,000
Income Reset Provision.    --          --       --       --    $113,500    $ 96,000    $6,243

EXAMPLE #6 -- GLWB ADDED ON 2ND CONTRACT ANNIVERSARY. SUBSEQUENT PURCHASE PAYMENTS RECEIVED THE FOLLOWING YEAR WHEN THE OWNER IS AT A DIFFERENT ANNUAL INCOME PERCENTAGE.

The GLWB benefit may be added at issue or within 30 days prior to any contract anniversary. At the time of election, the GWB value will be set to the current contract value and the GAI will be calculated using the Annual Income Percentage based on the age of the oldest owner at the time of election. If a subsequent purchase payment is received when the oldest owner is in an older age band (a higher Annual Income Percentage) the new money will receive the higher Annual Income Percentage and the GAI will increase by an amount equal to the amount the purchase payment times the Annual Income Percentage.

                                     CONTRACT                                 GUARANTEED GUARANTEED
                                      VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                            ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS                AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------              -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1........    --    $      0 $100,000   $    0    $107,000          --        --
Activity...................    --    $102,000 $ 20,000   $    0    $123,400          --        --
Beginning of Year 2........    --          --       --       --          --          --        --
Activity (withdrawal)......    --    $116,600       --   $6,000    $110,600          --        --
Beginning of Year 3 -- add
  GLWB.....................    59          --       --       --    $103,600    $103,600    $4,144
Beginning of Year 4........    60          --       --       --          --    $103,600    $4,144
Activity...................    --    $110,000 $ 10,000   $    0    $120,000    $113,600    $4,644
Beginning of Year 5........    61          --       --       --    $123,000    $113,600    $4,644

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS GREATER THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to the GLWB feature within 30 days prior to any contract anniversary, as long as the client is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of the conversion. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion.

                                         CONTRACT                                 GUARANTEED GUARANTEED
                                          VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                                ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS                    AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------                  -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1............    --    $      0 $100,000   $    0    $107,000    $100,000    $7,000
Activity.......................    --    $102,000 $ 20,000   $    0    $123,400    $120,000    $8,400
Beginning of Year 2............    --          --       --       --          --    $120,000    $8,400
Beginning of Year 3 -- convert
  to GLWB......................    67          --       --       --    $132,000    $132,000    $6,600
Activity (withdrawal)..........    --    $133,600       --   $6,600    $127,000    $125,400    $6,600

EXAMPLE #8 -- A GMWB CONTRACT CONVERTS TO A LIFETIME GMWB ON THE 2ND CONTRACT ANNIVERSARY WHERE THE CONTRACT VALUE IS LESS THAN THE GWB AMOUNT.

Contracts with the GMWB feature may elect to convert to a lifetime GMWB within 30 days prior to any contract anniversary. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB feature, the GWB value will be set to the current contract anniversary value and the lifetime GAI calculated using the Annual Income Percentage based on the oldest owner's age at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                                         CONTRACT                                 GUARANTEED GUARANTEED
                                          VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                                ATTAINED  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS                    AGE    ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------                  -------- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1............    --    $      0 $100,000   $    0    $107,000    $100,000    $7,000
Activity.......................    --    $102,000 $ 20,000   $    0    $123,400    $120,000    $8,400
Beginning of Year 2............    --          --       --       --          --    $120,000    $8,400
Beginning of Year 3 -- convert
  to GLWB......................    67          --       --       --    $117,000    $117,000    $5,850
Activity (withdrawal)..........    --    $117,100       --   $5,850    $111,250    $111,150    $5,850

     APPENDIX G -- EXAMPLES ILLUSTRATING RECAPTURE OF CREDIT ENHANCEMENTS

EXAMPLE #1 -- RIGHT OF CANCELLATION OR "FREE LOOK".

In the event the contract is cancelled and returned during the free look period, we will refund the current contract value less any credit enhancements applied to the contract. The contract owner bears the investment risk for the purchase payment(s) and credit enhancement(s) during this period. For example:

Purchase Payment = $100,000
Credit Enhancement = $7,000
Contract Value at Issue = $107,000

Assume the contract value on the valuation date has decreased to $106,000 due to poor fund performance. The amount refunded as a result of the free look cancellation is $99,000 ($106,000 - $7,000).

EXAMPLE #2 -- DEATH BENEFIT PAYMENT.

The death benefit will be calculated according to the death benefit option elected at the time of contract issue. Any death benefit paid to a beneficiary will be reduced by the amount of credit enhancement(s) received within the last 12 months. For example:

Initial Purchase Payment = $100,000
Credit Enhancement = $7,000
Subsequent Purchase Payment Fourth month following contract issue = $50,000 Credit Enhancement = $3,500

Assume a death benefit of $170,000 becomes payable 15 months after contract issue. No recapture is applied to the first credit enhancement because it was added to the contract more than 12 months prior. The second credit enhancement is within the first 12 months so recapture applies. The adjusted death benefit would be $170,000 - $3,500 = $166,500. If there are two beneficiaries, each entitled to 50% of the death benefit; they would each receive $83,250.

EXAMPLE #3 -- CREDIT ENHANCEMENT VESTING AND SURRENDER.

Credit enhancements will vest 1/7 on each contract anniversary. After seven contract years, all credit enhancements will be fully vested. For example:

Purchase Payment = $100,000
Credit Enhancement = $7,000

Assuming there are no transactions resulting in recapture, the credit enhancement would vest as follows:

                                                                             UNVESTED
                                                   PERCENTAGE VESTED CREDIT   CREDIT
CONTRACT YEAR                                        VESTED    ENHANCEMENT  ENHANCEMENT
-------------                                      ---------- ------------- -----------
1 (issue date up to the 1st contract anniversary).         0%    $    0       $7,000
2.................................................   14.2857%    $1,000       $6,000
3.................................................   28.5714%    $2,000       $5,000
4.................................................   42.8571%    $3,000       $4,000
5.................................................   57.1429%    $4,000       $3,000
6.................................................   71.4286%    $5,000       $2,000
7.................................................   85.7143%    $6,000       $1,000
8+................................................  100.0000%    $7,000       $    0

Upon surrender, the entire contract value is withdrawn, resulting in 100% of the unvested credit enhancement subtracted from the contract value. Other charges may also apply upon surrender.

EXAMPLE #4 -- RECAPTURE ON WITHDRAWAL.

Purchase Payment = $100,000
Credit Enhancement = $7,000

Assume a withdrawal request of $15,000 is received during the 4th contract year when the contract value prior to the withdrawal is $130,000.

Assuming no prior transactions that were subject to recapture, the unvested credit enhancement is $4,000 as of the prior (3rd) contract anniversary. With no prior withdrawals, the free withdrawal amount would be $10,000. The recapture amount is equal to the amount withdrawn in excess of the free withdrawal, divided by the contract value immediately prior to the withdrawal, and multiplied by the unvested credit enhancement. The unvested credit enhancement will be reduced by the amount of the recapture.

Recapture = ($15,000 - $10,000)/$130,000 x $4,000 = $153.85

Remaining unvested credit enhancement = $4,000 - $153.85 = $3,846.15.

The applicable deferred sales charge percentage during the 4th contract year is 5.90%. Deferred sales charge is applied to purchase payments withdrawn in excess of the free withdrawal amount.

Deferred sales charge = ($15,000 - $10,000) x .059 = $295

The net withdrawal prior to any withholding for taxes is the amount of the withdrawal request less recapture and deferred sales charge.

Net withdrawal = $15,000 - 153.85 - 295 = $14,551.15

EXAMPLE #5 -- RECAPTURE WHEN AMOUNTS ARE APPLIED TO PROVIDE ANNUITY PAYMENTS.

If the entire contract value is applied to provide annuity payments, the amount of any unvested credit enhancement will be deducted from the value. For example:

Purchase Payment = $100,000
Credit Enhancement = $7,000

Assuming there are no previous transactions resulting in recapture, the entire value is applied to provide annuity payments in the 6th contract year. The amount of unvested credit enhancement = $7,000 x 2/7 = $2,000. If the contract value was $180,000, the amount available to provide annuity payments prior to any applicable deduction for premium tax is $180,000 - $2,000 = $178,000.

If only a portion of the contract value is applied to provide annuity payments, the amount of recapture will be determined following the same process as a withdrawal as shown in Example #4, without the application of a free withdrawal amount or deferred sales charge. In the example above, if 50% of the contract value was applied to provide annuity payments, the adjustment for the unvested credit enhancement would be $90,000/$180,000 x $2,000 = $1,000. The amount applied to provide annuity payments, prior to any applicable deduction for premium tax is $90,000 - $1,000 = $89,000.

  APPENDIX H -- EXAMPLES OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT II --
                           SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit II options function. A complete description of the optional contact feature can be found in the prospectus sections "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II -- Single Option (GLWB II -- Single)" and "Other Contract Options -- Guaranteed Lifetime Withdrawal Benefit II -- Joint Option (GLWB II -- Joint)". Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

The GWB is set equal to the initial purchase payment and the GAI is 5% of the GWB.

                     CONTRACT                                 GUARANTEED GUARANTEED
                      VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------       -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1.    $0    $100,000     $0      $107,000    $100,000    $5,000

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN

If additional purchase payments are received, the GWB will increase by the amount of the purchase payment. The GAI will be increased by an amount equal to the amount of the purchase payment multiplied by 5%.

                     CONTRACT                                 GUARANTEED GUARANTEED
                      VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------       -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1. $      0 $100,000     $0      $107,000    $100,000    $5,000
Activity............ $102,000 $ 20,000     $0      $123,400    $120,000    $6,000

EXAMPLE #3 -- GUARANTEED WITHDRAWAL BENEFIT ENHANCEMENT AND GUARANTEED ANNUAL INCOME RESET.

On each contract anniversary prior to the first withdrawal, for up to 10 years following the election of the rider, there will be a Guaranteed Withdrawal Benefit enhancement. The GWB will be increased by 5% of the GWB prior to the enhancement and the GAI will be increased to 5% of the GWB following the enhancement.

An automatic Guaranteed Annual Income Reset will occur on every contract anniversary through age 85. The GWB will be reset to the greater of the prior GWB or the current contract value. The GAI will be recalculated to 5% of the reset GWB, but will never be lower than the GAI immediately prior to the reset.

The Guaranteed Withdrawal Benefit enhancement will occur prior to the Guaranteed Withdrawal Benefit Reset on any contract anniversary where both are applicable.

                     CONTRACT                                 GUARANTEED GUARANTEED
                      VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                      BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS       ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------       -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1. $      0 $100,000     $0      $107,000    $100,000    $5,000
Activity............ $102,000 $ 20,000     $0      $123,400    $120,000    $6,000
Enhancement......... $128,000 $      0     $0      $128,000    $126,000    $6,300
Income Reset........ $128,000 $      0     $0      $128,000    $128,000    $6,400
Beginning of Year 2. $128,000 $      0     $0      $128,000    $128,000    $6,400
Enhancement......... $130,000 $      0     $0      $130,000    $134,400    $6,720
Income Reset........ $130,000 $      0     $0      $130,000    $134,400    $6,720
Beginning of Year 3. $130,000 $      0     $0      $130,000    $134,400    $6,720

EXAMPLE #4 -- WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Any withdrawal prior to the Benefit Date will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the result of the ratio of the withdrawal to the contract value immediately prior to such withdrawal. The GAI will be recalculated to 5% of the GWB following the withdrawal.

                       CONTRACT                                 GUARANTEED GUARANTEED
                        VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------         -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1... $      0 $100,000   $    0    $107,000    $100,000    $5,000
Activity.............. $102,000 $ 20,000   $    0    $123,400    $120,000    $6,000
Enhancement........... $124,000 $      0   $    0    $124,000    $126,000    $6,300
Income Reset.......... $124,000 $      0   $    0    $124,000    $126,000    $6,300
Beginning of Year 2... $124,000 $      0   $    0    $124,000    $126,000    $6,300
Activity (withdrawal). $125,000 $      0   $6,300    $118,700    $119,650    $5,983

EXAMPLE #5 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE NOT EXCEEDING THE
GAI.

The client may make cumulative withdrawals up to the GAI each contract year following the Benefit Date without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a contract year may not be carried over to the next contract year.

                       CONTRACT                                 GUARANTEED GUARANTEED
                        VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------         -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1... $      0 $100,000   $    0    $107,000    $100,000    $5,000
Activity.............. $102,000 $ 20,000   $    0    $123,400    $120,000    $6,000
Enhancement........... $124,000 $      0   $    0    $124,000    $126,000    $6,300
Income Reset.......... $124,000 $      0   $    0    $124,000    $126,000    $6,300
Beginning of Year 2... $124,000 $      0   $    0    $124,000    $126,000    $6,300
Activity (withdrawal). $125,000 $      0   $6,300    $118,700    $119,700    $6,300
Income Reset.......... $130,000 $      0   $    0    $130,000    $130,000    $6,500
Beginning of Year 3... $130,000 $      0   $    0    $130,000    $130,000    $6,500

EXAMPLE #6 -- CUMULATIVE WITHDRAWALS AFTER THE BENEFIT DATE EXCEEDING THE GAI.

The client may withdraw more than the GAI in any contract year following the Benefit Date. Any withdrawal following the benefit date in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal. If contract values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the contract value immediately prior to the excess portion of the withdrawal.

                       CONTRACT                                 GUARANTEED GUARANTEED
                        VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                        BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS         ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------         -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1... $      0 $100,000  $     0    $107,000    $100,000    $5,000
Activity.............. $102,000 $ 20,000  $     0    $123,400    $120,000    $6,000
Enhancement........... $124,000 $      0  $     0    $124,000    $126,000    $6,300
Income Reset.......... $124,000 $      0  $     0    $124,000    $126,000    $6,300
Beginning of Year 2... $124,000 $      0  $     0    $124,000    $126,000    $6,300
Activity (withdrawal). $125,000 $      0  $ 6,300    $118,700    $119,700    $6,300
Income Reset.......... $120,000 $      0  $     0    $120,000    $120,000    $6,300
Beginning of Year 3... $120,000 $      0  $     0    $120,000    $120,000    $6,300
Activity (withdrawal). $122,000 $      0  $10,000    $112,000    $110,064    $6,099

EXAMPLE #7 -- A GMWB CONTRACT CONVERTS TO A GLWB II ON THE 2ND CONTRACT ANNIVERSARY.

Contracts with the GMWB option may elect to convert to the GLWB II -- Single or GLWB II -- Joint option within 30 days prior to any contract anniversary, subject to applicable age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the GLWB II benefit, the GWB value will be set to the current contract anniversary value and the GAI calculated as 5% of the GWB. The GWB will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The GWB will decrease at conversion if the contract value is less than the GWB value from the GMWB option at the time of conversion.

                        CONTRACT                                 GUARANTEED GUARANTEED
                         VALUE   PURCHASE             CONTRACT   WITHDRAWAL   ANNUAL
                         BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEARS          ACTIVITY RECEIVED   AMOUNT    ACTIVITY     (GWB)      (GAI)
--------------          -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1.... $      0 $100,000   $    0    $107,000    $100,000    $7,000
Activity............... $102,000 $ 20,000   $    0    $123,400    $120,000    $8,400
Beginning of Year 2.... $126,000 $      0   $    0    $126,000    $120,000    $8,400
Beginning of Year 3 --
   Convert to GLWB II.. $132,000 $      0   $    0    $132,000    $132,000    $6,600
Activity (withdrawal).. $133,600 $      0   $6,600    $127,000    $125,400    $6,600

    APPENDIX I -- EXAMPLES OF THE GUARANTEED MINIMUM INCOME BENEFIT OPTION

Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in this Prospectus in the section entitled 'Other Contract Options (Living Benefits)', under Guaranteed Minimum Income Benefit Option. The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.

EXAMPLE #1 -- SINGLE PURCHASE PAYMENT OF $50,000, NO WITHDRAWALS, AND CORRESPONDING RIDER VALUES.

The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and contract value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the 'Contract Value' line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled 'GMIB Fixed Annuity Payment' and 'Fixed Annuity Payment Guaranteed under the Base Contract' demonstrate annuity payment amounts using the default annuity payment option of life with a period certain of 60 months.


                              [Chart]

     Begining        Contract         Highest          Roll-up
  of Contract Year     Value      Anniversary Value     Value
     -------          -----      -----------------      -----
       1              $53,500        $50,000           $50,000
       2               53,000         53,000            52,500
       3               60,000         60,000            55,125
       4               64,000         64,000            57,881
       5               54,000         64,000            60,775
       6               60,000         64,000            63,814
       7               78,000         78,000            78,000
       8               80,000         80,000            81,900
       9               62,500         80,000            85,995
      10               70,500         80,000            90,295
      11               80,000         80,000            94,809
      12               85,000         85,000            99,550
      13               80,000         85,000           104,527
      14               70,000         85,000           109,754
      15               68,000         85,000           109,754
      16               73,000         85,000           109,754

                                                                                                FIXED
                                                                                               ANNUITY
                                                                                               PAYMENT
                  CONTRACT                     CONTRACT                                GMIB   GUARANTEED
                   VALUE   PURCHASE             VALUE     HIGHEST                      FIXED  UNDER THE
CONTRACT           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
ANNIVERSARY   AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE    PAYMENT  CONTRACT
-----------   --- -------- -------- ---------- -------- ----------- -------- -------- ------- ----------
Beginning of
  Year 1..... 67       --  $50,000      --     $53,500    $50,000   $ 50,000 $ 50,000     --        --
Beginning of
  Year 2..... 68  $53,000       --      --     $53,000    $53,000   $ 52,500 $ 53,000     --        --
Beginning of
  Year 3..... 69  $60,000       --      --     $60,000    $60,000   $ 55,125 $ 60,000     --        --
Beginning of
  Year 4..... 70  $64,000       --      --     $64,000    $64,000   $ 57,881 $ 64,000     --        --
Beginning of
  Year 5..... 71  $54,000       --      --     $54,000    $64,000   $ 60,775 $ 64,000     --        --
Beginning of
  Year 6..... 72  $60,000       --      --     $60,000    $64,000   $ 63,814 $ 64,000     --        --
Beginning of
  Year 7..... 73  $78,000       --      --     $78,000    $78,000   $ 78,000 $ 78,000     --        --
Beginning of
  Year 8..... 74  $80,000       --      --     $80,000    $80,000   $ 81,900 $ 81,900     --        --
Beginning of
  Year 9..... 75  $62,500       --      --     $62,500    $80,000   $ 85,995 $ 85,995     --        --
Beginning of
  Year 10.... 76  $70,500       --      --     $70,500    $80,000   $ 90,295 $ 90,295     --        --
Beginning of
  Year 11.... 77  $80,000       --      --     $80,000    $80,000   $ 94,809 $ 94,809 $5,859    $6,650
Beginning of
  Year 12.... 78  $85,000       --      --     $85,000    $85,000   $ 99,550 $ 99,550 $6,371    $7,364
Beginning of
  Year 13.... 79  $80,000       --      --     $80,000    $85,000   $104,527 $104,527 $6,931    $7,215
Beginning of
  Year 14.... 80  $70,000       --      --     $70,000    $85,000   $109,754 $109,754 $7,547    $6,575
Beginning of
  Year 15.... 81  $68,000       --      --     $68,000    $85,000   $109,754 $109,754 $7,831    $6,652
Beginning of
  Year 16.... 82  $73,000       --      --     $73,000    $85,000   $109,754 $109,754 $8,132    $7,439

In the example above, the beginning of year 2 illustrates the impact on benefit values when the contract value increases. The contract value has increased to $53,000 and the Highest Anniversary Value is reset to the current contract value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base at this point of $53,000.

In the example above, the beginning of year 5 illustrates the impact on benefit values when the contract value decreases. The contract value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base of $64,000. In this example, there is no increase or decrease to the benefit base when compared to the prior contract anniversary.

Beginning with the 10th contract anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

EXAMPLE #2 -- INITIAL VALUES ON THE EFFECTIVE DATE BASED ON AN INITIAL PURCHASE PAYMENT OF $100,000.

Examples 2-5 are progressive, starting with an initial purchase payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1.. 60     --    $100,000     --      $107,000    $100,000   $100,000 $100,000

EXAMPLE #3 -- SUBSEQUENT PURCHASE PAYMENT RECEIVED DURING FIRST CONTRACT YEAR AND BEFORE ANY WITHDRAWALS HAVE BEEN TAKEN.

As shown below, contract value is increased by the additional purchase payment as well as a $700 ($10,000 * 7% = $700) credit enhancement. Additional purchase payments, not including the $700 credit enhancement, are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 *
1.05 (6/12)=$102,470) and then increased by the new purchase payment, not including the $700 credit enhancement, ($102,470 + $10,000 = $112,470). The
Roll-up Value exceeds the Highest Anniversary Value and therefore the benefit base is $112,470.

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1.. 60        -- $100,000     --      $107,000    $100,000   $100,000 $100,000
Activity 6 months
  later.............. 60  $102,000 $ 10,000     --      $112,700    $110,000   $112,470 $112,470

EXAMPLE #4 -- WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 2, the Contract Value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).

The withdrawal of $5,000 during the second contract year is less than 5% of the Roll-up Value as of the prior contract anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for 6 months of interest and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) - $5,000 = $113,093).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the contract value immediately before the withdrawal. The contract value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second contract year is applied on a pro rata basis to adjust the Highest Anniversary Value to $110,085 ($115,000 - $115,000 * ($5,000 /
$117,000) = $110,085).

                          CONTRACT
                           VALUE   PURCHASE             CONTRACT     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- ----------- ----------- -------- --------
Beginning of Year 1.. 60        -- $100,000       --    $107,000    $100,000   $100,000 $100,000
Activity 6 months
  later.............. 60  $102,000 $ 10,000       --    $112,700    $110,000   $112,470 $112,470
Beginning of Year 2.. 61  $115,000       --       --    $115,000    $115,000   $115,247 $115,247
Activity 6 months
  later.............. 61  $117,000       --   $5,000    $112,000    $110,085   $113,093 $113,093

EXAMPLE #5 -- WITHDRAWALS DURING THE THIRD CONTRACT YEAR EXCEEDING 5% OF THE ROLL-UP VALUE.

At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6/12) = $115,886).

The withdrawal of $8,000 during the third contract year is greater than 5% of the Roll-up Value as of the prior contract anniversary (5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a pro rata basis. The contract value immediately prior to the withdrawal is $102,000 and the Roll-up Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6/12) = $118,748) and then the withdrawal is applied ($118,748 - $118,748 *
$8,000 / $102,000 = $109,434).

Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 - $118,000 * $8,000 / $102,000 = $108,745).

                          CONTRACT                     CONTRACT
                           VALUE   PURCHASE             VALUE     HIGHEST
                           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT
CONTRACT ANNIVERSARY  AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE
--------------------  --- -------- -------- ---------- -------- ----------- -------- --------
Beginning of Year 1.. 60        -- $100,000       --   $107,000  $100,000   $100,000 $100,000
Activity 6 months
  later.............. 60  $102,000 $ 10,000       --   $112,700  $110,000   $112,470 $112,470
Beginning of Year 2.. 61  $115,000       --       --   $115,000  $115,000   $115,247 $115,247
Activity 6 months
  later.............. 61  $117,000       --   $5,000   $112,000  $110,085   $113,093 $113,093
Beginning of Year 3.. 62  $118,000       --       --   $118,000  $118,000   $115,886 $118,000
Activity 6 months
  later.............. 62  $102,000       --   $8,000   $ 94,000  $108,745   $109,434 $109,434

EXAMPLE #6 -- A RESET IN THE GMIB IS ELECTED AT THE BEGINNING OF CONTRACT YEAR
4.

The contract owner may elect to reset the Roll-up Value to the contract value beginning with the 3/rd/ anniversary after rider election. A written request within 30 days prior to the contract anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the contract value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted contract anniversary. Upon reset, the Roll-up Value is set to the current contract value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the owner could not annuitize until their 13th contract anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male annuitant is illustrated below for the first benefit date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of fixed annuity payment provided by the contract value under the minimum contract guarantees.

                                                                                                FIXED
                                                                                               ANNUITY
                                                                                               PAYMENT
                  CONTRACT                     CONTRACT                                GMIB   GUARANTEED
                   VALUE   PURCHASE             VALUE     HIGHEST                      FIXED  UNDER THE
CONTRACT           BEFORE  PAYMENTS WITHDRAWAL  AFTER   ANNIVERSARY ROLL-UP  BENEFIT  ANNUITY    BASE
ANNIVERSARY   AGE ACTIVITY RECEIVED   AMOUNT   ACTIVITY    VALUE     VALUE    BASE    PAYMENT  CONTRACT
-----------   --- -------- -------- ---------- -------- ----------- -------- -------- ------- ----------
Beginning of
  Year 1..... 60        -- $100,000     --     $107,000  $100,000   $100,000 $100,000      --       --
Beginning of
  Year 2..... 61  $112,000       --     --     $112,000  $112,000   $105,000 $112,000      --       --
Beginning of
  Year 3..... 62  $120,000       --     --     $120,000  $120,000   $110,250 $120,000      --       --
Beginning of
  Year 4..... 63  $133,000       --     --     $133,000  $133,000   $133,000 $133,000      --       --
Beginning of
  Year 5..... 64  $135,000       --     --     $135,000  $135,000   $139,650 $139,650      --       --
Beginning of
  Year 6..... 65  $132,000       --     --     $132,000  $135,000   $146,633 $146,633      --       --
Beginning of
  Year 7..... 66  $136,000       --     --     $136,000  $136,000   $153,964 $153,964      --       --
Beginning of
  Year 8..... 67  $141,000       --     --     $141,000  $141,000   $161,662 $161,662      --       --
Beginning of
  Year 9..... 68  $133,000       --     --     $133,000  $141,000   $169,745 $169,745      --       --
Beginning of
  Year 10.... 69  $145,000       --     --     $145,000  $145,000   $178,233 $178,233      --       --
Beginning of
  Year 11.... 70  $148,000       --     --     $148,000  $148,000   $187,144 $187,144      --       --
Beginning of
  Year 12.... 71  $153,000       --     --     $153,000  $153,000   $196,502 $196,502      --       --
Beginning of
  Year 13.... 72  $155,000       --     --     $155,000  $155,000   $206,327 $206,327      --       --
Beginning of
  Year 14.... 73  $156,000       --     --     $156,000  $156,000   $216,643 $216,643 $11,131  $11,740

 APPENDIX J -- EXAMPLES OF THE ENCORE LIFETIME INCOME SINGLE AND JOINT OPTIONS

Below are several examples that are designed to help show how the Encore Lifetime Income -- Single and Encore Lifetime Income -- Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled 'Other Contract Options (Living Benefits)'. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by sub-account gain or loss.

EXAMPLE #1 -- INITIAL VALUES.

Examples 1-6 are progressive, starting with a purchase payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial purchase payment of $100,000 and the age of the oldest owner for Encore -- Single and the age of the youngest Designated Life for Encore -- Joint. The values in the column entitled 'Contract Value after Activity' reflect a credit enhancement of 7% of purchase payments when applicable.

                         CONTRACT                                          GUARANTEED
                          VALUE   PURCHASE             CONTRACT              ANNUAL
                          BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR        AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------        --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1. 64     --    $100,000     --      $107,000   $100,000   $4,000

Initial benefit base = initial purchase payment = 100,000.

Initial GAI = Initial benefit base x annual income percentage = 100,000 x 4% = 4,000.

EXAMPLE #2 -- SUBSEQUENT PURCHASE PAYMENT.

If additional purchase payments are received, the benefit base will increase by the amount of the purchase payment. For each subsequent purchase payment, the GAI will be increased by an amount equal to the amount of the purchase payment multiplied by the annual income percentage based on the applicable age as of the date of the purchase payment.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64    --     $100,000     --      $107,000   $100,000   $4,000
Activity (purchase payment). 65  $99,000  $ 20,000     --      $120,400   $120,000   $5,000

After the additional purchase payment:

Benefit base = benefit base prior to the purchase payment + purchase payment amount = 100,000 + 20,000 = 120,000.

GAI = existing GAI + (purchase payment amount x annual income percentage) = 4,000 + (20,000 x 5%) = 5,000.

EXAMPLE #3 -- BENEFIT BASE RESET.

On each contract anniversary (reset date), the benefit base will be increased to the contract value if the contract value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64     --    $100,000     --      $107,000   $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000     --      $120,400   $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --        --      $122,000   $122,000   $6,100

After the reset:

Benefit base = greater of contract value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.

GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,000) = 6,100.

EXAMPLE #4 -- BENEFIT BASE ENHANCEMENT.

On each contract anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior contract anniversary, plus any purchase payments made during the contract year, will be increased by 5%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the contract anniversary (i.e., 4% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates benefit base enhancement at the first contract anniversary.

                                      CONTRACT                                          GUARANTEED
                                       VALUE   PURCHASE             CONTRACT              ANNUAL
                                       BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                CONTRACT ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                -------- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1.........    64       --    $100,000     --      $107,000   $100,000   $4,000
Activity (purchase payment).    65    $ 99,000 $ 20,000     --      $120,400   $120,000   $5,000
Benefit Base Reset..........    65    $122,000    --        --      $122,000   $122,000   $6,100
Benefit Base 5% Increase....    65    $122,000    --        --      $122,000   $126,000   $6,300

After the enhancement:

Benefit base = the greater of the current benefit base or the benefit base at the prior contract anniversary plus purchase payments received, multiplied by 105%. The current benefit base is 122,000. The benefit base at the prior contract anniversary plus purchase payments multiplied by 105% equals 126,000. Thus, the benefit base becomes 126,000.

GAI = benefit base x annual income percentage = 126,000 x 5% = 6,300.

EXAMPLE #5 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR NOT EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis.

Any portion of the GAI not withdrawn during a contract year will not be carried over to the next contract year.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64     --    $100,000     --      $107,000   $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000     --      $120,400   $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --        --      $122,000   $122,000   $6,100
Benefit Base 5% Increase.... 65  $122,000    --        --      $122,000   $126,000   $6,300
Beginning of Year 2......... 65  $122,000    --        --      $122,000   $126,000   $6,300
Activity (withdrawal)....... 66  $120,000    --      $6,300    $113,700   $119,700   $6,300

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - withdrawal amount = 126,000 - 6,300 = 119,700.

GAI remains unchanged.

EXAMPLE #6 -- AFTER THE BENEFIT DATE, CUMULATIVE WITHDRAWALS DURING THE SECOND CONTRACT YEAR EXCEEDING THE GAI.

On or after the benefit date, the client may make cumulative withdrawals up to the GAI each contract year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro rata adjustment to both the benefit base and GAI. The adjustment will be based on the contract value prior to the amount of the withdrawal that exceeds the GAI for the contract year.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEARS               AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
--------------               --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 64     --    $100,000    --       $107,000   $100,000   $4,000
Activity (purchase payment). 65  $ 99,000 $ 20,000    --       $120,400   $120,000   $5,000
Benefit Base Reset.......... 65  $122,000    --       --       $122,000   $122,000   $6,100
Benefit Base 5% Increase.... 65  $122,000    --       --       $122,000   $126,000   $6,300
Beginning of Year 2......... 65  $122,000    --       --       $122,000   $126,000   $6,300
Activity (withdrawal)....... 66  $120,000    --     $ 6,300    $113,700   $119,700   $6,300
Activity (withdrawal)....... 66  $113,700    --     $53,700    $ 60,000   $ 63,166   $3,325

After the second withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 119,700 - [119,700 x 53,700 / 113,700] = 63,166. Thus, the
benefit base becomes 63,166.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the withdrawal] = 6,300 - [6,300 x 53,700 / 113,700] = 3,325. Thus, the GAI becomes 3,325.

NOTE -- IF THERE WAS ONE WITHDRAWAL OF 60,000 RATHER THAN TWO WITHDRAWALS, THE CALCULATIONS ARE:

Benefit base = benefit base prior to the excess withdrawal - [benefit base prior to the excess withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = (126,000 - 6,300) - [(126,000 - 6,300) x
(60,000 - 6,300) / (120,000 - 6,300)] = 63,166. Thus, the benefit base becomes
63,166.

GAI = GAI prior to the withdrawal - [GAI prior to the withdrawal x amount of excess withdrawal / contract value prior to the excess withdrawal] = 6,300 - [6,300 x (60,000 - 6,300) / (120,000 - 6,300)] = 3,325. Thus, the GAI becomes
3,325.

EXAMPLE #7 -- YOUNGER OWNER(S) OR DESIGNATED LIVES WITH WITHDRAWAL PRIOR TO THE BENEFIT DATE.

Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on contract value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.

                                 CONTRACT                                          GUARANTEED
                                  VALUE   PURCHASE             CONTRACT              ANNUAL
                                  BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER BENEFIT    INCOME
CONTRACT YEAR                AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY    BASE      (GAI)
-------------                --- -------- -------- ---------- ----------- -------- ----------
Beginning of Year 1......... 44     --    $100,000     --      $107,000   $100,000   $4,000
Activity (purchase payment). 45  $ 99,000 $ 20,000     --      $120,400   $120,000   $4,800
Benefit Base Reset.......... 45  $122,000    --        --      $122,000   $122,000   $4,880
Benefit Base 5% Increase.... 45  $122,000    --        --      $122,000   $126,000   $5,040
Beginning of Year 2......... 45  $122,000    --        --      $122,000   $126,000   $5,040
Activity (withdrawal)....... 46  $120,000    --      $5,040    $114,960   $120,708   $4,828

After the withdrawal:

Benefit base = benefit base prior to the withdrawal - [benefit base prior to withdrawal x amount of withdrawal / contract value prior to the withdrawal] = 126,000 - [126,000 x 5,040 / 120,000] = 120,708. Thus, the benefit base becomes
120,708.

GAI = benefit base after the withdrawal x 4.0% = 120,708 x 4.0% = 4,828. Thus, the GAI becomes 4,828.

EXAMPLE #8 -- A GMWB CONVERTS TO ENCORE LIFETIME INCOME ON THE 1ST CONTRACT ANNIVERSARY.

Contracts with the GMWB feature may elect to convert to the Encore Lifetime Income feature within 30 days prior to any contract anniversary, as long as the client(s) is within the eligible age limits. As of the contract anniversary date, the GMWB guarantees will terminate. For the Encore Lifetime Income rider, the benefit base will be set to the current contract anniversary value and the GAI will be the annual income percentage based on the applicable age as of the effective date of the conversion multiplied by the new benefit base. The benefit base will increase if the contract value is greater than the GWB value from the GMWB feature at the time of conversion. The benefit base will decrease at conversion if the contract value is less than the GWB value from the GMWB feature at the time of conversion.

                                                                                           GUARANTEED
                                                                                             ANNUAL
                                                                                GUARANTEED WITHDRAWAL
                                                                                WITHDRAWAL   (GAW),
                                       CONTRACT                                  BENEFIT   GUARANTEED
                                        VALUE   PURCHASE             CONTRACT     (GWB),     ANNUAL
                                        BEFORE  PAYMENTS WITHDRAWAL VALUE AFTER  BENEFIT     INCOME
CONTRACT YEAR                      AGE ACTIVITY RECEIVED   AMOUNT    ACTIVITY      BASE      (GAI)
-------------                      --- -------- -------- ---------- ----------- ---------- ----------
Beginning of Year 1............... 64     --    $100,000     --      $107,000    $100,000    $7,000
Activity (purchase payment)....... 65  $ 99,000 $ 20,000     --      $120,400    $120,000    $8,400
Beginning of Year 2............... 65  $118,000    --        --      $118,000    $120,000    $8,400
Beginning of Year 3 -- convert to
  Encore.......................... 66  $135,000    --        --      $135,000    $135,000    $6,750
Activity (withdrawal)............. 66  $134,000    --      $6,750    $127,250    $128,250    $6,750

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY ACCOUNT
          CROSS REFERENCE SHEET TO STATEMENT OF ADDITIONAL INFORMATION

                                    FORM N-4

ITEM NUMBER               CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
----------------------    ---------------------------------------------------------------------
    15.                   Cover Page
    16.                   Cover Page
    17.                   General Information and History
    18.                   Not applicable
    19.                   Not applicable
    20.                   Distribution of Contract
    21.                   Performance
    22.                   Not applicable
    23.                   Financial Statements

                            VARIABLE ANNUITY ACCOUNT
               ("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF

                        MINNESOTA LIFE INSURANCE COMPANY
                               ("MINNESOTA LIFE")
                             400 ROBERT STREET NORTH
                         ST. PAUL, MINNESOTA 55101-2098

                            TELEPHONE: 1-651-665-3500

                       STATEMENT OF ADDITIONAL INFORMATION


THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS:  April 29, 2011


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account's current Prospectus, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-362-3141; or writing to Minnesota Life at Minnesota Mutual Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.

        General Information and History
        Distribution of Contract
        Performance
        Independent Registered Public Accounting Firm
        Registration Statement
        Financial Statements

                         GENERAL INFORMATION AND HISTORY

The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

                            DISTRIBUTION OF CONTRACT

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of our affiliated broker-dealer, Securian Financial Services, Inc. ("Securian Financial") or other affiliated or unaffiliated broker-dealers who have entered into selling agreements with Securian Financial and Minnesota Life. Securian Financial acts as principal underwriter of the contracts.

Securian Financial and Advantus Capital Management, Inc. are wholly-owned subsidiaries of Securian Financial Group, Inc. Advantus Capital Management, Inc., is a registered investment adviser and the investment adviser to the following Advantus Series Fund, Inc., Portfolios: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.



Amounts paid by Minnesota Life to the underwriter for 2010, 2009 and 2008 were $22,822,806, $22,067,205 and $25,216,983 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account. Securian Financial also receives amounts from some of the Portfolios for services provided under a 12b-1 plan of distribution.


Agents of Minnesota Life who are also registered representatives of Securian Financial are compensated directly by Minnesota Life. Agents or registered representatives of other broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your contract.


The categories of payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s).



The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year, we are aware received additional payments of more than $5,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information. We assume no duty to notify contractowners whether his or her registered representative should be included.

Berthel Fisher & Company
701 Tama Street, Building B
Marion, Iowa  52302

Cambridge Investment Research
1776 Pleasant Plain Road
Fairfield, Iowa 52556

Cannon Financial Institute
PO Box 6447
Athens, GA  30604

Capital Investment Group, INC.
17 Glenwood Avenue
Raleigh, NC  27603

First Allied Securities, INC.
Advanced Equities Plaza
655 West Broadway, 12th Floor
San Diego, CA 92101

Questar Capital Corp.
5701 Golden Hills Drive
Minneapolis, MN 55416

Capital Financial Group
11140 Rockville Pike, 4th Floor
Rockville, MD 20852

Valmark Securities, Inc.
130 Springside Drive, Suite 300
Akron, OK 44333


                                  PERFORMANCE

From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

Total Returns

A sub-account may advertise its "average annual total return" over various periods of time. "Total return" represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account, assuming an average contract value of $80,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                                     1/N
                              T = (ERV/P) -1

Where T    =  average annual total return
      ERV  =  ending redeemable value
      P    =  hypothetical initial payment of $1,000
      N    =  number of years

Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Non-Standardized Returns


We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this Prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other "hypothetical" performance information which will include a more detailed description of the information and its calculation in the specific piece.


Standardized return calculations will always accompany any non-standardized returns shown.

Yields

Money Market Sub-Account

The "yield" (also called "current yield") of the Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

                                                         365/7
The formula for effective yield is: [(Base Period Return + 1)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.

Other Sub-Accounts


"Yield" of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:

                              a-b    6
                   YIELD = 2[(--- + 1) - 1]
                              CD

Where a = net investment income earned during the period by the portfolio attributable to the sub-account.
      b = expenses accrued for the period (net of reimbursements) c = the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
      d = the unit value of the sub-account units on the last day of the period.

The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee, but does not reflect any charge, for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.

The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements and supplementary schedules of Minnesota Life and subsidiaries' "(the Company)" and the financial statements of the Variable Annuity Account included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.


The audit report covering the December 31, 2010 consolidated financial statements and supplementary schedules of the Company refers to a change in the method of accounting for other-than-temporary impairments of fixed maturity investment securities.



                       REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

[KPMG LOGO]

                            VARIABLE ANNUITY ACCOUNT

                              Financial Statements

                                December 31, 2010

     (With Report of Independent Registered Public Accounting Firm thereon)

[KPMG LOGO]

                    KPMG LLP
                    4200 Wells Fargo Center
                    90 South Seventh Street
                    Minneapolis, MN 55402

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Minnesota Life Insurance Company and Contract Owners of Variable Annuity Account:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Variable Annuity Account (the Variable Account) as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2010 were confirmed to us by the respective sub-account mutual fund, or for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of Variable Annuity Account at December 31, 2010, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Minneapolis, Minnesota
April 4, 2011

                    KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative
                    ("KPMG International"), a Swiss entity.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                                            ADVANTUS      ADVANTUS     ADVANTUS    ADVANTUS
                                      ADVANTUS     ADVANTUS     ADVANTUS    MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                        BOND        MONEY      INDEX 500   SECURITIES       BOND        MID-CAP   SECURITIES
                                       CLASS 2      MARKET      CLASS 2      CLASS 2      CLASS 2       CLASS 2     CLASS 2
                                    ------------  ----------  -----------  ----------  -------------  ----------  -----------
ASSETS
Investments in shares of Advantus
   Series Fund, Inc.:
   Bond Portfolio, 112,230,798
      shares at net asset value of
      $1.73 per share
      (cost $167,062,431)           $193,862,879          --           --          --            --           --           --
   Money Market Portfolio,
      52,965,219 shares at net
      asset value of $1.00 per
      share (cost $52,945,252)                --  52,945,252           --          --            --           --           --
   Index 500 Portfolio, 30,879,778
      shares at net asset value of
      $4.36 per share
      (cost $106,281,892)                     --          --  134,709,511          --            --           --           --
   Mortgage Securities Portfolio,
      42,353,368 shares at net
      asset value of $1.58 per
      share (cost $59,476,795)                --          --           --  66,859,408            --           --           --
   International Bond Portfolio,
      36,671,729 shares at net
      asset value of $2.11 per
      share (cost $54,039,701)                --          --           --          --    77,196,483           --           --
   Index 400 Mid-Cap Portfolio,
      31,520,446 shares at net
      asset value of $2.16 per
      share (cost $53,309,496)                --          --           --          --            --   68,004,574           --
   Real Estate Securities
      Portfolio, 22,612,387 shares
      at net asset value of $2.47
      per share (cost $47,301,197)            --          --           --          --            --           --   55,834,348
                                    ------------  ----------  -----------  ----------    ----------   ----------   ----------
                                     193,862,879  52,945,252  134,709,511  66,859,408    77,196,483   68,004,574   55,834,348
Receivable from Minnesota Life for
   Contract purchase payments                 --          --        7,976          --            --        5,326       40,459
Receivable for investments sold           97,659      22,420           --     121,638        71,688           --           --
                                    ------------  ----------  -----------  ----------    ----------   ----------   ----------
   Total assets                      193,960,538  52,967,672  134,717,487  66,981,046    77,268,171   68,009,900   55,874,807
                                    ------------  ----------  -----------  ----------    ----------   ----------   ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges          98,646      22,631           --     121,858        71,964           --           --
Payable for investments purchased             --          --        8,103          --            --        5,682       40,755
                                    ------------  ----------  -----------  ----------    ----------   ----------   ----------
   Total liabilities                      98,646      22,631        8,103     121,858        71,964        5,682       40,755
                                    ------------  ----------  -----------  ----------    ----------   ----------   ----------
   Net assets applicable to
      Contract owners               $193,861,892  52,945,041  134,709,384  66,859,188    77,196,207   68,004,218   55,834,052
                                    ============  ==========  ===========  ==========    ==========   ==========   ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     192,781,339  52,594,588   84,866,712  65,812,820    76,898,151   67,682,242   55,359,278
Contracts in annuity payment
   period (note 2)                     1,080,553     350,453   49,842,672   1,046,368       298,056      321,976      474,774
                                    ------------  ----------  -----------  ----------    ----------   ----------   ----------
   Total Contract Owners' Equity
      (notes 6 and 7)               $193,861,892  52,945,041  134,709,384  66,859,188    77,196,207   68,004,218   55,834,052
                                    ============  ==========  ===========  ==========    ==========   ==========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                                                               ALLIANCE     AMERICAN    AMERICAN
                                    INVESCO V.I.  INVESCO V.I.  INVESCO V.I.  INVESCO V.I.    BERNSTEIN      CENTURY     CENTURY
                                        BASIC       CAPTIAL         CORE        SMALL CAP   INTERNATIONAL    INCOME     INFLATION
                                      BALANCED    APPRECIATION     EQUITY        EQUITY         VALUE      AND GROWTH  PROTECTION
                                    ------------  ------------  ------------  ------------  -------------  ----------  ----------
ASSETS
Investments in shares of the
   Invesco Variable Insurance
   Funds:
   Basic Balanced Fund, 136,327
      shares at net asset value of
      $9.17 per share
      (cost $1,367,980)              $1,250,119            --            --            --           --             --          --
   Capital Appreciation Fund,
      239,483 shares at net asset
      value of $22.92 per share
      (cost $5,843,237)                      --     5,488,957            --            --           --             --          --
   Core Equity Fund, 46,267 shares
      at net asset value of $26.82
      per share (cost $1,154,335)            --            --     1,240,884            --           --             --          --
   Small Cap Equity Fund, 575,979
      shares at net asset value of
      $16.27 per share
      (cost $6,750,141)                      --            --            --     9,371,178           --             --          --
Investments in shares of the
   Alliance Bernstein Funds:
   International Value, 49,267
      shares at net asset value of
      $14.77 per share
      (cost $714,622)                        --            --            --            --      727,671             --          --
Investments in shares of the
   American Century Variable
   Portfolios, Inc.:
   Income and Growth, 423,949
      shares at net asset value of
      $6.05 per share
      (cost $3,025,178)                      --            --            --            --           --      2,564,893          --
   Inflation Protection, 2,047,825
      shares at net asset value of
      $11.09 per share
      (cost $21,992,467)                     --            --            --            --           --             --  22,710,383
                                     ----------     ---------     ---------     ---------      -------      ---------  ----------
                                      1,250,119     5,488,957     1,240,884     9,371,178      727,671      2,564,893  22,710,383
Receivable from Minnesota Life for
   Contract purchase payments                --           283            --        37,300           --             --      37,792
Receivable for investments sold              58            --            53            --           34            102          --
                                     ----------     ---------     ---------     ---------      -------      ---------  ----------
   Total assets                       1,250,177     5,489,240     1,240,937     9,408,478      727,705      2,564,995  22,748,175
                                     ----------     ---------     ---------     ---------      -------      ---------  ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges             66            --            63            --           45            118          --
Payable for investments purchased            --           310            --        37,371           --             --      37,959
                                     ----------     ---------     ---------     ---------      -------      ---------  ----------
   Total liabilities                         66           310            63        37,371           45            118      37,959
                                     ----------     ---------     ---------     ---------      -------      ---------  ----------
   Net assets applicable to
      Contract owners                $1,250,111     5,488,930     1,240,874     9,371,107      727,660      2,564,877  22,710,216
                                     ==========     =========     =========     =========      =======      =========  ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period      1,250,111     5,488,930     1,240,874     9,371,107      727,660      2,564,877  22,710,216
Contracts in annuity payment
   period (note 2)                           --            --            --            --           --             --          --
                                     ----------     ---------     ---------     ---------      -------      ---------  ----------
   Total Contract Owners' Equity
      (notes 6 and 7)                $1,250,111     5,488,930     1,240,874     9,371,107      727,660      2,564,877  22,710,216
                                     ==========     =========     =========     =========      =======      =========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                         SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                             CREDIT SUISSE
                                      AMERICAN    AMERICAN       TRUST         FIDELITY
                                      CENTURY      CENTURY    INTERNATIONAL     VIP HIGH  FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                       ULTRA        VALUE    EQUITY FLEX III    INCOME     CONTRAFUND   EQUITY-INCOME     MID-CAP
                                    -----------  ----------  ---------------  ----------  ------------  -------------  ------------
ASSETS
Investments in shares of the
   American Century Variable
   Portfolios, Inc.:
   Ultra Fund, 4,104,401 shares
      at net asset value of $9.28
      per share (cost $38,414,547)  $38,088,844          --            --             --           --             --            --
   Value Fund, 6,362,884 shares at
      net asset value of $5.86 per
      share (cost $42,837,987)               --  37,286,503            --             --           --             --            --
Investments in shares of the
   Credit Suisse Trust:
   International Equity Flex III,
      183,635 shares at net asset
      value of $6.57 per share
      (cost $1,256,219)                      --          --     1,206,483             --           --             --            --
Investments in shares of the
   Fidelity Variable Insurance
   Products Fund:
   High Income Portfolio,
      2,554,725 shares at net
      asset value of $5.45 per
      share (cost $12,638,080)               --          --            --     13,923,250           --             --            --
   Contrafund Portfolio, 2,125,066
      shares at net asset value of
      $23.49 per share
      (cost $57,371,693)                     --          --            --             --   49,917,797             --            --
   Equity Income Portfolio,
      5,210,469 shares at net
      asset value of $18.75 per
      share (cost $115,098,037)              --          --            --             --           --     97,696,300            --
   Mid-Cap Portfolio, 1,457,984
      shares at net asset value of
      $32.13 per share
      (cost $42,864,616)                     --          --            --             --           --             --    46,845,037
                                    -----------  ----------     ---------     ----------   ----------     ----------    ----------
                                     38,088,844  37,286,503     1,206,483     13,923,250   49,917,797     97,696,300    46,845,037
Receivable from Minnesota Life for
   Contract purchase payments                --       3,755            --          5,469           --             --            --
Receivable for investments sold           7,250          --            32             --       16,082         17,689         1,367
                                    -----------  ----------     ---------     ----------   ----------     ----------    ----------
   Total assets                      38,096,094  37,290,258     1,206,515     13,928,719   49,933,879     97,713,989    46,846,404
                                    -----------  ----------     ---------     ----------   ----------     ----------    ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges          7,503          --            32             --       16,288         18,215         1,543
Payable for investments purchased            --       3,973            --          5,572           --             --            --
                                    -----------  ----------     ---------     ----------   ----------     ----------    ----------
   Total liabilities                      7,503       3,973            32          5,572       16,288         18,215         1,543
                                    -----------  ----------     ---------     ----------   ----------     ----------    ----------
   Net assets applicable to
      Contract owners               $38,088,591  37,286,285     1,206,483     13,923,147   49,917,591     97,695,774    46,844,861
                                    ===========  ==========     =========     ==========   ==========     ==========    ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     37,840,876  37,286,285     1,205,599     13,923,147   49,680,029     97,193,030    46,420,349
Contracts in annuity payment
   period (note 2)                      247,715          --           884             --      237,562        502,744       424,512
                                    -----------  ----------     ---------     ----------   ----------     ----------    ----------
   Total Contract Owners' Equity
      (notes 6 and 7)               $38,088,591  37,286,285     1,206,483     13,923,147   49,917,591     97,695,774    46,844,861
                                    ===========  ==========     =========     ==========   ==========     ==========    ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                               FRANKLIN                   TEMPLETON                  GOLDMAN
                                     FRANKLIN     FRANKLIN   LARGE CAP      FRANKLIN     DEVELOPING    TEMPLETON    SACHS VIT
                                     SMALL CAP      SMALL       GROWTH    MUTUAL SHARES    MARKETS    GLOBAL ASSET GOVERNMENT
                                       VALUE       MID CAP    SECURITIES    SECURITIES    SECURITIES   ALLOCATION    INCOME
                                    ----------  ----------  -----------  -------------  -----------  ------------  ----------
ASSETS
Investments in shares of the
   Franklin Templeton Variable
   Insurance Products Fund:
   Small Cap Value Fund, 490,034
      shares at net asset value of
      $16.25 per share
      (cost $5,869,396)             $7,963,058          --          --             --            --       --              --
   Small Mid Cap Fund, 528,451
      shares at net asset value of
      $21.53 per share
      (cost $10,257,377)                    --  11,377,540          --             --            --       --              --
   Large Cap Growth Fund, 199,642
      shares at net asset value of
      $14.86 per share
      (cost $2,863,210)                     --          --   2,966,687             --            --       --              --
   Mutual Shares Securities Fund,
      674,696 shares at net asset
      value of $15.95 per share
      (cost $12,215,224)                    --          --          --     10,761,397            --       --              --
   Developing Mkts Securities
      Fund, 3,208,982 shares at
      net asset value of $11.30
      per share (cost $33,395,363)          --          --          --             --    36,261,492       --              --
   Global Asset Allocation Fund,
      shares at net asset value of
      $0.00 per share (cost $0)             --          --          --             --            --       --              --
Investments in shares of the
   Goldman Sachs VIT Fund:
   Government Income Fund, 411,324
      shares at net asset value of
      $10.56 per share
      (cost $4,407,395)                     --          --          --             --            --       --       4,343,577
                                    ----------  ----------   ---------     ----------    ----------      ---       ---------
                                     7,963,058  11,377,540   2,966,687     10,761,397    36,261,492       --       4,343,577
Receivable from Minnesota Life for
   Contract purchase payments               --          --          --             --           574       --          31,052
Receivable for investments sold          2,934       9,506         123            764            --       --              --
                                    ----------  ----------   ---------     ----------    ----------      ---       ---------
   Total assets                      7,965,992  11,387,046   2,966,810     10,762,161    36,262,066       --       4,374,629
                                    ----------  ----------   ---------     ----------    ----------      ---       ---------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges         2,994       9,542         146            823            --       --              --
Payable for investments purchased           --          --          --             --           745       --          31,078
                                    ----------  ----------   ---------     ----------    ----------      ---       ---------
   Total liabilities                     2,994       9,542         146            823           745       --          31,078
                                    ----------  ----------   ---------     ----------    ----------      ---       ---------
   Net assets applicable to
      Contract owners               $7,962,998  11,377,504   2,966,664     10,761,338    36,261,321       --       4,343,551
                                    ==========  ==========   =========     ==========    ==========      ===       =========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     7,962,998  11,324,835   2,966,664     10,761,338    35,889,366       --       4,343,551
Contracts in annuity payment
   period (note 2)                          --      52,669          --             --       371,955       --              --
                                    ----------  ----------   ---------     ----------    ----------      ---       ---------
   Total Contract Owners' Equity
      (notes 6 and 7)               $7,962,998  11,377,504   2,966,664     10,761,338    36,261,321       --       4,343,551
                                    ==========  ==========   =========     ==========    ==========      ===       =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                  SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                                                                    INVESCO
                                     IBBOTSON                                          IBBOTSON    VAN KAMPEN      INVESCO
                                    AGGRESSIVE   IBBOTSON     IBBOTSON     IBBOTSON     INCOME    V.I. CAPITAL   VAN KAMPEN
                                      GROWTH     BALANCED   CONSERVATIVE    GROWTH    AND GROWTH     GROWTH     V.I. COMSTOCK
                                    ----------  ----------  ------------  ----------  ----------  ------------  -------------
ASSETS
Investments in shares of the
   Ibbotson Funds:
   Aggressive Growth Fund, 279,847
      shares at net asset value of
      $9.26 per share
      (cost $1,991,654)             $2,591,382          --           --           --          --          --             --
   Balanced Fund, 4,731,533 shares
      at net asset value of $10.17
      per share (cost $40,450,761)          --  48,119,692           --           --          --          --             --
   Conservative Fund, 964,613
      shares at net asset value of
      $11.07 per share
      (cost $9,970,170)                     --          --   10,678,265           --          --          --             --
   Growth Fund, 2,930,524 shares
      at net asset value of $9.65
      per share (cost $22,325,932)          --          --           --   28,279,560          --          --             --
   Income and Growth Fund,
      2,219,886 shares at net
      asset value of $10.64 per
      share (cost $21,225,481)              --          --           --           --  23,619,586          --             --
Investments in shares of the
   Invesco Van Kampen Funds:
   Capital Growth Fund, 12,130
      shares at net asset value of
      $33.49 per share
      (cost $346,446)                       --          --           --           --          --     406,236             --
   Comstock Fund, 665,208 shares
      at net asset value of $11.67
      per share (cost $7,700,687)           --          --           --           --          --          --      7,762,983
                                    ----------  ----------   ----------   ----------  ----------     -------      ---------
                                     2,591,382  48,119,692   10,678,265   28,279,560  23,619,586     406,236      7,762,983
Receivable from Minnesota Life for
   Contract purchase payments               --          --           --           --          --          --         12,768
Receivable for investments sold            124       1,955        4,150        1,539         958          18             --
                                    ----------  ----------   ----------   ----------  ----------     -------      ---------
   Total assets                      2,591,506  48,121,647   10,682,415   28,281,099  23,620,544     406,254      7,775,751
                                    ----------  ----------   ----------   ----------  ----------     -------      ---------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges           163       2,240        4,266        1,793       1,152          21             --
Payable for investments purchased           --          --           --           --          --          --         12,818
                                    ----------  ----------   ----------   ----------  ----------     -------      ---------
   Total liabilities                       163       2,240        4,266        1,793       1,152          21         12,818
                                    ----------  ----------   ----------   ----------  ----------     -------      ---------
   Net assets applicable to
      Contract owners               $2,591,343  48,119,407   10,678,149   28,279,306  23,619,392     406,233      7,762,933
                                    ==========  ==========   ==========   ==========  ==========     =======      =========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     2,591,343  48,119,407   10,678,149   28,279,306  23,619,392     406,233      7,762,933
Contracts in annuity payment
   period (note 2)                          --          --           --           --          --          --             --
                                    ----------  ----------   ----------   ----------  ----------     -------      ---------
   Total Contract Owners' Equity
      (notes 6 and 7)               $2,591,343  48,119,407   10,678,149   28,279,306  23,619,392     406,233      7,762,933
                                    ==========  ==========   ==========   ==========  ==========     =======      =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                       SEGREGATED SUB-ACCOUNTS
                                    ----------------------------------------------------------------------------------------------
                                      INVESCO      INVESCO                                                                  IVY
                                     VAN KAMPEN   VAN KAMPEN   IVY FUNDS VIP                     IVY                     FUNDS VIP
                                    V.I. GROWTH  V.I. MID CAP      ASSET      IVY FUNDS VIP   FUNDS VIP  IVY FUNDS VIP   DIVIDEND
                                     AND INCOME     VALUE         STRATEGY       BALANCED       BOND      CORE EQUITY     INCOME
                                    -----------  ------------  -------------  -------------  ----------  -------------  ----------
ASSETS
Investments in shares of the
   Invesco Van Kampen Funds:
   Growth and Income Fund, 191,124
      shares at net asset value
      of $18.37 per share
      (cost $3,230,426)              $3,510,940          --              --             --           --            --           --
   Mid Cap Value Fund, 15,924
      shares at net asset value of
      $12.72 per share
      (cost $169,689)                        --     202,558              --             --           --            --           --
Investments in shares of the Ivy
   Funds VIP Target Funds, Inc.:
   Asset Strategy Portfolio,
      16,281,299 shares at net
      asset value of $9.91 per
      share (cost $158,498,646)              --          --     161,373,719             --           --            --           --
   Balanced Portfolio, 10,630,932
      shares at net asset value of
      $9.59 per share
      (cost $86,507,905)                     --          --              --    101,928,316           --            --           --
   Bond Portfolio, 13,159,961
      shares at net asset value of
      $5.60 per share
      (cost $72,579,150)                     --          --              --             --   73,637,878            --           --
   Core Equity Portfolio,
      2,119,388 shares at net
      asset value of $11.91 per
      share (cost $24,148,409)               --          --              --             --           --    25,242,968           --
   Dividend Income Portfolio,
      2,713,673 shares at net
      asset value of $6.86 per
      share (cost $17,790,257)               --          --              --             --           --            --   18,614,171
                                     ----------     -------     -----------    -----------   ----------    ----------   ----------
                                      3,510,940     202,558     161,373,719    101,928,316   73,637,878    25,242,968   18,614,171
Receivable from Minnesota Life for
   Contract purchase payments                --          --          18,468             --       48,867            --       37,422
Receivable for investments sold             134           9              --         42,043           --         5,734           --
                                     ----------     -------     -----------    -----------   ----------    ----------   ----------
   Total assets                       3,511,074     202,567     161,392,187    101,970,359   73,686,745    25,248,702   18,651,593
                                     ----------     -------     -----------    -----------   ----------    ----------   ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges            150          11              --         42,169           --         5,877           --
Payable for investments purchased            --          --          19,586             --       49,130            --       37,548
                                     ----------     -------     -----------    -----------   ----------    ----------   ----------
   Total liabilities                        150          11          19,586         42,169       49,130         5,877       37,548
                                     ----------     -------     -----------    -----------   ----------    ----------   ----------
   Net assets applicable to
      Contract owners                $3,510,924     202,556     161,372,601    101,928,190   73,637,615    25,242,825   18,614,045
                                     ==========     =======     ===========    ===========   ==========    ==========   ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period      3,510,924     202,556     160,673,547     98,820,046   73,637,615    23,958,222   18,614,045
Contracts in annuity payment
   period (note 2)                           --          --         699,054      3,108,144           --     1,284,603           --
                                     ----------     -------     -----------    -----------   ----------    ----------   ----------
   Total Contract Owners' Equity
      (notes 6 and 7)                $3,510,924     202,556     161,372,601    101,928,190   73,637,615    25,242,825   18,614,045
                                     ==========     =======     ===========    ===========   ==========    ==========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                                                                                          IVY
                                        IVY     IVY FUNDS VIP       IVY       IVY FUNDS  IVY FUNDS VIP  IVY FUNDS VIP    FUNDS VIP
                                     FUNDS VIP  GLOBAL NATURAL   FUNDS VIP    VIP HIGH   INTERNATIONAL  INTERNATIONAL   MICRO-CAP
                                      ENERGY      RESOURCES        GROWTH      INCOME       GROWTH          VALUE        GROWTH
                                    ----------  --------------  -----------  ----------  -------------  -------------  ----------
ASSETS
Investments in shares of the Ivy
   Funds VIP Target Funds, Inc.:
   Energy Portfolio, 1,289,367
      shares at net asset value of
      $6.39 per share
      (cost $7,067,431)             $8,245,114            --             --          --            --             --           --
   Global Natural Resources
      Portfolio, 6,865,466 shares
      at net asset value of $6.73
      per share (cost $42,619,941)          --    46,195,662             --          --            --             --           --
   Growth Portfolio, 16,378,292
      shares at net asset value of
      $10.38 per share
      (cost $155,676,749)                   --            --    169,967,361          --            --             --           --
   High Income Portfolio,
      11,622,007 shares at net
      asset value of $3.49 per
      share (cost $37,247,148)              --            --             --  40,570,104            --             --           --
   International Growth Portfolio,
      3,597,598 shares at net
      asset value of $8.51 per
      share (cost $29,154,993)              --            --             --          --    30,611,958             --           --
   International Value Portfolio,
      10,862,660 shares at net
      asset value of $17.29 per
      share (cost $199,243,066)             --            --             --          --            --    187,764,344           --
   Micro-Cap Growth Portfolio,
      927,653 shares at net asset
      value of $22.11 per share
      (cost $15,973,496)                    --            --             --          --            --             --   20,514,578
                                    ----------    ----------    -----------  ----------    ----------    -----------   ----------
                                     8,245,114    46,195,662    169,967,361  40,570,104    30,611,958    187,764,344   20,514,578
Receivable from Minnesota Life for
   Contract purchase payments           10,684         7,339         50,158          --        30,184             --           --
Receivable for investments sold             --            --             --      24,263            --         74,501       10,240
                                    ----------    ----------    -----------  ----------    ----------    -----------   ----------
   Total assets                      8,255,798    46,203,001    170,017,519  40,594,367    30,642,142    187,838,845   20,524,818
                                    ----------    ----------    -----------  ----------    ----------    -----------   ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
      withdrawal payments and
      mortality and expense
      charges                               --            --             --      24,503            --         75,270       10,353
Payable for investments purchased       10,759         7,772         50,801          --        30,421             --           --
                                    ----------    ----------    -----------  ----------    ----------    -----------   ----------
   Total liabilities                    10,759         7,772         50,801      24,503        30,421         75,270       10,353
                                    ----------    ----------    -----------  ----------    ----------    -----------   ----------
   Net assets applicable to
      Contract owners               $8,245,039    46,195,229    169,966,718  40,569,864    30,611,721    187,763,575   20,514,465
                                    ==========    ==========    ===========  ==========    ==========    ===========   ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     8,245,039    46,195,229    168,774,093  40,569,864    30,424,313    187,763,575   20,445,765
Contracts in annuity payment
   period (note 2)                          --            --      1,192,625          --       187,408             --       68,700
                                    ----------    ----------    -----------  ----------    ----------    -----------   ----------
   Total Contract Owners' Equity
      (notes 6 and 7)               $8,245,039    46,195,229    169,966,718  40,569,864    30,611,721    187,763,575   20,514,465
                                    ==========    ==========    ===========  ==========    ==========    ===========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                        IVY          IVY         IVY         IVY          IVY          IVY      IVY FUNDS VIP
                                     FUNDS VIP    FUNDS VIP   FUNDS VIP   FUNDS VIP    FUNDS VIP    FUNDS VIP     PATHFINDER
                                      MID CAP       MONEY     MORTGAGE   PATHFINDER   PATHFINDER    PATHFINDER    MODERATELY
                                       GROWTH      MARKET    SECURITIES  AGGRESSIVE  CONSERVATIVE    MODERATE     AGGRESSIVE
                                    -----------  ----------  ----------  ----------  ------------  -----------  -------------
ASSETS
Investments in shares of the Ivy
   Funds VIP Target Funds, Inc.:
   Mid Cap Growth Portfolio,
      1,954,609 shares at net
      asset value of $8.69 per
      share (cost $12,801,866)      $16,985,751          --      --              --           --            --            --
   Money Market Portfolio,
      10,497,832 shares at net
      asset value of $1.00 per
      share (cost $10,497,830)               --  10,497,832      --              --           --            --            --
   Mortgage Securities Portfolio,
      shares at net asset value of
      $0.00 per share (cost $0)              --          --      --              --           --            --            --
   Pathfinder Aggressive,
      1,649,979 shares at net
      asset value of $5.16 per
      share (cost $7,322,300)                --          --      --       8,511,580           --            --            --
   Pathfinder Conservative,
      5,050,018 shares at net
      asset value of $5.32 per
      share (cost $23,593,705)               --          --      --              --   26,885,286            --            --
   Pathfinder Moderate, 24,882,254
      shares at net asset value of
      $5.27 per share
      (cost $109,394,751)                    --          --      --              --           --   131,104,597            --
   Pathfinder Moderately
      Aggressive, 25,421,697
      shares at net asset value of
      $5.37 per share
      (cost $110,964,553)                    --          --      --              --           --            --   136,560,273
                                    -----------  ----------     ---       ---------   ----------   -----------   -----------
                                     16,985,751  10,497,832      --       8,511,580    26,885,286  131,104,597   136,560,273
Receivable from Minnesota Life for
   Contract purchase payments             6,657          --      --              --           --        64,439            --
Receivable for investments sold              --       5,170      --             346        1,378            --         8,317
                                    -----------  ----------     ---       ---------   ----------   -----------   -----------
   Total assets                      16,992,408  10,503,002      --       8,511,926   26,886,664   131,169,036   136,568,590
                                    -----------  ----------     ---       ---------   ----------   -----------   -----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges             --       5,198      --             400        1,403            --         8,477
Payable for investments purchased         6,783          --      --              --           --        64,639            --
                                    -----------  ----------     ---       ---------   ----------   -----------   -----------
   Total liabilities                      6,783       5,198      --             400        1,403        64,639         8,477
                                    -----------  ----------     ---       ---------   ----------   -----------   -----------
   Net assets applicable to
      Contract owners               $16,985,625  10,497,804      --       8,511,526   26,885,261   131,104,397   136,560,113
                                    ===========  ==========     ===       =========   ==========   ===========   ===========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     16,985,625  10,497,804      --       8,511,526   26,885,261   131,104,397   136,560,113
Contracts in annuity payment
   period (note 2)                           --          --      --              --           --            --            --
                                    -----------  ----------     ---       ---------   ----------   -----------   -----------
   Total Contract Owners' Equity
      (notes 6 and 7)               $16,985,625  10,497,804      --       8,511,526   26,885,261   131,104,397   136,560,113
                                    ===========  ==========     ===       =========   ==========   ===========   ===========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------
                                         IVY
                                      FUNDS VIP       IVY         IVY          IVY         IVY
                                     PATHFINDER    FUNDS VIP   FUNDS VIP    FUNDS VIP   FUNDS VIP      IVY       JANUS
                                     MODERATELY   REAL ESTATE  SCIENCE &    SMALL CAP   SMALL CAP   FUNDS VIP    ASPEN
                                    CONSERVATIVE   SECURITIES  TECHNOLOGY    GROWTH       VALUE       VALUE     BALANCED
                                    ------------  -----------  ----------  ----------  ----------  ----------  ----------
ASSETS
Investments in shares of theIvy
   Funds VIP Target Funds, Inc.:
   Pathfinder Moderately
      Conservative, 8,128,375
      shares at net asset value of
      $5.34 per share
      (cost $37,114,394)            $43,409,588            --          --          --          --          --          --
   Real Estate Securities
      Portfolio, 1,963,496 shares
      at net asset value of $6.48
      per share (cost $12,688,913)           --    12,720,314          --          --          --          --          --
   Science & Technology Portfolio,
      2,373,743 shares at net
      asset value of $16.73 per
      share (cost $37,721,104)               --            --  39,711,289          --          --          --          --
   Small Cap Growth Portfolio,
      6,035,215 shares at net
      asset value of $10.53 per
      share (cost $58,762,561)               --            --          --  63,552,025          --          --          --
   Small Cap Value Portfolio,
      4,044,126 shares at net
      asset value of $16.78 per
      share (cost $58,709,818)               --            --          --          --  67,867,315          --          --
   Value Portfolio, 12,436,446
      shares at net asset value of
      $6.05 per share
      (cost $74,644,226)                     --            --          --          --          --  75,269,101          --
Investments in shares of Janus
   Aspen Series - Service Shares:
   Balanced Portfolio, 459,488
      shares at net asset value of
      $29.42 per share
      (cost $12,916,864)                     --            --          --          --          --          --  13,518,123
                                    -----------    ----------  ----------  ----------  ----------  ----------  ----------
                                     43,409,588    12,720,314  39,711,289  63,552,025  67,867,315  75,269,101  13,518,123
Receivable from Minnesota Life for
   Contract purchase payments           135,487            --      10,515          --          --          --      12,225
Receivable for investments sold              --           525          --       4,048      23,783      55,632          --
                                    -----------    ----------  ----------  ----------  ----------  ----------  ----------
   Total assets                      43,545,075    12,720,839  39,721,804  63,556,073  67,891,098  75,324,733  13,530,348
                                    -----------    ----------  ----------  ----------  ----------  ----------  ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges             --           643          --       4,296      24,086      55,839          --
Payable for investments purchased       135,530            --      10,871          --          --          --      12,290
                                    -----------    ----------  ----------  ----------  ----------  ----------  ----------
   Total liabilities                    135,530           643      10,871       4,296      24,086      55,839      12,290
                                    -----------    ----------  ----------  ----------  ----------  ----------  ----------
   Net assets applicable to
      Contract owners               $43,409,545    12,720,196  39,710,933  63,551,777  67,867,012  75,268,894  13,518,058
                                    ===========    ==========  ==========  ==========  ==========  ==========  ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     43,409,545    12,720,196  39,651,165  62,896,110  67,444,005  74,771,670  13,518,058
Contracts in annuity payment
   period (note 2)                           --            --      59,768     655,667     423,007     497,224          --
                                    -----------    ----------  ----------  ----------  ----------  ----------  ----------
   Total Contract Owners' Equity
      (notes 6 and 7)               $43,409,545    12,720,196  39,710,933  63,551,777  67,867,012  75,268,894  13,518,058
                                    ===========    ==========  ==========  ==========  ==========  ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                    SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------
                                       JANUS                  JANUS ASPEN      MFS         MFS       MFS
                                       ASPEN     JANUS ASPEN    MID CAP     INVESTORS    MID CAP     NEW         MFS
                                       FORTY       OVERSEAS      VALUE     GROWTH STOCK   GROWTH  DISCOVERY     VALUE
                                    -----------  -----------  -----------  ------------  -------  ---------  ----------
ASSETS
Investments in shares of Janus
   Aspen Series - Service Shares:
   Aspen Forty Portfolio, 910,893
      shares at net asset value of
      $35.24 per share
      (cost $28,952,352)            $32,099,856           --          --            --        --         --          --
   Aspen Overseas Portfolio,
      1,723,903 shares at net
      asset value of $56.04 per
      share (cost $76,529,568)               --   96,607,509          --            --        --         --          --
   Aspen Mid Cap Value Portfolio,
      443,344 shares at net asset
      value of $15.74 per share
      (cost $5,628,950)                      --           --   6,978,236            --        --         --          --
Investments in shares of the MFS
   Variable Insurance Trust:
   Investors Growth Stock Series,
      2,345,415 shares at net
      asset value of $10.76 per
      share (cost $22,625,733)               --           --          --    25,236,661        --         --          --
   Mid Cap Growth Series, 133,569
      shares at net asset value of
      $5.84 per share
      (cost $681,968)                        --           --          --            --   780,041         --          --
   New Discovery Series, 535,682
      shares at net asset value of
      $17.74 per share
      (cost $7,241,663)                      --           --          --            --        --  9,502,992          --
   Value Fund, 4,753,927 shares at
      net asset value of $12.83
      per share (cost $57,949,296)           --           --          --            --        --         --  60,992,880
                                    -----------   ----------   ---------    ----------   -------  ---------  ----------
                                     32,099,856   96,607,509   6,978,236    25,236,661   780,041  9,502,992  60,992,880
Receivable from Minnesota Life for
   Contract purchase payments                --           --       7,704         9,964        --      2,313          --
Receivable for investments sold             177       18,853          --            --     4,534         --      30,659
                                    -----------   ----------   ---------    ----------   -------  ---------  ----------
      Total assets                   32,100,033   96,626,362   6,985,940    25,246,625   784,575  9,505,305  61,023,539
                                    -----------   ----------   ---------    ----------   -------  ---------  ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges            313       19,327          --            --     4,539         --      31,077
Payable for investments purchased            --           --       7,758        10,128        --      2,374          --
                                    -----------   ----------   ---------    ----------   -------  ---------  ----------
      Total liabilities                     313       19,327       7,758        10,128     4,539      2,374      31,077
                                    -----------   ----------   ---------    ----------   -------  ---------  ----------
      Net assets applicable to
         Contract owners            $32,099,720   96,607,035   6,978,182    25,236,497   780,036  9,502,931  60,992,462
                                    ===========   ==========   =========    ==========   =======  =========  ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     31,922,088   96,317,880   6,978,182    25,236,497   780,036  9,397,719  60,967,515
Contracts in annuity payment
   period (note 2)                      177,632      289,155          --            --        --    105,212      24,947
                                    -----------   ----------   ---------    ----------   -------  ---------  ----------
      Total Contract Owners'
         Equity (notes 6 and 7)     $32,099,720   96,607,035   6,978,182    25,236,497   780,036  9,502,931  60,992,462
                                    ===========   ==========   =========    ==========   =======  =========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                     NEUBERGER
                                        AMT     OPPENHEIMER                OPPENHEIMER   OPPENHEIMER   PIMCO FUNDS  PIMCO FUNDS
                                     SOCIALLY     CAPITAL     OPPENHEIMER  MAIN STREET  INTERNATIONAL    VIT LOW     VIT TOTAL
                                    RESPONSIVE  APPRECIATION  HIGH INCOME   SMALL CAP       GROWTH       DURATION     RETURN
                                    ----------  ------------  -----------  -----------  -------------  -----------  -----------
ASSETS
Investments in shares of the
   Neuberger Funds:
   Socially Responsive Fund,
      31,603 shares at net asset
      value of $14.90 per share
      (cost $376,665)                $470,881            --            --         --             --            --            --
Investments in shares of the
   Oppenheimer Variable Account
   Funds:
   Capital Appreciation Fund,
      73,146 shares at net asset
      value of $39.99 per share
      (cost $2,786,898)                    --     2,925,107            --         --             --            --            --
   High Income Fund, 9,755,244
      shares at net asset value of
      $2.14 per share
      (cost $23,880,234)                   --            --    20,876,223         --             --            --            --
   Main Street Small Cap Fund,
      28,773 shares at net asset
      value of $17.50 per share
      (cost $381,968)                      --            --            --    503,525             --            --            --
Investments in shares of the
   Panorama Series Funds, Inc.:
   International Growth, 2,688,090
      shares at net asset value of
      $1.94 per share
      (cost $4,739,705)                    --            --            --         --      5,214,894            --            --
Investments in shares of the Pimco
   Funds:
   VIT Low Duration Fund, 870,661
      shares at net asset value of
      $10.44 per share
      (cost $9,073,058)                    --            --            --         --             --     9,089,703            --
   VIT Total Return Fund,
      1,632,924 shares at net
      asset value of $11.08 per
      share (cost $18,588,821)             --            --            --         --             --            --    18,092,793
                                     --------     ---------    ----------    -------      ---------     ---------    ----------
                                      470,881     2,925,107    20,876,223    503,525      5,214,894     9,089,703    18,092,793
Receivable from Minnesota Life for
   Contract purchase payments              --            --            --         --             --        43,029       126,240
Receivable for investments sold            22           124           328         24            661            --            --
                                     --------     ---------    ----------    -------      ---------     ---------    ----------
      Total assets                    470,903     2,925,231    20,876,551    503,549      5,215,555     9,132,732    18,219,033
                                     --------     ---------    ----------    -------      ---------     ---------    ----------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges           27           141           454         31            699            --            --
Payable for investments purchased          --            --            --         --             --        43,098       126,392
                                     --------     ---------    ----------    -------      ---------     ---------    ----------
      Total liabilities                    27           141           454         31            699        43,098       126,392
                                     --------     ---------    ----------    -------      ---------     ---------    ----------
      Net assets applicable to
         Contract owners             $470,876     2,925,090    20,876,097    503,518      5,214,856     9,089,634    18,092,641
                                     ========     =========    ==========    =======      =========     =========    ==========
CONTRACT OWNERS' EQUITY
Contracts in accumulation period      470,876     2,925,090    20,822,632    503,518      5,214,856     9,089,634    18,092,641
Contracts in annuity payment
   period (note 2)                         --            --        53,465         --             --            --            --
                                     --------     ---------    ----------    -------      ---------     ---------    ----------
      Total Contract Owners'
         Equity (notes 6 and 7)      $470,876     2,925,090    20,876,097    503,518      5,214,856     9,089,634    18,092,641
                                     ========     =========    ==========    =======      =========     =========    ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                                                                MORGAN STANLEY
                                    PUTNAM VT     PUTNAM VT    PUTNAM VT  PUTNAM VT              UIF EMERGING
                                    GROWTH AND  INTERNATIONAL  MULTI-CAP    EQUITY   PUTNAM VT      MARKETS
                                      INCOME        EQUITY       GROWTH     INCOME    VOYAGER       EQUITY          TOTAL
                                    ----------  -------------  ---------  ---------  ---------  --------------  -------------
ASSETS
Investments in shares of the
   Putnam Variable Trust:
   Putnam Growth and Income Fund,
      77,321 shares at net asset
      value of $16.23 per share
      (cost $1,235,179)             $1,254,916           --          --          --         --            --
   International Equity Fund,
      561,038 shares at net asset
      value of $11.78 per share
      (cost $8,358,139)                     --    6,609,024          --          --         --            --
   Multi-Cap Growth Fund, 19,317
      shares at net asset value of
      $20.35 per share
      (cost $334,628)                       --           --     393,108          --         --            --
   Equity Income Fund, 158,159
      shares at net asset value of
      $13.44 per share
      (cost $2,621,711)                     --           --          --   2,125,655         --            --
   Voyager Fund, 62,114 shares at
      net asset value of $38.66
      per share (cost $2,001,881)           --           --          --          --  2,401,346            --
Investments in shares of the
   Morgan Stanley Funds, Inc.:
   UIF Emerging Markets Equity
      Portfolio, 371,645 shares at
      net asset value of $15.34
      per share (cost $4,270,740)           --           --          --          --         --     5,701,036
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
                                     1,254,916    6,609,024     393,108   2,125,655  2,401,346     5,701,036    3,015,691,340
Receivable from Minnesota Life for
   Contract purchase payments               --           --          --         753      4,849        38,818          848,869
Receivable for investments sold             46          241          15          --         --            --          689,950
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
      Total assets                   1,254,962    6,609,265     393,123   2,126,408  2,406,195     5,739,854    3,017,230,159
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
LIABILITIES
Payable to Minnesota Life for
   Contract terminations,
   withdrawal payments and
   mortality and expense charges            49          285          18          --         --            --          697,747
Payable for investments purchased           --           --          --         769      4,860        38,865          854,740
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
      Total liabilities                     49          285          18         769      4,860        38,865        1,552,487
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
      Net assets applicable to
         Contract owners            $1,254,913    6,608,980     393,105   2,125,639  2,401,335     5,700,989    3,015,677,672
                                    ==========    =========     =======   =========  =========     =========    =============
CONTRACT OWNERS' EQUITY
Contracts in accumulation period     1,254,913    6,608,980     393,105   2,125,639  2,401,335     5,700,989    2,951,598,168
Contracts in annuity payment
   period (note 2)                          --           --          --          --         --            --       64,079,504
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
      Total Contract Owners'
         Equity (notes 6 and 7)     $1,254,913    6,608,980     393,105   2,125,639  2,401,335     5,700,989    3,015,677,672
                                    ==========    =========     =======   =========  =========     =========    =============

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------
                                                                             ADVANTUS      ADVANTUS      ADVANTUS    ADVANTUS
                                      ADVANTUS      ADVANTUS     ADVANTUS    MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                        BOND         MONEY      INDEX 500   SECURITIES       BOND        MID-CAP    SECURITIES
                                       CLASS 2       MARKET      CLASS 2     CLASS 2       CLASS 2       CLASS 2     CLASS 2
                                    ------------  -----------  -----------  ----------  -------------  ----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $         --       22,164           --          --           --            --          --
   Mortality, expense charges and
      administrative charges
      (note 3)                        (2,697,907)    (744,684)  (1,348,463)   (939,759)    (953,096)     (802,783)   (711,026)
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
      Investment income (loss) -
         net                          (2,697,907)    (722,520)  (1,348,463)   (939,759)    (953,096)     (802,783)   (711,026)
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund             --           --           --          --           --            --          --
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             25,639,101   32,673,022   18,552,743  11,164,685    5,940,804     7,719,559   9,534,261
      Cost of investments sold       (20,622,555) (32,673,022) (15,037,625) (9,372,542)  (3,816,105)   (5,799,778) (8,299,116)
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
                                       5,016,546           --    3,515,118   1,792,143    2,124,699     1,919,781   1,235,145
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
      Net realized gains (losses)
         on investments                5,016,546           --    3,515,118   1,792,143    2,124,699     1,919,781   1,235,145
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                  12,588,548      (18,000)  13,897,174   2,807,256    7,039,494    12,502,797  11,877,496
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
      Net gains (losses) on
         investments                  17,605,094      (18,000)  17,412,292   4,599,399    9,164,193    14,422,578  13,112,641
                                    ------------  -----------  -----------  ----------   ----------    ----------  ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 14,907,187     (740,520)  16,063,829   3,659,640    8,211,097    13,619,795  12,401,615
                                    ============  ===========  ===========  ==========   ==========    ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                                                               ALLIANCE     AMERICAN    AMERICAN
                                    INVESCO V.I.  INVESCO V.I.  INVESCO V.I.  INVESCO V.I.    BERNSTEIN      CENTURY    CENTURY
                                       BASIC         CAPTIAL        CORE       SMALL CAP    INTERNATIONAL    INCOME    INFLATION
                                      BALANCED    APPRECIATION     EQUITY        EQUITY         VALUE      AND GROWTH  PROTECTION
                                    ------------  ------------  ------------  ------------  -------------  ----------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund    $  20,800         27,178        8,934            --        18,658        32,143      275,914
   Mortality, expense charges and
      administrative charges
      (note 3)                         (18,074)       (72,199)     (15,406)     (107,791)      (11,607)      (37,202)    (256,275)
                                     ---------     ----------     --------     ---------      --------      --------   ----------
      Investment income (loss) -
         net                             2,726        (45,021)      (6,472)     (107,791)        7,051        (5,059)      19,639
                                     ---------     ----------     --------     ---------      --------      --------   ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund           --             --           --            --            --            --           --
                                     ---------     ----------     --------     ---------      --------      --------   ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales              212,431        831,062      125,477       587,837       108,966       537,175    2,383,530
      Cost of investments sold        (405,339)    (1,004,042)    (132,793)     (602,984)     (180,760)     (709,132)  (2,293,371)
                                     ---------     ----------     --------     ---------      --------      --------   ----------
                                      (192,908)      (172,980)      (7,316)      (15,147)      (71,794)     (171,957)      90,159
                                     ---------     ----------     --------     ---------      --------      --------   ----------
      Net realized gains (losses)
         on investments               (192,908)      (172,980)      (7,316)      (15,147)      (71,794)     (171,957)      90,159
                                     ---------     ----------     --------     ---------      --------      --------   ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                   262,554        903,596       98,532     2,022,573        82,336       467,820      423,295
                                     ---------     ----------     --------     ---------      --------      --------   ----------
      Net gains (losses) on
         investments                    69,646        730,616       91,216     2,007,426        10,542       295,863      513,454
                                     ---------     ----------     --------     ---------      --------      --------   ----------
      Net increase (decrease) in
         net assets resulting from
         operations                  $  72,372        685,595       84,744     1,899,635        17,593       290,804      533,093
                                     =========     ==========     ========     =========      ========      ========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                              CREDIT SUISSE
                                      AMERICAN    AMERICAN        TRUST       FIDELITY VIP                                FIDELITY
                                      CENTURY      CENTURY    INTERNATIONAL       HIGH      FIDELITY VIP  FIDELITY VIP       VIP
                                       ULTRA        VALUE    EQUITY FLEX III     INCOME      CONTRAFUND   EQUITY-INCOME    MID-CAP
                                    -----------  ----------  ---------------  ------------  ------------  -------------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $   133,509     675,582           904       1,022,632       462,464      1,476,866      124,441
   Mortality, expense charges and
      administrative charges
      (note 3)                         (534,827)   (451,011)       (9,540)       (175,654)     (639,319)    (1,331,238)    (588,381)
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
      Investment income (loss) -
         net                           (401,318)    224,571        (8,636)        846,978      (176,855)       145,628     (463,940)
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            --          --            --              --        20,985             --       67,026
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             6,339,092   1,648,958       907,268       1,914,790     7,542,972     14,136,268    7,536,381
      Cost of investments sold       (7,400,018) (2,446,504)   (1,003,238)     (2,058,992)  (10,638,177)   (19,049,213)  (8,489,513)
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
                                     (1,060,926)   (797,546)      (95,970)       (144,202)   (3,095,205)    (4,912,945)    (953,132)
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
      Net realized gains (losses)
         on investments              (1,060,926)   (797,546)      (95,970)       (144,202)   (3,074,220)    (4,912,945)    (886,106)
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                  6,398,281   4,370,561       216,701         666,810     9,936,515     16,651,433   11,712,779
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
      Net gains (losses) on
         investments                  5,337,355   3,573,015       120,731         522,608     6,862,295     11,738,488   10,826,673
                                    -----------  ----------    ----------      ----------   -----------    -----------   ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 4,936,037   3,797,586       112,095       1,369,586     6,685,440     11,884,116   10,362,733
                                    ===========  ==========    ==========      ==========   ===========    ===========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                    ----------------------------------------------------------------------------------------
                                                            FRANKLIN                   TEMPLETON                  GOLDMAN
                                     FRANKLIN    FRANKLIN   LARGE CAP      FRANKLIN     DEVELOPING    TEMPLETON   SACHS VIT
                                     SMALL CAP     SMALL      GROWTH    MUTUAL SHARES    MARKETS    GLOBAL ASSET  GOVERNMENT
                                       VALUE      MID CAP   SECURITIES    SECURITIES    SECURITIES   ALLOCATION    INCOME*
                                    ----------  ----------  ----------  -------------  -----------  ------------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $   44,558          --     23,918       162,400       547,372       302,939     23,230
   Mortality, expense charges and
      administrative charges
      (note 3)                         (90,464)   (134,108)   (42,688)     (146,652)     (452,485)      (20,352)   (18,839)
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
      Investment income (loss) -
         net                           (45,906)   (134,108)   (18,770)       15,748        94,887       282,587      4,391
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund           --          --         --            --            --       482,047     29,670
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales              478,775   2,842,187    619,558     1,338,437     7,172,510     7,662,883     25,192
      Cost of investments sold        (515,158) (2,718,016)  (677,224)   (1,694,544)   (8,938,960)   (9,828,772)   (24,452)
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
                                       (36,383)    124,171    (57,666)     (356,107)   (1,766,450)   (2,165,889)       740
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
      Net realized gains (losses)
         on investments                (36,383)    124,171    (57,666)     (356,107)   (1,766,450)   (1,683,842)    30,410
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
   Net change in unrealized
      appreciation or depreciation
      of investments                 1,679,405   2,437,035    335,263     1,286,289     6,759,916     1,614,865    (63,818)
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
      Net gains (losses)
         on investments              1,643,022   2,561,206    277,597       930,182     4,993,466       (68,977)   (33,408)
                                    ----------  ----------   --------    ----------    ----------    ----------    -------
      Net increase (decrease) in
         net assets resulting from
         operations                 $1,597,116   2,427,098    258,827       945,930     5,088,353       213,610    (29,017)
                                    ==========  ==========   ========    ==========    ==========    ==========    =======

*    for the period from April 30, 2010 through December 31, 2010

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                                                                     INVESCO
                                     IBBOTSON                                          IBBOTSON    VAN KAMPEN      INVESCO
                                    AGGRESSIVE   IBBOTSON     IBBOTSON     IBBOTSON     INCOME    V.I. CAPITAL    VAN KAMPEN
                                      GROWTH     BALANCED   CONSERVATIVE    GROWTH    AND GROWTH     GROWTH     V.I. COMSTOCK
                                    ----------  ----------  ------------  ----------  ----------  ------------  -------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $   6,856      304,034      125,993      178,619     107,515          --          6,097
   Mortality, expense charges and
      administrative charges
      (note 3)                        (37,813)    (586,066)    (154,981)    (394,191)   (286,295)     (6,177)       (78,596)
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
      Investment income (loss) -
         net                          (30,957)    (282,032)     (28,988)    (215,572)   (178,780)     (6,177)       (72,499)
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund          --           --        8,382           --          --          --             --
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             257,138    1,661,189    1,519,168    2,310,912     997,469     279,064        635,371
      Cost of investments sold       (174,731)  (1,729,889)  (1,314,290)  (2,513,464) (1,007,923)   (184,944)      (802,623)
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
                                       82,407      (68,700)     204,878     (202,552)    (10,454)     94,120       (167,252)
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
      Net realized gains (losses)
         on investments                82,407      (68,700)     213,260     (202,552)    (10,454)     94,120       (167,252)
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
   Net change in unrealized
      appreciation or depreciation
      of investments                  240,030    4,434,367      252,826    3,413,725   1,573,250     (16,817)     1,139,585
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
      Net gains (losses) on
         investments                  322,437    4,365,667      466,086    3,211,173   1,562,796      77,303        972,333
                                    ---------   ----------   ----------   ----------  ----------    --------      ---------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 291,480    4,083,635      437,098    2,995,601   1,384,016      71,126        899,834
                                    =========   ==========   ==========   ==========  ==========    ========      =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                       SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                      INVESCO       INVESCO                                                                  IVY
                                     VAN KAMPEN   VAN KAMPEN   IVY FUNDS VIP                                   IVY        FUNDS VIP
                                    V.I. GROWTH  V.I. MID CAP      ASSET      IVY FUNDS VIP  IVY FUNDS VIP  FUNDS VIP     DIVIDEND
                                     AND INCOME      VALUE        STRATEGY       BALANCED         BOND      CORE EQUITY    INCOME
                                    -----------  ------------  -------------  -------------  -------------  -----------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $     3,065        874        1,537,045      1,927,170     1,635,028       196,677      163,671
   Mortality, expense charges and
      administrative charges
      (note 3)                          (44,461)    (1,888)      (2,156,029)    (1,219,943)     (802,098)     (300,002)    (228,699)
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
      Investment income (loss) -
         net                            (41,396)    (1,014)        (618,984)       707,227       832,930      (103,325)     (65,028)
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            --         --               --      1,404,510            --            --           --
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             1,018,308     21,836       12,375,304     16,412,313     1,607,774     2,883,456    1,011,036
      Cost of investments sold       (1,231,026)   (16,706)     (13,147,670)   (14,914,398)   (1,601,269)   (2,872,103)  (1,004,150)
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
                                       (212,718)     5,130         (772,366)     1,497,915         6,505        11,353        6,886
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
      Net realized gains (losses)
         on investments                (212,718)     5,130         (772,366)     2,902,425         6,505        11,353        6,886
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    597,250     22,949       12,218,728     10,715,593       (30,468)    4,027,579    2,446,738
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
      Net gains (losses) on
         investments                    384,532     28,079       11,446,362     13,618,018       (23,963)    4,038,932    2,453,624
                                    -----------    -------      -----------    -----------    ----------    ----------   ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $   343,136     27,065       10,827,378     14,325,245       808,967     3,935,607    2,388,596
                                    ===========    =======      ===========    ===========    ==========    ==========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                    ----------------------------------------------------------------------------------------------
                                                      IVY                         IVY          IVY            IVY           IVY
                                        IVY        FUNDS VIP         IVY       FUNDS VIP    FUNDS VIP      FUNDS VIP     FUNDS VIP
                                     FUNDS VIP   GLOBAL NATURAL   FUNDS VIP       HIGH    INTERNATIONAL  INTERNATIONAL   MICRO-CAP
                                      ENERGY       RESOURCES        GROWTH       INCOME       GROWTH         VALUE         GROWTH
                                    -----------  --------------  -----------  ----------  -------------  -------------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $    22,719            --        979,596   2,892,979      216,224       2,362,223           --
   Mortality, expense charges and
      administrative charges
      (note 3)                         (115,938)     (619,804)    (2,076,614)   (547,092)    (367,824)     (2,314,801)    (220,761)
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
      Investment income (loss) -
         net                            (93,219)     (619,804)    (1,097,018)  2,345,887     (151,600)         47,422     (220,761)
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            --            --             --          --           --              --           --
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             2,577,733     6,056,792     16,350,938   3,389,511    1,496,516      21,473,388    2,362,847
      Cost of investments sold       (2,642,962)   (8,743,084)   (15,717,507) (3,448,312)  (1,516,766)    (24,693,638)  (2,092,905)
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
                                        (65,229)   (2,686,292)       633,431     (58,801)     (20,250)     (3,220,250)     269,942
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
      Net realized gains (losses)
         on investments                 (65,229)   (2,686,292)       633,431     (58,801)     (20,250)     (3,220,250)     269,942
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                  1,323,661     9,341,984     17,727,607   2,355,136    3,757,390      24,674,624    5,426,979
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
      Net gains (losses) on
         investments                  1,258,432     6,655,692     18,361,038   2,296,335    3,737,140      21,454,374    5,696,921
                                    -----------    ----------    -----------  ----------   ----------     -----------   ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 1,165,213     6,035,888     17,264,020   4,642,222    3,585,540      21,501,796    5,476,160
                                    ===========    ==========    ===========  ==========   ==========     ===========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                                                                                                   IVY
                                        IVY          IVY         IVY         IVY          IVY          IVY      FUNDS VIP
                                     FUNDS VIP    FUNDS VIP   FUNDS VIP   FUNDS VIP    FUNDS VIP    FUNDS VIP   PATHFINDER
                                      MID CAP       MONEY      MORTGAGE   PATHFINDER   PATHFINDER   PATHFINDER  MODERATELY
                                      GROWTH       MARKET     SECURITIES  AGGRESSIVE  CONSERVATIVE   MODERATE   AGGRESSIVE
                                    -----------  ----------  -----------  ----------  ------------  ----------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $     5,282       7,482      478,739     66,098       205,846      667,108     860,392
   Mortality, expense charges and
      administrative charges
      (note 3)                         (219,580)   (146,497)     (40,660)   (94,485)     (289,434)  (1,404,243) (1,449,566)
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
      Investment income (loss) -
         net                           (214,298)   (139,015)     438,079    (28,387)      (83,588)    (737,135)   (589,174)
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            --          --           --    131,694       392,257    1,099,018   1,532,295
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             3,937,163   4,542,935   15,639,167    136,935     3,045,826    3,025,357   1,688,932
      Cost of investments sold       (3,446,150) (4,542,935) (15,825,001)  (139,647)   (2,598,747)  (3,109,788) (1,834,960)
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
                                        491,013          --     (185,834)    (2,712)      447,079      (84,431)   (146,028)
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
      Net realized gains (losses)
         on investments                 491,013          --     (185,834)   128,982       839,336    1,014,587   1,386,267
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                  3,468,429          --    1,226,785    874,013     1,242,798   12,397,474  14,231,908
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
      Net gains (losses) on
         investments                  3,959,442          --    1,040,951  1,002,995     2,082,134   13,412,061  15,618,175
                                    -----------  ----------  -----------  ---------    ----------   ----------  ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 3,745,144    (139,015)   1,479,030    974,608     1,998,546   12,674,926  15,029,001
                                    ===========  ==========  ===========  =========    ==========   ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                    SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------
                                         IVY
                                      FUNDS VIP       IVY         IVY          IVY         IVY
                                     PATHFINDER    FUNDS VIP   FUNDS VIP    FUNDS VIP   FUNDS VIP       IVY        JANUS
                                     MODERATELY   REAL ESTATE  SCIENCE &    SMALL CAP   SMALL CAP    FUNDS VIP     ASPEN
                                    CONSERVATIVE   SECURITIES  TECHNOLOGY     GROWTH      VALUE        VALUE      BALANCED
                                    ------------  -----------  ----------  ----------  -----------  -----------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $   306,946      208,949           --          --       44,690      610,374     321,968
   Mortality, expense charges and
      administrative charges
      (note 3)                         (450,857)    (180,813)    (559,555)   (726,911)    (844,433)    (912,966)   (171,749)
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
      Investment income (loss) -
         net                           (143,911)      28,136     (559,555)   (726,911)    (799,743)    (302,592)    150,219
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund       526,287           --    1,040,400          --           --           --          --
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             2,443,930    1,529,589    3,412,652   7,985,099   10,210,701    9,416,601   1,823,766
      Cost of investments sold       (2,056,986)  (1,852,834)  (3,783,136) (9,393,957) (11,177,650) (10,107,777) (1,810,219)
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
                                        386,944     (323,245)    (370,484) (1,408,858)    (966,949)    (691,176)     13,547
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
      Net realized gains (losses)
         on investments                 913,231     (323,245)     669,916  (1,408,858)    (966,949)    (691,176)     13,547
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                  2,752,451    3,001,707    3,836,981  15,890,461   15,870,634   12,271,423     629,811
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
      Net gains (losses) on
         investments                  3,665,682    2,678,462    4,506,897  14,481,603   14,903,685   11,580,247     643,358
                                    -----------   ----------   ----------  ----------  -----------  -----------  ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 3,521,771    2,706,598    3,947,342  13,754,692   14,103,942   11,277,655     793,577
                                    ===========   ==========   ==========  ==========  ===========  ===========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                    SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------
                                       JANUS                  JANUS ASPEN      MFS          MFS        MFS
                                       ASPEN     JANUS ASPEN    MID CAP     INVESTORS     MID CAP      NEW        MFS
                                       FORTY      OVERSEAS       VALUE     GROWTH STOCK   GROWTH    DISCOVERY    VALUE
                                    -----------  -----------  -----------  ------------  --------  ----------  ----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $    70,215      485,246     30,830        57,133          --          --     689,187
   Mortality, expense charges and
      administrative charges
      (note 3)                         (416,543)  (1,212,747)   (78,188)     (304,526)     (9,234)   (124,586)   (782,451)
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
      Investment income (loss) -
         net                           (346,328)    (727,501)   (47,358)     (247,393)     (9,234)   (124,586)    (93,264)
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund            --           --         --            --          --          --          --
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             5,690,747   16,019,807    149,667       845,044     221,384   2,165,266   2,142,391
      Cost of investments sold       (4,670,508) (12,825,489)  (170,330)     (950,955)   (327,236) (1,945,203) (2,456,288)
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
                                      1,020,239    3,194,318    (20,663)     (105,911)   (105,852)    220,063    (313,897)
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
      Net realized gains (losses)
         on investments               1,020,239    3,194,318    (20,663)     (105,911)   (105,852)    220,063    (313,897)
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                    882,034   16,670,719    854,780     2,818,322     280,375   2,453,611   5,757,996
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
      Net gains (losses) on
         investments                  1,902,273   19,865,037    834,117     2,712,411     174,523   2,673,674   5,444,099
                                    -----------  -----------   --------     ---------    --------  ----------  ----------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 1,555,945   19,137,536    786,759     2,465,018     165,289   2,549,088   5,350,835
                                    ===========  ===========   ========     =========    ========  ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                    NEUBERGER
                                       AMT       OPPENHEIMER               OPPENHEIMER   OPPENHEIMER   PIMCO FUNDS  PIMCO FUNDS
                                     SOCIALLY      CAPITAL    OPPENHEIMER  MAIN STREET  INTERNATIONAL    VIT LOW     VIT TOTAL
                                    RESPONSIVE  APPRECIATION  HIGH INCOME   SMALL CAP       GROWTH      DURATION*     RETURN*
                                    ----------  ------------  -----------  -----------  -------------  -----------  -----------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund    $     86           --      1,254,183      1,223        50,241        48,206       170,183
   Mortality, expense charges and
      administrative charges
      (note 3)                         (5,585)     (41,429)      (292,325)    (6,280)      (72,246)      (40,646)     (114,352)
                                     --------     --------    -----------    -------      --------       -------    ----------
      Investment income (loss) -
         net                           (5,499)     (41,429)       961,858     (5,057)      (22,005)        7,560        55,831
                                     --------     --------    -----------    -------      --------       -------    ----------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund          --           --             --         --            --        24,662       529,800
                                     --------     --------    -----------    -------      --------       -------    ----------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales              23,247      707,771      3,773,468     72,490       960,875        93,439     1,118,659
      Cost of investments sold        (30,226)    (743,549)   (15,241,074)   (71,838)     (836,662)      (91,863)   (1,112,121)
                                     --------     --------    -----------    -------      --------       -------    ----------
                                       (6,979)     (35,778)   (11,467,606)       652       124,213         1,576         6,538
                                     --------     --------    -----------    -------      --------       -------    ----------
      Net realized gains (losses)
         on investments                (6,979)     (35,778)   (11,467,606)       652       124,213        26,238       536,338
                                     --------     --------    -----------    -------      --------       -------    ----------
   Net change in unrealized
      appreciation or depreciation
      of investments                   83,634      277,393     12,959,266     87,974       492,421        16,645      (496,028)
                                     --------     --------    -----------    -------      --------       -------    ----------
      Net gains (losses) on
         investments                   76,655      241,615      1,491,660     88,626       616,634        42,883        40,310
                                     --------     --------    -----------    -------      --------       -------    ----------
      Net increase (decrease) in
         net assets resulting from
         operations                  $ 71,156      200,186      2,453,518     83,569       594,629        50,443        96,141
                                     ========     ========    ===========    =======      ========       =======    ==========

*    for the period from April 30, 2010 through December 31, 2010

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    ----------------------------------------------------------------------------------------
                                                                                                MORGAN STANLEY
                                     PUTNAM VT    PUTNAM VT    PUTNAM VT  PUTNAM VT              UIF EMERGING
                                    GROWTH AND  INTERNATIONAL  MULTI-CAP   EQUITY    PUTNAM VT      MARKETS
                                      INCOME       EQUITY       GROWTH     INCOME     VOYAGER       EQUITY          TOTAL
                                    ----------  -------------  ---------  ---------  ---------  --------------  ------------
Investment income (loss):
   Investment income distributions
      from underlying mutual fund   $  17,904       228,259       1,091     35,098     14,954        23,503       25,034,407
   Mortality, expense charges and
      administrative charges
      (note 3)                        (16,002)      (95,367)     (4,871)   (27,782)   (21,022)      (63,138)     (37,132,972)
                                    ---------    ----------     -------   --------   --------      --------     ------------
      Investment income (loss) -
         net                            1,902       132,892      (3,780)     7,316     (6,068)      (39,635)     (12,098,565)
                                    ---------    ----------     -------   --------   --------      --------     ------------
Realized and unrealized gains
   (losses) on investments - net:
   Realized gain distributions
      from underlying mutual fund          --            --          --         --         --            --        7,289,033
                                    ---------    ----------     -------   --------   --------      --------     ------------
   Realized gains (losses) on
      sales of investments:
      Proceeds from sales             205,324     1,179,961      44,872    189,399    450,360       438,812      378,205,623
      Cost of investments sold       (366,779)   (1,437,083)    (49,667)  (384,504)  (376,977)     (533,896)    (394,104,340)
                                    ---------    ----------     -------   --------   --------      --------     ------------
                                     (161,455)     (257,122)     (4,795)  (195,105)    73,383       (95,084)     (15,898,717)
                                    ---------    ----------     -------   --------   --------      --------     ------------
      Net realized gains (losses)
         on investments              (161,455)     (257,122)     (4,795)  (195,105)    73,383       (95,084)      (8,609,684)
                                    ---------    ----------     -------   --------   --------      --------     ------------
   Net change in unrealized
      appreciation or depreciation
      of investments                  306,677       663,612      67,587    386,882    264,574       938,185      368,061,756
                                    ---------    ----------     -------   --------   --------      --------     ------------
      Net gains (losses) on
         investments                  145,222       406,490      62,792    191,777    337,957       843,101      359,452,072
                                    ---------    ----------     -------   --------   --------      --------     ------------
      Net increase (decrease) in
         net assets resulting from
         operations                 $ 147,124       539,382      59,012    199,093    331,889       803,466      347,353,507
                                    =========    ==========     =======   ========   ========      ========     ============

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                       SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                                                              ADVANTUS     ADVANTUS      ADVANTUS     ADVANTUS
                                       ADVANTUS     ADVANTUS    ADVANTUS      MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                         BOND         MONEY     INDEX 500    SECURITIES      BOND         MID-CAP    SECURITIES
                                       CLASS 2       MARKET      CLASS 2      CLASS 2       CLASS 2       CLASS 2     CLASS 2
                                    ------------  -----------  -----------  -----------  -------------  ----------  -----------
Operations:
   Investment income (loss) - net   $ (2,697,907)    (722,520)  (1,348,463)    (939,759)    (953,096)     (802,783)   (711,026)
   Net realized gains (losses) on
      investments                      5,016,546           --    3,515,118    1,792,143    2,124,699     1,919,781   1,235,145
   Net change in unrealized
      appreciation or depreciation
      of investments                  12,588,548      (18,000)  13,897,174    2,807,256    7,039,494    12,502,797  11,877,496
                                    ------------  -----------  -----------  -----------   ----------    ----------  ----------
Net increase (decrease) in net
   assets resulting from
   operations                         14,907,187     (740,520)  16,063,829    3,659,640    8,211,097    13,619,795  12,401,615
                                    ------------  -----------  -----------  -----------   ----------    ----------  ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments         16,227,979   27,831,417    4,861,954    3,960,737    9,500,725     4,107,945   3,627,296
   Contract withdrawals and
      charges                        (23,796,371) (33,704,733) (13,218,476) (10,319,482)  (5,452,486)   (7,146,616) (8,938,076)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period        (10,541)      17,750       98,908      (11,806)       4,941         2,407          75
   Annuity benefit payments             (255,194)     (71,861)  (4,216,588)    (172,116)     (50,922)      (53,540)    (93,529)
                                    ------------  -----------  -----------  -----------   ----------    ----------  ----------
Increase (decrease) in net assets
   from contract transactions         (7,834,127)  (5,927,427) (12,474,202)  (6,542,666)   4,002,259    (3,089,803) (5,404,234)
                                    ------------  -----------  -----------  -----------   ----------    ----------  ----------
Increase (decrease) in net assets      7,073,060   (6,667,947)   3,589,627   (2,883,026)  12,213,356    10,529,992   6,997,381
Net assets at the beginning of
   year                              186,788,832   59,612,988  131,119,757   69,742,214   64,982,851    57,474,226  48,836,671
                                    ------------  -----------  -----------  -----------   ----------    ----------  ----------
Net assets at the end of year       $193,861,892   52,945,041  134,709,384   66,859,188   77,196,207    68,004,218  55,834,052
                                    ============  ===========  ===========  ===========   ==========    ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                    SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                                                               ALLIANCE     AMERICAN    AMERICAN
                                    INVESCO V.I.  INVESCO V.I.  INVESCO V.I.  INVESCO V.I.    BERNSTEIN      CENTURY     CENTURY
                                       BASIC        CAPITAL         CORE        SMALL CAP   INTERNATIONAL    INCOME     INFLATION
                                      BALANCED    APPRECIATION     EQUITY        EQUITY         VALUE      AND GROWTH  PROTECTION
                                    ------------  ------------  ------------  ------------  -------------  ----------  ----------
Operations:
   Investment income (loss) - net    $    2,726      (45,021)       (6,472)     (107,791)        7,051        (5,059)      19,639
   Net realized gains (losses) on
      investments                      (192,908)    (172,980)       (7,316)      (15,147)      (71,794)     (171,957)      90,159
   Net change in unrealized
      appreciation or depreciation
      of investments                    262,554      903,596        98,532     2,022,573        82,336       467,820      423,295
                                     ----------    ---------     ---------     ---------      --------     ---------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                            72,372      685,595        84,744     1,899,635        17,593       290,804      533,093
                                     ----------    ---------     ---------     ---------      --------     ---------   ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments            78,083      278,748       736,878     1,896,826       180,294       132,494   13,643,108
   Contract withdrawals and
      charges                          (197,253)    (775,645)     (116,031)     (554,823)     (100,181)     (504,322)  (2,350,073)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            --           13            --             8            --             6           35
   Annuity benefit payments                  --       (2,787)           --          (690)           --          (244)      (3,573)
                                     ----------    ---------     ---------     ---------      --------     ---------   ----------
Increase (decrease) in net assets
   from contract transactions          (119,170)    (499,670)      620,847     1,341,322        80,113      (372,066)  11,289,498
                                     ----------    ---------     ---------     ---------      --------     ---------   ----------
Increase (decrease) in net assets       (46,798)     185,925       705,591     3,240,957        97,706       (81,262)  11,822,591
Net assets at the beginning of
   year                               1,296,909    5,303,005       535,283     6,130,150       629,954     2,646,139   10,887,625
                                     ----------    ---------     ---------     ---------      --------     ---------   ----------
Net assets at the end of year        $1,250,111    5,488,930     1,240,874     9,371,107       727,660     2,564,877   22,710,216
                                     ==========    =========     =========     =========      ========     =========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                              CREDIT SUISSE
                                      AMERICAN    AMERICAN        TRUST       FIDELITY VIP                                FIDELITY
                                      CENTURY     CENTURY     INTERNATIONAL       HIGH      FIDELITY VIP  FIDELITY VIP       VIP
                                       ULTRA       VALUE     EQUITY FLEX III     INCOME      CONTRAFUND   EQUITY-INCOME    MID-CAP
                                    -----------  ----------  ---------------  ------------  ------------  -------------  ----------
Operations:
   Investment income (loss) - net   $  (401,318)    224,571        (8,636)        846,978      (176,855)       145,628     (463,940)
   Net realized gains (losses) on
      investments                    (1,060,926)   (797,546)      (95,970)       (144,202)   (3,074,220)    (4,912,945)    (886,106)
   Net change in unrealized
      appreciation or depreciation
      of investments                  6,398,281   4,370,561       216,701         666,810     9,936,515     16,651,433   11,712,779
                                    -----------  ----------     ---------      ----------    ----------    -----------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                         4,936,037   3,797,586       112,095       1,369,586     6,685,440     11,884,116   10,362,733
                                    -----------  ----------     ---------      ----------    ----------    -----------   ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments           631,050   4,968,426     1,022,181       4,012,811     2,833,500      1,844,972    2,414,790
   Contract withdrawals and
      charges                        (5,808,028) (1,511,878)     (900,288)     (1,871,474)   (7,098,896)   (12,890,330)  (7,093,001)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           455         251            (0)             11         2,674          3,092        4,428
   Annuity benefit payments             (60,018)    (10,651)          (33)         (3,082)      (35,046)      (116,030)     (65,654)
                                    -----------  ----------     ---------      ----------    ----------    -----------   ----------
Increase (decrease) in net assets
   from contract transactions        (5,236,541)  3,446,148       121,860       2,138,265    (4,297,768)   (11,158,296)  (4,739,437)
                                    -----------  ----------     ---------      ----------    ----------    -----------   ----------
Increase (decrease) in net assets      (300,504)  7,243,734       233,955       3,507,851     2,387,672        725,820    5,623,296
Net assets at the beginning of
   year                              38,389,095  30,042,551       972,528      10,415,296    47,529,919     96,969,954   41,221,565
                                    -----------  ----------     ---------      ----------    ----------    -----------   ----------
Net assets at the end of year       $38,088,591  37,286,285     1,206,483      13,923,147    49,917,591     97,695,774   46,844,861
                                    ===========  ==========     =========      ==========    ==========    ===========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------
                                                             FRANKLIN                  TEMPLETON                   GOLDMAN
                                     FRANKLIN    FRANKLIN    LARGE CAP    FRANKLIN     DEVELOPING    TEMPLETON    SACHS VIT
                                     SMALL CAP     SMALL      GROWTH    MUTUAL SHARES   MARKETS    GLOBAL ASSET  GOVERNMENT
                                       VALUE      MID CAP   SECURITIES   SECURITIES    SECURITIES   ALLOCATION     INCOME*
                                    ----------  ----------  ----------  -------------  ----------  ------------  ----------
Operations:
   Investment income (loss) - net   $  (45,906)   (134,108)   (18,770)       15,748        94,887      282,587       4,391
   Net realized gains (losses) on
      investments                      (36,383)    124,171    (57,666)     (356,107)   (1,766,450)  (1,683,842)     30,410
   Net change in unrealized
      appreciation or depreciation
      of investments                 1,679,405   2,437,035    335,263     1,286,289     6,759,916    1,614,865     (63,818)
                                    ----------  ----------  ---------    ----------    ----------   ----------   ---------
Net increase (decrease) in net
   assets resulting from
   operations                        1,597,116   2,427,098    258,827       945,930     5,088,353      213,610     (29,017)
                                    ----------  ----------  ---------    ----------    ----------   ----------   ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments        1,830,542   1,419,897    292,841     1,089,279     3,042,555       69,095   4,397,102
   Contract withdrawals and
      charges                         (446,070) (2,742,497)  (589,079)   (1,250,095)   (6,821,160)  (7,643,550)    (24,534)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period          551          15          3            29         9,799           81          --
   Annuity benefit payments             (9,875)     (3,224)      (158)       (1,854)      (54,386)        (827)         --
                                    ----------  ----------  ---------    ----------    ----------   ----------   ---------
Increase (decrease) in net assets
   from contract transactions        1,375,148  (1,325,810)  (296,393)     (162,642)   (3,823,191)  (7,575,202)  4,372,568
                                    ----------  ----------  ---------    ----------    ----------   ----------   ---------
Increase (decrease) in net assets    2,972,264   1,101,288    (37,566)      783,288     1,265,162   (7,361,592)  4,343,551
Net assets at the beginning of
   year                              4,990,734  10,276,216  3,004,230     9,978,050    34,996,159    7,361,592          --
                                    ----------  ----------  ---------    ----------    ----------   ----------   ---------
Net assets at the end of year       $7,962,998  11,377,504  2,966,664    10,761,338    36,261,321           --   4,343,551
                                    ==========  ==========  =========    ==========    ==========   ==========   =========

*    for the period from April 30, 2010 through December 31, 2010

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                    SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                                                                     INVESCO
                                     IBBOTSON                                          IBBOTSON    VAN KAMPEN      INVESCO
                                    AGGRESSIVE   IBBOTSON     IBBOTSON     IBBOTSON     INCOME    V.I. CAPITAL   VAN KAMPEN
                                      GROWTH     BALANCED   CONSERVATIVE    GROWTH    AND GROWTH     GROWTH     V.I. COMSTOCK
                                    ----------  ----------  ------------  ----------  ----------  ------------  -------------
Operations:
   Investment income (loss) - net   $  (30,957)   (282,032)     (28,988)    (215,572)   (178,780)     (6,177)       (72,499)
   Net realized gains (losses) on
      investments                       82,407     (68,700)     213,260     (202,552)    (10,454)     94,120       (167,252)
   Net change in unrealized
      appreciation or depreciation
      of investments                   240,030   4,434,367      252,826    3,413,725   1,573,250     (16,817)     1,139,585
                                    ----------  ----------   ----------   ----------  ----------    --------      ---------
Net increase (decrease) in net
   assets resulting from
   operations                          291,480   4,083,635      437,098    2,995,601   1,384,016      71,126        899,834
                                    ----------  ----------   ----------   ----------  ----------    --------      ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments          891,053  11,734,876    4,478,914    2,308,959   7,848,100     285,063      2,780,435
   Contract withdrawals and
      charges                         (230,699) (1,452,120)  (1,431,821)  (2,048,266)   (862,807)   (273,803)      (610,148)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           --       2,448           --           --          --          --             42
   Annuity benefit payments                 --      (3,509)          --           --          --          --         (3,411)
                                    ----------  ----------   ----------   ----------  ----------    --------      ---------
Increase (decrease) in net assets
   from contract transactions          660,354  10,281,695    3,047,093      260,693   6,985,293      11,260      2,166,918
                                    ----------  ----------   ----------   ----------  ----------    --------      ---------
Increase (decrease) in net assets      951,834  14,365,330    3,484,191    3,256,294   8,369,309      82,386      3,066,752
Net assets at the beginning of
   year                              1,639,509  33,754,077    7,193,958   25,023,012  15,250,083     323,847      4,696,181
                                    ----------  ----------   ----------   ----------  ----------    --------      ---------
Net assets at the end of year       $2,591,343  48,119,407   10,678,149   28,279,306  23,619,392     406,233      7,762,933
                                    ==========  ==========   ==========   ==========  ==========    ========      =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                      INVESCO       INVESCO
                                     VAN KAMPEN   VAN KAMPEN   IVY FUNDS VIP   IVY FUNDS    IVY FUNDS                 IVY FUNDS VIP
                                    V.I. GROWTH  V.I. MID CAP      ASSET          VIP          VIP     IVY FUNDS VIP     DIVIDEND
                                     AND INCOME      VALUE        STRATEGY     BALANCED       BOND      CORE EQUITY       INCOME
                                    -----------  ------------  -------------  -----------  ----------  -------------  -------------
Operations:
   Investment income (loss) - net   $  (41,396)      (1,014)       (618,984)      707,227     832,930      (103,325)       (65,028)
   Net realized gains (losses) on
      investments                     (212,718)       5,130        (772,366)    2,902,425       6,505        11,353          6,886
   Net change in unrealized
      appreciation or depreciation
      of investments                   597,250       22,949      12,218,728    10,715,593     (30,468)    4,027,579      2,446,738
                                    ----------      -------     -----------   -----------  ----------    ----------     ----------
Net increase (decrease) in net
   assets resulting from
   operations                          343,136       27,065      10,827,378    14,325,245     808,967     3,935,607      2,388,596
                                    ----------      -------     -----------   -----------  ----------    ----------     ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments          827,243      144,727      29,650,246     4,695,790  37,780,498     5,672,396      3,437,010
   Contract withdrawals and charges   (993,488)     (20,371)    (11,558,492)  (15,021,872) (1,461,984)   (2,738,500)      (922,357)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           --           --           3,387        51,263      (5,350)        2,412            230
   Annuity benefit payments                 --           --        (127,029)     (390,461)    (13,808)      (32,915)        (5,383)
                                    ----------      -------     -----------   -----------  ----------    ----------     ----------
Increase (decrease) in net assets
   from contract transactions         (166,245)     124,356      17,968,113   (10,665,280) 36,299,356     2,903,393      2,509,500
                                    ----------      -------     -----------   -----------  ----------    ----------     ----------
Increase (decrease) in net assets      176,891      151,421      28,795,491     3,659,965  37,108,323     6,839,000      4,898,096
Net assets at the beginning of year  3,334,033       51,135     132,577,110    98,268,225  36,529,292    18,403,825     13,715,949
                                    ----------      -------     -----------   -----------  ----------    ----------     ----------
Net assets at the end of year       $3,510,924      202,556     161,372,601   101,928,190  73,637,615    25,242,825     18,614,045
                                    ==========      =======     ===========   ===========  ==========    ==========     ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                               IVY FUNDS                                 IVY FUNDS
                                     IVY FUNDS   IVY FUNDS VIP    IVY FUNDS       VIP     IVY FUNDS VIP  IVY FUNDS VIP      VIP
                                        VIP      GLOBAL NATURAL      VIP         HIGH     INTERNATIONAL  INTERNATIONAL   MICRO-CAP
                                       ENERGY      RESOURCES        GROWTH      INCOME        GROWTH          VALUE        GROWTH
                                    -----------  --------------  -----------  ----------  -------------  -------------  -----------
Operations:
   Investment income (loss) - net   $   (93,219)     (619,804)    (1,097,018)  2,345,887      (151,600)        47,422      (220,761)
   Net realized gains (losses) on
      investments                       (65,229)   (2,686,292)       633,431     (58,801)      (20,250)    (3,220,250)      269,942
   Net change in unrealized
      appreciation or depreciation
      of investments                  1,323,661     9,341,984     17,727,607   2,355,136     3,757,390     24,674,624     5,426,979
                                    -----------    ----------    -----------  ----------    ----------    -----------   -----------
Net increase (decrease) in net
   assets resulting from
   operations                         1,165,213     6,035,888     17,264,020   4,642,222     3,585,540     21,501,796     5,476,160
                                    -----------    ----------    -----------  ----------    ----------    -----------   -----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         1,951,553     6,238,173      8,996,069   3,285,902     7,402,846     10,484,815     4,165,603
   Contract withdrawals and
      charges                        (2,527,261)   (5,793,663)   (14,891,901) (3,045,311)   (1,353,935)   (19,791,909)   (2,235,579)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period        (3,624)          170         26,229      (7,956)       (2,482)        21,974        (3,519)
   Annuity benefit payments              (1,256)       (4,848)      (195,556)    (11,898)      (14,533)      (204,569)       (7,513)
                                    -----------    ----------    -----------  ----------    ----------    -----------   -----------
Increase (decrease) in net assets
   from contract transactions          (580,587)      439,832     (6,065,158)    220,737     6,031,896     (9,489,689)    1,918,992
                                    -----------    ----------    -----------  ----------    ----------    -----------   -----------
Increase (decrease) in net assets       584,626     6,475,720     11,198,862   4,862,959     9,617,436     12,012,107     7,395,152
Net assets at the beginning of
   year                               7,660,413    39,719,509    158,767,856  35,706,905    20,994,285    175,751,468    13,119,313
                                    -----------    ----------    -----------  ----------    ----------    -----------   -----------
Net assets at the end of year       $ 8,245,039    46,195,229    169,966,718  40,569,864    30,611,721    187,763,575    20,514,465
                                    ===========    ==========    ===========  ==========    ==========    ===========   ===========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                       SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                     IVY FUNDS    IVY FUNDS   IVY FUNDS    IVY FUNDS                                IVY FUNDS VIP
                                        VIP          VIP         VIP          VIP     IVY FUNDS VIP  IVY FUNDS VIP    PATHFINDER
                                      MID CAP       MONEY      MORTGAGE   PATHFINDER    PATHFINDER     PATHFINDER     MODERATELY
                                       GROWTH      MARKET     SECURITIES  AGGRESSIVE   CONSERVATIVE     MODERATE      AGGRESSIVE
                                    -----------  ----------  -----------  ----------  -------------  -------------  -------------
Operations:
   Investment income (loss) - net   $  (214,298)   (139,015)     438,079     (28,387)      (83,588)      (737,135)      (589,174)
   Net realized gains (losses) on
      investments                       491,013          --     (185,834)    128,982       839,336      1,014,587      1,386,267
   Net change in unrealized
      appreciation or depreciation
      of investments                  3,468,429          --    1,226,785     874,013     1,242,798     12,397,474     14,231,908
                                    -----------  ----------  -----------   ---------    ----------    -----------    -----------
Net increase (decrease) in net
   assets resulting from
   operations                         3,745,144    (139,015)   1,479,030     974,608     1,998,546     12,674,926     15,029,001
                                    -----------  ----------  -----------   ---------    ----------    -----------    -----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         3,709,462   4,588,801      666,865   3,092,144     9,752,457     32,016,264     22,282,491
   Contract withdrawals and charges  (3,854,455) (4,474,053) (15,625,139)    (81,046)   (2,835,236)    (2,627,862)    (1,259,659)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           194          15            9          --            --             --             --
   Annuity benefit payments              (1,906)       (660)        (146)         --        (4,930)            --             --
                                    -----------  ----------  -----------   ---------    ----------    -----------    -----------
Increase (decrease) in net assets
   from contract transactions          (146,705)    114,103  (14,958,411)  3,011,098     6,912,291     29,388,402     21,022,832
                                    -----------  ----------  -----------   ---------    ----------    -----------    -----------
Increase (decrease) in net assets     3,598,439     (24,912) (13,479,381)  3,985,706     8,910,837     42,063,328     36,051,833
Net assets at the beginning of
   year                              13,387,186  10,522,716   13,479,381   4,525,820    17,974,424     89,041,069    100,508,280
                                    -----------  ----------  -----------   ---------    ----------    -----------    -----------
Net assets at the end of year       $16,985,625  10,497,804           --   8,511,526    26,885,261    131,104,397    136,560,113
                                    ===========  ==========  ===========   =========    ==========    ===========    ===========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                    IVY FUNDS VIP   IVY FUNDS    IVY FUNDS
                                      PATHFINDER       VIP         VIP      IVY FUNDS VIP  IVY FUNDS VIP                    JANUS
                                      MODERATELY   REAL ESTATE   SCIENCE &    SMALL CAP      SMALL CAP    IVY FUNDS VIP     ASPEN
                                     CONSERVATIVE   SECURITIES  TECHNOLOGY      GROWTH         VALUE          VALUE       BALANCED
                                    -------------  -----------  ----------  -------------  -------------  -------------  ----------
Operations:
   Investment income (loss) - net    $  (143,911)       28,136    (559,555)     (726,911)      (799,743)      (302,592)     150,219
   Net realized gains (losses) on
      investments                        913,231      (323,245)    669,916    (1,408,858)      (966,949)      (691,176)      13,547
   Net change in unrealized
      appreciation or depreciation
      of investments                   2,752,451     3,001,707   3,836,981    15,890,461     15,870,634     12,271,423      629,811
                                     -----------    ----------  ----------    ----------     ----------     ----------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                          3,521,771     2,706,598   3,947,342    13,754,692     14,103,942     11,277,655      793,577
                                     -----------    ----------  ----------    ----------     ----------     ----------   ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         12,703,349       871,033   4,390,756     4,552,543      3,302,773      4,572,669    3,374,280
   Contract withdrawals and
      charges                         (2,236,470)   (1,403,780) (3,147,113)   (7,418,863)    (9,540,668)    (8,723,311)  (1,757,281)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             --           312      (5,424)       15,654         12,621          6,645           --
   Annuity benefit payments                   --        (2,761)    (25,542)      (91,116)       (67,977)       (82,337)          --
                                     -----------    ----------  ----------    ----------     ----------     ----------   ----------
Increase (decrease) in net assets
   from contract transactions         10,466,879      (535,196)  1,212,677    (2,941,782)    (6,293,251)    (4,226,335)   1,616,999
                                     -----------    ----------  ----------    ----------     ----------     ----------   ----------
Increase (decrease) in net assets     13,988,650     2,171,402   5,160,019    10,812,910      7,810,691      7,051,320    2,410,576
Net assets at the beginning of
   year                               29,420,895    10,548,794  34,550,914    52,738,867     60,056,321     68,217,574   11,107,482
                                     -----------    ----------  ----------    ----------     ----------     ----------   ----------
Net assets at the end of year        $43,409,545    12,720,196  39,710,933    63,551,777     67,867,012     75,268,894   13,518,058
                                     ===========    ==========  ==========    ==========     ==========     ==========   ==========

See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT
                    STATEMENTS OF CHANGES IN NET ASSETS
                       YEAR ENDED DECEMBER 31, 2010

                                                                   SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------
                                       JANUS                  JANUS ASPEN       MFS         MFS        MFS
                                       ASPEN     JANUS ASPEN    MID CAP      INVESTORS    MID CAP      NEW         MFS
                                       FORTY       OVERSEAS      VALUE     GROWTH STOCK   GROWTH    DISCOVERY     VALUE
                                    -----------  -----------  -----------  ------------  --------  ----------  ----------
Operations:
   Investment income (loss) - net   $  (346,328)    (727,501)    (47,358)     (247,393)    (9,234)   (124,586)    (93,264)
   Net realized gains (losses) on
      investments                     1,020,239    3,194,318     (20,663)     (105,911)  (105,852)    220,063    (313,897)
   Net change in unrealized
      appreciation or depreciation
      of investments                    882,034   16,670,719     854,780     2,818,322    280,375   2,453,611   5,757,996
                                    -----------  -----------   ---------    ----------   --------  ----------  ----------
Net increase (decrease) in net
   assets resulting from
   operations                         1,555,945   19,137,536     786,759     2,465,018    165,289   2,549,088   5,350,835
                                    -----------  -----------   ---------    ----------   --------  ----------  ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         4,214,143    5,940,882   2,168,827     4,049,498    244,936     612,989   7,819,585
   Contract withdrawals and charges  (5,428,554) (15,130,788)   (137,357)     (749,636)  (214,038) (2,057,176) (1,926,170)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period         1,934        3,907          11            18         --          62         155
   Annuity benefit payments             (31,276)     (67,228)       (620)      (11,838)        --     (21,247)    (28,259)
                                    -----------  -----------   ---------    ----------   --------  ----------  ----------
Increase (decrease) in net assets
   from contract transactions        (1,243,753)  (9,253,227)  2,030,862     3,288,042     30,898  (1,465,372)  5,865,311
                                    -----------  -----------   ---------    ----------   --------  ----------  ----------
Increase (decrease) in net assets       312,192    9,884,309   2,817,621     5,753,060    196,187   1,083,716  11,216,146
Net assets at the beginning of year  31,787,528   86,722,726   4,160,561    19,483,437    583,849   8,419,215  49,776,316
                                    -----------  -----------   ---------    ----------   --------  ----------  ----------
Net assets at the end of year       $32,099,720   96,607,035   6,978,182    25,236,497    780,036   9,502,931  60,992,462
                                    ===========  ===========   =========    ==========   ========  ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEAR OR PERIOD ENDED DECEMBER 31, 2010

                                                                      SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                    NEUBERGER
                                        AMT      OPPENHEIMER               OPPENHEIMER   OPPENHEIMER   PIMCO FUNDS  PIMCO FUNDS
                                     SOCIALLY     CAPITAL     OPPENHEIMER  MAIN STREET  INTERNATIONAL    VIT LOW     VIT TOTAL
                                    RESPONSIVE  APPRECIATION  HIGH INCOME   SMALL CAP       GROWTH      DURATION*     RETURN*
                                    ----------  ------------  -----------  -----------  -------------  -----------  -----------
Operations:
   Investment income (loss) - net    $ (5,499)      (41,429)      961,858     (5,057)       (22,005)        7,560        55,831
   Net realized gains (losses) on
      investments                      (6,979)      (35,778)  (11,467,606)       652        124,213        26,238       536,338
   Net change in unrealized
      appreciation or
      depreciation of investments      83,634       277,393    12,959,266     87,974        492,421        16,645      (496,028)
                                     --------     ---------   -----------    -------      ---------     ---------    ----------
Net increase (decrease) in net
   assets resulting from
   operations                          71,156       200,186     2,453,518     83,569        594,629        50,443        96,141
                                     --------     ---------   -----------    -------      ---------     ---------    ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         224,656       318,981     1,734,538    227,767        648,625     9,131,032    19,102,737
   Contract withdrawals and
      charges                         (18,315)     (676,762)   (3,538,226)   (67,671)      (912,068)      (91,841)   (1,106,237)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period          --            --            78         --             19            --            --
   Annuity benefit payments                --            --       (16,357)        --         (1,299)           --            --
                                     --------     ---------   -----------    -------      ---------     ---------    ----------
Increase (decrease) in net assets
      from contract transactions      206,341      (357,781)   (1,819,968)   160,096       (264,723)    9,039,191    17,996,500
                                     --------     ---------   -----------    -------      ---------     ---------    ----------
Increase (decrease) in net assets     277,497      (157,595)      633,550    243,665        329,906     9,089,634    18,092,641
Net assets at the beginning of
   year                               193,379     3,082,685    20,242,547    259,853      4,884,950            --            --
                                     --------     ---------   -----------    -------      ---------     ---------    ----------
Net assets at the end of year        $470,876     2,925,090    20,876,097    503,518      5,214,856     9,089,634    18,092,641
                                     ========     =========   ===========    =======      =========     =========    ==========

*    for the period from April 30, 2010 through December 31, 2010

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2010

                                                                     SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------
                                                                                                MORGAN STANLEY
                                     PUTNAM VT    PUTNAM VT    PUTNAM VT  PUTNAM VT              UIF EMERGING
                                    GROWTH AND  INTERNATIONAL  MULTI-CAP    EQUITY   PUTNAM VT      MARKETS
                                      INCOME        EQUITY       GROWTH     INCOME    VOYAGER       EQUITY          TOTAL
                                    ----------  -------------  ---------  ---------  ---------  --------------  -------------
Operations:
   Investment income (loss) - net   $    1,902      132,892      (3,780)      7,316     (6,068)      (39,635)     (12,098,565)
   Net realized gains (losses) on
      investments                     (161,455)    (257,122)     (4,795)   (195,105)    73,383       (95,084)      (8,609,684)
   Net change in unrealized
      appreciation or
      depreciation of investments      306,677      663,612      67,587     386,882    264,574       938,185      368,061,756
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
Net increase (decrease) in net
   assets resulting from
   operations                          147,124      539,382      59,012     199,093    331,889       803,466      347,353,507
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
Contract transactions (notes 3
   and 6):
   Contract purchase payments          122,711      315,140      67,511     257,565  1,433,948     2,006,679      442,512,433
   Contract withdrawals and
      charges                         (190,288)  (1,107,260)    (40,884)   (167,350)  (438,054)     (424,138)    (352,539,481)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           24           17          --          18         --            47          244,726
   Annuity benefit payments             (1,929)      (4,153)         --      (1,337)        --        (1,015)      (6,762,504)
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
Increase (decrease) in net assets
   from contract transactions          (69,481)    (796,257)     26,627      88,896    995,894     1,581,572       83,455,174
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
Increase (decrease) in net assets       77,643     (256,875)     85,639     287,989  1,327,783     2,385,038      430,808,681
Net assets at the beginning of
   year                              1,177,270    6,865,855     307,466   1,837,650  1,073,552     3,315,951    2,584,868,991
                                    ----------    ---------     -------   ---------  ---------     ---------    -------------
Net assets at the end of year       $1,254,913    6,608,980     393,105   2,125,639  2,401,335     5,700,989    3,015,677,672
                                    ==========    =========     =======   =========  =========     =========    =============

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                      SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------------
                                                                 ADVANTUS     ADVANTUS      ADVANTUS     ADVANTUS     ADVANTUS
                                      ADVANTUS      ADVANTUS      INDEX       MORTGAGE   INTERNATIONAL   INDEX 400  REAL ESTATE
                                        BOND         MONEY         500       SECURITIES       BOND        MID-CAP    SECURITIES
                                       CLASS 2       MARKET      CLASS 2       CLASS 2      CLASS 2       CLASS 2     CLASS 2
                                    ------------  -----------  -----------  -----------  -------------  ----------  -----------
Operations:
   Investment income (loss) - net   $ (2,306,067)    (758,471)  (1,261,789)    (935,393)     (770,663)    (647,575)   (545,813)
   Net realized gains (losses) on
      investments                      1,343,728           --      316,161    1,427,903     2,236,751      (81,063) (1,404,842)
   Net change in unrealized
      appreciation or
      depreciation of investments     23,123,724           --   27,221,071    3,936,094     7,052,791   15,747,052  11,645,824
                                    ------------  -----------  -----------  -----------    ----------   ----------  ----------
Net increase (decrease) in net
   assets resulting from
   operations                         22,161,385     (758,471)  26,275,443    4,428,604     8,518,879   15,018,414   9,695,169
                                    ------------  -----------  -----------  -----------    ----------   ----------  ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         23,253,017   22,358,562    3,918,524    5,270,204     8,491,869    4,183,544   5,709,960
   Contract withdrawals and
      charges                        (21,254,069) (43,495,596) (17,214,472) (15,034,051)   (8,491,682)  (5,706,987) (7,252,123)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period          8,252       12,897       20,682        3,455           554        1,783        (785)
   Annuity benefit payments             (220,263)     (70,214)    (209,451)    (175,957)      (39,930)     (39,008)    (67,786)
                                    ------------  -----------  -----------  -----------    ----------   ----------  ----------
Increase (decrease) in net assets
   from contract transactions          1,786,938  (21,194,351) (13,484,717)  (9,936,348)      (39,190)  (1,560,668) (1,610,734)
                                    ------------  -----------  -----------  -----------    ----------   ----------  ----------
Increase (decrease) in net assets     23,948,323  (21,952,822)  12,790,726   (5,507,744)    8,479,689   13,457,746   8,084,435
Net assets at the beginning of
   year                              162,840,509   81,565,810  118,329,030   75,249,958    56,503,162   44,016,480  40,752,236
                                    ------------  -----------  -----------  -----------    ----------   ----------  ----------
Net assets at the end of year       $186,788,832   59,612,988  131,119,756   69,742,214    64,982,851   57,474,226  48,836,671
                                    ============  ===========  ===========  ===========    ==========   ==========  ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                   SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------
                                                                                      ALLIANCE     AMERICAN
                                     AIM V.I.     AIM V.I.    AIM V.I.   AIM V.I.    BERNSTEIN      CENTURY    AMERICAN
                                       BASIC       CAPITAL      CORE    SMALL CAP  INTERNATIONAL    INCOME      CENTURY
                                     BALANCED   APPRECIATION   EQUITY     EQUITY       VALUE      AND GROWTH     ULTRA
                                    ----------  ------------  --------  ---------  -------------  ----------  ----------
Operations:
   Investment income (loss) - net   $   39,666      (52,667)     1,446    (55,484)       (937)       69,688     (431,552)
   Net realized gains (losses) on
      investments                     (483,965)    (305,855)   (10,426)   (55,164)    (65,927)     (171,768)  (2,186,900)
   Net change in unrealized
      appreciation or
      depreciation of investments      755,159    1,194,784    117,454  1,155,401     184,863       462,047   12,307,737
                                    ----------    ---------    -------  ---------     -------     ---------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                          310,860      836,262    108,474  1,044,753     117,999       359,967    9,689,285
                                    ----------    ---------    -------  ---------     -------     ---------   ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments          156,871      389,454     78,436  2,740,461     252,407       125,438      914,600
   Contract withdrawals and
      charges                         (297,250)    (684,071)   (68,794)  (147,960)    (64,981)     (302,111)  (4,862,287)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           --            9         --         --          --             7          344
   Annuity benefit payments                 --       (2,490)        --         --          --          (216)     (51,590)
                                    ----------    ---------    -------  ---------     -------     ---------   ----------
Increase (decrease) in net assets
   from contract transactions         (140,379)    (297,098)     9,642  2,592,501     187,426      (176,882)  (3,998,933)
                                    ----------    ---------    -------  ---------     -------     ---------   ----------
Increase (decrease) in net assets      170,481      539,164    118,116  3,637,254     305,425       183,085    5,690,352
Net assets at the beginning of
   year                              1,126,428    4,763,841    417,167  2,492,896     324,529     2,463,054   32,698,743
                                    ----------    ---------    -------  ---------     -------     ---------   ----------
Net assets at the end of year       $1,296,909    5,303,005    535,283  6,130,150     629,954     2,646,139   38,389,095
                                    ==========    =========    =======  =========     =======     =========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                  AMERICAN    CREDIT SUISSE                                               FIDELITY
                                      AMERICAN     CENTURY        TRUST                                                      VIP
                                      CENTURY     INFLATION   INTERNATIONAL   FIDELITY VIP   FIDELITY VIP  FIDELITY VIP     HIGH
                                       VALUE     PROTECTION  EQUITY FLEX III   CONTRAFUND   EQUITY-INCOME     MID-CAP      INCOME
                                    -----------  ----------  ---------------  ------------  -------------  ------------  ----------
Operations:
   Investment income (loss) - net   $   976,224      37,902        13,121        (118,242)       544,842      (329,265)     615,751
   Net realized gains (losses) on
      investments                    (2,175,476)    (71,621)      (98,689)     (5,160,827)    (8,807,935)   (2,636,530)    (115,844)
   Net change in unrealized
      appreciation or
      depreciation of investments     5,549,990     504,631       301,353      17,240,519     30,370,612    14,463,729    1,548,142
                                    -----------  ----------      --------      ----------    -----------    ----------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                         4,350,738     470,912       215,785      11,961,450     22,107,519    11,497,934    2,048,049
                                    -----------  ----------      --------      ----------    -----------    ----------   ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         2,987,696   7,635,083       625,366       2,372,609      4,922,338     2,294,016    6,062,215
   Contract withdrawals and
      charges                        (2,321,227) (1,092,967)     (676,037)     (7,693,685)   (13,352,540)   (7,111,138)    (404,161)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           191          --            (1)         (3,708)         2,359         3,281           --
   Annuity benefit payments              (8,262)         --           (27)        (34,451)       (99,627)      (57,244)          --
                                    -----------  ----------      --------      ----------    -----------    ----------   ----------
Increase (decrease) in net assets
   from contract transactions           658,398   6,542,116       (50,698)     (5,359,235)    (8,527,470)   (4,871,085)   5,658,054
                                    -----------  ----------      --------      ----------    -----------    ----------   ----------
Increase (decrease) in net assets     5,009,136   7,013,028       165,087       6,602,215     13,580,049     6,626,849    7,706,103
Net assets at the beginning of
   year                              25,033,415   3,874,597       807,441      40,927,704     83,389,905    34,594,716    2,709,193
                                    -----------  ----------      --------      ----------    -----------    ----------   ----------
Net assets at the end of year       $30,042,551  10,887,625       972,528      47,529,919     96,969,954    41,221,565   10,415,296
                                    ===========  ==========      ========      ==========    ===========    ==========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                    SEGREGATED SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                     FRANKLIN                              TEMPLETON
                                     LARGE CAP     FRANKLIN     FRANKLIN   DEVELOPING   TEMPLETON    FRANKLIN    IBBOTSON
                                      GROWTH    MUTUAL SHARES     SMALL      MARKETS   GLOBAL ASSET  SMALL CAP  AGGRESSIVE
                                    SECURITIES    SECURITIES     MID CAP   SECURITIES   ALLOCATION     VALUE      GROWTH
                                    ----------  -------------  ----------  ----------  ------------  ---------  ----------
Operations:
   Investment income (loss) - net   $   (2,328)       44,642     (115,364)    839,935      563,194       5,983     (7,063)
   Net realized gains (losses) on
      investments                     (172,065)   (1,196,101)    (660,708) (4,000,397)  (1,643,772)      8,770   (139,440)
   Net change in unrealized
      appreciation or depreciation
      of investments                   799,225     3,088,473    3,858,097  17,848,981    2,341,642   1,042,632    495,594
                                    ----------    ----------   ----------  ----------   ----------   ---------  ---------
Net increase (decrease) in net
   assets resulting from
   operations                          624,832     1,937,014    3,082,025  14,688,519    1,261,064   1,057,385    349,091
                                    ----------    ----------   ----------  ----------   ----------   ---------  ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments          476,451       869,812    1,377,406   4,358,628    1,112,979   2,109,214  1,024,446
   Contract withdrawals and
      charges                         (491,015)   (2,248,758)  (2,160,525) (6,957,771)  (1,640,748)   (268,583)  (565,561)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            2        (5,059)          --       9,419          263         390         --
   Annuity benefit payments               (138)       (1,768)          --     (47,743)      (5,836)     (7,601)        --
                                    ----------    ----------   ----------  ----------   ----------   ---------  ---------
Increase (decrease) in net assets
   from contract transactions          (14,700)   (1,385,773)    (783,119) (2,637,467)    (533,342)  1,833,420    458,885
                                    ----------    ----------   ----------  ----------   ----------   ---------  ---------
Increase (decrease) in net assets      610,132       551,241    2,298,906  12,051,052      727,722   2,890,805    807,976
Net assets at the beginning of
   year                              2,394,098     9,426,809    7,977,310  22,945,107    6,633,870   2,099,929    831,533
                                    ----------    ----------   ----------  ----------   ----------   ---------  ---------
Net assets at the end of year       $3,004,230     9,978,050   10,276,216  34,996,159    7,361,592   4,990,734  1,639,509
                                    ==========    ==========   ==========  ==========   ==========   =========  =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                    SEGREGATED SUB-ACCOUNTS
                                    --------------------------------------------------------------------------------------
                                                                            IBBOTSON     JANUS        JANUS
                                      IBBOTSON     IBBOTSON     IBBOTSON     INCOME      ASPEN        ASPEN    JANUS ASPEN
                                      BALANCED   CONSERVATIVE    GROWTH    AND GROWTH   BALANCED      FORTY     OVERSEAS
                                    -----------  ------------  ----------  ----------  ----------  ----------  -----------
Operations:
   Investment income (loss) - net   $  (100,143)     (28,425)    (109,343)    (46,727)    123,255    (355,101)    (671,831)
   Net realized gains (losses) on
      investments                      (198,467)     (46,151)    (428,056)   (144,936)    (40,728)   (157,599)   2,623,944
   Net change in unrealized
      appreciation or depreciation
      of investments                  4,833,499      488,675    4,964,061   1,409,235   1,733,246  10,206,481   37,213,185
                                    -----------   ----------   ----------  ----------  ----------  ----------   ----------
Net increase (decrease) in net
   assets resulting from
   operations                         4,534,889      414,099    4,426,662   1,217,572   1,815,773   9,693,781   39,165,298
                                    -----------   ----------   ----------  ----------  ----------  ----------   ----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments        18,625,454    6,291,158   10,598,128  10,049,503   2,648,179   4,778,233    7,769,822
   Contract withdrawals and
      charges                          (963,516)  (1,251,347)  (1,084,156) (1,357,589) (2,749,874) (5,496,338) (13,600,860)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            --           --           --          --          --       1,578        2,735
   Annuity benefit payments                  --           --           --          --          --     (30,840)     (44,545)
                                    -----------   ----------   ----------  ----------  ----------  ----------   ----------
Increase (decrease) in net assets
   from contract transactions        17,661,938    5,039,811    9,513,972   8,691,914    (101,695)   (747,367)  (5,872,848)
                                    -----------   ----------   ----------  ----------  ----------  ----------   ----------
Increase (decrease) in net assets    22,196,827    5,453,910   13,940,634   9,909,486   1,714,078   8,946,414   33,292,450
Net assets at the beginning of
   year                              11,557,250    1,740,048   11,082,378   5,340,597   9,393,404  22,841,114   53,430,276
                                    -----------   ----------   ----------  ----------  ----------  ----------   ----------
Net assets at the end of year       $33,754,077    7,193,958   25,023,012  15,250,083  11,107,482  31,787,528   86,722,726
                                    ===========   ==========   ==========  ==========  ==========  ==========   ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                   SEGREGATED SUB-ACCOUNTS
                                    -------------------------------------------------------------------------------------
                                                                                                 NEUBERGER
                                    JANUS ASPEN      MFS          MFS        MFS                    AMT       OPPENHEIMER
                                      MID CAP     INVESTORS     MID CAP      NEW         MFS     SOCIALLY       CAPITAL
                                       VALUE     GROWTH STOCK   GROWTH    DISCOVERY     VALUE    RESPONSIVE  APPRECIATION
                                    -----------  ------------  --------  ----------  ----------  ----------  ------------
Operations:
   Investment income (loss) - net    $  (30,211)    (155,043)    (7,395)   (101,366)   (113,916)       172       (37,859)
   Net realized gains (losses) on
      investments                         1,019     (231,671)  (128,348)   (596,292)   (264,629)   (70,525)     (166,794)
   Net change in unrealized
      appreciation or depreciation
      of investments                    878,202    5,452,608    304,845   3,985,582   8,825,512    105,390     1,141,771
                                     ----------   ----------   --------  ----------  ----------    -------     ---------
Net increase (decrease) in net
   assets resulting from
   operations                           849,010    5,065,894    169,102   3,287,924   8,446,967     35,037       937,118
                                     ----------   ----------   --------  ----------  ----------    -------     ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments         1,799,036    3,436,040     64,904     577,970  12,206,102    106,784       437,409
   Contract withdrawals and
      charges                          (125,324)    (935,820)  (122,511) (1,418,168) (1,382,165)   (96,959)     (743,714)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period            --            3         --          58          89         --            --
   Annuity benefit payments                  --       (3,308)        --     (16,688)    (13,266)        --            --
                                     ----------   ----------   --------  ----------  ----------    -------     ---------
Increase (decrease) in net assets
   from contract transactions         1,673,712    2,496,915    (57,607)   (856,829) 10,810,760      9,825      (306,305)
                                     ----------   ----------   --------  ----------  ----------    -------     ---------
Increase (decrease) in net assets     2,522,722    7,562,809    111,495   2,431,095  19,257,727     44,862       630,813
Net assets at the beginning of
   year                               1,637,839   11,920,628    472,354   5,988,120  30,518,589    148,517     2,451,872
                                     ----------   ----------   --------  ----------  ----------    -------     ---------
Net assets at the end of year        $4,160,561   19,483,437    583,849   8,419,215  49,776,316    193,379     3,082,685
                                     ==========   ==========   ========  ==========  ==========    =======     =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                       SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------------
                                                  OPPENHEIMER   OPPENHEIMER    PUTNAM VT    PUTNAM VT      PUTNAM VT    PUTNAM VT
                                     OPPENHEIMER  MAIN STREET  INTERNATIONAL  GROWTH AND  INTERNATIONAL       NEW         EQUITY
                                     HIGH INCOME   SMALL CAP       GROWTH       INCOME        EQUITY     OPPORTUNITIES    INCOME
                                    ------------  -----------  -------------  ----------  -------------  -------------  ---------
Operations:
   Investment income (loss) - net   $   (244,894)    (1,901)       (11,487)       15,271      (90,838)        (2,978)      42,131
   Net realized gains (losses) on
      investments                    (13,116,430)   (25,859)        (7,402)     (880,135)    (495,595)       (69,019)    (522,048)
   Net change in unrealized
      appreciation or depreciation
      of investments                  17,283,321     86,975      1,331,105     1,070,005    1,872,918        138,604      877,957
                                    ------------    -------      ---------     ---------    ---------       --------    ---------
Net increase (decrease) in net
   assets resulting from
   operations                          3,921,997     59,215      1,312,216       205,141    1,286,485         66,607      398,040
                                    ------------    -------      ---------     ---------    ---------       --------    ---------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments          7,031,367    121,576        501,050       115,875      282,234         76,314      157,940
   Contract withdrawals and
      charges                         (3,030,294)   (54,505)      (820,890)     (604,162)    (971,354)      (123,945)    (328,795)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             51         --             15            14           11             --           12
   Annuity benefit payments              (12,502)        --           (809)       (1,363)      (3,744)            --       (1,169)
                                    ------------    -------      ---------     ---------    ---------       --------    ---------
Increase (decrease) in net assets
   from contract transactions          3,988,622     67,071       (320,634)     (489,636)    (692,853)       (47,631)    (172,013)
                                    ------------    -------      ---------     ---------    ---------       --------    ---------
Increase (decrease) in net assets      7,910,619    126,286        991,582      (284,495)     593,632         18,976      226,027
Net assets at the beginning of
   year                               12,331,928    133,567      3,893,368     1,461,765    6,272,223        288,490    1,611,623
                                    ------------    -------      ---------     ---------    ---------       --------    ---------
Net assets at the end of year       $ 20,242,547    259,853      4,884,950     1,177,270    6,865,855        307,466    1,837,650
                                    ============    =======      =========     =========    =========       ========    =========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                    SEGREGATED SUB-ACCOUNTS
                                    ---------------------------------------------------------------------------------------
                                                                                     VAN KAMPEN   VAN KAMPEN
                                                            VAN KAMPEN  VAN KAMPEN  UIF EMERGING    UIF US
                                     PUTNAM VT  VAN KAMPEN   EMERGING   GROWTH AND    MARKETS      MID CAP    IVY FUNDS VIP
                                      VOYAGER    COMSTOCK     GROWTH      INCOME       EQUITY       VALUE       BALANCED
                                    ----------- ----------  ----------  ----------  ------------  ----------  -------------
Operations:
   Investment income (loss) - net   $   (4,822)    118,055     (3,243)      63,773      (28,831)      (198)        768,376
   Net realized gains (losses) on
      investments                      (48,238)   (481,527)   (49,275)    (289,272)    (318,252)    (2,158)       (423,620)
   Net change in unrealized
      appreciation or depreciation
      of investments                   348,996   1,354,832    152,223      838,582    1,342,448     14,738       9,952,069
                                    ----------   ---------   --------    ---------    ---------     ------     -----------
Net increase (decrease) in net
   assets resulting from
   operations                          295,936     991,360     99,705      613,083      995,365     12,382      10,296,825
                                    ----------   ---------   --------    ---------    ---------     ------     -----------
Contract transactions
   (notes 3 and 6):
   Contract purchase payments          444,241     354,132    230,330      537,410    1,532,852     30,277       2,066,450
   Contract withdrawals and
      charges                         (190,029)   (752,044)  (132,577)    (565,608)    (258,581)    (6,463)    (18,100,356)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period           --          28         --           --           --         --         (63,178)
   Annuity benefit payments                 --      (2,586)        --           --           --         --        (376,028)
                                    ----------   ---------   --------    ---------    ---------     ------     -----------
Increase (decrease) in net assets
   from contract transactions          254,212    (400,470)    97,753      (28,198)   1,274,271     23,814     (16,473,112)
                                    ----------   ---------   --------    ---------    ---------     ------     -----------
Increase (decrease) in net assets      550,148     590,890    197,458      584,885    2,269,636     36,196      (6,176,287)
Net assets at the beginning of
   year                                523,404   4,105,291    126,389    2,749,148    1,046,315     14,939     104,444,512
                                    ----------   ---------   --------    ---------    ---------     ------     -----------
Net assets at the end of year       $1,073,552   4,696,181    323,847    3,334,033    3,315,951     51,135      98,268,225
                                    ==========   =========   ========    =========    =========     ======     ===========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                  IVY FUNDS
                                      IVY FUNDS   IVY FUNDS VIP      VIP      IVY FUNDS   IVY FUNDS VIP  IVY FUNDS VIP   IVY FUNDS
                                         VIP      INTERNATIONAL   SMALL CAP      VIP        MICRO-CAP      SMALL CAP        VIP
                                       GROWTH         VALUE        GROWTH       VALUE         GROWTH         VALUE      CORE EQUITY
                                    ------------  -------------  ---- -----  -----------  -------------  -------------  -----------
Operations:
   Investment income (loss) - net   $ (1,315,518)    3,531,177     (418,218)     484,326      (153,378)      (726,057)      (71,548)
   Net realized gains (losses) on
      investments                      1,332,326     1,818,462   (3,908,670)  (4,525,074)     (534,753)    (3,628,236)     (663,790)
   Net change in unrealized
      appreciation or
      depreciation of investments     32,357,215    42,062,598   17,734,923   18,325,171     4,334,971     17,444,093     4,036,247
                                    ------------   -----------   ----------   ----------    ----------     ----------    ----------
Net increase (decrease) in net
   assets resulting from
   operations                         32,374,023    47,412,237   13,408,035   14,284,423     3,646,840     13,089,800     3,300,909
                                    ------------   -----------   ----------   ----------    ----------     ----------    ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments          8,234,662     8,085,416    2,794,665    3,146,398     1,524,234      2,292,156     2,357,839
   Contract withdrawals and
      charges                        (15,720,647)  (22,983,798)  (7,483,737) (10,894,019)   (1,947,251)    (8,669,090)   (2,688,844)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period         12,563         5,375        6,033       (2,970)          721          2,778         2,923
   Annuity benefit payments             (177,001)     (181,510)     (80,371)     (73,034)       (6,902)       (57,308)      (32,826)
                                    ------------   -----------   ----------   ----------    ----------     ----------    ----------
Increase (decrease) in net assets
   from contract transactions         (7,650,423)  (15,074,517)  (4,763,410)  (7,823,625)     (429,198)    (6,431,463)     (360,907)
                                    ------------   -----------   ----------   ----------    ----------     ----------    ----------
Increase (decrease) in net assets     24,723,600    32,337,720    8,644,625    6,460,798     3,217,642      6,658,337     2,940,002
Net assets at the beginning of
   year                              134,044,256   143,413,748   44,094,242   61,756,776     9,901,671     53,397,984    15,463,823
                                    ------------   -----------   ----------  -----------    ----------     ----------    ----------
Net assets at the end of year       $158,767,856   175,751,468   52,738,867   68,217,574    13,119,313     60,056,321    18,403,825
                                    ============   ===========   ==========  ===========    ==========     ==========    ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                     IVY FUNDS                    IVY FUNDS                                              IVY FUNDS
                                         VIP      IVY FUNDS VIP      VIP      IVY FUNDS   IVY FUNDS VIP  IVY FUNDS VIP      VIP
                                        ASSET     INTERNATIONAL   SCIENCE &      VIP         DIVIDEND         HIGH         MONEY
                                      STRATEGY        GROWTH     TECHNOLOGY      BOND         INCOME         INCOME        MARKET
                                    ------------  -------------  ----------  -----------  -------------  -------------  -----------
Operations:
   Investment income (loss) - net   $ (1,247,168)        2,359     (422,794)     753,948       (61,361)     2,232,000       (44,067)
   Net realized gains (losses) on
      investments                      9,160,875      (495,699)     776,662       15,603      (126,295)      (932,576)           (2)
   Net change in unrealized
      appreciation or
      depreciation of investments     15,275,043     4,499,485    9,272,338    1,043,147     2,145,932      9,570,812             2
                                    ------------    ----------   ----------   ----------    ----------     ----------   -----------
Net increase (decrease) in net
   assets resulting from
   operations                         23,188,750     4,006,145    9,626,206    1,812,698     1,958,276     10,870,236       (44,067)
                                    ------------    ----------   ----------   ----------    ----------     ----------   -----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         22,593,865     2,683,114    4,978,866    6,535,369     1,930,778      4,218,595     6,171,560
   Contract withdrawals and
      charges                        (10,791,095)   (1,917,185)  (2,589,319)  (4,534,921)   (1,254,340)    (4,003,611)   (8,726,053)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period          3,111         1,203          499          426           185            283            15
   Annuity benefit payments             (131,912)      (12,832)     (20,568)      (7,020)       (4,887)        (7,010)         (696)
                                    ------------    ----------   ----------   ----------    ----------     ----------   -----------
Increase (decrease) in net assets
   from contract transactions         11,673,969       754,300    2,369,478    1,993,854       671,736        208,257    (2,555,173)
                                    ------------    ----------   ----------   ----------    ----------     ----------   -----------
Increase (decrease) in net assets     34,862,719     4,760,445   11,995,684    3,806,552     2,630,012     11,078,493    (2,599,240)
Net assets at the beginning of
   year                               97,714,391    16,233,840   22,555,230   32,722,740    11,085,937     24,628,412    13,121,956
                                    ------------    ----------   ----------   ----------    ----------     ----------   -----------
Net assets at the end of year       $132,577,110    20,994,285   34,550,914   36,529,292    13,715,949     35,706,905    10,522,716
                                    ============    ==========   ==========   ==========    ==========     ==========   ===========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                                        SEGREGATED SUB-ACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                                                  IVY FUNDS
                                      IVY FUNDS                      VIP      IVY FUNDS                                   IVY FUNDS
                                         VIP      IVY FUNDS VIP    GLOBAL        VIP                     IVY FUNDS VIP       VIP
                                      MORTGAGE     REAL ESTATE     NATURAL     MID CAP    IVY FUNDS VIP    PATHFINDER    PATHFINDER
                                     SECURITIES     SECURITIES    RESOURCES     GROWTH        ENERGY       AGGRESSIVE   CONSERVATIVE
                                    ------------  -------------  ----------  -----------  -------------  -------------  ------------
Operations:
   Investment income (loss) - net    $   486,544       119,130     (460,064)    (156,520)     (83,344)       (23,036)      (156,505)
   Net realized gains (losses) on
      investments                       (259,244)     (749,898)  (1,636,598)        (635)     (61,808)       (26,738)       (27,074)
   Net change in unrealized
      appreciation or
      depreciation of investments        613,575     2,515,464   17,129,527    4,141,569    2,048,162        464,173      2,171,591
                                     -----------    ----------   ----------   ----------    ---------      ---------     ----------
Net increase (decrease) in net
   assets resulting from
   operations                            840,875     1,884,696   15,032,865    3,984,414    1,903,010        414,399      1,988,012
                                     -----------    ----------   ----------   ----------    ---------      ---------     ----------
Contract transactions (notes 3
   and 6):
   Contract purchase payments          1,486,368     1,393,522    8,012,914    1,626,711    1,737,137      3,501,270     14,353,431
   Contract withdrawals and
      charges                         (1,728,224)   (1,068,074)  (2,476,368)    (878,428)    (379,981)      (194,523)    (1,912,147)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             48           204           33          115           62             --             (3)
   Annuity benefit payments                 (572)       (1,843)      (3,208)      (1,008)      (1,078)            --         (1,226)
                                     -----------    ----------   ----------   ----------    ---------      ---------     ----------
Increase (decrease) in net assets
   from contract transactions           (242,380)      323,809    5,533,371      747,390    1,356,140      3,306,747     12,440,055
                                     -----------    ----------   ----------   ----------    ---------      ---------     ----------
Increase (decrease) in net assets        598,495     2,208,505   20,566,236    4,731,804    3,259,150      3,721,146     14,428,067
Net assets at the beginning of
   year                               12,880,886     8,340,289   19,153,273    8,655,382    4,401,263        804,674      3,546,357
                                     -----------    ----------   ----------   ----------    ---------      ---------     ----------
Net assets at the end of year        $13,479,381    10,548,794   39,719,509   13,387,186    7,660,413      4,525,820     17,974,424
                                     ===========    ==========   ==========   ==========    =========      =========     ==========

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2009

                                                      SEGREGATED SUB-ACCOUNTS
                                    ----------------------------------------------------------
                                                   IVY FUNDS VIP  IVY FUNDS VIP
                                    IVY FUNDS VIP    PATHFINDER     PATHFINDER
                                      PATHFINDER     MODERATELY     MODERATELY
                                       MODERATE      AGGRESSIVE    CONSERVATIVE     TOTAL
                                    -------------  -------------  -------------  -------------
Operations:
   Investment income (loss) - net    $  (649,477)      (766,426)      (251,435)     (4,999,230)
   Net realized gains (losses) on
      investments                         82,212        (54,027)      (557,086)    (47,892,128)
   Net change in unrealized
      appreciation or depreciation
      of investments                  11,648,191     17,047,733      4,121,248     562,567,896
                                     -----------    -----------     ----------   -------------
Net increase (decrease) in net
   assets resulting from
   operations                         11,080,926     16,227,280      3,312,727     509,676,538
                                     -----------    -----------     ----------   -------------
Contract transactions (notes 3
   and 6):
   Contract purchase payments         55,126,479     42,481,530     22,119,834     438,329,089
   Contract withdrawals and
      charges                           (563,444)    (1,694,203)    (6,461,720)   (350,690,115)
   Actuarial adjustments for
      mortality experience on
      annuities in payment period             --             --             --          29,353
   Annuity benefit payments                   --             --             --      (2,449,258)
                                     -----------    -----------     ----------   -------------
Increase (decrease) in net assets
   from contract transactions         54,563,035     40,787,327     15,658,114      85,219,069
                                     -----------    -----------     ----------   -------------
Increase (decrease) in net assets     65,643,961     57,014,607     18,970,841     594,895,607
Net assets at the beginning of
   year                               23,397,108     43,493,673     10,450,054   1,989,973,383
                                     -----------    -----------     ----------   -------------
Net assets at the end of year        $89,041,069    100,508,280     29,420,895   2,584,868,990
                                     ===========    ===========     ==========   =============

See accompanying notes to financial statements.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(1)  ORGANIZATION AND BASIS OF PRESENTATION

The Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of Minnesota Life Insurance Company (Minnesota
Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account currently offers eleven types of contracts consisting of eighty-three segregated sub-accounts to which contract owners may allocate their purchase payments. The financial statements presented herein include MultiOption Flex, MultiOption Single, and MultiOption Select (each of which has the same mortality and expense charges and unit value); MultiOption Classic and MultiOption Achiever (each of which has the same mortality and expense charges, administrative charges, and unit value); MegAnnuity; MultiOption Advisor; Adjustable Income Annuity; MultiOption Legend; MultiOption Extra; and Waddell & Reed Retirement Builder. The Account's mortality and expense risk charge and administrative charge vary based on the group-sponsored insurance program under which the contract is issued. The differentiating features of the contracts are described in notes 2 and 3 below.

The assets of each segregated sub-account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Contract owners allocate their variable annuity purchase payments to one or more of the eighty-three segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., AIM Variable Insurance Funds, Alliance Bernstein Funds, American Century Variable Portfolios, Inc., Credit Suisse Trust, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Fund, Ibbotson Funds, Janus Aspen Series, MFS Variable Insurance Trust, Neuberger AMT Funds, Oppenheimer Variable Account Funds, Panorama Series Fund, Inc., Putnam Variable Trust, Van Kampen Funds and Ivy Funds VIP, Inc. (collectively, the Underlying Funds). The Advantus Series Fund, Inc. was organized by Minnesota Life as the investment vehicle for its variable annuity contracts and variable life policies. Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Advantus International Bond Portfolio which is non-diversified), open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc. (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are affiliate companies of Minnesota Life.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

INVESTMENTS IN UNDERLYING FUNDS

Investments in shares of the Underlying Funds are stated at fair value which is the net asset value per share as determined daily by the Underlying Funds. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in, first out (FIFO) basis.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The underlying Advantus Series Fund, Inc. portfolios, and other non-affiliated funds, may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

FEDERAL INCOME TAXES

The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying Funds. Any applicable taxes will be the responsibility of the contract holders or beneficiaries upon termination or withdrawals are payable on investment.

INVESTMENTS

During the year ended December 31, 2010, several portfolios merged. The portfolio names and effective date of the mergers are summarized in the following table:

CLOSED PORTFOLIO                                   RECEIVING PORTFOLIO                                         DATE MERGED
------------------------------------------------   ---------------------------------------------------------   -----------
AIM V.I Basic Balanced                             Invesco V.I Basic Balanced                                   04/30/2010
AIM V.I. Capital Appreciation Fund                 Invesco V.I. Capital Appreciation Fund                       04/30/2010
AIM V.I. Core Equity Fund                          Invesco V.I. Core Equity Fund                                04/30/2010
AIM V.I. Small Cap Equity Fund                     Invesco V.I. Small Cap Equity Fund                           04/30/2010
Van Kampen UIF Emerging Markets Equity, Class II   Morgan Stanley UIF Emerging Markets Equity, Class II         06/01/2010
Van Kampen UIF U.S. Mid Cap Value Class II         Invesco Van Kampen V.I. Mid Cap Value Fund, Class II         06/01/2010
Van Kampen Capital Growth, Class II                Invesco Van Kampen V.I. Capital Growth Fund, Series II       06/01/2010
Van Kampen Comstock, Class II                      Invesco Van Kampen V.I. Comstock Fund, Series II             06/01/2010
Van Kampen Growth and Income, Class II             Invesco Van Kampen V.I. Growth and Income Fund, Series II    06/01/2010
Putnam VT New Opportunities, Class IB              Putnam VT Multi-cap Growth Fund, Class IB                    09/01/2010

CONTRACTS IN ANNUITY PAYMENT PERIOD

Annuity reserves are computed for currently payable contracts according to the mortality and assumed interest rate assumptions used to purchase the annuity income. If additional annuity reserves are required to support the liability, Minnesota Life reimburses the Account. If the reserves held are less than required, transfers may be made to Minnesota Life.

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS

MULTIOPTION FLEX/SINGLE/SELECT:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation. A contingent deferred sales charge paid may be imposed on a Multi-Option Annuity or Multi-Option Select contract owner during the first ten years or first seven years,

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

respectively, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2010 and 2009, contingent deferred sales charges totaled $33,951 and $81,929, respectively.

MULTIOPTION CLASSIC/ACHIEVER:

The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40 percent of the average daily net assets of the Account.

A contingent deferred sales charge paid may be imposed on a Multi-Option Classic or Multi-Option Achiever contract owner during the first ten years or first seven years, respectively, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2010 and 2009, contingent deferred sales charges totaled $142,253 and $256,848, respectively.

Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2010 and 2009.

Where allowed by law, we reserve the right to credit certain additional amounts, the "Wealthbuilder Credit", to certain contracts in circumstances where large purchase payments are made to those contracts. Those amounts are obtained from the Minnesota Life General Account. Minnesota Life reserves the right to modify, suspend or terminate the Wealthbuilder Credit program at any time without notice.

MULTIOPTION ADVISOR SERIES:

There are three classes of contracts offered under this series - B Class, C Class, and L Class. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.05 percent, 1.40 percent, and 1.35 percent, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2010 and 2009.

A contingent deferred sales charge may be imposed on a MultiOption Advisor B Class contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a MultiOption Advisor L Class contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

There is no contingent deferred sales charge applied to withdrawals or surrenders from a MultiOption C Class contract. For the years ended December 31, 2010 and 2009, contingent deferred sales charges for all Advisor classes totaled $1,430,289 and $1,414,198, respectively.

In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

MEGANNUITY:

The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.35 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2010 and 2009.

ADJUSTABLE INCOME ANNUITY:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.80 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 1.40 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15 percent of the average net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40 percent of the average daily net assets of the Account.

Contract purchase payments for Adjustable Income Annuity are reflected net of the following charges paid Minnesota Life:

     A sales charge up to 4.50 percent, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. No sales charges were deducted from contract purchase payments for the years ended December 31, 2010 and 2009.

     A risk charge in the amount of 2.00 percent is deducted from each contract purchase payment. Under certain conditions, the risk charge may be as high as 2.00 percent. No risk charges were deducted from contract purchase payments for the years ended December 31, 2010 and 2009.

     A premium tax charge of up to 3.50 percent is deducted from each contract purchase payment. No premium tax charges were deducted from contract purchase payments for the years ended December 31, 2010 and 2009.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(3) EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

WADDELL & REED ADVISORS RETIREMENT BUILDER:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.10 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2010 and 2009.

A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors Retirement Builder contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2010 and 2009, contingent deferred sales charges totaled $579,287 and $571,329, respectively.

In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

MULTIOPTION LEGEND:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.50 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2010 and 2009.

A contingent deferred sales charge may be imposed on a MultiOption Legend contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. No contingent deferred sales charge was collected for the years ended December 31, 2010 and 2009, respectively.

In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(3)  EXPENSES AND RELATED PARTY TRANSACTIONS - CONTINUED

MULTIOPTION EXTRA:

The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.70 percent of the average daily net assets of the Account. This is charged through the daily unit value calculation.

The administrative fee paid to Minnesota Life is equal, on an annual basis, to
0.15 percent of the average daily net assets of the Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0 to 3.50 percent depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2010 and 2009.

A contingent deferred sales charge may be imposed on a MultiOption Extra contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. No contingent deferred sales charge was collected for the years ended December 31, 2010 and 2009, respectively.

In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal on an annual basis to 0.15 percent to 0.50 percent of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

OTHER

To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15 percent to 0.70 percent of average daily net assets. In addition, the Advantus Series Fund, Inc., has adopted a Rule 12b-1 distribution plan covering all of its portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25 percent of average daily net assets to Securian. Advantus Series Fund, Inc. also pays an administrative service fee to Minnesota Life and for each portfolio pays an annual fee ranging from 0.02 percent to 1.19 percent of net assets to State Street, Inc. for daily fund accounting services.

To the extent the Account invests in non-affiliated funds, the Account will also indirectly incur fees.

(4)  FAIR VALUE MEASUREMENTS

The Account adopted Financial Accounting Standards Board (FASB) ASC 820, Fair Value Measurements, effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account's financial assets and financial liabilities has been determined using available market information as of December 31, 2010 and 2009. Although the Account is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(4)  FAIR VALUE MEASUREMENTS- CONTINUED

required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account primarily uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets and financial liabilities recorded on the balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

For the year ended December 31, 2010, all investments in the Account were valued using Level 1 inputs. There were no Level 2 or Level 3 inputs used to value the investments during the period.

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(5)  INVESTMENT TRANSACTIONS

The Account's purchases of Underlying Funds shares, including reinvestment of dividend distributions, were as follows during the period ended December 31, 2010:

Advantus Bond Class 2                              $15,107,142
Advantus Money Market                               26,023,054
Advantus Index 500 Class 2                           4,730,077
Advantus Mortgage Securities Class 2                 3,682,267
Advantus International Bond Class 2                  8,990,030
Advantus Index 400 Mid-Cap Class 2                   3,827,026
Advantus Real Estate Securities Class 2              3,419,041
Invesco V.I Basic Balanced                             286,371
Invesco V.I. Capital Appreciation Fund                  95,987
Invesco V.I. Core Equity Fund                          739,861
Invesco V.I. Small Cap Equity Fund                   1,821,392
Alliance Bernstein International Value                 196,131
American Century Income and Growth                     160,050
American Century Inflation Protection               13,692,740
American Century Ultra                                 701,231
American Century Value                               5,319,726
Credit Suisse Trust International Equity Flex III    1,020,492
Fidelity VIP High Income                             4,900,057
Fidelity VIP Contrafund                              3,089,352
Fidelity VIP Equity-Income                           3,123,600
Fidelity VIP Mid-Cap                                 2,400,064
Franklin Small Cap Value                             1,808,037
Franklin Small Mid Cap                               1,382,275
Franklin Large Cap Growth Securities                   304,397
Franklin Mutual Shares Securities                    1,191,550
Templeton Developing Markets Securities              3,444,219
Templeton Global Asset Allocation                      852,314
Goldman Sachs VIT Government Income                  4,431,847
Ibbotson Aggressive Growth                             886,548
Ibbotson Balanced                                   11,660,909
Ibbotson Conservative                                4,545,688
Ibbotson Growth                                      2,356,066
Ibbotson Income and Growth                           7,804,022
Invesco Van Kampen V.I. Capital Growth                 284,147
Invesco Van Kampen V.I. Comstock                     2,729,805
Invesco Van Kampen V.I. Growth and Income              810,665
Invesco Van Kampen V.I. Mid Cap Value                  145,179
Ivy Funds VIP Asset Strategy                        29,724,606
Ivy Funds VIP Balanced                               7,858,788
Ivy Funds VIP Bond                                  38,740,163
Ivy Funds VIP Core Equity                            5,683,555
Ivy Funds VIP Dividend Income                        3,455,533
Ivy Funds VIP Energy                                 1,903,956

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

(5)  INVESTMENT TRANSACTIONS - CONTINUED

Ivy Funds VIP Global Natural Resources             $ 5,876,883
Ivy Funds VIP Growth                                 9,188,844
Ivy Funds VIP High Income                            5,956,169
Ivy Funds VIP International Growth                   7,376,866
Ivy Funds VIP International Value                   12,031,209
Ivy Funds VIP Micro-Cap Growth                       4,061,114
Ivy Funds VIP Mid Cap Growth                         3,576,193
Ivy Funds VIP Money Market                           4,518,014
Ivy Funds VIP Mortgage Securities                    1,118,792
Ivy Funds VIP Pathfinder Aggressive                  3,251,355
Ivy Funds VIP Pathfinder Conservative               10,266,793
Ivy Funds VIP Pathfinder Moderate                   32,775,710
Ivy Funds VIP Pathfinder Moderately Aggressive      23,654,937
Ivy Funds VIP Pathfinder Moderately Conservative    13,293,191
Ivy Funds VIP Real Estate Securities                 1,022,547
Ivy Funds VIP Science & Technology                   5,106,215
Ivy Funds VIP Small Cap Growth                       4,316,454
Ivy Funds VIP Small Cap Value                        3,117,748
Ivy Funds VIP Value                                  4,887,700
Janus Aspen Balanced                                 3,590,998
Janus Aspen Forty                                    4,100,682
Janus Aspen Overseas                                 6,039,131
Janus Aspen Mid Cap Value                            2,133,191
MFS Investors Growth Stock                           3,885,726
MFS Mid Cap Growth                                     243,049
MFS New Discovery                                      575,314
MFS Value                                            7,914,521
Neuberger AMT Socially Responsive                      224,091
Oppenheimer Capital Appreciation                       308,561
Oppenheimer High Income                              2,915,367
Oppenheimer Main Street Small Cap                      227,534
Oppenheimer International Growth                       674,151
PIMCO Funds VIT Low Duration                         9,164,921
PIMCO Funds VIT Total Return                        19,700,942
Putnam VT Growth and Income                            137,745
Putnam VT International Equity                         516,595
Putnam VT Multi-Cap Growth                              67,721
Putnam VT Equity Income                                285,612
Putnam VT Voyager                                    1,440,193
Morgan Stanley UIF Emerging Markets Equity           1,980,770

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

Transactions in units for each segregated sub-account for the years ended December 31, 2010 and 2009 were as follows:

                                                             SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------
                                                                                  ADVANTUS       ADVANTUS
                                          ADVANTUS     ADVANTUS     ADVANTUS      MORTGAGE    INTERNATIONAL
                                            BOND        MONEY       INDEX 500    SECURITIES       BOND
                                          CLASS 2       MARKET       CLASS 2       CLASS 2       CLASS 2
                                        -----------  -----------  ------------  ------------  -------------
Units outstanding at December 31, 2008  137,165,882   62,460,775   72,514,828     53,570,204    43,293,204
   Contract purchase payments            19,665,471   18,272,903    2,173,053      4,631,724     6,440,859
   Contract terminations, withdrawal
      payments and charges              (15,933,780) (33,789,231)  (9,910,870)   (10,104,759)   (6,348,778)
                                        -----------  -----------   ----------    -----------    ----------
Units outstanding at December 31, 2009  140,897,573   46,944,447   64,777,011     48,097,169    43,385,285
   Contract purchase payments            11,815,631   20,635,062    1,965,729      3,209,354     6,373,729
   Contract terminations, withdrawal
      payments and charges              (15,419,920) (25,468,781)  (8,752,080)    (6,715,451)   (3,275,311)
                                        -----------  -----------   ----------    -----------    ----------
Units outstanding at December 31, 2010  137,293,284   42,110,728   57,990,660     44,591,072    46,483,703
                                        ===========  ===========   ==========    ===========    ==========

                                                             SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------
                                          ADVANTUS     ADVANTUS
                                         INDEX 400   REAL ESTATE  INVESCO V.I.  INVESCO V.I.   INVESCO V.I.
                                          MID-CAP     SECURITIES     CAPITAL        BASIC         CORE
                                          CLASS 2      CLASS 2    APPRECIATION    BALANCED       EQUITY
                                        -----------  -----------  ------------  ------------  -------------
Units outstanding at December 31, 2008   35,415,838   26,981,361    5,095,587     1,408,989      425,082
   Contract purchase payments             3,083,101    4,585,231      403,472       174,832       74,084
   Contract terminations, withdrawal
      payments and charges               (4,111,797)  (4,991,242)    (752,058)     (356,880)     (68,048)
                                         ----------   ----------    ---------     ---------      -------
Units outstanding at December 31, 2009   34,387,142   26,575,350    4,747,001     1,226,941      431,118
   Contract purchase payments             2,052,548    1,618,257      251,512        74,795      548,293
   Contract terminations, withdrawal
      payments and charges               (3,877,712)  (4,309,148)    (691,665)     (194,816)     (98,987)
                                         ----------   ----------    ---------     ---------      -------
Units outstanding at December 31, 2010   32,561,978   23,884,459    4,306,848     1,106,920      880,424
                                         ==========   ==========    =========     =========      =======

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                                SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------------
                                                         ALLIANCE       AMERICAN      AMERICAN
                                        INVESCO V.I.    BERNSTEIN        CENTURY       CENTURY       AMERICAN
                                         SMALL CAP    INTERNATIONAL      INCOME       INFLATION      CENTURY
                                           EQUITY         VALUE        AND GROWTH    PROTECTION       ULTRA
                                        -----------  ---------------  ------------  ------------  -------------
Units outstanding at December 31, 2008   3,987,569        762,948       2,487,180     3,803,193     38,859,386
   Contract purchase payments            4,463,745        487,447         131,150     7,087,982      1,022,740
   Contract terminations, withdrawal
      payments and charges                (242,587)      (134,834)       (328,303)   (1,079,327)    (5,543,245)
                                         ---------      ---------       ---------    ----------     ----------
Units outstanding at December 31, 2009   8,208,727      1,115,561       2,290,027     9,811,848     34,338,881
   Contract purchase payments            2,386,045        328,907         111,320    12,022,682        602,920
   Contract terminations, withdrawal
      payments and charges                (689,393)      (194,094)       (439,906)   (2,126,384)    (5,157,259)
                                         ---------      ---------       ---------    ----------     ----------
Units outstanding at December 31, 2010   9,905,379      1,250,374       1,961,441    19,708,146     29,784,542
                                         =========      =========       =========    ==========     ==========

                                                               SEGREGATED SUB-ACCOUNTS
                                        ----------------------------------------------------------------------
                                                     CREDIT SUISSE
                                         AMERICAN        TRUST       FIDELITY VIP
                                         CENTURY     INTERNATIONAL       HIGH      FIDELITY VIP  FIDELITY VIP
                                          VALUE     EQUITY FLEX III     INCOME      CONTRAFUND   EQUITY-INCOME
                                        ----------  ---------------  ------------  ------------  -------------
Units outstanding at December 31, 2008  22,034,921     2,132,210       3,724,521    40,119,116     90,768,049
   Contract purchase payments            2,528,093     1,299,320       6,863,370     1,987,361      5,563,641
   Contract terminations, withdrawal
      payments and charges              (2,263,788)   (1,470,112)       (486,823)   (7,747,403)   (14,307,142)
                                        ----------    ----------      ----------    ----------    -----------
Units outstanding at December 31, 2009  22,299,226     1,961,418      10,101,068    34,359,074     82,024,548
   Contract purchase payments            3,610,805     1,916,868       3,705,387     1,824,348      1,596,347
   Contract terminations, withdrawal
      payments and charges              (1,169,961)   (1,711,460)     (1,784,183)   (5,333,044)   (10,931,910)
                                        ----------    ----------      ----------    ----------    -----------
Units outstanding at December 31, 2010  24,740,070     2,166,826      12,022,272    30,850,378     72,688,985
                                        ==========    ==========      ==========    ==========    ===========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                                SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------
                                                                                    FRANKLIN
                                                        FRANKLIN                    LARGE CAP     FRANKLIN
                                        FIDELITY VIP    SMALL CAP      FRANKLIN      GROWTH    MUTUAL SHARES
                                           MID-CAP        VALUE     SMALL MID CAP  SECURITIES    SECURITIES
                                        ------------   -----------  -------------  ----------  -------------
Units outstanding at December 31, 2008   22,931,881     3,484,588     13,142,015    2,589,964     8,877,196
   Contract purchase payments             1,338,267     3,425,289      1,906,310      461,101       789,495
   Contract terminations, withdrawal
      payments and charges               (4,449,700)     (420,779)    (3,361,091)    (516,609)   (2,156,469)
                                         ----------     ---------     ----------    ---------    ----------
Units outstanding at December 31, 2009   19,820,448     6,489,098     11,687,234    2,534,456     7,510,222
   Contract purchase payments             1,059,241     2,235,293      1,501,954      240,561       787,980
   Contract terminations, withdrawal
      payments and charges               (3,133,115)     (552,311)    (3,016,073)    (506,709)     (966,763)
                                         ----------     ---------     ----------    ---------    ----------
Units outstanding at December 31, 2010   17,746,574     8,172,080     10,173,115    2,268,308     7,331,439
                                         ==========     =========     ==========    =========    ==========

                                                                SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------
                                         TEMPLETON                     GOLDMAN
                                        DEVELOPING      TEMPLETON     SACHS VIT     IBBOTSON
                                          MARKETS     GLOBAL ASSET    GOVERNMENT   AGGRESSIVE     IBBOTSON
                                        SECURITIES     ALLOCATION       INCOME       GROWTH       BALANCED
                                        -----------   ------------    ----------   ----------    ----------
Units outstanding at December 31, 2008   17,281,325     5,451,078             --    1,413,673    15,833,350
   Contract purchase payments             2,809,055       845,516             --    1,743,092    24,618,585
   Contract terminations, withdrawal
      payments and charges               (4,650,524)   (1,314,557)            --     (940,616)   (1,286,826)
                                         ----------    ----------     ----------    ---------    ----------
Units outstanding at December 31, 2009   15,439,856     4,982,037             --    2,216,149    39,165,109
   Contract purchase payments             1,467,688        46,250      4,281,246    1,176,980    13,211,159
   Contract terminations, withdrawal
      payments and charges               (3,231,021)   (5,028,287)       (26,579)    (315,302)   (1,755,294)
                                         ----------    ----------     ----------    ---------    ----------
Units outstanding at December 31, 2010   13,676,523            --      4,254,667    3,077,827    50,620,974
                                         ==========    ==========     ==========    =========    ==========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                                SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------------
                                                                                      INVESCO
                                                                       IBBOTSON      VAN KAMPEN      INVESCO
                                          IBBOTSON      IBBOTSON        INCOME      V.I. CAPITAL    VAN KAMPEN
                                        CONSERVATIVE     GROWTH       AND GROWTH       GROWTH     V.I. COMSTOCK
                                        ------------   -----------    -----------   ------------  -------------
Units outstanding at December 31, 2008    1,853,596    17,258,727      6,436,622        160,753      3,995,053
   Contract purchase payments             6,671,779    16,045,468     11,609,032        226,838        348,252
   Contract terminations, withdrawal
      payments and charges               (1,358,104)   (1,661,098)    (1,624,067)      (136,022)      (741,318)
                                         ----------    ----------     ----------       --------      ---------
Units outstanding at December 31, 2009    7,167,271    31,643,097     16,421,587        251,569      3,601,987
   Contract purchase payments             4,393,069     2,795,300      8,203,514        212,369      2,076,317
   Contract terminations, withdrawal
      payments and charges               (1,439,710)   (2,653,381)      (984,363)      (196,840)      (469,695)
                                         ----------    ----------     ----------       --------      ---------
Units outstanding at December 31, 2010   10,120,630    31,785,016     23,640,738        267,098      5,208,609
                                         ==========    ==========     ==========       ========      =========

                                                               SEGREGATED SUB-ACCOUNTS
                                        ----------------------------------------------------------------------
                                          INVESCO       INVESCO
                                        VAN KAMPEN    VAN KAMPEN   IVY FUNDS VIP
                                        V.I. GROWTH  V.I. MID CAP      ASSET      IVY FUNDS VIP  IVY FUNDS VIP
                                        AND INCOME      VALUE         STRATEGY       BALANCED         BOND
                                        -----------  ------------  -------------  -------------  -------------
Units outstanding at December 31, 2008   2,383,791       27,235      55,058,194     42,031,930     29,782,793
   Contract purchase payments              462,402       51,376      11,416,415      1,427,161      5,759,908
   Contract terminations, withdrawal
      payments and charges                (488,711)     (10,832)     (5,929,782)    (7,563,437)    (4,127,592)
                                        ----------      -------      ----------     ----------     ----------
Units outstanding at December 31, 2009   2,357,482       67,779      60,544,827     35,895,654     31,415,109
   Contract purchase payments              581,559      180,822      13,728,318      2,865,524     30,350,511
   Contract terminations, withdrawal
      payments and charges                (699,516)     (26,239)     (5,512,472)    (5,575,748)    (1,295,020)
                                        ----------      -------      ----------     ----------     ----------
Units outstanding at December 31, 2010   2,239,525      222,362      68,760,673     33,185,430     60,470,600
                                        ==========      =======      ==========     ==========     ==========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                                  SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------------
                                                       IVY FUNDS VIP                  IVY FUNDS VIP
                                        IVY FUNDS VIP    DIVIDEND     IVY FUNDS VIP  GLOBAL NATURAL  IVY FUNDS VIP
                                         CORE EQUITY      INCOME          ENERGY        RESOURCES        GROWTH
                                        -------------  -------------  -------------  --------------  -------------
Units outstanding at December 31, 2008    16,559,284     10,923,693      5,993,076     22,924,839     105,047,013
   Contract purchase payments              2,308,919      1,943,561      1,988,946      7,173,014       7,661,527
   Contract terminations, withdrawal
      payments and charges                (2,983,184)    (1,258,101)      (463,536)    (2,382,818)    (10,119,147)
                                          ----------     ----------     ----------     ----------     -----------
Units outstanding at December 31, 2009    15,885,019     11,609,153      7,518,486     27,715,035     102,589,393
   Contract purchase payments              4,478,432      2,906,563      1,885,491      4,530,890       7,070,175
   Contract terminations, withdrawal
      payments and charges                (2,367,579)      (807,047)    (2,685,200)    (4,370,625)     (8,478,451)
                                          ----------     ----------     ----------     ----------     -----------
Units outstanding at December 31, 2010    17,995,872     13,708,669      6,718,777     27,875,300     101,181,117
                                          ==========     ==========     ==========     ==========     ===========

                                                                  SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------------
                                        IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP   IVY FUNDS VIP  IVY FUNDS VIP
                                            HIGH       INTERNATIONAL  INTERNATIONAL     MICRO-CAP       MID CAP
                                           INCOME         GROWTH          VALUE          GROWTH         GROWTH
                                        -------------  -------------  -------------  --------------  -------------
Units outstanding at December 31, 2008    26,272,087     14,959,893     91,548,635     10,701,507       9,581,809
   Contract purchase payments              3,749,499      2,317,758      5,457,370      1,443,873       1,539,599
   Contract terminations, withdrawal
      payments and charges                (3,680,436)    (1,753,026)   (13,174,106)    (1,786,450)       (889,965)
                                          ----------     ----------    -----------     ----------      ----------
Units outstanding at December 31, 2009    26,341,150     15,524,625     83,831,899     10,358,930      10,231,443
   Contract purchase payments              2,273,554      5,311,120      5,660,938      2,759,951       2,620,713
   Contract terminations, withdrawal
      payments and charges                (2,230,254)    (1,047,841)    (8,783,978)    (1,488,134)     (2,861,630)
                                          ----------     ----------    -----------     ----------      ----------
Units outstanding at December 31, 2010    26,384,450     19,787,904     80,708,859     11,630,747       9,990,526
                                          ==========     ==========    ===========     ==========      ==========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                                  SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------------
                                        IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP
                                            MONEY         MORTGAGE      PATHFINDER     PATHFINDER      PATHFINDER
                                            MARKET       SECURITIES     AGGRESSIVE    CONSERVATIVE     MODERATE
                                        -------------  -------------  -------------  -------------  -------------
Units outstanding at December 31, 2008    12,102,007     13,205,205      1,105,277      4,122,218     29,480,212
   Contract purchase payments              5,691,147      1,465,052      4,247,670     16,719,483     67,524,285
   Contract terminations, withdrawal
      payments and charges                (8,064,248)    (1,758,581)      (248,572)    (2,112,142)      (695,628)
                                          ----------    -----------      ---------     ----------    -----------
Units outstanding at December 31, 2009     9,728,906     12,911,676      5,104,375     18,729,559     96,308,869
   Contract purchase payments              4,265,224        632,693      3,413,189     10,091,654     34,042,145
   Contract terminations, withdrawal
      payments and charges                (4,173,605)   (13,544,369)      (103,811)    (2,886,350)    (2,864,118)
                                          ----------    -----------      ---------     ----------    -----------
Units outstanding at December 31, 2010     9,820,525             --      8,413,753     25,934,863    127,486,896
                                          ==========    ===========      =========     ==========    ===========

                                                                  SEGREGATED SUB-ACCOUNTS
                                        -------------------------------------------------------------------------
                                        IVY FUNDS VIP  IVY FUNDS VIP
                                          PATHFINDER    PATHFINDER    IVY FUNDS VIP  IVY FUNDS VIP  IVY FUNDS VIP
                                          MODERATELY    MODERATELY     REAL ESTATE     SCIENCE &      SMALL CAP
                                          AGGRESSIVE    CONSERVATIVE   SECURITIES      TECHNOLOGY       GROWTH
                                        -------------  -------------  -------------  -------------  -------------
Units outstanding at December 31, 2008    57,193,538     12,615,852      8,601,495     19,133,648     37,529,732
   Contract purchase payments             55,814,108     26,419,061      1,605,224      3,522,565      2,481,020
   Contract terminations, withdrawal
      payments and charges                (2,135,819)    (7,794,796)    (1,295,530)    (2,009,643)    (5,622,252)
                                         -----------     ----------     ----------     ----------     ----------
Units outstanding at December 31, 2009   110,871,827     31,240,117      8,911,189     20,646,570     34,388,500
   Contract purchase payments             23,823,429     13,163,900        649,272      2,594,977      3,113,837
   Contract terminations, withdrawal
      payments and charges                (1,433,870)    (2,344,710)    (1,093,790)    (1,895,766)    (4,305,261)
                                         -----------     ----------     ----------     ----------     ----------
Units outstanding at December 31, 2010   133,261,386     42,059,307      8,466,671     21,345,781     33,197,076
                                         ===========     ==========     ==========     ==========     ==========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                                  SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------
                                        IVY FUNDS VIP                    JANUS       JANUS
                                          SMALL CAP    IVY FUNDS VIP     ASPEN       ASPEN    JANUS ASPEN
                                            VALUE          VALUE       BALANCED      FORTY      OVERSEAS
                                        -------------  -------------  ----------  ----------  -----------
Units outstanding at December 31, 2008    44,946,126     59,158,482    7,614,609  28,375,705   41,282,564
   Contract purchase payments              1,892,668      3,165,392    1,881,715   4,568,792    5,164,144
   Contract terminations, withdrawal
      payments and charges                (6,796,334)    (9,588,073)  (2,225,423) (6,292,843)  (8,629,303)
                                          ----------     ----------   ----------  ----------   ----------
Units outstanding at December 31, 2009    40,042,460     52,735,801    7,270,901  26,651,654   37,817,405
   Contract purchase payments              2,274,526      3,354,730    2,155,578   3,268,832    2,641,130
   Contract terminations, withdrawal
      payments and charges                (5,708,053)    (5,934,220)  (1,173,489) (5,191,228)  (6,691,892)
                                          ----------     ----------   ----------  ----------   ----------
Units outstanding at December 31, 2010    36,608,933     50,156,311    8,252,990  24,729,258   33,766,643
                                          ==========     ==========   ==========  ==========   ==========

                                                                  SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------
                                         JANUS ASPEN        MFS           MFS        MFS
                                           MID CAP       INVESTORS      MID CAP      NEW          MFS
                                            VALUE       GROWTH STOCK    GROWTH     DISCOVERY     VALUE
                                        -------------  -------------  ----------  ----------  -----------
Units outstanding at December 31, 2008     2,426,938     13,016,135      663,123   6,685,901   25,739,165
   Contract purchase payments              2,459,108      3,376,502       87,043     499,297   10,122,068
   Contract terminations, withdrawal
      payments and charges                  (190,900)      (951,432)    (158,817) (1,314,727)  (1,222,188)
                                           ----------    ----------     --------  ----------   ----------
Units outstanding at December 31, 2009     4,695,146     15,441,205      591,349   5,870,471   34,639,045
   Contract purchase payments              2,379,189      3,226,797      214,768     391,346    5,394,640
   Contract terminations, withdrawal
      payments and charges                  (165,388)      (653,020)    (197,679) (1,315,526)  (1,511,942)
                                           ----------    ----------     --------  ----------   ----------
Units outstanding at December 31, 2010     6,908,947     18,014,982      608,438   4,946,291   38,521,743
                                           =========     ==========     ========  ==========   ==========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                                              SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------
                                         NEUBERGER
                                            AMT       OPPENHEIMER               OPPENHEIMER     OPPENHEIMER
                                          SOCIALLY      CAPITAL    OPPENHEIMER  MAIN STREET    INTERNATIONAL
                                         RESPONSIVE  APPRECIATION  HIGH INCOME   SMALL CAP         GROWTH
                                        -----------  ------------  -----------  -------------  -------------
Units outstanding at December 31, 2008     257,256     2,986,884    42,456,558    240,439        2,825,179
   Contract purchase payments              162,152       439,024    23,887,501    202,291          306,198
   Contract terminations, withdrawal
      payments and charges                (161,247)     (805,321)  (10,358,156)   (96,882)        (580,610)
                                          --------     ---------   -----------    -------        ---------
Units outstanding at December 31, 2009     258,161     2,620,587    55,985,903    345,848        2,550,767
   Contract purchase payments              284,184       268,277     4,646,459    289,933          327,918
   Contract terminations, withdrawal
      payments and charges                 (24,088)     (600,981)   (9,559,197)   (84,633)        (503,826)
                                          --------     ---------   -----------    -------        ---------
Units outstanding at December 31, 2010     518,257     2,287,883    51,073,165    551,148        2,374,859
                                          ========     =========   ===========    =======        =========

                                                              SEGREGATED SUB-ACCOUNTS
                                        --------------------------------------------------------------------
                                        PIMCO FUNDS   PIMCO FUNDS   PUTNAM VT     PUTNAM VT      PUTNAM VT
                                          VIT LOW      VIT TOTAL    GROWTH AND  INTERNATIONAL    MULTI-CAP
                                          DURATION      RETURN        INCOME       EQUITY         GROWTH
                                        -----------  ------------   ----------  -------------    ---------
Units outstanding at December 31, 2008          --            --     1,709,810    5,530,340        304,119
   Contract purchase payments                   --            --       134,420      261,166         72,972
   Contract terminations, withdrawal
      payments and charges                      --            --      (755,751)    (879,784)      (125,990)
                                         ---------    ----------     ---------    ---------       --------
Units outstanding at December 31, 2009          --            --     1,088,479    4,911,722        251,101
   Contract purchase payments            9,029,759    18,611,224       110,804      245,748         50,974
   Contract terminations, withdrawal
      payments and charges                 (98,912)   (1,100,792)     (175,297)    (812,074)       (32,714)
                                         ---------    ----------     ---------    ---------       --------
Units outstanding at December 31, 2010   8,930,847    17,510,432     1,023,986    4,345,396        269,361
                                         =========    ==========     =========    =========       ========

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 30, 2010 AND 2009

(6)  UNIT ACTIVITY FROM CONTRACT TRANSACTIONS - CONTINUED

                                               SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------
                                                              MORGAN STANLEY
                                        PUTNAM VT              UIF EMERGING
                                          EQUITY   PUTNAM VT     MARKETS
                                          INCOME    VOYAGER      EQUITY
                                        ---------  ---------  --------------
Units outstanding at December 31, 2008  1,907,477    653,571     2,528,192
   Contract purchase payments             173,540    391,517     2,732,122
   Contract terminations, withdrawal
      payments and charges               (379,890)  (208,173)     (493,765)
                                        ---------  ---------     ---------
Units outstanding at December 31, 2009  1,701,127    836,915     4,766,549
   Contract purchase payments             237,920    994,182     2,793,935
   Contract terminations, withdrawal
      payments and charges               (159,335)  (310,486)     (587,766)
                                        ---------  ---------     ---------
Units outstanding at December 31, 2010  1,779,712  1,520,611     6,972,718
                                        =========  =========     =========

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, ratios, and total return for variable annuity contracts for the years ended December 31, 2010, 2009, 2008, 2007, and 2006 is as follows:

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Advantus Bond Class 2
   2010                     137,293,284   0.84 to 4.21  193,861,892     0.00%       0.15% to 2.95%       6.24% to 8.11%
   2009                     140,897,572   0.82 to 3.85  186,788,832     0.00%       0.15% to 2.95%      12.21% to 15.39%
   2008                     137,165,882   0.83 to 3.34  162,840,509     0.00%       0.15% to 2.70%     -16.04% to -13.65%
   2007                     145,226,521   0.99 to 3.86  208,541,053     0.00%       0.15% to 2.70%      -0.70% to 2.14%
   2006                     118,178,885   1.05 to 3.78  182,325,693     0.00%       0.15% to 2.65%       1.93% to 4.50%

Advantus Money Market
   2010                      42,110,728   0.77 to 2.37   52,945,041     0.04%       0.15% to 2.95%      -2.91% to -1.20%
   2009                      46,944,447   0.81 to 2.37   59,612,988     0.30%       0.15% to 2.95%      -2.64% to 0.12%
   2008                      62,460,775   1.00 to 2.37   81,565,810     1.99%       0.15% to 2.70%       1.58% to 4.48%
   2007                      46,884,970   1.00 to 2.33   60,232,879     4.49%       0.15% to 2.65%       1.67% to 4.23%
   2006                      34,943,613   0.99 to 2.23   44,361,121     4.31%       0.15% to 2.65%      -0.22% to 2.29%

Advantus Index 500 Class 2
   2010                      57,990,660   0.83 to 5.60  134,709,384     0.00%       0.15% to 2.65%      11.21% to 13.17%
   2009                      64,777,011   0.75 to 4.90  131,119,756     0.00%       0.15% to 2.65%      22.21% to 25.68%
   2008                      72,514,828   0.66 to 3.90  118,329,030     0.00%       0.15% to 2.65%     -39.04% to -37.30%
   2007                      84,519,950   1.07 to 6.22  223,928,815     0.00%       0.15% to 2.65%       1.95% to 4.87%
   2006                      96,852,057   1.03 to 5.93  247,358,600     0.00%       0.15% to 2.65%      12.23% to 15.06%

Advantus Mortgage Securities Class 2
   2010                      44,591,072   0.79 to 4.18   66,859,188     0.00%       0.15% to 2.95%       3.65% to 5.48%
   2009                      48,097,169   0.78 to 3.92   69,742,214     0.00%       0.15% to 2.95%       4.91% to 7.89%
   2008                      53,570,204   0.84 to 3.64   75,249,958     0.00%       0.15% to 2.70%     -15.50% to -13.10%
   2007                      68,242,542   0.99 to 4.18  114,619,534     0.00%       0.15% to 2.40%       0.18% to 3.04%
   2006                      68,109,148   1.06 to 4.06  121,145,065     0.00%       0.15% to 2.40%       2.85% to 5.19%

Advantus International Bond Class 2
   2010                      46,483,703   1.07 to 2.38   77,196,207     0.00%       0.15% to 2.95%      10.59% to 12.55%
   2009                      43,385,285   1.00 to 2.09   64,982,851     0.00%       0.15% to 2.95%      14.14% to 17.38%
   2008                      43,293,204   1.01 to 1.78   56,503,162     0.00%       0.15% to 2.70%       1.19% to 4.07%
   2007                      41,431,353   1.03 to 1.71   53,588,882     0.00%       0.15% to 2.70%       6.23% to 9.27%
   2006                      30,866,067   0.94 to 1.57   39,801,116     0.00%       0.15% to 2.30%       1.63% to 3.83%

Advantus Index 400 Mid-Cap Class 2
   2010                      32,561,978   1.00 to 2.88   68,004,218     0.00%       0.15% to 2.95%      22.27% to 24.43%
   2009                      34,387,142   0.82 to 2.29   57,474,226     0.00%       0.15% to 2.95%      32.47% to 36.23%
   2008                      35,415,838   0.62 to 1.68   44,016,480     0.00%       0.15% to 2.70%     -38.39% to -36.64%
   2007                      32,557,968   1.01 to 2.65   65,303,332     0.00%       0.15% to 2.70%       4.30% to 7.28%
   2006                      28,618,949   1.40 to 2.47   54,924,496     0.00%       0.15% to 2.65%       6.92% to 9.62%

Advantus Real Estate Securities Class 2
   2010                      23,884,459   0.78 to 2.97   55,834,052     0.00%       0.15% to 2.95%      25.17% to 27.38%
   2009                      26,575,350   0.62 to 2.23   48,836,671     0.00%       0.15% to 2.95%      20.97% to 24.41%
   2008                      26,981,361   0.58 to 1.90   40,752,236     0.00%       0.15% to 2.70%     -38.14% to -36.37%
   2007                      28,213,414   0.94 to 3.02   68,749,308     0.00%       0.15% to 2.70%     -18.22% to -15.89%
   2006                      31,079,363   1.93 to 3.64   93,072,931     0.00%       0.15% to 2.65%      27.23% to 30.44%

Invesco V.I. Basic Balanced
   2010                       1,106,920   0.77 to 1.16    1,250,111     1.70%       1.20% to 2.20%       4.64% to 6.49%
   2009                       1,226,941   0.75 to 1.09    1,296,909     4.93%       1.20% to 2.20%      29.66% to 31.95%
   2008                       1,408,989   0.72 to 0.82    1,126,428     3.92%       1.20% to 2.20%     -40.25% to -39.19%
   2007                       1,635,426   1.18 to 1.36    2,150,503     2.81%       1.20% to 2.20%      -1.04% to 0.72%
   2006                       1,682,930   1.17 to 1.35    2,198,381     1.70%       1.20% to 2.20%       7.87% to 8.95%

Invesco V.I. Capital Appreciation
   2010                       4,306,848   0.75 to 1.29    5,488,930     0.52%       1.20% to 2.40%      11.86% to 13.83%
   2009                       4,747,001   0.67 to 1.14    5,303,005     0.28%       1.20% to 2.40%      17.21% to 19.28%
   2008                       5,095,587   0.73 to 0.95    4,763,841     0.00%       1.20% to 2.40%     -44.30% to -43.31%
   2007                       5,401,297   1.29 to 1.68    8,887,199     0.00%       1.20% to 2.40%       8.47% to 10.39%
   2006                       4,316,788   1.17 to 1.52    6,368,765     0.00%       1.20% to 2.05%       6.69% to 7.71%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Invesco V.I. Core Equity
   2010                         880,424   0.90 to 1.45    1,240,874     0.88%       1.20% to 2.15%       6.07% to 7.95%
   2009                         431,118   0.85 to 1.34      535,283     1.70%       1.20% to 2.15%      24.26% to 26.46%
   2008                         425,082   0.85 to 1.06      417,167     1.83%       1.20% to 2.05%     -32.25% to -31.16%
   2007                         491,374   1.24 to 1.54      681,079     0.91%       1.20% to 2.05%       4.72% to 6.58%
   2006                         526,920   1.16 to 1.45      680,362     1.31%       1.20% to 1.85%      12.65% to 13.61%

Invesco V.I. Small Cap Equity
   2010                       9,905,379   0.82 to 0.95    9,371,107     0.00%       1.20% to 2.95%      24.49% to 26.69%
   2009                       8,208,727   0.67 to 0.75    6,130,150     0.17%       1.20% to 2.95%      17.38% to 19.45%
   2008                       3,987,569   0.62 to 0.63    2,492,896     0.00%       1.20% to 2.50%     -33.40% to -32.22%
   2007  (c)                     18,445   0.92 to 0.92       17,012     0.00%       1.20% to 1.35%      -8.12% to -7.77%

Alliance Bernstein International Value
   2010                       1,250,374   0.50 to 0.58      727,660     2.78%       1.20% to 2.50%       1.27% to 3.06%
   2009                       1,115,561   0.51 to 0.56      629,954     1.42%       1.20% to 2.50%      30.45% to 32.75%
   2008                         762,948   0.42 to 0.43      324,529     0.58%       1.20% to 2.50%     -54.65% to -53.84%
   2007  (c)                    869,782   0.92 to 0.92      801,533     0.00%       1.20% to 2.35%      -8.21% to -7.85%

American Century Income and Growth
   2010                       1,961,441   0.78 to 1.33    2,564,877     1.25%       1.20% to 2.05%      10.55% to 12.50%
   2009                       2,290,027   0.70 to 1.19    2,646,139     4.38%       1.20% to 2.05%      14.35% to 16.37%
   2008                       2,487,180   0.86 to 1.02    2,463,054     1.80%       1.20% to 2.05%     -36.63% to -35.51%
   2007                       2,953,275   1.35 to 1.58    4,507,503     1.52%       1.20% to 2.05%      -3.35% to -1.63%
   2006                       2,637,804   1.38 to 1.61    4,071,559     1.61%       1.20% to 2.40%      14.05% to 15.42%

American Century Inflation Protection
   2010                      19,708,146   1.00 to 1.15   22,710,216     1.61%       1.20% to 2.70%       2.05% to 3.85%
   2009                       9,811,848   1.00 to 1.11   10,887,625     2.16%       1.20% to 2.70%       7.04% to 8.93%
   2008                       3,803,193   1.00 to 1.02    3,874,597     4.47%       1.20% to 2.50%      -4.47% to -2.78%
   2007  (c)                    277,346       1.05          290,589     0.87%       1.20% to 2.50%       4.37% to 4.77%

American Century Ultra
   2010                      29,784,542   0.83 to 1.30   38,088,591     0.36%       1.20% to 2.65%      12.46% to 14.44%
   2009                      34,338,881   0.76 to 1.14   38,389,095     0.18%       1.20% to 2.65%      30.61% to 32.92%
   2008                      38,859,386   0.69 to 0.86   32,698,743     0.00%       1.20% to 2.65%     -43.35% to -42.35%
   2007                      44,724,508   1.22 to 1.49   65,262,845     0.00%       1.20% to 2.65%      17.31% to 19.39%
   2006                      49,027,147   1.02 to 1.24   59,948,454     0.00%       1.20% to 2.65%      -5.91% to -4.54%

American Century Value
   2010                      24,740,070   0.84 to 1.51   37,286,285     2.12%       1.20% to 2.70%       9.75% to 11.69%
   2009                      22,299,226   0.76 to 1.35   30,042,551     5.32%       1.20% to 2.70%      16.24% to 18.29%
   2008                      22,034,921   0.95 to 1.15   25,033,415     2.37%       1.20% to 2.40%     -28.94% to -27.68%
   2007                      26,229,715   1.32 to 1.58   41,139,485     1.33%       1.20% to 2.40%      -8.08% to -6.44%
   2006                      22,442,949   1.43 to 1.69   37,453,827     0.97%       1.20% to 2.40%      15.66% to 17.05%

Credit Suisse Trust International Equity Flex III
   2010                       2,166,826   0.53 to 0.60    1,206,483     0.09%       0.15% to 1.40%      10.48% to 11.87%
   2009                       1,961,418   0.48 to 0.54      972,528     2.60%       0.15% to 1.40%      30.14% to 31.77%
   2008                       2,132,210   0.37 to 0.41      807,441     1.79%       0.15% to 1.40%     -47.50% to -46.83%
   2007                       2,945,080   0.70 to 0.77    2,105,030     0.00%       0.15% to 1.40%      -5.30% to -4.10%
   2006                       3,841,868   0.74 to 0.80    2,884,479     0.00%       0.15% to 1.40%      11.63% to 13.03%

Fidelity VIP High Income
   2010                      12,022,272   1.00 to 1.16   13,923,147     8.59%       1.20% to 2.95%      10.37% to 12.32%
   2009                      10,101,068   0.93 to 1.03   10,415,296    11.25%       1.20% to 2.95%      39.29% to 41.75%
   2008                       3,724,521   0.72 to 0.73    2,709,193    22.35%       1.20% to 2.45%      -27.32 to -26.04%
   2007  (c)                    306,234       0.98          301,164    12.47%       1.20% to 1.70%      -2.04% to -1.66%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Fidelity VIP Contrafund
   2010                      30,850,378   0.88 to 1.83   49,917,591     1.00%       0.15% to 2.75%      13.53% to 16.75%
   2009                      34,359,074   0.78 to 1.59   47,529,919     1.09%       0.15% to 2.75%      31.53% to 35.26%
   2008                      40,119,116   0.59 to 1.19   40,927,704     0.73%       0.15% to 2.70%     -44.36% to -42.78%
   2007                      48,805,678   1.07 to 2.09   86,667,665     0.74%       0.15% to 2.70%      13.87% to 17.13%
   2006                      51,447,928   1.31 to 1.81   76,957,469     1.04%       0.15% to 2.65%       8.53% to 11.27%

Fidelity VIP Equity-Income
   2010                      72,688,985   0.76 to 1.39   97,695,774     1.57%       0.15% to 2.95%      13.32% to 14.75%
   2009                      82,024,548   0.68 to 1.21   96,969,954     2.05%       0.15% to 2.95%      26.11% to 29.69%
   2008                      90,768,049   0.54 to 0.95   83,389,905     2.35%       0.15% to 2.70%     -44.48% to -42.90%
   2007                      90,431,982   0.97 to 1.67  146,206,707     1.69%       0.15% to 2.70%      -1.69% to 1.12%
   2006                      87,448,728   1.41 to 1.67  140,581,409     3.47%       0.15% to 2.65%      16.80% to 19.75%

Fidelity VIP Mid-Cap
   2010                      17,746,574   1.02 to 3.06   46,844,861     0.29%       0.15% to 2.50%      24.84% to 28.38%
   2009                      19,820,447   0.82 to 2.38   41,221,565     0.45%       0.15% to 2.75%      35.69% to 39.54%
   2008                      22,931,881   1.90 to 2.83   34,594,716     0.24%       0.15% to 2.40%     -41.37% to -39.70%
   2007                      28,299,215   1.69 to 2.46   71,686,578     0.60%       0.15% to 2.40%      11.97% to 15.16%
   2006                      29,981,719   1.54 to 2.19   66,839,831     0.17%       0.15% to 2.40%       9.74% to 12.23%

Franklin Small Cap Value
   2010                       8,172,080   0.84 to 0.97    7,962,998     0.73%       1.20% to 2.50%      23.92% to 26.70%
   2009                       6,489,098   0.70 to 0.77    4,990,734     1.65%       1.20% to 2.50%      25.40% to 27.61%
   2008                       3,484,588   0.59 to 0.60    2,099,929     0.74%       1.20% to 2.50%     -34.97% to -33.82%
   2007  (c)                    211,401   0.91 to 0.91      192,513     0.00%       1.20% to 1.70%      -9.29% to -8.94%

Franklin Small Mid Cap
   2010                      10,173,115   0.86 to 1.76   11,377,504     0.00%       0.15% to 2.95%      24.50% to 27.43%
   2009                      11,687,234   0.69 to 1.40   10,276,216     0.00%       0.15% to 2.95%      39.40% to 43.36%
   2008                      13,142,015   0.48 to 0.99    7,977,310     0.00%       0.15% to 2.35%     -44.17% to -42.58%
   2007                      15,600,282   0.85 to 1.75   16,527,737     0.00%       0.15% to 2.35%       7.99% to 11.07%
   2006                      16,672,382   0.78 to 1.60   15,637,059     0.00%       0.15% to 2.20%       6.33% to 8.53%

Franklin Large Cap Growth Securities
   2010                       2,268,308   0.85 to 1.33    2,966,664     0.84%       1.20% to 2.50%       8.35% to 10.26%
   2009                       2,534,456   0.78 to 1.21    3,004,230     1.36%       1.20% to 2.50%      25.96% to 28.18%
   2008                       2,589,964   0.79 to 0.94    2,394,098     1.31%       1.20% to 2.35%     -36.44% to -35.31%
   2007                       3,040,952   1.23 to 1.46    4,340,490     0.73%       1.20% to 2.05%       3.12% to 4.96%
   2006                       3,243,739   1.19 to 1.39    4,410,887     0.77%       1.20% to 2.05%       8.65% to 9.58%

Franklin Mutual Shares Securities
   2010                       7,331,439   0.81 to 1.50   10,761,338     1.58%       1.20% to 2.50%       7.96% to 9.87%
   2009                       7,510,222   0.75 to 1.37    9,978,050     1.91%       1.20% to 2.75%      22.38% to 24.54%
   2008                       8,877,196   0.92 to 1.10    9,426,809     2.97%       1.20% to 2.40%     -38.94% to -37.86%
   2007                      10,454,284   1.49 to 1.77   17,767,090     1.40%       1.20% to 2.40%       0.45% to 2.24%
   2006                       8,579,505   1.47 to 1.73   14,165,241     2.05%       1.20% to 2.40%      15.58% to 16.97%

Templeton Developing Markets Securities
   2010                      13,676,523   1.00 to 3.39   36,261,321     1.62%       0.15% to 2.50%      14.17% to 17.41%
   2009                      15,439,856   0.88 to 2.92   34,996,159     4.38%       0.15% to 2.50%      67.58% to 72.33%
   2008                      17,281,325   0.87 to 1.71   22,945,107     2.71%       0.15% to 2.50%     -54.09% to -52.78%
   2007                      19,871,805   1.85 to 3.66   54,324,925     2.26%       0.15% to 2.50%      25.02% to 28.59%
   2006                      21,846,175   1.46 to 2.88   45,996,199     1.10%       0.15% to 2.40%      25.06% to 27.90%

Goldman Sachs VIT Government Income
   2010  (a)                  4,254,667   0.99 to 1.02    4,343,551     1.16%       1.20% to 2.45%       0.86% to 2.08%

Ibbotson Aggressive Growth
   2010                       3,077,827   0.73 to 0.84    2,591,343     0.33%       1.20% to 2.50%      11.86% to 13.84%
   2009                       2,216,149   0.66 to 0.73    1,639,509     0.00%       1.20% to 2.35%      22.66% to 25.77%
   2008                       1,413,673   0.58 to 0.59      831,533     0.00%       1.20% to 2.35%     -38.49% to -37.4%
   2007  (c)                    168,136   0.94 to 0.94      157,968     0.00%       1.20% to 2.05%      -6.40% to -6.04%

Ibbotson Balanced
   2010                      50,620,974   0.82 to 0.95   48,119,407     0.76%       1.20% to 2.50%       8.39% to 10.30%
   2009                      39,165,109   0.77 to 0.86   33,754,077     0.00%       1.20% to 2.50%      15.18% to 18.09%
   2008                      15,833,350   0.72 to 0.73   11,557,250     0.15%       1.20% to 2.50%     -26.26% to -24.96%
   2007  (c)                  4,019,160   0.97 to 0.97    3,909,238     0.00%       1.20% to 1.85%      -3.11% to -2.74%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Ibbotson Conservative
   2010                      10,120,630   0.91 to 1.06   10,678,149     1.36%       1.20% to 2.50%       3.29% to 5.11%
   2009                       7,167,271   0.90 to 1.00    7,193,958     0.00%       1.20% to 2.50%       4.42% to 6.97%
   2008                       1,853,596   0.93 to 0.94    1,740,048     0.00%       1.20% to 2.35%      -8.76% to -7.15%
   2007  (c)                     88,584   1.01 to 1.01       89,562     0.00%       1.20% to 1.50%       0.71% to 1.10%

Ibbotson Growth
   2010                      31,785,016   0.77 to 0.89   28,279,306     0.69%       1.20% to 2.70%      10.56% to 12.51%
   2009                      31,643,097   0.71 to 0.79   25,023,012     0.00%       1.20% to 2.70%      20.20% to 23.16%
   2008                      17,258,727   0.63 to 0.64   11,082,378     0.21%       1.20% to 2.70%     -33.61% to -32.43%
   2007  (c)                  1,310,459   0.95 to 0.95    1,245,414     0.00%       1.20% to 2.70%      -5.33% to -4.97%

Ibbotson Income and Growth
   2010                      23,640,738   0.86 to 1.00   23,619,392     0.58%       1.20% to 2.70%       5.72% to 7.58%
   2009                      16,421,587   0.83 to 0.92   15,250,083     0.00%       1.20% to 2.70%       9.21% to 11.94%
   2008                       6,436,622   0.81 to 0.83    5,340,597     0.00%       1.20% to 2.70%      -17.63 to -16.17%
   2007  (c)                    729,571   0.99 to 0.99      722,107     0.00%       1.20% to 2.20%      -1.41% to -1.03%

Invesco Van Kampen V.I. Capital Growth
   2010                         267,098   0.97 to 1.52      406,233     0.00%       1.20% to 2.00%      16.09% to 18.14%
   2009                         251,569   0.85 to 1.29      323,847     0.00%       1.20% to 2.25%      60.83% to 63.67%
   2008                         160,753   0.76 to 0.79      126,389     0.19%       1.20% to 1.80%     -50.60% to -49.72%
   2007                         143,628   1.29 to 1.56      224,575     0.00%       1.20% to 2.05%      13.23% to 15.24%
   2006                         314,658   1.32 to 1.36      427,206     0.00%       1.20% to 1.80%       0.80% to 1.40%

Invesco Van Kampen V.I. Comstock
   2010                       5,208,609   0.83 to 1.49    7,762,933     0.11%       1.20% to 2.45%      12.34% to 14.32%
   2009                       3,601,987       1.30        4,696,181     4.33%       1.20% to 2.40%      24.67% to 26.87%
   2008                       3,995,053       1.03        4,105,291     2.35%       1.20% to 2.40%     -37.67% to -36.57%
   2007                       4,535,803       1.62        7,347,962     1.60%       1.20% to 2.40%      -5.18% to -3.50%
   2006                       5,251,105       1.68        8,815,354     1.27%       1.20% to 2.40%      13.30% to 14.66%

Invesco Van Kampen V.I. Growth and Income
   2010                       2,239,525   0.86 to 1.57    3,510,924     0.10%       1.20% to 2.50%       8.93% to 10.85%
   2009                       2,357,482   0.79 to 1.41    3,334,033     3.62%       1.20% to 2.50%      20.50% to 22.63%
   2008                       2,383,791   0.99 to 1.16    2,749,148     1.80%       1.20% to 1.95%     -34.19% to -33.02%
   2007                       2,351,636   1.48 to 1.72    4,049,042     1.30%       1.20% to 2.05%      -0.47% to 1.29%
   2006                       2,218,664   1.48 to 1.72    3,771,279     0.86%       1.20% to 2.05%      13.63% to 14.59%

Invesco Van Kampen V.I. Mid Cap Value
   2010                         222,362   0.79 to 0.91      202,556     0.68%       1.20% to 2.15%      18.64% to 20.73%
   2009                          67,779       0.75           51,135     0.98%       1.20% to 2.15%      35.11% to 37.5%
   2008                          27,235       0.55           14,939     0.98%       1.20% to 1.70%     -43.13% to -42.12%
   2007  (c)                      3,000       0.95            2,840     0.00%            1.20%               -5.19%

Ivy Funds VIP Asset Strategy
   2010                      68,760,673   1.11 to 2.39  161,372,601     1.07%       1.20% to 2.50%       7.17% to 7.38%
   2009                      60,544,827   1.05 to 2.22  132,577,110     0.36%       1.20% to 2.75%      22.14% to 23.55%
   2008                      55,058,194   1.68 to 1.80   97,714,391     0.42%       1.20% to 2.50%     -27.96% to -26.68%
   2007                      52,183,053   2.28 to 2.46  126,457,794     0.76%       1.20% to 2.40%      39.90% to 42.39%
   2006                      38,914,368   1.62 to 1.73   66,306,387     2.99%       1.20% to 2.40%      17.31% to 18.72%

Ivy Funds VIP Balanced
   2010                      33,185,430   1.00 to 5.37  101,928,190     1.97%       0.15% to 2.30%      14.39% to 16.93%
   2009                      35,895,654   0.88 to 4.35   98,268,225     2.05%       0.15% to 2.40%       9.93% to 13.06%
   2008                      42,031,930   0.94 to 4.06  104,444,512     0.10%       0.15% to 2.40%     -23.30% to -21.12%
   2007                      50,447,892   1.21 to 5.15  162,224,826     1.31%       0.15% to 2.40%      10.34% to 13.49%
   2006                      58,000,608   1.08 to 4.54  171,844,690     1.29%       0.15% to 2.40%       8.58% to 11.04%

Ivy Funds VIP Bond
   2010                      60,470,600   0.90 to 1.22   73,637,615     2.84%       1.25% to 2.35%       3.58% to 4.72%
   2009                      31,415,109   0.90 to 1.16   36,529,292     3.67%       1.25% to 2.35%       4.68% to 5.83%
   2008                      29,782,793   1.04 to 1.10   32,722,740     0.08%       1.25% to 2.35%      -2.02% to -0.94%
   2007                      30,228,563   1.07 to 1.11   33,525,609     5.19%       1.25% to 2.35%       3.20% to 4.35%
   2006                      15,061,603   1.03 to 1.06   16,008,249     6.50%       1.25% to 2.35%       1.83% to 2.95%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Ivy Funds VIP Core Equity
   2010                      17,995,872   1.04 to 1.56   25,242,825     0.95%       0.15% to 2.35%      18.09% to 20.71%
   2009                      15,885,020   0.80 to 1.21   18,403,823     1.00%       0.15% to 2.35%      22.30% to 23.84%
   2008                      16,559,285   0.71 to 1.06   15,463,823     0.18%       0.15% to 2.30%     -35.68% to -34.87%
   2007                      17,320,461   1.11 to 1.65   24,728,855     0.67%       0.15% to 2.30%      12.43% to 13.86%
   2006                      15,585,074   0.98 to 1.46   19,334,568     0.96%       0.15% to 2.35%      15.36% to 16.81%

Ivy Funds VIP Dividend Income
   2010                      13,708,669   1.01 to 1.36   18,614,045     1.08%       1.25% to 2.35%      13.67% to 14.93%
   2009                      11,609,153   0.92 to 1.18   13,715,949     1.00%       1.25% to 2.35%      15.15% to 16.42%
   2008                      10,923,693   0.96 to 1.01   11,085,937     0.08%       1.25% to 2.35%     -37.41% to -36.71%
   2007                       9,777,825   1.54 to 1.60   15,679,135     1.03%       1.25% to 2.35%      13.99% to 15.26%
   2006                       6,955,649   1.35 to 1.39    9,676,972     1.61%       1.25% to 2.35%      13.23% to 14.48%

Ivy Funds VIP Energy
   2010                       6,718,777   0.99 to 1.23    8,245,039     0.30%       1.25% to 2.35%      19.13% to 20.45%
   2009                       7,518,486   0.86 to 1.02    7,660,413     0.00%       1.25% to 2.35%      37.22% to 38.73%
   2008                       5,993,076   0.71 to 0.73    4,401,263     0.10%       1.25% to 2.35%     -47.40% to -46.82%
   2007                       4,393,771   1.36 to 1.38    6,067,334     0.46%       1.25% to 2.35%       47.78 to 49.43%
   2006  (b)                  2,952,660   0.92 to 0.92    2,729,073     0.60%       1.25% to 2.35%      -8.27% to -7.59%

Ivy Funds VIP Global Natural Resources
   2010                      27,875,300   1.28 to 1.66   46,195,229     0.00%       1.20% to 2.35%      14.35% to 15.67%
   2009                      27,715,035   0.73 to 1.44   39,719,509     0.00%       1.20% to 2.75%      69.61% to 71.57%
   2008                      22,924,839   0.80 to 0.84   19,153,273     1.43%       1.20% to 1.25%     -61.94% to -61.92%
   2007                      19,598,260   2.20 to 2.20   43,008,879     0.03%       1.20% to 1.25%      41.71% to 41.78%
   2006                      14,086,395   1.55 to 1.55   21,801,639     4.75%       1.20% to 1.25%      23.94% to 24.00%

Ivy Funds VIP Growth
   2010                     101,181,117   0.76 to 4.39  169,966,718     0.62%       0.15% to 2.95%       9.97% to 12.41%
   2009                     102,589,393   0.69 to 3.95  158,767,856     0.38%       0.15% to 2.95%      23.38% to 26.88%
   2008                     105,047,013   0.55 to 3.15  134,044,256     0.00%       0.15% to 2.70%     -38.13% to -36.37%
   2007                     103,557,941   0.87 to 5.00  220,888,130     0.00%       0.15% to 2.70%      22.13% to 25.62%
   2006                      96,900,539   0.70 to 4.03  181,963,428     0.00%       0.15% to 2.40%       2.55% to 4.88%

Ivy Funds VIP High Income
   2010                      26,384,450   1.14 to 1.54   40,569,864     7.75%       1.25% to 2.35%      12.19% to 13.43%
   2009                      26,341,150   1.05 to 1.36   35,706,905     8.80%       1.25% to 2.35%      43.02% to 44.6%
   2008                      26,272,087   0.89 to 0.94   24,628,412     0.63%       1.25% to 2.35%     -23.64% to -22.79%
   2007                      26,091,156   1.17 to 1.21   31,678,297     9.41%       1.25% to 2.35%       1.44% to 2.56%
   2006                      16,649,803   1.15 to 1.18   19,709,878     9.28%       1.25% to 2.35%       7.71% to 8.90%

Ivy Funds VIP International Growth
   2010                      19,787,904   0.86 to 1.70   30,611,721     0.91%       1.20% to 2.70%      11.45% to 13.42%
   2009                      15,524,625   0.79 to 1.50   20,994,285     1.57%       1.20% to 2.65%      23.94% to 25.38%
   2008                      14,959,893   1.05 to 1.20   16,233,840     0.26%       1.20% to 2.65%     -43.83% to -42.84%
   2007                      14,528,126   1.84 to 2.09   27,733,328     0.63%       1.20% to 2.65%      17.75% to 19.84%
   2006                      11,709,857   1.49 to 1.75   18,821,964     0.76%       1.20% to 2.65%      17.83% to 19.55%

Ivy Funds VIP International Value
   2010                      80,708,859   0.87 to 4.80  187,763,575     1.37%       0.15% to 2.95%      12.51% to 13.92%
   2009                      83,831,899   1.00 to 3.53  175,751,468     3.64%       0.15% to 2.95%      35.06% to 36.76%
   2008                      91,548,635   0.59 to 3.08  143,413,748     0.50%       0.15% to 2.70%     -43.94% to -42.35%
   2007                      90,422,803   1.05 to 5.35  260,930,590     1.61%       0.15% to 2.70%       6.67% to 9.71%
   2006                      86,511,798   1.63 to 4.87  244,925,985     2.42%       0.15% to 2.65%      26.24% to 29.42%

Ivy Funds VIP Micro-Cap Growth
   2010                      11,630,747   0.96 to 2.33   20,514,465     0.00%       0.15% to 2.45%      37.59% to 40.64%
   2009                      10,358,930   0.86 to 1.58   13,119,313     0.00%       0.15% to 2.45%      38.01% to 41.08%
   2008                      10,701,507   0.77 to 1.17    9,901,671     0.00%       0.15% to 2.40%     -49.55% to -48.11%
   2007                      11,925,622   1.52 to 2.27   21,848,302     0.00%       0.15% to 2.40%       3.37% to 6.33%
   2006                      13,123,570   1.44 to 2.16   23,131,863     0.00%       0.15% to 2.40%       9.61% to 12.10%

Ivy Funds VIP Mid Cap Growth
   2010                       9,990,526   1.17 to 1.70   16,985,625     0.04%       1.20% to 2.35%      28.50% to 29.99%
   2009                      10,231,443   0.92 to 1.31   13,387,186     0.00%       1.20% to 2.25%      43.26% to 44.91%
   2008                       9,581,809   0.87 to 0.90    8,655,382     0.03%       1.20% to 2.35%     -38.09% to -36.99%
   2007                       8,723,502   1.39 to 1.44   12,512,092     0.02%       1.20% to 2.35%       9.32% to 11.27%
   2006                       6,455,194   1.27 to 1.29    8,325,225     0.48%       1.20% to 2.35%       5.62% to 7.27%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Ivy Funds VIP Money Market
   2010                       9,820,525   0.79 to 1.07   10,497,804     0.07%       1.25% to 2.10%      -2.25% to -1.16%
   2009                       9,728,906   0.84 to 1.08   10,522,716     1.04%       1.25% to 2.10%      -1.33% to -0.24%
   2008                      12,102,007   1.04 to 1.08   13,121,956     2.10%       1.25% to 2.10%      -0.20% to 0.91%
   2007                       9,354,619   1.04 to 1.07   10,051,617     4.49%       1.25% to 2.10%       2.18% to 3.31%
   2006                       5,235,493   1.02 to 1.04    5,445,238     4.40%       1.25% to 2.35%       1.91% to 3.04%

Ivy Funds VIP Pathfinder Aggressive
   2010                       8,413,753   0.90 to 1.01    8,511,526     1.06%       1.25% to 1.90%      12.85% to 14.10%
   2009                       5,104,375   0.82 to 0.89    4,525,820     0.31%       1.25% to 1.90%      20.45% to 21.78%
   2008  (d)                  1,105,277   0.72 to 0.73      804,674     0.00%       1.25% to 2.10%     -27.73% to -24.60%

Ivy Funds VIP Pathfinder Conservative
   2010                      25,934,863   0.92 to 1.04   26,885,261     0.91%       1.25% to 2.10%       6.84% to 8.02%
   2009                      18,729,559   0.89 to 0.96   17,974,424     0.07%       1.25% to 2.10%      10.33% to 11.55%
   2008  (d)                  4,122,218       0.86        3,546,357     0.00%       1.25% to 2.10%     -14.61% to -11.87%

Ivy Funds VIP Pathfinder Moderate
   2010                     127,486,896   0.91 to 1.03  131,104,397     0.62%       1.25% to 2.35%      10.02% to 11.23%
   2009                      96,308,869   0.86 to 0.92   89,041,069     0.18%       1.25% to 2.35%      15.21% to 16.49%
   2008  (d)                 29,480,212       0.79       23,397,108     0.00%       1.25% to 1.90%     -21.22% to -19.58%

Ivy Funds VIP Pathfinder Moderately Aggressive
   2010                     133,261,386   0.91 to 1.02  136,560,113     0.77%       1.25% to 2.35%      11.81% to 13.04%
   2009                     110,871,827   0.84 to 0.91  100,508,280     0.29%       1.25% to 1.90%      17.90% to 19.20%
   2008  (d)                 57,193,538       0.76       43,493,673     0.00%       1.25% to 1.90%     -24.52% to -20.55%

Ivy Funds VIP Pathfinder Moderately Conservative
   2010                      42,059,307   0.92 to 1.03   43,409,545     0.88%       1.25% to 1.90%       8.40% to 9.59%
   2009                      31,240,117   0.87 to 0.94   29,420,895     0.12%       1.25% to 1.90%      12.45% to 13.69%
   2008  (d)                 12,615,852       0.83       10,450,054     0.00%       1.25% to 1.75%     -17.78% to -14.70%

Ivy Funds VIP Real Estate Securities
   2010                       8,466,671   1.12 to 1.50   12,720,196     1.83%       1.25% to 2.35%      25.53% to 26.91%
   2009                       8,911,189   0.92 to 1.18   10,548,794     3.05%       1.25% to 2.35%      20.75% to 22.08%
   2008                       8,601,495   0.92 to 0.97    8,340,289     0.63%       1.25% to 2.35%     -37.53% to -36.84%
   2007                       7,952,898   1.48 to 1.53   12,208,099     0.60%       1.25% to 2.35%     -18.03% to -17.11%
   2006                       6,708,389   1.80 to 1.85   12,424,627     1.57%       1.25% to 2.35%      27.07% to 28.47%

Ivy Funds VIP Science & Technology
   2010                      21,345,781   1.06 to 1.98   39,710,933     0.00%       1.20% to 2.70%      10.14% to 11.41%
   2009                      20,646,570   0.97 to 1.77   34,550,914     0.36%       1.20% to 2.70%      39.66% to 42.13%
   2008                      19,133,648   0.70 to 1.25   22,555,230     0.00%       1.20% to 2.70%     -35.82% to -34.68%
   2007                      19,221,599   1.08 to 1.92   34,784,341     0.00%       1.20% to 2.70%      20.73% to 22.88%
   2006                      15,322,356   1.39 to 1.56   22,515,381     0.00%       1.20% to 2.35%       5.37% to 6.59%

Ivy Funds VIP Small Cap Growth
   2010                      33,197,076   1.01 to 3.29   63,551,777     0.00%       0.15% to 2.50%      25.86% to 28.66%
   2009                      34,388,501   0.81 to 2.18   52,738,867     0.43%       0.15% to 2.50%      30.81% to 34.52%
   2008                      37,529,732   0.87 to 1.90   44,094,242     0.00%       0.15% to 2.70%     -40.95% to -39.27%
   2007                      41,103,063   1.45 to 3.13   82,811,851     0.00%       0.15% to 2.40%      10.20% to 13.35%
   2006                      44,322,293   1.26 to 2.76   83,041,675     0.00%       0.15% to 2.40%       2.57% to 4.90%

Ivy Funds VIP Small Cap Value
   2010                      36,608,933   1.04 to 2.57   67,867,012     0.07%       0.15% to 2.70%      23.48% to 26.22%
   2009                      40,042,460   0.91 to 1.81   60,056,321     0.00%       0.15% to 2.70%      26.15% to 28.95%
   2008                      44,946,126   0.71 to 1.58   53,397,984     0.19%       0.15% to 2.70%     -28.29% to -26.24%
   2007                      47,271,321   0.99 to 2.14   78,856,874     0.01%       0.15% to 2.70%      -6.93% to -4.27%
   2006                      40,639,526   1.30 to 2.24   74,928,999     5.63%       0.15% to 2.40%      14.08% to 16.67%

Ivy Funds VIP Value
   2010                      50,156,311   0.90 to 2.98   75,268,894     0.89%       0.15% to 2.35%      15.95% to 18.53%
   2009                      52,735,801   0.78 to 2.12   68,217,574     2.11%       0.15% to 2.40%      24.88% to 26.45%
   2008                      59,158,482   0.80 to 1.99   61,756,776     0.24%       0.15% to 2.40%     -35.74% to -33.91%
   2007                      57,900,115   1.22 to 3.01   96,870,414     1.00%       0.15% to 2.40%      -1.08% to 1.74%
   2006                      49,926,067   1.21 to 2.96   90,006,872     1.81%       0.15% to 2.40%      14.12% to 16.71%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Janus Aspen Balanced
   2010                       8,252,990   1.07 to 1.65   13,518,058     2.61%       1.20% to 2.50%       4.98% to 6.83%
   2009                       7,270,901   1.02 to 1.54   11,107,482     2.73%       1.20% to 2.50%      21.93% to 24.08%
   2008                       7,614,609   1.09 to 1.24    9,393,404     2.48%       1.20% to 2.50%     -18.50% to -17.06%
   2007                       7,373,611   1.34 to 1.50   10,957,551     2.36%       1.20% to 2.40%       7.06% to 8.96%
   2006                       6,305,930   1.24 to 1.38    8,590,996     2.16%       1.20% to 2.40%       7.80% to 9.10%

Janus Aspen Forty
   2010                      24,729,258   0.93 to 1.79   32,099,720     0.22%       0.15% to 2.50%       3.39% to 6.32%
   2009                      26,651,654   0.90 to 1.70   31,787,528     0.01%       0.15% to 2.50%      41.77% to 45.80%
   2008                      28,375,705   0.63 to 1.18   22,841,114     0.01%       0.15% to 2.50%     -45.93% to -44.39%
   2007                      28,478,032   1.14 to 2.15   39,713,870     0.18%       0.15% to 2.50%      32.64% to 36.43%
   2006                      28,991,427   0.85 to 1.61   28,229,563     0.14%       0.15% to 2.40%       6.54% to 8.95%

Janus Aspen Overseas
   2010                      33,766,643   1.10 to 3.78   96,607,035     0.54%       0.15% to 2.95%      21.39% to 24.83%
   2009                      37,817,405   0.90 to 3.06   86,722,726     0.41%       0.15% to 2.95%      73.87% to 78.80%
   2008                      41,282,564   0.52 to 1.73   53,430,276     1.11%       0.15% to 2.70%     -53.62% to -52.30%
   2007                      40,245,482   1.12 to 3.67  100,344,367     0.46%       0.15% to 2.70%      24.28% to 27.83%
   2006                      38,154,750   1.33 to 2.98   70,769,139     1.92%       0.15% to 2.40%      28.50% to 31.74%

Janus Aspen Mid Cap Value
   2010                       6,908,947   0.87 to 1.01    6,978,182     0.59%       1.20% to 2.95%      12.02% to 13.99%
   2009                       4,695,146   0.80 to 0.89    4,160,561     0.39%       1.20% to 2.95%      29.05% to 31.33%
   2008                       2,426,938   0.66 to 0.67    1,637,839     1.10%       1.20% to 2.50%     -30.04% to -28.8%
   2007  (c)                     14,800   0.95 to 0.95       14,020     2.06%       1.20% to 1.45%      -5.63% to -5.27%

MFS Investors Growth Stock
   2010                      18,014,982   0.92 to 1.41   25,236,497     0.27%       1.20% to 2.95%       8.89% to 10.81%
   2009                      15,441,205   0.86 to 1.27   19,483,437     0.42%       1.20% to 2.95%      35.05% to 37.44%
   2008                      13,016,135   0.64 to 0.92   11,920,628     0.26%       1.20% to 2.70%     -38.82% to -37.73%
   2007                       6,385,813   1.04 to 1.48    9,310,158     0.04%       1.20% to 2.20%       7.78% to 9.69%
   2006                       1,355,889   1.11 to 1.35    1,677,748     0.00%       1.20% to 1.85%       4.98% to 6.03%

MFS Mid Cap Growth
   2010                         608,438   0.81 to 1.38      780,036     0.00%       1.20% to 2.20%      25.45% to 27.66%
   2009                         591,349   0.66 to 1.08      583,849     0.00%       1.20% to 2.15%      37.14% to 39.56%
   2008                         663,123   0.57 to 0.77      472,354     0.00%       1.20% to 2.15%     -53.01% to -52.17%
   2007                         724,356   1.19 to 1.62    1,056,931     0.00%       1.20% to 2.15%        6.31 to 8.20%
   2006                         939,148   1.10 to 1.49    1,275,178     0.00%       1.20% to 2.15%       0.13% to 1.08%

MFS New Discovery
   2010                       4,946,291   1.19 to 2.04    9,502,931     0.00%       1.20% to 2.65%      31.99% to 34.32%
   2009                       5,870,471   0.90 to 1.52    8,419,215     0.00%       1.20% to 2.65%      58.19% to 60.98%
   2008                       6,685,901   0.69 to 0.94    5,988,120     0.00%       1.20% to 2.65%     -41.28% to -40.24%
   2007                       7,675,209   1.18 to 1.58   11,537,308     0.00%       1.20% to 2.65%      -0.74% to 1.02%
   2006                       8,630,122  1.18 to 1.546   12,857,934     0.00%       1.20% to 2.65%       9.91% to 11.52%

MFS Value
   2010                      38,521,743   0.86 to 1.59   60,992,462     1.28%       1.20% to 2.95%       7.99% to 9.89%
   2009                      34,639,045   0.80 to 1.45   49,776,316     1.15%       1.20% to 2.95%      18.89% to 20.99%
   2008                      25,739,165   1.02 to 1.20   30,518,589     0.93%       1.20% to 2.70%     -34.70% to -33.55%
   2007                      12,264,716   1.53 to 1.80   21,698,162     0.58%       1.20% to 2.20%       4.45% to 6.30%
   2006                       4,636,899   1.45 to 1.70    7,400,998     1.58%       1.20% to 2.30%      17.89% to 19.07%

Neuberger AMT Socially Responsive
   2010                         518,257   0.78 to 0.91      470,876     0.03%       1.20% to 2.35%      19.20% to 21.30%
   2009                         258,161   0.68 to 0.75      193,379     1.84%       1.20% to 2.35%      27.49% to 29.74%
   2008                         257,256       0.58          148,517     2.30%       1.20% to 2.35%     -41.19% to -40.15%
   2007  (c)                     12,411       0.96           11,969     0.01%            1.20%               -3.54%

Oppenheimer Capital Appreciation
   2010                       2,287,883   0.81 to 1.32    2,925,090     0.00%       1.20% to 2.40%       5.97% to 7.84%
   2009                       2,620,587   0.77 to 1.23    3,082,685     0.01%       1.20% to 2.40%      39.96% to 42.43%
   2008                       2,986,884   0.70 to 0.86    2,451,872     0.00%       1.20% to 2.40%     -47.25% to -46.31%
   2007                       3,059,341   1.31 to 1.60    4,622,217     0.01%       1.20% to 2.40%      10.53% to 12.49%
   2006                       4,050,875   1.17 to 1.42    5,448,645     0.19%       1.20% to 2.40%       5.13% to 6.40%

                            VARIABLE ANNUITY ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

                                          AT DECEMBER 31                        FOR THE YEARS ENDED DECEMBER 31
                            ---------------------------------------  -----------------------------------------------------
                                           UNIT FAIR                 INVESTMENT
                               UNITS     VALUE LOWEST                 INCOME       EXPENSE RATIO         TOTAL RETURN
                            OUTSTANDING   TO HIGHEST    NET ASSETS     RATIO*    LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
                            ---------------------------------------  -----------------------------------------------------
Oppenheimer High Income
   2010                      51,073,165   0.25 to 0.41   20,876,097     6.12%       1.20% to 2.70%      11.12% to 13.08%
   2009                      55,985,903   0.23 to 0.36   20,242,547     0.00%       1.20% to 2.70%      22.29% to 24.44%
   2008                      42,456,558   0.21 to 0.29   12,331,928     7.23%       1.20% to 2.70%     -79.20% to -78.83%
   2007                      29,758,272   0.99 to 1.38   40,749,362     6.35%       1.20% to 2.70%      -3.38% to -1.66%
   2006                      23,765,470   1.15 to 1.40   33,078,290     6.63%       1.20% to 2.65%       6.38% to 7.93%
Oppenheimer Main Street Small Cap
   2010                         551,148   0.79 to 0.91      503,518     0.32%       1.20% to 2.50%      19.49% to 21.59%
   2009                         345,848   0.68 to 0.75      259,853     0.48%       1.20% to 2.15%      32.90% to 35.25%
   2008                         240,439   0.55 to 0.56      133,567     0.05%       1.20% to 2.00%     -39.81% to -38.75%
   2007  (c)                     10,657       0.91            9,661     0.00%           1.20%                -9.31%

Oppenheimer International Growth
   2010                       2,374,859   0.86 to 2.30    5,214,856     1.04%       1.20% to 2.30%      11.29% to 13.25%
   2009                       2,550,767   0.77 to 2.03    4,884,950     1.21%       1.20% to 2.30%      35.01% to 37.40%
   2008                       2,825,179   1.05 to 1.53    3,893,368     0.74%       1.20% to 2.35%     -44.73% to -43.75%
   2007                       3,248,598   1.91 to 2.63    7,866,794     0.66%       1.20% to 2.35%       9.69% to 11.64%
   2006                       3,501,651   1.69 to 2.45    7,613,127     0.36%       1.20% to 2.35%      26.26% to 27.71%

PIMCO Funds VIT Low Duration
   2010  (a)                  8,930,847   0.99 to 1.02    9,089,634     1.18%       1.20% to 2.45%       0.59% to 1.77%

PIMCO Funds VIT Total Return
   2010  (a)                 17,510,432   1.00 to 1.03   18,092,641     1.58%       1.20% to 2.45%       2.15% to 3.36%

Putnam VT Growth and Income
   2010                       1,023,986   0.76 to 1.28    1,254,913     1.52%       1.20% to 2.45%      11.05% to 13.01%
   2009                       1,088,479   0.69 to 1.13    1,177,270     2.69%       1.20% to 2.05%      26.04% to 28.26%
   2008                       1,709,810   0.75 to 0.88    1,461,765     2.11%       1.20% to 2.05%      -40.49 to -39.43%
   2007                       1,817,124   1.23 to 1.45    2,549,213     1.25%       1.20% to 2.05%      -8.79% to -7.17%
   2006                       1,766,558   1.33 to 1.59    2,662,682     1.43%       1.20% to 2.05%      13.57% to 14.53%

Putnam VT International Equity
   2010                       4,345,396   0.72 to 1.59    6,608,980     3.53%       1.20% to 2.70%       6.83% to 8.71%
   2009                       4,911,722   0.67 to 1.46    6,865,855     0.00%       1.20% to 2.70%      21.01% to 23.15%
   2008                       5,530,340   0.56 to 1.19    6,272,223     2.19%       1.20% to 2.70%     -45.59% to -44.62%
   2007                       6,299,982   1.75 to 2.14   12,899,782     2.83%       1.20% to 2.70%       5.20% to 7.07%
   2006                       6,948,503   1.64 to 2.02   13,285,151     0.62%       1.20% to 2.65%      24.39% to 26.20%

Putnam VT Multi-Cap Growth
   2010                         269,361   0.91 to 1.55      393,105     0.33%       1.20% to 2.05%      16.08% to 18.13%
   2009                         251,101   0.78 to 1.31      307,466     0.35%       1.20% to 2.05%      28.30% to 30.56%
   2008                         304,119   0.79 to 1.00      288,490     0.00%       1.20% to 2.05%     -40.53% to -39.48%
   2007                         419,456   1.31 to 1.66      661,091     0.00%       1.20% to 2.05%       2.65% to 4.47%
   2006                         299,022   1.25 to 1.59      438,433     0.00%       1.20% to 2.05%       6.36% to 7.27%

Putnam VT Equity Income
   2010                       1,779,712   0.68 to 1.23    2,125,639     1.91%       1.20% to 2.30%       9.33% to 11.26%
   2009                       1,701,127   0.96 to 1.11    1,837,650     3.91%       1.20% to 2.30%      25.43% to 27.65%
   2008                       1,907,477   0.72 to 0.87    1,611,623     2.00%       1.20% to 2.30%     -46.37% to -45.42%
   2007                       2,375,183   1.34 to 1.59    3,687,878     1.09%       1.20% to 2.30%      -7.67% to -6.03%
   2006                       2,298,449   1.44 to 1.75    3,784,208     1.02%       1.20% to 2.30%      13.38% to 14.63%

Putnam VT Voyager
   2010                       1,520,611   1.07 to 1.66    2,401,335     1.00%       1.20% to 2.20%      17.29% to 19.36%
   2009                         836,915   0.94 to 1.39    1,073,552     0.68%       1.20% to 1.85%      59.14% to 61.94%
   2008                         653,571   0.70 to 0.86      523,404     0.00%       1.20% to 1.85%     -38.87% to -37.79%
   2007                         705,995   1.12 to 1.38      902,318     0.00%       1.20% to 1.85%       2.44% to 4.25%
   2006                         786,444   1.08 to 1.33      972,828     0.11%       1.20% to 1.85%       3.51% to 4.18%

Morgan Stanley UIF Emerging Markets Equity
   2010                       6,972,718   0.71 to 0.82    5,700,989     0.56%       1.20% to 2.70%      15.49% to 17.53%
   2009                       4,766,549   0.63 to 0.70    3,315,951     0.00%       1.20% to 2.70%      65.17% to 68.09%
   2008                       2,528,192       0.41        1,046,315     0.00%       1.20% to 2.05%     -58.00% to -57.26%
   2007  (c)                    560,416       0.97          542,659     0.00%       1.20% to 2.05%      -3.55% to -3.17%

                            VARIABLE ANNUITY ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7)  FINANCIAL HIGHLIGHTS - CONTINUED

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and administrative charges, that result in direct reduction in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

** This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in the a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)  Period from April 30, 2010 (commencement of operations) to December 31,
     2010.

(b)  Period from May 1, 2006 (commencement of operations) to December 31, 2006.

(c) Period from October 12, 2007 (commencement of operations) to December 31, 2007.

(d)  Period from May 1, 2008 (commencement of operations) to December 31, 2008.

              MINNESOTA LIFE INSURANCE COMPANY
                      AND SUBSIDIARIES


             Consolidated Financial Statements
                And Supplementary Schedules

             December 31, 2010, 2009 and 2008

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder
Minnesota Life Insurance Company:



We have audited the accompanying consolidated balance sheets of Minnesota Life Insurance Company and subsidiaries (collectively, the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Minnesota Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

As discussed in note 4 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investment securities due to the adoption of FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," (included in FASB ASC Topic 320, "Investments-Debt and Equity Securities"), as of January 1, 2009.

/s/ KPMG

March 7, 2011

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     Consolidated Balance Sheets
                      December 31, 2010 and 2009
                            (In thousands)

ASSETS                                                                                 2010                         2009
                                                                                 --------------           --------------
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost $8,683,191 and $7,886,327)   $    9,140,051           $    7,965,268
Equity securities, at fair value (cost $185,274 and $242,238)                           216,820                  283,105
Mortgage loans, net                                                                   1,276,154                1,263,581
Finance receivables, net                                                                197,856                  190,925
Policy loans                                                                            339,127                  340,362
Alternative investments (cost $447,022 and $445,213)                                    506,294                  470,424
Fixed maturity securities on loan, at fair value
  (amortized cost $51,469 and $58,530)                                                   54,071                   58,891
Equity securities on loan, at fair value (cost $8,624 and $15,563)                       10,284                   19,362
Derivative instruments                                                                  165,290                   47,469
Other invested assets                                                                    59,688                   54,816
                                                                                 --------------           --------------
  Total investments                                                                  11,965,635               10,694,203

Cash and cash equivalents                                                               336,321                  325,482
Securities held as collateral                                                            33,274                   40,170
Deferred policy acquisition costs                                                       887,142                  892,801
Accrued investment income                                                               110,267                   97,172
Premiums and fees receivable                                                            166,377                  169,966
Property and equipment, net                                                              77,010                   79,013
Income tax recoverable:
  Current                                                                                     -                    5,472
Reinsurance recoverables                                                                903,743                  865,206
Goodwill and intangible assets, net                                                      43,977                   44,916
Other assets                                                                             72,807                   75,685
Separate account assets                                                              13,199,636               11,447,608
                                                                                 --------------           --------------
  Total assets                                                                   $   27,796,189           $   24,737,694
                                                                                  =============           ==============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Policy and contract account balances                                             $    6,738,810            $   6,108,503
Future policy and contract benefits                                                   2,699,561                2,606,628
Pending policy and contract claims                                                      318,592                  313,027
Other policyholder funds                                                                743,387                  734,756
Policyholder dividends payable                                                           39,202                   41,481
Unearned premiums and fees                                                              207,966                  239,918
Pension and other postretirement benefits                                                12,033                  146,985
Income tax liability:
  Current                                                                                42,889                        -
  Deferred                                                                              244,662                   69,931
Securities in transit                                                                   159,380                   90,645
Other liabilities                                                                       413,939                  418,879
Notes payable                                                                           120,000                  125,000
Separate account liabilities                                                         13,199,636               11,447,608
                                                                                 --------------           --------------
  Total liabilities                                                                  24,940,057               22,343,361
                                                                                 --------------           --------------

Stockholder's equity:
Common stock, $1 par value, 5,000,000 shares authorized,
  issued and outstanding                                                                  5,000                    5,000
Additional paid in capital                                                              179,522                  179,522
Accumulated other comprehensive income (loss)                                           270,553                  (34,306)
Retained earnings                                                                     2,401,057                2,244,117
                                                                                 --------------           --------------
  Total stockholder's equity                                                          2,856,132                2,394,333
                                                                                 --------------           --------------
   Total liabilities and stockholder's equity                                    $   27,796,189            $  24,737,694
                                                                                 ==============           ==============

See accompanying notes to consolidated financial statements.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               Consolidated Statements of Operations
            Years ended December 31, 2010, 2009 and 2008
                          (In thousands)

                                                                      2010             2009             2008
                                                                -------------    -------------    --------------
Revenues:

Premiums                                                        $   1,433,088    $   1,681,089    $    1,862,276
Policy and contract fees                                              523,120          510,440           503,990
Net investment income                                                 585,956          543,115           529,216
Net realized investment gains (losses)
Other-than-temporary-impairments on fixed maturity securities         (31,862)         (87,795)         (212,751)
Other-than-temporary-impairments on fixed maturity securities
transferred to other comprehensive income (loss)                        9,608           42,987                 -
Other net realized investment gains (losses)                           63,175           74,825          (271,120)
                                                                -------------    -------------    --------------
Total net realized investment gains (losses)                           40,921           30,017          (483,871)
Finance charge income                                                  58,059           53,777            53,286
Commission income                                                      91,181           78,400            73,623
Other income                                                           31,287           28,744            27,759
                                                                -------------    -------------    --------------
  Total revenues                                                    2,763,612        2,925,582         2,566,279
                                                                -------------    -------------    --------------

Benefits and expenses:

Policyholder benefits                                               1,469,524        1,725,209         1,853,322
Interest credited to policies and contracts                           331,073          324,514           289,189
General operating expenses                                            503,563          497,204           482,556
Commissions                                                           230,629          183,753           176,009
Administrative and sponsorship fees                                    62,319           58,407            64,400
Dividends to policyholders                                              9,475           10,898            10,891
Interest on notes payable                                              10,184           10,236            10,419
Amortization of deferred policy acquisition costs                     214,539          197,505           237,581
Capitalization of policy acquisition costs                           (292,604)        (245,976)         (218,047)
                                                                -------------    -------------    --------------
  Total benefits and expenses                                       2,538,702        2,761,750         2,906,320
                                                                -------------    -------------    --------------
  Income (loss) from operations before taxes                          224,910          163,832          (340,041)

Income tax expense (benefit):
Current                                                                51,991           28,736           (71,898)
Deferred                                                                4,979           22,833           (19,638)
                                                                -------------    -------------    --------------
  Total income tax expense (benefit)                                   56,970           51,569           (91,536)
                                                                -------------    -------------    --------------
  Net income (loss)                                             $     167,940    $     112,263    $     (248,505)
                                                                =============    =============    ==============












See accompanying notes to consolidated financial statements.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
     Consolidated Statements of Changes in Stockholder's Equity
            Years ended December 31, 2010, 2009 and 2008
                          (In thousands)

                                                                                 ACCUMULATED
                                                               ADDITIONAL           OTHER                               TOTAL
                                                 COMMON         PAID IN         COMPREHENSIVE        RETAINED       STOCKHOLDER'S
                                                 STOCK          CAPITAL         INCOME (LOSS)        EARNINGS          EQUITY
                                             ------------   ---------------   -----------------    -------------    -------------
2008:
Balance, beginning of year                   $      5,000   $        95,632   $         116,573    $   2,376,453    $   2,593,658

 Comprehensive loss:
  Net loss                                              -                 -                   -         (248,505)        (248,505)
  Other comprehensive loss                              -                 -            (537,109)               -         (537,109)
                                                                                                                    -------------
   Total comprehensive loss                                                                                              (785,614)

 Changes in accounting principle                        -                 -                  89           (1,277)          (1,188)

 Dividends to stockholder                               -                 -                   -          (74,500)         (74,500)
 Contributions to additional paid in capital            -            83,890                   -                -           83,890
                                             ------------   ---------------   -----------------    -------------    -------------
Balance, end of year                         $      5,000   $       179,522   $        (420,447)   $   2,052,171    $   1,816,246
                                             ============   ===============   =================    =============    =============

2009:
Balance, beginning of year                   $      5,000   $       179,522   $        (420,447)   $   2,052,171    $   1,816,246

 Comprehensive income:
  Net income                                            -                 -                   -          112,263          112,263
  Other comprehensive income                            -                 -             442,924                -          442,924
                                                                                                                    -------------
   Total comprehensive income                                                                                             555,187

 Changes in accounting principle                        -                 -             (56,783)          87,683           30,900

 Dividends to stockholder                               -                 -                   -           (8,000)          (8,000)
                                             ------------   ---------------   -----------------    -------------    -------------
Balance, end of year                         $      5,000   $       179,522   $         (34,306)   $   2,244,117    $   2,394,333
                                             ============   ===============   =================    =============    =============

2010:
Balance, beginning of year                   $      5,000   $       179,522   $         (34,306)   $   2,244,117    $   2,394,333

 Comprehensive income:
  Net income                                            -                 -                   -          167,940          167,940
  Other comprehensive income                            -                 -             206,578                -          206,578
                                                                                                                    -------------
   Total comprehensive income                                                                                             374,518

 Transfer of benefit plans to parent company            -                 -              98,281                -           98,281

 Dividends to stockholder                               -                 -                   -          (11,000)         (11,000)
                                             ------------   ---------------   -----------------    -------------    -------------
 Balance, end of year                        $      5,000   $       179,522   $         270,553    $   2,401,057    $   2,856,132
                                             ============   ===============   =================    =============    =============


















See accompanying notes to consolidated financial statements.
                           4

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               Consolidated Statements of Cash Flows
            Years ended December 31, 2010, 2009 and 2008
                          (In thousands)

CASH FLOWS FROM OPERATING ACTIVITIES                            2010                 2009                 2008
                                                           ------------        ------------          -----------
Net income (loss)                                          $    167,940        $    112,263          $  (248,505)
Adjustments to reconcile net income (loss) to net cash
 provided by (used for) operating activities:
  Interest credited to annuity and insurance contracts          282,090             281,163              258,007
  Fees deducted from policy and contract balances              (369,059)           (364,474)            (338,399)
  Change in future policy benefits                               89,764              88,865              295,464
  Change in other policyholder liabilities, net                 119,947              44,425               27,196
  Amortization of deferred policy acquisition costs             214,539             197,505              237,581
  Capitalization of policy acquisition costs                   (292,604)           (245,976)            (218,047)
  Change in premiums and fees receivable                          3,589              12,803              (10,990)
  Deferred tax provision                                          8,501              22,833              (19,638)
  Change in income tax assets / liabilities - current            48,361              67,817              (91,547)
  Net realized investment losses (gains)                        (40,921)            (30,017)             483,871
  Change in reinsurance recoverables                            (38,537)            (15,597)             (29,498)
  Other, net                                                     16,990             (24,080)             (25,538)
                                                           ------------        ------------          -----------
     Net cash provided by operating activities                  210,600             147,530              319,957
                                                           ------------        ------------          -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities                                   2,512,147           1,624,832            1,530,573
  Equity securities                                             181,367             329,379              379,806
  Alternative investments                                        64,942              19,365               26,065
  Derivative instruments                                        176,461             139,037              120,445
  Other invested assets                                           1,043                 668                  901
Proceeds from maturities and repayments of:
  Fixed maturity securities                                     843,350             737,631              570,415
  Mortgage loans                                                 77,478              96,375              109,559
Purchases and originations of:
  Fixed maturity securities                                  (4,133,892)         (3,554,931)          (2,434,610)
  Equity securities                                             (87,511)           (156,242)            (265,118)
  Mortgage loans                                               (105,237)           (109,810)            (112,527)
  Alternative investments                                       (62,278)            (43,612)            (110,756)
  Derivative instruments                                       (265,575)           (172,338)            (127,450)
  Other invested assets                                            (324)               (862)                 (79)
Finance receivable originations or purchases                   (140,157)           (131,521)            (131,565)
Finance receivable principal payments                           124,371             115,880              116,363
Securities in transit                                            71,285             (16,582)              38,598
Other, net                                                      (47,654)            (44,455)             (40,981)
                                                           ------------        ------------          -----------
     Net cash used for investing activities                    (790,184)         (1,167,186)            (330,361)
                                                           ------------        ------------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance contracts          2,605,466           2,742,147            2,551,249
Withdrawals from annuity and insurance contracts             (1,994,110)         (1,977,430)          (2,171,046)
Change in amounts drawn in excess of cash balances                3,486              10,296               (1,834)
Contributed capital                                                   -                   -               11,307
Payment on debt                                                  (5,000)                  -                    -
Dividends paid to stockholder                                   (11,000)             (8,000)             (74,500)
Other, net                                                       (8,419)              1,226                6,206
                                                           ------------        ------------          -----------
     Net cash provided by financing activities                  590,423             768,239              321,382
                                                           ------------        ------------          -----------

Net increase (decrease) in cash and cash equivalents             10,839            (251,417)             310,978
Cash and cash equivalents, beginning of year                    325,482             576,899              265,921
                                                           ------------        ------------          -----------
Cash and cash equivalents, end of year                     $    336,321        $    325,482          $   576,899
                                                           ============        ============          ===========


See accompanying notes to consolidated financial statements.

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

               Notes to Consolidated Financial Statements
                   December 31, 2010, 2009 and 2008


(1) NATURE OF OPERATIONS

ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian
Financial Group, Inc. (SFG)) and its wholly-owned subsidiaries.   Minnesota
Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

The Company, which primarily operates in the United States, has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Institution Group, Group Insurance, and Retirement. Revenues, including net realized investment gains and losses, for these strategic business units and revenues reported by the Company's subsidiaries and corporate product line for the years ended December 31 were as follows:

IN THOUSANDS                                   2010                 2009               2008
------------                                ----------           ----------         ----------
Individual Financial Security               $  545,589           $  500,785         $  427,726
Financial Institution Group                    311,064              301,743            294,932
Group Insurance                              1,274,692            1,513,190          1,424,342
Retirement                                     481,696              460,047            447,154
                                            ----------           ----------         ----------
   Total strategic business units            2,613,041            2,775,765          2,594,154
Subsidiaries and corporate product line        150,571              149,817            (27,875)
                                            ----------           ----------         ----------
   Total                                    $2,763,612           $2,925,582         $2,566,279
                                            ==========           ==========         ==========


The Company serves more than nine million people through more than 5,000 home office associates and field representatives located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements include the accounts of Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period.
Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements, and such changes in estimates are generally recorded on the consolidated statements of operations in the period in which they are made.

The most significant estimates include those used in determining the balance and amortization of deferred policy acquisition costs for traditional and nontraditional insurance products, policyholder liabilities, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, income taxes, goodwill, intangible assets, and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

INSURANCE REVENUES AND EXPENSES

Premiums on traditional life insurance products, which include individual whole life and term insurance and immediate annuities, are recognized as revenue when due. For accident and health and group life insurance products, premiums are recognized as revenue over the contract period when earned. To the extent that this revenue is unearned, it is reported as part of unearned premiums and fees on the consolidated balance sheets. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policyholder benefits and the amortization of deferred policy acquisition costs.

Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenue from nontraditional life insurance products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders and is assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Deferred policy acquisition costs are amortized relative to the emergence of estimated gross profits.

Any premiums on both traditional and nontraditional products due as of the date of the consolidated financial statements that have not yet been received and posted are included in premiums and fees receivable on the consolidated balance sheets.

Certain nontraditional life insurance products, specifically individual adjustable and variable life insurance, require payment of fees in advance for services that will be rendered over the estimated lives of the policies. These payments are established as unearned revenue reserves upon receipt and are included in unearned premiums and fees on the consolidated balance sheets. These unearned revenue reserves are amortized over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profits.

COMMISSION INCOME

Commission income on insurance products is recognized as earned, net of the amount required to be remitted to the various underwriters responsible for providing the policy. Commissions are refunded on cancelled policies based on the unearned portion of the premium payments.

Commission income on investment related products is recognized on the date of sale. Related commission expense due to agents on such sales is also recognized on the date of sale.

ADMINISTRATIVE AND SPONSORSHIP FEES

The Company pays administrative fees to financial institutions for administrative duties performed including, but not limited to, collection and remittance of premium, assistance with premium billing, communication with loan customers and other additional clerical functions. The expense is estimated and accrued on a quarterly basis based on recent historical experience and is trued up at each profit sharing year-end which occur throughout the year. The Company also pays certain financial institutions sponsorship fees which are primarily based on the loss experience of the business placed by the financial institution with the Company.

VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME

Fixed maturity securities, which may be sold prior to maturity and include fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Premiums and discounts are amortized or accreted using the interest yield method. The Company recognizes the excess of all cash flows over the initial investment attributable to its beneficial interest in asset-backed securities estimated at the acquisition/transaction date as interest income over the life of the Company's beneficial interest using the effective interest yield method. The Company does not accrete the discount for fixed maturity securities that are in default.

The Company uses book value as cost for applying the retrospective adjustment method to loan-backed fixed maturity securities purchased. Prepayment assumptions for single class and multi-class mortgage-backed securities were obtained using a commercial software application or internal estimates.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

Marketable equity securities are generally classified as available-for-sale and are carried at fair value. Mutual funds and exchange-traded fund investments in select asset classes that are sub-advised are carried at fair value, which generally are quoted market prices of the funds' net asset value. The Company also invests in non-marketable equity securities that are not classified as available-for-sale and are carried at cost, which approximates fair value. As of December 31, 2010 and 2009, the Company had $10,000,000 of non-marketable equity securities.

Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, reserves and deferred income tax, reported as a separate component of accumulated other comprehensive income (loss) in stockholder's equity.

Mortgage loans are carried at amortized cost less any valuation allowances. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the effective interest yield method.

Alternative investments include private equity funds, mezzanine debt funds and hedge funds investing in limited partnerships. These investments are carried on the consolidated balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, and adjusted for any distributions received (equity method accounting). In-kind distributions are recorded as a return of capital for the cost basis of the stock received.
Any adjustments recorded directly to the stockholders' equity of the investee are recorded, based on the Company's ownership share, as unrealized gains or losses. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statements issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

Real estate, included in other invested assets on the consolidated balance sheets, is carried at cost less accumulated depreciation.

For non-structured fixed maturity securities, the Company recognizes interest income using the interest method without anticipating the impact of prepayments. The Company recognizes dividend income on equity securities upon the declaration of the dividend.

For structured fixed maturity securities, excluding interest-only securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from outside service providers or upon analyst review of the underlying collateral and the estimated economic life of the securities. When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income.

Policy loans are carried at the unpaid principal balance.

Cash and cash equivalents of sufficient credit quality are carried at cost, which approximates fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than three months to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

A portion of the funds collected by the Company from its financial institution customers is restricted in its use because the Company is acting as an agent on behalf of certain insurance underwriters. As an agent, the Company has a fiduciary responsibility to remit the appropriate percentage of monies collected to the corresponding insurance underwriters. This sum of money is defined as unremitted premiums payable and is recorded in other liabilities on the consolidated balance sheets as discussed in detail in note
15. The use of restricted funds is limited to the satisfaction of the unremitted premiums and claims payable owed to the underwriter.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

VALUATION OF INVESTMENTS AND NET INVESTMENT INCOME (CONTINUED)

The amount of restricted cash reported in cash and cash equivalents on the consolidated balance sheets is $19,997,000 and $19,593,000 at December 31, 2010 and 2009, respectively.

Finance receivables that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-offs. The interest rates on the receivables outstanding at December 31, 2010 and 2009 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security; as such, the carrying value of the receivables outstanding at December 31, 2010 and 2009 approximate the fair value at that date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

Derivative instruments are carried at fair value, with changes in fair value of derivative instruments and hedged items recorded in net realized investment gains (losses) or, in the case of certain life insurance product hedging, in policyholder benefits on the consolidated statements of operations. Interest income generated by derivative instruments is reported in net realized investment gains (losses) on the consolidated statements of operations.

Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees which are deemed to be embedded derivatives. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products. The embedded derivative is bifurcated from the host insurance contract and accounted for as a freestanding derivative. Embedded derivatives are carried on the consolidated balance sheets at estimated fair value and are included within policy and contract account balances and future policy and contract benefits on the consolidated balance sheets. Changes in estimated fair value are reported in net realized investment gains (losses) or in policyholder benefits on the consolidated statements of operations.

The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as derivative instruments with the changes in fair value reported in net realized investment gains (losses).

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized and unrealized gains and losses are determined using the specific security identification method. The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value. During these reviews, the Company evaluates many factors, including, but not limited to, the length of time and the extent to which the current fair value has been below the cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to hold or sell the security, and current economic conditions.

Prior to 2009, the Company recognized in earnings an other-than-temporary impairment (OTTI) for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also prior to 2009, the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

REALIZED AND UNREALIZED GAINS AND LOSSES (CONTINUED)

In 2009, the Financial Accounting Standards Board (FASB) issued new guidance on the recognition and presentation of other-than-temporary impairments. This new guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in the fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of the projected future cash flows expected to be collected is recognized as an OTTI in earnings (credit loss). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of the OTTI related to other-than credit factors (noncredit loss) is recorded as an other comprehensive loss. When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in accumulated other comprehensive income (loss) and not in earnings. The application of this pronouncement was effective January 1, 2009 and the Company adopted the guidance on a prospective basis as required.

For non-structured fixed maturity securities, an OTTI is recorded when the Company does not expect to recover the entire amortized cost basis of the security. The Company estimates the credit component of the loss based on a number of various liquidation scenarios that it uses to assess the revised expected cash flows from the security.

For structured fixed maturity securities, an OTTI is recorded when the Company believes that based on expected discounted cash flows, the Company will not recover all amounts due under the contractual terms of the security. The credit loss component considers inputs from outside sources, including but not limited to, default rates, delinquency rates, loan to collateral ratios, third-party guarantees, current levels of subordination, vintage, geographic concentration, credit ratings and other information that management deems relevant in forming its assessment.

The Company utilizes an accretable yield which is the equivalent of book yield at purchase date as the factor to discount the cash flows. The book yield is also analyzed to see if it warrants any changes due to prepayment assumptions.

For equity securities, an OTTI is recorded when the Company does not have the ability and intent to hold the security until forecasted recovery, or if the forecasted recovery is not within a reasonable period. When an OTTI has occurred, the entire difference between the equity security's cost and its fair value is charged to earnings. Equity securities that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, all equity securities that have an unrealized loss position greater than $100,000 are reviewed based on the individual characteristics of the security. For all such equity security considerations, the Company further considers the likelihood of recovery within a reasonable period of time, as well as the intent and ability to hold such securities.

Alternative investments that have been in an unrealized loss position of greater than 20% for longer than two years are analyzed on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not recover in a reasonable time period, the cost of the investment is written down and an OTTI is recorded in net realized investment gains (losses) on the consolidated statements of operations.

All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as other-than-temporarily impaired or not is made based on these evaluations with documentation of the rationale for the decision.

The Company may, from time to time, sell invested assets subsequent to the balance sheet date that were considered temporarily impaired at the balance sheet date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the balance sheet date, significant unforeseen changes in the Company's liquidity needs, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets subsequent to the balance sheet dates for either December 31, 2010 or 2009.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

REALIZED AND UNREALIZED GAINS AND LOSSES (CONTINUED)

The mortgage loan valuation allowance is estimated based on an evaluation of known and inherent risks within the loan portfolio and consists of an evaluation of a specific loan loss allowance and a general loan loss allowance. A specific loan loss allowance is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The specific valuation allowance is equal to the excess carrying value of the loan over the present value of expected future cash flows discounted at the loans original effective interest rate, or, if the loan is in the process of foreclosure or otherwise collateral dependent, the estimated fair value of the loan's underlying collateral, less estimated selling costs. Mortgage loans that are deemed uncollectible are generally written-off against the valuation allowance, and recoveries, if any, are credited to the valuation allowance. The Company may recognize a general loan loss valuation allowance for pools of loans with similar characteristics when it is probable that a credit event has occurred within the pool and the amount of the loss can be reasonably estimated. Changes in the valuation allowance are recorded as net realized investment gains (losses) on the consolidated statements of operations.

SECURITIES LENDING

The Company, through an agent, lends certain portfolio holdings and in turn receives cash collateral to be invested pursuant to the terms of an agreement with the lending agent.

The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded on the consolidated balance sheets as securities held as collateral and other liabilities, respectively. Securities on loan remain on the Company's consolidated balance sheets and interest and dividend income earned by the Company on loaned securities is recognized in net investment income on the consolidated statements of operations. The Company is in the process of exiting all current securities lending programs.

Securities lending income is recorded in net investment income and was $17,000, $199,000, and $1,285,000 for the years ended December 31, 2010,
2009, and 2008, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2010 and 2009 were $64,355,000 and $78,253,000, respectively. As of December 31, 2010 and 2009, the fair value of the collateral associated with securities lending was $33,274,000 and $40,170,000, respectively.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and are reported at the fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. The activity of the separate accounts is not reflected on the consolidated statements of operations except for the fees the Company received, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned, and the activity related to guaranteed minimum death and withdrawal benefits.

The Company periodically invests money in its separate accounts. At December 31, 2010 and 2009, the fair value of these investments included within equity securities on the consolidated balance sheets was $21,869,000 and $25,769,000, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCE CHARGE INCOME AND RECEIVABLES

Finance charge income, arising from the Company's consumer finance operations, includes finance charges, interest, and fees on finance receivables which are recorded as earned. Accrued and uncollected finance charges, interest and fees are included in finance receivables on the consolidated balance sheets. The Company uses the interest (actuarial) method of accounting for unearned finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges, interest and late charges on smaller balance, homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual of finance charges is resumed when the loan is contractually less than 60 days past due. Accrual of finance charges and interest is suspended on other receivables at the earlier of when they are contractually past due for more than 60 days or they are considered by management to be impaired.

A loan is treated as impaired when, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Impaired loans are generally larger real estate secured loans that are 60 days past due. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Large groups of homogenous installment receivables are collectively evaluated for impairment. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

An allowance for losses is maintained by direct charges to operations at an amount, which in management's judgment, based on a specific review of larger individual loans, the overall risk characteristics of the portfolio, changes in the character or size of the portfolio, the level of non-performing assets, historical losses and economic conditions, is adequate to absorb probable losses on existing receivables. The Company's general policy is to charge off accounts (net of unearned finance charges) when they are deemed uncollectible and in any event on which no collections were received during the preceding six months, except for certain accounts which have been individually reviewed by management and are deemed to warrant further collection effort.

The adequacy of the allowance for losses is highly dependent upon management's estimates of variables affecting valuation, appraisals of collateral, evaluations of performance and status, and the amounts and timing of future cash flows expected to be received on impaired loans. Such estimates, appraisals, evaluations and cash flows may be subject to frequent adjustments due to changing economic prospects of borrowers or properties. These estimates are reviewed periodically and adjustments, if necessary, are recorded in the provision for credit losses in the periods in which they become known.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new and renewal business, after the effects of reinsurance, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs. Deferred policy acquisition costs (DAC) are subject to loss recognition and recoverability testing at least annually.

For traditional life insurance, accident and health and group life insurance products, DAC are amortized with interest over the premium paying period in proportion to the ratio of annual premium revenues to ultimate premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

For nontraditional life insurance products and deferred annuities, DAC are amortized with interest over the expected life of the contracts in relation to the present value of estimated gross profits from investment, mortality and expense, and lapse margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses, investment returns and separate account returns, periodically throughout the year. These assumptions reflect the Company's best estimate of future experience.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

For future separate account returns, the Company utilizes a mean reversion process. The Company determines an initial starting date (anchor date) to which a long-term separate account return assumption is applied in order to project an estimated mean return. The Company's future long-term separate account return assumption was 8% at December 31, 2010 and 2009. Factors regarding economic outlook, as reviewed by a third-party, and management's current view of the capital markets along with a historical analysis of long-term investment returns were considered in developing the Company's long-term separate account return assumption. If the actual separate account return varies from the long-term assumption, a modified yield assumption is projected over the next five years such that the mean return equals the long-term assumption. The modified yield assumption is not permitted to be negative or in excess of 15% during the five-year reversion period.

As a result of the overall poor market performance in 2008, the Company determined that the anchor date used in the mean reversion process should be reset to December 31, 2008 to better reflect current market conditions and the Company's best estimate of DAC. Resetting the anchor date resulted in an additional net loss of $15,280,000 in 2008.

Changes in assumptions can have a significant impact on the amount of DAC reported for nontraditional life insurance products and deferred annuities, and the related amortization patterns. In the event actual experience differs from expected experience or future assumptions are revised to reflect management's new best estimate, the Company records an increase or decrease in DAC amortization expense, which could be significant. Any resulting impact to financial results from a change in an assumption is included in amortization of DAC on the consolidated statements of operations.

DAC are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as disclosed in note 20. The adjustment represents the changes in amortization that would have been recorded had such unrealized amounts been realized. This adjustment is recorded through accumulated other comprehensive income (loss) on the consolidated balance sheets.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights or coverages that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

SALES INDUCEMENTS

The Company defers sales inducements and amortizes them over the life of the policy utilizing the same methodology and assumptions used to amortize DAC. Deferred sales inducements are included in other assets on the consolidated balance sheets. The Company offers sales inducements for individual annuity products that credits the policyholder with a higher interest rate than the normal general account interest rate for the first year of the deposit and another sales inducement that offers an upfront bonus on variable annuities. Changes in deferred sales inducements for the periods ended December 31 were as follows:

IN THOUSANDS                                2010          2009
------------                              --------      --------
Balance at beginning of year              $ 10,292      $  9,726
Capitalization                               3,226         3,467
Amortization and interest                     (792)         (715)
Adjustment for unrealized losses            (1,311)       (2,186)
                                          --------      --------
Balance at end of year                    $ 11,415      $ 10,292
                                          ========      ========

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

GOODWILL AND OTHER INTANGIBLE ASSETS

In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, and is tested for impairment, at the reporting unit level, at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The fair value of the reporting unit is estimated using a combination of the income or discounted cash flows approach and the market approach, which utilizes comparable companies' data, when available. If the carrying amount of a reporting unit exceeds its fair value, then the amount of the impairment loss must be measured. The impairment loss would be calculated by comparing the implied fair value of reporting unit goodwill to its carrying amount. In calculating the implied fair value of reporting unit goodwill, the fair value of the reporting unit is allocated to all of the other assets and liabilities of that unit based on their fair values. The excess of the fair value of a reporting unit over the amount assigned to its other assets and liabilities is the implied fair value of goodwill. An impairment loss would be recognized when the carrying amount of goodwill exceeds its implied fair value.

The Company also evaluates the recoverability of other intangible assets with finite useful lives whenever events or changes in circumstances indicate that an intangible asset's carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the fair value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be determined as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

SOFTWARE

Computer software costs incurred for internal use are capitalized and amortized over a three to five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software and are included in property and equipment, net on the consolidated balance sheets. The Company had unamortized software costs of $39,051,000 and $36,612,000 as of December 31, 2010 and 2009, respectively, and amortized software expense of $15,000,000, $14,167,000 and $13,714,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost, net of accumulated depreciation of $130,704,000 and $118,940,000 at December 31, 2010 and 2009, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2010, 2009 and 2008, was $10,016,000, $11,715,000, and
$12,136,000, respectively.

REINSURANCE

Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured business. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

POLICYHOLDER LIABILITIES

Policy and contract account balances represent the net accumulation of funds associated with nontraditional life insurance products and deferred annuities. Additions to account balances include premiums, deposits and interest credited by the Company. Deductions to account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

Future policy and contract benefits are comprised of reserves for traditional life insurance, group life insurance, accident and health products, and guarantees on certain deferred annuity contracts. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. When estimating the expected gross margins for traditional life insurance products as of December 31, 2010, the Company has assumed an average rate of investment yields ranging from 3.78% to 5.13%.

Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as disclosed in note 20. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a required discount rate if the funds were reinvested at then current market interest rates instead of the then current effective portfolio rate implicit in the policy reserves.

Pending policy and contract claims primarily represent amounts estimated for claims incurred but not reported and claims that have been reported but not settled. Such liabilities are estimated based upon the Company's historical experience and other actuarial assumptions that consider current developments and anticipated trends.

Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

PARTICIPATING BUSINESS

Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2010 and 2009, the total participating business in force was $1,999,977,000 and $1,918,937,000, respectively. As a percentage of total life insurance in force, participating business in force represents 0.4% at both December 31, 2010 and 2009.

INCOME TAXES

The Company files a life/non-life consolidated federal income tax return with Minnesota Mutual Companies, Inc., the Company's ultimate parent. The Company utilizes a consolidated approach to the allocation of current taxes, whereby, the tax benefits resulting from any losses by the Company, which would be realized by Minnesota Mutual Companies, Inc. on a consolidated return, go to
the benefit of the Company.   Intercompany tax balances are settled annually
when the tax return is filed with the Internal Revenue Service (IRS).

Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the consolidated financial statements. Any such change could significantly affect the amounts reported on the consolidated statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

INCOME TAXES (CONTINUED)

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized. Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year.

RECLASSIFICATIONS

Certain 2009 and 2008 financial statement balances have been reclassified to conform to the 2010 presentation.

During 2010, as a result of clarification in regulatory guidance, the Company made changes to how certain fixed maturity securities are classified within the notes to the consolidated financial statements. Certain fixed maturity securities previously classified as corporate securities were reclassified as structured securities including asset-backed, commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS).

As a result of the reclassification, the Company has adjusted applicable prior year fixed maturity security balances presented within footnotes 5 and 6 of the consolidated financial statements to be consistent with amounts reported as of and for the year ended December 31, 2010. The impact of the reclassification to prior year balances of fixed maturity securities by type for both amortized cost and fair value is as follows:

                                                                             DECEMBER 31, 2009
                                               -------------------------------------------------------------------------------
                                                             AMORTIZED COST                          FAIR VALUE
                                               --------------------------------------    -------------------------------------
                                                   AS                                        AS
                                               ORIGINALLY                      AS       ORIGINALLY                      AS
IN THOUSANDS                                    REPORTED      ADJUSTMENT    ADJUSTED     REPORTED     ADJUSTMENT     ADJUSTED
------------                                   ----------     ----------   ----------    ----------    ----------   ----------
U.S. government securities                     $  119,502     $        -   $  119,502    $  131,127    $        -   $  131,127
Agencies not backed by the full faith
   and credit of the U.S. government               44,957        (22,187)      22,770        46,382       (22,599)      23,783
Foreign government securities                      22,481         22,187       44,668        23,683        22,599       46,282
Corporate securities                            4,496,306       (232,020)   4,264,286     4,717,556      (252,410)   4,465,146
Asset-backed securities                           218,992        228,442      447,434       218,607       248,611      467,218
CMBS                                              948,939         (2,871)     946,068       844,626        (3,945)     840,681
RMBS                                            2,035,150          6,449    2,041,599     1,983,287         7,744    1,991,031
                                               ----------     ----------   ----------    ----------    ----------   ----------
 Total fixed maturity securities,
    available-for-sale                         $7,886,327     $        -   $7,886,327    $7,965,268    $        -   $7,965,268

(3) RISKS

The following is a description of the significant risks facing the Company:

CREDIT AND CASH FLOW ASSUMPTION RISK:

Credit and cash flow assumption risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations or experience adverse changes to the contractual cash flow streams. The Company attempts to minimize the adverse impact of this risk by monitoring portfolio diversification by asset class, creditor, industry, and by complying with investment limitations governed by state insurance laws and regulations as applicable. The Company also considers relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, determines whether securities are impaired or loans are deemed uncollectible, and takes charges in the period such assessments are made.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Following below is discussion regarding particular asset class concentration of credit risk:

CONCENTRATION OF CREDIT RISK:

   CASH AND CASH EQUIVALENTS:

   Certain financial instruments, consisting primarily of cash and cash equivalents, potentially subject the Company to concentration of credit risk. The Company places its cash and cash equivalents in investment grade securities and limits the amount of credit exposure with any one institution.

   FINANCIAL INSTRUMENTS:

   Management attempts to limit the concentration of credit risk with respect to mortgages, fixed maturity securities, and other invested assets by diversifying the geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

   Management attempts to achieve equity security diversification through the use of style diversification and through limiting exposure to a single issuer. Alternative investment diversification is sought by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of alternative instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

   DERIVATIVES:

   The Company executes derivative transactions with ongoing counterparty exposure exclusively with highly rated counterparties. Should the rating of a derivative counterparty drop, the Company may require the counterparty to post collateral. The aggregate counterparty exposure for a single non-qualified counterparty is limited to 1% of admitted assets. The aggregate counterparty exposure to all non-qualified counterparties is limited to 3% of admitted assets. Admitted assets in this context are defined as the Company's admitted assets as defined by Statutory Accounting guidance authored by the National Association of Insurance Commissioners
   (NAIC).

   To date, the Company has not required receipt of collateral from its interest rate swap counterparties. The Company does not anticipate nonperformance by any of its derivative instrument counterparties. The Company is required to pledge collateral in order to trade in futures contracts. This requirement is satisfied by deposit of a U.S. Treasury security. The Company maintains ownership of pledged securities at all times.

   The Company attempts to minimize the adverse impact of any exposure to potential loss in the event of credit default by the Company's futures contracts by the fact that the futures contracts are exchange-traded instruments and if the broker could not perform its intermediary obligations concerning the Company's futures contracts, these contracts could be transferred to a new broker with little or no financial impact to the Company.

EQUITY MARKET RISK:

Equity market risk is the risk that significant adverse fluctuations in the equity market can affect financial results. Risks may include, but are not limited to, potential impairments to equity security holdings, changes in the amount of fee revenue a company may be able to realize from its separate account assets, impacting estimations of future profit streams from variable products or increasing potential claims under certain contracts with guaranteed minimum benefit features and, as discussed in credit risk above, investing in equity securities as a part of the insurance company investment portfolio.

As of December 31, 2010, approximately 96.7% of separate account assets were invested in equity investments across the Company's variable product offerings. The Company attempts to minimize the adverse impact of this risk with its product offerings in traditional insurance products, which do not expose fee revenue to equity market risk and by collecting fee revenue on a transactional or annual basis rather than an asset-based basis.

The Company holds derivative instruments in its efforts to minimize the adverse impact of equity market risks embedded within certain individual annuity and life products.

As discussed above, the Company monitors its overall exposure to the equity market and attempts to maintain a diversified investment portfolio limiting its exposure to any single issuer.
                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FOREIGN CURRENCY RISK:

Foreign currency risk is the risk that the price of foreign currency denominated contracts may change significantly prior to the completion of investment transactions. The Company utilizes short-duration spot forward contracts in its efforts to minimize the adverse impact of foreign currency exchange rate risk inherent in the elapsed time between trade processing and trade settlement in its international equity portfolios.

INTEREST RATE RISK:

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments relative to the value of its liabilities. The Company attempts to minimize the adverse impact of this risk by maintaining a diversified portfolio of investments and monitoring cash flow patterns in order to approximately match the expected maturity of its liabilities, by employing disciplined new product development procedures and by offering a wide range of products and by operating throughout the United States.

LEGAL/REGULATORY RISK:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or additional unanticipated expenses in the pricing of a company's products. The Company attempts to minimize the adverse impact of this risk by offering a wide range of products and by operating throughout the United States. The Company specifically monitors its risk toward any one particular product or particular jurisdictions. The Company employs compliance practices that identify and assist in minimizing the adverse impact of this risk.

MORTALITY RISK:

Mortality risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation could occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company's main strategy to reduce this risk is to limit the concentration of mortality risk through geographical diversification and the purchase of reinsurance.

RATINGS RISK:

Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company, where such change or changes in the Company's underlying business or a combination of both could negatively impact the Company. The Company employs a strategic planning process, disciplined new product procedures, monitors its risk-based capital and other capital ratios for adequacy and maintains regular communications with the rating agencies in its efforts to minimize the adverse impact of this risk.

REINSURANCE RISK:

Reinsurance risk is the risk that reinsurance companies, where a company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into certain reinsurance contracts to cede a portion of its life and health business. The Company established a trust agreement when assets connected to the ceding of its Individual Disability line of business were sold. The assets in the trust are actively monitored for potential credit risk and are replaced as necessary. The Company also monitors the ratings of reinsurance companies it chooses to cede risk to and follows up on any outstanding balances with reinsurance companies.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(4) NEW ACCOUNTING PRONOUNCEMENTS

In December 2010, the FASB issued Accounting Standards Update 2010-29 (ASU 2010-29), Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations which requires the disclosure of pro forma revenue and earnings of the combined entity for the current reporting period as though the acquisition date had been as of the beginning of the annual reporting period or the beginning of the comparable prior annual reporting period if comparative financial statements are presented. ASU 2010-29 is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

In December 2010, the FASB issued Accounting Standards Update 2010-28 (ASU 2010-28), Intangibles - Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts which requires an entity to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. ASU 2010-28 is effective for non-public entities for reporting periods ending after December 15, 2011. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

In October 2010, the FASB issued Accounting Standards Update 2010-26 (ASU 2010-26), Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which clarifies the types of costs that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. ASU 2010-26 will be effective for fiscal years beginning after December 31, 2011 with retrospective application permitted but not required. The Company is currently evaluating the impact of this new guidance to its consolidated results of operations and financial position.

In July 2010, the FASB issued Accounting Standards Update 2010-20 (ASU 2010-20), Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowances for Credit Losses which requires additional disclosures about the credit quality of financing receivables, such as aging information and credit quality indicators. In addition, disclosures must be disaggregated by portfolio segment or class based on how the Company develops its allowance for credit losses and how it manages its credit exposure. ASU 2010-20 is effective for non-public entities for reporting periods ending after December 15, 2011. The Company is currently evaluating the impact of this new guidance to its financial statements.

In April 2010, the FASB issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services - Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer's Consolidation of Analysis of Those Investments, under which an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a variable interest entity, unless the separate account contract holder is a related party. ASU 2010-15 is effective for fiscal years beginning after December 15, 2010 and is not expected to have a material impact to the Company's consolidated results of operations and financial position.

In January 2010, the FASB issued Accounting Standards Update 2010-06 (ASU 2010-06), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Additionally, this guidance requires disclosures about significant transfers between Level 1 and 2 measurement categories and separating the presentation of purchases, sales and settlements. This guidance was effective for periods beginning after December 15, 2009, except for the disclosures regarding the separation of the presentation of purchases, sales and settlements, which is effective for periods beginning after December 15, 2010. ASU 2010-06 was adopted by the Company effective January 1, 2010 with the exception of separating the presentation of purchases, sales and settlements. There was no impact to the Company's consolidated results of operations or financial position due to the adoption of this new guidance. The clarification of existing disclosure requirements about the level of disaggregation, inputs and valuation techniques is included within note 5 and 11. The Company will adopt the required disclosure provisions of this new guidance relating to the separation of the presentation of purchases, sales and settlements effective January 1, 2011.

                                                             (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

In January 2010, the FASB issued Accounting Standards Update 2010-02 (ASU 2010-02), Consolidations (Topic 810): Accounting and Reporting for Decreases in Ownership of a Subsidiary, which clarifies the accounting and reporting by an entity that experiences a decrease in ownership in a subsidiary that is a business or nonprofit activity for periods ending on or after December 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2010-02.

In September 2009, the FASB issued Accounting Standards Update 2009-12 (ASU 2009-12), Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), which provides guidance on measuring the fair value of investments in certain entities that calculate net asset value per share, how investments within its scope would be classified in the fair value hierarchy and enhances disclosure requirements about the nature and risks of investments measured at fair value on a recurring and non-recurring basis for periods ending after December 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2009-12.

In August 2009, the FASB issued Accounting Standards Update 2009-05 (ASU 2009-05), Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value, which provides clarification for measuring the fair value in circumstances in which a quoted price in an active market for the identical liability is not available for periods beginning January 1, 2010. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of ASU 2009-05.

In June 2009, the FASB issued FASB Accounting Standards Codification (Codification) as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental agencies. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for periods ending after September 15, 2009. Since it did not modify GAAP, Codification did not have a material impact on the consolidated results of operations or financial position of the Company.

In June 2009, the FASB issued guidance relating to special purpose entities changing the determination of the primary beneficiary of a variable interest entity (VIE) from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the Company's involvement with VIEs on its financial statements for periods beginning after November 15, 2009. In February 2010, the FASB issued Accounting Standards Updated 2010-10 (ASU 2010-10), Consolidation, Amendments for Certain Investment Funds. This guidance indefinitely defers the consolidation requirements for reporting enterprises' interests in entities that have the characteristics of investment companies and regulated money market funds. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance and has provided the required disclosures in note 8.

In June 2009, the FASB issued guidance relating to the accounting for transfers of financial assets. This guidance eliminates the concept of a qualifying special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interest. The guidance also requires additional disclosures about a transferor's financial assets that have been accounted for as sales, the risks inherent in the transferred financial assets that have been retained, and the nature and financial effect of restrictions on the transferor's assets that continue to be reported on the consolidated balance sheets for periods beginning after November 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

In May 2009, the FASB issued guidance establishing general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or available to be issued. It also requires disclosure of the date through which management has evaluated subsequent events and the basis for that date. This guidance is effective for periods ending after June 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance and has provided the required disclosures in note 24.

In April 2009, the FASB issued new guidance on the recognition and presentation of other-than-temporary impairments (OTTI Guidance) as discussed in note 2. This OTTI Guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in annual financial statements.

                                                            (Continued)
                                 20

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(4) NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company's net cumulative effect adjustment of adopting the OTTI Guidance effective January 1, 2009, was an increase to retained earnings of $87,683,000 and a decrease to accumulated other comprehensive income (AOCI) of $56,783,000. This cumulative effect adjustment to retained earnings was comprised of an increase to the amortized cost basis of fixed maturity securities of $89,593,000, net of policyholder related amounts of $2,388,000 and net of deferred income tax benefits of $478,000. The difference between the impact of the cumulative effect adjustment to retained earnings and AOCI of $30,900,000 is almost entirely due to a decrease in the tax valuation allowance as a result of the reclassification of non-credit losses to AOCI. The enhanced financial statement presentation of the total OTTI loss and the offset for the portion of noncredit OTTI loss transferred to, and recognized in, other comprehensive income (loss) is presented on the consolidated statements of operations.

In January 2009, the FASB issued guidance which removed the exclusive reliance on market participant estimates of future cash flows and allows management to apply reasonable judgment in assessing whether an OTTI has occurred. The Company adopted the provisions of this new guidance on a prospective basis effective October 1, 2008.

In April 2009, the FASB issued guidance on estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and identifying transactions that are not orderly. This guidance is effective for periods ending after June 15, 2009. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

In December 2008, the FASB issued guidance requiring employers to make additional disclosures about plan assets for defined benefit and other postretirement benefit plans for periods ending after December 15, 2009. The Company has provided all of the material required disclosures in note 11.

In April 2008, the FASB issued guidance addressing renewal and extension assumptions used to determine the useful life of recognized intangible assets. This guidance is effective for fiscal years beginning after December 15, 2008 and is applicable for intangible assets acquired after the effective date. The Company had no material impact to its consolidated results of operations or financial position due to the adoption of this new guidance.

In March 2008, the FASB issued guidance effective for fiscal years beginning after November 15, 2008, enhancing required disclosures that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for and how derivative instruments and related hedging items affect a company's financial position, financial performance and cash flows. The Company has provided all of the material required disclosures in note 7.

In December 2007, FASB issued guidance establishing accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The adoption of this new guidance on January 1, 2009 had no material impact on the Company's consolidated results of operations or financial position.

In December 2007, the FASB issued and subsequently modified in April 2009, guidance relating to business combinations. This new guidance improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides about a business combination and its effects. The adoption of this new guidance on January 1, 2009 had no material impact on the Company's consolidated results of operations or financial position.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE

The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of December 31, 2010 and 2009. Although the Company is not aware of any factors that would significantly affect the fair value of financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes process and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include U.S. Treasury securities, money-market funds, actively-traded U.S. and international equities, investments in mutual funds with quoted market prices, certain separate account assets, and listed derivatives.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith of the government, publicly traded corporate fixed maturity securities, structured notes, municipal fixed maturity securities, certain mortgage and asset-backed securities, certain separate account assets, and certain derivatives.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include certain mortgage and asset backed securities, certain privately placed corporate fixed maturity securities and certain derivatives, including embedded derivatives associated with living benefit guarantees and equity-indexed features on certain life and annuity contracts.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables summarize the Company's financial assets and financial liabilities measured at fair value on a recurring basis:


                                                                            DECEMBER 31, 2010
                                                        ---------------------------------------------------------------
IN THOUSANDS                                              LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
------------                                            -------------  --------------  ----------------  --------------
Fixed maturity securities, available-for-sale:
 U.S. government securities                             $   147,421      $         -       $         -     $    147,421
 Agencies not backed by the full faith and
 credit of the U.S. government                                    -           17,310                 -           17,310
 Foreign government securities                                    -           50,245                 -           50,245
 Corporate securities                                             -        4,609,052           816,277        5,425,329
 Asset-backed securities                                          -          352,370           167,659          520,029
 CMBS                                                             -          963,692                27          963,719
 RMBS                                                             -        2,013,532             2,466        2,015,998
                                                        -------------  --------------  ----------------  --------------
  Total fixed maturity securities, available-
  for-sale                                                  147,421        8,006,201           986,429        9,140,051
Equity securities, available-for-sale                       206,816                -                 4          206,820
Fixed maturity securities on loan:
 U.S. government securities                                  29,879                -                 -           29,879
 Agencies not backed by the full faith and
 credit of the U.S. government                                    -            6,180                 -            6,180
 Corporate securities                                             -           16,004                 -           16,004
 Asset-backed securities                                          -            2,008                              2,008
                                                        -------------  --------------  ----------------  --------------
  Total fixed maturity securities on loan                    29,879           24,192                 -           54,071
Equity securities on loan                                    10,284                -                 -           10,284
Derivative instruments:
 TBA derivative instruments                                       -          124,840                 -          124,840
 Other derivative instruments                                 1,174           39,276                 -           40,450
                                                        -------------  --------------  ----------------  --------------
  Total derivative instruments                                1,174          164,116                            165,290
                                                        -------------  --------------  ----------------  --------------
   Total investments                                        395,574        8,194,509           986,433        9,576,516
Cash equivalents                                            286,110            7,087                 -          293,197
Securities held as collateral                                     -           33,274                 -           33,274
Separate account assets (1)                              12,856,370          343,266                 -       13,199,636
                                                        -------------  --------------  ----------------  --------------
   Total financial assets                               $13,538,054      $ 8,578,136         $ 986,433     $ 23,102,623
                                                        =============  ==============  ================  ==============

Policy and contract account balances (2)                $         -      $         -         $  35,301     $     35,301
Future policy and contract benefits (2)                           -                -            20,577           20,577
Derivative instruments                                          700            9,140                 -            9,840
Securities lending collateral                                     -           51,758                 -           51,758
                                                        -------------  --------------  ----------------  --------------
   Total financial liabilities                          $       700      $    60,898         $  55,878     $    117,476
                                                        =============  ==============  ================  ==============

(1) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(2) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

                                                                                       DECEMBER 31, 2009
                                                                     -------------------------------------------------------
IN THOUSANDS                                                            LEVEL 1       LEVEL 2       LEVEL 3       TOTAL
------------                                                         ------------- ------------- ------------- -------------
Fixed maturity securities, available-for-sale (1):
 U.S. government securities                                          $   131,127    $        -     $        -   $    131,127
 Agencies not backed by the full faith and
  credit of the U.S. government                                                -        23,783              -         23,783
 Foreign government securities                                                 -        46,282              -         46,282
 Corporate securities                                                          -     3,703,360        761,786      4,465,146
 Asset-backed securities                                                       -       272,764        194,454        467,218
 CMBS                                                                          -       840,592             89        840,681
 RMBS                                                                          -     1,986,356          4,675      1,991,031
                                                                     ------------- ------------- ------------- -------------
  Total fixed maturity securities, available-
   for-sale                                                              131,127     6,873,137        961,004      7,965,268
Equity securities, available-for-sale                                    273,096             -              9        273,105
Fixed maturity securities on loan:
 U.S. government securities                                               38,691             -              -         38,691
 Foreign government securities                                                 -           690              -            690
 Corporate securities                                                          -        19,510              -         19,510
                                                                     ------------- ------------- ------------- -------------
  Total fixed maturity securities on loan                                 38,691        20,200              -         58,891
Equity securities on loan                                                 19,362             -              -         19,362
Derivative instruments:                                                                                     -
 TBA derivative instruments                                                    -        41,056              -         41,056
 Other derivative instruments                                                  6         6,407              -          6,413
                                                                     ------------- ------------- ------------- -------------
  Total derivative instruments                                                 6        47,463                        47,469
                                                                     ------------- ------------- ------------- -------------
   Total investments                                                     462,282     6,940,800        961,013      8,364,095
Cash equivalents                                                         273,221         9,493              -        282,714
Securities held as collateral                                              6,876        33,294              -         40,170
Separate account assets (2)                                           11,030,739       416,869              -     11,447,608
                                                                     ------------- ------------- ------------- -------------
   Total financial assets                                            $11,773,118    $7,400,456       $961,013   $ 20,134,587
                                                                     ============= ============= ============= =============

Policy and contract account balances (3)                             $         -    $        -       $ 13,114   $     13,114
Future policy and contract benefits (3)                                        -             -         30,999         30,999
Derivative instruments                                                         -           673              -            673
Securities lending collateral                                              6,876        73,874              -         80,750
                                                                     ------------- ------------- ------------- -------------
   Total financial liabilities                                       $     6,876    $   74,547       $ 44,113   $    125,536
                                                                     ============= ============= ============= =============


(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

(2) Separate account liabilities are set equal to the fair value of separate account assets as prescribed by GAAP accounting guidance.

(3) Policy and contract account balances and future policy and contract benefits balances reported in this table relate to embedded derivatives associated with living benefit guarantees and equity-indexed features on certain annuity and life insurance products. The Company's guaranteed minimum withdrawal benefits, guaranteed annuity payout floor, and equity-indexed annuity and life products are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host contract and recognized at fair value.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

FIXED MATURITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

When available, fair values of fixed maturity are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

When quoted prices are not available, the Company's priority is to obtain prices from third party pricing services. The Company generally receives prices from multiple pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Prices are reviewed by asset managers to validate reasonability. Fixed maturity securities with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

For fixed maturity securities where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement securities, securities that do not trade regularly and embedded derivatives included in such securities - an internally developed matrix pricing model using a commercial software application is used. The matrix pricing model is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that security. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Fixed maturity securities valued using internally developed pricing models are reflected in Level 3.

As of December 31, 2010, 89.1% of fixed maturity fair values were obtained from third party pricing services and 10.9% from the internal methods described above. As of December 31, 2009, 87.7% of fixed maturity fair values were obtained from third party pricing services and 12.3% from the internal methods described above.

EQUITY SECURITIES, AVAILABLE-FOR-SALE AND ON LOAN

The Company's equity securities consist primarily of investments in common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1.

DERIVATIVE INSTRUMENTS

Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

The majority of the Company's derivative positions are traded in the over-the-counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, all over-the-counter derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

DERIVATIVE INSTRUMENTS (CONTINUED)

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

CASH EQUIVALENTS

Cash equivalents include money market instruments and highly rated commercial paper. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1. The remaining instruments are typically not traded in active markets and their fair values are based on market observable inputs and, accordingly, have been classified as Level 2.

SEPARATE ACCOUNT ASSETS

Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities and cash and cash equivalents.

POLICY AND CONTRACT ACCOUNT BALANCES AND FUTURE POLICY AND CONTRACT ACCOUNT BENEFITS

Policy and contract account balances and future policy and contract account benefits include liabilities for living benefit guarantees and equity-indexed features on certain variable annuity contracts and variable life insurance policies accounted for as embedded derivatives. These guarantees take the form of guaranteed withdrawal and income benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

The fair value for embedded derivatives is estimated using the present value of future benefits less the present value of future fees over the expected lives of the contracts using various capital market and actuarial assumptions. The cash flows are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives includes an adjustment for the Company's own credit risk and other non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to peer companies' debt ratings and the Company's own claims paying ability.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized in the valuation of embedded derivatives associated with the company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuations, the liability has been reflected within Level 3.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2010:



                                                    TOTAL REALIZED AND
                                                 UNREALIZED GAINS (LOSSES)
                                                      INCLUDED IN:
                                                ---------------------------
                                                                              PURCHASES,
                                     BALANCE AT                  OTHER        SALES AND     TRANSFERS    TRANSFERS     BALANCE
                                     BEGINNING     NET       COMPREHENSIVE   SETTLEMENTS,     IN TO        OUT OF       AT END
IN THOUSANDS                          OF YEAR    INCOME (1)      INCOME          NET        LEVEL 3 (2)  LEVEL 3 (2)    OF YEAR
------------                         ---------- ------------ -------------- -------------- ------------- ------------ ----------
Corporate securities                 $ 761,786   $ (3,505)      $ 25,555        $ 32,441     $       -    $        -   $ 816,277
Asset-backed securities                194,454         32          3,073         (21,859)       17,379       (25,420)    167,659
CMBS                                        89          -             (2)            (60)            -             -          27
RMBS                                     4,675        238          1,339          (3,141)            -          (645)      2,466
 Total fixed maturity                ---------- ------------ -------------- -------------- ------------- ------------ ----------
    securities available-
    for-sale                           961,004     (3,235)        29,965           7,381        17,379       (26,065)    986,429
Equity securities,
   available-for-sale                        9        (15)            19              (9)            -                         4
                                     ---------- ------------ -------------- -------------- ------------- ------------ ----------
    Total financial assets           $ 961,013   $ (3,250)      $ 29,984        $  7,372     $  17,379    $  (26,065)  $ 986,433
                                     ========== ============ ============== ============== ============= ============ ==========

(1) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

(2) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2010.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables provide a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:


                                                      TOTAL REALIZED AND
                                                   UNREALIZED GAINS (LOSSES)
                                                         INCLUDED IN:
                                                   -------------------------    PURCHASES,
                                       BALANCE AT                  OTHER        SALES AND     TRANSFERS    TRANSFERS   BALANCE
                                        BEGINNING    NET       COMPREHENSIVE   SETTLEMENTS,     IN TO       OUT OF       AT END
IN THOUSANDS                             OF YEAR   INCOME (3)      INCOME           NET       LEVEL 3 (4)  LEVEL 3 (4)  OF YEAR
------------                           ----------- ----------- ------------- --------------- ------------- ----------- --------
Agencies not backed by
   the full faith and credit of
   the U.S. government                  $   2,797   $        -   $         -   $           -              -     (2,797)  $      -
Corporate securities                      679,466      (6,000)      105,881         (16,442)             -     (1,119)   761,786
Asset-backed securities                   190,913           -        11,674          20,989              -    (29,122)   194,454
CMBS                                       12,623           -            15             (32)             -    (12,517)       89
RMBS                                       16,383      (1,227)        2,220         (12,176)            69       (594)     4,675
                                        ----------- ----------- ------------- --------------- ------------- ----------- --------
    Total fixed maturity
     securities available-
     for-sale (1)                         902,182      (7,227)      119,790          (7,661)            69    (46,149)   961,004
Equity securities,
 available-for-sale                           326           -           213            (415)             -       (115)         9
Separate account
 assets (2)                                 2,100      (1,200)            -            (900)             -          -          -
                                        ----------- ----------- ------------- --------------- ------------- ----------- --------
    Total financial assets              $ 904,608   $  (8,427)  $   120,003   $      (8,976)          $ 69  $ (46,264)  $961,013
                                        =========== =========== ============= =============== ============= =========== ========


(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

(2) The net realized gain (loss) on separate account assets is attributable to policy and contract holders and, therefore, is not included in the Company's net loss.

(3) The amounts included in this column are reported in net realized investment gains (losses) on the consolidated statements of operations.

(4) Transfers in to/out of Level 3 are primarily due to the availability of quoted market prices or changes in the Company's conclusion that pricing information received from a third party pricing service is not reflective of market activity.

There were no changes in unrealized gains (losses) included in net income
(loss) related to assets held as of December 31, 2010 and 2009.

                                                            (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT FAIR VALUE (CONTINUED)

The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2010:

                                                TOTAL REALIZED AND
                                             UNREALIZED GAINS (LOSSES)
                                                    INCLUDED IN:
                                             -------------------------
                                                                             SALES,
                                 BALANCE AT                  OTHER       ISSUANCES AND   TRANSFERS   TRANSFERS    BALANCE
                                  BEGINNING    NET       COMPREHENSIVE    SETTLEMENTS,     IN TO       OUT OF      AT END
IN THOUSANDS                       OF YEAR   INCOME (1)       GAIN             NET         LEVEL 3     LEVEL 3    OF YEAR
------------                     ----------- ----------- -------------- --------------- ------------ ---------- -----------
Policy and contract
   account balances               $  13,114   $  22,187   $          -   $           -   $        -   $      -   $  35,301
Future policy and contract
   benefits                          30,999      (9,867)             -            (555)           -          -      20,577
                                 ----------- ----------- -------------- --------------- ------------ ---------- -----------
    Total financial liabilities   $  44,113   $  12,320   $          -   $        (555)  $        -   $      -   $  55,878
                                 =========== =========== ============== =============== ============ ========== ===========

(1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations.

The following tables provide a summary of changes in fair value of Level 3 financial liabilities held at fair value on a recurring basis during the year ended December 31, 2009:

                                                TOTAL REALIZED AND
                                             UNREALIZED GAINS (LOSSES)
                                                    INCLUDED IN:
                                             -------------------------
                                                                            SALES,
                                BALANCE AT                   OTHER      ISSUANCES AND   TRANSFERS   TRANSFERS   BALANCE
                                 BEGINNING     NET       COMPREHENSIVE   SETTLEMENTS,     IN TO       OUT OF     AT END
IN THOUSANDS                      OF YEAR    INCOME (1)      GAIN             NET         LEVEL 3     LEVEL 3    OF YEAR
------------                   ------------- ----------- ------------- ---------------- ----------- ---------- -----------
Policy and contract
   account balances             $     2,398   $  10,716   $         -   $            -   $       -   $      -   $  13,114
Future policy and contract
   benefits                         107,175     (75,090)            -           (1,086)          -          -      30,999
                               ------------- ----------- ------------- ---------------- ----------- ---------- -----------
    Total financial liabilities $   109,573   $ (64,374)  $         -   $       (1,086)  $       -   $      -   $  44,113
                               ============= =========== ============= ================ =========== ========== ===========

(1) The amounts in this column related to future policy and contract benefits are reported as gains within net realized investment gains (losses) on the consolidated statements of operations and the amounts related to the policy and contract account balances are reported as losses within policyholder benefits on the consolidated statements of operations.

The change in unrealized (gains) losses included in net income (loss) related to liabilities held as of December 31, 2010 was $13,405,000, of which $(8,975,000) was included in net realized investment gains (losses) and $22,380,000 was included in policyholder benefits on the consolidated statements of operations. The change in unrealized (gains) losses included in net income (loss) related to liabilities held as of December 31, 2009 was $(60,698,000), of which $(70,908,000) was included in net realized investment gains (losses) and $10,210,000 was included in policyholder benefits on the consolidated statements of operations.

The Company did not have any assets or liabilities reported at fair value on a nonrecurring basis.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FINANCIAL ASSETS AND FINANCIAL LIABILITIES REPORTED AT OTHER THAN FAIR VALUE

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the consolidated balance sheets.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows which may not necessarily equal the exit price a market participant would pay for the loan. The carrying amounts for finance receivables, policy loans, and alternative investments approximate the assets' fair values.

The interest rates on finance receivables outstanding as of December 31, 2010 and 2009 are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturities and security.

The fair values of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 2010 and 2009 as those investment contracts have no defined maturity, are similar to a deposit liability and are based on the current interest rate environment relative to the guaranteed interest rates. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

The fair values of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

The fair value of notes payable is estimated using rates currently available to the Company for debt with similar terms and remaining maturities.

The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                         2010                2009
                                 ---------------------- -----------------------
                                   CARRYING     FAIR      CARRYING     FAIR
IN THOUSANDS                        AMOUNT      VALUE      AMOUNT     VALUE
------------                     ----------- ---------- ----------- -----------
Mortgage loans, net              $ 1,276,154 $1,333,744  $1,263,581  $1,231,777
Finance receivables, net             197,856    197,856     190,925     190,925
Policy loans                         339,127    339,127     340,362     340,362
Alternative investments              506,294    506,294     470,424     470,424

The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         2010                2009
                                 ---------------------- -----------------------
                                   CARRYING     FAIR      CARRYING     FAIR
IN THOUSANDS                        AMOUNT      VALUE      AMOUNT     VALUE
------------                     ----------- ---------- ----------- -----------
Deferred annuities               $ 2,564,994 $2,742,477  $2,420,139  $2,532,103
Annuity certain contracts             82,974     87,647      72,789      86,544
Other fund deposits                1,702,694  1,705,162   1,560,268   1,558,257
Supplementary contracts without
 life contingencies                   58,638     58,638      56,407      56,407
Notes payable                        120,000    122,179     125,000     127,226

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

The Company's fixed maturity portfolio consists primarily of public and private corporate fixed maturity securities, mortgage and other asset backed securities, and U.S. Treasury and agency obligations.

The carrying value of the Company's fixed maturity portfolio totaled $9,194,122,000 and $8,024,159,000 at December 31, 2010 and 2009,
respectively. Fixed maturity securities represent 76.8% and 75.0% of total invested assets at December 31, 2010 and 2009, respectively. At December 31, 2010 and 2009 publicly traded fixed maturity securities comprised 78.6% and 80.2%, respectively, of the total fixed maturity portfolio.

The Company invests in private placement fixed maturity securities to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded securities. Generally, private placement fixed maturity securities provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement securities generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded fixed maturity securities.

The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,701,160,000 and $1,687,038,000 agency backed RMBS and $314,838,000 and
$303,993,000 non-agency backed RMBS as of December 31, 2010 and 2009, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards. The fair value of the Company's subprime securities as of December 31, 2010 was $72,924,000 with unrealized losses totaling $11,021,000. The fair value of the Company's subprime securities as of December 31, 2009 was $52,396,000 with unrealized losses totaling $15,369,000.

The Company's asset-backed securities investment portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

The equity securities portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's equity security portfolio totaled $227,104,000 and $302,467,000 as of December 31, 2010 and 2009, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:


IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2010                                 COST       GAINS        LOSSES     AOCL (1)    FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  130,044  $    17,536  $       159  $        -  $   147,421
Agencies not backed by the full faith and
   credit of the U.S. government                   16,010        1,690          390           -       17,310
Foreign government securities                      45,619        4,626            -           -       50,245
Corporate securities                            5,071,360      357,013       14,032     (10,988)   5,425,329
Asset-backed securities                           486,613       29,892        1,926      (5,450)     520,029
CMBS                                              951,026       28,347       10,790       4,864      963,719
RMBS                                            1,982,519       86,091       11,498      41,114    2,015,998
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities,
    available-for-sale                          8,683,191      525,195       38,795      29,540    9,140,051
Equity securities - unaffiliated                  185,274       32,886        1,340           -      216,820
                                              ----------- ------------ ------------ ----------- ------------
       Total                                   $8,868,465  $   558,081  $    40,135  $   29,540  $ 9,356,871
                                              =========== ============ ============ =========== ============

(1) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

The amortized cost, gross unrealized gains and losses, OTTI recognized in accumulated other comprehensive loss (AOCL) and fair value of fixed maturity and equity securities by type of investment were as follows:


IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2009                                 COST       GAINS        LOSSES     AOCL (2)    FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  119,502  $    12,129  $       504  $        -  $   131,127
Agencies not backed by the full faith and
   credit of the U.S. government                   22,770        1,523          510           -       23,783
Foreign government securities                      44,668        2,556          942           -       46,282
Corporate securities                            4,264,286      221,555       21,419        (724)   4,465,146
Asset-backed securities                           447,434       26,711        5,019       1,908      467,218
CMBS                                              946,068       10,370       69,323      46,434      840,681
RMBS                                            2,041,599       62,715       33,365      79,918    1,991,031
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities,
    available-for-sale (1)                      7,886,327      337,559      131,082     127,536    7,965,268
Equity securities - unaffiliated                  242,238       43,195        2,328           -      283,105
                                              ----------- ------------ ------------ ----------- ------------
  Total                                        $8,128,565  $   380,754  $   133,410  $  127,536  $ 8,248,373
                                              =========== ============ ============ =========== ============

(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

(2) Amounts include net unrealized (gains) losses on OTTI fixed maturity securities subsequent to the impairment measurement date.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2010                                 COST       GAINS        LOSSES       AOCL      FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  28,288   $    1,920   $      329   $       -   $   29,879
Agencies not backed by the full faith and
   credit of the U.S. government                   5,708          472            -           -        6,180
Corporate securities                              15,462          582           40           -       16,004
Asset-backed securities                            2,011            -            3           -        2,008
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities                  51,469        2,974          372           -       54,071
Equity securities - unaffiliated                   8,624        1,689           29           -       10,284
                                              ----------- ------------ ------------ ----------- ------------
  Total                                        $  60,093   $    4,663   $      401   $       -   $   64,355
                                              =========== ============ ============ =========== ============

The amortized cost, gross unrealized gains and losses, OTTI recognized in AOCL and fair value of fixed maturity and equity securities on loan by type of investment were as follows:

IN THOUSANDS                                                 GROSS        GROSS
------------                                   AMORTIZED   UNREALIZED   UNREALIZED   OTTI IN
DECEMBER 31, 2009                                 COST       GAINS        LOSSES       AOCL      FAIR VALUE
--------------------------------------------- ----------- ------------ ------------ ----------- ------------
U.S. government securities                     $  39,325   $      820   $    1,454   $       -   $   38,691
Foreign government securities                        703            8           21           -          690
Corporate securities                              18,502        1,063           55           -       19,510
                                              ----------- ------------ ------------ ----------- ------------
 Total fixed maturity securities                  58,530        1,891        1,530           -       58,891
Equity securities - unaffiliated                  15,563        3,870           71           -       19,362
                                              ----------- ------------ ------------ ----------- ------------
  Total                                        $  74,093   $    5,761   $    1,601   $       -   $   78,253
                                              =========== ============ ============ =========== ============


The amortized cost and fair value of fixed maturity securities at December 31, 2010, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                        AVAILABLE-FOR-SALE
IN THOUSANDS                                             AVAILABLE-FOR-SALE             SECURITIES ON LOAN
------------                                      -------------------------------  -----------------------------
                                                    AMORTIZED           FAIR         AMORTIZED          FAIR
                                                      COST              VALUE          COST            VALUE
                                                  --------------    -------------  ---------------   ------------
Due in one year or less                            $    205,422      $   209,769    $         861     $      872
Due after one year through five years                 1,856,500        2,005,532           17,060         17,588
Due after five years through ten years                2,804,920        3,011,040           23,621         23,827
Due after ten years                                     396,191          413,964            7,916          9,776
                                                  --------------    -------------  ---------------   ------------
                                                      5,263,033        5,640,305           49,458         52,063
Asset-backed and mortgage-backed
   securities                                         3,420,158        3,499,746            2,011          2,008
                                                  --------------    -------------  ---------------   ------------
 Total                                             $  8,683,191      $ 9,140,051    $      51,469     $   54,071
                                                  ==============    =============  ===============   ============

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The Company had certain investments with a reported fair value lower than the cost of the investments as follows:

                                                                         DECEMBER 31, 2010
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $   16,932  $   17,091  $       159  $         -  $         -  $         -
Agencies not backed by the full faith
   and credit of the U.S. government                 2,493       2,574           81        3,691        4,000          309
Corporate securities                               570,996     583,574       12,578       20,300       21,768        1,468
Asset-backed securities                             36,910      37,832          922       13,276       15,576        2,300
CMBS                                               106,988     110,344        3,356      108,353      130,546       22,193
RMBS                                               165,473     169,420        3,947      215,998      268,046       52,048
Equity securities - unaffiliated                    16,948      18,072        1,124          880        1,096          216

                                                                         DECEMBER 31, 2009(1)
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $   33,883  $   34,387  $       504  $         -  $         -  $        -
Agencies not backed by the full faith
   and credit of the U.S. government                 3,518       4,000          482          635          663          28
Foreign government securities                       23,152      24,094          942            -            -           -
Corporate securities                               304,412     308,666        4,254      303,447      323,432      19,985
Asset-backed securities                             88,470      91,814        3,344       24,255       27,989       3,734
CMBS                                               125,319     137,089       11,770      373,760      478,237     104,477
RMBS                                               444,270     475,153       30,883      214,407      300,772      86,365
Equity securities - unaffiliated                    11,640      12,299          659       75,036       76,705       1,669


(1) As noted in footnote 2, certain fixed maturity securities were reclassified between categories in 2010. Prior year balances have been adjusted to be consistent with amounts reported as of and for the year ended December 31, 2010.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The Company had certain investments on loan with a reported fair value lower than the cost of the investments as follows:

                                                                         DECEMBER 31, 2010
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $  18,776   $  19,105   $      329   $        -   $        -   $        -
Corporate securities                                4,362       4,402           40            -            -            -
Asset-backed securities                             2,008       2,011            3            -            -            -
Equity securities - unaffiliated                      210         239           29            -            -            -


                                                                         DECEMBER 31, 2009
                                               ---------------------------------------------------------------------------
                                                      LESS THAN 12 MONTHS                   12 MONTHS OR GREATER
                                               ------------------------------------ --------------------------------------
                                                                        UNREALIZED                            UNREALIZED
                                                                        LOSSES AND                             LOSSES AND
                                                            AMORTIZED    OTTI IN                  AMORTIZED     OTTI IN
IN THOUSANDS                                   FAIR VALUE     COST          AOCL     FAIR VALUE      COST         AOCL
------------                                   ----------- ----------- ------------ ------------ ------------ ------------
U.S. government securities                      $  32,071   $  33,525   $    1,454   $        -   $        -   $        -
Foreign government securities                         497         518           21            -            -            -
Corporate securities                                5,310       5,364           54          424          425            1
Equity securities - unaffiliated                    1,249       1,320           71            -            -            -

For fixed maturity securities in an unrealized loss position, the Company expects to collect all principal and interest payments. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2010, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

The following paragraphs summarize the Company's evaluation of investment categories with unrealized losses as of December 31, 2010.

U.S. government securities by their nature are impaired due to current interest rates and not credit-related reasons.

Agencies not backed by the full faith and credit of the U.S. government are also normally impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

Corporate security valuations are impacted by both interest rates and credit industry specific issues. The Company recognizes an OTTI due to credit issues if the Company feels the security will not recover in a reasonable period of time. Unrealized losses are primarily due to the interest rate environment and credit spreads.

CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

The Company's RMBS portfolio primarily consists of prime residential mortgages with loans made to customers with strong credit histories. The slowdown in the U.S. housing market has impacted the valuations across the entire asset class. As of December 31, 2010, 84.4% of the RMBS portfolio was invested in agency pass-through securities. At December 31, 2010, the Company had RMBS securities that were in an unrealized loss position for twelve months or longer. The fair values of these securities were 78.1% investment grade (BBB or better). Credit support for the RMBS holdings remains high.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Weaknesses in commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. At December 31, 2010, the Company had CMBS securities that had been in an unrealized loss position for twelve months or longer. The fair values of these securities were 78.0% investment grade.

Equity securities with unrealized losses at December 31, 2010 primarily represent highly diversified publicly traded equity securities that have positive outlooks for near-term future recovery.

At December 31, 2010 and 2009, fixed maturity securities and cash equivalents with a carrying value of $19,295,000 and $18,862,000, respectively, were on deposit with various regulatory authorities as required by law.

MORTGAGE LOANS

The Company underwrites commercial mortgages on general purpose income producing properties including office buildings, retail facilities, apartments/other, industrial and hotel properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $1,276,154,000 and $1,263,581,000 at December 31, 2010
and 2009, respectively.

All of the Company's commercial mortgage loan investments are owned by Minnesota Life Insurance Company and are managed and serviced directly by an affiliate, Advantus Capital Management, Inc. (Advantus). The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

If information is obtained on commercial mortgage loans that indicate a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

Real estate acquired in satisfaction of debt is accounted for at the lower of the property's fair value less expected selling costs or the loan balance.
In 2010, the Company acquired two properties in lieu of foreclosure. The total carrying value of those properties at December 31, 2010 was $8,400,000 and is included in other invested assets on the consolidated balance sheets. There were also two restructured loans with a total carrying value of $10,229,000 and no foreclosed loans in the commercial mortgage loan portfolio at December 31, 2010. The Company had one restructured loan with a carrying value of $4,655,000 and no foreclosed loans or real estate owned as of December 31, 2009. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2010.

Realized losses on mortgage loans are the result of foreclosures, sales of loans and write-down in anticipation of losses. The Company recognized $3,144,000 of realized losses in 2010 on commercial mortgage loans where the properties were acquired in lieu of foreclosure. The Company did not recognize any realized capital losses on commercial mortgage loans for the years ended December 31, 2009 and 2008. The valuation allowance held for mortgage loans was $3,700,000 as of December 31, 2010 and $100,000 as of December 31, 2009. The change in valuation allowance was $3,600,000, $100,000 and $0 for the years ending December 31, 2010, 2009 and 2008, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

ALTERNATIVE INVESTMENTS

Alternative investments primarily consist of venture capital funds, middle market leveraged buyout funds, distressed debt funds, mezzanine debt funds, hedge funds and other miscellaneous equity investments. Alternative investments are attempted to be diversified by type, general partner, vintage year, and geographic location - both domestic and international.

The Company's composition of alternative investments by type were as follows:

                                               DECEMBER 31, 2010                  DECEMBER 31, 2009
                                        -----------------------------      -----------------------------
                                          CARRYING          PERCENT          CARRYING          PERCENT
IN THOUSANDS                                VALUE          OF TOTAL            VALUE          OF TOTAL
------------                            -------------  --------------      -------------  --------------
Alternative investments
 Private equity funds                    $   261,399           51.6%        $   244,590          52.0%
 Mezzanine debt funds                        172,029           34.0%            156,180          33.2%
 Hedge funds                                  72,866           14.4%             69,654          14.8%
                                        -------------  --------------      -------------  --------------
  Total alternative investments          $   506,294          100.0%        $   470,424         100.0%
                                        =============  ==============      =============  ==============

NET INVESTMENT INCOME

Net investment income for the years ended December 31 was as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities                       $ 476,702         $ 437,786         $ 406,958
Equity securities                                   9,525            12,371            20,886
Mortgage loans                                     76,925            77,362            80,917
Policy loans                                       24,649            24,515            24,040
Cash equivalents                                      379             1,510             4,921
Alternative investments                            13,052             3,930             5,266
Derivative instruments                                231               (85)             (101)
Other invested assets                               2,714             1,362             3,005
                                            ----------------- ----------------- -----------------
   Gross investment income                        604,177           558,751           545,892
Investment expenses                               (18,221)          (15,636)          (16,676)
                                            ----------------- ----------------- -----------------
   Total                                        $ 585,956         $ 543,115         $ 529,216
                                            ================= ================= =================

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities                       $  2,477           $ (27,840)        $ (290,059)
Equity securities                                 29,502              47,486            (93,986)
Mortgage loans                                    (6,803)                (74)                 -
Alternative investments                            1,362             (15,267)            (2,070)
Derivative instruments                            10,087              21,434            (50,844)
Other invested assets                               (207)                  2                107
Securities held as collateral                      4,503               4,276            (47,019)
                                            ----------------- ----------------- -----------------
 Total                                          $ 40,921           $  30,017         $ (483,871)
                                            ================= ================= =================

Gross realized gains (losses) on the sales of fixed maturity securities, equity securities and alternative investments for the years ended December 31 were as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities, available for sale:
 Gross realized gains                            $ 43,443          $ 102,423         $ 15,997
 Gross realized losses                            (18,712)           (85,455)         (93,306)
Equity securities:
 Gross realized gains                              34,046             79,699           49,028
 Gross realized losses                             (4,493)           (27,963)         (66,223)
Alternative investments:
 Gross realized gains                              24,412              5,085           10,173
 Gross realized losses                             (9,018)               (21)             (70)

Other-than-temporary impairments by asset type recognized in net realized investment gains (losses) for the years ended December 31 were as follows:

IN THOUSANDS                                       2010              2009             2008
------------                                ----------------- ----------------- -----------------
Fixed maturity securities
 Corporate securities                           $  1,840           $ 14,107         $  46,580
 Asset-backed securities                           2,923                  -            14,400
 CMBS                                             10,538              1,141            29,363
 RMBS                                              6,953             29,560           122,408
Mortgage loans                                     3,144                  -                 -
Equity securities                                     51              4,250            76,792
Alternative investments                           14,032             20,331            12,173
Other invested assets                                971                  -                 -
Securities held as collateral                          -                  -            47,019
                                            ----------------- ----------------- -----------------
 Total other-than-temporary impairments         $ 40,452           $ 69,389         $ 348,735
                                            ================= ================= =================

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET REALIZED INVESTMENT GAINS (LOSSES) (CONTINUED)

The cumulative credit loss component of other-than-temporary impairments on fixed maturity securities still held by the Company at December 31, for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income, was as follows:

IN THOUSANDS                                                      2010                2009
------------                                              -------------------  -------------------
Balance at beginning of year                                   $ 92,556             $       -
Credit loss component of OTTI loss not reclassified to
 other comprehensive loss in the cumulative effect
 transition adjustment                                                -                87,767
Additions:
 Initial impairments - credit loss OTTI recognized on
  securities not previously impaired                              6,337                33,414
 Additional impairments - credit loss OTTI recognized
  on securities previously impaired                              15,917                11,393
Reductions:
 Due to sales (or maturities, pay downs, or prepayments)
  during the period of securities previously credit loss
  OTTI impaired                                                 (48,233)              (40,018)
                                                          -------------------  -------------------
Balance at end of year                                         $ 66,577             $  92,556
                                                          ===================  ===================

(7) DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, forwards, futures and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to utilize replication strategies and manage other risks due to the variable nature of the Company's cash flows. The Company also issues certain insurance policies that have embedded derivatives.

Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for over-the-counter derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                           DECEMBER 31, 2010                    DECEMBER 31, 2009
                                  ------------------------------------ ------------------------------------
IN THOUSANDS                                       FAIR VALUE                           FAIR VALUE
------------                                 -------------------------             ------------------------
  PRELIMINARY
UNDERLYING RISK                    NOTIONAL                             NOTIONAL
   EXPOSURE      INSTRUMENT TYPE    AMOUNT    ASSETS   LIABILITIES (1)   AMOUNT     ASSETS   LIABILITIES (1)
-------------------------------------------- ------------------------- ----------- -------------------------
Interest rate     Interest rate
                   swaps          $  101,500 $  9,943   $        -      $ 101,500   $ 3,287     $       -
                  Interest rate
                   futures           271,500        3            -        162,100         5             -
                  TBAs               123,208  124,840            -         39,361    41,056             -
Foreign currency  Foreign currency
                   swaps              17,000   (2,257)           -              -         -             -
                  Foreign currency
                   forwards                -        -            -              6         -             -
Equity market     Equity futures     130,040        2            -         89,320         2             -
                  Equity options     497,491   32,759        9,840         61,160     3,119           673
                                  ---------- --------- --------------- ----------- ----------- -------------
 Total derivatives                $1,140,739 $165,290   $    9,840      $ 453,447   $47,469     $     673
                                  ========== ========= =============== =========== =========== =============

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the consolidated balance sheets.

The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific hedging programs related to various annuity and insurance product liabilities that have market risk. The trading activity for these programs is influenced by two major factors - the sales growth of products and the volatility in the interest and equity markets. The volume and frequency of trading increased during the volatile equity markets in late 2008 and early 2009. For most of 2009 and 2010 the trading volume and frequency was at expected levels.

Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

The Company used interest rate futures to manage duration in certain portfolios within the general account of the Company. The trading volume and frequency was stable in these portfolios during 2010 and 2009. In addition, the Company utilized a total return strategy in 2008 that replicated the S&P 500 by investing in corporate bonds and total rate of return swaps. The swaps were unwound in 2008.

In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of fixed maturity securities denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

Total rate of return swaps (TRRs) are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to synthetically create investments. There were no TRRs at December 31, 2010 or December 31, 2009.

The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The following tables present the amount and location of gains (losses) recognized in income from derivatives:

                                                           DECEMBER 31, 2010
                                           --------------------------------------------------
                                              NET REALIZED
                                            INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                                    (LOSSES)           INCOME         BENEFITS
------------                               ------------------ ---------------- --------------
Interest rate swaps                          $       10,999     $        (83)    $        -
Interest rate futures                                 6,301                -              9
TBAs                                                    356                -              -
Foreign currency swaps                               (2,346)             322              -
Foreign currency forwards                              (203)              (8)             -
Equity futures                                      (15,030)               -          8,869
Equity options                                         (412)               -          6,282
                                           ------------------ ---------------- --------------
Total (losses) gains recognized in
 income from derivatives                     $         (335)    $        231     $   15,160
                                           ================== ================ ==============

                                                           DECEMBER 31, 2009
                                           --------------------------------------------------
                                              NET REALIZED
                                            INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                                    (LOSSES)           INCOME         BENEFITS
------------                               ------------------ ---------------- --------------
Interest rate swaps                          $      (19,339)    $        (83)    $    3,414
Interest rate futures                               (12,010)               -              -
TBAs                                                  1,075                -              -
Foreign currency forwards                                53               (2)             -
Equity futures                                      (24,521)               -              -
Equity options                                            -                -            768
                                           ------------------ ---------------- --------------
Total (losses) gains recognized in
 income from derivatives                     $      (54,742)    $        (85)    $    4,182
                                           ================== ================ ==============

                                                           DECEMBER 31, 2008
                                           --------------------------------------------------
                                              NET REALIZED
                                            INVESTMENT GAINS   NET INVESTMENT   POLICYHOLDER
IN THOUSANDS                                    (LOSSES)           INCOME         BENEFITS
------------                               ------------------ ---------------- --------------
Interest rate swaps                          $        24,115    $         (23)   $       141
Interest rate futures                                 15,946                -              -
TBAs                                                   1,065                -              -
Foreign currency forwards                                 26              (78)             -
Equity futures                                         5,025                -              -
Equity options                                           (65)               -              -
Total return swaps                                    (2,767)               -              -
                                           ------------------ ---------------- --------------
Total gains (losses) recognized in
 income from derivatives                     $        43,345    $        (101)   $       141
                                           ================== ================ ==============

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company was not obligated to receive any cash collateral at either December 31, 2010 or December 31, 2009.

The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company does not have any over-the-counter derivatives that are in a net liability position, after considering the effect of netting arrangements, as of December 31, 2010 and therefore, was not required to pledge collateral.

EMBEDDED DERIVATIVES

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These embedded derivatives take the form of guaranteed withdrawal benefits on variable annuities, a guaranteed payout floor on a variable payout annuity, and equity linked interest credits on both fixed annuity and fixed universal life products.

The following table presents the fair value of the Company's embedded derivatives at December 31:

IN THOUSANDS                                              2010                2009
------------                                        ----------------    ----------------
Embedded derivatives within annuity products:
 Guaranteed withdrawal benefits                       $     (8,470)       $    (17,176)
 Guaranteed payout floors                                  (12,107)            (13,823)
 Other                                                      (3,831)             (3,489)

Embedded derivatives within life insurance products:
 Equity-linked index credits                          $    (31,470)       $     (9,625)

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31:

IN THOUSANDS                                              2010                2009                  2008
------------                                        ----------------    ----------------    -------------------
Embedded derivatives within annuity products:
 Net investment gains (losses)                        $     10,422        $     76,176         $      (94,189)
 Policyholder benefits                                        (342)             (1,838)                  (464)

Embedded derivatives within life insurance products:
 Policyholder benefits                                $    (21,845)       $     (8,879)        $         (207)

At December 31, 2010 and 2009, fixed maturity securities with a carrying value of $19,161,000 and $29,989,000, respectively, were pledged as collateral to a regulatory authority as part of the Company's derivative program.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) VARIABLE INTEREST ENTITIES

The Company is involved with various special purpose entities and other entities that are deemed to be variable interest entities (VIE). A VIE is an entity that either has investors that lack certain characteristics of a controlling financial interest or lacks sufficient equity to finance its own activities without financial support provided by other entities.

The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and is therefore the primary beneficiary. The Company is deemed to have controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.

CONSOLIDATED VIES

As of December 31, 2010 and 2009, the Company held an investment in a trust for which it was the primary beneficiary and where the results were consolidated in the Company's financial results. The assets held under the VIE as of December 31, 2010 and 2009 were $4,774,000 and $4,746,000, respectively, and are included in other invested assets on the consolidated balance sheets.

NON-CONSOLIDATED VIES

The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs. These structured securities typically invest in fixed income investments and include asset-backed securities, CMBS and RMBS. The Company has not provided financial or other support with respect to these investments other than its original investment. The Company has determined it is not the primary beneficiary of these investments due to the relative size of the Company's investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination, which reduces the Company's obligation to absorb losses or right to receive benefits, and the Company's inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company's maximum exposure to loss on these structured investments is limited to the amount of the investment. See
Note 5 for details regarding the carrying amount and classification of these assets.

In addition, the Company invests in alternative investments that may or may
not be VIEs.   The Company has determined that it is not required to
consolidate these entities because it does not have the ability to direct the activities of the entities and it does not have the obligation to absorb losses or the right to receive benefits from the entities that could be potentially significant. The maximum exposure to loss associated with the entities is equal to the carrying amounts of the investment in the VIE plus any unfunded commitments. The carrying amount was $506,294,000 and $470,424,000 and the maximum exposure was $721,610,000 and $681,896,000 at
December 31, 2010 and December 31, 2009, respectively.

(9) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

IN THOUSANDS                                        2010                  2009
------------                             -----------------------  ----------------------
Direct installment loans                   $            244,695     $          227,107
Retail installment notes                                 34,401                 38,301
Accrued interest                                          4,528                  4,458
                                         -----------------------  ----------------------
 Gross receivables                                      283,624                269,866
Unearned finance charges                                (74,433)               (68,177)
Allowance for losses                                    (11,335)               (10,764)
                                         -----------------------  ----------------------
  Finance receivables, net                 $            197,856     $          190,925
                                         =======================  ======================

Direct installment loans, at December 31, 2010 and 2009, consisted of $168,175,000 and $156,309,000, respectively, of discount basis loans, net of unearned finance charges and unearned other charges, and $10,177,000 and $11,276,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months. The retail installment notes are principally discount basis, arise from borrowers purchasing household appliances, furniture, and sundry services, and generally have a maximum term of 48 months.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Total finance receivables, net of unearned finance charges, by date of final maturity at December 31, 2010 were as follows:

IN THOUSANDS
------------
2011                                                        $   22,846
2012                                                            61,716
2013                                                           103,364
2014                                                            19,778
2015                                                               305
2016 and thereafter                                              1,182
                                                            -----------
 Total finance receivables, net of unearned finance charges    209,191
Allowance for losses                                           (11,335)
                                                            -----------
  Finance receivables, net                                  $  197,856
                                                            ===========

During the years ended December 31, 2010, 2009 and 2008, principal cash collections of direct installment loans were $78,324,000, $74,312,000 and $74,441,000, respectively, and the percentages of these cash collections to average net balances were 47%, 46% and 47%, respectively. Retail installment notes' principal cash collections were $42,079,000, $37,770,000 and $38,200,000, respectively, and the percentages of these cash collections to average net balances were 160%, 148% and 149% for the years ended December 31, 2010, 2009 and 2008, respectively.

The ratio of the allowance for losses to total finance receivables, net of unearned finance charges, at December 31, 2010 and 2009 was 5.4% and 5.3%, respectively.

Changes in the allowance for losses for the years ended December 31 were as follows:

IN THOUSANDS                              2010               2009                 2008
------------                     -------------------- ------------------ ---------------------
Balance at beginning of year        $         10,764     $       10,369     $         10,067
Provision for credit losses                    8,804             10,116                8,487
Charge-offs                                  (12,279)           (13,553)             (11,907)
Recoveries                                     4,046              3,832                3,722
                                 -------------------- ------------------ ---------------------
Balance at end of year              $         11,335     $       10,764     $         10,369
                                 ==================== ================== =====================

At December 31, 2010 and 2009, the recorded investments in certain direct
installment loans were considered to be impaired.   The balances of such
loans at December 31, 2010 and 2009 and the related allowance for losses were as follows:

IN THOUSANDS                                                        INSTALLMENT LOANS
------------                                                   ---------------------------
Balances at December 31, 2010                                     $              55
Related allowance for losses                                      $              55

Balances at December 31, 2009                                     $              77
Related allowance for losses                                      $              63

All loans deemed to be impaired are placed on non-accrual status. Interest income on impaired loans is recognized on a cash basis. The average balance of impaired loans during the years ended December 31, 2010 and 2009 was $63,000 and $86,000, respectively.

There were no commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2010 or 2009.

The net investment in receivables on which the accrual of finance charges and interest was suspended at and which are being accounted for on a cash basis at December 31, 2010 and 2009 was $19,386,000 and $23,168,000, respectively.
There was no investment in receivables past due more than 60 days that were accounted for on an accrual basis at December 31, 2010 and 2009.

(10) INCOME TAXES

Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

IN THOUSANDS                                            2010         2009          2008
------------                                      -------------- ------------ --------------
Computed tax expense (benefit)                     $     78,718   $   57,341   $   (119,014)
Difference between computed and actual tax expense:
 Dividends received deduction                           (16,568)      (7,394)        (7,278)
 Tax credits                                             (3,211)        (927)        (5,257)
 Change in valuation allowance                                9           (1)        36,995
 Expense adjustments and other                           (1,978)       2,550          3,018
                                                  -------------- ------------ --------------
  Total tax expense (benefit)                      $     56,970   $   51,569   $    (91,536)
                                                  ============== ============ ==============

The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability at December 31 were as follows:

IN THOUSANDS                                                     2010                  2009
------------                                           ----------------------  ----------------------
Deferred tax assets:
 Policyholder liabilities                                $           32,955      $           16,602
 Pension, postretirement and other benefits                          12,579                  66,858
 Tax deferred policy acquisition costs                              138,216                 124,938
 Deferred gain on individual disability coinsurance                   7,981                   9,320
 Net realized capital losses                                         66,979                  63,970
 Ceding commissions and goodwill                                        104                   2,603
 Other                                                                9,548                   7,329
                                                       ----------------------  ----------------------
  Gross deferred tax assets                                         268,362                 291,620
 Less valuation allowance                                                (9)                      -
                                                       ----------------------  ----------------------
  Deferred tax assets, net of valuation allowance                   268,353                 291,620

Deferred tax liabilities:
 Deferred policy acquisition costs                                  258,758                 251,577
 Premiums                                                            17,144                  23,547
 Real estate and property and equipment depreciation                  5,941                   6,655
 Basis difference on investments                                      7,229                   6,805
 Net unrealized capital gains                                       204,691                  56,242
 Other                                                               19,252                  16,725
                                                       ----------------------  ----------------------
  Gross deferred tax liabilities                                    513,015                 361,551
                                                       ----------------------  ----------------------
   Net deferred tax liability                            $          244,662      $           69,931
                                                       ======================  ======================

As of December 31, 2010, the Company recorded a $9,000 valuation allowance related to tax benefits of certain state operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain state operating loss carryforwards will not be realized. Management has determined that a valuation allowance was not required for other deferred tax items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

As of December 31, 2009, management determined that a valuation allowance was not required for these deferred tax asset items based on management's assessment that it is more likely than not that these deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income. The net cumulative effect adjustment of adopting the OTTI Guidance effective January 1, 2009, resulted in a $31,000,000 reduction of the valuation allowance. Of the remaining $6,001,000 of valuation allowance, $6,000,000 was released as an increase to other comprehensive income and $1,000 was released as a decrease to income tax expense on the consolidated statements of operations.

The increase (decrease) in deferred tax asset valuation allowance for the years ended December 31, 2010, 2009, and 2008, was $9,000, $(37,001,000) and
$36,995,000, respectively.

At December 31, 2010, state net operating loss carryforwards were $676,000, the majority of which will expire beginning in 2017.

Income taxes paid (refunded) for the years ended December 31, 2010, 2009, and 2008, were $4,038,000, $(41,920,000) and $17,073,000, respectively.

A reconciliation of the beginning and ending balance amount of unrecognized tax benefits is as follows:

IN THOUSANDS                                                     2010              2009
------------                                             -----------------  -----------------
Balance at beginning of year                                $     23,834       $     24,716
Additions based on tax positions related to current year           1,143              2,179
Additions for tax positions of prior years                         2,854              5,071
Reductions for tax positions of prior years                      (11,241)            (8,132)
Settlements                                                       (1,458)                 -
                                                         -----------------  -----------------
Balance at end of year                                      $     15,132       $     23,834
                                                         =================  =================

Included in the balance of unrecognized tax benefits at December 31, 2010 are potential benefits of $109,000 that, if recognized, would affect the effective tax rate on income from operations.

As of December 31, 2010, accrued interest and penalties of $531,000 are recorded as current income tax liabilities on the consolidated balance sheets and $667,000 is recognized as a current income tax expense on the consolidated statements of operations.

At December 31, 2010, there were no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

During 2010, the Company was informed that the IRS Office of Appeals had fully conceded the disagreed issue from the IRS audit of the consolidated federal income tax returns for Minnesota Mutual Companies, Inc. and Subsidiaries for the years 2003 and 2004 and the Company received a refund of its Section 6603 deposit. The Company paid its applicable share of the taxes assessed for the agreed audit issues arising from the IRS audit of the consolidated tax returns for the years 2005-2007 and reached a settlement with the IRS Office of Appeals for the disagreed issues. The Company received a refund of its Section 6603 deposit and has accrued for the settlement refund. The consolidated tax returns for the years 2008 and 2009 are currently under examination by the IRS. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material impact on its financial position.

(11) EMPLOYEE BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

Prior to December 31, 2010, the Company also had a non-contributory defined benefit retirement plan covering substantially all employees. Benefits were based upon years of participation and the employee's average monthly compensation. Additionally, the Company had a non-contributory defined benefit retirement plan, which provided certain employees with benefits in excess of limits for qualified retirement plans. On December 31, 2010, the Company transferred sponsorship of these plans and the related plan assets and liabilities to SFG.

The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments

Prior to December 31, 2010, the Company also had a postretirement plan that provided health care and life insurance benefits to substantially all employees. Eligibility was determined by age at retirement and years of service. Health care premiums were shared with retirees, and other cost-sharing features included deductibles and co-payments. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                      PENSION BENEFITS             OTHER BENEFITS
                                                  ------------------------     ----------------------
IN THOUSANDS                                          2010         2009           2010        2009
------------                                      ------------ -----------     ----------- ----------
Change in benefit obligation:
Benefit obligation at beginning of year            $  541,268   $ 506,456       $  56,420   $ 86,468
Service cost                                           21,081      20,913           1,239      2,709
Interest cost                                          32,200      29,498           3,309      4,623
Amendments                                                  -           -               -    (16,819)
Actuarial loss (gain)                                  37,945      (5,786)          5,363    (18,870)
Benefits paid                                         (11,537)     (9,813)         (2,066)    (1,691)
Transfer of plan sponsorship                         (564,586)          -         (57,098)         -
                                                  ------------ -----------     ----------- ----------
Benefit obligation at end of year                  $   56,371   $ 541,268       $   7,167   $ 56,420
                                                  ============ ===========     =========== ==========
Change in plan assets:
Fair value of plan assets at beginning
   of year                                         $  435,955   $ 369,328       $  14,748   $  8,642
Actual return on plan assets                           49,718      54,044           1,514      2,340
Employer contribution                                  38,841      22,396           1,809      5,457
Benefits paid                                         (11,537)     (9,813)         (2,066)    (1,691)
Transfer of plan sponsorship                         (461,472)          -         (16,005)         -
                                                  ------------ -----------     ----------- ----------
Fair value of plan assets at end of year           $   51,505   $ 435,955       $       -   $ 14,748
                                                  ============ ===========     =========== ==========
Net amount recognized:
Funded status                                      $   (4,866)  $(105,313)      $  (7,167)  $(41,672)

Amounts recognized on the consolidated
   balance sheets:
Accrued benefit cost                               $   (4,866)  $(105,313)      $  (7,167)  $(41,672)

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

                                                      PENSION BENEFITS             OTHER BENEFITS
                                                  ------------------------     ----------------------
IN THOUSANDS                                          2010         2009           2010        2009
------------                                      ------------ -----------     ----------- ----------
Amounts recognized in accumulated
  other comprehensive income (loss):
Prior service benefit                              $       33   $   2,689       $   3,322   $ 26,334
Net actuarial loss                                     (9,917)   (146,017)          3,691     (9,381)
                                                  ------------ -----------     ----------- ----------
Accumulated other comprehensive (loss)
  income at end of year                            $   (9,884)  $(143,328)      $   7,013   $ 16,953
                                                  ============ ===========     =========== ==========
Accumulated benefit obligation                     $   52,498   $ 388,705       $   7,167   $ 56,420

Plans with accumulated benefit obligation
  in excess of plan assets:
Projected benefit obligation                       $   38,125   $ 101,613
Accumulated benefit obligation                         38,125      80,007
Fair value of plan assets                              34,744      33,176

Weighted average assumptions used to
  determine benefit obligations:
Discount rate                                           5.31%       6.05%           5.17%      5.98%
Rate of compensation increase                           5.00%       5.73%               -          -

Components of net periodic benefit cost:
Service cost                                       $   21,081   $  20,913       $   1,239   $  2,709
Interest cost                                          32,200      29,498           3,309      4,623
Expected return on plan assets                        (36,301)    (33,782)         (1,160)      (726)
Prior service benefit amortization                       (456)       (444)         (2,260)    (1,139)
Recognized net actuarial loss                           4,379       5,673             177      1,035
                                                  ------------ -----------     ----------- ----------
Net periodic benefit cost                          $   20,903   $  21,858       $   1,305   $  6,502
                                                  ============ ===========     =========== ==========
Other changes in plan assets and benefit
  obligations recognized in other
    comprehensive (loss) income:
Prior service credit                               $        -   $       -       $       -   $ 16,819
Net (loss) gain                                       (24,528)     26,048          (5,009)    20,484
Amortization of prior service benefit                    (456)       (444)         (2,260)    (1,139)
Amortization of net loss                                4,379       5,673             177      1,035
                                                  ------------ -----------     ----------- ----------
Total recognized in other comprehensive
  (loss) income                                    $  (20,605)  $  31,277       $  (7,092)  $ 37,199
                                                  ============ ===========     =========== ==========

Accrued benefit costs are included in pension and other postretirement benefits on the consolidated balance sheets.

The estimated prior service credit and net actuarial loss for the pension plans that will be amortized from accumulated other comprehensive income
(loss) into net periodic benefit cost in 2011 are $4,000 and $419,000, respectively. The estimated prior service credit and net actuarial loss for the other postretirement benefit plan that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2011 are $676,000 and $270,000, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

                                                      PENSION BENEFITS             OTHER BENEFITS
                                                  ------------------------     ----------------------
IN THOUSANDS                                          2010         2009           2010        2009
------------                                      ------------ -----------     ----------- ----------
Weighted average assumptions used to
  determine net periodic benefit costs:
Discount rate                                           6.05%       5.78%           5.76%      5.77%
Expected long-term return on plan assets                7.77%       7.75%               -      7.00%
Rate of compensation increase                           5.73%       5.72%               -          -

Estimated future benefit payments for pension and other postretirement plans:

IN THOUSANDS                       PENSION BENEFITS    OTHER BENEFITS    MEDICARE SUBSIDY
------------                       ----------------    --------------    ----------------
2011                                  $ 2,667              $  441               $ -
2012                                    2,795                 448                 -
2013                                    2,836                 450                 -
2014                                    2,960                 446                 -
2015                                    2,986                 463                 -
2016 - 2020                            16,571               2,422                 -

For measurement purposes, the assumed health care cost trend rates start at 8.0% in 2010 and decrease gradually to 5.5% for 2015 and remain at that level thereafter. For 2009, the assumed health care cost trend rates start at 8.5% in 2009 and decrease gradually to 5.5% for 2015 and remain at that level thereafter.

The assumptions presented herein are based on pertinent information available to management as of December 31, 2010 and 2009. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point would increase the postretirement benefit obligation as of December 31, 2010 by $93,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2010 by $9,000. Decreasing the assumed health care cost trend rates by one percentage point would decrease the postretirement benefit obligation as of December 31, 2010 by $84,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2010 by $8,000.

To determine the discount rate for each plan, the present value of expected future benefit payments is calculated using returns on a theoretical yield curve consisting of AA rated corporate fixed maturity securities and Treasury par curve data. The discount rate for each plan is the single rate which results in the same present value of benefits as that obtained using the yield curve.

Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

Generally, the investment objective of the non-contributory defined benefit plans is to pursue high returns but to limit the volatility of returns to levels deemed tolerable, which will mitigate (1) the liquidation of depressed assets for benefit payments, (2) the increase in contributions and pension expense due to investment losses, and (3) the decline in the funded ratios due to investment losses. This objective is achieved by strategically allocating assets among equities, fixed maturity securities and other investments. The majority of plans' assets are invested in equity securities, as equity portfolios have historically provided higher average returns than other asset classes over extended periods and are expected to do so in the future. The higher levels of risk entailed in equity securities is balanced by investing a significant portion of the plans' assets in high quality fixed maturity securities and the insurance company general account.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The target asset allocation as of December 31, 2010, for each of the broad investment categories, weighted for all plans combined is as follows:

Equity securities                          11%  to  21%
Fixed maturity securities                  11%  to  21%
Insurance company general account          67%  to  67%

The Company's non-contributory defined benefit plans weighted average asset allocations by asset category at December 31 are as follows:

                                        2010           2009
                                    -------------  ------------
Equity securities                         15%           57%
Fixed maturity securities                 18%           36%
Insurance company general account         67%            7%

Equity securities, as classified in the above table, include direct investments in common stocks, mutual funds and pooled separate accounts. Fixed maturity securities include investments in pooled separate accounts. Pooled separate accounts are under either an immediate participation guaranteed contract or a group annuity contract with Minnesota Life Insurance Company and represent segregated funds administered by an unaffiliated asset management firm and consist principally of marketable fixed maturity and equity securities.

The insurance company general account, as classified in the above table, represents assets held within the general account of Minnesota Life Insurance Company. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities.

At times, investments may be made in nontraditional asset classes with the approval of the Company's non-contributory defined benefit plan trustees. Current investments include private equity limited partnerships which are classified as equity securities for asset allocation purposes.

The Company's investment policy includes various guidelines and procedures designed to ensure that the plans' assets can reasonably be expected to achieve the objective of the policy. The investment policy is periodically reviewed by the plans' respective trustees.

The fair value of the Company's pension and other postretirement plans financial assets and financial liabilities has been determined using available market information as of December 31, 2010. Although the Company is not aware of any factors that would significantly affect the fair value of the pension and other postretirement plans financial assets and financial liabilities, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The Company is required to categorize its financial assets and financial liabilities recorded on the consolidated balance sheets according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

     Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. The types of assets and liabilities utilizing Level 1 valuations generally include cash, money-market funds, actively-traded equity securities, investments in mutual funds with quoted market prices and certain investments in pooled separate accounts.

     Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include certain investments in pooled separate accounts.

     Level 3 - Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the assets or liabilities. The types of assets and liabilities utilizing Level 3 valuations generally include private equity investments, certain investments in pooled separate accounts which invest in privately placed fixed maturities and investments in an insurance company general account.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis:

IN THOUSANDS
------------
DECEMBER 31, 2010                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------         ---------   ---------   ---------  --------
Investment in pooled separate accounts         $  16,762   $       -   $       -    16,762
Insurance company general account                      -           -      34,743    34,743
                                               ---------   ---------   ---------  --------
 Total investments                                16,762           -      34,743    51,505
                                               ---------   ---------   ---------  --------
  Total financial assets                       $  16,762   $       -   $  34,743  $ 51,505
                                               =========   =========   =========  ========

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The following tables summarize the Company's pension benefit plans' financial assets measured at fair value on a recurring basis (continued):

IN THOUSANDS
------------
DECEMBER 31, 2009                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------         ---------   ---------   ---------  ---------
Equity securities:
 Intermediate-term bond                         $ 92,222    $      -    $      -   $ 92,222
 U.S. large-cap                                   83,218           -           -     83,218
 Global bond                                      36,035           -           -     36,035
 Emerging market stocks                           31,902           -           -     31,902
 International large value                        18,306           -           -     18,306
 Domestic real estate                              8,734           -           -      8,734
                                               ---------   ---------   ---------  ---------
    Total equity securities                      270,417           -           -    270,417
Investment in pooled separate accounts           100,718       2,704           -    103,422
Insurance company general account                      -           -      33,176     33,176
Private equity funds                                   -           -      27,309     27,309
Cash and cash equivalents                            471           -           -        471
                                               ---------   ---------   ---------  ---------
 Total investments                               371,606       2,704      60,485    434,795
                                               ---------   ---------   ---------  ---------
  Total financial assets                        $371,606    $  2,704    $ 60,485   $434,795
                                               =========   =========   =========  =========

EQUITY SECURITIES

Equity securities consist primarily of investments in mutual funds and common stock of publicly traded companies. The fair values of equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1.

INVESTMENTS IN POOLED SEPARATE ACCOUNTS

Investments in pooled separate accounts are stated at the corresponding unit value of the pooled separate account. The estimated fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account and are generally based on observable valuation inputs. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, alternative investments and cash and cash equivalents.

INSURANCE COMPANY GENERAL ACCOUNT

Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities are classified as Level 3.

PRIVATE EQUITY FUNDS

Investment in private equity funds primarily include limited partnership investments. The fair value of these investments are determined using assumptions that are generally unobservable and the investments typically have significant liquidity restrictions and are therefore classified as Level 3.

CASH AND CASH EQUIVALENTS

Cash equivalents primarily include money market instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets and are reflected in Level 1.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PENSION AND OTHER POSTRETIREMENT PLANS (CONTINUED)

The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2010:

                                                                                    PURCHASES,
                                             BALANCE AT      TOTAL APPRECIATION     SALES AND
                                            BEGINNING OF       (DEPRECIATION)      SETTLEMENTS,    BALANCE AT
IN THOUSANDS                                    YEAR            IN FAIR VALUE           NET        END OF YEAR
------------                               --------------  ---------------------  --------------  -------------
Insurance company general account           $     33,176    $             1,567    $          -    $    34,743
Private equity funds                              27,309                  2,909         (30,218)             -
                                           --------------  ---------------------  --------------  -------------
 Total financial assets                     $     60,485    $             4,476    $    (30,218)   $    34,743
                                           ==============  =====================  ==============  =============

Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the year ended December 31, 2010. There were no transfers in to or out of level 3 for the year ended December 31, 2010.

The following table provides a summary of changes in fair value of the Company's pension benefit plans' Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                                                    PURCHASES,
                                             BALANCE AT      TOTAL APPRECIATION     SALES AND
                                            BEGINNING OF       (DEPRECIATION)      SETTLEMENTS,    BALANCE AT
IN THOUSANDS                                    YEAR            IN FAIR VALUE           NET        END OF YEAR
------------                               --------------  ---------------------  --------------  -------------
Investment in pooled separate accounts      $        219    $              (125)   $        (94)   $         -
Insurance company general account                 31,487                  1,689               -         33,176
Private equity funds                              23,717                 (1,060)          4,652         27,309
                                           --------------  ---------------------  --------------  -------------
 Total financial assets                     $     55,423    $               504    $      4,558    $    60,485
                                           ==============  =====================  ==============  =============

The following tables summarize the Company's other postretirement benefit plans' financial assets measured at fair value on a recurring basis:

IN THOUSANDS
------------
DECEMBER 31, 2009                               LEVEL 1     LEVEL 2     LEVEL 3     TOTAL
--------------------------------------         ---------   ---------   ---------  ---------
Investment in pooled separate
 accounts                                       $  7,724    $      -    $      -   $  7,724
Equity securities:
 Intermediate-term bond                            7,001           -           -      7,001
                                               ---------   ---------   ---------  ---------
    Total investments                             14,725           -           -     14,725
                                               ---------   ---------   ---------  ---------
        Total financial assets                  $ 14,725    $      -    $      -   $ 14,725
                                               =========   =========   =========  =========

The following table provides a summary of changes in fair value of Level 3 financial assets held at fair value on a recurring basis during the year ended December 31, 2009:

                                                                                    PURCHASES,
                                             BALANCE AT      TOTAL APPRECIATION     SALES AND
                                            BEGINNING OF       (DEPRECIATION)      SETTLEMENTS,    BALANCE AT
IN THOUSANDS                                    YEAR            IN FAIR VALUE           NET        END OF YEAR
------------                               --------------  ---------------------  --------------  -------------
Investment in pooled separate accounts      $        49     $              (28)    $       (21)    $        -
                                           --------------  ---------------------  --------------  -------------
      Total financial assets                $        49     $              (28)    $       (21)    $        -
                                           ==============  =====================  ==============  =============



The Plans did not have any assets or liabilities reported at fair value on a nonrecurring basis.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

PROFIT SHARING PLANS

The Company also has a profit sharing plan covering substantially all agents. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation.

Prior to December 31, 2010, the Company also had a profit sharing plan covering substantially all employees. The Company's contribution rate to the employee plan was determined annually by the directors of the Company and was applied to each participant's prior year earnings. The Company recognized contributions to the plans during 2010, 2009 and 2008 of $9,242,000, $6,341,000 and $10,087,000, respectively. On December 31, 2010, the Company transferred sponsorship of this plan to SFG.

(12) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

Activity in the liability for unpaid accident and health claims, and claim and loss adjustment expenses is summarized as follows:

IN THOUSANDS                             2010         2009         2008
------------                         ------------ ------------ ------------
Balance at January 1                  $   595,260  $   607,080  $   602,622
 Less:  reinsurance recoverable           528,862      539,315      530,178
                                     ------------ ------------ ------------
Net balance at January 1                   66,398       67,765       72,444
                                     ------------ ------------ ------------
Incurred related to:
 Current year                              74,323       77,046       74,163
 Prior years                                  615       (3,798)      (2,145)
                                     ------------ ------------ ------------
Total incurred                             74,938       73,248       72,018
                                     ------------ ------------ ------------
Paid related to:
 Current year                              48,276       50,401       45,694
 Prior years                               28,259       24,214       31,003
                                     ------------ ------------ ------------
Total paid                                 76,535       74,615       76,697
                                     ------------ ------------ ------------
Net balance at December 31                 64,801       66,398       67,765
 Plus:  reinsurance recoverable           520,524      528,862      539,315
                                     ------------ ------------ ------------
Balance at December 31                $   585,325  $   595,260  $   607,080
                                     ============ ============ ============

In addition to pending policy and contract claims, this table reflects disabled life reserves that are included in future policy and contract benefits on the consolidated balance sheets.

As a result of changes in estimates of claims incurred in prior years, the accident and health claims, and claim and loss adjustment expenses incurred increased (decreased) by $615,000, $(3,798,000) and $(2,145,000) in 2010,
2009 and 2008, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, and claim and loss adjustment expenses.

(13) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

The Company's consolidated financial statements reflect the effects of assumed and ceded reinsurance transactions. Assumed reinsurance refers to the acceptance of certain insurance risks that other insurance companies have underwritten. Ceded reinsurance involves transferring certain insurance risks, along with the related written and earned premiums, the Company has underwritten to other insurance companies who agree to share these risks.
The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of the amount it is prepared to accept.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The effect of reinsurance on premiums for the years ended December 31 was as follows:

IN THOUSANDS                             2010         2009         2008
------------                         ------------ ------------ ------------
Direct premiums                       $ 1,704,527  $ 1,576,012  $ 1,619,867
Reinsurance assumed                        26,571      301,268      429,597
Reinsurance ceded                        (298,010)    (196,191)    (187,188)
                                     ------------ ------------ ------------
 Net premiums                         $ 1,433,088  $ 1,681,089  $ 1,862,276
                                     ============ ============ ============

Reinsurance recoveries on ceded reinsurance contracts included in policyholder benefits on the consolidated statements of operations were $255,558,000, $192,994,000 and $166,794,000 during 2010, 2009, and 2008, respectively.

The Company terminated its coinsurance participation in the Servicemembers Group Life Insurance (SGLI) and Federal Employees Group Life Insurance (FEGLI) reinsurance programs effective July 1, 2009 and October 1, 2009, respectively. The Company recognized total revenues of $274,909,000 and $398,401,000 in 2009 and 2008, respectively, related to the SGLI and FEGLI programs. Total assumed reserves recognized by the Company related to the SGLI and FEGLI programs were $0 as of December 31, 2009. The impact of the SGLI and FEGLI programs on the Company's 2009 and 2008 net income (loss) was immaterial.

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS

The Company issues certain nontraditional long-duration contracts including universal life, variable life and deferred annuities that contain either certain guarantees or sales inducements.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder either (a) return of no less than total deposits made to the contract adjusted for partial withdrawals,
(b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization based upon the specific contract selected. The Company also issues universal life and variable life contracts where the Company provides to the contractholder a no-lapse guarantee.

The assets supporting the variable portion of the traditional variable annuities, variable contracts with guarantees, universal life and variable life contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. For variable annuity contracts, amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees, changes in liabilities for minimum guarantees on deferred annuities are included in policyholder benefits, and changes in liabilities for the minimum guaranteed payments on variable immediate annuities are included in net realized investment gains on the consolidated statements of operations. For universal life and variable life contracts, the amounts assessed against the contractholders for mortality, administrative, and other services are included in policy and contract fees and changes in liabilities for guaranteed benefits are included in policyholder benefits on the consolidated statements of operations. For variable annuity, universal life and variable life contracts, separate account net investment income, net investment gains and losses and the related liability changes are offset within the same line item on the consolidated statements of operations. There were no investment gains or losses on transfers of assets from the general account to the separate account during 2010, 2009 or 2008.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guaranteed withdrawal amounts, the net amount at risk is defined as the guaranteed minimum withdrawal benefit base in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contractholder, determined in accordance with the terms of the contract, in excess of the current account balance. For the guaranteed payout annuity floor, the net amount at risk is defined as the guaranteed benefit in excess of the current benefit payable measured as a monthly amount. For universal life and variable life contracts the net amount at risk is defined as the current death benefit in excess of the current balance, excluding reinsurance.

At December 31, the Company had the following variable annuity contracts with guarantees:

                                                  2010           2009
                                             -------------- --------------
IN THOUSANDS
------------
Return of net deposits:
  In the event of death
    Account value                             $ 2,127,498    $ 1,787,290
    Net amount at risk                        $    15,435    $    60,682
    Average attained age of contractholders          58.1           57.1
  As withdrawals are taken
    Account value                             $   800,688    $   627,129
    Net amount at risk                        $    19,877    $    43,415
    Average attained age of contractholders          63.4           62.7

Return of net deposits plus a minimum return:
  In the event of death
    Account value                             $   150,313    $   126,118
    Net amount at risk                        $    17,599    $    26,754
    Average attained age of contractholders          67.3           66.7
  At annuitization
    Account value                             $   456,474    $   312,231
    Net amount at risk                        $         -    $         -
    Weighted average period remaining until
      expected annuitization (in years)               6.5            6.5

Highest specified anniversary account value:
  In the event of death
    Account value                             $   590,460    $   530,450
    Net amount at risk                        $    22,804    $    72,685
    Average attained age of contractholders          58.4           57.5

Guaranteed payout annuity floor:
    Account value                             $    48,272    $    47,078
    Net amount at risk                        $        30    $        46
    Average attained age of contractholders          70.3           69.8

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

At December 31, the Company had the following universal life and variable life contracts with guarantees:

                                                  2010           2009
                                             -------------- --------------
IN THOUSANDS
------------
Account value (general and separate accounts)  $ 2,967,384   $ 2,449,896
Net amount at risk                             $40,722,237   $38,341,351
Average attained age of policyholders                 49.0          51.0

Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2010 are:

                                     MINIMUM
                                GUARANTEED DEATH    GUARANTEED         MINIMUM
                                   AND INCOME     PAYOUT ANNUITY     GUARANTEED       UNIVERSAL LIFE AND
                                     BENEFITS          FLOOR      WITHDRAWAL BENEFIT     VARIABLE LIFE
                                ---------------- --------------- -------------------- -------------------
IN THOUSANDS
------------
Balance at beginning of year       $   2,539         $  13,823        $     17,176         $    19,488
Incurred guarantee benefits              149            (1,161)             (8,706)             14,336
Paid guaranteed benefits              (1,511)             (555)                  -              (9,817)
                                ---------------- --------------- -------------------- -------------------
Balance at end of year             $   1,177         $  12,107        $      8,470         $    24,007
                                ================ =============== ==================== ===================

Liabilities for guarantees on universal life and variable contracts reflected in the general account as of December 31, 2009 are:

                                     MINIMUM
                                GUARANTEED DEATH    GUARANTEED         MINIMUM
                                   AND INCOME     PAYOUT ANNUITY     GUARANTEED       UNIVERSAL LIFE AND
                                     BENEFITS          FLOOR      WITHDRAWAL BENEFIT     VARIABLE LIFE
                                ---------------- --------------- -------------------- -------------------
IN THOUSANDS
------------
Balance at beginning of year        $   5,961        $   23,923       $     83,252          $   16,247
Change in accounting                      154                 -                  -                   -
   principle
Incurred guarantee benefits              (889)           (9,014)           (66,076)             11,284
Paid guaranteed benefits               (2,687)           (1,086)                 -              (8,043)
                                ---------------- --------------- -------------------- -------------------
Balance at end of year              $   2,539        $   13,823       $     17,176          $   19,488
                                ================ =============== ==================== ===================

The minimum guaranteed death benefit liability and the guaranteed minimum income liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The guaranteed payout annuity floor and minimum guaranteed withdrawal benefits are considered to be derivatives and are recognized at fair value through earnings. The universal life and variable life liabilities are determined by estimating the expected value of death benefits in excess of projected account balances and recognizing the excess ratably over the accumulation period based on total expected assessments. For variable annuity, universal life and variable life contracts with guarantees, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS (CONTINUED)

The following assumptions and methodology were used to determine the minimum guaranteed death and income benefit liability on variable annuities at December 31, 2010 and 2009 (except where noted otherwise):

  - For 2010 and 2009, data was compiled from 1,000 stochastically generated investment performance scenarios. These were ranked by wealth factors and
    put into 100 groups of 10 sequentially.   The mid-point of each group was
    chosen to run the projections used.
  - Mean investment performance was 5.78% and 6.38% for 2010 and 2009, respectively, and is consistent with DAC projections over a 10 year period.
  - Annualized monthly standard deviation was 15.28% for 2010 and 2009.
  - Assumed mortality was 100% of the A200 table for 2010 and 100% of the 1983a table for 2009.
  - Lapse rates varied by contract type and policy duration, ranging from 1% to 25%, with an average of 9%.
  - Discount rates varied by contract type and policy duration and were consistent with discount rates used in DAC models.

The following assumptions and methodology, which are consistent with those used for DAC models, were used to determine the universal life and variable life liability at December 31, 2010 and 2009 (except where noted otherwise):

  - Separate account investment performance assumption was 8%.
  - Assumed mortality was 100% of pricing levels.
  - Lapse rates varied by policy duration, ranging from 2% to 9%.
  - Long-term general account discount rate grades up to 7.50% over five years beginning in 2010. General account discount rate was 5.0% for 2009.
  - Separate account discount rate was 7.73% for 2010 and 2009.

Account balances for contracts with guarantees were invested in variable separate accounts by mutual fund grouping as follows at December 31:

                                       VARIABLE ANNUITY CONTRACTS          VARIABLE LIFE CONTRACTS
                                    --------------------------------    -----------------------------
                                          2010            2009                2010           2009
                                    --------------  ----------------    ---------------  ------------
IN THOUSANDS
------------
Equity                                $ 1,676,968      $ 1,465,394         $ 1,508,274    $ 1,372,254
Bond                                      456,412          347,370             146,928        140,177
Balanced                                  542,233          425,486             217,805        208,002
Money market                               61,125           68,093              34,089         33,272
Mortgage                                   65,052           79,920              44,979         47,052
Real estate                                66,481           57,595              44,158         37,967
                                    --------------  ----------------    ---------------  ------------
 Total                                $ 2,868,271      $ 2,443,858         $ 1,996,233    $ 1,838,724
                                    ==============  ================    ===============  ============

(15) UNREMITTED PREMIUMS AND CLAIMS PAYABLE

The Company acts as an agent of certain insurance underwriters and has a fiduciary responsibility to remit the appropriate percentage of monies collected from each financial institution customer to the corresponding insurance underwriters. The remittance is equal to the premiums collected from the financial institution customer, less any commissions earned by the Company. The Company recognizes a liability equal to the amount of the premiums that have not yet been remitted to the insurance underwriters. At December 31, 2010 and 2009, the liability associated with unremitted premiums and claims payable was $19,997,000 and $19,593,000, respectively and is reported as part of other liabilities on the consolidated balance sheets. As described in note 2, as of December 31, 2010 and 2009, the Company had restricted the use of $19,997,000 and $19,593,000, respectively, of its cash and cash equivalents to satisfy these premium and claims remittance payables.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(16) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. At December 31, 2010 and 2009, the balance of the surplus notes was $120,000,000 and $125,000,000, respectively. During 2010, the Company repurchased $5,000,000 of its outstanding surplus notes. The Company paid a market premium for the repurchase and as a result recorded a $984,000 loss on the transaction, which is included within general operating expenses on the consolidated statements of operations.

All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). As of December 31, 2010 and 2009, the approved accrued interest was $2,883,000 and $3,008,000, respectively. Interest paid on the surplus notes for the years ended December 31, 2010, 2009 and 2008 was $10,307,000, $10,313,000 and $10,313,000, respectively.

The issuance costs of $1,421,000 are deferred and amortized over 30 years on a straight-line basis. At December 31, 2010 and 2009, accumulated amortization was $717,000 and $640,000, respectively.

At December 31, 2010, the aggregate minimum annual notes payable maturities for the next five years and thereafter are as follows: 2011, $0; 2012, $0; 2013, $0; 2014, $0; 2015, $0; thereafter, $120,000,000.

Total interest paid by the Company for the years ended December 31, 2010, 2009 and 2008 was $10,309,000, $10,236,000 and $10,419,000, respectively.

(17) BUSINESS COMBINATIONS

During 2010, the Company acquired the account rights of a certain insurance related agency. The aggregate purchase price of $200,000 was allocated to finite-lived intangible assets. During 2010, the Company also recorded additional minimum consideration of $922,000 it expects to pay in relation to 2008 acquisitions, all of which was recorded as goodwill.

The amount of acquisition-related additional cash consideration the Company may have to pay in 2011 and future years if certain thresholds are attained is $3,490,000 of which $2,574,000 was accrued at December 31, 2010.

During 2009, the Company acquired certain insurance related agencies. The aggregate purchase price of $5,750,000 was allocated to various assets and liabilities including $3,701,000 to finite-lived intangible assets and $3,500,000 to goodwill. These acquisitions include potential future additional consideration based on attaining thresholds through 2012. The maximum potential additional consideration related to the acquisitions is $1,750,000, of which $1,500,000 was accrued in 2009. The Company also recorded additional minimum consideration it paid or expects to pay in relation to 2008 and 2006 acquisitions of $1,770,000 and $203,000, respectively, all of which was recorded as goodwill. During 2009, the Company completed the final fair value evaluation of assets acquired related to 2008 business combinations, which resulted in a decrease to goodwill of $201,000.

During 2008, the Company acquired certain insurance-related agencies. The aggregate cash purchase price of $5,300,000 was allocated to various assets and liabilities including $3,872,000 to finite-lived intangible assets and $1,810,000 to goodwill.

All acquisitions have been accounted for using the purchase method of accounting, which requires that assets purchased and liabilities assumed be valued at fair value. The effects of the acquisitions are immaterial to the Company's consolidated statements of operations and financial position.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(18) GOODWILL AND INTANGIBLE ASSETS

The amount of goodwill included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                                 2010          2009
------------                              ----------   -----------
Balance at beginning of year               $ 38,053     $ 32,781
Additions                                       922        5,473
Adjustments to prior year acquisitions            -         (201)
                                          ----------   -----------
Balance at end of year                     $ 38,975     $ 38,053
                                          ==========   ===========

Annual impairment testing of goodwill was completed in 2010. The Company uses appropriate measures on a case by case basis when testing goodwill impairment. Methods may include, but are not limited to, historical and future projected financial performance, discounted future cash flows and reviews of various pricing multiples. The Company's evaluation of goodwill completed during 2010 resulted in no impairment losses.

The amount of intangible assets, excluding the value of business acquired assets (VOBA), included on the consolidated balance sheets in goodwill and intangible assets, net, as of December 31, was as follows:

IN THOUSANDS                                 2010          2009
------------                              ----------   -----------
Balance at beginning of year               $ 6,863      $ 5,771
Acquisitions                                   200        3,721
Amortization                                (2,061)      (2,629)
                                          ----------   -----------
Balance at end of year                     $ 5,002      $ 6,863
                                          ==========   ===========

The Company has intangible assets resulting from business and asset acquisitions. Intangible assets acquired during 2009 include non-compete agreements amortizable on a straight-line basis over three to ten years and customer lists amortized over their assigned economic useful lives. Intangible assets acquired during 2008 include non-compete agreements amortizable on a straight-line basis over three years and customer lists and agent relationships amortizable over their assigned economic useful lives. The remaining intangible assets consist of customer/client contracts, lists or relationships. These intangible assets are amortized on a straight-line basis over their estimated useful lives based on the related life of the underlying customer/client contract, list or relationship purchased, which vary in length between three to ten years. The appropriate estimated useful life for each intangible asset class is reviewed annually. A change in expected useful life could potentially indicate impairment of these assets. The Company completes annual impairment testing of all intangible assets. The annual review did not result in any changes to expected useful life and no intangible impairments were recorded in 2010, 2009 or 2008.

Intangible asset amortization expense for 2010, 2009 and 2008 in the amount of $2,042,000, $2,629,000 and $2,962,000, respectively, is included in general operating expenses. Projected amortization expense for the next five years is as follows: 2011, $1,638,000 2012, $1,273,000; 2013, $990,000;
2014, $563,000; 2015, $254,000.

(19) RELATED PARTY TRANSACTIONS

The Company has investment advisory agreements with an affiliate, Advantus. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $14,470,000, $13,117,000 and $13,973,000 during 2010, 2009 and
2008, respectively. As of December 31, 2010 and 2009, the amount due to Advantus under these agreements was $5,411,000 and $4,703,000, respectively.

The Company also has an agreement with an affiliate, Securian Financial Services, Inc. (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid by the Company for the performance of compliance functions for these variable products totaled $2,061,000, $2,440,000 and $2,689,000 for the years ended December 31, 2010, 2009 and 2008, respectively.

Under an assignment agreement with SFS, 12(b)-1 fees from the Advantus Series Fund Portfolios and the Waddell & Reed Target Portfolios are transferred to the Company. For the years ended December 31, 2010, 2009 and 2008, the amounts transferred were $10,099,000, $9,097,000, and $12,103,000, respectively.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, which the Company incurs on behalf of its affiliates and is reimbursed. At December 31, 2010 and 2009, the amount payable to the Company was $14,119,000 and $13,521,000, respectively. The amount of expenses incurred by and reimbursed to the Company for the years ended December 31, 2010, 2009, and 2008 were $56,193,000, $55,227,000 and $54,587,000, respectively.

In 2002, the Company sold a group variable universal life policy to SFG.
The Company received premiums of $2,000,000, $0 and $2,000,000 in 2010, 2009 and 2008, respectively, for this policy. No claims were paid during 2010, 2009 and 2008. As of December 31, 2010 and 2009, reserves held under this policy were $20,325,000 and $16,151,000, respectively.

The Company is a distributor of its affiliates' insurance and other products. Product offerings include credit life and disability, accidental death, collateral protection insurance, guarantee auto protection and debt cancellation. The Company earned $16,023,000, $12,991,000 and $4,166,000 in commission revenues related to the sales and servicing of these products for the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010 and 2009, commission revenue due to the Company from its affiliates was $1,597,000 and $1,449,000, respectively.

Certain of the Company's affiliates distribute its insurance products. Product offerings include individual life and annuity and group life insurance. The Company paid $1,228,000 and $379,000 in commission expenses related to the sales of these products for the years ended December 31, 2010 and 2009.

On December 31, 2010, the Company transferred sponsorship, as well as the related assets and liabilities, of certain employee benefit plans including defined benefit and other postretirement plans to SFG. The transfer of these benefit plans resulted in an increase to accumulated other comprehensive income (loss) of $98,281,000 in 2010. As of December 31, 2010, the Company had a net settlement amount due to SFG of $6,316,000 as a result of the transfer of the benefit plans.

(20) OTHER COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income (loss), adjustments to pension and other postretirement plans, unrealized gains (losses) on securities and related adjustments.

The components of comprehensive income (loss) and related tax effects, other than net income (loss) are illustrated below:

IN THOUSANDS                                              2010                2009                  2008
------------                                        ----------------    ----------------    -------------------

Other comprehensive income (loss), before tax:
 Unrealized gains (losses) on securities                $   355,634         $   856,760         $  (1,194,199)
  Reclassification adjustment for
   (gains) losses included in net income (loss)             (33,341)             (4,380)              386,114
 Unrealized gains (losses) on securities - OTTI              97,996             (37,943)                    -
 Adjustment to deferred policy acquisition costs            (83,725)           (181,638)              151,153
 Adjustment to reserves                                     (14,903)            (52,512)               11,007
 Adjustment to unearned policy and contract fees             25,924              29,884               (31,074)
 Adjustment to pension and other postretirement plans       (27,697)             68,476              (155,716)
                                                    ----------------    ----------------    -------------------
                                                            319,888             678,647              (832,715)
 Income tax (expense) benefit related to items of
  other comprehensive income (loss)                        (113,310)           (235,723)              295,606
                                                    ----------------    ----------------    -------------------
 Other comprehensive income (loss), net of tax          $   206,578         $   442,924         $    (537,109)
                                                    ================    ================    ===================

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The components of accumulated other comprehensive income (loss) and related tax effects at December 31 were as follows:

IN THOUSANDS                                            2010          2009
------------                                         ----------   -----------
Gross unrealized gains                               $  674,129   $  449,600
Gross unrealized losses                                 (63,010)    (160,774)
Gross unrealized losses - OTTI                          (29,540)    (127,536)
Adjustment to deferred policy acquisition costs        (120,656)     (36,931)
Adjustment to reserves                                  (74,106)     (59,203)
Adjustment to unearned policy and contract fees          25,680         (244)
Adjustment to pension and other postretirement plans     (2,871)    (126,375)
                                                     ----------   -----------
                                                        409,626      (61,463)
Deferred federal income tax (expenses) benefits        (139,073)      27,157
                                                     ----------   -----------
 Net accumulated other comprehensive income (loss)   $  270,553   $  (34,306)
                                                     ==========   ===========

(21) STOCK DIVIDENDS AND CAPITAL CONTRIBUTIONS

The Company declared and paid cash dividends to SFG totaling $11,000,000, $8,000,000 and $74,500,000 during the years ended December 31, 2010, 2009, and 2008, respectively.

Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2010 statutory results, the maximum amount available for the payment of dividends during 2011 by Minnesota Life Insurance Company without prior regulatory approval is $193,921,000.

For the years ended December 31, 2010 and December 31, 2009 there were no capital contributions from SFG to the Company. For the year ended December 31, 2008, SFG contributed $7,452,000 of fixed maturity securities, $47,850,000 of equity securities, $15,482,000 of alternative investments, $11,307,000 of cash and a deferred tax asset of $1,799,000 to the Company.

(22) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on consolidated operations or the financial position of the Company.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2010 and 2009, these securities were reported at fair value of $124,840,000 and $41,056,000, respectively.

The Company has long-term commitments to fund alternative investments and real estate investments totaling $216,316,000 as of December 31, 2010. The Company estimates that $87,000,000 of these commitments will be invested in 2011, with the remaining $129,316,000 invested over the next four years.

As of December 31, 2010, the Company had committed to purchase mortgage loans totaling $63,803,000 but had not completed the purchase transactions.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows: 2011, $11,267,000; 2012, $11,267,000; 2013, $11,267,000; 2014, $11,267,000; 2015,
$11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2011, $500,000; 2012, $408,000; 2013, $372,000; 2014, $355,000; 2015, $326,000. Lease expense, net of sub-lease income, for the years ended December 31, 2010, 2009 and 2008 was $8,561,000, $8,613,000, and $8,502,000, respectively. The Company also has long-term lease agreements with unaffiliated companies for office facilities and equipment. Minimum gross rental commitments under these leases are as follows: 2011, $2,197,000; 2012, $1,916,000; 2013, $1,858,000; 2014,
$1,717,000; 2015, $1,203,000.

At December 31, 2010, the Company had guaranteed the payment of $62,600,000 of policyholder dividends and discretionary amounts payable in 2011. The Company has pledged fixed maturity securities, valued at $99,057,000 to secure this guarantee. Pursuant to the Escrow Trust Account Agreement dated December 13, 1991 between Minnesota Life Insurance Company and Wells Fargo Bank, N.A., the Company pays irrevocable dividends to certain policyholders of the Company. Policyholders may choose the form in which the irrevocable dividend is applied, which include the cash payment of the dividend to the policyholder, using the dividend to purchase additional coverage or to increase the cash value of the policy. The policyholders covered by the Escrow Trust Account Agreement primarily includes owners of certain individual life insurance policies issued by the Company, but does not include all of the dividend-paying insurance policies issued by the Company.

The Company has a 100% coinsurance agreement for its individual disability line within its Individual Financial Security business unit. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2010 and 2009, the assets held in trust were $575,508,000 and $587,656,000, respectively. These assets are not reflected on the accompanying consolidated balance sheets.

Occasionally, the Company will enter into arrangements whereby certain lease obligations related to general agents' office space are guaranteed. Additionally, the Company will occasionally enter into loan guarantees for general agents. The accrual related to these guarantees is immaterial at December 31, 2010.

In connection with the dissolution of MIMLIC Life Insurance Company, the Company has agreed to guarantee all obligations and liabilities of MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

In connection with the sale of a subsidiary company in 1997, the Company has guaranteed the adequacy of claim reserves transferred under the agreement for a period of 10 years subsequent to the date of transfer. To the extent that these reserves were over or under provided for, an exchange of the difference is required by the agreement. In 2008, the Company amended the agreement to extend the reserve guarantee by an additional 10 years to December 31, 2017, at which point a settlement payment/receipt will be determined. The Company expects the settlement of this agreement to be immaterial to its consolidated financial position.

The Company has minimum compensation agreements with certain sales and employee groups, the terms of which expire at various times through 2013. Such agreements, which have been revised from time to time, provide for minimum compensation for these groups. The aggregate future minimum commitment under these agreements at December 31, 2010 and 2009 was approximately $2,828,000 and $2,780,000, respectively.

The Company has guaranteed the payment of benefits under certain of its affiliates' non-qualified pension plans in the event that the affiliate is unable to make such payment. This guarantee is unfunded, unsecured and may be amended, modified or waived with written consent by the parties to the agreement. Management does not consider an accrual necessary relating to these guarantees.

The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2010 and 2009 the amount was immaterial to the consolidated financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $1,994,000 and $2,111,000 as of December 31, 2010 and 2009, respectively. These assets are being amortized over a five-year period.

                                                           (Continued)

          MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(23) STATUTORY ACCOUNTING PRACTICES

The Company's insurance operations, domiciled in Minnesota, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Department of Commerce of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company's insurance operations have no material statutory accounting practices that differ from those of the state of domicile or the NAIC accounting practices. See note 21 for discussion of statutory dividend limitations.

The Company and its insurance company subsidiary are required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company and its insurance company subsidiary exceeded the minimum RBC requirements for the years ended December 31, 2010, 2009 and 2008.

The Company's insurance operations are required to file financial statements with state and foreign regulatory authorities. The accounting principles used to prepare these statutory financial statements follow prescribed and permitted accounting principles, which differ from GAAP. On a statutory accounting basis, the Company reported net income (loss) of $99,953,000, $62,300,000 and $(232,266,000) in 2010, 2009 and 2008, respectively.
Combined statutory surplus of these operations was $1,939,215,000 and $1,739,379,000 as of December 31, 2010 and 2009, respectively.

(24) SUBSEQUENT EVENTS

Through March 7, 2011, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company's financial statements.

            MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
Schedule I - Summary of Investments - Other than Investments in Related Parties
                              December 31, 2010
                                (In thousands)

                                                                                        AS SHOWN
                                                                                         ON THE
                                                                          MARKET      CONSOLIDATED
TYPE OF INVESTMENT                                          COST (3)      VALUE      BALANCE SHEET (1)
                                                          -----------   ----------   ------------------
Fixed maturity securities
     U.S. government                                      $   130,044   $  147,421   $         147,421
     Agencies not backed by the full faith and
       credit of the U.S. government                           16,010       17,310              17,310
     Foreign governments                                       45,619       50,245              50,245
     Public utilities                                         858,696      927,429             927,429
     Asset-backed securities                                  486,613      520,029             520,029
     Mortgage-backed securities                             2,933,545    2,979,717           2,979,717
     All other corporate fixed maturity securities          4,212,664    4,497,900           4,497,900
                                                          -----------   ----------   ------------------
        Total fixed maturity securities                     8,683,191    9,140,051           9,140,051
                                                          -----------   ----------   ------------------

Equity securities:
     Common stocks:
        Public utilities                                        1,291        1,355               1,355
        Banks, trusts and insurance companies                  82,101       93,888              93,888
        Industrial, miscellaneous and all other                99,737      118,841             118,841
     Nonredeemable preferred stocks                             2,145        2,736               2,736
                                                          -----------   ----------   ------------------
        Total equity securities                               185,274      216,820             216,820
                                                          -----------   ----------   ------------------

Mortgage loans on real estate                               1,279,854       xxxxxx           1,276,154
Real estate (2)                                                 8,400       xxxxxx               8,400
Policy loans                                                  339,127       xxxxxx             339,127
Other investments                                             249,144       xxxxxx             249,144
Alternative investments                                       447,022       xxxxxx             506,294
Derivative investments                                        165,290       xxxxxx             165,290
Fixed maturity securities on loan                              51,469       xxxxxx              54,071
Equity securities on loan                                       8,624       xxxxxx              10,284
                                                          -----------   ----------   ------------------
        Total                                               2,548,930       xxxxxx           2,608,764
                                                          -----------   ----------   ------------------

Total investments                                         $11,417,395       xxxxxx   $      11,965,635
                                                          ===========   ==========   ==================

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $8,400,000.
(3) Original cost reduced by impairment write-downs for equity securities and original cost reduced by repayments and impairment write-downs and adjusted for amortization of premiums and accrual of discounts for fixed maturity securities and other investments.











See accompanying report of independent registered public accounting firm.

           MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
          Schedule III - Supplementary Insurance Information
                          (In thousands)


                                                        AS OF DECEMBER 31,
                          ------------------------------------------------------------------------
                                DEFERRED        FUTURE POLICY                      OTHER POLICY
                                 POLICY           BENEFITS,                         CLAIMS AND
                              ACQUISITION      LOSSES, CLAIMS       UNEARNED         BENEFITS
                                 COSTS         AND SETTLEMENT      PREMIUMS (2)      PAYABLE
       SEGMENT                                   EXPENSES (1)
------------------------  -----------------  ------------------  ---------------  ----------------
2010:
   Life insurance           $      654,436    $      3,677,196    $     176,305    $      285,109
   Accident and
      health insurance              71,999             708,003           31,645            33,441
   Annuity                         160,707           5,053,172               16                42
                          -----------------  ------------------  ---------------  ----------------
                            $      887,142    $      9,438,371    $     207,966    $      318,592
                          =================  ==================  ===============  ================
2009:
   Life insurance           $      648,832    $      3,262,946    $     205,739    $      281,255
   Accident and
      health insurance              69,298             719,327           34,163            31,754
   Annuity                         174,671           4,732,858               16                18
                          -----------------  ------------------  ---------------  ----------------
                            $      892,801    $      8,715,131    $     239,918    $      313,027
                          =================  ==================  ===============  ================
2008:
   Life insurance           $      725,980    $      3,081,751    $     243,388    $      259,668
   Accident and
      health insurance              67,384             735,159           38,549            30,629
   Annuity                         232,606           4,131,998               79                47
                          -----------------  ------------------  ---------------  ----------------
                            $    1,025,970    $      7,948,908    $     282,016    $      290,344
                          =================  ==================  ===============  ================

                                                               FOR THE YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------------------------------------------------
                                                                     BENEFITS,        AMORTIZATION
                                                    NET            CLAIMS, LOSSES     OF DEFERRED        OTHER
                                 PREMIUM         INVESTMENT        AND SETTLEMENT       POLICY         OPERATING       PREMIUMS
                                REVENUE (3)        INCOME           EXPENSES (5)      ACQUISITION       EXPENSES      WRITTEN (4)
       SEGMENT                                                                           COSTS
------------------------    ------------------  -------------  --------------------  ---------------  ------------  ---------------
2010:
   Life insurance            $      1,599,457    $    314,767    $       1,434,989    $     148,998    $  571,227
   Accident and
      health insurance                162,123          10,540               74,689           23,910        99,178
   Annuity                            194,628         260,649              300,394           41,631       136,290
                            ------------------  -------------  --------------------  ---------------  ------------  ---------------
                             $      1,956,208    $    585,956    $       1,810,072    $     214,539    $  806,695     $        -
                            ==================  =============  ====================  ===============  ============  ===============
2009:
   Life insurance            $      1,832,341    $    282,139    $       1,669,636    $     144,115    $  510,582
   Accident and
      health insurance                156,588          11,438               71,853           21,302        93,189
   Annuity                            202,600         249,538              319,132           32,088       145,829
                            ------------------  -------------  --------------------  ---------------  ------------  ---------------
                             $      2,191,529    $    543,115    $       2,060,621    $     197,505    $  749,600     $        -
                            ==================  =============  ====================  ===============  ============  ===============
2008:
   Life insurance            $      1,810,444    $    307,256    $       1,626,544    $     173,942    $  487,257
   Accident and
      health insurance                154,952          12,113               65,372           19,657        91,635
   Annuity                            400,870         209,847              461,486           43,982       154,492
                            ------------------  -------------  --------------------  ---------------  ------------  ---------------
                             $      2,366,266    $    529,216    $       2,153,402    $     237,581    $  733,384     $        -
                            ==================  =============  ====================  ===============  ============  ===============

(1)  Includes policy and contract account balances
(2)  Includes unearned policy and contract fees
(3)  Includes policy and contract fees
(4)  Applies only to property and liability insurance
(5)  Includes policyholder dividends







See accompanying report of independent registered public accounting firm.

           MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      Schedule IV - Reinsurance
              Years ended December 31, 2010, 2009 and 2008
                            (In thousands)

                                                                                              PERCENTAGE
                                                    CEDED TO     ASSUMED FROM                  OF AMOUNT
                                         GROSS       OTHER           OTHER         NET          ASSUMED
                                         AMOUNT     COMPANIES      COMPANIES      AMOUNT         TO NET
                                     ------------  ------------  ------------  ------------  --------------
2010: Life insurance in force        $680,020,319  $150,837,900  $  1,031,813  $530,214,232          0.2%
                                     ============  ============  ============  ============
 Premiums:
      Life insurance                 $  1,385,008  $    219,309  $     21,915  $  1,187,614          1.8%
      Accident and health insurance       236,168        78,701         4,656       162,123          2.9%
      Annuity                              83,351             -             -        83,351          0.0%
                                     ------------  ------------  ------------  ------------
           Total premiums            $  1,704,527  $    298,010  $     26,571  $  1,433,088          1.9%
                                     ============  ============  ============  ============
2009: Life insurance in force        $607,044,078  $113,263,709  $  1,284,703  $495,065,072          0.3%
                                     ============  ============  ============  ============
 Premiums:
      Life insurance                 $  1,236,455  $    113,070  $    293,552  $  1,416,937         20.7%
      Accident and health insurance       231,993        83,121         7,716       156,588          4.9%
      Annuity                             107,564             -             -       107,564          0.0%
                                     ------------  ------------  ------------  ------------
           Total premiums            $  1,576,012  $    196,191  $    301,268  $  1,681,089         17.9%
                                     ============  ============  ============  ============
2008: Life insurance in force        $551,339,006  $ 87,113,914  $179,254,141  $643,479,233         27.9%
                                     ============  ============  ============  ============
 Premiums:
      Life insurance                 $  1,099,198  $    101,695  $    416,489  $  1,413,992         29.5%
      Accident and health insurance       227,337        85,493        13,108       154,952          8.5%
      Annuity                             293,332             -             -       293,332          0.0%
                                     ------------  ------------  ------------  ------------
           Total premiums            $  1,619,867  $    187,188  $    429,597  $  1,862,276         23.1%
                                     ============  ============  ============  ============





See accompanying report of independent registered public accounting firm.

                                     PART C

                                OTHER INFORMATION

                            Variable Annuity Account

                   Cross Reference Sheet to Other Information

Form N-4

Item Number        Caption in Other Information

    24.            Financial Statements and Exhibits

    25.            Directors and Officers of the Depositor

    26.            Persons Controlled by or Under Common Control with the
                     Depositor or Registrant

    27.            Number of Contract Owners

    28.            Indemnification

    29.            Principal Underwriters

    30.            Location of Accounts and Records

    31.            Management Services

    32.            Undertakings

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Audited Financial Statements of Variable Annuity Account for the fiscal year ended December 31, 2010, are included in Part B of this filing and consist of the following:


      1.    Report of Independent Registered Public Accounting Firm.


      2.    Statements of Assets and Liabilities, as of December 31, 2010.

      3.    Statements of Operations, year or period ended December 31, 2010.

      4. Statements of Changes in Net Assets, years or periods ended December 31, 2010 and 2009.


      5.    Notes to Financial Statements.

      Audited Consolidated Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company and subsidiaries, are included in Part B of this filing and consist of the following:

      1. Report of Independent Registered Public Accounting Firm - Minnesota Life Insurance Company and Subsidiaries.


      2. Consolidated Balance Sheets - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2010 and 2009.

      3. Consolidated Statements of Operations - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2010, 2009 and 2008.

      4. Consolidated Statements of Changes in Stockholder's Equity - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2010, 2009 and 2008.

      5. Consolidated Statements of Cash Flows - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2010, 2009 and 2008.

      6. Notes to Consolidated Financial Statements - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2010, 2009 and 2008.

      7. Schedule I - Summary of Investments-Other than Investments in Related Parties - Minnesota Life Insurance Company and subsidiaries, as of December 31, 2010.

      8. Schedule III - Supplementary Insurance Information - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2010, 2009 and 2008.

      9. Schedule IV - Reinsurance - Minnesota Life Insurance Company and subsidiaries, for the years ended December 31, 2010, 2009 and 2008.

     (b)  Exhibits


          1. The Resolution of The Minnesota Mutual Life Insurance Company's Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed on February 28, 2005 as this exhibit 24(c)(1) to Variable Annuity Accounts Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.


          2.   Not applicable.


          3. (a) The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as exhibit 24(c)(3) to Registrant's Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

               (b) The Dealer Selling Agreement previously filed on July 2, 2002 as exhibit 24(c)(3)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (c) Variable Contract Broker-Dealer Sales Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc. and Waddell & Reed, Inc. previously filed on April 21, 2006, as exhibit 24(c)(3)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 12, is hereby incorporated by reference.

          4. (a) The Flexible Payment Deferred Variable Annuity Contract, form 06-70147 Rev 8-2007 previously filed on September 6, 2007 as exhibit 24(c)(4)(a) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Premier Death Benefit Rider, form 02-70073 previously filed on July 2, 2002 as exhibit 24(c)(4)(b) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (c) The Highest Anniversary Value Death Benefit Rider, form 02-70075 previously filed on July 2, 2002 as exhibit 24(c)(4)(c) to Variable Annuity Account's Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

               (d) The Endorsement, form MHC-82-9032 previously filed on July 2, 2002 as exhibit 24(c)(4)(e) to Variable Annuity Account's Form N-4, file Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (e) The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as exhibit 24(c)(4)(f) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (f) The Qualified Plan Agreement, form MHC-88-9176 Rev. 8-93 previously filed on May 21, 1999 as exhibit 24(c)(4)(g) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (g) The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form MHC-97-9418 previously filed on May 21, 1999 as exhibit 24(c)(4)(h) to Variable Annuity Account's Form N-4, File Number 333-79409, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (h) The Individual Retirement Annuity SIMPLE- (IRA) Agreement, form MHC-98-9431 previously filed on May 21, 1999 as exhibit 24(c)(4)(i) to Variable Annuity Account's Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (i) The Estate Enhancement Benefit Rider, form number 03-70085, previously filed on March 12, 2004 as exhibit 24(c)(4)(k) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

               (j) The Guaranteed Income Provider Benefit Rider, form number 03- 70086, previously filed on March 12, 2004 as exhibit 24(c)(4)(l) to Variable Annuity Account's Form N-4, File Number 333-111067, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

               (k) The Guaranteed Minimum Withdrawal Benefit Rider, form number 04-70131 previously filed on December 22, 2004 as exhibit 24(c)(4)(o) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 6, is hereby incorporated by reference.

               (l) The Guaranteed Lifetime Withdrawal Benefit Rider, form number 05-70134 previously filed on July 29, 2005 as exhibit 24(c)(4)(p) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 10 is hereby incorporated by reference.


               (m) The Guaranteed Lifetime Withdrawal Benefit II-Single Rider, form 07-70149, previously filed on April 20, 2007 as exhibit 24(c)(4)(m) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

               (n) The Guaranteed Lifetime Withdrawal Benefit II-Joint Rider, form 07-70150, previously filed on April 20, 2007 as exhibit 24(c)(4)(n) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

               (o) The Guaranteed Minimum Income Benefit Rider, Form 09-70165, previously filed on October 9, 2009 as exhibit 24(c)(4)(0) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.

               (p) The Encore Lifetime Income -- Single Rider, Form 09-70158, previously filed on February 25, 2010 as exhibit 24(b)(4)(p) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (q) The Encore Lifetime Income -- Joint Rider, Form 09-70159, previously filed on February 25, 2010 as exhibit 24(b)(4)(q) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (r) The Individual Retirement Annuity Endorsement Traditional and SEP Annuity, Form 09-70161, previously filed on February 25, 2010 as exhibit 24(b)(4)(r) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (s) The Individual Retirement Annuity Endorsement SIMPLE Annuity, Form 09-70163, previously filed on February 25, 2010 as exhibit 24(b)(4)(s) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.

               (t) The Individual Retirement Annuity Endorsement Roth Annuity, Form 09-70164, previously filed on February 25, 2010 as exhibit 24(b)(4)(t) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.


               (u) The Ovation Lifetime Income-Single Rider, form F.11-70211, filed July 13, 2011 as Exhibit 24(c)4(y) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.

               (v) The Ovation Lifetime Income-Joint Rider, form F.11-70212, filed July 13, 2011 as Exhibit 24(c)4(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers #27 and #178, is hereby incorporated by reference.


          5. (a) The Variable Annuity Application, Form 06-70148 previously filed on September 6, 2007 as exhibit 24(c)(5)(a) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.


          6.   Certificate of Incorporation and Bylaws.


               (a) The Restated Certificate of Incorporation previously filed on February 28, 2005 as this exhibit 24(c)(6)(a) to Variable Annuity Account's Form N-4, File Number 333-111067, Post-Effective Amendment Number 1, is hereby incorporated by reference.


               (b) The Bylaws of the Depositor previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

          7.   Not applicable.

          8. (a) Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Insurance Agreement, previously filed on September 7, 2007 as Exhibit 23(h)(3) to Advantus Series Fund, Inc.'s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 35, is hereby incorporated by reference.

               (b) Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (i) Addendum Dated May 1, 2000 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (ii) Amendment to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (iii) Amendment Dated December 1, 2002 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

                    (iv) Amendment Dated March 1, 2004 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 14, is hereby incorporated by reference.

                    (v) Amendment dated May 1, 2005 to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (vi) Amendment Number Two to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(d)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                    (vii) Amendment Number Seven to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed on October 4, 2007 as
                           Exhibit 24(c)(8)(b)(vii) to Variable Annuity
                           Account's Form N-4, File Number 333-136242,
                           Post-Effective Amendment Number 3, is hereby incorporated by reference.

                (c) Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Minnesota Life Insurance Company, filed on
                     April 20, 2007 as Exhibit 26(h)(3) to Registrant's
                     Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

                     (i)   First Amendment to Amended and Restated
                           Participation Agreement among Minnesota Life
                           Insurance Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                (c1) Amended and Restated Service Contract in connection with
                     Fidelity Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V, previously filed on December 14, 2007 as exhibit 26(i)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (d) Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Ascend Financial Services, Inc. filed on February 27, 2003 as exhibit 27(h)(6) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

               (e) Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                     (i) First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(l)(b) to the Securian Life Variable Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (f) Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

                    (i) First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company, previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal Life Account's Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (g) Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                    (i) Amendment No. 1 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                    (ii) Amendment No. 2 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(x)(ii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                    (iii) Amendment No. 3 to the Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                    (iv) Amendment No. 4 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (v) Amendment No. 5 to Participation Agreement among Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(k)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

                    (vi) Amendment No. 6 to Participation Agreement among Oppenheimer Variable Accounts Funds,
                           OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on October 4, 2007 as
                           Exhibit 24(c)(8)(g)(vi) to Variable Annuity
                           Account's Form N-4, File Number 333-136242,
                           Post-Effective Amendment Number 3, is hereby incorporated by reference.


                    (vii) Amendment No. 7 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(g)(vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


                   (viii) Amendment No. 8 to Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Minnesota Life Insurance Company previously filed on September 7, 2011 as exhibit 24(b)(8)(g)(viii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 28 and 182 is hereby incorporated by reference.


               (h) Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.


                    (i) Amendment No. 1 to Participation Agreement among Panorama Series Fund Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.


                    (ii) Amendment No. 2 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(y)(ii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.


                    (iii) Amendment No. 3 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                    (iv) Amendment No. 4 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.


                    (v) Amendment No. 5 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(l)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

               (i) Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on April 29, 2003 as exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.


                    (i) Schedule A (as amended May 1, 2003 to Minnesota Life Insurance Company Participation Agreement filed on April 29, 2003 as exhibit 24(c)(8)(z)(i) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.


                    (ii) Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(m)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.



                   (iii) Amendment No. 2 to the Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 15, 2008 as exhibit 24(c)(8)(i)(iii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 17, is hereby incorporated by reference.


                    (iv) Third Amendment to Supplement to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(i)(iv) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


               (j) Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(10)(i) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i) Schedule A as amended May 1, 2003 to the Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(10)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (ii) Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                    (iii) Amendment No. 2 to the Participation Agreement dated March 2, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.


                    (iv) Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(n)(iv) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.


                    (v) Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective April 30, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(j)(v) to Variable Annuity Account's
                          Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


               (k) Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(11) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i) Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investments, Inc., previously filed as
                           Exhibit 26(h)(8)(11)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (ii) Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

               (l) Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i) Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (ii) Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(13)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (iii) Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.


                    (iv) Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.


                    (v) Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

                    (vi) Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(p)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.


                    (vii) Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial Services Company previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

                   (viii) Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company and Massachusetts Financial Services Company effective September 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(viii) to Variable Annuity Account's
                           Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


                    (viv) Joinder to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company previously filed on September 7, 2011 as exhibit 24(b)(8)(1)(viv)to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 28 and 182 is hereby incorporated by reference.


               (m) Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(i) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (i) Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(ii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (ii) Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company filed on April 30, 2003 as exhibit 27(h)(14)(iii) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.

                    (iii) Amendment No. 3 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

                    (iv) Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as
                           Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.


                    (v) Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(q)(v) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.


                    (vi) Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(m)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.


                `   (vii) Amendment to Participation Agreement by and among
                          Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc. effective August 16, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(m)(vii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


               (n) Waddell & Reed Target Funds, Inc. Participation Agreement, previously filed on February 19, 2004 as exhibit 27(h)(15) to Minnesota Life Variable Universal Life Account's Form N-6, File Number 333-109853, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

                    (i) Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33- 64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.


                    (ii) Second Amendment to the Target Funds Participation
                         Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(n)(ii) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 6 on February 27, 2009, is hereby incorporated by reference.


                  (iii) Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(n)(iii) to Variable Annuity Account's
                         Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


               (o) Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Minnesota Life Insurance Company previously filed on April 29, 2003 as Exhibit 24 (c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.

                    (i) Amendment Number one to the Agreement between Van Kampen Asset Management, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(s)(i) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.


                    (ii) Amendment Number Two to Participation Agreement among
                         Minnesota Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management previously filed on April 27, 2010 as exhibit 26(h)(15)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.


               (p) Shareholder Information Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(l)(iv) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17 is hereby incorporated by reference.

               (q) Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

               (r) Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

               (s) Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (t) Shareholder Information Agreement between American Century Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(t) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (u) Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(u) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (v) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (w) Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (x) Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(x) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (y) Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement previously filed on September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (z) Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., and AllianceBernstein Investments, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.


                    (i) Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBerstein L.P. and AllianceBernstein Investments, Inc. previously filed on April 27, 2010 as exhibit 26(h)(21)(ii)to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.


               (aa) Fund Participation Agreement among Minnesota Life Insurance
                    Company, Financial Investors Variable Insurance Trust, Alps Advisers, Inc. and Alps Distributors, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

                    (i) Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. filed on February 25, 2010 as exhibit 24(b)(8)(aa)(i) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendments 11 and 161 is hereby incorporated by reference.


                    (ii) Amendment Number Two to Participation Agreement among
                         Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. previously filed on April 27, 2010 as exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.


               (bb) Participation Agreement among The Universal Institutional
                    Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota Life Insurance Company , previously filed on October 4, 2007 as
                    Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.


                    (i) Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc. previously filed on April 27, 2010 as exhibit 26(h)(17)(ii) to Minnesota Life Variable Life Account's Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.


               (cc) Fund Participation Agreement among Neuberger Berman Advisers
                    Management Trust, Neuberger Berman Management Inc. and Minnesota Life Insurance Company, previously filed on October 9, 2009 as Exhibit 24(c)(8)(cc) to Variable Annuity Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.


               (dd) Selling Agreement for Advisor Class Shares of PIMCO Variable
                    Insurance Trust between Allianz Global Investors Distributors LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(dd) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

               (ee) PIMCO Services Agreement for Advisor Class Shares of PIMCO
                    Variable Insurance Trust between Pacific Investment Management Company LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ee) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

               (ff) Participation Agreement among Minnesota Life Insurance
                    Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

               (gg) Participation Agreement by and between Goldman Sachs
                    Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(gg) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

               (hh) Administrative Services Agreement between Goldman Sachs
                    Asset Management, L.P. and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(hh) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

               (ii) Services Agreement between Goldman, Sachs & Co. and
                    Minnesota Life Insurance Company. previously filed on April 25, 2011 as exhibit 24(c)(8)(ii) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

               (jj) Fund Participation and Service Agreement among
                    Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series previously filed on April 25, 2011 as exhibit 24(c)(8)(jj) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

              (kk) Business Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc. and Capital Research and Management Company previously filed on April 25, 2011 as exhibit 24(c)(8)(kk) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

              (ll) American Funds Rule 22c-2 Agreement among American Funds Service Company and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ll) to Variable Annuity Account's Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.


9.       Opinion and consent of Michael P. Boyle, Esq.


10.      Consent of KPMG LLP.


11.      Not applicable.

12.      Not applicable.

13. Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.

Item 25.  Directors and Officers of the Minnesota Life Insurance Company


Name and Principal                          Position and Offices
Business Address                            with Minnesota Life
------------------                          ------------------------------

Brian C. Anderson                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Eric J. Bentley                             Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Mary K. Brainerd                            Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                              Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Susan L. Ebertz                             Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                             Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Julio A. Fesser                             Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

Craig J. Frisvold                           Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                               Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

John F. Grundhofer                          Director
U.S. Bancorp
800 Nicollet Mall
Suite 2870
Minneapolis, MN  55402

Mark B. Hier                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Christopher M. Hilger                       Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                              Director
4623 McDonald Drive Overlook
Stillwater, MN  55082

David J. LePlavy                            Senior Vice President, Treasurer
Minnesota Life Insurance Company            and Controller
400 Robert Street North
St. Paul, MN  55101

Richard L. Manke                            Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                         Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                           Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert M. Olafson                           Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


Kathleen L. Pinkett                         Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


Dennis E. Prohofsky                         Director and Secretary
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Dwayne C. Radel                             Director, Senior Vice President and
Minnesota Life Insurance Company            General Counsel
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                             Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                           Chairman, President and Chief
Minnesota Life Insurance Company            Executive Officer
400 Robert Street North
St. Paul, MN  55101

Bruce P. Shay                               Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


Nancy R. Swanson                            Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


Randy F. Wallake                            Director, Executive Vice President
Minnesota Life Insurance Company            & Vice Chair
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                            Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Nancy L. Winter                             Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                           Director, Executive Vice President
Minnesota Life Insurance Company            and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH MINNESOTA LIFE INSURANCE COMPANY OR MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

        Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

        Securian Financial Group, Inc. (Delaware)
        Capitol City Property Management, Inc.
        Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

        Minnesota Life Insurance Company
        Securian Financial Network, Inc.
        Securian Ventures, Inc.
        Advantus Capital Management, Inc.
        Securian Financial Services, Inc.
        Securian Casualty Company
        CNL Financial Corporation (Georgia)
        Capital Financial Group, Inc. (Maryland)
        H. Beck, Inc. (Maryland)
        CFG Insurance Services, Inc. (Maryland)
        Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

        Personal Finance Company LLC (Delaware)
        Enterprise Holding Corporation
        Allied Solutions, LLC (Indiana)
        Securian Life Insurance Company
        Marketview Properties, LLC
        Marketview Properties II, Inc.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

        Financial Ink Corporation
        Oakleaf Service Corporation
        Lafayette Litho, Inc.
        MIMLIC Funding, Inc.
        MCM Funding 1997-1, Inc.
        MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:

        Cherokee National Life Insurance Company (Georgia)
        CNL/Insurance America, Inc. (Georgia)
        CNL/Resource Marketing Corporation (Georgia)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

        Advantus Series Fund, Inc.

Majority-owned subsidiary of Securian Financial Group, Inc.:

        Securian Trust Company, N.A.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

        CRI Securities, LLC

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 27.  NUMBER OF CONTRACT OWNERS



As of August 2, 2011, the number of holders of Securities of this class were as follows:





      Title of Class          Number of Record Holders
      --------------          ------------------------
Variable Annuity Contracts-
     multioption Extra                 1,558




ITEM 28.  INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

          (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
               Variable Fund D
               Variable Annuity Account
               Minnesota Life Variable Life Account


               Minnesota Life Individual Variable Universal Life Account

               Minnesota Life Variable Universal Life Account
               Securian Life Variable Universal Life Account

     (b)  Directors and Officers of Securian Financial Services, Inc.:



                                                   Positions and
Name and Principal                                 Offices
Business Address                                   with Underwriter
------------------                                 ----------------
George I. Connolly                                 President, Chief
Securian Financial Services, Inc.                  Executive Officer and
400 Robert Street North                            Director
St. Paul, MN 55101

Dwayne C. Radel                                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN 55101

Warren J. Zaccaro                                  Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, MN 55101

Loyall E. Wilson                                   Senior Vice President, Chief
Securian Financial Services, Inc.                  Compliance Officer and
400 Robert Street North                            Secretary
St. Paul, MN 55101

Richard A. Diehl                                   Vice President and Chief
Securian Financial Services, Inc.                  Investment Officer
400 Robert Street North
St. Paul, MN 55101

Scott C. Thorson                                   Vice President-Business
Securian Financial Services, Inc.                  Operations and Treasurer
400 Robert Street North
St. Paul, MN 55101

Suzanne M. Chochrek                               Vice President-Business and
Securian Financial Services, Inc.                 Market Development
400 Robert Street North
St. Paul, MN 55101



     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



  Name of           Net Underwriting   Compensation on
 Principal           Discounts and      Redemption or     Brokerage       Other
Underwriter           Commissions       Annuitization    Commissions   Compensation
- -----------         ----------------   ---------------   -----------   ------------

Securian Financial,
 Services Inc.          $22,822,806            ---              ---           ---




ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101-2098.

ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

     (a) Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.

     (c) Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES






As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and Variable Annuity Account has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of St. Paul and the State of Minnesota on the 7th day of September, 2011.






                                       VARIABLE ANNUITY ACCOUNT
                                       (Registrant)

                                   By: MINNESOTA LIFE INSURANCE COMPANY
                                       (Depositor)

                                   By             /s/ Robert L. Senkler
                                       -----------------------------------------
                                                      Robert L. Senkler
                                             Chairman of the Board, President
                                               and Chief Executive Officer






As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of Saint Paul, and the State of Minnesota, on the 7th day of September, 2011.






                                       MINNESOTA LIFE INSURANCE COMPANY

                                    By            /s/ Robert L. Senkler
                                       -----------------------------------------
                                                      Robert L. Senkler
                                             Chairman of the Board, President
                                               and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.




              Signature                        Title                                    Date
              ---------                        -----                                    ----
/s/ Robert L. Senkler                         Chairman, President and                   September 7, 2011
---------------------------------------       Chief Executive Officer
Robert L. Senkler

*                                              Director
----------------------------------------
Mary K. Brainerd

*                                              Director
----------------------------------------
John W. Castro

*                                              Director
----------------------------------------
Sara H. Gavin

*                                              Director
----------------------------------------
John F. Grundhofer

*                                              Director
----------------------------------------
John H. Hooley

*                                              Director
----------------------------------------
Dennis E. Prohofsky

*                                              Director
----------------------------------------
Dwayne C. Radel

*                                              Director
----------------------------------------
Trudy A. Rautio

*                                              Director
----------------------------------------
Randy F. Wallake

*                                              Director
----------------------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro                          Executive Vice President                 September 7, 2011
----------------------------------------       and Chief Financial Officer
Warren J. Zaccaro                              (chief financial officer)

/s/ Warren J. Zaccaro                          Executive Vice President                 September 7, 2011
----------------------------------------       and Chief Financial Officer
Warren J. Zaccaro                              (chief accounting officer)

/s/ David J. LePlavy                           Senior Vice President, Treasurer         September 7, 2011
----------------------------------------       and Controller (treasurer)
David J. LePlavy

/s/ Dwayne C. Radel                            Director and Attorney-in-Fact            September 7, 2011
----------------------------------------
Dwayne C. Radel




* Pursuant to power of attorney dated April 12, 2010, a copy of which is filed herewith.

                                  EXHIBIT INDEX



EXHIBIT NUMBER   DESCRIPTION OF EXHIBIT
--------------   ----------------------
9.               Opinion and consent of Michael P. Boyle, Esq.

10.              Consent of KPMG LLP.

13. Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.